Registration No. 333-71521
811-05118
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-6
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
Pre-Effective Amendment No. _____
Post-Effective Amendment No. 27
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
Amendment No. 272
Principal Life Insurance Company Variable Life Separate Account
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(Exact Name of Registrant)
Principal Life Insurance Company
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(Name of Depositor)
The Principal Financial Group, 711 High Street, Des Moines, Iowa 50392
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(Address of Depositor's Principal Executive Offices) (Zip Code)
(515) 247-6785
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Depositor's Telephone Number, including Area Code
Scott Van Wyngarden
The Principal Financial Group
711 High Street
Des Moines, Iowa 50392-0300
(Name and Address of Agent for Service)

Principal Survivorship Flexible Premium Variable Universal Life
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(Title of Securities Being Registered)
It is proposed that this filing will become effective (check appropriate box)
_____    immediately upon filing pursuant to paragraph (b) of Rule 485
_XX__    on May 1, 2024 pursuant to paragraph (b) of Rule 485
_____    60 days after filing pursuant to paragraph (a)(1) of Rule 485
_____    on (date) pursuant to paragraph (a)(1) of Rule 485
If appropriate, check the following box:
_____    This post-effective amendment designates a new effective date for a previously filed post-effective amendment.
No filing fee is due because an indefinite amount of securities is deemed to have been registered in reliance on Section 24(f) of the Investment Company Act of 1940.

PRINCIPAL® SURVIVORSHIP FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE
FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICY
Issued by Principal Life Insurance Company (the “Company”) through its

Principal Life Insurance Company Variable Life Separate Account

This prospectus is dated May 1, 2024.
This prospectus, also known as the statutory prospectus, is only for the use of current Policy Owners. It provides information about the Policy. Information about the Underlying Funds available as investment options under the Policy is contained in their respective current prospectuses, which you should read carefully.
The Securities and Exchange Commission (“SEC”) has not approved or disapproved this security or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
Additional information about certain investment products, including variable life insurance policies, has been prepared by the SEC’s staff and is available at Investor.gov.

GLOSSARY
Adjustment – change to your Policy resulting from an increase or decrease in Face Amount or a change in: smoking status; death benefit option; rating or riders.
Adjustment Date – the Monthly Date on or next following the Company’s approval of a requested Adjustment.
Attained Age – for each Insured, it is the Insured’s age on the birthday on or preceding the last policy anniversary.
Business Day – any date that the New York Stock Exchange (“NYSE”) is open for trading and trading is not restricted.
Company (and we, us, our) - Principal Life Insurance Company.
Data Pages - the pages of the policy which contain information specific to you, to the Insured and the Policy. Current or revised Data Pages may be sent to you from time to time which reflect the current status of your Policy.
Death Benefit Guarantee Premium – a premium which is required to be paid in order to guarantee that the Policy will not lapse for a specific number of years.
Division – a part of the Separate Account which invests in shares of a corresponding Underlying Fund. The "Money Market Division" refers to the Fidelity VIP Government Money Market Division.
Effective Date – the date on which all requirements for issuance of a Policy have been satisfied.
Face Amount – life insurance base policy coverage amount.
Fixed Account – that part of the Policy that is not in the Divisions or Loan Account.
General Account – assets of the Company other than those allocated to any of our Separate Accounts.
Home Office – the address shown on your Policy cover page or such other address we provide.
Insureds – the persons named as the “Insured(s)” on the Data Pages.
Joint Equivalent Age (JEA) – the adjusted age of the insured which is based on the gender, age, smoking status and risk classification of each insured.
Loan Account – portion of the Policy Value that reflects the Loan Indebtedness (if you have taken out a loan).
Loan Indebtedness – the amount of any policy loan(s) and unpaid loan interest.
Maturity Date – the Policy anniversary following either Insured’s 100th birthday.
Minimum Monthly Premium – the amount that, if paid, will keep the Policy in force for one month (not taking into account the current Monthly Policy Charge and surrender charge).
Monthly Date – the day of the month which is the same day as the Policy Date. For example, if the Policy Date is September 5, 2005, the first Monthly Date is October 5, 2005.
Monthly Policy Charge – the amount subtracted from the Policy Value on each Monthly Date.
Net Amount at Risk – the amount upon which the cost of insurance charges are based, computed as follows: the death benefit (as described in the Policy) at the beginning of the policy month, divided by 1.0024663; minus the Policy Value at the beginning of the policy month calculated as if the Monthly Policy Charge was zero.
Net Policy Value – the Policy Value minus any Loan Indebtedness.
Net Premium – the gross premium less the deductions for the Premium Expense Charge. It is the amount of premium allocated to the Divisions and/or the Fixed Account.
Net Surrender Value – Surrender Value minus any Loan Indebtedness.
No Lapse Guarantee Premium – a premium which is required to be paid in order to guarantee the Policy will not lapse in the first five years.
Owner – the person, including joint Owner, who owns all the rights and privileges of this Policy.
Policy Date – the date from which Monthly Dates, Policy Years and policy anniversaries are determined.
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Policy Value – the sum of the values in the Divisions, the Fixed Account, and the Loan Account.
Policy Year – the one-year period beginning on the Policy Date and ending one day before the Policy anniversary and each subsequent one year period beginning on a Policy anniversary. For example, if the Policy Date is September 5, 2005, the first Policy Year ends on September 4, 2006.
Premium Expense Charge – the charge deducted from premium payments to cover a sales charge and state, local and federal tax payments.
Prorated Basis – in the proportion that the value of a particular Division or the Fixed Account bears to the total value of all Divisions and the Fixed Account.
Separate Account - the Principal Life Insurance Company Variable Life Separate Account, an account established by us which has Divisions to which Net Premiums may be allocated under the Policy.
Surrender Value – Policy Value minus any surrender charge.
Surviving Insured – the Insured who is living at the death of the other Insured. If both Insureds die simultaneously, then the term “Surviving Insured” means the younger of the two Insureds.
Target Premium – a premium amount which is used to determine any applicable surrender charge under a Policy. Target premiums are provided in Appendix A.
Underlying Fund – a registered open-end investment company, or a separate investment account or portfolio thereof, in which a Division invests.
Unit – the accounting measure used to calculate the value of each Division.
Valuation Period – the period begins at the close of normal trading on the New York Stock Exchange ("NYSE"), generally 4:00 p.m. E.T. on each Business Day, and ends at the close of normal trading of the NYSE on the next Business Day.
Written Request – actual delivery to the Company at our Home Office of a written notice or request, signed and dated, on a form we supply or approve, or in such other form and substance that is acceptable to us. In states where permitted, we will require you to use the form(s) we provide for certain Written Requests, along with required supporting documentation, including, for example, for a policy surrender, a change of beneficiary, or a request to adjust your Policy.
Written Requests may be mailed to us at:
Principal Life Insurance Company
P.O. Box 10431
Des Moines, Iowa 50306-0431
Phone: 1-800-247-9988
Fax: 1-866-885-0390
you, your – the Owner of the Policy.
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KEY INFORMATION
Important Information You Should Consider about the Policy

FEES AND EXPENSES				Location in Statutory Prospectus
Charges for Early Withdrawals
Guaranteed Maximum: $36.90 per $1,000 of Policy Face Amount (3.69%)
"Face Amount" refers to the life insurance coverage amount. If you fully surrender your Policy within ten years of the Policy Date shown on your Data Pages or a Face Amount increase, a surrender charge is imposed. For example, if you make an early withdrawal, you could pay a maximum surrender charge of up to $3,690 on a Policy with a Face Amount of $100,000. Surrender charges decline over time.
SUMMARY: FEE TABLES - Transaction Fees
Transaction Charges	In addition to surrender charges, you may also be charged for other transactions, including a sales charge and taxes assessed on each premium paid, and transfer fees.			SUMMARY: FEE TABLES - Transaction Fees
Ongoing Fees and Expenses
In addition to surrender charges and transaction charges, an investment in the Policy is subject to certain ongoing fees and expenses, including fees and expenses covering the cost of insurance under the Policy and the cost of optional benefits under the Policy. Such fees and expenses are set based on the characteristics of the Insured (e.g., age, sex, and rating classification). You should view the Data Pages for rates applicable to you. "Data Pages" are the pages of the policy which contain information specific to you, to the Insured and the Policy. Current or revised Data Pages may be sent to you from time to time.
SUMMARY: FEE TABLES - Transaction Fees and Periodic Charges Other Than Annual Underlying Fund Expenses
	Investors will also bear expenses associated with the Underlying Fund Companies, as shown in the following table:			SUMMARY: FEE TABLES - Annual Underlying Fund Expenses
	Annual Fee	Minimum	Maximum
	Investment Options (Underlying Fund Fees and Expenses)	0.21%	4.52%

RISKS		Location in Statutory Prospectus
Risk of Loss	You can lose money by investing in a Policy.	PRINCIPAL RISKS OF INVESTING IN THE POLICY - Risk of Loss; Not a Short Term Investment
Not a Short-Term Investment	The Policy is not a short-term investment and is not appropriate for an investor that needs ready access to cash. If you take a withdrawal, any surrender charge will reduce the value of your Policy.
Risks of Underlying Funds	An investment in the Policy is subject to the risk of poor investment performance and can vary depending on the performance of the Underlying Funds. Each Underlying Fund has its own unique risks. A comprehensive discussion of the risks of each Underlying Fund may be found in the Underlying Fund’s prospectus. You should review these investment options before making an investment decision.	PRINCIPAL RISKS OF INVESTING IN THE POLICY - Risks of Underlying Funds
Insurance Company Risks	An investment in the Policy is subject to the risks related to the Company. Any obligations (including under the Fixed Account), guarantees, or benefits are subject to the claims-paying ability of the Company. More information about the Company, including its financial strength ratings, is available at https://investors.principal.com/investor-relations/our-business/credit-ratings/default.aspx.	GENERAL DESCRIPTION OF THE POLICY - General Account
Contract Lapse	When the Policy lapses, it terminates with no value and no longer provides any life insurance benefit upon the death of the Insured. Poor investment performance, partial surrenders, or policy loans may increase the risk of lapse. If your Policy lapses, you can only reinstate it under certain conditions, including making certain payments.	PRINCIPAL RISKS OF INVESTING IN THE POLICY - Policy Termination (Lapse)

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RESTRICTIONS		Location in Statutory Prospectus
Investments
While you may transfer amounts in the Divisions (which invest in shares of a corresponding Underlying Fund) and Fixed Account, certain restrictions and transfer fees apply with regard to the number and amount of such transfers. Transfers are also subject to the excessive trading and market timing polices described in this prospectus.
GENERAL DESCRIPTION OF THE POLICY - Limitations on Transfers
	We reserve the right to remove or substitute Underlying Funds as investment options.	GENERAL DESCRIPTION OF THE POLICY - Reservation of Rights
Optional Benefits	Some optional benefits under the Policy are subject to limitations, restrictions, and additional charges, including with respect to their availability and the amounts that may be paid under such benefits.	OPTIONAL BENEFITS UNDER THE POLICY
	Withdrawals may reduce the value of a benefit by an amount greater than the value withdrawn, which could significantly reduce the value or even terminate the benefit.	OPTIONAL BENEFITS UNDER THE POLICY
	Not all of the options described in the prospectus are available or approved for use in every state.	GENERAL DESCRIPTION OF THE POLICY - Material State Variations

TAXES	Location in Statutory Prospectus
You should consult with a tax professional to determine the tax implications of an investment in, and payments received under, the Policy. There is no additional tax benefit to you if the Policy is purchased through a tax-qualified plan or individual retirement account (IRA), and withdrawals will be subject to ordinary income tax and may be subject to tax penalties
TAX ISSUES RELATED TO THE POLICY

CONFLICTS OF INTEREST		Location in Statutory Prospectus
Investment Professional Compensation	The Company pays compensation to broker-dealers, financial institutions and other parties for the sale of the Policy, including commissions on premiums paid on the Policy. The Company and/or its affiliates may also pay other amounts such as marketing allowances, expense reimbursements and education payments. Such compensation may influence the financial intermediary or sales representative to recommend the purchase of this Policy over competing policies or over other investment options.	PRINCIPAL RISKS OF INVESTING IN THE POLICY - Conflicts of Interest
Exchanges	Some financial representatives may have a financial incentive to offer a new policy in place of the one you already own. You should only exchange an existing Policy if you determine, after comparing the features, fees and risks of both policies, that it is preferable to purchase the new policy rather than continue to own an existing Policy.	PRINCIPAL RISKS OF INVESTING IN THE POLICY - Conflicts of Interest
OVERVIEW OF THE POLICY
This is a brief summary of the Policy’s features. More detailed information follows later in this prospectus.
Purpose
The Policy is an individual flexible premium variable universal life insurance policy offered by the Company. The purpose of the Policy is primarily to provide death benefit protection upon the death of the Insured.
The Policy Value reflects your premium payments, partial surrenders, policy loans, unpaid loan interest policy expenses, interest credited to the Fixed Account and/or investment experience of the Divisions. As a result, the Policy may be appropriate for persons seeking both life insurance protection and the potential for the accumulation of cash values. However, it is not suitable as a short-term investment due to the costs of insurance and the expenses charged.
Premiums
This is a "flexible premium" policy, which means you may choose the amount and frequency of premium payments (subject to certain limitations).
Net Premium payments are allocated to the Fixed Account and the Divisions according to your instructions. Each
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Division invests in a corresponding Underlying Fund. The Underlying Funds are mutual funds registered under the Investment Company Act of 1940 as open-end management investment companies. It is possible that the investment performance could cause a loss of the entire amount allocated to the Division. A full description of each Underlying Fund, its investment objectives, policies and restrictions, charges and expenses and other operational information is contained in its prospectus. Additional information about each Underlying Fund is provided in APPENDIX - UNDERLYING FUNDS AVAILABLE UNDER THE POLICY.
The Internal Revenue Code imposes limits on premiums under the guideline premium/cash value corridor test, as well as to determine whether the policy is classified as a Modified Endowment Contract. If you make a premium payment that we determine exceeds one or both of these limits, we reserve the right to only accept that portion of the payment that is within the applicable limit(s).
Payment of insufficient premiums may result in a lapse of the Policy.
Death Benefits/Maturity Proceeds
Under the Policy, the Company guarantees to pay a death benefit for as long as the Policy is in force. The death proceeds are paid to the beneficiary(ies) when the Insured dies. Death proceeds are paid in cash or applied under a benefit payment option elected on the application (or, if no option was selected, Option 1). Subject to certain conditions, the death benefit option may be changed after the Policy has been issued.
If the Policy is in force and the Insured is living on the Policy Maturity Date, we will pay the Owner an amount equal to the Net Surrender Value unless the Extended Coverage Rider is in effect. Maturity proceeds are paid in cash lump sum or applied under a benefit payment option. The Policy terminates on the Policy Maturity Date unless extended by the Extended Coverage Rider.
Surrenders and Withdrawal Options
The Policy may be fully surrendered and any Net Surrender Value paid to the Owner. If the full surrender is within ten years of the Policy Date or a Face Amount increase, a surrender charge is imposed.
Partial surrenders are subject to limitations on the number and amounts you may surrender. A transaction fee of the lesser of $25 or 2% of the amount surrendered is imposed on each partial surrender after the second partial surrender in a Policy Year.
Loans
A loan may be taken using the Policy as collateral. The maximum loan amount is 90% of the Net Surrender Value. You are charged interest on any Loan Indebtedness.
Transfers
Subject to certain limitations, you may transfer funds among the Divisions and the Fixed Account. We also offer Automatic Portfolio Rebalancing. You may incur an additional fee for transfers.
Optional Insurance Benefits
Subject to certain conditions, you may add one or more optional insurance benefits to your Policy, including benefits that accelerate the payment of your death benefit under certain circumstances or help manage the risk of lapse. An additional charge may apply if you elect an optional benefit
SUMMARY: FEE TABLES

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering or making withdrawals from the Policy. Please refer to your Data Pages for information about the specific fees you will pay based on the options you have elected.
The first table describes the fees and expenses that you will pay at the time that you buy the Policy, partially or fully surrender the Policy or make withdrawals from the Policy, or transfer value between investment options.
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Transaction Fees
Charge	Charge is Deducted:	Amount Deducted
Maximum Sales Charge Imposed:	from each premium paid
Policy Years 1-10 (after issue or Adjustment)		5.0% of premium paid (up to Target Premium) 2.0% of premium paid (in excess of Target Premium)
Policy Years 11+ (after issue or Adjustment)		2.0% of all premium paid
Taxes (federal, state and local)	from each premium paid	3.45% of premium paid
Maximum Surrender Charge*	from proceeds upon full surrender
Policy Years 1-10 (after issue or Adjustment)
Guaranteed Maximum		$36.90 per $1,000 of Face Amount
Guaranteed Minimum		$2.78 per $1,000 of Face Amount
Maximum first year charge for Representative		$9.50 per $1,000 of Face Amount
Insureds (55-year old male and 50-year old female, each with a risk classification of preferred non-smoker)
Transaction Fee	from proceeds upon partial surrender
Guaranteed maximum		lesser of $25 or 2% of the amount surrendered
Current		none
*    Surrender charges decline over time.

This table describes the fees and expenses that you will pay periodically during the time that you own the Policy, not including Underlying Fund fees and expenses.
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Periodic Charges Other Than Annual Underlying Fund Expenses
Charge	When Charge is Deducted	Amount Deducted
Cost of Insurance*:	monthly
Guaranteed Maximum Charge		$83.33 per $1,000 of Net Amount at Risk
Guaranteed Minimum Charge		$0.00 per $1,000 of Net Amount at Risk
Maximum first year charge for Representative Insureds**		$0.00 per $1,000 of Net Amount at Risk
Mortality and Expense Risks Charge:	monthly
Current:		equivalent to:
Policy Years 1-9		0.80% of the value in the Divisions per year
after Policy Year 9		0.30% of the value in the Divisions per year
Administration Charge:	monthly
Guaranteed Maximum:
all Policy Years		$8.00 per month (plus $0.08 per $1,000 of Face Amount (increased by $0.005 per $1,000 per month for each insured classified as a smoker))
Current:
Policy Years 1-10 (after issue or Adjustment)		$8.00 per month plus $0.08 per $1,000 of Face Amount (increased by $0.005 per $1,000 per month for each insured classified as a smoker)
Policy Years 11-20 (after issue or Adjustment)		$8.00 per month plus $0.04 per $1,000 of Face Amount (no additional smoker charge)
after Policy Year 21 (after issue or Adjustment)		$8.00 per month plus $0.02 per $1,000 of Face Amount (no additional smoker charge)
Net Policy Loan Charge	annually (accrued daily)
Policy Years 1-10		2.0% of loan balance per year (the difference between the interest charged on the loan balance and the interest credited to the Loan Account)
after Policy Year ten		0.25% of loan balance per year (the difference between the interest charged on the loan balance and the interest credited to the Loan Account)
Optional Insurance Benefits
Four Year Term Rider	monthly
Guaranteed Minimum		$0.02 per $1,000 of rider benefit
Guaranteed Maximum		$5.17 per $1,000 of rider benefit
Maximum charge for Representative Insureds**		$0.21 per $1,000 of rider benefit
Policy Split Option Rider	monthly
(We reserve the right to charge a one-time fee of $500 at the time the Rider benefit is exercised.)
Guaranteed Minimum		$0.01 per $1,000 of Face Amount
Guaranteed Maximum		$0.01 per $1,000 of Face Amount
Current charge for Representative Insureds**		$0.01 per $1,000 of Face Amount
Single Life Term Rider	monthly
Guaranteed Minimum		$0.06 per $1,000 of Net Amount at Risk
Guaranteed Maximum		$20.22 per $1,000 of Net Amount at Risk
Maximum charge for Representative Insureds**		$0.54 per $1,000 of Net Amount at Risk
*    The cost of insurance rate at issue and for any underwritten Face Amount increase is based on the gender, issue age and age at Adjustment, duration since issue and since Adjustment, smoking status, and risk classification of the Insureds. The charge shown in the table may not be representative of the charge that a particular policy owner will pay. Typically, cost of insurance rates are lower for Insureds who: are non-smokers; have a risk classification of preferred; are younger; and are fully underwritten. You may obtain more information about the particular cost of insurance charge that would apply to your Insureds from your registered representative or by phoning 1-800-247-9988.
**    Representative Insureds are a 55-year old male and 50-year old female, each with a risk classification of standard non-smoker.

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The following table shows the minimum and maximum total operating expenses charged by the Underlying Funds that you may pay periodically during the time that you own the Policy. A complete list of Underlying Funds, including their annual expenses, is provided in APPENDIX - UNDERLYING FUNDS AVAILABLE UNDER THE POLICY

Annual Underlying Fund Expenses as of December 31, 2023	Minimum	Maximum
Expenses that are deducted from Underlying Fund assets, including management fees, distribution and/or service (12b-1) fees and other expenses	0.21%	4.52%

PRINCIPAL RISKS OF INVESTING IN THE POLICY

Risk of Loss; Not a Short-Term Investment
You can lose money by investing in a Policy. Policy charges and surrender charges are among the reasons why the Policy is not intended to be a short-term savings vehicle. It is possible that investment performance could cause a loss of the entire amount allocated to the Divisions. Without additional premium payments or a death benefit guarantee rider, it is possible that no death benefit would be paid upon the Insured’s death.
Policy Termination (Lapse)
On an ongoing basis, the Policy’s Net Surrender Value must be sufficient to cover the Monthly Policy Charges and any Loan Indebtedness. It is possible that poor investment performance could cause the Policy to lapse unless additional premiums are paid. Partial surrenders or policy loans may increase the risk of lapse because the amount of either or both is not available to generate investment return or pay for policy charges. When the Policy lapses, it terminates with no value and no longer provides any life insurance benefit upon the death of the Insured. If your Policy lapses, you can only reinstate it under certain conditions, including making certain payments.
Limitations on Access to Surrender Value
Partial Surrender
The minimum amount of a partial surrender is $500. The total of the amount(s) surrendered may not be greater than 90% of the current Net Policy Value. The partial surrender may not decrease the total Face Amount to less than $100,000. A transaction fee of the lesser of $25 or 2% of the amount surrendered is charged on each partial surrender after the second partial surrender in a Policy Year. The death benefit will be reduced by the amount of the partial surrender.
Up to two partial surrenders may be made in a Policy Year. The minimum amount of a partial surrender is $500. The total of the amount(s) surrendered may not be greater than 75% of the current Net Surrender Value. A transaction fee of the lesser of $25 or 2% of the amount surrendered is charged on each partial surrender after the second partial surrender in a Policy Year. The death benefit will be reduced by the amount of the partial surrender and the transaction charge
Full Surrender
If the full surrender is within ten years of the Policy Date or a Policy Face Amount increase, a surrender charge is imposed. Surrender charges are calculated based on the number of years the Policy was in force.
If you reinstate your Policy and then it is fully surrendered, a surrender charge may be imposed. The number of Policy Years is calculated from the original Policy Date through the surrender date - excluding the period during which the Policy was terminated.
Adverse Tax Consequences
A full surrender, cancellation of the Policy by lapse or the maturity of the Policy on its Maturity Date may have adverse tax consequences. If the amount received by the Owner plus any Loan Indebtedness exceeds the premiums paid into the Policy, then the excess generally will be treated as taxable income.
In certain employer-sponsored life insurance arrangements, participants may be required to report for income tax purposes, one or more of the following:
•the value each year of the life insurance protection provided;
•an amount equal to any employer-paid premiums; or
•some or all of the amount by which the current value exceeds the employer’s interest in the Policy.
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You should consult with a tax professional to determine the tax implications of an investment in, and payments received under, the Policy. Participants should consult with the sponsor or the administrator of the plan and/or with their personal tax or legal adviser to determine the tax consequences, if any, of their employer-sponsored life insurance arrangements. There is no additional tax benefit to you if the Policy is purchased through a tax-qualified plan or individual retirement account (IRA), and withdrawals will be subject to ordinary income tax and may be subject to tax penalties.
There are other tax issues to consider when you own a life insurance policy. These are described in more detail in TAX ISSUES RELATED TO THE POLICY.
Risks of Underlying Funds
A comprehensive discussion of the risks of each Underlying Fund may be found in the Underlying Fund’s prospectus. As with all mutual funds, as the value of an Underlying Fund’s assets rise or fall, the fund’s share price changes. If you sell your Units in a Division (each of which invests in an Underlying Fund) when their value is less than the price you paid, you will lose money.
Each Division invests in a corresponding Underlying Fund. The Underlying Funds are NOT available to the general public directly but are available only as investment options in variable life insurance policies or variable annuity contracts issued by life insurance companies and qualified plans. Some of the Underlying Funds have been established by investment advisers that manage publicly available mutual funds having similar names and investment objectives. While some of the Underlying Funds may be similar to, and may in fact be modeled after publicly available mutual funds, the Underlying Funds are not otherwise directly related to any publicly available mutual fund. Consequently, the investment performance of publicly available mutual funds and of any Underlying Fund may differ substantially.
Conflicts of Interest
Investment Professional Compensation
The Company pays compensation to broker-dealers, financial institutions and other parties (“Financial Intermediaries”) for the sale of the Policy according to schedules in the sales agreements and other agreements reached between the Company and the Financial Intermediaries. Such compensation generally consists of commissions on premiums paid on the Policy. The Company and/or its affiliates may also pay other amounts (“Additional Payments”) that include, but are not limited to, marketing allowances, expense reimbursements and education payments. These Additional Payments are designed to provide incentives for the sale and retention of the Policies as well as other products sold by the Company and may influence the Financial Intermediary or sales representative to recommend the purchase of this Policy over competing policies or over other investment options. You may ask your sales representative about these differing and divergent interests and the compensation paid to your representative and such representative's broker-dealer for soliciting applications for the Policy.
Some financial representatives may have a financial incentive to offer a new policy in place of the one you already own. You should only exchange an existing Policy if you determine, after comparing the features, fees and risks of both policies, that it is preferable to purchase the new policy rather than continue to own an existing Policy.
Compensation and Underlying Fund Selection
When selecting the Underlying Funds, we consider each such fund’s investment strategy, asset class, manager’s reputation, and performance. We also consider the amount of compensation that we receive from the Underlying Funds, their advisers, sub-advisers, or their distributors, which can be significant. Additionally, we offer certain Underlying Funds at least in part because they are managed by an affiliate.
Compensation We Receive from Underlying Funds
The Company and certain of our affiliates receive compensation from certain Underlying Funds pursuant to Rule 12b-1 under the 1940 Act. This compensation is paid out of an Underlying Fund’s assets and is as much as 0.25% of the average net assets of an Underlying Funds that are attributable to the variable life insurance products issued by us and our affiliates that offer the particular fund (the Company’s variable contracts). An investment in an Underlying Funds with a 12b-1 fee will increase the cost of your investment.
Compensation We Receive from Underlying Fund Advisors
We and certain of our affiliates also receive compensation from the advisers and sub-advisers to some of the Underlying Funds. We use this compensation for such purposes as paying expenses that we incur in promoting, issuing, distributing and administering the Policy and providing services on behalf of the Underlying Funds in our role as intermediary. Some advisers and sub-advisers pay us more than others; some advisers and sub-advisers do not
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pay us any such compensation. Such compensation is not reflected in an Underlying Fund's expenses in cases where it is not paid directly out of such fund’s assets, or if it is derived, in whole or in part, from the advisory fee deducted from fund assets. Owners, through their indirect investment in the Underlying Funds, bear the costs of these advisory fees.
Other Conflicts of Interest
The Underlying Funds are available to registered separate accounts offering variable annuity and variable life products of other affiliated and unaffiliated insurance companies, as well as to the Separate Account and other separate accounts of the Company. Although we do not anticipate any disadvantages to these arrangements, it is possible that a material conflict may arise between the interests of the Separate Account and one or more of the other separate accounts participating in the Underlying Funds. A conflict may occur, for example, as a result of a change in law affecting the operations of variable life and variable annuity separate accounts, differences in the voting instructions of the Owners and payees and those of other insurance companies, or some other reason. In the event of a conflict of interest, we will take steps necessary to protect Owners and payees, including withdrawing the Separate Account from participation in the Underlying Funds involved in the conflict or substituting shares of other funds.
CORPORATE ORGANIZATION AND OPERATION

The Company
The Company is a stock life insurance company located at 711 High Street, Des Moines, Iowa 50392. It is authorized to transact life and annuity business in the District of Columbia and every state. The Company is a wholly owned subsidiary of Principal Financial Services, Inc., which in turn, is a directly wholly owned subsidiary of Principal Financial Group, Inc.
The Company believes that, consistent with well established industry and SEC practice, the periodic reporting requirements of the Securities and Exchange Act of 1934 do not apply to it as the depositor of one or more variable insurance product separate accounts. If such requirements are deemed to apply to it as such a depositor, the Company intends to rely on the exemption from such requirements provided by Rule 12h-7 under that Act.
Principal Life Insurance Company Variable Life Separate Account
The Separate Account was established under Iowa law on November 2, 1987 and is registered as a unit investment trust with the SEC. This registration does not involve SEC supervision of the investments or investment policies of the Separate Account.
The income, gains, and losses, whether or not realized, credited to or charged against the Separate Account reflect the Separate Account’s own investment experience and not the investment experience of the Company’s other assets. Assets of the Separate Account may not be used to pay any liabilities of the Company other than those arising from the policies funded by the Separate Account. The Company is obligated to pay all amounts promised to Owners under the Policy.
The Company does not guarantee the investment results of the Separate Account.
The Fixed Account
You may allocate Net Premiums and transfers from your Division(s) to the Fixed Account. The Fixed Account is part of our General Account. Because of exemptions and exclusions contained in the Securities Act of 1933 and the Investment Company Act of 1940, the Fixed Account has not been registered under these acts. Neither the Fixed Account nor any interest in it is subject to the provisions of these acts. As a result the SEC has not reviewed the disclosures in this prospectus relating to the Fixed Account. However, disclosures relating to the Fixed Account are subject to generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses. You may obtain more information regarding the Fixed Account from our Home Office or from a registered representative.
Our obligations with respect to the Fixed Account are supported by our General Account. Subject to applicable law, we have sole discretion over the investment of assets in the General Account.
We guarantee that Net Premiums allocated to the Fixed Account accrue interest daily at an effective annual rate of 3% compounded annually. We may, in our sole discretion, credit interest at a higher rate.
We may defer payment of proceeds payable out of the Fixed Account for a period of up to six months.
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The Underlying Funds
The assets of each Division of the Separate Account invest in a corresponding Underlying Fund. The Company purchases and sells fund shares for the Separate Account at their net asset value. The assets of each Division are separate from the others. A Division’s performance has no effect on the investment performance of any other Division.
The funds are mutual funds registered under the Investment Company Act of 1940 as open-end management investment companies. Additional information about each Underlying Fund, including its name, type, investment advisor, current expenses and performance, is provided in APPENDIX - UNDERLYING FUNDS AVAILABLE UNDER THE POLICY. A full description of the funds is contained in their prospectuses (which should be read carefully before investing). These documents are available without charge on the following website www.principal.com/SurvivorshipVULReport.
Voting Rights
We vote shares of the Underlying Funds owned by the Separate Account according to the instructions of the Owners. We will notify you of shareholder meetings of the Underlying Funds related to the Divisions in which you hold Units. We will send you proxy materials and instructions for you to provide voting instructions to us. We will arrange for the handling and tallying of proxies received from you and other Policy Owners. If you give no voting instructions, we will vote those shares in the same proportion as shares for which we received instructions.
We determine the number of fund shares that you may instruct us to vote by allocating one vote for each $100 of Policy Value in the Division. Fractional votes are allocated for amounts less than $100. We determine the number of Underlying Fund shares you may instruct us to vote as of the record date established by the mutual fund for its shareholder meeting. In the event that applicable law changes or we are required by regulators to disregard voting instructions, we may decide to vote the shares of the Underlying Funds in our own right. Because there is no required minimum number of votes a small number of votes can have a disproportionate effect.
CHARGES AND DEDUCTIONS

We make certain charges and deductions to support operation of the Policy and the Separate Account. Some charges are deducted from premium payments when they are received; some charges are deducted on a monthly basis; and some charges are deducted at the time a Policy is surrendered or terminated. These charges are intended to cover distribution expenses (commissions paid to registered representatives, printing of prospectuses and advertising); administrative expenses (processing applications, conducting medical examinations, determining insurability, establishing and maintaining records, processing death benefit claims and policy changes, reporting and overhead); and mortality expenses.
The amount of the charges in any Policy Year may not specifically correspond to the expenses for that year. We expect to recover our total expenses over the life of the Policies. To the extent that the charges do not cover total expenses for a Policy Year, we bear the loss. Conversely, if the aggregate amount of the charges deducted is more than our costs for a Policy Year, the excess is profit to the Company.
We make certain charges and deductions to support operation of the Policy and the Separate Account. Some charges are deducted from premium payments when they are received. Other charges are deducted on a monthly basis while others are deducted at the time a Policy is surrendered or terminated.

Premium Expense Charge (Sales Charge and Taxes)
When we receive your premium payment, we deduct a Premium Expense Charge.

Deductions from premiums during each of the first ten years and with respect to premiums made because of a policy Face Amount increase, during the first ten years after the increase, equal:
•sales load of 5.00% of premiums paid up to Target Premium (2.00% of premiums in excess of Target Premium)
•plus 2.20% (of premiums paid) for state and local taxes
•plus 1.25% (of premiums paid) for federal taxes.

Deductions from premiums after the tenth Policy Year (and ten years after a policy Face Amount increase) are:
•sales load of 2.00% of premiums paid
•plus 2.20% (of premiums paid) for state and local taxes
•plus 1.25% (of premiums paid) for federal taxes.
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The actual taxes we pay vary from state to state. The expense charge is based upon the average tax rate we expect to pay nationwide, the premiums we receive from all states and other expense assumptions. The rate for a particular Policy does not necessarily reflect the actual tax costs applicable to that Policy. The sales load is intended to pay us for distribution expenses, including commissions paid to sales representatives, printing of prospectuses and sales literature, and advertising.

Target Premium
The Target Premium is based on the gender, if applicable, age and risk classification of the Insureds (see APPENDIX A- TARGET PREMIUM). The Target Premium is a calculated premium amount used to determine the premium expense change and the surrender charge. The Target Premium is not required to be paid.

Surrender Charge- Full Surrender
A surrender charge is imposed upon full surrender of the Policy within ten years of the Policy Date or of a policy Face Amount increase. In addition, if you reinstate your Policy and then it is fully surrendered, a surrender charge may be imposed.

Surrender charges vary based on the Target Premium of the Policy, age at issue or Adjustment, state of issue and number of policy years since issue or Adjustment. The charge applies only during the first ten Policy Years unless there is a policy Face Amount increase. A policy Face Amount increase has its own surrender charge period that begins on the Adjustment Date. The total surrender charge on the Policy is the sum of the surrender charges for the policy Face Amount at issue and each policy Face Amount increase. The surrender charge is not affected by any decrease in policy Face Amount or any change in policy Face Amount resulting from a change of death benefit options.

Surrender Charge Percentage
The surrender charge during any Policy Year is equal to the number of Target Premiums from the table below multiplied by the applicable surrender charge percentage also shown below. See Appendix A for the description of how to calculate Joint Equivalent Age (“JEA”).

Joint Equivalent Age (JEA) on policy or Adjustment Date	Number of Target Premiums
75 or less	1.00
76 through 80	0.90
81 through 85	0.75
86 or greater	0.65

Surrender Charge Percentage Table
Number of years since policy date and/or the Adjustment Date	The following percentage of surrender charge is payable
0 through 5	100.00%
6	95.24
7	85.71
8	71.43
9	52.38
10	28.57
11 and later	0.00
The surrender charge on a Face Amount increase is calculated by multiplying the increase in Target Premium due to the face increase by the applicable number of Target Premiums from the table above. This result is multiplied by the percentage from the Surrender Charge Percentage Table to get the increase in surrender charges for all years.
The surrender charge on an early surrender or Policy lapse is significant. As a result, you should purchase a Policy only if you have the financial capacity to keep it in force for a substantial period of time.
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Surrender Charge - Partial Surrenders
No surrender charge is imposed on a partial surrender but a transaction fee is applied to each partial surrender, as follows:

Transaction fee on partial surrenders	Lesser of $25 or 2% of amount surrendered

Monthly Policy Charge
The Monthly Policy Charge is made up of:
•Cost Insurance Charge;
•Monthly Administration Charge;
•Mortality and Expense Risks Charge;
•Optional Insurance Benefit Charges; and
•any additional charges shown on the Data Pages.

The Monthly Policy Charge deduction is made from your Policy Value in the Divisions and/ or Fixed Account (but not your Loan Account). The deduction is made using your current Monthly Policy Charge allocation percentages. Your allocation percentages may be: the same as allocation percentages for premium payments; determined on a Prorated Basis; or determined by any other allocation method upon which we agree. For each Division and/or the Fixed Account, the allocation percentage must be zero or a whole number. The total of the allocation percentages must equal 100. Allocation percentages may be changed without charge. A request for an allocation change is effective once approved by us, as of the next Monthly Date. If we cannot follow your instructions because of insufficient value in any Division and/or the Fixed Account, the Monthly Policy Charge is deducted on a Prorated Basis.

Cost of Insurance Charge
This charge compensates us for providing insurance protection under the Policy.

The monthly cost of insurance charge is (a) multiplied by (b) where:
(a)    is the cost of insurance rate (described below) divided by 1,000; and
(b)    is the Net Amount at Risk.

The Net Amount at Risk is the difference between the death benefit and Policy Value (see Glossary for exact formula). The lower the Policy Value, the higher the Net Amount at Risk thus higher costs of insurance charges. The Net Amount at Risk is affected by investment performance, policy loans, payment of premiums, fees and charges under the Policy, death benefit option chosen, partial surrenders and Face Amount Adjustments.

Different cost of insurance rates may apply to policy Face Amount increases. The cost of insurance for the increase is based on each insured’s gender*, issue age, duration since issue, smoking status, and risk classification at the time of the increase. The guaranteed maximum cost of insurance rate for the increase is based on the each insured’s gender*, attained age and risk classification at the time of the increase.
*    The cost of insurance rate for Policies issued in states which require unisex pricing or in connection with employment related insurance and benefit plans is not based on the gender of the Insureds.

For groups and persons buying Policies under a sponsored arrangement that have been granted flexible underwriting, the cost of insurance charge may increase because of higher anticipated mortality experience. As a result, rates for healthy individuals in a group may be greater under special underwriting programs because they bear a portion of the cost of insuring the less healthy individuals in the group.

Monthly Administration Charge
In all Policy Years, the guaranteed maximum monthly administration charge is $8.00 per month plus ($.08 per $1,000 of Face Amount). The charge is increased by $0.005 per $1,000 for each insured that is classified as a smoker.

This charge reimburses us for the costs of maintaining the Policy, including accounting and record keeping.
•The current monthly administration charge is $8.00 per month.
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•An additional monthly administration charge is imposed in the first ten Policy Years of $0.08 per $1,000 of Face Amount. The charge of $0.08 per $1,000 of Face Amount is increased by $0.005 per $1,000 for each insured that is classified as a smoker.
•An additional monthly administration charge is imposed in the eleven through twenty Policy Years of $0.04 per $1,000 of Face Amount (no additional smoker charge).
•An additional monthly administration charge is imposed after Policy Year twenty of $0.02 per $1,000 of Face Amount (no additional smoker charge).
Mortality and Expense Risks Charge
The charge compensates us for distribution and administrative expenses.

Mortality and Expense Risk Charge	equivalent to:
Maximum	0.80% of the Division values per year
Current: Policy Years 0-9	0.80% of the Division values per year
Current: after Policy Year 9	0.30% of the Division values per year
We reserve the right to increase the annual rate after the ninth Policy Year but guarantee that the maximum annual rate will not exceed 0.80% of the Division values. If we increase the annual rate, the increase will only apply to policies issued on or after the date of the increase.
Optional Insurance Benefits Charges

Optional Benefit/Rider	Charge for Insureds with a Risk Classification of Standard or Better
Four Year Term Rider	The charge for this rider varies based on individual characteristics. The monthly charge is guaranteed not to be less than $0.02 nor to exceed $5.17 per $1,000 of rider benefit.
Policy Split Option Rider	The charge for this rider varies based on individual characteristics. The monthly charge is $0.01 of Face Amount. Additionally, we reserve the right to charge a one-time fee of $500 at the time the Rider benefit is exercised.
Single Life Term Rider	The charge for this rider varies based on individual characteristics. The monthly charge is guaranteed not to be less than $0.06 nor to exceed $20.22 per $1,000 of Net Amount at Risk.
Distribution of the Policy
The Company pays commissions on sales of the Policy of no more than 50% of premiums received in the first Policy Year (or the first year following an Adjustment) up to the surrender Target Premium. In addition, a commission of up to 3.0% of premium above the surrender Target Premium received in the first Policy Year (or first year following an Adjustment) may be paid. After the first year, following the Policy Date (or Adjustment Date), commissions range from 0% to 4.0% of premiums received. Expense allowances may be paid to agents and brokers based on premiums received.
The Company has appointed Principal Securities, Inc. ("PSI") , Des Moines, Iowa 50392, a broker-dealer registered under the Securities Exchange Act of 1934, a member of the Financial Industry Regulatory Authority and affiliate of the Company, as the distributor and principal underwriter of the Policy. PSI also may receive 12b-1 fees in connection with purchases and sales of mutual funds underlying the Policies. The 12b-1 fees for the underlying mutual funds are shown in the prospectuses of each underlying mutual fund.
Applications for the Policies are solicited by registered representatives of PSI or such other broker-dealers as have entered into selling agreements with PSI. Such registered representatives act as appointed agents of the Company under applicable state insurance law and must be licensed to sell variable insurance products. The Company intends to offer the Policy in all jurisdictions where it is licensed to do business and where the Policy is approved.
Payments to Financial Intermediaries
The Company pays compensation to broker-dealers, financial institutions and other parties (“Financial Intermediaries”) for the sale of the Policy according to schedules in the sales agreements and other agreements reached between the Company and the Financial Intermediaries. Such compensation generally consists of commissions on premiums paid on the Policy. The Company and/or its affiliates may also pay other amounts (“Additional Payments”) that include, but are not limited to, marketing allowances, expense reimbursements and education payments. These Additional Payments are designed to provide incentives for the sale and retention of the Policies as well as other products sold by the Company and may influence the Financial Intermediary or sales representative to recommend the purchase of this Policy over competing policies or over other investment options.
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You may ask your sales representative about these differing and divergent interests, how she/he is personally compensated and how his/her broker-dealer is compensated for soliciting applications for the Policy.
Service Arrangements and Compensation
The Company and/or PSI have entered into agreements with the distributors, advisers and/or the affiliates of some of the mutual funds underlying the Policy and receive compensation for providing certain services including, but not limited to, distribution and operational support services, to the underlying mutual fund. Fees for these services are paid periodically (typically, quarterly or monthly) based on the average daily net asset value of shares of each fund held by the Separate Account and purchased at the Policy Owners’ instructions. Because the Company and PSI receive such fees, they may be subject to competing interests in making these funds available as investment options under the Policy. The Company takes into consideration the anticipated payments from underlying mutual funds when it determines the charges assessed under the Policy. Without these payments, charges under the Policy are expected to be higher.
Underlying Fund Charges
The assets of each Division are used to purchase shares in a corresponding Underlying Fund at net asset value. The net asset value reflects management fees and operating expenses already deducted from the assets of the Underlying Fund. Current management fees and operating expenses for each Underlying Fund are shown in its prospectus..
GENERAL DESCRIPTION OF THE POLICY
General Account
The Company's general obligations and any guaranteed benefits under the Policy are supported by our General Account (and not by the Separate Account) and are subject to the Company's claims-paying ability. A Policy Owner should look to the Company's financial strength for its claims-paying ability. Assets in the General Account are not segregated for the exclusive benefit of any particular Policy or obligation. General account assets are also available to the Company's general creditors and the conduct of its routine business activities, such as the payment of salaries, rent and other ordinary business expenses. For more information about the Company's financial strength, you may review its financial statements and/or check its current rating with one or more of the independent sources that rate insurance companies for their financial strength and stability. Such ratings are subject to change and have no bearing on the performance of the Underlying Funds.
The Contract
The entire contract is made up of applications, amendments, riders and endorsements attached to the Policy, Data Pages, copies of any supplemental applications, amendments, and endorsements. No statement, unless made in an application, is used to void a Policy (or void an Adjustment in the case of an Adjustment application). Only our corporate officers can agree to change or waive any provisions of a Policy. Any change or waiver must be in writing and signed by an officer of the Company.
This prospectus offers a Policy which may not be available in all states and is not an offer to sell or solicitation of an offer to buy the Policy in states in which the offer or solicitation may not be lawfully made. No person is authorized to give any information or to make any representation in connection with this Policy other than those contained in this prospectus.
Rights Under the Policy
Ownership
Unless changed, the Owner is as named in the application. The Owner may exercise every right and privilege of the Policy, subject to the rights of any irrevocable beneficiary(ies) and any assignee(s).
All rights and privileges of ownership of a Policy end if:
•    the death proceeds are paid;
•    the maturity proceeds are paid; [upon the Maturity Date (unless the Extended Coverage Rider is in effect)]
•    the Policy is surrendered; or
•    the grace period ends without our receiving the payment required to keep the Policy in force.
If an Owner dies before the Policy terminates, the surviving Owner(s), if any, succeeds to that person’s Ownership interest, unless otherwise specified. If all Owners die before the Policy terminates, the Policy’s ownership interest passes to the Insured. If the Owner is not a natural person and is no longer in existence, the Insured becomes the
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Owner unless otherwise required by law. With our consent, you may specify a different arrangement for contingent ownership.
You may change your ownership designation. Your request must be in writing and approved by us. After approval, the change is effective as of the date you signed the request for change. We reserve the right to require that you send us the Policy so that we can record the change.
Beneficiary
If the Surviving Insured dies before the Maturity Date, we pay death proceeds to your named beneficiary(ies). You have the right to name a beneficiary(ies) and contingent beneficiary(ies). This may be done as part of the application process or by sending us a Written Request. Unless you have named an irrevocable beneficiary, you may change your beneficiary designation by sending us a Written Request. After approval, the change is effective as of the date you signed the request for change. We reserve the right to require that you send us the Policy so that we can record the change.
If no beneficiary(ies) survives the Surviving Insured, the death proceeds are paid to the Owner(s) or the estate of the Owner(s) in equal percentages unless otherwise specified.
Assignment
You may assign your Policy. Each assignment is subject to any payments made or action taken by the Company prior to our notification of the assignment. We assume no responsibility for the validity of any assignment.
An assignment must be made in writing and filed with us at our Home Office. The irrevocable beneficiary(ies), if any, must authorize any assignment in writing. Your rights, as well as those of the beneficiary(ies), are subject to any assignment on file with us.
Limitations on Transfers
You may request scheduled and unscheduled transfers between the Divisions and/or the Fixed Account by:
•sending us a Written Request;
•calling us if telephone privileges apply (1-800-247-9988); or
•visiting www.principal.com (if internet privileges apply).
You must specify the dollar amount or percentage to transfer. The transfer is made, and the values determined as of the end of the Valuation Period in which we receive your request.In states where allowed, we reserve the right to reject transfer instructions from someone providing them for multiple Policies for which he or she is not the Owner.
You may not make a transfer to the Fixed Account if:
•a transfer has been made from the Fixed Account to a Division within six months; or
•immediately after the transfer, the Fixed Account value would be more than $1,000,000 (without our prior approval).

Unscheduled Transfers. You may make unscheduled transfers from a Division to another Division or to the Fixed Account. The minimum transfer amount is the lesser of $100 or the value of your Division.

Scheduled Transfers (Dollar Cost Averaging). You may elect to have automatic transfers made out of one Division into one or more of the other Divisions and/or the Fixed Account. You choose the investment options, the dollar amount and timing of the transfers. There is no transfer fee imposed on scheduled transfers. There is no fee for participation in the scheduled transfer program.
Automatic transfers are designed to reduce the risks that result from market fluctuations. They do this by spreading out the allocation of your money to investment options over a longer period of time. This allows you to reduce the risk of investing most of your money at a time when market prices are high. The success of this strategy depends on market trends and is not guaranteed.
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Example:

Month	Amount Invested	Share Price	Shares Purchased
January	$100	$25.00	4
February	$100	$20.00	5
March	$100	$20.00	5
April	$100	$10.00	10
May	$100	$15.00	6
June	$100	$20.00	5
Total	$600	$110.00	35

In the example above, the average share price is $18.33 (total of share prices ($110.00) divided by number of purchases (6)) and the average share cost is $17.14 (amount invested ($600.00) divided by number of shares purchased (35)).

Automatic transfers are made on a periodic basis.
•The amount of the transfer is:
•the dollar amount you select (the minimum is the lesser of $100 or the value of the Division); or
•a percentage of the Division value as of the date you specify (other than the 29th, 30th or 31st).
•You select the transfer date (other than the 29th, 30th or 31st) and the transfer frequency (annually, semi-annually, quarterly or monthly). If the selected date is not a Business Day, the transfer is completed on the next Business Day.
•The value of the Division must be equal to or more than $2,500 when your scheduled transfers begin.
•Transfers continue until your interest in the Division has a zero balance or we receive notice to stop them.
•We reserve the right to limit the number of Divisions from which simultaneous transfers are made. In no event will it ever be less than two.

Fixed Account Transfers
Transfers from your investment in the Fixed Account to your division(s) are subject to certain limitations. You may transfer amounts by making either a scheduled or unscheduled Fixed Account transfer. You may not make both a scheduled and an unscheduled Fixed Account transfer in the same Policy Year. In states where allowed, we reserve the right to reject transfer instructions from someone providing them for multiple Policies for which he or she is not the Owner.

Unscheduled Transfers. You may make one unscheduled Fixed Account to Division(s) transfer within the 30-day period following each policy anniversary.
•You must specify the dollar amount or percentage to be transferred (not to exceed 25% of the Fixed Account value as of the most recent policy anniversary).
•The minimum transfer amount must be at least $100 (or the entire value of your Fixed Account if less).
•If your Fixed Account value is less than $1,000, you may transfer up to 100% of your Fixed Account.
•There is no transaction charge imposed on the transfer(s).

Scheduled Transfers. You may make scheduled transfers on a monthly basis from the Fixed Account to your Division(s) without an additional charge as follows:
•The value of your Fixed Account must be equal to or more than $2,500 when your scheduled transfers begin. We reserve the right to change this amount but it will never be more than $10,000.
•The amount of the transfer is:
•the dollar amount you select (minimum of $50); or
•a percentage of the Fixed Account value (the maximum amount of the transfer is 2% of the Fixed Account value as of the specified date) as of the date you specify which may be:
•the later of the Policy Date or most recent policy anniversary date; or
•the date the Company receives your request.
•Transfers occur on a date you specify (other than the 29th, 30th or 31st of any month).
•If the specified date is not a Business Day, the transfer is completed on the next Business Day.

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Scheduled transfers continue until your value in the Fixed Account has a zero balance or we receive your notice to stop them. If you stop the transfers, you may not start them again until six months after the last scheduled transfer. You may change the amount of the transfer once each Policy Year by:
•sending us a Written Request;
•calling us if telephone privileges apply (1-800-247-9988); or
•visiting www.principal.com (if internet privileges apply).
As transfers are made on a monthly basis, a change in the amount of transfer is effective with the scheduled transfer after our receipt of notice of the change.

Automatic Portfolio Rebalancing (APR)
APR allows you to maintain a specific percentage of your Policy Value in the Divisions over time.
Example:    You may choose to rebalance so that 50% of your Policy Values are in the Money Market Division and 50% in the SmallCap Value I Division. At the end of the specified period, market changes may have caused 60% of your value to be in the Money Market Division and 40% in the SmallCap Value I Division. By rebalancing, Units from the Money Market Division are sold and the proceeds are used to purchase Units in the SmallCap Value I Division so that 50% of the Policy Values are once again invested in each Division.

You may elect APR at the time of application or after the Policy has been issued. There is no charge for participation in the APR program. The APR transfers:
•do not begin until the expiration of the examination offer period;
•are done without charge;
•may be done on the frequency you specify:
•quarterly APR transfers may be done on a calendar year or Policy Year basis;
•semiannual or annual APR transfers may only be done on a Policy Year basis.
•may be done by:
•calling us (if telephone privileges apply (1-800-247-9988));
•mailing us your Written Request;
•faxing your request to us; or
•visiting www.principal.com (if internet privileges apply).
•are made at the end of the next Valuation Period after we receive your instruction;
•are not available for values in the Fixed Account; and
•are not available if you have scheduled transfers from the same Divisions.

Reservation of Rights
We reserve the right to change the Policy to assure it continues to qualify as life insurance for tax purposes. However, we cannot make any guarantee regarding the future tax treatment of any Policy.
We reserve the right to modify or endorse the Policy in order to maintain compliance with applicable laws and regulations.
We also reserve the right to amend or terminate the special plans described in this prospectus; for example, preauthorized premium payments. You would be notified of any such action to the extent required by law.
We reserve the right to make certain changes if, in our judgment, they best serve your interests or are appropriate in carrying out the purpose of the Policy. Any changes are made only to the extent and in the manner permitted by applicable laws. Also, when required by law, we will obtain your approval of the changes and approval from any appropriate regulatory authority. Approvals may not be required in all cases.
Examples of the changes we may make include:
•transfer assets in any Division to another Division;
•add, combine or eliminate Divisions; or
•substitute the shares of a Division for shares in another Division:
•if shares of a Division are no longer available for investment; or
•if in our judgment, investment in a Division becomes inappropriate considering the purposes of the Division.
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If we eliminate or combine existing Divisions or transfer assets from one Division to another, you may change allocation percentages and transfer any value in an affected Division to another Division(s) without charge. If we substitute one Underlying Fund for another, you may change allocation percentages. You may exercise these privileges until the later of 60 days after a) the Effective Date of the change, or b) the date you receive notice of the options available. You may only exercise these rights if you have an interest in the affected Division(s).
Suicide
Death proceeds are not paid if either insured dies by suicide, while sane or insane, within two years of the Policy Date (or two years from the date of policy Face Amount increase with respect to such increase). In the event of the suicide of either insured within two years of the Policy Date, our only liability is a refund of premiums paid, without interest, minus any Loan Indebtedness and partial surrenders. In the event of suicide within two years of a policy Face Amount increase, our only liability with respect to that increase is a refund of the cost of insurance for the increase. If the suicide occurs at the death of the first insured, this amount will be paid to the Owner(s)) of the Policy. If the suicide occurs at the death of the Surviving Insured, this amount will be paid to the beneficiary(ies).
For Policies issued in New York only the above paragraph is not applicable. The following provision applies only to Policies issued in New York.
If either insured dies by suicide, while sane or insane, within two years of the Policy Date (or two years from the date of Face Amount increase with respect to such increase), we will issue a single life variable life insurance policy to the survivor without evidence of good health. The Face Amount of the new policy will be one-half of the Face Amount of the original policy. We will refund one-half of the premium received for the original policy.

Delay of Payments or Transfers
Payment due to surrenders, policy loans, death or maturity proceeds, and transfers to or from a Division are generally made within five days after we receive your instructions in a form acceptable to us. This period may be shorter where required by law. However, payment of any amount upon return of the Policy, full or partial surrender, policy loan, death, maturity or the transfer to or from a Division may be deferred during any period when the right to sell mutual fund shares is suspended as permitted under provisions of the Investment Company Act of 1940.
The right to sell shares may be suspended during any period when:
•trading on the NYSE is restricted as determined by the SEC or when the NYSE is closed for other than weekends and holidays, or
•an emergency exists, as determined by the SEC, as a result of which:
•disposal by a fund of securities owned by it is not reasonably practicable;
•it is not reasonably practicable for a fund to fairly determine the value of its net assets; or
•the SEC permits suspension for the protection of security holders.
If a payment or transfer is delayed and your instruction is not canceled by your Written Request, the transaction will occur on the first Business Day following the expiration of the permitted delay. The transaction is generally made within five days thereafter.
In addition, we reserve the right to defer payment of that portion of your Policy Value that is attributable to a premium payment made by check for a reasonable period of time (not to exceed 15 Business Days) to allow the check to clear the banking system.
We may defer payment of proceeds payable out of the Fixed Account for a period of up to six months.
Frequent Trading and Market-Timing (Abusive Trading Practices)
This Policy is not designed for frequent trading or market timing activity of the investment options. If you intend to trade frequently and/or use market timing investment strategies, you should not purchase this Policy. The Company does not accommodate market timing.
We consider frequent trading and market timing activities to be abusive trading practices because they:
•Disrupt the management of the Underlying Funds by forcing the fund to hold short-term (liquid) assets rather than investing for long term growth, which results in lost investment opportunities for the fund and causing unplanned portfolio turnover;
•Hurt the portfolio performance of the Underlying Funds; and
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•Increase expenses of the Underlying Fund and Separate Account due to increased broker-dealer commissions and increased recordkeeping and related costs.
If we are not able to identify such abusive trading practices, the abuses described above will negatively impact the Contract and cause investors to suffer the harms described.
We have adopted policies and procedures to help us identify and prevent abusive trading practices. In addition, the Underlying Funds monitor trading activity to identify and take action against abuses. While our policies and procedures are designed to identify and protect against abusive trading practices, there can be no certainty that we will identify and prevent abusive trading in all instances. When we do identify abusive trading, we will apply our policies and procedures in a fair and uniform manner.
If we, or an Underlying Fund, deem abusive trading practices to be occurring, we will take action that may include, but is not limited to:
•Rejecting transfer instructions from a Contract Owner or other person authorized by the Owner to direct transfers;
•Restricting submission of transfer requests by, for example, allowing transfer requests to be submitted by 1st class U.S. mail only and disallowing requests made via the internet, by facsimile, by overnight courier or by telephone;
•Limiting the number of unscheduled transfers during a Contract year to no more than 12;
•Prohibiting you from requesting a transfer among the Divisions for a minimum of thirty days where there is evidence of at least one round-trip transaction (exchange or redemption of shares that were purchased within 30 days of the exchange/redemption) by you; and
•Taking such other action as directed by the Underlying Fund.
The Underlying Funds have reserved the right to accept or reject, without prior written notice, any transfer requests.
In some instances, a transfer may be completed prior to a determination of abusive trading. In those instances, we will reverse the transfer (within two Business Days of the transfer) and return the Contract to the investment option holdings it had prior to the transfer. We will give you notice in writing in this instance.
Material State Variations
Your Policy’s provisions may differ from the description in this prospectus, and certain riders and options may not be available, because of legal requirements or restrictions in the state in which the Policy was issued. A general summary of material state variations is below. The specific variations from the information appearing in this prospectus which are required due to individual state requirements are contained in Your Policy, or in riders or endorsements attached to Your Policy. You should refer to Your Policy for these state specific features.

State with Variation	Provision/Rider	Description of Variation
NY	Extended Coverage Rider	Rider Unavailable
MD, MA, NJ	Death Benefit Guarantee Rider	Rider Unavailable
PREMIUMS

Payment of Premiums
You may make unscheduled premium payments and/or planned periodic premiums. Planned periodic premiums are premiums in the amount and on the frequency you plan to pay. We will send premium reminder notices if you establish an annual, semiannual, or quarterly planned payment schedule. You may set up monthly preauthorized withdrawals to allow us to automatically deduct premium payments from your checking or other financial institution account.
The amount and frequency of your premium payments affects the Policy Value, the net Policy Value, and how long the Policy remains in force. Insufficient premium payments may cause the policy to lapse as described in POLICY TERMINATION AND REINSTATEMENT.
Premium payments may be delivered to us as follows:
•If you have established an annual, semiannual, or quarterly planned payment schedule, by sending payment in the reply envelope enclosed in the premium reminder notice; or
•By mailing your payment according to the instructions below.

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Premium Payment Mailing Instructions
Premium payments sent to our Home Office must be addressed as follows:
Principal Life Insurance Company
P.O. Box 10431
Des Moines, Iowa 50306-0431
Payments are to be made via personal or financial institution check (for example, a bank or cashier’s check). We reserve the right to refuse any payment that we feel presents a fraud or money laundering risk. Examples of the types of payments we will not accept are cash, money orders, travelers checks, credit card checks, and foreign checks.
Premiums Affecting Guarantee Provisions
Your initial premium must be at least the no-lapse guarantee premium. After the initial premium, you may determine the amount and timing of subsequent premium payments (with certain restrictions): however, we recommend you continue to pay at least the no-lapse guarantee premium. By meeting the no-lapse guarantee premium requirement, your Policy is guaranteed not to lapse during the first five Policy Years even if the Net Surrender Value is insufficient to cover the Monthly Policy Charge.

The no-lapse guarantee premium requirement is met if ((a) minus (b)) is greater than or equal to (c) where:
(a)    is the sum of premiums paid;
(b)    is the sum of all Loan Indebtedness, partial surrenders and transaction fees; and
(c)    is the sum of the Minimum Monthly Premium (no-lapse guarantee) since the Policy Date to the most recent Monthly Date.

If the no-lapse premium requirement is not met and the Net Surrender Value is insufficient to cover the Monthly Policy Charge, the Policy may lapse in the first five Policy Years.

After the first 60 months from the Policy Date, making premium payments under your planned periodic premium schedule does not guarantee that your Policy will stay in force unless:
•your Policy’s Net Surrender Value is at least equal to the Monthly Policy Charge on the current Monthly Date, or
•the death benefit guarantee rider is in effect.

If the Death Benefit Guarantee rider is made a part of your Policy and you pay at least the Death Benefit Guarantee Premium requirement, the death benefit guarantee period will last longer than the five year period provided by the no-lapse guarantee provision.

Example:
•If the policy Face Amount is $250,000 and the Insureds are a male with an attained age of 55 and a female with an attained age of 50 both who are preferred non-smokers:
•No-lapse guarantee premium requirement is $1,449.00. (30% of the Guideline Annual Premium (100% for policies written in New York))
•Death benefit guarantee to attained age 100 of the youngest insured premium requirement is $3,865.00. (80% of the Guideline Annual Premium)

The Death Benefit Guarantee Premium requirement is met if ((a) minus (b)) is greater than or equal to (c) where:
(a)    is the sum of premiums paid;
(b)    is the sum of all Loan Indebtedness and partial surrenders; and
(c)    is the sum of the death benefit guarantee monthly premiums since the Policy Date to the most recent Monthly Date.

If the Death Benefit Guarantee Premium requirement is not met, the Death Benefit Guarantee Rider will lapse. In the first five Policy Years, the Policy will still have the no-lapse guarantee as long as the premiums paid are sufficient to meet the no-lapse guarantee premium requirement.

Both the no-lapse guarantee premium and the Death Benefit Guarantee Premium are per $1000 of Face Amount and vary by issue age, gender* and smoking status. The no-lapse guarantee premium and the Death Benefit Guarantee Premium are shown on the current Data Pages.
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*    For Policies issued in states which require unisex pricing or in connection with employment related insurance and benefit plans, the premiums are not based on the gender of the insured.

Premium Limitations
The Internal Revenue Code imposes limits on premiums under the guideline premium/cash value corridor test, as well as to determine whether the policy is classified as a Modified Endowment Contract. If you make a premium payment that we determine exceeds one or both of these limits, we reserve the right to only accept that portion of the payment that is within the applicable limit(s) and refund or apply the excess premium as follows:
•If we receive such premium payments more than 30 days from the date the applicable limit will increase, we will refund the excess premium payment to you.
•If we receive such premium payments within 30 days from the date the applicable limit will increase, we will hold the excess premium payment in a non-interest bearing account and apply it to your policy once the applicable limit increases.

Allocation of Premiums
Net premiums are allocated to the Divisions and the Fixed Account according to your instructions. The total of all allocation percentages must equal 100. Net premiums are allocated as of the Valuation Period in which they are received in good order. Incomplete allocation instructions may delay processing.
At any time, you may change the percentage allocation for future premium payments by:
•sending a Written Request to us;
•calling us at 1-800-247-9988 (if telephone privileges apply); or
•visiting www.principal.com (if internet privileges apply).

The allocation changes are effective at the end of the Valuation Period in which your new instructions are received.

Division Valuation
There is no guaranteed minimum Division value. Its value reflects the investment experience of the Division. It is possible that the investment performance could cause a loss of the entire amount allocated to the Division. Without additional premium payments or a Death Benefit Guarantee rider, it is possible that no death benefit would be paid upon the Surviving Insured’s death.

At the end of any Valuation Period, your value in a Division is:
•the number of Units you have in the Division
•multiplied by the value of a Unit in the Division.

The number of Units is the total of Units purchased by allocations to the Division from:
•your initial premium payment (less Premium Expense Charges);
•plus subsequent premium payments (less Premium Expense Charges);
•plus transfers from another Division or the Fixed Account
minus Units sold:
•for partial surrenders from the Division;
•as part of a transfer to another Division, the Fixed Account or the Loan Account; and
•to pay Monthly Policy Charges and any transaction fees.

We calculate Unit values on days that the NYSE is open for trading and trading is not restricted. We do not calculate Unit values on these recognized holidays: New Year’s Day; Labor Day; Martin Luther King, Jr. Day; Thanksgiving; President’s Day; Christmas; Good Friday; Memorial Day, Juneteenth and Independence Day. In addition, we do not calculate Unit values if an emergency exists making disposal or valuation of securities held in the underlying mutual funds impracticable or if the SEC, by order, permits a suspension or postponement for the protection of security holders. To calculate the Unit value of a Division, the Unit value from the previous Business Day is multiplied by the Division’s net investment factor for the current Valuation Period. The number of Units does not change due to a change in Unit value.

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The net investment factor measures the performance of each Division. The net investment factor for a Valuation Period is calculated as follows:

[{the share price (net asset value) of the underlying mutual fund at the end of the Valuation Period before that day’s transactions
plus
the per share amount of the dividend (or other distribution) made by the mutual fund during the Valuation Period}
divided by
the share price of the underlying mutual fund at the end of the previous Valuation Period after that day’s transactions].

When an investment owned by an underlying mutual fund pays a dividend, the dividend increases the net asset value of a share of the underlying mutual fund as of the date the dividend is recorded. As the net asset value of a share of an underlying mutual fund increases, the Unit value of the corresponding Division also reflects an increase. Payment of a dividend under these circumstances does not increase the number of Units you own in the Division.
DEATH BENEFITS AND POLICY VALUES

Death Proceeds
If coverage is in effect and the Surviving Insured dies before the Maturity Date, we pay death proceeds. If both Insureds die simultaneously, then Surviving Insured shall mean the younger of the two Insureds. No benefit is paid on the death of the first insured to die unless such benefit exists under a rider.

You must notify us of the death of the first insured to die as soon as possible after it occurs. This facilitates the timely payment of death proceeds at the death of the Surviving Insured and may affect the status of any riders.

You must provide us:
•proof of the death of both Insureds;
•Beneficiary’s Statement (Claim Form)*; and
•Trust Agreement (if the beneficiary is a trust).
*    If the beneficiary is a corporation, the Claim Form must be signed by a corporate officer and submitted with a copy of the Articles of Incorporation or By-Laws indicating the authority of the office and a current Board resolution providing the name of the officer authorized to execute the Claim Form. The corporation must also submit a Certificate of Good Standing or Certificate of Existence provided by the state of incorporation.

Payment is made to any assignee. The remainder is paid to your named beneficiary(ies) under your designated benefit payment option (see GENERAL DESCRIPTION OF THE POLICY - Rights Under the Policy).

The payments are made in cash lump sum or under a fixed benefit payment option. Death proceeds are calculated as of the date of the Surviving Insured’s death and include:
•the death benefit described below;
•minus Loan Indebtedness;
•minus any overdue Monthly Policy Charges if the Surviving Insured died during a grace period;
•plus interest on the death proceeds as required by state law; and
•plus proceeds from any benefit rider(s) on the life of the Surviving Insured.

Benefit Instructions
While the Surviving Insured is alive, you may give us instructions for payment of death proceeds under one of the fixed benefit payment options of the Policy. If at the Surviving Insured’s death, you have not provided benefit payment option instructions, the beneficiary(ies) select the benefit payment option to be used. If a benefit payment option is not selected, the death proceeds are paid in a cash lump sum. These choices are also available if the Policy matures or is surrendered. The instructions or changes to the instructions must be in writing. If you change the beneficiary(ies), prior benefit payment option instructions are revoked.

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The fixed benefit payment options include:
•Custom Benefit Arrangement
A customized benefit payment option may be arranged with our approval.
•Life Income
We pay income during a person’s lifetime. Without a guaranteed period, it is possible that only one payment is made under this option if the beneficiary dies before the second payment is due. A minimum guaranteed period of from 5 to 30 years may be used (if the beneficiary dies before all of the guaranteed payments have been made, the guaranteed remaining payments are made to the beneficiary named in the benefit payment option instructions.)
•Joint and Survivor Life Income
We pay income during the lifetime of two people and continue until the death of the survivor. Without a guaranteed period, it is possible that only one payment is made under this option if both of the beneficiaries die before the second payment is due. A minimum guaranteed period of from 5 to 30 years may be used (if both of the beneficiaries die before all of the guaranteed payments have been made, the guaranteed remaining payments are made to the beneficiary named in the benefit payment option instructions.)
If no beneficiary(ies) survive the Surviving Insured, the death proceeds will be paid to the Owner or the Owner’s estate unless otherwise specified.
Interest at a rate set by us, but never less than required by state law, will be applied to calculate the above benefit payment options.

Death Benefit Option
The death benefit option is selected at the time of application. If a death benefit option is not chosen, the Policy will be issued with Death Benefit Option 1.

The two death benefit options available are:
•Death Benefit Option 1 - the death benefit equals the greater of:
•the Face Amount; or
•the amount found by multiplying the Policy Value by the applicable percentage from the table below.
•Death Benefit Option 2 - the death benefit equals the greater of:
•the Face Amount plus the Policy Value; or
•the amount found by multiplying the Policy Value by the applicable percentage from the table below.

APPLICABLE PERCENTAGES*

(For ages not shown, the applicable percentages decrease by a pro rata portion for each full year.)

Younger insured’s attained age	Percentage
40 and under	250
45	215
50	185
55	150
60	130
65	120
70	115
75 through 90	105
95 and older	101

*    We reserve the right, where allowed by law, to change or delete the percentages as required by changes to the Internal Revenue Code.

Example:    The following assumptions are made to demonstrate the use of the Table.
Death Benefit Option: 1
Face Amount: $250,000
Policy Value: $150,000
Attained Age of Younger Insured: 50
Risk Class: Preferred Non-smoker
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Applicable Percentage: 185%
Death Benefit: $150,000 x 185% = $277,500

Change in Death Benefit Option
You may change the death benefit option on or after the second policy anniversary. Up to two changes are allowed per Policy Year. Your request must be made in writing and approved by us. The Effective Date of the change will be the Monthly Date that coincides with, or next follows, our approval. If the death benefit option change involves a face decrease, you may elect to keep the current Face Amount, subject to underwriting review and approval.

Changing from Death Benefit Option 1 to Death Benefit Option 2
We will decrease the Face Amount. The amount of the decrease is equal to the Policy Value on the Effective Date of the change. If there have been increases in the Face Amount, the decrease of Face Amount will be made on a last in, first out basis. Because the death benefit can continue to increase under Death Benefit Option 2, we may require proof of insurability. Cost of insurance charges will likely increase.

Face Amount	Death Benefit	Policy Value
before the change	before the change	before the change
$1,000,000	$1,000,000	$50,000
after the change	after the change	after the change
$950,000 ($1,000,000 - $50,000)	$1,000,000 ($950,000 + $50,000)	$50,000

Changing from Death Benefit Option 2 to Death Benefit Option 1
We will increase the Face Amount. The amount of the increase is equal to the Policy Value on the Effective Date of the change. The Face Amount increase will be in the same proportion as the policy Face Amount to the Face Amount. Because the death benefit will not continue to increase under Death Benefit Option 1, no proof of insurability is required. Cost of insurance charges will likely decrease.

Face Amount	Death Benefit	Policy Value
before the change	before the change	before the change
$1,000,000	$1,050,000 ($1,000,000 + $50,000)	$50,000
after the change	after the change	after the change
$1,050,000 ($1,000,000 + $50,000)	$1,050,000	$50,000

Maturity Proceeds
The Maturity Date is the policy anniversary where either insured’s attained age is 100 and is shown on your current Data Pages. If either insured is living on the Maturity Date, the Policy is in force and you do not want the Maturity Date extended by the Extended Coverage Rider, maturity proceeds equal to the death proceeds are paid. If the Extended Coverage Rider is attached but you wish to receive the maturity proceeds at the Policy’s maturity and avoid conversion to Death Benefit Option 1, you must send instructions to our office.

The maturity proceeds are paid either as a cash lump sum on the Maturity Date or under the benefit payment option you have selected. Only if the Extended Coverage Rider is present on the Policy will the Maturity Date automatically be extended to the date of the Surviving Insured’s death (as explained in GENERAL DESCRIPTION OF THE POLICY - Optional Insurance Benefits).
Adjustment Options
Increase in policy Face Amount
You may request an increase at any time provided that the Policy is not in a grace period and Monthly Policy Charges are not being waived under a rider. The minimum increase in policy Face Amount is $100,000. A policy Face Amount increase request made in the first 60 policy months will increase the Minimum Monthly Premium for the remainder of the 60 months.

The request must be made on an Adjustment application. The application must be signed by the Owner(s) and the insured. If your request is not approved, no changes are made to your Policy.

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We will approve your request if:
•both Insureds are alive at the time of your request; and
•the attained age of the older insured is 90 or less and of the younger insured is 85 or less at the time of the request; and
•we receive evidence satisfactory to us that at least one of the Insureds is insurable under our underwriting guidelines in place at the time of your request.

The increase in policy Face Amount is in a risk classification determined by us. The Adjustment is effective on the Monthly Date on or next following our approval of your request.
We calculate an “adjustment conditional receipt premium deposit” (payment that accompanies request) based on your request for an increase. If you make a payment with your Adjustment application of at least as much as the adjustment conditional receipt premium deposit, we issue a conditional receipt. The conditional receipt shows receipt of the payment and outlines any interim insurance coverage.
Any payment made with the Adjustment application is held in our General Account without interest. If we approve the Adjustment, on the Effective Date of the Adjustment, the amount of the premium payment being held minus the Premium Expense Charge is moved to the Divisions and/or Fixed Account. Your current premium allocation percentages are used to make this allocation.
The cost of insurance charge will increase in the event of an increase in a Policy’s Face Amount. If there is insufficient value to pay the higher charges after an increase in Face Amount, the Policy will lapse. The entire Policy would be at risk of lapsing, not just the incremental increase in Face Amount. New surrender charges apply to the increased portion of the policy Face Amount.
Decrease in policy Face Amount
On or after the second policy anniversary, you may request a decrease in the policy Face Amount. No transaction fee is imposed on decreases in the policy Face Amount. A decrease in Face Amount lowers the cost of insurance charges but does not reduce surrender charges. A decrease is requested as follows:
•the request must be made on an Adjustment application;
•the application must be signed by the Owner(s);
•the Policy is not in a grace period;
•Monthly Policy Charges are not being waived under a waiver rider;
•the decrease is at least the minimum amount as determined by our underwriting guidelines in place at the time of your request; and
•the decrease may not reduce the policy Face Amount below $100,000.

A decrease may not be allowed if the decrease would cause a refund of premium and/or the distribution of the Policy Value in order to maintain compliance with the limits required by the Internal Revenue Code relating to the definition of life insurance.

Policy Values
Your Policy Value is equal to the sum of the values in your Divisions, Fixed Account and Loan Account. The Policy Value:
•increases as premiums are applied and when interest is credited;
•decreases as policy loans, partial surrenders, unpaid loan interest and policy expenses are deducted;
•increases or decreases as the investment experience of your chosen Divisions fluctuates.

OPTIONAL BENEFITS UNDER THE POLICY
Subject to certain conditions, you may add one or more of the optional insurance benefits summarized in the table below. More information follows the table, and detailed information may be obtained from a registered representative or our Home Office. Not all optional insurance benefits (including those referred to below as "standard") are available to all Owners or in all states, and provisions may vary. Costs of optional insurance benefits are deducted from your Policy Value. See SUMMARY: FEE TABLES for charges.

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Optional Benefit/Rider	Purpose	Standard/Optional	Charge	Other Restrictions/Limitations
Death Benefit Guarantee	guarantees the Policy will not lapse if premiums paid equal or exceed the Death Benefit Guarantee Premium Requirement	Standard(1)	No	The level of premium paid determines whether the guarantee is extended to the Insured’s Attained Age 100 If the rider terminates, it may not be reinstated.
Enhanced Death Benefit	modifies the table of applicable percentages to provide a death benefit equal to or higher than required by the Internal Revenue Service for a Policy to continue to qualify as life insurance	Optional	No	Must be elected at the time of application
Extended Coverage	extends the Policy beyond the Maturity Date as long as the Policy is still in-force and at least one Insured is living on the Policy Maturity Date	Standard(2)	No	After the Policy Maturity Date:, certain limitations and restrictions are imposed on the Policy.
Four Year Term	provides an additional death benefit to be paid to beneficiaries upon the insured's death. This rider provides protection for a limited period of time that ends 4 years after the policy date	Optional	Yes	Rider may not be extended and provides no cash value. Must be elected at the time of application.
Policy Split Option	allows a policy to be split in the event of a divorce or a change in the estate laws. Values are placed into the policies on an attained age basis	Optional	Yes	Rider available at issue only.
Single Life Term	provides an additional level death benefit to be paid to beneficiaries upon the insured's death. This rider provides no cash value.	Optional	Yes	Rider available at issue only.
Death Benefit Guarantee Rider
This rider extends the no-lapse guarantee provision if premiums paid equal or exceed the Death Benefit Guarantee Premium requirement. This rider is automatically made a part of the Policy if the premium (planned or paid) is equal to or greater than the annual Death Benefit Guarantee Premium requirement. The level of premium (planned or paid) determines whether the no-lapse guarantee is extended to the insured’s attained age 100. An illustration (available at no charge from your sales representative or our Home Office) will provide the Death Benefit Guarantee Premium requirement applicable to your Policy. The Death Benefit Guarantee Premium requirement is described in the section “Premiums.”
If on any Monthly Date, the Death Benefit Guarantee Premium is not met, we send you a notice stating the premium required to keep the rider in effect. If the premium required to maintain the rider is not received in our service office before the expiration of the 61 days (which begins when the notice is mailed), the death benefit guarantee is no longer in effect and the rider is terminated. If the rider terminates, it may not be reinstated. The rider may not be added after the Policy has been issued.
Enhanced Death Benefit Rider
This rider modifies the table of applicable percentages to provide a death benefit equal to or higher than required by the Internal Revenue Service for a Policy to continue to qualify as life insurance (see DEATH BENEFITS AND POLICY VALUES - Death Benefit Option). The rider must be elected at the time of application or any time prior to Policy issue. There is no charge for this rider.

Extended Coverage Rider
If at least one of the Insureds is living on the policy Maturity Date, we will continue your policy in force. The new Maturity Date will be the date of the Surviving Insured’s death. No additional premium payments are allowed, Adjustment options are not available and the death benefit option is changed to option 1. All investment account and Fixed Account Policy Values will be transferred to the Money Market Division and no further transfers are allowed. You may choose not to extend the Maturity Date and instead receive the maturity proceeds by requesting the rider not be attached to your Policy. The rider may be added at any time prior to the Maturity Date. There is no charge for this rider.
Four Year Term Insurance Rider
This rider provides an additional death benefit to be paid to beneficiaries upon the insured’s death. This rider provides protection for a limited period of time that ends 4 years after the Policy Date and may not be extended. This
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rider provides no cash value. The rider must be elected at the time of application or any time prior to Policy issue. There is a charge for this rider.
Policy Split Option Rider
This rider allows a policy to be split in the event of a divorce or a change in the estate laws. Values are placed into the policies on an attained age basis. The Face Amount and accumulated values are split equally into two individual policies. This rider is available at issue only. There is a charge for this rider.
Single Life Term Insurance Rider
This rider provides an additional level death benefit to be paid to beneficiaries upon the insured’s death. This rider provides no cash value. The rider must be elected at the time of application or any time prior to Policy issue. There is a charge for this rider.
SURRENDERS AND PARTIAL SURRENDERS

Surrenders
You must send us a Written Request for any surrender. The request must be signed by all Owners, irrevocable beneficiary(ies), if any, and any assignees. The surrender is effective and the Surrender Value calculated as of the end of the Valuation Period during which we receive the Written Request for surrender.

Total and partial surrenders from the Policy are generally paid within five Business Days of our receipt of the Written Request for surrender. Certain delays in payment are permitted (see GENERAL DESCRIPTION OF THE POLICY - Delay of Payments).

Full surrender
You may surrender the Policy while the Policy is in effect. If the full surrender is within ten years of the Policy Date or a policy Face Amount increase, a surrender charge is imposed. There is no refund of any Monthly Policy Charges deducted before the full surrender Effective Date.

We reserve the right to require you to return the Policy to us prior to making any payment though this does not affect the amount of the Surrender Value.

Partial surrender
On or after the second policy anniversary and prior to the Maturity Date, you may surrender a part of the Net Surrender Value. The minimum amount of a partial surrender is $500. Up to two partial surrenders may be made during a Policy Year. The total of your two partial surrenders during a Policy Year may not be greater than 75% of the Net Surrender Value (as of the date of the request for the first partial surrender in that Policy Year). The partial surrender may not decrease the Face Amount to less than $100,000. Partial surrenders may negatively affect your no-lapse guarantee provision and your Death Benefit Guarantee rider, if applicable.

Your accumulated value is reduced by the amount of the surrender and transaction fee. We surrender Units from the Divisions and/or values from the Fixed Account to equal the dollar amount of the surrender request. The surrender is deducted from your Division(s) and/or Fixed Account according to the surrender allocation percentages you specify. If surrender allocation percentages are not specified, we use your Monthly Policy Charge allocation percentages. No surrender charge is imposed on a partial surrender. You pay a transaction fee on each partial surrender. The fee is the lesser of $25 or two percent of the amount surrendered. It is withdrawn in the same proportion as your Monthly Policy Charge allocation.

If Death Benefit Option 1 is in effect and the death benefit equals the Face Amount, the Face Amount is reduced by the amount of the partial surrender and transaction fee. In situations where the death benefit is greater than the Face Amount, the Face Amount is reduced by the amount the partial surrender plus transaction fee exceeds the difference between the death benefit and Face Amount. If the Face Amount had been increased, any reduction of the Face Amount is made on a last in, first out basis.

If the Death Benefit Option 2 is in effect, there is no reduction in the Face Amount upon a partial surrender.

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LOANS

Policy Loans
While your Policy is in effect and has a Net Surrender Value, you may borrow money from us with the Policy as the security for the policy loan.
•The maximum amount you may borrow is 90% of the Net Surrender Value as of the date we process the policy loan.
•You may request a policy loan of $5,000 or less by calling us at 1-800-247-9988. If you are requesting a policy loan of more than $5,000, your request must be made in writing.
•Generally, policy loan proceeds are sent within five Business Days from the date we receive your request (see GENERAL DESCRIPTION OF THE POLICY - Delay of Payments).
•Requests for policy loans from any joint Owner are binding on all joint Owners.

You are charged interest on your policy loan at the annual rate of 8.00%. Interest accrues daily and is due and payable at the end of the Policy Year. If interest is not paid when due, it is added to the loan amount. Adding unpaid interest to the policy loan amount causes additional amounts to be withdrawn from your Division(s) and/or Fixed Account and transferred to the Loan Account. Withdrawals are made in the same proportion as the allocation used for the most recent Monthly Policy Charge.

A policy loan generally has a permanent effect on policy values. If a policy loan had not been made, the Policy Value would reflect the investment experience of the Division(s) and the interest credited to the Fixed Account. In addition, Loan Indebtedness is subtracted from:
•death proceeds at the death of the Surviving Insured;
•Surrender Value upon full surrender or termination of a Policy; and
•maturity proceeds paid.

Policy loans and unpaid loan interest reduce your Net Surrender Value. If the Net Surrender Value is less than the Monthly Policy Charges on a Monthly Date, the 61-day grace period provision applies (see POLICY TERMINATION AND REINSTATEMENT - Policy Termination (Lapse)).

If the Policy lapses with an outstanding loan balance, there may be tax consequences.

Loan Account
When a policy loan is taken, a Loan Account is established. An amount equal to the loan is transferred from your Division(s) and Fixed Account to your Loan Account. Loan accounts are part of our General Account. You may instruct us on the proportions to be taken from your accounts. There are no restrictions on the accounts from which the loan amount can be transferred. If you do not provide such instruction, the loan amount is withdrawn in the same proportion as the allocation used for the most recent Monthly Policy Charge. Any loan interest due and unpaid is transferred in the same manner.

Your Loan Account earns interest from the date of transfer. The Loan Account interest rate is 6.00% per year during the first ten Policy Years and 7.75% per year after the tenth Policy Year. Interest accrues daily and is paid at the end of the Policy Year.

Loan Payments
While the Policy is in force and before the insured dies, you may pay the Loan Indebtedness as follows:
•policy loans may be repaid totally or in part;
•repayments are allocated to the Division(s) and Fixed Account in the proportions used for allocation of premium payments;
•the repayments are allocated as of the Valuation Period in which we receive the repayment;
•repayments are to be sent to our service office; and
•payments that we receive that are not designated as premium payments are applied as loan repayments if a policy loan is outstanding.

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POLICY TERMINATION AND REINSTATEMENT

Policy Termination (Lapse)
If the Net Surrender Value on any Monthly Date is less than the Monthly Policy Charge, a 61-day grace period begins. However, during the first 60 policy months, the Policy will not enter a grace period if ((a) minus (b)) is greater than or equal to (c) where:
(a)    is the sum of the premiums paid;
(b)    is the sum of all existing policy loans, unpaid loan interest and partial surrenders; and
(c)    is the sum of the Minimum Monthly Premiums (no-lapse guarantee) since the Policy Date to the most recent Monthly Date.

After the first 60 policy months, making premium payments under your planned periodic premium schedule does not guarantee that your Policy will stay in force unless:
•your Policy’s Net Surrender Value is at least equal to the Monthly Policy Charge on the current Monthly Date; or
•the death benefit guarantee rider is in effect.

Grace Period
If the Net Surrender Value on a Monthly Date is less than the current monthly charge or the Loan Indebtedness is greater than the Net Surrender Value (overloan), and neither the no-lapse guarantee provision nor the death benefit guarantee rider is in effect, we will send you a notice of pending lapse and a grace period begins. We will send you a notice at the start of the grace period (to your last known post office address) stating the required premium to avoid policy lapse. If the grace period begins because of an overloan, the notice will also state a higher, optional premium payment amount that will decrease the Loan Indebtedness. Loan repayments count toward your grace period payment. The grace period will end 61 days after the day the notice is mailed. If the required premium is not received by us by the end of the grace period, the Policy will lapse without value.

NOTE:    The state of Florida requires that the Net Surrender Value of the policy equal zero prior to entering a grace period. The grace period will end 31 days after the day the notice is mailed.

If you are in a grace period, the required payment is equal to [(a) plus (b)] divided by (c) where:
(a)    is the amount by which the surrender charge is more than the Policy Value on the Monthly Date at the start of the grace period before the Monthly Policy Charge is deducted;
(b)    is three Monthly Policy Charges; and
(c)    is one minus the maximum Premium Expense Charge percentage (see CHARGES AND DEDUCTIONS - Premium Expense Charge).

When the required premium is paid during the grace period, monthly charges are not deducted until the monthly anniversary following the payment. Therefore, during the grace period the Net Surrender Value may be overstated.

The determination of three Monthly Policy Charges is made by taking three times the “failed” monthly deduction that could not be made due to insufficient Policy Value.

Example with policy loan:
Policy Value: $5,000
Loan Balance: $4,000
Surrender Charge: $500
Net Surrender Value: $500 (minimum of zero or Policy Value minus Loan Balance minus Surrender Charge)
Monthly Policy Charge: $1,000
No-Lapse Guarantee Premium: $1,200
Maximum Premium Expense Charge in the first Policy Year: 8.45% (5.00% sales charge, 2.20%
state and local taxes, 1.25% federal taxes)
The required premium is $3,277 (0 + (3 X $1,000))/(1 - 0.0845)

Example with no policy loan:
Policy Value: $1,000
Loan Balance: $0
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Surrender Charge: $1,500
Net Surrender Value: $0 (minimum of zero or Policy Value minus Loan Balance minus Surrender Charge)
Monthly Policy Charge: $1,000
No-Lapse Guarantee Premium: $1,200
Maximum Premium Expense Charge in the first Policy Year: 8.45% (5.00% sales charge, 2.20%
state and local taxes, 1.25% federal taxes)
The required premium is $3,823 (500 + (3 X $1,000))/(1 - 0.0845)

The required premium is intended to reimburse us for the Monthly Policy Charges during the grace period, and to provide enough Policy Value to pay the Monthly Policy Charge on the first Monthly Date after the grace period. If the grace period ends before we receive the required premium, we keep any remaining value in the Policy to cover past due policy charges. Adverse market fluctuations may cause the Policy to enter into subsequent grace periods.

The Policy is in force during a grace period. If we do not receive the required premium, the Policy terminates as of the end of the grace period. If the insured dies during a grace period, the death benefit is paid and the amount is reduced by:
•all Monthly Policy Charges due and unpaid at the death of the insured; and
•any Loan Indebtedness.

The Policy also terminates:
•when you make a full Policy surrender;
•when death proceeds are paid; and
•on the Maturity Date.
When the Policy terminates, all of the Owners’ Policy rights and privileges end.

Neither partial surrenders nor policy loans may be made during a grace period.

Reinstatement
Subject to certain conditions, you may reinstate a Policy that terminated because of insufficient value. The Policy may only be reinstated:
•prior to the Maturity Date and while one insured is alive;
•upon our receipt of satisfactory evidence of insurability (according to our underwriting guidelines then in effect);
•if you make a payment of a reinstatement premium; and
•if the application for reinstatement is mailed to us within three years of the Policy termination (in some states, we must provide a longer period of time for Policy reinstatement).

The reinstatement premium is calculated using the required premium formulas found above in the Grace Period section. The required premium formula in effect on the date the Policy was terminated will be used in this calculation. If a policy loan or loan interest was unpaid when the Policy terminated, the policy loan must be reinstated or repaid (loan interest does not accrue over the period the Policy was terminated).

We do not require payment of Monthly Policy Charges during the period the Policy was terminated. Reinstatement is effective on the next Monthly Date following our approval of the reinstatement application. Premiums received with your reinstatement application are held in the General Account without interest. If the reinstatement is approved, they are allocated to your selected Division(s) and/or Fixed Account on the reinstatement date. We will use the premium allocation percentages in effect at the time of termination of the Policy unless you provide new allocation instructions. The reinstated Policy has the same Policy Date as the original Policy. Your rights and privileges as Owner(s) are restored upon reinstatement.

If you reinstate your Policy and then it is fully surrendered, a surrender charge may be imposed. The surrender charge, if any, is calculated based on the number of years the Policy was in force. The Premium Expense Charge is calculated based on the number of years since the Policy was issued.

33

TAX ISSUES RELATED TO THE POLICY

The following description is a general summary of the tax rules pertaining to life insurance policies. This section relates primarily to federal income taxes rules, regulations and interpretations, which in our opinion are currently in effect but which are subject to change at any time. This summary is not comprehensive and is not intended as tax advice. While we reserve the right to change the Policy to assure it continues to qualify as life insurance for tax purposes, we cannot make any guarantee regarding the future tax treatment of any Policy.
NOTE:    Due to the complexity of these rules and because they are affected by the facts and circumstances of each Policy, you should consult with legal and tax counsel and other competent advisors regarding these matters.
IRS Definition of Life Insurance
The Policy should qualify as a life insurance contract as long as it satisfies certain tests under Section 7702 of the Internal Revenue Code. The Policy qualifies if it satisfies the guideline premium test (which places limitations on the amount of premium payments that may be made) and falls within a cash value corridor (the limitation of Policy Values that can accumulate relative to the death benefit).If you make a premium payment that we determine exceeds the current guideline premium limits under Internal Revenue Code Section 7702, we reserve the right to apply or refund the payment as described under “Premium Limitations.”
Taxation of Death Proceeds
Under Section 101(a)(1) of the Internal Revenue Code, gross income does not include amounts received under a Policy if such amounts are paid by reason of the death of the insured. However, if the Policy is transferred for valuable consideration, then a portion of the death proceeds may be includable in the beneficiary’s gross income under Section 101(a)(2) of the Internal Revenue Code.
Under Section 101(g) of the Internal Revenue Code, certain amounts received under a Policy on the life of an insured who qualifies as a terminally or chronically ill individual can be excluded from gross income as an amount paid by reason of the death of the insured.
For employer-owned life insurance on the life of an insured who is an employee, the death benefit amount excluded from gross income is limited to the premiums and other consideration paid for the life insurance if the employer is directly or indirectly a beneficiary under the Policy unless certain requirements are met. These requirements are provided in Section 101(j) of the Internal Revenue Code and would include notice and consent by the insured of the life insurance coverage prior to the issuance of the coverage. These rules generally apply to employer-owned life insurance issued or materially changed on or after August 17, 2006.
Taxation of Maturity Proceeds
A taxable event may occur if the Net Surrender Value at maturity plus any Loan Indebtedness is greater than premiums paid less partial surrenders and premium refunds. The taxable amount is the difference between the Surrender Value and the remaining premiums in the policy.
Taxation of Growth in Policy Value
Any increase in Policy Value is not included in gross income while the Policy is in-force and continues to meet the definition of life insurance as defined under Section 7702 of the Internal Revenue Code. If a contract does not meet the definition of life insurance, the policy owner will be subject to income tax on annual increases in cash value.
Taxation of Policy Surrenders and Partial Surrenders
A surrender or lapse of the Policy may have income tax consequences. Upon surrender, the Owner(s) is not taxed on the Surrender Value except for the amount, if any, that exceeds the gross premiums paid less the untaxed portion of any prior surrenders. The amount of any Loan Indebtedness, upon surrender or lapse, is added to the Net Surrender Value and treated, for this purpose, as if it had been received. A loss incurred upon surrender is generally not deductible. The tax consequences of a surrender may differ if the proceeds are received under any benefit payment option.
A full surrender of the Policy will, and a partial surrender may, be included in your gross income to the extent that the distribution exceeds your premiums paid into the Policy. Partial surrenders generally are not taxable unless the total of such surrenders exceeds total premiums paid to the date of partial surrender less the untaxed portion of any prior partial surrenders.
34

If within the first fifteen Policy Years, you make a partial surrender with a corresponding reduction in the Face Amount, special rules apply. Under those circumstances, the Internal Revenue Code has defined a special formula under which you may be taxed on all or a portion of the surrender amount.
Transfers between the Division(s) and/or Fixed Account are not considered as distributions from the Policy and would not be considered taxable income.
Taxation of Policy Loans and Loan Interest
If the Policy is not a modified endowment contract, loans received under the Policy are not generally considered to be distributions subject to tax. Interest paid to us as a result of a policy loan may or may not be deductible depending on a number of factors.
If the Policy is a modified endowment contract, loans received under the Policy are considered to be distributions subject to tax. The taxable amount is generally the difference between the Policy Value and the Net Premiums paid at the time the loan is made.
If the Policy lapses with an outstanding loan balance, there may be tax consequences.
Taxation of Change of Owner
Transfer of ownership may have tax consequences to the Owner. The sale of a life insurance policy may have different income tax consequences than the cash surrender of such policy. The purchaser of a policy via a reportable policy sale is required to provide certain information to the issuer, seller/payment recipient and Internal Revenue Service (IRS) under Section 6050Y of the Internal Revenue Code. Please consult with your tax advisor before changing ownership of your life insurance policy.
Taxation of Change of Insured
For tax purposes, changing the insured is considered to be the same as a surrender of the policy. The taxable amount is generally the difference between the Policy Value and the Net Premiums paid.
Modified Endowment Contract Status
A Policy becomes a Modified Endowment Contract when premiums paid exceed certain premium limits as defined by Section 7702A of the Internal Revenue Code. There is no change regarding the tax-deferred internal build-up of Policy Value or the income tax-free death benefit to your beneficiary(ies), however, distributions from a Modified Endowment Contract are taxed as if the Policy is a deferred annuity. Thus, taxation on partial surrenders, policy loans and other defined distributions will occur if your Policy Value is greater than your premiums paid. In addition, taxable distributions are subject to a federal income tax penalty of 10% unless the distribution is
•made after the Owner attains age 59 ½; or
•attributable to the taxpayer becoming disabled (as defined in Section 72(m)(7)); or
•part of a series of substantially equal periodic payments (made not less frequently than annually) made for the life or life expectancy of the taxpayer or the joint lives or joint life expectancy of the taxpayer and beneficiary.
Once a Policy is classified as a Modified Endowment Contract, the classification cannot be changed. Modified endowment contract classification may be avoided by limiting the amount of premiums paid under the Policy. If you make a premium payment that we determine would cause your policy to be classified as a Modified Endowment Contract under Internal Revenue Code Section 7702A, we reserve the right to apply or refund the payment as described under “Premium Limitations.”
Taxation of Exchange or Assignment of Policies
An exchange or assignment of a Policy may have tax consequences. Please consult with your tax advisor before exchanging or assigning your life insurance policy.
Special Considerations for Life Insurance Owned by a Business Entity
Section 264 of the Internal Revenue Code imposes numerous limitations on the interest and other business deductions that may otherwise be available to businesses that own life insurance policies. In addition, the premium paid by a business for a life insurance policy is not deductible as a business expense or otherwise if the business is directly or indirectly a beneficiary of the policy.
Other Tax Issues
Federal estate taxes and state and local estate, inheritance and other taxes may become due depending on applicable law and your circumstances or the circumstances of the Policy beneficiary(ies) if you or the insured dies.
35

Withholding
Federal withholding is generally required on certain taxable distributions under insurance contracts. In the case of periodic payments, the withholding is at graduated wage withholding rates. With respect to non-periodic distributions, withholding is a flat rate of 10%. You may elect to have either non-periodic or periodic payments made without withholding except if your tax identification number has not been furnished to us or if the IRS has notified us that the number you furnished is incorrect.
Under the Foreign Account Tax Compliance Act (FATCA), We will be required to withhold a 30% tax on taxable distributions to certain foreign entities that fail to comply with new reporting and withholding requirements designed to inform the U.S. Department of the Treasury. We may disclose the information we receive from policy owners to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA. Withholding also may be required if a policy owner that is a foreign entity fails to provide Us with appropriate certifications or other documentation concerning its status under FATCA.
Mutual Fund Diversification
The U.S. Department of the Treasury has adopted regulations under Section 817(h) of the Internal Revenue Code which establishes standards of diversification for the investments underlying the contracts. Under this Internal Revenue Code section, Separate Account investments must be adequately diversified in order for the increase in the value of contracts to receive tax-deferred treatment. In order to be adequately diversified, the portfolio of each underlying mutual fund must, as of the end of each calendar quarter or within 30 days thereafter, have no more than 55% of its assets invested in any one investment, 70% in any two investments, 80% in any three investments and 90% in any four investments. Variable life insurance Separate Accounts are provided a special diversification exemption when investing in U.S. Treasury securities.
Failure of an underlying mutual fund to meet the diversification requirements could result in tax liability to contract holders. The investment opportunities of the underlying mutual funds could conceivably be limited by adhering to the above diversification requirements.
GENERAL PROVISIONS
Purchase Procedures
A completed application and required supplements must be submitted to us through an agent or broker selling the Policy.
The minimum policy Face Amount when the Policy is originally issued is $100,000. We reserve the right to increase or decrease the minimum policy Face Amount. The increased minimum Face Amount would apply only to Policies issued after the Effective Date of the increase.
To issue a Policy, we require that at least one insured be age 85 or younger as of the Policy Date. Neither insured may be older than age 90 as of the Policy Date. Other underwriting restrictions may apply. An applicant for the Policy must:
•furnish satisfactory evidence of insurability of the insured; and
•meet our insurance underwriting guidelines and suitability rules.
If you want insurance coverage to start at the time the application is submitted, you must send a payment with your completed application. The amount is based on the Face Amount of the Policy, the death benefit option and the charges and expenses of the Policy. This amount is shown on the policy illustration provided to you by us or your registered representative. If this amount is submitted with the application, a conditional receipt will be given to you. The receipt acknowledges the initial payment and details any interim conditional insurance coverage.
Payments are to be made via personal or financial institution check (for example, a bank or cashier’s check). We reserve the right to refuse any payment that we feel presents a fraud or money laundering risk. Examples of the types of payments we will not accept are cash, money orders, travelers checks, credit card checks, and foreign checks.
We reserve the right to reject any application or related premium if we determine that we have not received complete information and/or instructions or that our underwriting guidelines, suitability rules or procedures have not been met. Any premium submitted will be returned no later than five Business Days from the date the application was rejected.
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Important Information about Customer Identification Procedures
To help the government fight the funding of terrorism and money laundering activities, Federal law requires financial institutions to obtain, verify, and record information that identifies each person who opens an account. When you open an account, we will ask for your name, address, date of birth, and other information that will allow us to verify your identity. We may also ask to see your driver’s license or other identifying documents.
If concerns arise with verification of your identification, no transactions, other than redemptions, will be permitted while we attempt to reconcile the concerns. If we are unable to verify your identity within 30 days of our receipt of your original purchase, the account(s) will be closed and redeemed in accordance with normal redemption procedures.
We do not knowingly sell policies that are for the benefit of a business/organization that is illegal under Federal and/or State law (such as a marijuana clinic), or a person who owns or receives income from such an entity or whose source of funds is illegal.
Policy Date
Your Policy Date is shown on the Data Pages.
Effective Date
The Policy Date and the Effective Date are the same unless a backdated policy date is requested. Insurance coverage is effective, provided all purchase requirements for the Policy have been satisfied.
If the proposed insured dies before the Effective Date, there is no coverage under the Policy (coverage is determined solely under the terms of the conditional receipt, if any).
Statement of Values
You receive an annual statement at the end of each Policy Year. The statement will show:
•beginning and end dates of the current statement period;
•the death benefit at the end of the statement period;
•the Policy Value at the beginning and end of the statement period;
•the Surrender Value, if any, at the end of the statement period;
•all premiums paid during the statement period;
•all charges deducted during the statement period;
•any Loan Indebtedness at the end of the statement period;
•any partial surrenders made during the statement period;
•any investment gain or loss during the statement period;
•total value of each of your Divisions and the Fixed Account as of the statement period;
•if applicable, a notice that the policy may terminate without value before the end of the next statement period
•unless additional premiums are paid (assuming guaranteed interest, mortality and expense loads, and premium charges); and
•any other information required to be included in the statement under state or federal law.
You will also receive a statement as of the end of each calendar quarter. At any time, you may request a free current statement by telephoning 1-800-247-9988.
We also send you the reports required by the Investment Company Act of 1940 (as amended).
Services Available via the Internet and Telephone
If you elect to use internet and/or telephone privileges, instructions for the following transactions may be given to us via the internet or telephone:
•change in allocations of future premium payments;
•change in allocation of the Monthly Policy Charge;
•change to your APR instructions;
•change to your scheduled transfer instructions;
•unscheduled transfers; and
•policy loan (not available via the internet) (loan proceeds are mailed to the Owner’s address of record).
If the Policy is owned by a trust, an authorized individual (with the proper password) may use these services and provide us with instructions.
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Your instructions:
•may be given by calling us at 1-800-247-9988 between 7 a.m. and 6 p.m. Central Time on any day that the NYSE is open;
•may be given by accessing us at www.principal.com (for security purposes, you need a password to use any of the internet services, including viewing your Policy information on-line. If you don’t have a password, you can obtain one at www.principal.com);
•must be received by us before the close of the NYSE (generally 3:00 p.m. Central Time) to be effective the day you call;
•are effective the next Business Day if not received until after the close of the NYSE; and
•from one joint Owner are binding on all joint Owners.
Instructions from one joint Owner are binding on all joint Owners. If the Policy is owned by a trust, an authorized individual (with the proper password) may use these services and provide us with instructions.
Although neither the Separate Account nor the Company is responsible for the authenticity of telephone transaction or internet requests, the Separate Account and the Company reserve the right to refuse telephone and/or internet orders. You are liable for a loss resulting from a fraudulent telephone or internet order that we reasonably believe is genuine. We use reasonable procedures to assure instructions are genuine. If the procedures are not followed, we may be liable for loss due to unauthorized or fraudulent transactions. The procedures for telephone instructions include: recording all telephone instructions, requesting personal identification information (name, phone number, social security number, birth date, etc.) and sending written confirmation to the Owner’s address of record. The procedures for internet include requesting the same personal identification information as well as your password, logging all internet activity and sending written transaction confirmations to the Owner’s address of record.
Misstatement of Age or Gender
If the age or, where applicable, gender of an insured has been misstated, we adjust the death benefit payable under your Policy to reflect the amount that would have been payable at the correct age and gender.

Non-Participating Policy
The Policies do not share in any divisible surplus of the Company.

Incontestability
We will not contest the insurance coverage provided by the Policy, except for any increases in Face Amount, after the Policy has been in force during the lifetime of the insured for a period of two years from the Policy Date. Any policy Face Amount increase has its own two-year contestability period that begins on the Effective Date of the Adjustment. In many states, the time limit in the incontestability period does not apply to fraudulent misrepresentations.

Independent Registered Public Accounting Firm
The financial statements of the Principal Life Insurance Company Variable Life Separate Account and the consolidated financial statements of the Principal Life Insurance Company are included in the Statement of Additional Information. Those statements and related schedules have been audited by Ernst & Young LLP, independent registered public accounting firm, 801 Grand Avenue, Suite 3100, Des Moines, Iowa 50309, for the periods indicated in their reports.
LEGAL PROCEEDINGS
There are no legal proceedings pending to which the Separate Account is a party or which would materially affect the Separate Account.
FINANCIAL STATEMENTS
Financial Statements for the Company and for the Separate Account are included in the Statement of Additional Information.
38

APPENDIX - UNDERLYING FUNDS AVAILABLE UNDER THE POLICY
The following is a list of Underlying Funds currently available under the Policy, which is subject to change. Before you invest, you should review the prospectuses for the Underlying Funds, as may be amended from time to time. These prospectuses contain more information about the Underlying Funds and their risks. You can find the prospectuses and other information about the Underlying Funds online a www.principal.com/SurvivorshipVULReport. You can also request this information at no cost by calling 1-800-247-9988 or by sending an email request to Lifeinsurance@principal.com.
The current expenses and performance information below reflects fees and expenses of the Underlying Funds, but does not reflect the other fees and expenses that your Policy may charge. Expenses would be higher and performance would be lower if these charges were included. Each Underlying Fund’s past performance is not necessarily an indication of future performance.
Some of the Underlying Funds are “funds of funds.” A fund of funds is a mutual fund that invests primarily in a portfolio of other mutual funds. Operating expenses shown for a fund of funds include the fees and expenses that such fund incurs indirectly as a result of investing in other funds. More detail about the risks of investing in a fund of funds is available in such fund’s prospectus.

Fund Company and Fund Name and Class	Fund Type	Advisor/ Sub-Advisor	Current Expense Ratio	Average Annual Total Returns
				1 yr	5 yr	10 yr
Allspring VT Discovery All Cap Growth- Class 2*	Large US Equity	Allspring Funds Management/Allspring Global Investments, LLC	1.00%	33.17%	13.54%	10.42%
Allspring VT Index Asset Allocation- Class 2*	Asset Allocation		1.00%	16.70%	9.49%	8.24%
American Funds Insurance Series Global Balanced - Class 2	Asset Allocation	Capital Research and Management Company	0.77%	13.83%	7.44%	5.40%
American Funds Insurance Series Growth - Class 2	Large US Equity		0.59%	38.48%	18.67%	14.35%
American Funds Insurance Series International - Class 2	International Equity		0.78%	15.84%	4.83%	3.41%
American Funds Insurance Series New World - Class 2*	International Equity		0.82%	16.00%	8.64%	4.69%
American Funds Insurance Series Washington Mutual Investors - Class 2*	Large US Equity		0.52%	17.29%	12.60%	9.91%
BNY Mellon IP MidCap Stock - Service Class	Small/Mid US Equity	BNY Mellon Investment Adviser, Inc./Mellon Investments Corp	1.05%	17.99%	10.42%	7.17%
CVT S&P 500 Index (not available to new investors after 4/25/2014)*	Large US Equity	Calvert Research and Management/Ameritas Investment Partners, Inc.	0.28%	25.92%	15.39%	11.68%
ClearBridge Mid Cap - Class I	Small/Mid US Equity	ClearBridge Investments, LLC/Legg Mason Partners Fund Advisor, LLC	0.83%	12.92%	10.73%	7.10%
DWS Small Mid Cap Value - Class B*	Small/Mid US Equity	DWS Investment Management Americas Inc	1.17%	14.59%	8.38%	5.13%
Fidelity VIP Contrafund - Initial Class	Large US Equity	Fidelity Management and Research Co	0.56%	33.45%	16.65%	11.61%
Fidelity VIP Equity-Income - Initial Class	Large US Equity		0.47%	10.65%	12.30%	8.58%
Fidelity VIP Extended Market Index - Service Class 2	Small/Mid US Equity	Fidelity Management & Research Co/Geode Capital Management, LLC and FMR Co., Inc.	0.38%	17.11%	11.04%
Fidelity VIP Gov't Money Market - Service Class	Short-Term Fixed Income	Fidelity Management and Research Co	0.37%	4.80%	1.66%	1.05%
Fidelity VIP Growth - Service Class 2	Large US Equity		0.83%	35.89%	19.34%	14.51%
Fidelity VIP High Income - Initial Class	Fixed Income		0.77%	10.48%	3.87%	3.40%
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Fund Company and Fund Name and Class	Fund Type	Advisor/ Sub-Advisor	Current Expense Ratio	Average Annual Total Returns
				1 yr	5 yr	10 yr
Fidelity VIP International Index - Service Class 2	International Equity	Fidelity Management & Research Co/Geode Capital Management, LLC and FMR Co., Inc.	0.42%	15.88%	6.89%
Fidelity VIP Total Market Index - Service Class 2	Asset Allocation		0.37%	25.71%	14.73%
Franklin Templeton VIP Trust - Franklin Small Cap Value VIP - Class 2	Small/Mid US Equity	Franklin Mutual Advisors, LLC	0.91%	12.75%	11.06%	7.04%
Franklin Templeton VIP Trust - Templeton Global Bond VIP - Class 2*	Fixed Income	Franklin Advisers, Inc.	0.75%	2.88%	(2.13%)	(0.66%)
Invesco VI American Franchise - Series I	Large US Equity	Invesco Advisers, Inc.	0.86%	40.93%	16.16%	11.70%
Invesco VI American Value- Series I	Small/Mid US Equity		0.89%	15.60%	12.74%	7.26%
Invesco VI Core Equity- Series I	Large US Equity		0.80%	23.36%	12.95%	7.79%
Invesco VI Discovery Mid Cap Growth- Series I*	Small/Mid US Equity		0.87%	13.15%	12.77%	9.79%
Invesco VI Health Care- Series I	Other-Health		0.98%	3.02%	8.75%	6.87%
Invesco VI Main Street Mid Cap- Series II	Small/Mid US Equity		1.19%	14.14%	10.32%	6.45%
Invesco VI Small Cap Equity- Series I	Small/Mid US Equity		0.95%	16.57%	12.44%	6.55%
Invesco VI Technology- Series I	Other-Technology		0.98%	46.94%	14.92%	12.24%
Janus Henderson Series Enterprise- Service	Small/Mid US Equity	Janus Capital Management LLC	0.97%	17.78%	13.14%	11.82%
Janus Henderson Global Sustainable Equity- Service	International Equity	Janus Henderson Investors US LLC	1.12%	23.24%
Janus Henderson Series Global Technology and Innovation - Service	Other-Technology	Janus Capital Management LLC	0.97%	54.27%	20.05%	16.86%
Lord Abbett Series Fund Developing Growth- Class VC*	Small/Mid US Equity	Lord, Abbett & Co, LLC	1.04%	8.17%	8.90%	6.82%
LVIP American Century Disciplined Core Value - Standard Class	Large US Equity	Lincoln Investment Advisors Corporation, through a sub-advisory agreement with American Century Investment Management Inc.	0.71%	8.65%	10.19%	8.19%
LVIP American Century Inflation Protection - Service Class	Inflation-Protected Bond		0.77%	3.40%	2.65%	1.90%
LVIP American Century Mid Cap Value - Service Class	Small/Mid US Equity		1.01%	6.03%	10.90%	8.61%
LVIP American Century Value - Service Class	Large US Equity		0.86%	9.02%	11.71%	8.36%
LVIP American Century Ultra - Standard Class	Large US Equity		0.75%	43.51%	19.24%	14.64%
Macquarie VIP Small Cap Value - Service Class	Small/Mid US Equity	Delaware Management Company	1.08%	9.10%	9.87%	6.77%
MFS Blended Research Small Cap Equity- Service Class	Small/Mid US Equity	Massachusetts Financial Services Company	0.76%	18.67%	10.01%	8.00%
MFS Mid Cap Value- Service Class	Small/Mid US Equity		1.04%	12.39%	12.60%	8.46%
MFS New Discovery- Service Class*	Small/Mid US Equity		1.12%	14.25%	10.81%	7.41%
MFS New Discovery Value - Service Class*	Small/Mid US Equity		1.13%	11.22%	12.84%	9.05%
Principal Variable Contracts Funds ("PVC") Core Plus Bond- Class 1	Fixed Income	Principal Global Investors	0.50%	5.34%	1.61%	2.01%
PVC Diversified Balanced- Class 1	Asset Allocation		0.23%	14.17%	7.63%	6.03%
PVC Diversified International- Class 1	International Equity		0.89%	17.45%	8.01%	4.23%
PVC Equity Income- Class 1	Large US Equity		0.49%	11.22%	10.87%	9.22%
PVC Global Emerging Markets- Class 1*	International Equity		1.16%	12.53%	4.18%	2.17%
PVC Government & High Quality Bond- Class 1	Fixed Income		0.53%	4.64%	(0.06%)	1.01%
PVC LargeCap Growth I- Class 1*	Large US Equity	Principal Global Investors/T. Rowe Price Associates, Inc. and Brown Advisory, LLC	0.69%	25.97%	15.37%	11.72%
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Fund Company and Fund Name and Class	Fund Type	Advisor/ Sub-Advisor	Current Expense Ratio	Average Annual Total Returns
				1 yr	5 yr	10 yr
PVC LargeCap S&P 500 Index- Class 1	Large US Equity	Principal Global Investors	0.21%	25.97%	15.37%	11.72%
PVC MidCap- Class 1	Small/Mid US Equity		0.55%	26.08%	15.60%	11.87%
PVC Principal Capital Appreciation- Class 1	Large US Equity		0.65%	25.15%	16.03%	11.89%
PVC Principal LifeTime 2020- Class 1	Asset Allocation		0.55%	12.26%	6.95%	5.34%
PVC Principal LifeTime 2030- Class 1	Asset Allocation		0.58%	15.09%	8.64%	6.33%
PVC Principal LifeTime 2040- Class 1	Asset Allocation		0.64%	18.27%	10.10%	7.16%
PVC Principal LifeTime 2050- Class 1	Asset Allocation		0.69%	20.38%	11.02%	7.68%
PVC Principal LifeTime 2060- Class 1*	Asset Allocation		0.75%	20.28%	11.32%	7.73%
PVC Principal LifeTime Strategic Income- Class 1	Asset Allocation		0.54%	10.79%	4.54%	3.64%
PVC Real Estate Securities- Class 1	Small/Mid US Equity		0.80%	13.33%	8.52%	8.71%
PVC SAM Balanced- Class 1	Asset Allocation		0.73%	16.00%	8.12%	6.23%
PVC SAM Conservative Balanced- Class 1	Asset Allocation		0.70%	11.97%	5.95%	4.87%
PVC SAM Conservative Growth- Class 1	Asset Allocation		0.77%	19.37%	10.12%	7.49%
PVC SAM Flexible Income- Class 1	Asset Allocation		0.65%	9.37%	4.29%	3.92%
PVC SAM Strategic Growth- Class 1	Asset Allocation		0.80%	21.86%	11.78%	8.26%
PVC Short-Term Income- Class 1	Short-Term Fixed Income		0.43%	5.60%	1.84%	1.72%
PVC SmallCap- Class 1	Small/Mid US Equity		0.85%	15.53%	11.39%	7.81%
Putnam VT Small Cap Value - Class 1B	Small/Mid US Equity	Putnam Investment Management LLC	1.03%
Putnam VT Small Cap Growth - Class 1B	Small/Mid US Equity		1.14%
Putnam VT Large Cap Growth - Class 1B	Large US Equity		0.90%	44.47%	18.49%	14.39%
TOPS Managed Risk Balanced ETF- Class 2	Asset Allocation	Milliman Financial Risk Management, LLC/ ValMark Advisers, Inc.	0.77%	9.03%	4.83%	3.24%
TOPS Managed Risk Growth ETF- Class 2	Asset Allocation		0.75%	11.14%	5.86%	3.33%
TOPS Managed Risk Moderate Growth ETF- Class 2	Asset Allocation		0.75%	10.33%	5.51%	3.52%
VanEck VIP Global Resources - Class S	Other-Natural Resources	Van Eck Associates Corp	1.36%	(3.84%)	10.34%	(1.26%)
Wanger International*	International Equity	Columbia Wanger Asset Management, LLC	1.14%	16.95%	6.45%	3.50%
* The current expense ratio for this Underlying Fund reflects expense reimbursements and/or fee waiver arrangements reported in the Underlying Fund’s registration statement. Such arrangements may be terminated, and therefore, reflect temporary fee reductions.
41

APPENDIX A - TARGET PREMIUMS
The Target Premiums for the Policy are based on the joint equivalent age (JEA) of the Insureds. The JEA takes into account the gender*, age, smoking status and risk classification of each insured. The calculation is as follows:

1)    Start with the unadjusted individual ages of insured #1 and insured #2. Call this (X1) and (X2) respectively.

2)    Take each individual age and adjust for gender.
•if Male the gender Adjustment is 0
•if Female the gender Adjustment is minus 5
•if Unisex rating is used, the gender Adjustment is minus 2

3)    Take resulting individual ages from step 2 and adjust for smokers if applicable.
•if Male Smoker the smoker Adjustment is plus 3
•if Female Smoker the smoker Adjustment is plus 2
•if Unisex Smoker the smoker Adjustment is plus 3

4)    Take resulting individual ages from step 3 and adjust for substandard table ratings, if any. The use of substandard table ratings are determined as part of the underwriting process and are based on less than standard mortality risk.
•if table A rating then add 2
•if table B rating then add 4
•if table C rating then add 6
•if table D rating then add 8
•if table E rating then add 10
•if table F rating then add 12
•if table G rating then add 14
•if table H rating then add 15
•if rating is higher than table H then add 16.

5)    The result of step 4 is the adjusted individual ages of insured #1 and insured #2. Call this (X1A) and (X2A) respectively.

6)    If (X1A) is greater than 100 then set (X1A) equal to 100.

7)    If (X2A) is greater than 100 then set (X2A) equal to 100.

8)    Take the difference between (X1A) and (X2A). Call this (XDIFF).

42

9)    Look up (XDIFF) on the table below to find out what to add on to youngest adjusted age.

	XDIFF		ADD ON
0			0
1	to	2	1
3	to	4	2
5	to	6	3
7	to	9	4
10	to	12	5
13	to	15	6
16	to	18	7
19	to	23	8
24	to	28	9
29	to	34	10
35	to	39	11
40	to	44	12
45	to	47	13
48	to	50	14
51	to	53	15
54	to	56	16
57	to	60	17
61	to	64	18
65	to	69	19
70	to	75	20
76	to	85	21

10)    The JEA (Joint Equivalent Age) is equal to the Minimum of (X1A) and (X2A) plus ADD ON from the table above.

Example:    Male Nonsmoker age 45 table rating A, Female Smoker age 57.
1)    (X1) = 45 and (X2) = 57
2)    (X1) = 45 + 0 = 45; and (X2) = 57 - 5 = 52
3)    (X1) = 45 + 0 = 45; and (X2) = 52 + 2 = 54
4)    (X1) = 45 + 2 = 47; and (X2) = 54 + 0 = 54
5)    (XIA) = 47; (X2A) = 54
6)    (XIA) is not greater than 100
7)    (X2A) is not greater than 100
8)    (XDIFF) = (X2A) - (X1A) = 54 - 47 = 7
9)    ADD ON = 4
10)    JEA = minimum of (XIA) and (X2A) + ADD ON = 47 + 4 = 51
43

SVUL Target Premium Rates per $1000 of Face

JEA	Target	JEA	Target
<20	2.78	61	21.67
20	2.78	62	22.98
21	2.87	63	24.23
22	2.95	64	25.41
23	3.03	65	26.52
24	3.13	66	27.56
25	3.22	67	28.56
26	3.32	68	29.53
27	3.41	69	30.45
28	3.52	70	31.36
29	3.62	71	32.27
30	3.73	72	33.17
31	3.84	73	34.08
32	3.96	74	35.02
33	4.07	75	35.97
34	4.24	76	36.95
35	4.42	77	37.95
36	4.60	78	38.94
37	4.79	79	39.96
38	4.99	80	40.99
39	5.20	81	42.00
40	5.41	82	42.00
41	5.64	83	42.00
42	5.87	84	42.00
43	6.11	85	42.00
44	6.51	86	42.00
45	6.93	87	42.00
46	7.38	88	42.00
47	7.86	89	42.00
48	8.38	90	42.00
49	8.93	>90	42.00
50	9.50
51	10.12
52	10.78
53	11.49
54	12.54
55	13.68
56	14.92
57	16.22
58	17.58
59	18.94
60	20.32
*    The cost of insurance rate for Policies issued in states which require unisex pricing or in connection with employment related insurance and benefit plans is not based on the gender of the insured.

44

ADDITIONAL INFORMATION

Additional information about the Policy is available in the Statement of Additional Information dated May 1, 2024, and which is incorporated into this prospectus.
Your questions and/or requests for a free copy of the Statement of Additional Information or a free personalized illustration should be directed to: Principal Survivorship Flexible Premium Variable Universal Life, Principal Financial Group, P.O. Box 10431, Des Moines, Iowa 50306-0431, 1-800-247-9988. You may also contact us through our internet site: www.principal.com
Reports and other information about the Policy are available on the Commission’s website at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.

Principal® Survivorship Flexible Premium Variable Universal Life
Investment Company Act File No. 333-71521

45

PART B
STATEMENT OF ADDITIONAL INFORMATION
PRINCIPAL® SURVIVORSHIP FLEXIBLE PREMIUM
VARIABLE UNIVERSAL LIFE
FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICY
Issued by Principal Life Insurance Company (the “Company”) through its
Principal Life Insurance Company Variable Life Separate Account
dated May 1, 2024
The Statement of Additional Information provides information about the Principal® Survivorship Flexible Premium Variable Universal Life Insurance Policy sponsored by Principal Life Insurance Company through its Principal Life Insurance Company Variable Life Separate Account.
This Statement of Additional Information is not a prospectus but does provide information that supplements the Policy’s Prospectus dated May 1, 2024. It should be read with that Prospectus which is available without charge. To request a copy of the Prospectus, please contact us at:
Principal® Survivorship Flexible Premium Variable Universal Life
Principal Financial Group
P.O. Box 10431
Des Moines, Iowa 50306-0431
Telephone: 1-800-247-9988
Fax: 1-866-885-0390

2

GENERAL INFORMATION AND HISTORY
The Company
Principal Life Insurance Company (the “Company”) is the issuer of the Survivorship Flexible Premium Variable Universal Life Insurance Policy (the “Policy”). The Company is a stock life insurance company with its home office at: Principal Financial Group, Des Moines, Iowa 50306-0431. It is authorized to transact life and annuity business in all states of the United States and the District of Columbia. The Company is a wholly owned indirect subsidiary of Principal Financial Group, Inc., a publicly-traded company.
In 1879, the Company was incorporated under Iowa law as a mutual assessment life insurance company named Bankers Life Association. It became a legal reserve life insurance company and changed its name to Bankers Life Company in 1911 and then to Principal Mutual Life Insurance Company in 1986. The name change to Principal Life Insurance Company and reorganization into a mutual insurance holding company structure took place in 1998, when the Company became a stock life insurance company. In 2001, the mutual insurance holding company converted to a stock company through a process called demutualization, resulting in the current organizational structure.
Principal Life Insurance Company Variable Life Separate Account
The separate account was established under Iowa law on November 2, 1987. It was then registered as a unit investment trust with the SEC. This registration does not involve SEC supervision of the investments or investment policies of the separate account.
All of the units of the Separate Account are owned by the Company. Policy owners may purchase units of the divisions of the Separate Account.
Independent Registered Public Accounting Firm
Ernst & Young LLP, 801 Grand Avenue, Suite 3100, Des Moines, Iowa, 50309, serves as the independent registered public accounting firm for Principal Life Insurance Company Variable Life Separate Account and the Company.
UNDERWRITERS
The principal underwriter of the Policy is Principal Securities, Inc. ("PSI") formerly Princor Financial Services Corporation which is a wholly-owned subsidiary of Principal Financial Services, Inc. and an affiliate of the Company. PSI’s address is Principal Securities, Inc., 655 9th Street, Des Moines, IA 50392. PSI was incorporated in Iowa in 1968, and is a securities broker-dealer registered with the SEC as well as a member of the Financial Institutions Regulatory Authority. The Policies may also be sold through other broker-dealers authorized by PSI and applicable law to do so.
The Policy’s offering to the public is continuous. As the principal underwriter, PSI is paid for the distribution of the Policy. For the last three fiscal years PSI has received and retained the following commissions:

2023 received/retained	2022 received/retained	2021 received/retained
$21,621/$0	$31,564/$0	$34,260/$0

UNDERWRITING PROCEDURES
Guaranteed maximum cost of insurance rates are based on 1980 CSO Mortality Table (the prevailing mortality table approved by the National Association of Insurance Commissioners), age last birthday, with distinction for the gender and smoking status.
3

PERFORMANCE DATA
The Separate Account may publish advertisements containing information (including graphs, charts, tables and examples) about the performance of one or more of its divisions.
The Separate Account may publish advertisements containing information about the hypothetical performance of one or more of its divisions for this Policy as if the Policy had been issued on or after the date the underlying fund in which such division invests was first offered. Possible differences in the methods used in calculating yield and total return should be considered when comparing the Separate Account performance figures to performance figures published for other products.
The Separate Account may also quote rankings, yields or returns published by independent statistical services or publishers and information regarding performance of certain market indices.
From time to time, the Separate Account or an underlying fund may advertise the “yield” and “effective yield” of a money market division or of the underlying fund in which it invests. Both yield figures are based on historical earnings and are not intended to indicate future performance. The “yield” of the division refers to the income generated in the division over a seven day period (the period will be stated in the advertisement). This income is then “annualized.” That is, the amount of income generated during that week is assumed to be generated each week over a 52-week period and is shown as a percentage. The “effective yield” is calculated similarly but, when annualized, the income earned in the division is assumed to be reinvested. The “effective yield” is slightly higher than the “yield” because of the compounding effect of this assumed reinvestment. Neither yield quotation reflects a sales load deducted from purchase payments which, if included, would reduce the “yield” and “effective yield.” For the period ended December 31, 2023, the 7-day annualized and effective yields of the Fidelity VIP Government Money Market Division were 5.05% and 5.05%, respectively.
In addition, the Separate Account advertises the “yield” for certain other divisions. The “yield” of a division is determined by annualizing the net investment income per unit for a specific, historical 30-day period and dividing the result by the ending maximum offering price of the unit for the same period. This yield quotation does not reflect a contingent deferred sales charge which, if included, would reduce the “yield.” No contingent deferred sales charge is assessed on investments in the Separate Account divisions of the Policy, however, Policies which are fully surrendered within the first ten policy years (or within ten years of a face amount increase) are subject to a surrender charge.
The performance information does not include any charges or fees that are deducted from your Policy. These are charges and fees such as the sales charge, charge for taxes, surrender charges, transfer fees (if any), cost of insurance charge, mortality and expense risks charge, administrative charge, policy loan interest charge (if any), and charges for optional insurance benefits. Some of these charges vary depending on the age of the insureds, gender, face amount, underwriting class, premiums, policy duration, and account value. All of these policy charges will have a significant impact on your Policy’s value and overall performance. If these charges and fees were reflected in the performance data, performance would be lower. To see the impact of these charges and fees on your Policy’s performance, you should obtain a personalized illustration based on historical underlying mutual fund performance from your financial adviser.
Any performance data quoted for the Separate Account represents historical performance and is not intended to indicate future performance.

4

FINANCIAL STATEMENTS

APPENDIX A - Principal Life Insurance Company - Variable Life Separate Account Financials

A-1

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Principal Life Insurance Company and Contract Owners of Principal Life Insurance Company Variable Life Separate Account

Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities of each of the subaccounts listed in the Appendix that comprise Principal Life Insurance Company Variable Life Separate Account (the “Separate Account”), as of December 31, 2023, the related statements of operations and the statements of changes in net assets for each of the periods indicated in the Appendix, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each subaccount as of December 31, 2023, the results of its operations and changes in its net assets for each of the periods indicated in the Appendix, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on each of the subaccounts’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the fund companies or their transfer agents, as applicable. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ Ernst & Young LLP
We have served as the Separate Account’s auditor since 1987.
Des Moines, Iowa
April 10, 2024

Appendix
Subaccounts comprising Principal Life Insurance Company Variable Life Separate Account

Sub Account	Statement of operations	Statements of changes in net assets
AllianceBernstein VPS Discovery Value Portfolio – Class A (1)
AllianceBernstein VPS International Value Portfolio – Class A
AllianceBernstein VPS Small Cap Growth Portfolio – Class A
AllianceBernstein VPS Sustainable Global Thematic Portfolio – Class A
AllianceBernstein VPS Sustainable International Thematic Portfolio – Class A
Allspring VT Discovery All Cap Growth Fund – Class 2 (2)
Allspring VT Index Asset Allocation Fund – Class 2
American Century VP Capital Appreciation Fund – Class II
American Century VP Disciplined Core Value Fund – Class I
American Century VP Disciplined Core Value Fund – Class II
American Century VP Inflation Protection Fund – Class II
American Century VP International Fund – Class II
American Century VP Mid Cap Value Fund – Class II
American Century VP Ultra Fund – Class I
American Century VP Ultra Fund – Class II
American Century VP Value Fund – Class II
American Funds Insurance Series - Capital World Bond Fund – Class 2 Shares
American Funds Insurance Series - Global Balanced Fund – Class 2 Shares
American Funds Insurance Series - Global Small Capitalization Fund – Class 2 Shares
American Funds Insurance Series - Growth Fund – Class 2 Shares
American Funds Insurance Series - International Fund – Class 2 Shares
American Funds Insurance Series - New World Fund – Class 2 Shares
American Funds Insurance Series - Washington Mutual Investors Fund – Class 2 Shares
	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
BNY Mellon IP MidCap Stock Portfolio – Service Shares
BNY Mellon IP Technology Growth Portfolio – Service Shares
BNY Mellon Sustainable U.S. Equity Portfolio, Inc. – Service Shares
BNY Mellon VIF Appreciation Portfolio – Service Shares
BNY Mellon VIF Opportunistic Small Cap Portfolio – Service Shares
Bond Market Index Account – Class 1
Calvert VP EAFE International Index Portfolio – Class F
Calvert VP Investment Grade Bond Index Portfolio – Class I
Calvert VP Russell 2000 Small Cap Index Portfolio – Class F
Calvert VP S&P 500 Index Portfolio
Calvert VP S&P MidCap 400 Index Portfolio – Class F
ClearBridge Variable Mid Cap Portfolio – Class I Shares
ClearBridge Variable Small Cap Growth Portfolio – Class I Shares
Core Plus Bond Account – Class 1
Delaware VIP Small Cap Value Series – Service Class
Diversified Balanced Account – Class 1
Diversified International Account – Class 1
DWS Alternative Asset Allocation VIP – Class B
DWS Small Mid Cap Value VIP – Class B
Equity Income Account – Class 1

Fidelity VIP Asset Manager Portfolio – Service Class 2
Fidelity VIP Contrafund® Portfolio – Initial Class
Fidelity VIP Contrafund® Portfolio – Service Class 2
Fidelity VIP Equity-Income Portfolio – Initial Class
Fidelity VIP Equity-Income Portfolio – Service Class 2
Fidelity VIP Extended Market Index Portfolio – Service Class 2
Fidelity VIP Government Money Market Portfolio – Service Class
Fidelity VIP Growth Portfolio – Service Class 2
Fidelity VIP High Income Portfolio – Initial Class
Fidelity VIP High Income Portfolio – Service Class 2
Fidelity VIP International Index Portfolio – Service Class 2
Fidelity VIP Mid Cap Portfolio – Service Class 2
Fidelity VIP Strategic Income Portfolio – Service Class 2
Fidelity VIP Total Market Index Portfolio – Service Class 2
Franklin Templeton VIP Trust - Franklin Income VIP Fund – Class 2
Franklin Templeton VIP Trust - Franklin Mutual Global Discovery VIP Fund – Class 2
Franklin Templeton VIP Trust - Franklin Mutual Shares VIP Fund – Class 2
Franklin Templeton VIP Trust - Franklin Rising Dividends VIP Fund – Class 2
Franklin Templeton VIP Trust - Franklin Small Cap Value VIP Fund – Class 2
Franklin Templeton VIP Trust - Franklin Strategic Income VIP Fund – Class 2
Franklin Templeton VIP Trust - Franklin U.S. Government Securities VIP Fund – Class 2
Franklin Templeton VIP Trust - Templeton Developing Markets VIP Fund – Class 2
Franklin Templeton VIP Trust - Templeton Foreign VIP Fund – Class 2
Franklin Templeton VIP Trust - Templeton Global Bond VIP Fund – Class 2
Global Emerging Markets Account – Class 1
Goldman Sachs VIT Small Cap Equity Insights Fund – Institutional Shares
Government & High Quality Bond Account – Class 1

Invesco V.I. American Franchise Fund – Series I Shares
Invesco V.I. American Franchise Fund – Series II Shares Invesco V.I. American Value Fund – Series I Shares
Invesco V.I. Core Equity Fund – Series I Shares
Invesco V.I. Core Equity Fund – Series II Shares
Invesco V.I. Discovery Mid Cap Growth Fund – Series I Shares
Invesco V.I. EQV International Equity Fund – Series I Shares
Invesco V.I. Global Real Estate Fund – Series I Shares
Invesco V.I. Health Care Fund – Series I Shares
Invesco V.I. Main Street Mid Cap Fund – Series II Shares
Invesco V.I. Main Street Small Cap Fund – Series II Shares
Invesco V.I. Small Cap Equity Fund – Series I Shares
Invesco V.I. Technology Fund – Series I Shares
Janus Henderson Series Balanced Portfolio – Service Shares
Janus Henderson Series Enterprise Portfolio – Service Shares
Janus Henderson Series Flexible Bond Portfolio – Service Shares
Janus Henderson Series Forty Portfolio – Service Shares
Janus Henderson Series Global Research Portfolio – Service Shares
Janus Henderson Series Global Technology and Innovation Portfolio – Service Shares
Janus Henderson Series Overseas Portfolio – Service Shares

Janus Henderson Global Sustainable Equity Portfolio – Service Shares	For the year ended December 31, 2023	For the year ended December 31, 2023 and for the period from June 6, 2022 (date funds made available) through December 31, 2022

LargeCap Growth Account I – Class 1
LargeCap S&P 500 Index Account – Class 1
Lord Abbett Series Fund Developing Growth Portfolio – Class VC
MFS® Blended Research® Small Cap Equity Portfolio Series – Service Class
MFS® Global Equity Series – Service Class
MFS® Growth Series – Service Class
MFS® Inflation-Adjusted Bond Portfolio – Service Class
MFS® International Intrinsic Value Portfolio – Service Class
MFS® Mid Cap Growth Series – Service Class
MFS® Mid Cap Value Portfolio – Service Class

MFS® New Discovery Series – Service Class
MFS® New Discovery Value Portfolio – Service Class
MFS® Research International Series – Service Class
MFS® Total Return Series – Service Class
MFS® Utilities Series – Service Class
MFS® Value Series – Service Class
MidCap Account – Class 1
Neuberger Berman AMT Mid Cap Growth Portfolio – Class S
Neuberger Berman AMT Sustainable Equity Portfolio – Class I
PIMCO VIT All Asset Portfolio – Administrative Class
PIMCO VIT Commodity Real Return® Strategy Portfolio – Administrative Class
PIMCO VIT Emerging Market Bond Portfolio – Administrative Class
PIMCO VIT High Yield Portfolio – Administrative Class
PIMCO VIT Long-Term U.S. Government Portfolio – Administrative Class
PIMCO VIT Low Duration Portfolio – Administrative Class
PIMCO VIT Real Return Portfolio – Administrative Class
PIMCO VIT Short-Term Portfolio – Administrative Class
PIMCO VIT Total Return Portfolio – Administrative Class

Principal Capital Appreciation Account – Class 1
Principal LifeTime 2020 Account – Class 1
Principal LifeTime 2030 Account – Class 1
Principal LifeTime 2040 Account – Class 1
Principal LifeTime 2050 Account – Class 1
Principal LifeTime 2060 Account – Class 1
Principal LifeTime Strategic Income Account – Class 1
Putnam VT International Equity Fund – Class IB
Putnam VT International Value Fund – Class IB
Putnam VT Large Cap Growth Fund – Class IB (3)
Putnam VT Large Cap Value Fund – Class IB
Real Estate Securities Account – Class 1
Rydex VI Basic Materials Fund
Rydex VI Utilities Fund
SAM Balanced Portfolio – Class 1
SAM Conservative Balanced Portfolio – Class 1
SAM Conservative Growth Portfolio – Class 1
SAM Flexible Income Portfolio – Class 1
SAM Strategic Growth Portfolio – Class 1
Short-Term Income Account – Class 1
SmallCap Account – Class 1

T. Rowe Price Equity Income Portfolio – II
T. Rowe Price Health Sciences Portfolio – II
TOPS® Managed Risk Balanced ETF Portfolio – Class 2
TOPS® Managed Risk Growth ETF Portfolio – Class 2
TOPS® Managed Risk Moderate Growth ETF Portfolio – Class 2
VanEck VIP Trust Global Resources Fund – Class S Shares
VanEck VIP Trust Global Resources Fund – Initial Class Shares
Vanguard VIF Balanced Portfolio
Vanguard VIF Equity Index Portfolio
Vanguard VIF Global Bond Index Portfolio
Vanguard VIF Mid-Cap Index Portfolio
Wanger International

Vanguard VIF International Portfolio	For the year ended December 31, 2023	For the period from January 1, 2023 through December 31, 2023
LVIP JPMorgan Core Bond Portfolio – Class 1 Shares LVIP JPMorgan Small Cap Core Portfolio – Class 1 Shares	For the period from April 28, 2023 (date funds made available) through December 31, 2023
Vanguard VIF Equity Income Portfolio	For the period from June 5, 2023 (date funds made available) through December 31, 2023

(1)Represented the operations of AllianceBernstein Small/Mid Cap Value Class A Division until June 3, 2023
(2)Represented the operations of Allspring VT Omega Growth Class 2 Division until June 3, 2023
(3)Represented the operations of Putnam VT Growth Opportunities Class IB Division until June 3, 2023

Principal Life Insurance Co
Variable Life Separate Account

Statements of Assets and Liabilities
December 31, 2023

	AllianceBernstein VPS Discovery Value Portfolio - Class A	AllianceBernstein VPS International Value Portfolio - Class A	AllianceBernstein VPS Small Cap Growth Portfolio - Class A	AllianceBernstein VPS Sustainable Global Thematic Portfolio - Class A
Assets
Investments in shares of mutual funds, at fair value	$6,602,920	$1,932,664	$2,173,415	$1,255,244
Total assets	6,602,920	1,932,664	2,173,415	1,255,244
Total liabilities	—	—	—	—
Net assets	$6,602,920	$1,932,664	$2,173,415	$1,255,244

Net assets
Applicable to accumulation units	$6,602,920	$1,932,664	$2,173,415	$1,255,244
Total net assets	$6,602,920	$1,932,664	$2,173,415	$1,255,244

Investments in shares of mutual funds, at cost	$6,964,836	$1,802,981	$2,670,522	$1,168,970

Shares of mutual funds owned	372,836	130,674	202,366	37,843

Accumulation units outstanding	182,285	206,170	51,483	39,896

Statements of Operations
Year ended December 31, 2023

	AllianceBernstein VPS Discovery Value Portfolio - Class A	AllianceBernstein VPS International Value Portfolio - Class A	AllianceBernstein VPS Small Cap Growth Portfolio - Class A	AllianceBernstein VPS Sustainable Global Thematic Portfolio - Class A
Net investment income (loss)
Investment income:
Dividends	$62,530	$15,517	$—	$3,443

Expenses:
Mortality and expense risks	—	—	—	—
Net investment income (loss)	62,530	15,517	—	3,443

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	(290,037)	11,471	(546,805)	(17,636)
Capital gains distributions	492,462	—	—	71,230
Total realized gains (losses) on investments	202,425	11,471	(546,805)	53,594

Change in net unrealized appreciation (depreciation) of investments	657,514	261,348	921,986	169,386

Net gains (losses) on investments	922,469	288,336	375,181	226,423

Net increase (decrease) in net assets resulting from operations	$922,469	$288,336	$375,181	$226,423
See accompanying notes.

Principal Life Insurance Co
Variable Life Separate Account

Statements of Assets and Liabilities
December 31, 2023

	AllianceBernstein VPS Sustainable International Thematic Portfolio - Class A	Allspring VT Discovery All Cap Growth Fund - Class 2	Allspring VT Index Asset Allocation Fund - Class 2	American Century VP Capital Appreciation Fund - Class II
Assets
Investments in shares of mutual funds, at fair value	$1,034,917	$4,424,486	$2,472,022	$2,256,234
Total assets	1,034,917	4,424,486	2,472,022	2,256,234
Total liabilities	—	—	—	—
Net assets	$1,034,917	$4,424,486	$2,472,022	$2,256,234

Net assets
Applicable to accumulation units	$1,034,917	$4,424,486	$2,472,022	$2,256,234
Total net assets	$1,034,917	$4,424,486	$2,472,022	$2,256,234

Investments in shares of mutual funds, at cost	$1,223,312	$5,542,498	$2,650,481	$2,369,091

Shares of mutual funds owned	57,914	185,202	132,335	162,436

Accumulation units outstanding	68,131	83,940	55,610	92,739

Statements of Operations
Year ended December 31, 2023

	AllianceBernstein VPS Sustainable International Thematic Portfolio - Class A	Allspring VT Discovery All Cap Growth Fund - Class 2	Allspring VT Index Asset Allocation Fund - Class 2	American Century VP Capital Appreciation Fund - Class II
Net investment income (loss)
Investment income:
Dividends	$—	$—	$21,856	$—

Expenses:
Mortality and expense risks	—	—	38	—
Net investment income (loss)	—	—	21,818	—

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	(33,158)	(155,219)	(23,277)	(385,532)
Capital gains distributions	34,471	408,612	70,679	3,883
Total realized gains (losses) on investments	1,313	253,393	47,402	(381,649)

Change in net unrealized appreciation (depreciation) of investments	117,295	884,283	283,680	824,539

Net gains (losses) on investments	118,608	1,137,676	352,900	442,890

Net increase (decrease) in net assets resulting from operations	$118,608	$1,137,676	$352,900	$442,890
See accompanying notes.

Principal Life Insurance Co
Variable Life Separate Account

Statements of Assets and Liabilities
December 31, 2023

	American Century VP Disciplined Core Value Fund - Class I	American Century VP Disciplined Core Value Fund - Class II	American Century VP Inflation Protection Fund - Class II	American Century VP International Fund - Class II
Assets
Investments in shares of mutual funds, at fair value	$3,541,683	$7,858,611	$2,118,479	$2,030,697
Total assets	3,541,683	7,858,611	2,118,479	2,030,697
Total liabilities	—	—	—	—
Net assets	$3,541,683	$7,858,611	$2,118,479	$2,030,697

Net assets
Applicable to accumulation units	$3,541,683	$7,858,611	$2,118,479	$2,030,697
Total net assets	$3,541,683	$7,858,611	$2,118,479	$2,030,697

Investments in shares of mutual funds, at cost	$4,157,319	$8,698,733	$2,429,994	$2,209,713

Shares of mutual funds owned	461,758	1,024,590	226,092	192,301

Accumulation units outstanding	87,338	182,356	155,713	67,363

Statements of Operations
Year ended December 31, 2023

	American Century VP Disciplined Core Value Fund - Class I	American Century VP Disciplined Core Value Fund - Class II	American Century VP Inflation Protection Fund - Class II	American Century VP International Fund - Class II
Net investment income (loss)
Investment income:
Dividends	$51,895	$115,392	$81,730	$23,116

Expenses:
Mortality and expense risks	117	—	1	—
Net investment income (loss)	51,778	115,392	81,729	23,116

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	(77,948)	(1,212,930)	(105,636)	(151,735)
Capital gains distributions	—	—	—	—
Total realized gains (losses) on investments	(77,948)	(1,212,930)	(105,636)	(151,735)

Change in net unrealized appreciation (depreciation) of investments	307,442	1,777,069	99,704	341,751

Net gains (losses) on investments	281,272	679,531	75,797	213,132

Net increase (decrease) in net assets resulting from operations	$281,272	$679,531	$75,797	$213,132
See accompanying notes.

Principal Life Insurance Co
Variable Life Separate Account

Statements of Assets and Liabilities
December 31, 2023

	American Century VP Mid Cap Value Fund - Class II	American Century VP Ultra Fund - Class I	American Century VP Ultra Fund - Class II	American Century VP Value Fund - Class II
Assets
Investments in shares of mutual funds, at fair value	$34,774,575	$3,313,771	$7,389,790	$31,349,579
Total assets	34,774,575	3,313,771	7,389,790	31,349,579
Total liabilities	—	—	—	—
Net assets	$34,774,575	$3,313,771	$7,389,790	$31,349,579

Net assets
Applicable to accumulation units	$34,774,575	$3,313,771	$7,389,790	$31,349,579
Total net assets	$34,774,575	$3,313,771	$7,389,790	$31,349,579

Investments in shares of mutual funds, at cost	$38,065,719	$2,821,037	$6,421,194	$29,119,369

Shares of mutual funds owned	1,786,059	129,192	299,667	2,567,533

Accumulation units outstanding	725,872	50,045	102,859	636,453

Statements of Operations
Year ended December 31, 2023

	American Century VP Mid Cap Value Fund - Class II	American Century VP Ultra Fund - Class I	American Century VP Ultra Fund - Class II	American Century VP Value Fund - Class II
Net investment income (loss)
Investment income:
Dividends	$772,657	$—	$—	$672,092

Expenses:
Mortality and expense risks	94	408	—	222
Net investment income (loss)	772,563	(408)	—	671,870

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	793,696	147,464	(286,750)	596,991
Capital gains distributions	4,061,839	227,086	458,697	2,335,690
Total realized gains (losses) on investments	4,855,535	374,550	171,947	2,932,681

Change in net unrealized appreciation (depreciation) of investments	(3,473,150)	725,306	2,081,004	(996,594)

Net gains (losses) on investments	2,154,948	1,099,448	2,252,951	2,607,957

Net increase (decrease) in net assets resulting from operations	$2,154,948	$1,099,448	$2,252,951	$2,607,957
See accompanying notes.

Principal Life Insurance Co
Variable Life Separate Account

Statements of Assets and Liabilities
December 31, 2023

	American Funds Insurance Series - Capital World Bond Fund - Class 2 Shares	American Funds Insurance Series - Global Balanced Fund - Class 2 Shares	American Funds Insurance Series - Global Small Capitalization Fund - Class 2 Shares	American Funds Insurance Series - Growth Fund - Class 2 Shares
Assets
Investments in shares of mutual funds, at fair value	$2,106,665	$2,432,724	$192,231	$37,795,222
Total assets	2,106,665	2,432,724	192,231	37,795,222
Total liabilities	—	—	—	—
Net assets	$2,106,665	$2,432,724	$192,231	$37,795,222

Net assets
Applicable to accumulation units	$2,106,665	$2,432,724	$192,231	$37,795,222
Total net assets	$2,106,665	$2,432,724	$192,231	$37,795,222

Investments in shares of mutual funds, at cost	$2,278,781	$2,558,300	$187,845	$35,526,204

Shares of mutual funds owned	210,036	197,622	10,985	384,880

Accumulation units outstanding	206,835	182,952	16,442	979,422

Statements of Operations
Year ended December 31, 2023

	American Funds Insurance Series - Capital World Bond Fund - Class 2 Shares	American Funds Insurance Series - Global Balanced Fund - Class 2 Shares	American Funds Insurance Series - Global Small Capitalization Fund - Class 2 Shares	American Funds Insurance Series - Growth Fund - Class 2 Shares
Net investment income (loss)
Investment income:
Dividends	$—	$35,323	$532	$111,982

Expenses:
Mortality and expense risks	—	—	—	13
Net investment income (loss)	—	35,323	532	111,969

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	(211,818)	(19,125)	(72,422)	(1,288,713)
Capital gains distributions	—	238,413	2,439	1,562,158
Total realized gains (losses) on investments	(211,818)	219,288	(69,983)	273,445

Change in net unrealized appreciation (depreciation) of investments	340,280	18,062	99,652	9,217,120

Net gains (losses) on investments	128,462	272,673	30,201	9,602,534

Net increase (decrease) in net assets resulting from operations	$128,462	$272,673	$30,201	$9,602,534
See accompanying notes.

Principal Life Insurance Co
Variable Life Separate Account

Statements of Assets and Liabilities
December 31, 2023

	American Funds Insurance Series - International Fund - Class 2 Shares	American Funds Insurance Series - New World Fund - Class 2 Shares	American Funds Insurance Series - Washington Mutual Investors Fund - Class 2 Shares	BNY Mellon IP MidCap Stock Portfolio - Service Shares
Assets
Investments in shares of mutual funds, at fair value	$17,440,445	$28,280,345	$23,571,014	$183,358
Total assets	17,440,445	28,280,345	23,571,014	183,358
Total liabilities	—	—	—	—
Net assets	$17,440,445	$28,280,345	$23,571,014	$183,358

Net assets
Applicable to accumulation units	$17,440,445	$28,280,345	$23,571,014	$183,358
Total net assets	$17,440,445	$28,280,345	$23,571,014	$183,358

Investments in shares of mutual funds, at cost	$18,831,209	$30,180,616	$23,382,752	$177,750

Shares of mutual funds owned	1,001,749	1,123,573	1,658,763	9,879

Accumulation units outstanding	1,264,929	1,796,846	1,098,134	9,268
Statements of Operations
Year ended December 31, 2023

	American Funds Insurance Series - International Fund - Class 2 Shares	American Funds Insurance Series - New World Fund - Class 2 Shares	American Funds Insurance Series - Washington Mutual Investors Fund - Class 2 Shares	BNY Mellon IP MidCap Stock Portfolio - Service Shares
Net investment income (loss)
Investment income:
Dividends	$219,198	$395,595	$414,094	$850

Expenses:
Mortality and expense risks	8	5	599	—
Net investment income (loss)	219,190	395,590	413,495	850

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	(867,214)	106,792	(96,340)	14,013
Capital gains distributions	—	—	209,957	4,996
Total realized gains (losses) on investments	(867,214)	106,792	113,617	19,009

Change in net unrealized appreciation (depreciation) of investments	3,078,902	3,515,341	3,063,172	30,973

Net gains (losses) on investments	2,430,878	4,017,723	3,590,284	50,832

Net increase (decrease) in net assets resulting from operations	$2,430,878	$4,017,723	$3,590,284	$50,832
See accompanying notes.

Principal Life Insurance Co
Variable Life Separate Account

Statements of Assets and Liabilities
December 31, 2023

	BNY Mellon IP Technology Growth Portfolio - Service Shares	BNY Mellon Sustainable U.S. Equity Portfolio, Inc. - Service Shares	BNY Mellon VIF Appreciation Portfolio - Service Shares	BNY Mellon VIF Opportunistic Small Cap Portfolio - Service Shares
Assets
Investments in shares of mutual funds, at fair value	$6,444,650	$866,288	$3,907,997	$5,003,540
Total assets	6,444,650	866,288	3,907,997	5,003,540
Total liabilities	—	—	—	—
Net assets	$6,444,650	$866,288	$3,907,997	$5,003,540

Net assets
Applicable to accumulation units	$6,444,650	$866,288	$3,907,997	$5,003,540
Total net assets	$6,444,650	$866,288	$3,907,997	$5,003,540

Investments in shares of mutual funds, at cost	$6,240,058	$874,045	$4,091,815	$5,462,972

Shares of mutual funds owned	256,045	19,657	114,002	127,968

Accumulation units outstanding	132,607	18,178	72,518	167,440

Statements of Operations
Year ended December 31, 2023

	BNY Mellon IP Technology Growth Portfolio - Service Shares	BNY Mellon Sustainable U.S. Equity Portfolio, Inc. - Service Shares	BNY Mellon VIF Appreciation Portfolio - Service Shares	BNY Mellon VIF Opportunistic Small Cap Portfolio - Service Shares
Net investment income (loss)
Investment income:
Dividends	$—	$4,384	$15,409	$4,199

Expenses:
Mortality and expense risks	—	—	—	—
Net investment income (loss)	—	4,384	15,409	4,199

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	(771,901)	19,416	(245,275)	(58,071)
Capital gains distributions	—	98,160	248,102	114,505
Total realized gains (losses) on investments	(771,901)	117,576	2,827	56,434

Change in net unrealized appreciation (depreciation) of investments	3,266,579	50,368	564,138	347,380

Net gains (losses) on investments	2,494,678	172,328	582,374	408,013

Net increase (decrease) in net assets resulting from operations	$2,494,678	$172,328	$582,374	$408,013
See accompanying notes.

Principal Life Insurance Co
Variable Life Separate Account

Statements of Assets and Liabilities
December 31, 2023

	Bond Market Index Account - Class 1	Calvert VP EAFE International Index Portfolio - Class F	Calvert VP Investment Grade Bond Index Portfolio - Class I	Calvert VP Russell 2000 Small Cap Index Portfolio - Class F
Assets
Investments in shares of mutual funds, at fair value	$30,638,680	$11,072,567	$4,150,417	$44,189,642
Total assets	30,638,680	11,072,567	4,150,417	44,189,642
Total liabilities	—	—	—	—
Net assets	$30,638,680	$11,072,567	$4,150,417	$44,189,642

Net assets
Applicable to accumulation units	$30,638,680	$11,072,567	$4,150,417	$44,189,642
Total net assets	$30,638,680	$11,072,567	$4,150,417	$44,189,642

Investments in shares of mutual funds, at cost	$32,510,560	$10,457,983	$4,348,680	$45,221,395

Shares of mutual funds owned	3,259,434	117,046	85,682	560,356

Accumulation units outstanding	2,635,555	711,015	360,094	1,298,716

Statements of Operations
Year ended December 31, 2023

	Bond Market Index Account - Class 1	Calvert VP EAFE International Index Portfolio - Class F	Calvert VP Investment Grade Bond Index Portfolio - Class I	Calvert VP Russell 2000 Small Cap Index Portfolio - Class F
Net investment income (loss)
Investment income:
Dividends	$723,672	$312,963	$115,643	$370,946

Expenses:
Mortality and expense risks	—	—	—	—
Net investment income (loss)	723,672	312,963	115,643	370,946

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	(1,357,397)	171,882	(172,994)	(696,158)
Capital gains distributions	—	—	—	23,633
Total realized gains (losses) on investments	(1,357,397)	171,882	(172,994)	(672,525)

Change in net unrealized appreciation (depreciation) of investments	2,107,667	1,348,930	279,976	6,340,346

Net gains (losses) on investments	1,473,942	1,833,775	222,625	6,038,767

Net increase (decrease) in net assets resulting from operations	$1,473,942	$1,833,775	$222,625	$6,038,767
See accompanying notes.

Principal Life Insurance Co
Variable Life Separate Account

Statements of Assets and Liabilities
December 31, 2023

	Calvert VP S&P 500 Index Portfolio	Calvert VP S&P MidCap 400 Index Portfolio - Class F	ClearBridge Variable Mid Cap Portfolio - Class I Shares	ClearBridge Variable Small Cap Growth Portfolio - Class I Shares
Assets
Investments in shares of mutual funds, at fair value	$3,708,266	$2,526,918	$690,130	$22,242,073
Total assets	3,708,266	2,526,918	690,130	22,242,073
Total liabilities	—	—	—	—
Net assets	$3,708,266	$2,526,918	$690,130	$22,242,073

Net assets
Applicable to accumulation units	$3,708,266	$2,526,918	$690,130	$22,242,073
Total net assets	$3,708,266	$2,526,918	$690,130	$22,242,073

Investments in shares of mutual funds, at cost	$3,432,774	$2,330,787	$697,000	$26,273,537

Shares of mutual funds owned	21,436	21,176	30,242	813,238

Accumulation units outstanding	125,480	66,800	40,187	853,375

Statements of Operations
Year ended December 31, 2023

	Calvert VP S&P 500 Index Portfolio	Calvert VP S&P MidCap 400 Index Portfolio - Class F	ClearBridge Variable Mid Cap Portfolio - Class I Shares	ClearBridge Variable Small Cap Growth Portfolio - Class I Shares
Net investment income (loss)
Investment income:
Dividends	$42,175	$30,300	$907	$—

Expenses:
Mortality and expense risks	100	—	—	—
Net investment income (loss)	42,075	30,300	907	—

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	167,267	48,719	(20,498)	(2,849,958)
Capital gains distributions	155,728	102,240	4,352	—
Total realized gains (losses) on investments	322,995	150,959	(16,146)	(2,849,958)

Change in net unrealized appreciation (depreciation) of investments	395,925	189,852	99,929	4,595,133

Net gains (losses) on investments	760,995	371,111	84,690	1,745,175

Net increase (decrease) in net assets resulting from operations	$760,995	$371,111	$84,690	$1,745,175
See accompanying notes.

Principal Life Insurance Co
Variable Life Separate Account

Statements of Assets and Liabilities
December 31, 2023

	Core Plus Bond Account - Class 1	Delaware VIP Small Cap Value Series - Service Class	Diversified Balanced Account - Class 1	Diversified International Account - Class 1
Assets
Investments in shares of mutual funds, at fair value	$105,465,785	$22,838,899	$16,423,689	$166,354,243
Total assets	105,465,785	22,838,899	16,423,689	166,354,243
Total liabilities	—	—	—	—
Net assets	$105,465,785	$22,838,899	$16,423,689	$166,354,243

Net assets
Applicable to accumulation units	$105,465,785	$22,838,899	$16,423,689	$166,354,243
Total net assets	$105,465,785	$22,838,899	$16,423,689	$166,354,243

Investments in shares of mutual funds, at cost	$120,023,956	$20,899,457	$17,871,073	$157,402,289

Shares of mutual funds owned	10,951,795	598,818	1,155,784	10,739,460

Accumulation units outstanding	3,771,710	639,715	1,111,630	4,312,402

Statements of Operations
Year ended December 31, 2023

	Core Plus Bond Account - Class 1	Delaware VIP Small Cap Value Series - Service Class	Diversified Balanced Account - Class 1	Diversified International Account - Class 1
Net investment income (loss)
Investment income:
Dividends	$3,011,197	$145,779	$316,408	$2,025,047

Expenses:
Mortality and expense risks	4,454	27	13,608	793
Net investment income (loss)	3,006,743	145,752	302,800	2,024,254

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	(3,024,569)	(192,082)	(123,371)	1,297,923
Capital gains distributions	—	977,098	978,194	—
Total realized gains (losses) on investments	(3,024,569)	785,016	854,823	1,297,923

Change in net unrealized appreciation (depreciation) of investments	5,281,100	964,963	924,859	22,161,451

Net gains (losses) on investments	5,263,274	1,895,731	2,082,482	25,483,628

Net increase (decrease) in net assets resulting from operations	$5,263,274	$1,895,731	$2,082,482	$25,483,628
See accompanying notes.

Principal Life Insurance Co
Variable Life Separate Account

Statements of Assets and Liabilities
December 31, 2023

	DWS Alternative Asset Allocation VIP - Class B	DWS Small Mid Cap Value VIP - Class B	Equity Income Account - Class 1	Fidelity VIP Asset Manager Portfolio - Service Class 2
Assets
Investments in shares of mutual funds, at fair value	$455,521	$2,088,972	$141,586,155	$1,351,895
Total assets	455,521	2,088,972	141,586,155	1,351,895
Total liabilities	—	—	—	—
Net assets	$455,521	$2,088,972	$141,586,155	$1,351,895

Net assets
Applicable to accumulation units	$455,521	$2,088,972	$141,586,155	$1,351,895
Total net assets	$455,521	$2,088,972	$141,586,155	$1,351,895

Investments in shares of mutual funds, at cost	$486,518	$1,858,483	$136,332,400	$1,365,994

Shares of mutual funds owned	35,811	150,720	5,146,716	89,293

Accumulation units outstanding	35,969	74,742	4,008,772	42,332

Statements of Operations
Year ended December 31, 2023

	DWS Alternative Asset Allocation VIP - Class B	DWS Small Mid Cap Value VIP - Class B	Equity Income Account - Class 1	Fidelity VIP Asset Manager Portfolio - Service Class 2
Net investment income (loss)
Investment income:
Dividends	$28,298	$13,837	$2,825,681	$28,068

Expenses:
Mortality and expense risks	—	77	29,433	—
Net investment income (loss)	28,298	13,760	2,796,248	28,068

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	(62)	(18,603)	892,549	5,663
Capital gains distributions	4,012	67,711	6,282,052	12,265
Total realized gains (losses) on investments	3,950	49,108	7,174,601	17,928

Change in net unrealized appreciation (depreciation) of investments	(10,058)	217,821	4,406,675	99,763

Net gains (losses) on investments	22,190	280,689	14,377,524	145,759

Net increase (decrease) in net assets resulting from operations	$22,190	$280,689	$14,377,524	$145,759
See accompanying notes.

Principal Life Insurance Co
Variable Life Separate Account

Statements of Assets and Liabilities
December 31, 2023

	Fidelity VIP Contrafund® Portfolio - Initial Class	Fidelity VIP Contrafund® Portfolio - Service Class 2	Fidelity VIP Equity-Income Portfolio - Initial Class	Fidelity VIP Equity-Income Portfolio - Service Class 2
Assets
Investments in shares of mutual funds, at fair value	$87,775,466	$104,386,798	$23,737,622	$26,672,630
Total assets	87,775,466	104,386,798	23,737,622	26,672,630
Total liabilities	—	—	—	—
Net assets	$87,775,466	$104,386,798	$23,737,622	$26,672,630

Net assets
Applicable to accumulation units	$87,775,466	$104,386,798	$23,737,622	$26,672,630
Total net assets	$87,775,466	$104,386,798	$23,737,622	$26,672,630

Investments in shares of mutual funds, at cost	$65,333,034	$87,089,587	$21,578,938	$25,458,880

Shares of mutual funds owned	1,804,965	2,229,058	955,236	1,115,543

Accumulation units outstanding	681,298	1,369,572	357,687	623,940

Statements of Operations
Year ended December 31, 2023

	Fidelity VIP Contrafund® Portfolio - Initial Class	Fidelity VIP Contrafund® Portfolio - Service Class 2	Fidelity VIP Equity-Income Portfolio - Initial Class	Fidelity VIP Equity-Income Portfolio - Service Class 2
Net investment income (loss)
Investment income:
Dividends	$389,652	$249,706	$445,233	$449,748

Expenses:
Mortality and expense risks	2,573	—	1,041	—
Net investment income (loss)	387,079	249,706	444,192	449,748

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	3,346,198	2,828,271	66,836	496,681
Capital gains distributions	2,824,705	3,515,361	668,315	771,763
Total realized gains (losses) on investments	6,170,903	6,343,632	735,151	1,268,444

Change in net unrealized appreciation (depreciation) of investments	16,316,838	20,397,431	1,166,196	786,062

Net gains (losses) on investments	22,874,820	26,990,769	2,345,539	2,504,254

Net increase (decrease) in net assets resulting from operations	$22,874,820	$26,990,769	$2,345,539	$2,504,254
See accompanying notes.

Principal Life Insurance Co
Variable Life Separate Account

Statements of Assets and Liabilities
December 31, 2023

	Fidelity VIP Extended Market Index Portfolio - Service Class 2	Fidelity VIP Government Money Market Portfolio - Service Class	Fidelity VIP Growth Portfolio - Service Class 2	Fidelity VIP High Income Portfolio - Initial Class
Assets
Investments in shares of mutual funds, at fair value	$532,419	$423,322,879	$23,965,777	$4,840,399
Total assets	532,419	423,322,879	23,965,777	4,840,399
Total liabilities	—	—	—	—
Net assets	$532,419	$423,322,879	$23,965,777	$4,840,399

Net assets
Applicable to accumulation units	$532,419	$423,322,879	$23,965,777	$4,840,399
Total net assets	$532,419	$423,322,879	$23,965,777	$4,840,399

Investments in shares of mutual funds, at cost	$492,606	$423,322,879	$21,798,758	$5,399,356

Shares of mutual funds owned	41,273	423,322,879	266,524	1,052,261

Accumulation units outstanding	36,046	38,147,810	329,566	164,112

Statements of Operations
Year ended December 31, 2023

	Fidelity VIP Extended Market Index Portfolio - Service Class 2	Fidelity VIP Government Money Market Portfolio - Service Class	Fidelity VIP Growth Portfolio - Service Class 2	Fidelity VIP High Income Portfolio - Initial Class
Net investment income (loss)
Investment income:
Dividends	$7,889	$18,528,072	$895	$264,270

Expenses:
Mortality and expense risks	24	12,163	317	90
Net investment income (loss)	7,865	18,515,909	578	264,180

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	(13,750)	—	1,027,375	(153,390)
Capital gains distributions	—	—	1,052,292	—
Total realized gains (losses) on investments	(13,750)	—	2,079,667	(153,390)

Change in net unrealized appreciation (depreciation) of investments	73,990	—	4,612,677	354,596

Net gains (losses) on investments	68,105	18,515,909	6,692,922	465,386

Net increase (decrease) in net assets resulting from operations	$68,105	$18,515,909	$6,692,922	$465,386
See accompanying notes.

Principal Life Insurance Co
Variable Life Separate Account

Statements of Assets and Liabilities
December 31, 2023

	Fidelity VIP High Income Portfolio - Service Class 2	Fidelity VIP International Index Portfolio - Service Class 2	Fidelity VIP Mid Cap Portfolio - Service Class 2	Fidelity VIP Strategic Income Portfolio - Service Class 2
Assets
Investments in shares of mutual funds, at fair value	$13,758,976	$5,441,958	$32,475,229	$6,118,784
Total assets	13,758,976	5,441,958	32,475,229	6,118,784
Total liabilities	—	—	—	—
Net assets	$13,758,976	$5,441,958	$32,475,229	$6,118,784

Net assets
Applicable to accumulation units	$13,758,976	$5,441,958	$32,475,229	$6,118,784
Total net assets	$13,758,976	$5,441,958	$32,475,229	$6,118,784

Investments in shares of mutual funds, at cost	$15,095,294	$5,198,856	$32,094,191	$6,453,307

Shares of mutual funds owned	3,141,319	515,337	936,155	591,187

Accumulation units outstanding	398,218	428,792	522,065	511,492

Statements of Operations
Year ended December 31, 2023

	Fidelity VIP High Income Portfolio - Service Class 2	Fidelity VIP International Index Portfolio - Service Class 2	Fidelity VIP Mid Cap Portfolio - Service Class 2	Fidelity VIP Strategic Income Portfolio - Service Class 2
Net investment income (loss)
Investment income:
Dividends	$759,080	$129,367	$118,923	$254,904

Expenses:
Mortality and expense risks	—	7	—	—
Net investment income (loss)	759,080	129,360	118,923	254,904

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	(678,717)	(101,288)	399,276	(307,566)
Capital gains distributions	—	—	890,017	—
Total realized gains (losses) on investments	(678,717)	(101,288)	1,289,293	(307,566)

Change in net unrealized appreciation (depreciation) of investments	1,243,851	584,771	2,901,558	581,803

Net gains (losses) on investments	1,324,214	612,843	4,309,774	529,141

Net increase (decrease) in net assets resulting from operations	$1,324,214	$612,843	$4,309,774	$529,141
See accompanying notes.

Principal Life Insurance Co
Variable Life Separate Account

Statements of Assets and Liabilities
December 31, 2023

	Fidelity VIP Total Market Index Portfolio - Service Class 2	Franklin Templeton VIP Trust - Franklin Income VIP Fund - Class 2	Franklin Templeton VIP Trust - Franklin Mutual Global Discovery VIP Fund - Class 2	Franklin Templeton VIP Trust - Franklin Mutual Shares VIP Fund - Class 2
Assets
Investments in shares of mutual funds, at fair value	$23,156,140	$16,988,304	$10,493,787	$11,801,364
Total assets	23,156,140	16,988,304	10,493,787	11,801,364
Total liabilities	—	—	—	—
Net assets	$23,156,140	$16,988,304	$10,493,787	$11,801,364

Net assets
Applicable to accumulation units	$23,156,140	$16,988,304	$10,493,787	$11,801,364
Total net assets	$23,156,140	$16,988,304	$10,493,787	$11,801,364

Investments in shares of mutual funds, at cost	$20,299,390	$17,734,391	$9,702,495	$12,820,729

Shares of mutual funds owned	1,347,070	1,196,359	570,935	769,821

Accumulation units outstanding	1,345,425	416,563	206,869	336,454

Statements of Operations
Year ended December 31, 2023

	Fidelity VIP Total Market Index Portfolio - Service Class 2	Franklin Templeton VIP Trust - Franklin Income VIP Fund - Class 2	Franklin Templeton VIP Trust - Franklin Mutual Global Discovery VIP Fund - Class 2	Franklin Templeton VIP Trust - Franklin Mutual Shares VIP Fund - Class 2
Net investment income (loss)
Investment income:
Dividends	$184,309	$803,025	$244,532	$205,762

Expenses:
Mortality and expense risks	31	—	—	—
Net investment income (loss)	184,278	803,025	244,532	205,762

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	(169,726)	(135,997)	21,009	(470,639)
Capital gains distributions	—	973,524	532,163	947,063
Total realized gains (losses) on investments	(169,726)	837,527	553,172	476,424

Change in net unrealized appreciation (depreciation) of investments	4,364,164	(350,984)	1,058,848	762,890

Net gains (losses) on investments	4,378,716	1,289,568	1,856,552	1,445,076

Net increase (decrease) in net assets resulting from operations	$4,378,716	$1,289,568	$1,856,552	$1,445,076
See accompanying notes.

Principal Life Insurance Co
Variable Life Separate Account

Statements of Assets and Liabilities
December 31, 2023

	Franklin Templeton VIP Trust - Franklin Rising Dividends VIP Fund - Class 2	Franklin Templeton VIP Trust - Franklin Small Cap Value VIP Fund - Class 2	Franklin Templeton VIP Trust - Franklin Strategic Income VIP Fund - Class 2	Franklin Templeton VIP Trust - Franklin U.S. Government Securities VIP Fund - Class 2
Assets
Investments in shares of mutual funds, at fair value	$25,556,796	$18,243,570	$13,943,262	$54,652
Total assets	25,556,796	18,243,570	13,943,262	54,652
Total liabilities	—	—	—	—
Net assets	$25,556,796	$18,243,570	$13,943,262	$54,652

Net assets
Applicable to accumulation units	$25,556,796	$18,243,570	$13,943,262	$54,652
Total net assets	$25,556,796	$18,243,570	$13,943,262	$54,652

Investments in shares of mutual funds, at cost	$25,483,608	$18,815,736	$14,908,886	$52,848

Shares of mutual funds owned	949,008	1,374,798	1,547,532	5,275

Accumulation units outstanding	434,113	329,367	790,357	4,640

Statements of Operations
Year ended December 31, 2023

	Franklin Templeton VIP Trust - Franklin Rising Dividends VIP Fund - Class 2	Franklin Templeton VIP Trust - Franklin Small Cap Value VIP Fund - Class 2	Franklin Templeton VIP Trust - Franklin Strategic Income VIP Fund - Class 2	Franklin Templeton VIP Trust - Franklin U.S. Government Securities VIP Fund - Class 2
Net investment income (loss)
Investment income:
Dividends	$225,874	$94,500	$652,675	$6,285

Expenses:
Mortality and expense risks	—	14	—	—
Net investment income (loss)	225,874	94,486	652,675	6,285

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	157,818	(1,219,785)	(566,396)	(42,054)
Capital gains distributions	2,592,302	1,024,477	—	—
Total realized gains (losses) on investments	2,750,120	(195,308)	(566,396)	(42,054)

Change in net unrealized appreciation (depreciation) of investments	(149,983)	2,175,185	988,898	45,514

Net gains (losses) on investments	2,826,011	2,074,363	1,075,177	9,745

Net increase (decrease) in net assets resulting from operations	$2,826,011	$2,074,363	$1,075,177	$9,745
See accompanying notes.

Principal Life Insurance Co
Variable Life Separate Account

Statements of Assets and Liabilities
December 31, 2023

	Franklin Templeton VIP Trust - Templeton Developing Markets VIP Fund - Class 2	Franklin Templeton VIP Trust - Templeton Foreign VIP Fund - Class 2	Franklin Templeton VIP Trust - Templeton Global Bond VIP Fund - Class 2	Global Emerging Markets Account - Class 1
Assets
Investments in shares of mutual funds, at fair value	$8,803,536	$13,033,136	$9,743,856	$35,748,899
Total assets	8,803,536	13,033,136	9,743,856	35,748,899
Total liabilities	—	—	—	—
Net assets	$8,803,536	$13,033,136	$9,743,856	$35,748,899

Net assets
Applicable to accumulation units	$8,803,536	$13,033,136	$9,743,856	$35,748,899
Total net assets	$8,803,536	$13,033,136	$9,743,856	$35,748,899

Investments in shares of mutual funds, at cost	$9,885,771	$12,161,012	$10,285,118	$39,331,529

Shares of mutual funds owned	1,069,688	915,248	758,867	2,433,553

Accumulation units outstanding	437,683	920,608	662,730	804,339

Statements of Operations
Year ended December 31, 2023

	Franklin Templeton VIP Trust - Templeton Developing Markets VIP Fund - Class 2	Franklin Templeton VIP Trust - Templeton Foreign VIP Fund - Class 2	Franklin Templeton VIP Trust - Templeton Global Bond VIP Fund - Class 2	Global Emerging Markets Account - Class 1
Net investment income (loss)
Investment income:
Dividends	$175,544	$394,857	$—	$864,104

Expenses:
Mortality and expense risks	—	—	—	296
Net investment income (loss)	175,544	394,857	—	863,808

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	(390,696)	26,650	(724,690)	(749,939)
Capital gains distributions	6,368	—	—	—
Total realized gains (losses) on investments	(384,328)	26,650	(724,690)	(749,939)

Change in net unrealized appreciation (depreciation) of investments	1,189,810	1,849,792	962,308	4,074,716

Net gains (losses) on investments	981,026	2,271,299	237,618	4,188,585

Net increase (decrease) in net assets resulting from operations	$981,026	$2,271,299	$237,618	$4,188,585
See accompanying notes.

Principal Life Insurance Co
Variable Life Separate Account

Statements of Assets and Liabilities
December 31, 2023

	Goldman Sachs VIT Small Cap Equity Insights Fund - Institutional Shares	Government & High Quality Bond Account - Class 1	Invesco V.I. American Franchise Fund - Series I Shares	Invesco V.I. American Franchise Fund - Series II Shares
Assets
Investments in shares of mutual funds, at fair value	$1,081,802	$48,227,014	$4,555,261	$4,041,807
Total assets	1,081,802	48,227,014	4,555,261	4,041,807
Total liabilities	—	—	—	—
Net assets	$1,081,802	$48,227,014	$4,555,261	$4,041,807

Net assets
Applicable to accumulation units	$1,081,802	$48,227,014	$4,555,261	$4,041,807
Total net assets	$1,081,802	$48,227,014	$4,555,261	$4,041,807

Investments in shares of mutual funds, at cost	$997,522	$53,371,947	$4,689,794	$4,517,282

Shares of mutual funds owned	88,095	5,727,673	77,260	75,960

Accumulation units outstanding	32,438	3,506,943	110,164	100,685

Statements of Operations
Year ended December 31, 2023

	Goldman Sachs VIT Small Cap Equity Insights Fund - Institutional Shares	Government & High Quality Bond Account - Class 1	Invesco V.I. American Franchise Fund - Series I Shares	Invesco V.I. American Franchise Fund - Series II Shares
Net investment income (loss)
Investment income:
Dividends	$10,132	$1,118,378	$—	$—

Expenses:
Mortality and expense risks	—	935	—	—
Net investment income (loss)	10,132	1,117,443	—	—

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	(181,622)	(1,584,610)	15,497	(172,592)
Capital gains distributions	—	—	89,914	87,851
Total realized gains (losses) on investments	(181,622)	(1,584,610)	105,411	(84,741)

Change in net unrealized appreciation (depreciation) of investments	439,081	2,571,194	1,205,595	1,307,417

Net gains (losses) on investments	267,591	2,104,027	1,311,006	1,222,676

Net increase (decrease) in net assets resulting from operations	$267,591	$2,104,027	$1,311,006	$1,222,676
See accompanying notes.

Principal Life Insurance Co
Variable Life Separate Account

Statements of Assets and Liabilities
December 31, 2023

	Invesco V.I. American Value Fund - Series I Shares	Invesco V.I. Core Equity Fund - Series I Shares	Invesco V.I. Core Equity Fund - Series II Shares	Invesco V.I. Discovery Mid Cap Growth Fund - Series I Shares
Assets
Investments in shares of mutual funds, at fair value	$493,763	$6,769,906	$9,186,900	$2,731,651
Total assets	493,763	6,769,906	9,186,900	2,731,651
Total liabilities	—	—	—	—
Net assets	$493,763	$6,769,906	$9,186,900	$2,731,651

Net assets
Applicable to accumulation units	$493,763	$6,769,906	$9,186,900	$2,731,651
Total net assets	$493,763	$6,769,906	$9,186,900	$2,731,651

Investments in shares of mutual funds, at cost	$541,163	$7,088,321	$9,522,897	$2,965,619

Shares of mutual funds owned	35,319	231,134	315,484	43,491

Accumulation units outstanding	28,069	173,586	168,160	195,847

Statements of Operations
Year ended December 31, 2023

	Invesco V.I. American Value Fund - Series I Shares	Invesco V.I. Core Equity Fund - Series I Shares	Invesco V.I. Core Equity Fund - Series II Shares	Invesco V.I. Discovery Mid Cap Growth Fund - Series I Shares
Net investment income (loss)
Investment income:
Dividends	$2,894	$46,862	$41,462	$—

Expenses:
Mortality and expense risks	7	188	—	103
Net investment income (loss)	2,887	46,674	41,462	(103)

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	(35,513)	(189,463)	(305,324)	(958,673)
Capital gains distributions	95,009	151,226	205,947	—
Total realized gains (losses) on investments	59,496	(38,237)	(99,377)	(958,673)

Change in net unrealized appreciation (depreciation) of investments	(771)	1,340,008	1,929,966	1,345,133

Net gains (losses) on investments	61,612	1,348,445	1,872,051	386,357

Net increase (decrease) in net assets resulting from operations	$61,612	$1,348,445	$1,872,051	$386,357
See accompanying notes.

Principal Life Insurance Co
Variable Life Separate Account

Statements of Assets and Liabilities
December 31, 2023

	Invesco V.I. EQV International Equity Fund - Series I Shares	Invesco V.I. Global Real Estate Fund - Series I Shares	Invesco V.I. Health Care Fund - Series I Shares	Invesco V.I. Main Street Mid Cap Fund - Series II Shares
Assets
Investments in shares of mutual funds, at fair value	$14,999,670	$1,706,425	$16,397,962	$626,976
Total assets	14,999,670	1,706,425	16,397,962	626,976
Total liabilities	—	—	—	—
Net assets	$14,999,670	$1,706,425	$16,397,962	$626,976

Net assets
Applicable to accumulation units	$14,999,670	$1,706,425	$16,397,962	$626,976
Total net assets	$14,999,670	$1,706,425	$16,397,962	$626,976

Investments in shares of mutual funds, at cost	$15,235,901	$1,784,665	$17,570,011	$659,202

Shares of mutual funds owned	440,002	122,062	632,882	66,770

Accumulation units outstanding	371,189	138,760	378,166	19,477

Statements of Operations
Year ended December 31, 2023

	Invesco V.I. EQV International Equity Fund - Series I Shares	Invesco V.I. Global Real Estate Fund - Series I Shares	Invesco V.I. Health Care Fund - Series I Shares	Invesco V.I. Main Street Mid Cap Fund - Series II Shares
Net investment income (loss)
Investment income:
Dividends	$27,771	$21,668	$—	$230

Expenses:
Mortality and expense risks	—	—	100	—
Net investment income (loss)	27,771	21,668	(100)	230

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	(618,779)	(48,573)	(1,364,803)	(44,568)
Capital gains distributions	10,398	—	—	—
Total realized gains (losses) on investments	(608,381)	(48,573)	(1,364,803)	(44,568)

Change in net unrealized appreciation (depreciation) of investments	2,870,939	150,849	1,812,063	122,806

Net gains (losses) on investments	2,290,329	123,944	447,160	78,468

Net increase (decrease) in net assets resulting from operations	$2,290,329	$123,944	$447,160	$78,468
See accompanying notes.

Principal Life Insurance Co
Variable Life Separate Account

Statements of Assets and Liabilities
December 31, 2023

	Invesco V.I. Main Street Small Cap Fund - Series II Shares	Invesco V.I. Small Cap Equity Fund - Series I Shares	Invesco V.I. Technology Fund - Series I Shares	Janus Henderson Global Sustainable Equity Portfolio - Service Shares
Assets
Investments in shares of mutual funds, at fair value	$12,151,979	$11,406,529	$9,311,522	$122,474
Total assets	12,151,979	11,406,529	9,311,522	122,474
Total liabilities	—	—	—	—
Net assets	$12,151,979	$11,406,529	$9,311,522	$122,474

Net assets
Applicable to accumulation units	$12,151,979	$11,406,529	$9,311,522	$122,474
Total net assets	$12,151,979	$11,406,529	$9,311,522	$122,474

Investments in shares of mutual funds, at cost	$11,590,622	$12,115,645	$8,923,033	$113,396

Shares of mutual funds owned	462,053	663,170	503,325	11,731

Accumulation units outstanding	278,307	360,410	299,324	10,628

Statements of Operations
Year ended December 31, 2023

	Invesco V.I. Main Street Small Cap Fund - Series II Shares	Invesco V.I. Small Cap Equity Fund - Series I Shares	Invesco V.I. Technology Fund - Series I Shares	Janus Henderson Global Sustainable Equity Portfolio - Service Shares
Net investment income (loss)
Investment income:
Dividends	$102,892	$—	$—	$550

Expenses:
Mortality and expense risks	—	20	228	—
Net investment income (loss)	102,892	(20)	(228)	550

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	(469,366)	(354,123)	(3,587,701)	(1)
Capital gains distributions	—	200,658	—	—
Total realized gains (losses) on investments	(469,366)	(153,465)	(3,587,701)	(1)

Change in net unrealized appreciation (depreciation) of investments	2,254,551	1,818,408	6,740,320	8,829

Net gains (losses) on investments	1,888,077	1,664,923	3,152,391	9,378

Net increase (decrease) in net assets resulting from operations	$1,888,077	$1,664,923	$3,152,391	$9,378
See accompanying notes.

Principal Life Insurance Co
Variable Life Separate Account

Statements of Assets and Liabilities
December 31, 2023

	Janus Henderson Series Balanced Portfolio - Service Shares	Janus Henderson Series Enterprise Portfolio - Service Shares	Janus Henderson Series Flexible Bond Portfolio - Service Shares	Janus Henderson Series Forty Portfolio - Service Shares
Assets
Investments in shares of mutual funds, at fair value	$44,358,844	$65,866,894	$34,400,218	$20,565,283
Total assets	44,358,844	65,866,894	34,400,218	20,565,283
Total liabilities	—	—	—	—
Net assets	$44,358,844	$65,866,894	$34,400,218	$20,565,283

Net assets
Applicable to accumulation units	$44,358,844	$65,866,894	$34,400,218	$20,565,283
Total net assets	$44,358,844	$65,866,894	$34,400,218	$20,565,283

Investments in shares of mutual funds, at cost	$40,911,691	$68,745,669	$38,608,077	$20,001,378

Shares of mutual funds owned	923,181	963,389	3,082,457	484,003

Accumulation units outstanding	897,830	1,021,654	1,457,817	424,321

Statements of Operations
Year ended December 31, 2023

	Janus Henderson Series Balanced Portfolio - Service Shares	Janus Henderson Series Enterprise Portfolio - Service Shares	Janus Henderson Series Flexible Bond Portfolio - Service Shares	Janus Henderson Series Forty Portfolio - Service Shares
Net investment income (loss)
Investment income:
Dividends	$738,534	$57,406	$1,218,626	$23,000

Expenses:
Mortality and expense risks	—	283	—	—
Net investment income (loss)	738,534	57,123	1,218,626	23,000

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	689,182	(1,530,367)	(1,101,521)	(251,237)
Capital gains distributions	—	4,707,122	—	—
Total realized gains (losses) on investments	689,182	3,176,755	(1,101,521)	(251,237)

Change in net unrealized appreciation (depreciation) of investments	4,338,349	7,007,611	1,623,800	5,966,956

Net gains (losses) on investments	5,766,065	10,241,489	1,740,905	5,738,719

Net increase (decrease) in net assets resulting from operations	$5,766,065	$10,241,489	$1,740,905	$5,738,719
See accompanying notes.

Principal Life Insurance Co
Variable Life Separate Account

Statements of Assets and Liabilities
December 31, 2023

	Janus Henderson Series Global Research Portfolio - Service Shares	Janus Henderson Series Global Technology and Innovation Portfolio - Service Shares	Janus Henderson Series Overseas Portfolio - Service Shares	LargeCap Growth Account I - Class 1
Assets
Investments in shares of mutual funds, at fair value	$5,600,527	$5,347,403	$2,961,554	$376,329,504
Total assets	5,600,527	5,347,403	2,961,554	376,329,504
Total liabilities	—	—	—	—
Net assets	$5,600,527	$5,347,403	$2,961,554	$376,329,504

Net assets
Applicable to accumulation units	$5,600,527	$5,347,403	$2,961,554	$376,329,504
Total net assets	$5,600,527	$5,347,403	$2,961,554	$376,329,504

Investments in shares of mutual funds, at cost	$5,387,778	$4,652,609	$2,868,000	$358,626,659

Shares of mutual funds owned	94,892	332,964	73,891	9,310,478

Accumulation units outstanding	152,686	265,386	73,854	3,451,812
Statements of Operations
Year ended December 31, 2023

	Janus Henderson Series Global Research Portfolio - Service Shares	Janus Henderson Series Global Technology and Innovation Portfolio - Service Shares	Janus Henderson Series Overseas Portfolio - Service Shares	LargeCap Growth Account I - Class 1
Net investment income (loss)
Investment income:
Dividends	$38,273	$—	$43,393	$—

Expenses:
Mortality and expense risks	—	383	—	1,934
Net investment income (loss)	38,273	(383)	43,393	(1,934)

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	72,501	(423,423)	312,779	1,792,508
Capital gains distributions	139,583	—	—	16,539,411
Total realized gains (losses) on investments	212,084	(423,423)	312,779	18,331,919

Change in net unrealized appreciation (depreciation) of investments	869,035	2,250,647	(39,505)	92,572,114

Net gains (losses) on investments	1,119,392	1,826,841	316,667	110,902,099

Net increase (decrease) in net assets resulting from operations	$1,119,392	$1,826,841	$316,667	$110,902,099
See accompanying notes.

Principal Life Insurance Co
Variable Life Separate Account

Statements of Assets and Liabilities
December 31, 2023

	LargeCap S&P 500 Index Account - Class 1	Lord Abbett Series Fund Developing Growth Portfolio - Class VC	LVIP JPMorgan Core Bond Fund - Class 1 Shares	LVIP JPMorgan Small Cap Core Fund - Class 1 Shares
Assets
Investments in shares of mutual funds, at fair value	$441,381,334	$1,754,815	$5,140,626	$2,464,629
Total assets	441,381,334	1,754,815	5,140,626	2,464,629
Total liabilities	—	—	—	—
Net assets	$441,381,334	$1,754,815	$5,140,626	$2,464,629

Net assets
Applicable to accumulation units	$441,381,334	$1,754,815	$5,140,626	$2,464,629
Total net assets	$441,381,334	$1,754,815	$5,140,626	$2,464,629

Investments in shares of mutual funds, at cost	$408,709,275	$2,264,744	$5,110,514	$2,197,895

Shares of mutual funds owned	20,312,072	73,239	520,570	124,169

Accumulation units outstanding	8,423,063	75,667	331,914	45,072

Statements of Operations
Year ended December 31, 2023

	LargeCap S&P 500 Index Account - Class 1	Lord Abbett Series Fund Developing Growth Portfolio - Class VC	LVIP JPMorgan Core Bond Fund - Class 1 Shares	LVIP JPMorgan Small Cap Core Fund - Class 1 Shares
Net investment income (loss)
Investment income:
Dividends	$5,677,584	$—	$81,073	$19,155

Expenses:
Mortality and expense risks	1,224	27	—	—
Net investment income (loss)	5,676,360	(27)	81,073	19,155

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	3,708,815	(691,722)	(8,855)	6,990
Capital gains distributions	16,675,501	—	—	—
Total realized gains (losses) on investments	20,384,316	(691,722)	(8,855)	6,990

Change in net unrealized appreciation (depreciation) of investments	63,968,921	855,343	30,112	266,734

Net gains (losses) on investments	90,029,597	163,594	102,330	292,879

Net increase (decrease) in net assets resulting from operations	$90,029,597	$163,594	$102,330	$292,879
See accompanying notes.

Principal Life Insurance Co
Variable Life Separate Account

Statements of Assets and Liabilities
December 31, 2023

	MFS® Blended Research® Small Cap Equity Portfolio Series - Service Class	MFS® Global Equity Series - Service Class	MFS® Growth Series - Service Class	MFS® Inflation-Adjusted Bond Portfolio - Service Class
Assets
Investments in shares of mutual funds, at fair value	$2,425,917	$9,133,001	$54,093,811	$1,348,677
Total assets	2,425,917	9,133,001	54,093,811	1,348,677
Total liabilities	—	—	—	—
Net assets	$2,425,917	$9,133,001	$54,093,811	$1,348,677

Net assets
Applicable to accumulation units	$2,425,917	$9,133,001	$54,093,811	$1,348,677
Total net assets	$2,425,917	$9,133,001	$54,093,811	$1,348,677

Investments in shares of mutual funds, at cost	$2,443,891	$9,460,139	$58,338,840	$1,701,826

Shares of mutual funds owned	255,629	429,788	971,512	164,273

Accumulation units outstanding	116,753	230,935	671,003	136,498

Statements of Operations
Year ended December 31, 2023

	MFS® Blended Research® Small Cap Equity Portfolio Series - Service Class	MFS® Global Equity Series - Service Class	MFS® Growth Series - Service Class	MFS® Inflation-Adjusted Bond Portfolio - Service Class
Net investment income (loss)
Investment income:
Dividends	$11,632	$44,883	$—	$36,994

Expenses:
Mortality and expense risks	—	—	—	—
Net investment income (loss)	11,632	44,883	—	36,994

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	(538,427)	(85,535)	(966,271)	(351,728)
Capital gains distributions	76,752	397,403	3,907,812	—
Total realized gains (losses) on investments	(461,675)	311,868	2,941,541	(351,728)

Change in net unrealized appreciation (depreciation) of investments	852,179	806,792	10,923,286	342,927

Net gains (losses) on investments	402,136	1,163,543	13,864,827	28,193

Net increase (decrease) in net assets resulting from operations	$402,136	$1,163,543	$13,864,827	$28,193
See accompanying notes.

Principal Life Insurance Co
Variable Life Separate Account

Statements of Assets and Liabilities
December 31, 2023

	MFS® International Intrinsic Value Portfolio - Service Class	MFS® Mid Cap Growth Series - Service Class	MFS® Mid Cap Value Portfolio - Service Class	MFS® New Discovery Series - Service Class
Assets
Investments in shares of mutual funds, at fair value	$31,461,303	$53,794	$5,755,582	$13,441,373
Total assets	31,461,303	53,794	5,755,582	13,441,373
Total liabilities	—	—	—	—
Net assets	$31,461,303	$53,794	$5,755,582	$13,441,373

Net assets
Applicable to accumulation units	$31,461,303	$53,794	$5,755,582	$13,441,373
Total net assets	$31,461,303	$53,794	$5,755,582	$13,441,373

Investments in shares of mutual funds, at cost	$33,022,103	$49,248	$5,547,493	$17,835,437

Shares of mutual funds owned	1,091,270	7,249	594,584	1,330,829

Accumulation units outstanding	1,505,071	1,127	296,882	246,430

Statements of Operations
Year ended December 31, 2023

	MFS® International Intrinsic Value Portfolio - Service Class	MFS® Mid Cap Growth Series - Service Class	MFS® Mid Cap Value Portfolio - Service Class	MFS® New Discovery Series - Service Class
Net investment income (loss)
Investment income:
Dividends	$148,236	$—	$90,064	$—

Expenses:
Mortality and expense risks	—	—	—	15
Net investment income (loss)	148,236	—	90,064	(15)

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	239,122	(19,501)	200,397	(3,475,410)
Capital gains distributions	2,373,154	753	200,278	—
Total realized gains (losses) on investments	2,612,276	(18,748)	400,675	(3,475,410)

Change in net unrealized appreciation (depreciation) of investments	2,093,429	28,282	182,962	5,236,940

Net gains (losses) on investments	4,853,941	9,534	673,701	1,761,515

Net increase (decrease) in net assets resulting from operations	$4,853,941	$9,534	$673,701	$1,761,515
See accompanying notes.

Principal Life Insurance Co
Variable Life Separate Account

Statements of Assets and Liabilities
December 31, 2023

	MFS® New Discovery Value Portfolio - Service Class	MFS® Research International Series - Service Class	MFS® Total Return Series - Service Class	MFS® Utilities Series - Service Class
Assets
Investments in shares of mutual funds, at fair value	$2,586,171	$3,249,832	$5,741,817	$5,015,063
Total assets	2,586,171	3,249,832	5,741,817	5,015,063
Total liabilities	—	—	—	—
Net assets	$2,586,171	$3,249,832	$5,741,817	$5,015,063

Net assets
Applicable to accumulation units	$2,586,171	$3,249,832	$5,741,817	$5,015,063
Total net assets	$2,586,171	$3,249,832	$5,741,817	$5,015,063

Investments in shares of mutual funds, at cost	$2,625,554	$3,276,790	$6,114,333	$5,392,346

Shares of mutual funds owned	329,029	195,420	253,167	159,006

Accumulation units outstanding	114,439	219,817	221,972	199,697

Statements of Operations
Year ended December 31, 2023

	MFS® New Discovery Value Portfolio - Service Class	MFS® Research International Series - Service Class	MFS® Total Return Series - Service Class	MFS® Utilities Series - Service Class
Net investment income (loss)
Investment income:
Dividends	$26,129	$22,312	$98,892	$176,609

Expenses:
Mortality and expense risks	6	—	—	—
Net investment income (loss)	26,123	22,312	98,892	176,609

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	(198,825)	(34,594)	(123,582)	61,916
Capital gains distributions	238,166	—	236,033	296,236
Total realized gains (losses) on investments	39,341	(34,594)	112,451	358,152

Change in net unrealized appreciation (depreciation) of investments	194,815	387,300	295,205	(678,562)

Net gains (losses) on investments	260,279	375,018	506,548	(143,801)

Net increase (decrease) in net assets resulting from operations	$260,279	$375,018	$506,548	$(143,801)
See accompanying notes.

Principal Life Insurance Co
Variable Life Separate Account

Statements of Assets and Liabilities
December 31, 2023

	MFS® Value Series - Service Class	MidCap Account - Class 1	Neuberger Berman AMT Mid Cap Growth Portfolio - Class S	Neuberger Berman AMT Sustainable Equity Portfolio - Class I
Assets
Investments in shares of mutual funds, at fair value	$39,372,215	$244,640,642	$1,028,480	$7,189,217
Total assets	39,372,215	244,640,642	1,028,480	7,189,217
Total liabilities	—	—	—	—
Net assets	$39,372,215	$244,640,642	$1,028,480	$7,189,217

Net assets
Applicable to accumulation units	$39,372,215	$244,640,642	$1,028,480	$7,189,217
Total net assets	$39,372,215	$244,640,642	$1,028,480	$7,189,217

Investments in shares of mutual funds, at cost	$40,186,029	$219,661,258	$1,090,096	$5,975,520

Shares of mutual funds owned	1,901,121	3,881,336	44,873	215,569

Accumulation units outstanding	760,359	1,327,063	50,381	429,830

Statements of Operations
Year ended December 31, 2023

	MFS® Value Series - Service Class	MidCap Account - Class 1	Neuberger Berman AMT Mid Cap Growth Portfolio - Class S	Neuberger Berman AMT Sustainable Equity Portfolio - Class I
Net investment income (loss)
Investment income:
Dividends	$533,655	$—	$—	$21,777

Expenses:
Mortality and expense risks	—	134,727	—	—
Net investment income (loss)	533,655	(134,727)	—	21,777

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	1,234,920	(558,342)	(536,431)	97,174
Capital gains distributions	2,674,973	5,589,022	—	102,761
Total realized gains (losses) on investments	3,909,893	5,030,680	(536,431)	199,935

Change in net unrealized appreciation (depreciation) of investments	(1,632,773)	46,987,848	729,627	1,319,757

Net gains (losses) on investments	2,810,775	51,883,801	193,196	1,541,469

Net increase (decrease) in net assets resulting from operations	$2,810,775	$51,883,801	$193,196	$1,541,469
See accompanying notes.

Principal Life Insurance Co
Variable Life Separate Account

Statements of Assets and Liabilities
December 31, 2023

	PIMCO VIT All Asset Portfolio - Administrative Class	PIMCO VIT Commodity Real Return® Strategy Portfolio - Administrative Class	PIMCO VIT Emerging Market Bond Portfolio - Administrative Class	PIMCO VIT High Yield Portfolio - Administrative Class
Assets
Investments in shares of mutual funds, at fair value	$2,696,603	$1,258,187	$2,062,177	$23,789,243
Total assets	2,696,603	1,258,187	2,062,177	23,789,243
Total liabilities	—	—	—	—
Net assets	$2,696,603	$1,258,187	$2,062,177	$23,789,243

Net assets
Applicable to accumulation units	$2,696,603	$1,258,187	$2,062,177	$23,789,243
Total net assets	$2,696,603	$1,258,187	$2,062,177	$23,789,243

Investments in shares of mutual funds, at cost	$3,009,110	$1,467,691	$2,127,444	$24,253,897

Shares of mutual funds owned	298,297	235,175	195,467	3,313,265

Accumulation units outstanding	163,390	151,849	150,011	1,075,517

Statements of Operations
Year ended December 31, 2023

	PIMCO VIT All Asset Portfolio - Administrative Class	PIMCO VIT Commodity Real Return® Strategy Portfolio - Administrative Class	PIMCO VIT Emerging Market Bond Portfolio - Administrative Class	PIMCO VIT High Yield Portfolio - Administrative Class
Net investment income (loss)
Investment income:
Dividends	$78,984	$421,158	$116,369	$1,248,166

Expenses:
Mortality and expense risks	—	—	—	—
Net investment income (loss)	78,984	421,158	116,369	1,248,166

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	(114,574)	(1,160,730)	(236,622)	(634,774)
Capital gains distributions	—	—	—	—
Total realized gains (losses) on investments	(114,574)	(1,160,730)	(236,622)	(634,774)

Change in net unrealized appreciation (depreciation) of investments	247,772	502,279	338,178	1,903,290

Net gains (losses) on investments	212,182	(237,293)	217,925	2,516,682

Net increase (decrease) in net assets resulting from operations	$212,182	$(237,293)	$217,925	$2,516,682
See accompanying notes.

Principal Life Insurance Co
Variable Life Separate Account

Statements of Assets and Liabilities
December 31, 2023

	PIMCO VIT Long-Term U.S. Government Portfolio - Administrative Class	PIMCO VIT Low Duration Portfolio - Administrative Class	PIMCO VIT Real Return Portfolio - Administrative Class	PIMCO VIT Short-Term Portfolio - Administrative Class
Assets
Investments in shares of mutual funds, at fair value	$1,015,995	$6,443,959	$15,101,010	$37,659,504
Total assets	1,015,995	6,443,959	15,101,010	37,659,504
Total liabilities	—	—	—	—
Net assets	$1,015,995	$6,443,959	$15,101,010	$37,659,504

Net assets
Applicable to accumulation units	$1,015,995	$6,443,959	$15,101,010	$37,659,504
Total net assets	$1,015,995	$6,443,959	$15,101,010	$37,659,504

Investments in shares of mutual funds, at cost	$1,086,272	$6,814,697	$16,821,366	$37,557,284

Shares of mutual funds owned	127,798	671,246	1,305,186	3,681,281

Accumulation units outstanding	92,480	598,556	1,025,269	2,947,868

Statements of Operations
Year ended December 31, 2023

	PIMCO VIT Long-Term U.S. Government Portfolio - Administrative Class	PIMCO VIT Low Duration Portfolio - Administrative Class	PIMCO VIT Real Return Portfolio - Administrative Class	PIMCO VIT Short-Term Portfolio - Administrative Class
Net investment income (loss)
Investment income:
Dividends	$19,284	$224,644	$471,949	$1,768,482

Expenses:
Mortality and expense risks	—	—	—	—
Net investment income (loss)	19,284	224,644	471,949	1,768,482

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	(121,092)	(76,930)	(883,687)	(435,976)
Capital gains distributions	—	—	—	—
Total realized gains (losses) on investments	(121,092)	(76,930)	(883,687)	(435,976)

Change in net unrealized appreciation (depreciation) of investments	148,867	162,243	942,411	935,915

Net gains (losses) on investments	47,059	309,957	530,673	2,268,421

Net increase (decrease) in net assets resulting from operations	$47,059	$309,957	$530,673	$2,268,421
See accompanying notes.

Principal Life Insurance Co
Variable Life Separate Account

Statements of Assets and Liabilities
December 31, 2023

	PIMCO VIT Total Return Portfolio - Administrative Class	Principal Capital Appreciation Account - Class 1	Principal LifeTime 2020 Account - Class 1	Principal LifeTime 2030 Account - Class 1
Assets
Investments in shares of mutual funds, at fair value	$38,143,782	$32,484,843	$86,753,595	$175,452,062
Total assets	38,143,782	32,484,843	86,753,595	175,452,062
Total liabilities	—	—	—	—
Net assets	$38,143,782	$32,484,843	$86,753,595	$175,452,062

Net assets
Applicable to accumulation units	$38,143,782	$32,484,843	$86,753,595	$175,452,062
Total net assets	$38,143,782	$32,484,843	$86,753,595	$175,452,062

Investments in shares of mutual funds, at cost	$43,671,983	$27,998,168	$94,903,521	$179,593,510

Shares of mutual funds owned	4,155,097	920,250	6,940,287	13,548,422

Accumulation units outstanding	2,687,004	1,230,702	2,840,513	5,224,012

Statements of Operations
Year ended December 31, 2023

	PIMCO VIT Total Return Portfolio - Administrative Class	Principal Capital Appreciation Account - Class 1	Principal LifeTime 2020 Account - Class 1	Principal LifeTime 2030 Account - Class 1
Net investment income (loss)
Investment income:
Dividends	$1,337,133	$242,969	$2,249,512	$2,929,574

Expenses:
Mortality and expense risks	—	551	893	211
Net investment income (loss)	1,337,133	242,418	2,248,619	2,929,363

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	(1,336,737)	698,475	(2,748,817)	(871,589)
Capital gains distributions	—	1,903,484	1,305,434	3,480,446
Total realized gains (losses) on investments	(1,336,737)	2,601,959	(1,443,383)	2,608,857

Change in net unrealized appreciation (depreciation) of investments	2,147,071	3,771,390	9,275,639	17,514,983

Net gains (losses) on investments	2,147,467	6,615,767	10,080,875	23,053,203

Net increase (decrease) in net assets resulting from operations	$2,147,467	$6,615,767	$10,080,875	$23,053,203
See accompanying notes.

Principal Life Insurance Co
Variable Life Separate Account

Statements of Assets and Liabilities
December 31, 2023

	Principal LifeTime 2040 Account - Class 1	Principal LifeTime 2050 Account - Class 1	Principal LifeTime 2060 Account - Class 1	Principal LifeTime Strategic Income Account - Class 1
Assets
Investments in shares of mutual funds, at fair value	$102,220,318	$47,060,176	$12,636,189	$34,372,053
Total assets	102,220,318	47,060,176	12,636,189	34,372,053
Total liabilities	—	—	—	—
Net assets	$102,220,318	$47,060,176	$12,636,189	$34,372,053

Net assets
Applicable to accumulation units	$102,220,318	$47,060,176	$12,636,189	$34,372,053
Total net assets	$102,220,318	$47,060,176	$12,636,189	$34,372,053

Investments in shares of mutual funds, at cost	$101,349,816	$45,863,451	$12,400,401	$33,515,662

Shares of mutual funds owned	6,157,850	2,921,178	806,394	3,116,233

Accumulation units outstanding	2,709,868	1,182,454	540,098	1,572,852

Statements of Operations
Year ended December 31, 2023

	Principal LifeTime 2040 Account - Class 1	Principal LifeTime 2050 Account - Class 1	Principal LifeTime 2060 Account - Class 1	Principal LifeTime Strategic Income Account - Class 1
Net investment income (loss)
Investment income:
Dividends	$1,271,983	$500,568	$112,406	$418,050

Expenses:
Mortality and expense risks	—	1,728	—	—
Net investment income (loss)	1,271,983	498,840	112,406	418,050

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	14,662	(1,987,584)	(400,037)	(1,744,894)
Capital gains distributions	2,401,567	1,315,788	301,933	148,552
Total realized gains (losses) on investments	2,416,229	(671,796)	(98,104)	(1,596,342)

Change in net unrealized appreciation (depreciation) of investments	11,936,592	8,248,891	1,995,950	3,838,630

Net gains (losses) on investments	15,624,804	8,075,935	2,010,252	2,660,338

Net increase (decrease) in net assets resulting from operations	$15,624,804	$8,075,935	$2,010,252	$2,660,338
See accompanying notes.

Principal Life Insurance Co
Variable Life Separate Account

Statements of Assets and Liabilities
December 31, 2023

	Putnam VT International Equity Fund - Class IB	Putnam VT International Value Fund - Class IB	Putnam VT Large Cap Growth Fund - Class IB	Putnam VT Large Cap Value Fund - Class IB
Assets
Investments in shares of mutual funds, at fair value	$1,223,380	$1,003,992	$46,879,019	$4,116,745
Total assets	1,223,380	1,003,992	46,879,019	4,116,745
Total liabilities	—	—	—	—
Net assets	$1,223,380	$1,003,992	$46,879,019	$4,116,745

Net assets
Applicable to accumulation units	$1,223,380	$1,003,992	$46,879,019	$4,116,745
Total net assets	$1,223,380	$1,003,992	$46,879,019	$4,116,745

Investments in shares of mutual funds, at cost	$1,238,538	$924,836	$35,969,182	$3,752,724

Shares of mutual funds owned	80,117	85,373	3,477,672	142,843

Accumulation units outstanding	45,744	67,707	1,489,907	202,128

Statements of Operations
Year ended December 31, 2023

	Putnam VT International Equity Fund - Class IB	Putnam VT International Value Fund - Class IB	Putnam VT Large Cap Growth Fund - Class IB	Putnam VT Large Cap Value Fund - Class IB
Net investment income (loss)
Investment income:
Dividends	$521	$12,520	$—	$94,589

Expenses:
Mortality and expense risks	—	—	538	—
Net investment income (loss)	521	12,520	(538)	94,589

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	(8,594)	67,145	791,295	(32,941)
Capital gains distributions	—	—	518,996	265,149
Total realized gains (losses) on investments	(8,594)	67,145	1,310,291	232,208

Change in net unrealized appreciation (depreciation) of investments	244,835	64,864	12,665,092	239,973

Net gains (losses) on investments	236,762	144,529	13,974,845	566,770

Net increase (decrease) in net assets resulting from operations	$236,762	$144,529	$13,974,845	$566,770
See accompanying notes.

Principal Life Insurance Co
Variable Life Separate Account

Statements of Assets and Liabilities
December 31, 2023

	Real Estate Securities Account - Class 1	Rydex VI Basic Materials Fund	Rydex VI Utilities Fund	SAM Balanced Portfolio - Class 1
Assets
Investments in shares of mutual funds, at fair value	$68,877,446	$566,977	$6,162	$89,803,653
Total assets	68,877,446	566,977	6,162	89,803,653
Total liabilities	—	—	—	—
Net assets	$68,877,446	$566,977	$6,162	$89,803,653

Net assets
Applicable to accumulation units	$68,877,446	$566,977	$6,162	$89,803,653
Total net assets	$68,877,446	$566,977	$6,162	$89,803,653

Investments in shares of mutual funds, at cost	$76,424,463	$460,529	$6,828	$96,575,455

Shares of mutual funds owned	3,801,183	5,583	195	6,521,689

Accumulation units outstanding	618,385	39,479	466	3,388,754

Statements of Operations
Year ended December 31, 2023

	Real Estate Securities Account - Class 1	Rydex VI Basic Materials Fund	Rydex VI Utilities Fund	SAM Balanced Portfolio - Class 1
Net investment income (loss)
Investment income:
Dividends	$1,315,613	$—	$4,385	$2,028,463

Expenses:
Mortality and expense risks	536	—	—	1,784
Net investment income (loss)	1,315,077	—	4,385	2,026,679

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	(1,825,532)	11,673	630	(1,993,462)
Capital gains distributions	2,429,624	—	—	3,615,365
Total realized gains (losses) on investments	604,092	11,673	630	1,621,903

Change in net unrealized appreciation (depreciation) of investments	6,645,263	33,781	(20,387)	8,838,260

Net gains (losses) on investments	8,564,432	45,454	(15,372)	12,486,842

Net increase (decrease) in net assets resulting from operations	$8,564,432	$45,454	$(15,372)	$12,486,842
See accompanying notes.

Principal Life Insurance Co
Variable Life Separate Account

Statements of Assets and Liabilities
December 31, 2023

	SAM Conservative Balanced Portfolio - Class 1	SAM Conservative Growth Portfolio - Class 1	SAM Flexible Income Portfolio - Class 1	SAM Strategic Growth Portfolio - Class 1
Assets
Investments in shares of mutual funds, at fair value	$56,197,938	$81,303,268	$24,091,965	$84,244,669
Total assets	56,197,938	81,303,268	24,091,965	84,244,669
Total liabilities	—	—	—	—
Net assets	$56,197,938	$81,303,268	$24,091,965	$84,244,669

Net assets
Applicable to accumulation units	$56,197,938	$81,303,268	$24,091,965	$84,244,669
Total net assets	$56,197,938	$81,303,268	$24,091,965	$84,244,669

Investments in shares of mutual funds, at cost	$59,874,757	$81,372,393	$26,614,677	$78,267,190

Shares of mutual funds owned	5,085,786	4,143,898	2,241,113	3,682,022

Accumulation units outstanding	2,423,983	2,799,615	1,128,995	2,730,773

Statements of Operations
Year ended December 31, 2023

	SAM Conservative Balanced Portfolio - Class 1	SAM Conservative Growth Portfolio - Class 1	SAM Flexible Income Portfolio - Class 1	SAM Strategic Growth Portfolio - Class 1
Net investment income (loss)
Investment income:
Dividends	$1,557,416	$1,345,933	$826,939	$1,118,605

Expenses:
Mortality and expense risks	—	636	259	721
Net investment income (loss)	1,557,416	1,345,297	826,680	1,117,884

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	(1,782,379)	(778,904)	(1,195,205)	5,407
Capital gains distributions	383,263	3,927,625	—	2,887,964
Total realized gains (losses) on investments	(1,399,116)	3,148,721	(1,195,205)	2,893,371

Change in net unrealized appreciation (depreciation) of investments	5,996,350	9,073,416	2,502,884	11,443,541

Net gains (losses) on investments	6,154,650	13,567,434	2,134,359	15,454,796

Net increase (decrease) in net assets resulting from operations	$6,154,650	$13,567,434	$2,134,359	$15,454,796
See accompanying notes.

Principal Life Insurance Co
Variable Life Separate Account

Statements of Assets and Liabilities
December 31, 2023

	Short-Term Income Account - Class 1	SmallCap Account - Class 1	T. Rowe Price Equity Income Portfolio - II	T. Rowe Price Health Sciences Portfolio - II
Assets
Investments in shares of mutual funds, at fair value	$72,971,742	$85,240,277	$1,561,268	$1,744,814
Total assets	72,971,742	85,240,277	1,561,268	1,744,814
Total liabilities	—	—	—	—
Net assets	$72,971,742	$85,240,277	$1,561,268	$1,744,814

Net assets
Applicable to accumulation units	$72,971,742	$85,240,277	$1,561,268	$1,744,814
Total net assets	$72,971,742	$85,240,277	$1,561,268	$1,744,814

Investments in shares of mutual funds, at cost	$73,570,236	$86,535,668	$1,488,029	$1,880,023

Shares of mutual funds owned	29,188,696	5,675,118	56,588	33,651

Accumulation units outstanding	4,990,926	1,648,342	44,669	91,340

Statements of Operations
Year ended December 31, 2023

	Short-Term Income Account - Class 1	SmallCap Account - Class 1	T. Rowe Price Equity Income Portfolio - II	T. Rowe Price Health Sciences Portfolio - II
Net investment income (loss)
Investment income:
Dividends	$1,261,596	$240,866	$32,269	$—

Expenses:
Mortality and expense risks	373	990	—	—
Net investment income (loss)	1,261,223	239,876	32,269	—

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	(850,724)	(1,212,041)	4,427	(129,843)
Capital gains distributions	—	—	80,124	63,921
Total realized gains (losses) on investments	(850,724)	(1,212,041)	84,551	(65,922)

Change in net unrealized appreciation (depreciation) of investments	3,488,192	12,569,269	60,762	97,565

Net gains (losses) on investments	3,898,691	11,597,104	177,582	31,643

Net increase (decrease) in net assets resulting from operations	$3,898,691	$11,597,104	$177,582	$31,643
See accompanying notes.

Principal Life Insurance Co
Variable Life Separate Account

Statements of Assets and Liabilities
December 31, 2023

	TOPS® Managed Risk Balanced ETF Portfolio - Class 2	TOPS® Managed Risk Growth ETF Portfolio - Class 2	TOPS® Managed Risk Moderate Growth ETF Portfolio - Class 2	VanEck VIP Trust Global Resources Fund - Class S Shares
Assets
Investments in shares of mutual funds, at fair value	$746,805	$1,133,229	$1,020,254	$1,704,101
Total assets	746,805	1,133,229	1,020,254	1,704,101
Total liabilities	—	—	—	—
Net assets	$746,805	$1,133,229	$1,020,254	$1,704,101

Net assets
Applicable to accumulation units	$746,805	$1,133,229	$1,020,254	$1,704,101
Total net assets	$746,805	$1,133,229	$1,020,254	$1,704,101

Investments in shares of mutual funds, at cost	$1,024,412	$1,487,404	$1,506,431	$1,754,981

Shares of mutual funds owned	53,496	92,433	78,906	67,038

Accumulation units outstanding	46,842	64,892	59,248	205,968

Statements of Operations
Year ended December 31, 2023

	TOPS® Managed Risk Balanced ETF Portfolio - Class 2	TOPS® Managed Risk Growth ETF Portfolio - Class 2	TOPS® Managed Risk Moderate Growth ETF Portfolio - Class 2	VanEck VIP Trust Global Resources Fund - Class S Shares
Net investment income (loss)
Investment income:
Dividends	$2,001	$5,158	$3,875	$46,761

Expenses:
Mortality and expense risks	—	—	—	14
Net investment income (loss)	2,001	5,158	3,875	46,747

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	(79,340)	(68,759)	(117,657)	129,813
Capital gains distributions	3,422	1,650	2,718	—
Total realized gains (losses) on investments	(75,918)	(67,109)	(114,939)	129,813

Change in net unrealized appreciation (depreciation) of investments	135,933	177,896	204,718	(251,690)

Net gains (losses) on investments	62,016	115,945	93,654	(75,130)

Net increase (decrease) in net assets resulting from operations	$62,016	$115,945	$93,654	$(75,130)
See accompanying notes.

Principal Life Insurance Co
Variable Life Separate Account

Statements of Assets and Liabilities
December 31, 2023

	VanEck VIP Trust Global Resources Fund - Initial Class Shares	Vanguard VIF Balanced Portfolio	Vanguard VIF Equity Income Portfolio	Vanguard VIF Equity Index Portfolio
Assets
Investments in shares of mutual funds, at fair value	$8,832,479	$35,390,471	$1,850,919	$222,833,139
Total assets	8,832,479	35,390,471	1,850,919	222,833,139
Total liabilities	—	—	—	—
Net assets	$8,832,479	$35,390,471	$1,850,919	$222,833,139

Net assets
Applicable to accumulation units	$8,832,479	$35,390,471	$1,850,919	$222,833,139
Total net assets	$8,832,479	$35,390,471	$1,850,919	$222,833,139

Investments in shares of mutual funds, at cost	$9,323,074	$36,541,320	$1,766,983	$190,229,562

Shares of mutual funds owned	332,173	1,519,556	77,412	3,659,602

Accumulation units outstanding	890,844	689,169	161,086	3,466,983

Statements of Operations
Year ended December 31, 2023

	VanEck VIP Trust Global Resources Fund - Initial Class Shares	Vanguard VIF Balanced Portfolio	Vanguard VIF Equity Income Portfolio	Vanguard VIF Equity Index Portfolio
Net investment income (loss)
Investment income:
Dividends	$218,723	$737,463	$—	$2,848,773

Expenses:
Mortality and expense risks	—	—	—	—
Net investment income (loss)	218,723	737,463	—	2,848,773

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	91,938	(336,761)	(665)	5,766,043
Capital gains distributions	—	1,429,142	—	6,309,382
Total realized gains (losses) on investments	91,938	1,092,381	(665)	12,075,425

Change in net unrealized appreciation (depreciation) of investments	(666,743)	2,804,931	83,936	31,997,359

Net gains (losses) on investments	(356,082)	4,634,775	83,271	46,921,557

Net increase (decrease) in net assets resulting from operations	$(356,082)	$4,634,775	$83,271	$46,921,557
See accompanying notes.

Principal Life Insurance Co
Variable Life Separate Account

Statements of Assets and Liabilities
December 31, 2023

	Vanguard VIF Global Bond Index Portfolio	Vanguard VIF International Portfolio	Vanguard VIF Mid-Cap Index Portfolio	Wanger International
Assets
Investments in shares of mutual funds, at fair value	$3,182,546	$1,014,281	$136,590,732	$2,388,130
Total assets	3,182,546	1,014,281	136,590,732	2,388,130
Total liabilities	—	—	—	—
Net assets	$3,182,546	$1,014,281	$136,590,732	$2,388,130

Net assets
Applicable to accumulation units	$3,182,546	$1,014,281	$136,590,732	$2,388,130
Total net assets	$3,182,546	$1,014,281	$136,590,732	$2,388,130

Investments in shares of mutual funds, at cost	$3,332,227	$929,723	$132,815,866	$2,679,281

Shares of mutual funds owned	171,105	41,281	5,707,928	117,180

Accumulation units outstanding	341,463	127,011	2,041,811	178,253

Statements of Operations
Year ended December 31, 2023

	Vanguard VIF Global Bond Index Portfolio	Vanguard VIF International Portfolio	Vanguard VIF Mid-Cap Index Portfolio	Wanger International
Net investment income (loss)
Investment income:
Dividends	$57,248	$—	$1,954,599	$7,178

Expenses:
Mortality and expense risks	—	—	—	8
Net investment income (loss)	57,248	—	1,954,599	7,170

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	(15,098)	(39)	(143,090)	(160,673)
Capital gains distributions	4,987	—	2,452,854	—
Total realized gains (losses) on investments	(10,111)	(39)	2,309,764	(160,673)

Change in net unrealized appreciation (depreciation) of investments	146,295	84,558	15,139,085	490,933

Net gains (losses) on investments	193,432	84,519	19,403,448	337,430

Net increase (decrease) in net assets resulting from operations	$193,432	$84,519	$19,403,448	$337,430
See accompanying notes.

Principal Life Insurance Co
Variable Life Separate Account

Statements of Changes in Net Assets

Years ended December 31, 2023 and 2022

	AllianceBernstein VPS Discovery Value Portfolio - Class A	AllianceBernstein VPS International Value Portfolio - Class A	AllianceBernstein VPS Small Cap Growth Portfolio - Class A	AllianceBernstein VPS Sustainable Global Thematic Portfolio - Class A
Net assets as of January 1, 2022	$7,680,289	$1,992,128	$3,524,897	$1,308,978
Increase (decrease) in net assets
Operations:
Net investment income (loss)	64,857	88,512	—	—
Total realized gains (losses) on investments	1,554,445	29,023	429,474	(117,040)
Change in net unrealized appreciation (depreciation) of investments	(2,723,505)	(401,561)	(1,816,432)	(224,696)
Net gains (losses) on investments	(1,104,203)	(284,026)	(1,386,958)	(341,736)
Net increase (decrease) in net assets resulting from operations	(1,104,203)	(284,026)	(1,386,958)	(341,736)
Policy related transactions:
Net premium payments, less sales charges and applicable premium taxes	2,200,528	508,333	542,800	1,609,565
Contract terminations and surrenders	(434,035)	(8,687)	(107,601)	(10,013)
Death benefit payments	(3,962)	—	—	—
Policy loan transfers	(38,175)	(9,579)	(196,890)	(16,202)
Transfers to other contracts	(2,591,860)	(190,047)	(231,720)	(1,099,028)
Cost of insurance and administration charges	(118,056)	(34,150)	(49,662)	(32,310)
Mortality and expenses charges	(15,841)	(3,095)	(5,777)	(5,084)
Surrender charges (refunds)	12,346	137	3,403	328
Increase (decrease) in net assets from policy related transactions	(989,055)	262,912	(45,447)	447,256
Total increase (decrease)	(2,093,258)	(21,114)	(1,432,405)	105,520
Net assets as of December 31, 2022	5,587,031	1,971,014	2,092,492	1,414,498

Increase (decrease) in net assets
Operations:
Net investment income (loss)	62,530	15,517	—	3,443
Total realized gains (losses) on investments	202,425	11,471	(546,805)	53,594
Change in net unrealized appreciation (depreciation) of investments	657,514	261,348	921,986	169,386
Net gains (losses) on investments	922,469	288,336	375,181	226,423
Net increase (decrease) in net assets resulting from operations	922,469	288,336	375,181	226,423
Policy related transactions:
Net premium payments, less sales charges and applicable premium taxes	2,324,833	424,107	397,744	646,983
Contract terminations and surrenders	(239,892)	(334,415)	(132,409)	(8,084)
Death benefit payments	(8,272)	(3,269)	(11,125)	(1,163)
Policy loan transfers	114,541	(45,340)	78,202	(2,416)
Transfers to other contracts	(1,966,914)	(335,757)	(578,676)	(986,683)
Cost of insurance and administration charges	(120,755)	(37,150)	(43,614)	(29,687)
Mortality and expenses charges	(15,490)	(3,177)	(4,796)	(4,844)
Surrender charges (refunds)	5,369	8,315	416	217
Increase (decrease) in net assets from policy related transactions	93,420	(326,686)	(294,258)	(385,677)
Total increase (decrease)	1,015,889	(38,350)	80,923	(159,254)
Net assets as of December 31, 2023	$6,602,920	$1,932,664	$2,173,415	$1,255,244
See accompanying notes.

Principal Life Insurance Co
Variable Life Separate Account

Statements of Changes in Net Assets

Years ended December 31, 2023 and 2022

	AllianceBernstein VPS Sustainable International Thematic Portfolio - Class A	Allspring VT Discovery All Cap Growth Fund - Class 2	Allspring VT Index Asset Allocation Fund - Class 2	American Century VP Capital Appreciation Fund - Class II
Net assets as of January 1, 2022	$1,124,494	$11,074,844	$2,648,355	$4,063,357
Increase (decrease) in net assets
Operations:
Net investment income (loss)	—	—	14,488	—
Total realized gains (losses) on investments	157,086	2,365,347	300,399	3,637
Change in net unrealized appreciation (depreciation) of investments	(476,196)	(4,707,183)	(767,486)	(1,119,198)
Net gains (losses) on investments	(319,110)	(2,341,836)	(452,599)	(1,115,561)
Net increase (decrease) in net assets resulting from operations	(319,110)	(2,341,836)	(452,599)	(1,115,561)
Policy related transactions:
Net premium payments, less sales charges and applicable premium taxes	195,669	229,981	494,834	909,036
Contract terminations and surrenders	—	(454,481)	(97,585)	(42,132)
Death benefit payments	—	(33,367)	(17,270)	(40,956)
Policy loan transfers	(73)	3,808	(3,666)	(2,271)
Transfers to other contracts	(64,290)	(4,835,322)	(394,905)	(1,301,037)
Cost of insurance and administration charges	(16,950)	(50,198)	(57,820)	(34,679)
Mortality and expenses charges	(2,837)	(4,424)	(4,201)	(4,838)
Surrender charges (refunds)	—	(20)	(11)	269
Increase (decrease) in net assets from policy related transactions	111,519	(5,144,023)	(80,624)	(516,608)
Total increase (decrease)	(207,591)	(7,485,859)	(533,223)	(1,632,169)
Net assets as of December 31, 2022	916,903	3,588,985	2,115,132	2,431,188

Increase (decrease) in net assets
Operations:
Net investment income (loss)	—	—	21,818	—
Total realized gains (losses) on investments	1,313	253,393	47,402	(381,649)
Change in net unrealized appreciation (depreciation) of investments	117,295	884,283	283,680	824,539
Net gains (losses) on investments	118,608	1,137,676	352,900	442,890
Net increase (decrease) in net assets resulting from operations	118,608	1,137,676	352,900	442,890
Policy related transactions:
Net premium payments, less sales charges and applicable premium taxes	148,149	107,583	231,492	383,803
Contract terminations and surrenders	(53,643)	(138,448)	(95,278)	(12,367)
Death benefit payments	—	(9,380)	—	—
Policy loan transfers	(815)	(445)	16,349	(2,591)
Transfers to other contracts	(77,218)	(206,780)	(81,318)	(948,690)
Cost of insurance and administration charges	(15,548)	(50,489)	(62,949)	(34,009)
Mortality and expenses charges	(2,529)	(4,187)	(4,269)	(4,066)
Surrender charges (refunds)	1,010	(29)	(37)	76
Increase (decrease) in net assets from policy related transactions	(594)	(302,175)	3,990	(617,844)
Total increase (decrease)	118,014	835,501	356,890	(174,954)
Net assets as of December 31, 2023	$1,034,917	$4,424,486	$2,472,022	$2,256,234
See accompanying notes.

Principal Life Insurance Co
Variable Life Separate Account

Statements of Changes in Net Assets

Years ended December 31, 2023 and 2022

	American Century VP Disciplined Core Value Fund - Class I	American Century VP Disciplined Core Value Fund - Class II	American Century VP Inflation Protection Fund - Class II	American Century VP International Fund - Class II
Net assets as of January 1, 2022	$3,906,532	$10,884,769	$3,118,633	$2,119,312
Increase (decrease) in net assets
Operations:
Net investment income (loss)	63,496	157,072	151,268	24,783
Total realized gains (losses) on investments	861,453	2,262,639	14,721	155,694
Change in net unrealized appreciation (depreciation) of investments	(1,437,841)	(3,841,694)	(589,898)	(739,400)
Net gains (losses) on investments	(512,892)	(1,421,983)	(423,909)	(558,923)
Net increase (decrease) in net assets resulting from operations	(512,892)	(1,421,983)	(423,909)	(558,923)
Policy related transactions:
Net premium payments, less sales charges and applicable premium taxes	349,196	2,651,836	593,713	756,949
Contract terminations and surrenders	(52,539)	(244,853)	(73,811)	—
Death benefit payments	(41,572)	(59,444)	(2,816)	—
Policy loan transfers	(12,015)	(41,282)	(11,898)	(6,374)
Transfers to other contracts	(148,844)	(1,527,847)	(341,010)	(570,252)
Cost of insurance and administration charges	(87,558)	(237,784)	(79,975)	(25,435)
Mortality and expenses charges	(8,973)	(25,547)	(3,692)	(4,194)
Surrender charges (refunds)	(6)	(1,068)	(563)	—
Increase (decrease) in net assets from policy related transactions	(2,311)	514,011	79,948	150,694
Total increase (decrease)	(515,203)	(907,972)	(343,961)	(408,229)
Net assets as of December 31, 2022	3,391,329	9,976,797	2,774,672	1,711,083

Increase (decrease) in net assets
Operations:
Net investment income (loss)	51,778	115,392	81,729	23,116
Total realized gains (losses) on investments	(77,948)	(1,212,930)	(105,636)	(151,735)
Change in net unrealized appreciation (depreciation) of investments	307,442	1,777,069	99,704	341,751
Net gains (losses) on investments	281,272	679,531	75,797	213,132
Net increase (decrease) in net assets resulting from operations	281,272	679,531	75,797	213,132
Policy related transactions:
Net premium payments, less sales charges and applicable premium taxes	192,198	1,946,125	376,767	573,904
Contract terminations and surrenders	(114,971)	(454,482)	(44,924)	—
Death benefit payments	(18,617)	(8,394)	(8,231)	—
Policy loan transfers	(1,217)	(135,870)	(1,394)	(11,316)
Transfers to other contracts	(92,613)	(3,903,300)	(975,666)	(421,730)
Cost of insurance and administration charges	(86,986)	(218,803)	(74,545)	(29,536)
Mortality and expenses charges	(8,666)	(21,779)	(3,556)	(4,840)
Surrender charges (refunds)	(46)	(1,214)	(441)	—
Increase (decrease) in net assets from policy related transactions	(130,918)	(2,797,717)	(731,990)	106,482
Total increase (decrease)	150,354	(2,118,186)	(656,193)	319,614
Net assets as of December 31, 2023	$3,541,683	$7,858,611	$2,118,479	$2,030,697
See accompanying notes.

Principal Life Insurance Co
Variable Life Separate Account

Statements of Changes in Net Assets

Years ended December 31, 2023 and 2022

	American Century VP Mid Cap Value Fund - Class II	American Century VP Ultra Fund - Class I	American Century VP Ultra Fund - Class II	American Century VP Value Fund - Class II
Net assets as of January 1, 2022	$32,543,494	$4,276,029	$9,513,410	$28,781,424
Increase (decrease) in net assets
Operations:
Net investment income (loss)	756,370	(520)	—	561,434
Total realized gains (losses) on investments	5,224,524	526,381	1,194,216	3,539,023
Change in net unrealized appreciation (depreciation) of investments	(6,480,627)	(1,852,158)	(4,128,145)	(3,904,946)
Net gains (losses) on investments	(499,733)	(1,326,297)	(2,933,929)	195,511
Net increase (decrease) in net assets resulting from operations	(499,733)	(1,326,297)	(2,933,929)	195,511
Policy related transactions:
Net premium payments, less sales charges and applicable premium taxes	25,583,248	319,428	1,164,368	8,022,629
Contract terminations and surrenders	(506,964)	(279,674)	(598,032)	(868,251)
Death benefit payments	(11,205)	(2,714)	(62,416)	(147,849)
Policy loan transfers	(228,995)	2,089	(15,896)	(102,911)
Transfers to other contracts	(16,835,720)	(235,444)	(1,084,362)	(5,225,214)
Cost of insurance and administration charges	(547,131)	(85,152)	(103,410)	(537,178)
Mortality and expenses charges	(81,457)	(9,054)	(7,989)	(54,414)
Surrender charges (refunds)	9,944	(28)	(20)	(2,417)
Increase (decrease) in net assets from policy related transactions	7,381,720	(290,549)	(707,757)	1,084,395
Total increase (decrease)	6,881,987	(1,616,846)	(3,641,686)	1,279,906
Net assets as of December 31, 2022	39,425,481	2,659,183	5,871,724	30,061,330

Increase (decrease) in net assets
Operations:
Net investment income (loss)	772,563	(408)	—	671,870
Total realized gains (losses) on investments	4,855,535	374,550	171,947	2,932,681
Change in net unrealized appreciation (depreciation) of investments	(3,473,150)	725,306	2,081,004	(996,594)
Net gains (losses) on investments	2,154,948	1,099,448	2,252,951	2,607,957
Net increase (decrease) in net assets resulting from operations	2,154,948	1,099,448	2,252,951	2,607,957
Policy related transactions:
Net premium payments, less sales charges and applicable premium taxes	16,874,254	240,387	1,190,513	3,176,420
Contract terminations and surrenders	(2,564,800)	(247,241)	(186,005)	(969,678)
Death benefit payments	(45,161)	(7,416)	—	(98,373)
Policy loan transfers	(691,591)	(30,254)	(55,444)	(145,671)
Transfers to other contracts	(19,751,927)	(302,477)	(1,572,125)	(2,663,494)
Cost of insurance and administration charges	(564,713)	(88,615)	(103,788)	(566,960)
Mortality and expenses charges	(81,755)	(9,138)	(7,429)	(57,126)
Surrender charges (refunds)	19,839	(106)	(607)	5,174
Increase (decrease) in net assets from policy related transactions	(6,805,854)	(444,860)	(734,885)	(1,319,708)
Total increase (decrease)	(4,650,906)	654,588	1,518,066	1,288,249
Net assets as of December 31, 2023	$34,774,575	$3,313,771	$7,389,790	$31,349,579
See accompanying notes.

Principal Life Insurance Co
Variable Life Separate Account

Statements of Changes in Net Assets

Years ended December 31, 2023 and 2022

	American Funds Insurance Series - Capital World Bond Fund - Class 2 Shares	American Funds Insurance Series - Global Balanced Fund - Class 2 Shares	American Funds Insurance Series - Global Small Capitalization Fund - Class 2 Shares	American Funds Insurance Series - Growth Fund - Class 2 Shares
Net assets as of January 1, 2022	$2,200,861	$1,871,856	$187,801	$27,314,180
Increase (decrease) in net assets
Operations:
Net investment income (loss)	4,947	—	—	86,722
Total realized gains (losses) on investments	(30,282)	7,232	36,630	4,876,650
Change in net unrealized appreciation (depreciation) of investments	(388,201)	(274,749)	(92,093)	(13,709,743)
Net gains (losses) on investments	(413,536)	(267,517)	(55,463)	(8,746,371)
Net increase (decrease) in net assets resulting from operations	(413,536)	(267,517)	(55,463)	(8,746,371)
Policy related transactions:
Net premium payments, less sales charges and applicable premium taxes	697,582	942,264	51,711	21,301,978
Contract terminations and surrenders	(33,124)	(11,829)	—	(1,016,326)
Death benefit payments	(12,597)	—	—	(21,862)
Policy loan transfers	24,840	—	—	82,025
Transfers to other contracts	(386,048)	(579,562)	(27,931)	(14,639,880)
Cost of insurance and administration charges	(25,930)	(39,250)	(3,030)	(423,467)
Mortality and expenses charges	(4,224)	(4,576)	(562)	(58,708)
Surrender charges (refunds)	1,085	388	—	29,928
Increase (decrease) in net assets from policy related transactions	261,584	307,435	20,188	5,253,688
Total increase (decrease)	(151,952)	39,918	(35,275)	(3,492,683)
Net assets as of December 31, 2022	2,048,909	1,911,774	152,526	23,821,497

Increase (decrease) in net assets
Operations:
Net investment income (loss)	—	35,323	532	111,969
Total realized gains (losses) on investments	(211,818)	219,288	(69,983)	273,445
Change in net unrealized appreciation (depreciation) of investments	340,280	18,062	99,652	9,217,120
Net gains (losses) on investments	128,462	272,673	30,201	9,602,534
Net increase (decrease) in net assets resulting from operations	128,462	272,673	30,201	9,602,534
Policy related transactions:
Net premium payments, less sales charges and applicable premium taxes	706,227	633,464	100,553	15,042,362
Contract terminations and surrenders	(35,541)	(511)	(878)	(1,633,972)
Death benefit payments	—	—	—	(136,816)
Policy loan transfers	(37,495)	—	—	(145,608)
Transfers to other contracts	(673,586)	(330,570)	(86,433)	(8,236,274)
Cost of insurance and administration charges	(26,934)	(48,678)	(3,210)	(489,134)
Mortality and expenses charges	(4,299)	(5,428)	(552)	(66,333)
Surrender charges (refunds)	922	—	24	36,966
Increase (decrease) in net assets from policy related transactions	(70,706)	248,277	9,504	4,371,191
Total increase (decrease)	57,756	520,950	39,705	13,973,725
Net assets as of December 31, 2023	$2,106,665	$2,432,724	$192,231	$37,795,222
See accompanying notes.

Principal Life Insurance Co
Variable Life Separate Account

Statements of Changes in Net Assets

Years ended December 31, 2023 and 2022

	American Funds Insurance Series - International Fund - Class 2 Shares	American Funds Insurance Series - New World Fund - Class 2 Shares	American Funds Insurance Series - Washington Mutual Investors Fund - Class 2 Shares	BNY Mellon IP MidCap Stock Portfolio - Service Shares
Net assets as of January 1, 2022	$20,327,997	$27,492,320	$23,338,724	$431,157
Increase (decrease) in net assets
Operations:
Net investment income (loss)	308,020	346,213	419,085	1,076
Total realized gains (losses) on investments	1,853,175	2,451,565	5,721,749	43,272
Change in net unrealized appreciation (depreciation) of investments	(6,431,059)	(9,108,560)	(8,152,841)	(96,252)
Net gains (losses) on investments	(4,269,864)	(6,310,782)	(2,012,007)	(51,904)
Net increase (decrease) in net assets resulting from operations	(4,269,864)	(6,310,782)	(2,012,007)	(51,904)
Policy related transactions:
Net premium payments, less sales charges and applicable premium taxes	6,045,338	11,891,223	7,730,318	28,906
Contract terminations and surrenders	(158,268)	(379,014)	(697,362)	(174,038)
Death benefit payments	—	(9,754)	(10,221)	—
Policy loan transfers	(488,700)	152,412	(26,451)	(2,333)
Transfers to other contracts	(4,353,244)	(6,407,561)	(6,042,277)	(81,394)
Cost of insurance and administration charges	(273,388)	(344,964)	(420,614)	(4,454)
Mortality and expenses charges	(38,238)	(50,995)	(59,985)	(473)
Surrender charges (refunds)	4,870	10,799	21,849	4,475
Increase (decrease) in net assets from policy related transactions	738,370	4,862,146	495,257	(229,311)
Total increase (decrease)	(3,531,494)	(1,448,636)	(1,516,750)	(281,215)
Net assets as of December 31, 2022	16,796,503	26,043,684	21,821,974	149,942

Increase (decrease) in net assets
Operations:
Net investment income (loss)	219,190	395,590	413,495	850
Total realized gains (losses) on investments	(867,214)	106,792	113,617	19,009
Change in net unrealized appreciation (depreciation) of investments	3,078,902	3,515,341	3,063,172	30,973
Net gains (losses) on investments	2,430,878	4,017,723	3,590,284	50,832
Net increase (decrease) in net assets resulting from operations	2,430,878	4,017,723	3,590,284	50,832
Policy related transactions:
Net premium payments, less sales charges and applicable premium taxes	4,642,272	7,220,843	6,310,985	367,450
Contract terminations and surrenders	(1,106,549)	(2,201,274)	(971,426)	(4,748)
Death benefit payments	(46,033)	(13,273)	(3,864)	—
Policy loan transfers	(83,067)	(258,235)	(60,726)	(102)
Transfers to other contracts	(4,883,507)	(6,142,124)	(6,639,053)	(376,004)
Cost of insurance and administration charges	(289,003)	(372,756)	(438,498)	(3,637)
Mortality and expenses charges	(40,055)	(54,490)	(62,140)	(316)
Surrender charges (refunds)	19,006	40,247	23,478	(59)
Increase (decrease) in net assets from policy related transactions	(1,786,936)	(1,781,062)	(1,841,244)	(17,416)
Total increase (decrease)	643,942	2,236,661	1,749,040	33,416
Net assets as of December 31, 2023	$17,440,445	$28,280,345	$23,571,014	$183,358
See accompanying notes.

Principal Life Insurance Co
Variable Life Separate Account

Statements of Changes in Net Assets

Years ended December 31, 2023 and 2022

	BNY Mellon IP Technology Growth Portfolio - Service Shares	BNY Mellon Sustainable U.S. Equity Portfolio, Inc. - Service Shares	BNY Mellon VIF Appreciation Portfolio - Service Shares	BNY Mellon VIF Opportunistic Small Cap Portfolio - Service Shares
Net assets as of January 1, 2022	$7,230,352	$790,132	$3,767,156	$5,870,552
Increase (decrease) in net assets
Operations:
Net investment income (loss)	—	2,414	13,346	—
Total realized gains (losses) on investments	613,408	84,596	862,380	1,156,136
Change in net unrealized appreciation (depreciation) of investments	(4,049,078)	(293,743)	(1,567,827)	(2,127,326)
Net gains (losses) on investments	(3,435,670)	(206,733)	(692,101)	(971,190)
Net increase (decrease) in net assets resulting from operations	(3,435,670)	(206,733)	(692,101)	(971,190)
Policy related transactions:
Net premium payments, less sales charges and applicable premium taxes	9,001,689	263,991	726,163	261,173
Contract terminations and surrenders	(185,506)	(44)	(350,891)	(122,541)
Death benefit payments	—	—	(7,262)	(11,616)
Policy loan transfers	(13,881)	185	(361)	(19,792)
Transfers to other contracts	(8,413,085)	(82,338)	(697,086)	(188,318)
Cost of insurance and administration charges	(103,264)	(12,068)	(53,618)	(132,768)
Mortality and expenses charges	(17,229)	(2,086)	(10,905)	(6,182)
Surrender charges (refunds)	5,566	1	10,560	(73)
Increase (decrease) in net assets from policy related transactions	274,290	167,641	(383,400)	(220,117)
Total increase (decrease)	(3,161,380)	(39,092)	(1,075,501)	(1,191,307)
Net assets as of December 31, 2022	4,068,972	751,040	2,691,655	4,679,245

Increase (decrease) in net assets
Operations:
Net investment income (loss)	—	4,384	15,409	4,199
Total realized gains (losses) on investments	(771,901)	117,576	2,827	56,434
Change in net unrealized appreciation (depreciation) of investments	3,266,579	50,368	564,138	347,380
Net gains (losses) on investments	2,494,678	172,328	582,374	408,013
Net increase (decrease) in net assets resulting from operations	2,494,678	172,328	582,374	408,013
Policy related transactions:
Net premium payments, less sales charges and applicable premium taxes	11,371,447	68,976	1,370,716	509,130
Contract terminations and surrenders	(139,189)	(14,311)	(149,379)	(180,497)
Death benefit payments	—	(101)	(343)	(4,480)
Policy loan transfers	(3,539)	(25)	(94)	(50,434)
Transfers to other contracts	(11,220,729)	(97,827)	(517,034)	(204,950)
Cost of insurance and administration charges	(111,970)	(11,827)	(61,504)	(145,204)
Mortality and expenses charges	(18,104)	(1,952)	(11,946)	(6,700)
Surrender charges (refunds)	3,084	(13)	3,552	(583)
Increase (decrease) in net assets from policy related transactions	(119,000)	(57,080)	633,968	(83,718)
Total increase (decrease)	2,375,678	115,248	1,216,342	324,295
Net assets as of December 31, 2023	$6,444,650	$866,288	$3,907,997	$5,003,540
See accompanying notes.

Principal Life Insurance Co
Variable Life Separate Account

Statements of Changes in Net Assets

Years ended December 31, 2023 and 2022

	Bond Market Index Account - Class 1	Calvert VP EAFE International Index Portfolio - Class F	Calvert VP Investment Grade Bond Index Portfolio - Class I	Calvert VP Russell 2000 Small Cap Index Portfolio - Class F
Net assets as of January 1, 2022	$28,252,764	$11,717,578	$3,382,150	$46,068,312
Increase (decrease) in net assets
Operations:
Net investment income (loss)	547,134	389,530	87,862	330,426
Total realized gains (losses) on investments	(1,259,238)	102,382	(112,172)	4,211,220
Change in net unrealized appreciation (depreciation) of investments	(3,030,894)	(2,153,900)	(384,864)	(13,993,569)
Net gains (losses) on investments	(3,742,998)	(1,661,988)	(409,174)	(9,451,923)
Net increase (decrease) in net assets resulting from operations	(3,742,998)	(1,661,988)	(409,174)	(9,451,923)
Policy related transactions:
Net premium payments, less sales charges and applicable premium taxes	7,972,143	2,805,475	1,444,362	41,783,256
Contract terminations and surrenders	(89,036)	(48,128)	(68,738)	(656,712)
Death benefit payments	(1,397)	—	—	(99,586)
Policy loan transfers	116,343	8,923	5,788	(300,750)
Transfers to other contracts	(8,929,693)	(1,504,302)	(820,804)	(39,359,846)
Cost of insurance and administration charges	(357,626)	(150,156)	(66,077)	(542,165)
Mortality and expenses charges	(58,235)	(24,523)	(6,490)	(78,730)
Surrender charges (refunds)	2,874	1,577	1,412	18,451
Increase (decrease) in net assets from policy related transactions	(1,344,627)	1,088,866	489,453	763,918
Total increase (decrease)	(5,087,625)	(573,122)	80,279	(8,688,005)
Net assets as of December 31, 2022	23,165,139	11,144,456	3,462,429	37,380,307

Increase (decrease) in net assets
Operations:
Net investment income (loss)	723,672	312,963	115,643	370,946
Total realized gains (losses) on investments	(1,357,397)	171,882	(172,994)	(672,525)
Change in net unrealized appreciation (depreciation) of investments	2,107,667	1,348,930	279,976	6,340,346
Net gains (losses) on investments	1,473,942	1,833,775	222,625	6,038,767
Net increase (decrease) in net assets resulting from operations	1,473,942	1,833,775	222,625	6,038,767
Policy related transactions:
Net premium payments, less sales charges and applicable premium taxes	45,903,915	2,035,456	1,595,628	94,153,260
Contract terminations and surrenders	(1,269,132)	(345,884)	(19,594)	(2,564,330)
Death benefit payments	(29,343)	(23,953)	—	(197,107)
Policy loan transfers	(11,255)	(33,471)	(47,307)	(174,627)
Transfers to other contracts	(38,128,996)	(3,352,444)	(978,167)	(89,845,859)
Cost of insurance and administration charges	(419,137)	(167,543)	(76,773)	(564,958)
Mortality and expenses charges	(66,789)	(27,065)	(8,200)	(81,658)
Surrender charges (refunds)	20,336	9,240	(224)	45,847
Increase (decrease) in net assets from policy related transactions	5,999,599	(1,905,664)	465,363	770,568
Total increase (decrease)	7,473,541	(71,889)	687,988	6,809,335
Net assets as of December 31, 2023	$30,638,680	$11,072,567	$4,150,417	$44,189,642
See accompanying notes.

Principal Life Insurance Co
Variable Life Separate Account

Statements of Changes in Net Assets

Years ended December 31, 2023 and 2022

	Calvert VP S&P 500 Index Portfolio	Calvert VP S&P MidCap 400 Index Portfolio - Class F	ClearBridge Variable Mid Cap Portfolio - Class I Shares	ClearBridge Variable Small Cap Growth Portfolio - Class I Shares
Net assets as of January 1, 2022	$3,265,732	$2,996,749	$613,919	$35,003,396
Increase (decrease) in net assets
Operations:
Net investment income (loss)	40,175	25,009	2,103	—
Total realized gains (losses) on investments	294,943	303,858	37,948	727,174
Change in net unrealized appreciation (depreciation) of investments	(947,037)	(740,079)	(212,115)	(10,641,243)
Net gains (losses) on investments	(611,919)	(411,212)	(172,064)	(9,914,069)
Net increase (decrease) in net assets resulting from operations	(611,919)	(411,212)	(172,064)	(9,914,069)
Policy related transactions:
Net premium payments, less sales charges and applicable premium taxes	658,018	188,119	200,517	12,570,228
Contract terminations and surrenders	(35,951)	(24,303)	(16,287)	(473,340)
Death benefit payments	—	—	(3,246)	(1,106)
Policy loan transfers	(22,475)	(61,829)	1,226	(333,892)
Transfers to other contracts	(176,719)	(82,844)	(42,752)	(12,615,722)
Cost of insurance and administration charges	(56,956)	(67,355)	(13,002)	(342,143)
Mortality and expenses charges	(2,929)	(1,240)	(1,188)	(55,890)
Surrender charges (refunds)	(903)	(669)	(363)	12,688
Increase (decrease) in net assets from policy related transactions	362,085	(50,121)	124,905	(1,239,177)
Total increase (decrease)	(249,834)	(461,333)	(47,159)	(11,153,246)
Net assets as of December 31, 2022	3,015,898	2,535,416	566,760	23,850,150

Increase (decrease) in net assets
Operations:
Net investment income (loss)	42,075	30,300	907	—
Total realized gains (losses) on investments	322,995	150,959	(16,146)	(2,849,958)
Change in net unrealized appreciation (depreciation) of investments	395,925	189,852	99,929	4,595,133
Net gains (losses) on investments	760,995	371,111	84,690	1,745,175
Net increase (decrease) in net assets resulting from operations	760,995	371,111	84,690	1,745,175
Policy related transactions:
Net premium payments, less sales charges and applicable premium taxes	962,331	123,586	229,985	7,614,347
Contract terminations and surrenders	(559,397)	(214,162)	(99,741)	(1,954,403)
Death benefit payments	(256,273)	(153,400)	—	(3,367)
Policy loan transfers	4,939	(21,220)	33,530	411
Transfers to other contracts	(162,443)	(46,576)	(109,441)	(8,645,434)
Cost of insurance and administration charges	(53,272)	(62,282)	(14,357)	(330,198)
Mortality and expenses charges	(2,733)	(1,076)	(1,270)	(53,177)
Surrender charges (refunds)	(1,779)	(4,479)	(26)	18,569
Increase (decrease) in net assets from policy related transactions	(68,627)	(379,609)	38,680	(3,353,252)
Total increase (decrease)	692,368	(8,498)	123,370	(1,608,077)
Net assets as of December 31, 2023	$3,708,266	$2,526,918	$690,130	$22,242,073
See accompanying notes.

Principal Life Insurance Co
Variable Life Separate Account

Statements of Changes in Net Assets

Years ended December 31, 2023 and 2022

	Core Plus Bond Account - Class 1	Delaware VIP Small Cap Value Series - Service Class	Diversified Balanced Account - Class 1	Diversified International Account - Class 1
Net assets as of January 1, 2022	$115,045,916	$25,910,631	$18,678,650	$186,621,324
Increase (decrease) in net assets
Operations:
Net investment income (loss)	3,143,652	123,471	385,788	4,153,729
Total realized gains (losses) on investments	(1,275,243)	1,540,031	1,468,402	16,618,543
Change in net unrealized appreciation (depreciation) of investments	(18,029,157)	(4,900,954)	(4,625,308)	(58,125,853)
Net gains (losses) on investments	(16,160,748)	(3,237,452)	(2,771,118)	(37,353,581)
Net increase (decrease) in net assets resulting from operations	(16,160,748)	(3,237,452)	(2,771,118)	(37,353,581)
Policy related transactions:
Net premium payments, less sales charges and applicable premium taxes	26,794,653	4,703,379	1,104,854	27,874,899
Contract terminations and surrenders	(2,977,385)	(626,002)	(321,469)	(3,005,143)
Death benefit payments	(1,198,413)	(134,228)	(249,290)	(1,201,752)
Policy loan transfers	(476,347)	(311,111)	(2,187)	(648,130)
Transfers to other contracts	(23,978,106)	(2,295,553)	(481,181)	(17,823,330)
Cost of insurance and administration charges	(2,113,782)	(321,947)	(701,074)	(3,472,604)
Mortality and expenses charges	(227,053)	(45,047)	(54,126)	(317,057)
Surrender charges (refunds)	29,526	19,547	(98)	12,090
Increase (decrease) in net assets from policy related transactions	(4,146,907)	989,038	(704,571)	1,418,973
Total increase (decrease)	(20,307,655)	(2,248,414)	(3,475,689)	(35,934,608)
Net assets as of December 31, 2022	94,738,261	23,662,217	15,202,961	150,686,716

Increase (decrease) in net assets
Operations:
Net investment income (loss)	3,006,743	145,752	302,800	2,024,254
Total realized gains (losses) on investments	(3,024,569)	785,016	854,823	1,297,923
Change in net unrealized appreciation (depreciation) of investments	5,281,100	964,963	924,859	22,161,451
Net gains (losses) on investments	5,263,274	1,895,731	2,082,482	25,483,628
Net increase (decrease) in net assets resulting from operations	5,263,274	1,895,731	2,082,482	25,483,628
Policy related transactions:
Net premium payments, less sales charges and applicable premium taxes	36,094,792	3,299,352	1,042,710	20,156,860
Contract terminations and surrenders	(3,980,113)	(1,632,815)	(599,741)	(5,932,166)
Death benefit payments	(316,183)	(52,552)	(110,050)	(794,622)
Policy loan transfers	(11,673)	(50,731)	(45,543)	(719,300)
Transfers to other contracts	(23,830,045)	(3,948,319)	(386,533)	(18,668,644)
Cost of insurance and administration charges	(2,278,062)	(314,459)	(707,565)	(3,558,656)
Mortality and expenses charges	(239,780)	(42,032)	(54,272)	(325,037)
Surrender charges (refunds)	25,314	22,507	(760)	25,464
Increase (decrease) in net assets from policy related transactions	5,464,250	(2,719,049)	(861,754)	(9,816,101)
Total increase (decrease)	10,727,524	(823,318)	1,220,728	15,667,527
Net assets as of December 31, 2023	$105,465,785	$22,838,899	$16,423,689	$166,354,243
See accompanying notes.

Principal Life Insurance Co
Variable Life Separate Account

Statements of Changes in Net Assets

Years ended December 31, 2023 and 2022

	DWS Alternative Asset Allocation VIP - Class B	DWS Small Mid Cap Value VIP - Class B	Equity Income Account - Class 1	Fidelity VIP Asset Manager Portfolio - Service Class 2
Net assets as of January 1, 2022	$512,848	$2,163,942	$149,339,729	$1,493,208
Increase (decrease) in net assets
Operations:
Net investment income (loss)	34,590	9,074	2,585,589	20,731
Total realized gains (losses) on investments	11,507	7,406	19,256,219	113,690
Change in net unrealized appreciation (depreciation) of investments	(82,446)	(374,937)	(37,521,565)	(349,839)
Net gains (losses) on investments	(36,349)	(358,457)	(15,679,757)	(215,418)
Net increase (decrease) in net assets resulting from operations	(36,349)	(358,457)	(15,679,757)	(215,418)
Policy related transactions:
Net premium payments, less sales charges and applicable premium taxes	139,289	264,781	23,379,127	237,435
Contract terminations and surrenders	(112,190)	(9,461)	(4,364,627)	(223,902)
Death benefit payments	—	—	(1,166,510)	—
Policy loan transfers	358	(1,341)	(404,397)	13,144
Transfers to other contracts	(88,211)	(323,761)	(15,017,001)	(212,215)
Cost of insurance and administration charges	(6,507)	(37,028)	(3,066,932)	(24,333)
Mortality and expenses charges	(1,077)	(4,283)	(292,971)	(5,581)
Surrender charges (refunds)	3,470	(116)	23,689	—
Increase (decrease) in net assets from policy related transactions	(64,868)	(111,209)	(909,622)	(215,452)
Total increase (decrease)	(101,217)	(469,666)	(16,589,379)	(430,870)
Net assets as of December 31, 2022	411,631	1,694,276	132,750,350	1,062,338

Increase (decrease) in net assets
Operations:
Net investment income (loss)	28,298	13,760	2,796,248	28,068
Total realized gains (losses) on investments	3,950	49,108	7,174,601	17,928
Change in net unrealized appreciation (depreciation) of investments	(10,058)	217,821	4,406,675	99,763
Net gains (losses) on investments	22,190	280,689	14,377,524	145,759
Net increase (decrease) in net assets resulting from operations	22,190	280,689	14,377,524	145,759
Policy related transactions:
Net premium payments, less sales charges and applicable premium taxes	109,286	509,669	22,908,152	267,582
Contract terminations and surrenders	(6,321)	(158,412)	(7,231,217)	(15,198)
Death benefit payments	(638)	(33)	(505,944)	(15,403)
Policy loan transfers	182	(598)	(1,025,413)	49,121
Transfers to other contracts	(73,598)	(196,432)	(16,329,260)	(115,085)
Cost of insurance and administration charges	(6,410)	(36,093)	(3,122,492)	(22,334)
Mortality and expenses charges	(971)	(3,888)	(300,561)	(4,885)
Surrender charges (refunds)	170	(206)	65,016	—
Increase (decrease) in net assets from policy related transactions	21,700	114,007	(5,541,719)	143,798
Total increase (decrease)	43,890	394,696	8,835,805	289,557
Net assets as of December 31, 2023	$455,521	$2,088,972	$141,586,155	$1,351,895
See accompanying notes.

Principal Life Insurance Co
Variable Life Separate Account

Statements of Changes in Net Assets

Years ended December 31, 2023 and 2022

	Fidelity VIP Contrafund® Portfolio - Initial Class	Fidelity VIP Contrafund® Portfolio - Service Class 2	Fidelity VIP Equity-Income Portfolio - Initial Class	Fidelity VIP Equity-Income Portfolio - Service Class 2
Net assets as of January 1, 2022	$103,556,479	$120,650,760	$25,940,558	$28,217,451
Increase (decrease) in net assets
Operations:
Net investment income (loss)	395,809	246,498	439,042	461,652
Total realized gains (losses) on investments	6,865,604	6,830,992	1,144,321	1,291,272
Change in net unrealized appreciation (depreciation) of investments	(33,821,882)	(38,668,712)	(2,939,555)	(3,225,257)
Net gains (losses) on investments	(26,560,469)	(31,591,222)	(1,356,192)	(1,472,333)
Net increase (decrease) in net assets resulting from operations	(26,560,469)	(31,591,222)	(1,356,192)	(1,472,333)
Policy related transactions:
Net premium payments, less sales charges and applicable premium taxes	2,755,110	13,303,185	1,406,889	4,204,831
Contract terminations and surrenders	(3,073,465)	(2,343,583)	(611,641)	(1,284,903)
Death benefit payments	(1,159,349)	(713,566)	(752,514)	(215,116)
Policy loan transfers	(382,355)	(73,586)	(30,345)	(97,476)
Transfers to other contracts	(2,502,760)	(13,212,301)	(1,152,090)	(2,321,246)
Cost of insurance and administration charges	(1,682,048)	(1,637,040)	(535,117)	(610,305)
Mortality and expenses charges	(170,454)	(162,214)	(53,989)	(46,039)
Surrender charges (refunds)	(1,370)	5,495	(268)	(1,491)
Increase (decrease) in net assets from policy related transactions	(6,216,691)	(4,833,610)	(1,729,075)	(371,745)
Total increase (decrease)	(32,777,160)	(36,424,832)	(3,085,267)	(1,844,078)
Net assets as of December 31, 2022	70,779,319	84,225,928	22,855,291	26,373,373

Increase (decrease) in net assets
Operations:
Net investment income (loss)	387,079	249,706	444,192	449,748
Total realized gains (losses) on investments	6,170,903	6,343,632	735,151	1,268,444
Change in net unrealized appreciation (depreciation) of investments	16,316,838	20,397,431	1,166,196	786,062
Net gains (losses) on investments	22,874,820	26,990,769	2,345,539	2,504,254
Net increase (decrease) in net assets resulting from operations	22,874,820	26,990,769	2,345,539	2,504,254
Policy related transactions:
Net premium payments, less sales charges and applicable premium taxes	2,422,923	16,246,131	944,250	4,807,111
Contract terminations and surrenders	(3,018,102)	(3,674,953)	(738,546)	(1,135,077)
Death benefit payments	(416,906)	(448,145)	(94,971)	(277,436)
Policy loan transfers	(663,340)	(819,204)	(107,501)	(193,970)
Transfers to other contracts	(2,300,499)	(16,230,763)	(818,085)	(4,738,876)
Cost of insurance and administration charges	(1,729,849)	(1,720,146)	(589,182)	(617,790)
Mortality and expenses charges	(171,607)	(170,478)	(58,861)	(46,448)
Surrender charges (refunds)	(1,293)	(12,341)	(312)	(2,511)
Increase (decrease) in net assets from policy related transactions	(5,878,673)	(6,829,899)	(1,463,208)	(2,204,997)
Total increase (decrease)	16,996,147	20,160,870	882,331	299,257
Net assets as of December 31, 2023	$87,775,466	$104,386,798	$23,737,622	$26,672,630
See accompanying notes.

Principal Life Insurance Co
Variable Life Separate Account

Statements of Changes in Net Assets

Years ended December 31, 2023 and 2022

	Fidelity VIP Extended Market Index Portfolio - Service Class 2	Fidelity VIP Government Money Market Portfolio - Service Class	Fidelity VIP Growth Portfolio - Service Class 2	Fidelity VIP High Income Portfolio - Initial Class
Net assets as of January 1, 2022	$258,961	$330,813,067	$28,334,218	$6,047,622
Increase (decrease) in net assets
Operations:
Net investment income (loss)	1,777	4,868,151	79,795	251,417
Total realized gains (losses) on investments	15,441	—	2,212,709	(123,286)
Change in net unrealized appreciation (depreciation) of investments	(56,423)	—	(9,234,196)	(783,661)
Net gains (losses) on investments	(39,205)	4,868,151	(6,941,692)	(655,530)
Net increase (decrease) in net assets resulting from operations	(39,205)	4,868,151	(6,941,692)	(655,530)
Policy related transactions:
Net premium payments, less sales charges and applicable premium taxes	40,357	257,333,681	2,481,398	(38,710)
Contract terminations and surrenders	—	(16,862,212)	(772,678)	(109,846)
Death benefit payments	—	(2,488,197)	(194,452)	(89,978)
Policy loan transfers	1,450	(45,729)	(42,441)	101,653
Transfers to other contracts	(75,780)	(186,336,673)	(1,268,753)	(426,987)
Cost of insurance and administration charges	(5,648)	(8,250,996)	(459,556)	(142,552)
Mortality and expenses charges	(808)	(1,060,912)	(47,885)	(14,176)
Surrender charges (refunds)	—	401,036	(104)	(48)
Increase (decrease) in net assets from policy related transactions	(40,429)	42,689,998	(304,471)	(720,644)
Total increase (decrease)	(79,634)	47,558,149	(7,246,163)	(1,376,174)
Net assets as of December 31, 2022	179,327	378,371,216	21,088,055	4,671,448

Increase (decrease) in net assets
Operations:
Net investment income (loss)	7,865	18,515,909	578	264,180
Total realized gains (losses) on investments	(13,750)	—	2,079,667	(153,390)
Change in net unrealized appreciation (depreciation) of investments	73,990	—	4,612,677	354,596
Net gains (losses) on investments	68,105	18,515,909	6,692,922	465,386
Net increase (decrease) in net assets resulting from operations	68,105	18,515,909	6,692,922	465,386
Policy related transactions:
Net premium payments, less sales charges and applicable premium taxes	342,976	248,888,745	2,212,958	570,421
Contract terminations and surrenders	—	(39,965,382)	(612,207)	(157,258)
Death benefit payments	—	(1,211,977)	(33,274)	(28,222)
Policy loan transfers	3,881	1,328,596	(146,932)	91,197
Transfers to other contracts	(54,277)	(173,473,547)	(4,711,485)	(591,992)
Cost of insurance and administration charges	(6,685)	(8,530,749)	(476,466)	(164,251)
Mortality and expenses charges	(908)	(1,131,110)	(47,287)	(16,263)
Surrender charges (refunds)	—	531,178	(507)	(67)
Increase (decrease) in net assets from policy related transactions	284,987	26,435,754	(3,815,200)	(296,435)
Total increase (decrease)	353,092	44,951,663	2,877,722	168,951
Net assets as of December 31, 2023	$532,419	$423,322,879	$23,965,777	$4,840,399
See accompanying notes.

Principal Life Insurance Co
Variable Life Separate Account

Statements of Changes in Net Assets

Years ended December 31, 2023 and 2022

	Fidelity VIP High Income Portfolio - Service Class 2	Fidelity VIP International Index Portfolio - Service Class 2	Fidelity VIP Mid Cap Portfolio - Service Class 2	Fidelity VIP Strategic Income Portfolio - Service Class 2
Net assets as of January 1, 2022	$18,599,563	$3,460,016	$38,139,094	$6,620,553
Increase (decrease) in net assets
Operations:
Net investment income (loss)	766,888	61,144	87,429	230,183
Total realized gains (losses) on investments	(527,847)	(214,250)	2,835,299	(59,007)
Change in net unrealized appreciation (depreciation) of investments	(2,354,422)	(431,511)	(8,593,355)	(962,909)
Net gains (losses) on investments	(2,115,381)	(584,617)	(5,670,627)	(791,733)
Net increase (decrease) in net assets resulting from operations	(2,115,381)	(584,617)	(5,670,627)	(791,733)
Policy related transactions:
Net premium payments, less sales charges and applicable premium taxes	1,977,701	6,906,179	4,555,528	2,029,990
Contract terminations and surrenders	(765,109)	(8,159)	(1,164,975)	(51,663)
Death benefit payments	(48,325)	(4,874)	(144,580)	—
Policy loan transfers	(99,531)	(303,396)	10,655	4,083
Transfers to other contracts	(2,983,684)	(6,529,289)	(3,660,215)	(1,244,117)
Cost of insurance and administration charges	(333,968)	(42,606)	(671,502)	(98,394)
Mortality and expenses charges	(35,135)	(6,440)	(74,170)	(15,967)
Surrender charges (refunds)	7,744	205	6,968	1,693
Increase (decrease) in net assets from policy related transactions	(2,280,307)	11,620	(1,142,291)	625,625
Total increase (decrease)	(4,395,688)	(572,997)	(6,812,918)	(166,108)
Net assets as of December 31, 2022	14,203,875	2,887,019	31,326,176	6,454,445

Increase (decrease) in net assets
Operations:
Net investment income (loss)	759,080	129,360	118,923	254,904
Total realized gains (losses) on investments	(678,717)	(101,288)	1,289,293	(307,566)
Change in net unrealized appreciation (depreciation) of investments	1,243,851	584,771	2,901,558	581,803
Net gains (losses) on investments	1,324,214	612,843	4,309,774	529,141
Net increase (decrease) in net assets resulting from operations	1,324,214	612,843	4,309,774	529,141
Policy related transactions:
Net premium payments, less sales charges and applicable premium taxes	2,662,475	8,736,757	3,334,435	1,538,365
Contract terminations and surrenders	(622,143)	(59,273)	(1,354,678)	(1,350,579)
Death benefit payments	(201,483)	(37,211)	(198,352)	—
Policy loan transfers	(114,823)	16,164	(488,231)	(1,082)
Transfers to other contracts	(3,160,060)	(6,648,451)	(3,736,873)	(956,592)
Cost of insurance and administration charges	(302,136)	(57,754)	(646,356)	(90,863)
Mortality and expenses charges	(28,582)	(8,587)	(69,556)	(14,443)
Surrender charges (refunds)	(2,361)	451	(1,110)	10,392
Increase (decrease) in net assets from policy related transactions	(1,769,113)	1,942,096	(3,160,721)	(864,802)
Total increase (decrease)	(444,899)	2,554,939	1,149,053	(335,661)
Net assets as of December 31, 2023	$13,758,976	$5,441,958	$32,475,229	$6,118,784
See accompanying notes.

Principal Life Insurance Co
Variable Life Separate Account

Statements of Changes in Net Assets

Years ended December 31, 2023 and 2022

	Fidelity VIP Total Market Index Portfolio - Service Class 2	Franklin Templeton VIP Trust - Franklin Income VIP Fund - Class 2	Franklin Templeton VIP Trust - Franklin Mutual Global Discovery VIP Fund - Class 2	Franklin Templeton VIP Trust - Franklin Mutual Shares VIP Fund - Class 2
Net assets as of January 1, 2022	$2,091,476	$14,109,631	$10,504,353	$12,905,068
Increase (decrease) in net assets
Operations:
Net investment income (loss)	119,673	656,225	138,312	225,412
Total realized gains (losses) on investments	90,121	296,712	797,225	1,241,979
Change in net unrealized appreciation (depreciation) of investments	(1,872,416)	(1,713,498)	(1,458,300)	(2,443,255)
Net gains (losses) on investments	(1,662,622)	(760,561)	(522,763)	(975,864)
Net increase (decrease) in net assets resulting from operations	(1,662,622)	(760,561)	(522,763)	(975,864)
Policy related transactions:
Net premium payments, less sales charges and applicable premium taxes	13,437,237	2,938,485	1,973,559	978,154
Contract terminations and surrenders	(85,598)	(551,629)	(238,627)	(91,461)
Death benefit payments	—	(28,411)	(79,389)	(25,652)
Policy loan transfers	(5,358)	(53,810)	(66,058)	(683)
Transfers to other contracts	(914,924)	(1,515,854)	(1,658,468)	(624,613)
Cost of insurance and administration charges	(268,789)	(246,115)	(211,332)	(160,095)
Mortality and expenses charges	(41,300)	(43,227)	(29,991)	(27,205)
Surrender charges (refunds)	2,804	13,532	1,622	792
Increase (decrease) in net assets from policy related transactions	12,124,072	512,971	(308,684)	49,237
Total increase (decrease)	10,461,450	(247,590)	(831,447)	(926,627)
Net assets as of December 31, 2022	12,552,926	13,862,041	9,672,906	11,978,441

Increase (decrease) in net assets
Operations:
Net investment income (loss)	184,278	803,025	244,532	205,762
Total realized gains (losses) on investments	(169,726)	837,527	553,172	476,424
Change in net unrealized appreciation (depreciation) of investments	4,364,164	(350,984)	1,058,848	762,890
Net gains (losses) on investments	4,378,716	1,289,568	1,856,552	1,445,076
Net increase (decrease) in net assets resulting from operations	4,378,716	1,289,568	1,856,552	1,445,076
Policy related transactions:
Net premium payments, less sales charges and applicable premium taxes	9,538,261	4,666,881	1,226,520	739,152
Contract terminations and surrenders	(1,218,123)	(972,350)	(702,443)	(205,523)
Death benefit payments	(22,774)	(22,406)	(100,152)	(250,994)
Policy loan transfers	(252,557)	23,690	(175,545)	78
Transfers to other contracts	(1,160,366)	(1,533,048)	(1,035,496)	(1,711,146)
Cost of insurance and administration charges	(584,252)	(284,772)	(224,590)	(169,526)
Mortality and expenses charges	(90,092)	(47,974)	(31,505)	(27,645)
Surrender charges (refunds)	14,401	6,674	7,540	3,451
Increase (decrease) in net assets from policy related transactions	6,224,498	1,836,695	(1,035,671)	(1,622,153)
Total increase (decrease)	10,603,214	3,126,263	820,881	(177,077)
Net assets as of December 31, 2023	$23,156,140	$16,988,304	$10,493,787	$11,801,364
See accompanying notes.

Principal Life Insurance Co
Variable Life Separate Account

Statements of Changes in Net Assets

Years ended December 31, 2023 and 2022

	Franklin Templeton VIP Trust - Franklin Rising Dividends VIP Fund - Class 2	Franklin Templeton VIP Trust - Franklin Small Cap Value VIP Fund - Class 2	Franklin Templeton VIP Trust - Franklin Strategic Income VIP Fund - Class 2	Franklin Templeton VIP Trust - Franklin U.S. Government Securities VIP Fund - Class 2
Net assets as of January 1, 2022	$26,489,840	$20,406,548	$16,945,175	$250,206
Increase (decrease) in net assets
Operations:
Net investment income (loss)	186,296	180,667	631,536	5,792
Total realized gains (losses) on investments	3,217,550	3,287,556	(460,010)	(2,835)
Change in net unrealized appreciation (depreciation) of investments	(6,210,439)	(5,541,345)	(1,954,091)	(28,089)
Net gains (losses) on investments	(2,806,593)	(2,073,122)	(1,782,565)	(25,132)
Net increase (decrease) in net assets resulting from operations	(2,806,593)	(2,073,122)	(1,782,565)	(25,132)
Policy related transactions:
Net premium payments, less sales charges and applicable premium taxes	3,993,255	8,311,674	2,661,695	36,915
Contract terminations and surrenders	(809,232)	(240,339)	(790,578)	—
Death benefit payments	(26,784)	(142,819)	—	—
Policy loan transfers	(111,555)	85,592	14,497	(607)
Transfers to other contracts	(2,467,763)	(7,164,370)	(2,756,243)	(13,631)
Cost of insurance and administration charges	(395,090)	(260,072)	(302,706)	(3,514)
Mortality and expenses charges	(56,318)	(41,847)	(49,621)	(689)
Surrender charges (refunds)	21,054	2,939	25,823	—
Increase (decrease) in net assets from policy related transactions	147,567	550,758	(1,197,133)	18,474
Total increase (decrease)	(2,659,026)	(1,522,364)	(2,979,698)	(6,658)
Net assets as of December 31, 2022	23,830,814	18,884,184	13,965,477	243,548

Increase (decrease) in net assets
Operations:
Net investment income (loss)	225,874	94,486	652,675	6,285
Total realized gains (losses) on investments	2,750,120	(195,308)	(566,396)	(42,054)
Change in net unrealized appreciation (depreciation) of investments	(149,983)	2,175,185	988,898	45,514
Net gains (losses) on investments	2,826,011	2,074,363	1,075,177	9,745
Net increase (decrease) in net assets resulting from operations	2,826,011	2,074,363	1,075,177	9,745
Policy related transactions:
Net premium payments, less sales charges and applicable premium taxes	4,304,048	4,987,178	2,909,556	41,845
Contract terminations and surrenders	(1,276,701)	(1,254,685)	(407,212)	(1,365)
Death benefit payments	(35,868)	(42,337)	(22,379)	—
Policy loan transfers	(323,917)	65,394	(11,668)	(18,428)
Transfers to other contracts	(3,278,059)	(6,175,789)	(3,237,072)	(217,214)
Cost of insurance and administration charges	(438,371)	(271,516)	(291,538)	(2,936)
Mortality and expenses charges	(60,892)	(42,181)	(47,187)	(580)
Surrender charges (refunds)	9,731	18,959	10,108	37
Increase (decrease) in net assets from policy related transactions	(1,100,029)	(2,714,977)	(1,097,392)	(198,641)
Total increase (decrease)	1,725,982	(640,614)	(22,215)	(188,896)
Net assets as of December 31, 2023	$25,556,796	$18,243,570	$13,943,262	$54,652
See accompanying notes.

Principal Life Insurance Co
Variable Life Separate Account

Statements of Changes in Net Assets

Years ended December 31, 2023 and 2022

	Franklin Templeton VIP Trust - Templeton Developing Markets VIP Fund - Class 2	Franklin Templeton VIP Trust - Templeton Foreign VIP Fund - Class 2	Franklin Templeton VIP Trust - Templeton Global Bond VIP Fund - Class 2	Global Emerging Markets Account - Class 1
Net assets as of January 1, 2022	$10,099,929	$12,547,987	$12,556,392	$46,004,296
Increase (decrease) in net assets
Operations:
Net investment income (loss)	226,663	354,867	—	589,308
Total realized gains (losses) on investments	431,708	(310,363)	(788,408)	3,470,380
Change in net unrealized appreciation (depreciation) of investments	(2,875,100)	(990,655)	226,207	(14,250,005)
Net gains (losses) on investments	(2,216,729)	(946,151)	(562,201)	(10,190,317)
Net increase (decrease) in net assets resulting from operations	(2,216,729)	(946,151)	(562,201)	(10,190,317)
Policy related transactions:
Net premium payments, less sales charges and applicable premium taxes	8,206,940	1,682,362	1,877,108	6,078,955
Contract terminations and surrenders	(123,928)	(84,397)	(289,816)	(1,232,345)
Death benefit payments	(7,287)	(62,753)	(130,994)	(208,383)
Policy loan transfers	(83,281)	6,864	(13,790)	256,071
Transfers to other contracts	(7,831,994)	(1,661,064)	(2,330,277)	(4,620,736)
Cost of insurance and administration charges	(149,207)	(168,054)	(234,261)	(1,147,327)
Mortality and expenses charges	(24,709)	(27,421)	(30,731)	(85,538)
Surrender charges (refunds)	3,155	2,271	3,496	5,266
Increase (decrease) in net assets from policy related transactions	(10,311)	(312,192)	(1,149,265)	(954,037)
Total increase (decrease)	(2,227,040)	(1,258,343)	(1,711,466)	(11,144,354)
Net assets as of December 31, 2022	7,872,889	11,289,644	10,844,926	34,859,942

Increase (decrease) in net assets
Operations:
Net investment income (loss)	175,544	394,857	—	863,808
Total realized gains (losses) on investments	(384,328)	26,650	(724,690)	(749,939)
Change in net unrealized appreciation (depreciation) of investments	1,189,810	1,849,792	962,308	4,074,716
Net gains (losses) on investments	981,026	2,271,299	237,618	4,188,585
Net increase (decrease) in net assets resulting from operations	981,026	2,271,299	237,618	4,188,585
Policy related transactions:
Net premium payments, less sales charges and applicable premium taxes	6,351,987	2,477,565	2,133,832	4,695,969
Contract terminations and surrenders	(106,194)	(218,956)	(768,062)	(1,812,316)
Death benefit payments	—	(11,253)	(38,315)	(67,122)
Policy loan transfers	42,938	12,953	(26,465)	(342,231)
Transfers to other contracts	(6,153,710)	(2,588,505)	(2,397,118)	(4,614,789)
Cost of insurance and administration charges	(160,966)	(173,993)	(222,550)	(1,086,626)
Mortality and expenses charges	(26,158)	(28,159)	(28,547)	(81,082)
Surrender charges (refunds)	1,724	2,541	8,537	8,569
Increase (decrease) in net assets from policy related transactions	(50,379)	(527,807)	(1,338,688)	(3,299,628)
Total increase (decrease)	930,647	1,743,492	(1,101,070)	888,957
Net assets as of December 31, 2023	$8,803,536	$13,033,136	$9,743,856	$35,748,899
See accompanying notes.

Principal Life Insurance Co
Variable Life Separate Account

Statements of Changes in Net Assets

Years ended December 31, 2023 and 2022

	Goldman Sachs VIT Small Cap Equity Insights Fund - Institutional Shares	Government & High Quality Bond Account - Class 1	Invesco V.I. American Franchise Fund - Series I Shares	Invesco V.I. American Franchise Fund - Series II Shares
Net assets as of January 1, 2022	$1,881,715	$53,289,617	$4,773,820	$4,632,109
Increase (decrease) in net assets
Operations:
Net investment income (loss)	4,868	654,005	—	—
Total realized gains (losses) on investments	86,273	(1,328,516)	1,062,244	1,096,935
Change in net unrealized appreciation (depreciation) of investments	(459,423)	(5,415,922)	(2,516,517)	(2,523,740)
Net gains (losses) on investments	(368,282)	(6,090,433)	(1,454,273)	(1,426,805)
Net increase (decrease) in net assets resulting from operations	(368,282)	(6,090,433)	(1,454,273)	(1,426,805)
Policy related transactions:
Net premium payments, less sales charges and applicable premium taxes	357,549	10,008,344	238,441	422,556
Contract terminations and surrenders	—	(1,586,295)	(142,198)	(27,848)
Death benefit payments	—	(549,125)	(18,679)	(7,521)
Policy loan transfers	62,434	(347,899)	644	(269)
Transfers to other contracts	(310,461)	(9,365,147)	(182,257)	(354,762)
Cost of insurance and administration charges	(14,814)	(1,355,396)	(59,002)	(75,544)
Mortality and expenses charges	(2,453)	(141,961)	(6,726)	(6,542)
Surrender charges (refunds)	—	22,451	(9)	(1,069)
Increase (decrease) in net assets from policy related transactions	92,255	(3,315,028)	(169,786)	(50,999)
Total increase (decrease)	(276,027)	(9,405,461)	(1,624,059)	(1,477,804)
Net assets as of December 31, 2022	1,605,688	43,884,156	3,149,761	3,154,305

Increase (decrease) in net assets
Operations:
Net investment income (loss)	10,132	1,117,443	—	—
Total realized gains (losses) on investments	(181,622)	(1,584,610)	105,411	(84,741)
Change in net unrealized appreciation (depreciation) of investments	439,081	2,571,194	1,205,595	1,307,417
Net gains (losses) on investments	267,591	2,104,027	1,311,006	1,222,676
Net increase (decrease) in net assets resulting from operations	267,591	2,104,027	1,311,006	1,222,676
Policy related transactions:
Net premium payments, less sales charges and applicable premium taxes	449,376	13,153,379	364,343	381,632
Contract terminations and surrenders	(61,645)	(2,247,213)	(28,240)	(133,321)
Death benefit payments	—	(134,772)	(477)	(1,196)
Policy loan transfers	12,702	(61,916)	(22,503)	(13,833)
Transfers to other contracts	(1,172,524)	(6,982,654)	(149,745)	(486,171)
Cost of insurance and administration charges	(16,730)	(1,363,134)	(61,821)	(76,630)
Mortality and expenses charges	(2,656)	(142,860)	(7,052)	(6,775)
Surrender charges (refunds)	—	18,001	(11)	1,120
Increase (decrease) in net assets from policy related transactions	(791,477)	2,238,831	94,494	(335,174)
Total increase (decrease)	(523,886)	4,342,858	1,405,500	887,502
Net assets as of December 31, 2023	$1,081,802	$48,227,014	$4,555,261	$4,041,807
See accompanying notes.

Principal Life Insurance Co
Variable Life Separate Account

Statements of Changes in Net Assets

Years ended December 31, 2023 and 2022

	Invesco V.I. American Value Fund - Series I Shares	Invesco V.I. Core Equity Fund - Series I Shares	Invesco V.I. Core Equity Fund - Series II Shares	Invesco V.I. Discovery Mid Cap Growth Fund - Series I Shares
Net assets as of January 1, 2022	$281,404	$8,148,024	$12,066,596	$4,595,901
Increase (decrease) in net assets
Operations:
Net investment income (loss)	3,327	59,787	58,812	(107)
Total realized gains (losses) on investments	69,660	1,040,153	1,387,851	994,686
Change in net unrealized appreciation (depreciation) of investments	(89,339)	(2,694,294)	(3,816,348)	(2,478,116)
Net gains (losses) on investments	(16,352)	(1,594,354)	(2,369,685)	(1,483,537)
Net increase (decrease) in net assets resulting from operations	(16,352)	(1,594,354)	(2,369,685)	(1,483,537)
Policy related transactions:
Net premium payments, less sales charges and applicable premium taxes	570,216	398,252	781,610	1,694,541
Contract terminations and surrenders	(4,343)	(177,169)	(850,209)	(220,991)
Death benefit payments	—	(8,256)	(8,016)	(10,431)
Policy loan transfers	1,350	(9,494)	(135,110)	(96,906)
Transfers to other contracts	(337,027)	(520,765)	(575,455)	(1,148,459)
Cost of insurance and administration charges	(21,771)	(179,868)	(315,329)	(129,684)
Mortality and expenses charges	(3,249)	(19,377)	(16,532)	(18,910)
Surrender charges (refunds)	(205)	(33)	18,266	2,990
Increase (decrease) in net assets from policy related transactions	204,971	(516,710)	(1,100,775)	72,150
Total increase (decrease)	188,619	(2,111,064)	(3,470,460)	(1,411,387)
Net assets as of December 31, 2022	470,023	6,036,960	8,596,136	3,184,514

Increase (decrease) in net assets
Operations:
Net investment income (loss)	2,887	46,674	41,462	(103)
Total realized gains (losses) on investments	59,496	(38,237)	(99,377)	(958,673)
Change in net unrealized appreciation (depreciation) of investments	(771)	1,340,008	1,929,966	1,345,133
Net gains (losses) on investments	61,612	1,348,445	1,872,051	386,357
Net increase (decrease) in net assets resulting from operations	61,612	1,348,445	1,872,051	386,357
Policy related transactions:
Net premium payments, less sales charges and applicable premium taxes	258,760	280,429	725,226	748,836
Contract terminations and surrenders	(26,296)	(233,774)	(859,276)	(987,371)
Death benefit payments	—	(66,618)	(21,719)	(10,371)
Policy loan transfers	(5,748)	(32,743)	(439,196)	(6,422)
Transfers to other contracts	(234,048)	(358,613)	(394,976)	(474,374)
Cost of insurance and administration charges	(26,878)	(184,345)	(289,610)	(115,125)
Mortality and expenses charges	(3,930)	(19,754)	(13,910)	(15,995)
Surrender charges (refunds)	268	(81)	12,174	21,602
Increase (decrease) in net assets from policy related transactions	(37,872)	(615,499)	(1,281,287)	(839,220)
Total increase (decrease)	23,740	732,946	590,764	(452,863)
Net assets as of December 31, 2023	$493,763	$6,769,906	$9,186,900	$2,731,651
See accompanying notes.

Principal Life Insurance Co
Variable Life Separate Account

Statements of Changes in Net Assets

Years ended December 31, 2023 and 2022

	Invesco V.I. EQV International Equity Fund - Series I Shares	Invesco V.I. Global Real Estate Fund - Series I Shares	Invesco V.I. Health Care Fund - Series I Shares	Invesco V.I. Main Street Mid Cap Fund - Series II Shares
Net assets as of January 1, 2022	$16,403,953	$1,285,260	$24,014,977	$814,221
Increase (decrease) in net assets
Operations:
Net investment income (loss)	224,911	41,431	(69)	420
Total realized gains (losses) on investments	1,041,520	(34,194)	2,830,712	121,051
Change in net unrealized appreciation (depreciation) of investments	(4,183,817)	(384,178)	(6,072,502)	(233,513)
Net gains (losses) on investments	(2,917,386)	(376,941)	(3,241,859)	(112,042)
Net increase (decrease) in net assets resulting from operations	(2,917,386)	(376,941)	(3,241,859)	(112,042)
Policy related transactions:
Net premium payments, less sales charges and applicable premium taxes	3,334,758	787,181	8,025,945	136,434
Contract terminations and surrenders	(577,469)	(7,966)	(465,622)	(45,068)
Death benefit payments	(109,394)	(1,112)	(161,301)	—
Policy loan transfers	(94,149)	(1,515)	(153,617)	(10,136)
Transfers to other contracts	(3,431,898)	(316,583)	(7,691,090)	(174,510)
Cost of insurance and administration charges	(207,476)	(25,731)	(378,012)	(22,858)
Mortality and expenses charges	(35,272)	(4,270)	(39,831)	(3,335)
Surrender charges (refunds)	13,525	261	5,236	(171)
Increase (decrease) in net assets from policy related transactions	(1,107,375)	430,265	(858,292)	(119,644)
Total increase (decrease)	(4,024,761)	53,324	(4,100,151)	(231,686)
Net assets as of December 31, 2022	12,379,192	1,338,584	19,914,826	582,535

Increase (decrease) in net assets
Operations:
Net investment income (loss)	27,771	21,668	(100)	230
Total realized gains (losses) on investments	(608,381)	(48,573)	(1,364,803)	(44,568)
Change in net unrealized appreciation (depreciation) of investments	2,870,939	150,849	1,812,063	122,806
Net gains (losses) on investments	2,290,329	123,944	447,160	78,468
Net increase (decrease) in net assets resulting from operations	2,290,329	123,944	447,160	78,468
Policy related transactions:
Net premium payments, less sales charges and applicable premium taxes	4,216,376	694,964	5,005,665	114,503
Contract terminations and surrenders	(448,316)	(16,138)	(960,967)	(38,746)
Death benefit payments	(211,983)	(4,176)	(88,901)	—
Policy loan transfers	62,459	(26)	(171,717)	(995)
Transfers to other contracts	(3,031,575)	(401,956)	(7,366,930)	(84,645)
Cost of insurance and administration charges	(226,180)	(25,122)	(354,465)	(21,450)
Mortality and expenses charges	(37,386)	(4,083)	(34,660)	(2,964)
Surrender charges (refunds)	6,754	434	7,951	270
Increase (decrease) in net assets from policy related transactions	330,149	243,897	(3,964,024)	(34,027)
Total increase (decrease)	2,620,478	367,841	(3,516,864)	44,441
Net assets as of December 31, 2023	$14,999,670	$1,706,425	$16,397,962	$626,976
See accompanying notes.

Principal Life Insurance Co
Variable Life Separate Account

Statements of Changes in Net Assets

Years ended December 31, 2023 and 2022

	Invesco V.I. Main Street Small Cap Fund - Series II Shares	Invesco V.I. Small Cap Equity Fund - Series I Shares	Invesco V.I. Technology Fund - Series I Shares	Janus Henderson Global Sustainable Equity Portfolio - Service Shares
Net assets as of January 1, 2022	$9,649,461	$12,787,886	$14,169,621	$—
Increase (decrease) in net assets
Operations:
Net investment income (loss)	23,692	(37)	(213)	17
Total realized gains (losses) on investments	1,928,687	1,761,941	3,936,753	—
Change in net unrealized appreciation (depreciation) of investments	(3,582,782)	(4,365,077)	(9,284,751)	249
Net gains (losses) on investments	(1,630,403)	(2,603,173)	(5,348,211)	266
Net increase (decrease) in net assets resulting from operations	(1,630,403)	(2,603,173)	(5,348,211)	266
Policy related transactions:
Net premium payments, less sales charges and applicable premium taxes	5,331,264	1,883,056	6,356,048	2,836
Contract terminations and surrenders	(241,650)	(241,748)	(196,195)	—
Death benefit payments	—	(38,059)	(151,993)	—
Policy loan transfers	(32,745)	1,247	(9,485)	—
Transfers to other contracts	(3,265,684)	(1,691,702)	(6,899,384)	1
Cost of insurance and administration charges	(126,901)	(141,815)	(137,466)	(16)
Mortality and expenses charges	(18,874)	(22,152)	(19,857)	—
Surrender charges (refunds)	7,576	3,947	(15)	—
Increase (decrease) in net assets from policy related transactions	1,652,986	(247,226)	(1,058,347)	2,821
Total increase (decrease)	22,583	(2,850,399)	(6,406,558)	3,087
Net assets as of December 31, 2022	9,672,044	9,937,487	7,763,063	3,087

Increase (decrease) in net assets
Operations:
Net investment income (loss)	102,892	(20)	(228)	550
Total realized gains (losses) on investments	(469,366)	(153,465)	(3,587,701)	(1)
Change in net unrealized appreciation (depreciation) of investments	2,254,551	1,818,408	6,740,320	8,829
Net gains (losses) on investments	1,888,077	1,664,923	3,152,391	9,378
Net increase (decrease) in net assets resulting from operations	1,888,077	1,664,923	3,152,391	9,378
Policy related transactions:
Net premium payments, less sales charges and applicable premium taxes	4,689,665	2,612,400	6,388,986	130,557
Contract terminations and surrenders	(312,311)	(166,111)	(1,372,029)	—
Death benefit payments	(8,278)	(48,851)	(263,196)	—
Policy loan transfers	16,019	(82,051)	10,417	—
Transfers to other contracts	(3,628,644)	(2,344,769)	(6,228,481)	(19,944)
Cost of insurance and administration charges	(148,680)	(145,080)	(123,062)	(557)
Mortality and expenses charges	(21,978)	(22,069)	(16,550)	(47)
Surrender charges (refunds)	6,065	650	(17)	—
Increase (decrease) in net assets from policy related transactions	591,858	(195,881)	(1,603,932)	110,009
Total increase (decrease)	2,479,935	1,469,042	1,548,459	119,387
Net assets as of December 31, 2023	$12,151,979	$11,406,529	$9,311,522	$122,474
See accompanying notes.

Principal Life Insurance Co
Variable Life Separate Account

Statements of Changes in Net Assets

Years ended December 31, 2023 and 2022

	Janus Henderson Series Balanced Portfolio - Service Shares	Janus Henderson Series Enterprise Portfolio - Service Shares	Janus Henderson Series Flexible Bond Portfolio - Service Shares	Janus Henderson Series Forty Portfolio - Service Shares
Net assets as of January 1, 2022	$41,748,108	$80,281,672	$40,193,002	$22,798,628
Increase (decrease) in net assets
Operations:
Net investment income (loss)	423,152	175,727	751,714	8,105
Total realized gains (losses) on investments	2,037,898	12,012,119	(34,295)	2,790,586
Change in net unrealized appreciation (depreciation) of investments	(9,344,515)	(24,763,880)	(6,224,905)	(10,329,720)
Net gains (losses) on investments	(6,883,465)	(12,576,034)	(5,507,486)	(7,531,029)
Net increase (decrease) in net assets resulting from operations	(6,883,465)	(12,576,034)	(5,507,486)	(7,531,029)
Policy related transactions:
Net premium payments, less sales charges and applicable premium taxes	9,782,683	15,332,180	14,753,124	5,066,824
Contract terminations and surrenders	(852,199)	(1,583,311)	(1,299,113)	(1,164,154)
Death benefit payments	(27,477)	(217,982)	(18,913)	(73,206)
Policy loan transfers	(512,933)	(1,155,657)	(725,111)	90,052
Transfers to other contracts	(4,864,336)	(17,442,785)	(13,378,114)	(4,696,594)
Cost of insurance and administration charges	(538,964)	(1,128,861)	(582,703)	(353,735)
Mortality and expenses charges	(89,071)	(165,727)	(95,736)	(51,947)
Surrender charges (refunds)	7,618	40,387	40,470	32,664
Increase (decrease) in net assets from policy related transactions	2,905,321	(6,321,756)	(1,306,096)	(1,150,096)
Total increase (decrease)	(3,978,144)	(18,897,790)	(6,813,582)	(8,681,125)
Net assets as of December 31, 2022	37,769,964	61,383,882	33,379,420	14,117,503

Increase (decrease) in net assets
Operations:
Net investment income (loss)	738,534	57,123	1,218,626	23,000
Total realized gains (losses) on investments	689,182	3,176,755	(1,101,521)	(251,237)
Change in net unrealized appreciation (depreciation) of investments	4,338,349	7,007,611	1,623,800	5,966,956
Net gains (losses) on investments	5,766,065	10,241,489	1,740,905	5,738,719
Net increase (decrease) in net assets resulting from operations	5,766,065	10,241,489	1,740,905	5,738,719
Policy related transactions:
Net premium payments, less sales charges and applicable premium taxes	7,231,497	17,009,960	7,525,043	6,101,665
Contract terminations and surrenders	(454,753)	(5,368,061)	(572,104)	(598,089)
Death benefit payments	(30,731)	(99,964)	(77,771)	(16,462)
Policy loan transfers	90,617	(412,354)	(632,034)	52,843
Transfers to other contracts	(5,320,101)	(15,727,608)	(6,264,176)	(4,421,364)
Cost of insurance and administration charges	(605,320)	(1,091,621)	(610,600)	(365,295)
Mortality and expenses charges	(98,607)	(156,818)	(97,506)	(52,110)
Surrender charges (refunds)	10,213	87,989	9,041	7,873
Increase (decrease) in net assets from policy related transactions	822,815	(5,758,477)	(720,107)	709,061
Total increase (decrease)	6,588,880	4,483,012	1,020,798	6,447,780
Net assets as of December 31, 2023	$44,358,844	$65,866,894	$34,400,218	$20,565,283
See accompanying notes.

Principal Life Insurance Co
Variable Life Separate Account

Statements of Changes in Net Assets

Years ended December 31, 2023 and 2022

	Janus Henderson Series Global Research Portfolio - Service Shares	Janus Henderson Series Global Technology and Innovation Portfolio - Service Shares	Janus Henderson Series Overseas Portfolio - Service Shares	LargeCap Growth Account I - Class 1
Net assets as of January 1, 2022	$5,243,631	$5,459,857	$3,215,118	$458,752,967
Increase (decrease) in net assets
Operations:
Net investment income (loss)	64,984	(303)	48,455	(2,044)
Total realized gains (losses) on investments	538,459	54,141	93,690	47,914,081
Change in net unrealized appreciation (depreciation) of investments	(1,620,688)	(2,024,241)	(442,300)	(202,043,409)
Net gains (losses) on investments	(1,017,245)	(1,970,403)	(300,155)	(154,131,372)
Net increase (decrease) in net assets resulting from operations	(1,017,245)	(1,970,403)	(300,155)	(154,131,372)
Policy related transactions:
Net premium payments, less sales charges and applicable premium taxes	3,351,371	1,139,510	7,924,789	70,195,170
Contract terminations and surrenders	(177,129)	(456,621)	(2,806)	(9,207,408)
Death benefit payments	—	—	—	(2,250,059)
Policy loan transfers	(36,243)	(7,335)	16,719	(2,244,324)
Transfers to other contracts	(3,209,814)	(1,012,135)	(7,992,756)	(71,942,472)
Cost of insurance and administration charges	(72,599)	(67,704)	(38,481)	(5,702,580)
Mortality and expenses charges	(12,574)	(7,035)	(6,496)	(693,568)
Surrender charges (refunds)	5,752	13,404	—	120,576
Increase (decrease) in net assets from policy related transactions	(151,236)	(397,916)	(99,031)	(21,724,665)
Total increase (decrease)	(1,168,481)	(2,368,319)	(399,186)	(175,856,037)
Net assets as of December 31, 2022	4,075,150	3,091,538	2,815,932	282,896,930

Increase (decrease) in net assets
Operations:
Net investment income (loss)	38,273	(383)	43,393	(1,934)
Total realized gains (losses) on investments	212,084	(423,423)	312,779	18,331,919
Change in net unrealized appreciation (depreciation) of investments	869,035	2,250,647	(39,505)	92,572,114
Net gains (losses) on investments	1,119,392	1,826,841	316,667	110,902,099
Net increase (decrease) in net assets resulting from operations	1,119,392	1,826,841	316,667	110,902,099
Policy related transactions:
Net premium payments, less sales charges and applicable premium taxes	1,887,578	1,634,227	7,622,560	62,603,927
Contract terminations and surrenders	(165,261)	(189,557)	(17,726)	(17,642,045)
Death benefit payments	(8,940)	—	—	(1,201,038)
Policy loan transfers	(25,134)	(70,439)	18,509	(2,254,395)
Transfers to other contracts	(1,190,392)	(857,423)	(7,724,254)	(52,633,449)
Cost of insurance and administration charges	(82,193)	(79,602)	(60,493)	(5,777,175)
Mortality and expenses charges	(13,905)	(7,125)	(9,641)	(688,165)
Surrender charges (refunds)	4,232	(1,057)	—	122,815
Increase (decrease) in net assets from policy related transactions	405,985	429,024	(171,045)	(17,469,525)
Total increase (decrease)	1,525,377	2,255,865	145,622	93,432,574
Net assets as of December 31, 2023	$5,600,527	$5,347,403	$2,961,554	$376,329,504
See accompanying notes.

Principal Life Insurance Co
Variable Life Separate Account

Statements of Changes in Net Assets

Years ended December 31, 2023 and 2022

	LargeCap S&P 500 Index Account - Class 1	Lord Abbett Series Fund Developing Growth Portfolio - Class VC	LVIP JPMorgan Core Bond Fund - Class 1 Shares	LVIP JPMorgan Small Cap Core Fund - Class 1 Shares
Net assets as of January 1, 2022	$420,417,963	$3,107,345	$—	$—
Increase (decrease) in net assets
Operations:
Net investment income (loss)	4,671,015	(27)	—	—
Total realized gains (losses) on investments	47,873,852	(337,302)	—	—
Change in net unrealized appreciation (depreciation) of investments	(129,516,508)	(785,206)	—	—
Net gains (losses) on investments	(76,971,641)	(1,122,535)	—	—
Net increase (decrease) in net assets resulting from operations	(76,971,641)	(1,122,535)	—	—
Policy related transactions:
Net premium payments, less sales charges and applicable premium taxes	116,900,634	2,061,139	—	—
Contract terminations and surrenders	(8,309,404)	(364,984)	—	—
Death benefit payments	(1,236,941)	—	—	—
Policy loan transfers	(1,605,741)	(40,845)	—	—
Transfers to other contracts	(95,045,059)	(1,561,310)	—	—
Cost of insurance and administration charges	(5,795,169)	(45,347)	—	—
Mortality and expenses charges	(766,000)	(4,622)	—	—
Surrender charges (refunds)	225,978	11,332	—	—
Increase (decrease) in net assets from policy related transactions	4,368,298	55,363	—	—
Total increase (decrease)	(72,603,343)	(1,067,172)	—	—
Net assets as of December 31, 2022	347,814,620	2,040,173	—	—

Increase (decrease) in net assets
Operations:
Net investment income (loss)	5,676,360	(27)	81,073	19,155
Total realized gains (losses) on investments	20,384,316	(691,722)	(8,855)	6,990
Change in net unrealized appreciation (depreciation) of investments	63,968,921	855,343	30,112	266,734
Net gains (losses) on investments	90,029,597	163,594	102,330	292,879
Net increase (decrease) in net assets resulting from operations	90,029,597	163,594	102,330	292,879
Policy related transactions:
Net premium payments, less sales charges and applicable premium taxes	110,458,499	1,807,707	5,496,555	2,464,711
Contract terminations and surrenders	(15,724,537)	(288,123)	(30,979)	(4,103)
Death benefit payments	(899,563)	—	—	—
Policy loan transfers	(100,972)	(153,634)	2,405	(103,970)
Transfers to other contracts	(83,418,570)	(1,755,055)	(382,293)	(162,366)
Cost of insurance and administration charges	(6,300,422)	(50,131)	(39,727)	(18,982)
Mortality and expenses charges	(837,176)	(4,582)	(7,665)	(3,540)
Surrender charges (refunds)	359,858	(5,134)	—	—
Increase (decrease) in net assets from policy related transactions	3,537,117	(448,952)	5,038,296	2,171,750
Total increase (decrease)	93,566,714	(285,358)	5,140,626	2,464,629
Net assets as of December 31, 2023	$441,381,334	$1,754,815	$5,140,626	$2,464,629
See accompanying notes.

Principal Life Insurance Co
Variable Life Separate Account

Statements of Changes in Net Assets

Years ended December 31, 2023 and 2022

	MFS® Blended Research® Small Cap Equity Portfolio Series - Service Class	MFS® Global Equity Series - Service Class	MFS® Growth Series - Service Class	MFS® Inflation-Adjusted Bond Portfolio - Service Class
Net assets as of January 1, 2022	$2,806,130	$12,223,712	$57,695,293	$3,059,714
Increase (decrease) in net assets
Operations:
Net investment income (loss)	13,666	21,072	—	92,052
Total realized gains (losses) on investments	684,960	922,440	6,268,304	73,851
Change in net unrealized appreciation (depreciation) of investments	(1,247,193)	(3,132,464)	(24,410,111)	(725,121)
Net gains (losses) on investments	(548,567)	(2,188,952)	(18,141,807)	(559,218)
Net increase (decrease) in net assets resulting from operations	(548,567)	(2,188,952)	(18,141,807)	(559,218)
Policy related transactions:
Net premium payments, less sales charges and applicable premium taxes	1,140,116	1,722,740	13,888,898	811,494
Contract terminations and surrenders	(50,782)	(116,294)	(516,632)	(394,460)
Death benefit payments	—	(51,671)	(28,527)	(7,169)
Policy loan transfers	(2,121)	(25,800)	(982,756)	2,447
Transfers to other contracts	(698,895)	(2,527,736)	(12,387,494)	(901,563)
Cost of insurance and administration charges	(42,307)	(148,130)	(621,237)	(28,780)
Mortality and expenses charges	(6,232)	(24,390)	(103,729)	(4,640)
Surrender charges (refunds)	785	3,266	10,228	2,238
Increase (decrease) in net assets from policy related transactions	340,564	(1,168,015)	(741,249)	(520,433)
Total increase (decrease)	(208,003)	(3,356,967)	(18,883,056)	(1,079,651)
Net assets as of December 31, 2022	2,598,127	8,866,745	38,812,237	1,980,063

Increase (decrease) in net assets
Operations:
Net investment income (loss)	11,632	44,883	—	36,994
Total realized gains (losses) on investments	(461,675)	311,868	2,941,541	(351,728)
Change in net unrealized appreciation (depreciation) of investments	852,179	806,792	10,923,286	342,927
Net gains (losses) on investments	402,136	1,163,543	13,864,827	28,193
Net increase (decrease) in net assets resulting from operations	402,136	1,163,543	13,864,827	28,193
Policy related transactions:
Net premium payments, less sales charges and applicable premium taxes	724,028	3,183,941	13,958,045	701,342
Contract terminations and surrenders	(173,193)	(507,403)	(2,542,006)	(17,069)
Death benefit payments	(8,565)	(13,916)	(103,228)	—
Policy loan transfers	(1,413)	14,086	225,974	(357)
Transfers to other contracts	(1,069,786)	(3,410,109)	(9,372,318)	(1,321,027)
Cost of insurance and administration charges	(41,806)	(149,200)	(686,018)	(19,709)
Mortality and expenses charges	(6,099)	(24,247)	(112,276)	(3,218)
Surrender charges (refunds)	2,488	9,561	48,574	459
Increase (decrease) in net assets from policy related transactions	(574,346)	(897,287)	1,416,747	(659,579)
Total increase (decrease)	(172,210)	266,256	15,281,574	(631,386)
Net assets as of December 31, 2023	$2,425,917	$9,133,001	$54,093,811	$1,348,677
See accompanying notes.

Principal Life Insurance Co
Variable Life Separate Account

Statements of Changes in Net Assets

Years ended December 31, 2023 and 2022

	MFS® International Intrinsic Value Portfolio - Service Class	MFS® Mid Cap Growth Series - Service Class	MFS® Mid Cap Value Portfolio - Service Class	MFS® New Discovery Series - Service Class
Net assets as of January 1, 2022	$34,626,456	$448,492	$4,861,338	$18,119,174
Increase (decrease) in net assets
Operations:
Net investment income (loss)	143,724	—	50,767	(22)
Total realized gains (losses) on investments	1,588,670	(27,900)	560,345	4,251,676
Change in net unrealized appreciation (depreciation) of investments	(10,062,323)	(45,904)	(1,026,378)	(9,641,772)
Net gains (losses) on investments	(8,329,929)	(73,804)	(415,266)	(5,390,118)
Net increase (decrease) in net assets resulting from operations	(8,329,929)	(73,804)	(415,266)	(5,390,118)
Policy related transactions:
Net premium payments, less sales charges and applicable premium taxes	7,685,069	18,050	3,255,189	7,295,465
Contract terminations and surrenders	(918,563)	—	(124,182)	(486,458)
Death benefit payments	(24,892)	(5,257)	(23,512)	(23,275)
Policy loan transfers	(132,634)	—	(663,502)	(53,721)
Transfers to other contracts	(4,169,346)	(335,468)	(662,977)	(6,566,288)
Cost of insurance and administration charges	(394,408)	(1,701)	(110,700)	(245,388)
Mortality and expenses charges	(64,283)	(370)	(16,115)	(27,539)
Surrender charges (refunds)	28,067	—	3,761	4,604
Increase (decrease) in net assets from policy related transactions	2,009,010	(324,746)	1,657,962	(102,600)
Total increase (decrease)	(6,320,919)	(398,550)	1,242,696	(5,492,718)
Net assets as of December 31, 2022	28,305,537	49,942	6,104,034	12,626,456

Increase (decrease) in net assets
Operations:
Net investment income (loss)	148,236	—	90,064	(15)
Total realized gains (losses) on investments	2,612,276	(18,748)	400,675	(3,475,410)
Change in net unrealized appreciation (depreciation) of investments	2,093,429	28,282	182,962	5,236,940
Net gains (losses) on investments	4,853,941	9,534	673,701	1,761,515
Net increase (decrease) in net assets resulting from operations	4,853,941	9,534	673,701	1,761,515
Policy related transactions:
Net premium payments, less sales charges and applicable premium taxes	7,895,304	28,822	1,459,202	4,915,830
Contract terminations and surrenders	(2,513,028)	—	(89,256)	(1,035,854)
Death benefit payments	(126,433)	(865)	(3,431)	(18,092)
Policy loan transfers	(302,193)	—	2,025	(96,769)
Transfers to other contracts	(6,162,038)	(32,407)	(2,237,112)	(4,465,202)
Cost of insurance and administration charges	(444,370)	(1,025)	(134,372)	(238,193)
Mortality and expenses charges	(71,509)	(207)	(19,548)	(25,709)
Surrender charges (refunds)	26,092	—	339	17,391
Increase (decrease) in net assets from policy related transactions	(1,698,175)	(5,682)	(1,022,153)	(946,598)
Total increase (decrease)	3,155,766	3,852	(348,452)	814,917
Net assets as of December 31, 2023	$31,461,303	$53,794	$5,755,582	$13,441,373
See accompanying notes.

Principal Life Insurance Co
Variable Life Separate Account

Statements of Changes in Net Assets

Years ended December 31, 2023 and 2022

	MFS® New Discovery Value Portfolio - Service Class	MFS® Research International Series - Service Class	MFS® Total Return Series - Service Class	MFS® Utilities Series - Service Class
Net assets as of January 1, 2022	$2,812,477	$3,762,093	$5,227,409	$5,219,323
Increase (decrease) in net assets
Operations:
Net investment income (loss)	9,479	49,295	79,993	133,850
Total realized gains (losses) on investments	485,210	22,882	574,863	381,403
Change in net unrealized appreciation (depreciation) of investments	(795,894)	(718,644)	(1,175,413)	(508,768)
Net gains (losses) on investments	(301,205)	(646,467)	(520,557)	6,485
Net increase (decrease) in net assets resulting from operations	(301,205)	(646,467)	(520,557)	6,485
Policy related transactions:
Net premium payments, less sales charges and applicable premium taxes	928,807	595,726	1,779,261	2,326,436
Contract terminations and surrenders	(139,022)	(108,457)	(16,548)	(156,672)
Death benefit payments	—	—	(42)	(4,330)
Policy loan transfers	(3,732)	(77,158)	794	11,923
Transfers to other contracts	(677,092)	(720,205)	(1,374,047)	(1,295,761)
Cost of insurance and administration charges	(54,112)	(44,639)	(93,151)	(134,294)
Mortality and expenses charges	(5,774)	(7,712)	(15,150)	(14,756)
Surrender charges (refunds)	1,828	3,442	166	1,618
Increase (decrease) in net assets from policy related transactions	50,903	(359,003)	281,283	734,164
Total increase (decrease)	(250,302)	(1,005,470)	(239,274)	740,649
Net assets as of December 31, 2022	2,562,175	2,756,623	4,988,135	5,959,972

Increase (decrease) in net assets
Operations:
Net investment income (loss)	26,123	22,312	98,892	176,609
Total realized gains (losses) on investments	39,341	(34,594)	112,451	358,152
Change in net unrealized appreciation (depreciation) of investments	194,815	387,300	295,205	(678,562)
Net gains (losses) on investments	260,279	375,018	506,548	(143,801)
Net increase (decrease) in net assets resulting from operations	260,279	375,018	506,548	(143,801)
Policy related transactions:
Net premium payments, less sales charges and applicable premium taxes	1,153,691	1,290,781	1,712,857	1,345,422
Contract terminations and surrenders	(267,287)	(40,976)	(32,582)	(163,461)
Death benefit payments	—	(2,693)	(84)	—
Policy loan transfers	(16,397)	(169,250)	(316)	(134,242)
Transfers to other contracts	(1,059,442)	(905,967)	(1,323,573)	(1,709,686)
Cost of insurance and administration charges	(46,788)	(46,618)	(94,725)	(127,314)
Mortality and expenses charges	(6,305)	(8,031)	(15,319)	(13,560)
Surrender charges (refunds)	6,245	945	876	1,733
Increase (decrease) in net assets from policy related transactions	(236,283)	118,191	247,134	(801,108)
Total increase (decrease)	23,996	493,209	753,682	(944,909)
Net assets as of December 31, 2023	$2,586,171	$3,249,832	$5,741,817	$5,015,063
See accompanying notes.

Principal Life Insurance Co
Variable Life Separate Account

Statements of Changes in Net Assets

Years ended December 31, 2023 and 2022

	MFS® Value Series - Service Class	MidCap Account - Class 1	Neuberger Berman AMT Mid Cap Growth Portfolio - Class S	Neuberger Berman AMT Sustainable Equity Portfolio - Class I
Net assets as of January 1, 2022	$46,006,286	$287,850,495	$2,552,561	$8,224,876
Increase (decrease) in net assets
Operations:
Net investment income (loss)	469,221	287,178	—	28,227
Total realized gains (losses) on investments	3,994,242	25,756,930	247,791	989,046
Change in net unrealized appreciation (depreciation) of investments	(7,593,133)	(91,383,886)	(937,482)	(2,393,140)
Net gains (losses) on investments	(3,129,670)	(65,339,778)	(689,691)	(1,375,867)
Net increase (decrease) in net assets resulting from operations	(3,129,670)	(65,339,778)	(689,691)	(1,375,867)
Policy related transactions:
Net premium payments, less sales charges and applicable premium taxes	14,448,770	18,245,043	190,386	749,255
Contract terminations and surrenders	(739,174)	(7,056,565)	(19,753)	(12,673)
Death benefit payments	(125,443)	(3,120,425)	—	(494)
Policy loan transfers	(1,147,685)	(2,518,100)	(154,526)	44,103
Transfers to other contracts	(15,714,231)	(15,929,663)	(374,334)	(1,503,842)
Cost of insurance and administration charges	(583,387)	(4,209,533)	(24,377)	(102,745)
Mortality and expenses charges	(98,340)	(326,838)	(4,201)	(15,634)
Surrender charges (refunds)	18,858	294	545	(107)
Increase (decrease) in net assets from policy related transactions	(3,940,632)	(14,915,787)	(386,260)	(842,137)
Total increase (decrease)	(7,070,302)	(80,255,565)	(1,075,951)	(2,218,004)
Net assets as of December 31, 2022	38,935,984	207,594,930	1,476,610	6,006,872

Increase (decrease) in net assets
Operations:
Net investment income (loss)	533,655	(134,727)	—	21,777
Total realized gains (losses) on investments	3,909,893	5,030,680	(536,431)	199,935
Change in net unrealized appreciation (depreciation) of investments	(1,632,773)	46,987,848	729,627	1,319,757
Net gains (losses) on investments	2,810,775	51,883,801	193,196	1,541,469
Net increase (decrease) in net assets resulting from operations	2,810,775	51,883,801	193,196	1,541,469
Policy related transactions:
Net premium payments, less sales charges and applicable premium taxes	13,926,880	18,508,980	98,792	712,287
Contract terminations and surrenders	(2,720,311)	(9,908,183)	(29,877)	(141,763)
Death benefit payments	(15,038)	(2,394,798)	(137,986)	(65,915)
Policy loan transfers	(278,743)	(570,254)	(83,949)	30,708
Transfers to other contracts	(12,617,712)	(15,895,704)	(466,714)	(785,725)
Cost of insurance and administration charges	(600,317)	(4,267,069)	(18,444)	(94,652)
Mortality and expenses charges	(98,540)	(318,479)	(3,172)	(13,677)
Surrender charges (refunds)	29,237	7,418	24	(387)
Increase (decrease) in net assets from policy related transactions	(2,374,544)	(14,838,089)	(641,326)	(359,124)
Total increase (decrease)	436,231	37,045,712	(448,130)	1,182,345
Net assets as of December 31, 2023	$39,372,215	$244,640,642	$1,028,480	$7,189,217
See accompanying notes.

Principal Life Insurance Co
Variable Life Separate Account

Statements of Changes in Net Assets

Years ended December 31, 2023 and 2022

	PIMCO VIT All Asset Portfolio - Administrative Class	PIMCO VIT Commodity Real Return® Strategy Portfolio - Administrative Class	PIMCO VIT Emerging Market Bond Portfolio - Administrative Class	PIMCO VIT High Yield Portfolio - Administrative Class
Net assets as of January 1, 2022	$2,757,855	$3,750,805	$2,096,937	$21,531,663
Increase (decrease) in net assets
Operations:
Net investment income (loss)	213,142	832,393	91,317	945,447
Total realized gains (losses) on investments	169,762	518,611	(87,043)	(413,559)
Change in net unrealized appreciation (depreciation) of investments	(728,964)	(1,050,323)	(342,402)	(2,661,234)
Net gains (losses) on investments	(346,060)	300,681	(338,128)	(2,129,346)
Net increase (decrease) in net assets resulting from operations	(346,060)	300,681	(338,128)	(2,129,346)
Policy related transactions:
Net premium payments, less sales charges and applicable premium taxes	1,507,912	3,594,424	3,705,103	9,545,938
Contract terminations and surrenders	(176,111)	(53,505)	(40,465)	(690,669)
Death benefit payments	—	—	—	(28,452)
Policy loan transfers	(9,480)	26,371	37,986	31,622
Transfers to other contracts	(881,536)	(4,130,754)	(3,257,856)	(9,613,691)
Cost of insurance and administration charges	(43,513)	(56,107)	(31,858)	(300,119)
Mortality and expenses charges	(7,410)	(9,154)	(5,559)	(49,331)
Surrender charges (refunds)	2,303	1,750	1,326	15,778
Increase (decrease) in net assets from policy related transactions	392,165	(626,975)	408,677	(1,088,924)
Total increase (decrease)	46,105	(326,294)	70,549	(3,218,270)
Net assets as of December 31, 2022	2,803,960	3,424,511	2,167,486	18,313,393

Increase (decrease) in net assets
Operations:
Net investment income (loss)	78,984	421,158	116,369	1,248,166
Total realized gains (losses) on investments	(114,574)	(1,160,730)	(236,622)	(634,774)
Change in net unrealized appreciation (depreciation) of investments	247,772	502,279	338,178	1,903,290
Net gains (losses) on investments	212,182	(237,293)	217,925	2,516,682
Net increase (decrease) in net assets resulting from operations	212,182	(237,293)	217,925	2,516,682
Policy related transactions:
Net premium payments, less sales charges and applicable premium taxes	760,213	881,527	2,048,030	13,865,641
Contract terminations and surrenders	(42,507)	(585,965)	(91,429)	(1,714,464)
Death benefit payments	(36,797)	(7,957)	(8,804)	(15,240)
Policy loan transfers	(217,405)	5,751	3,168	(37,369)
Transfers to other contracts	(735,253)	(2,198,062)	(2,239,160)	(8,756,086)
Cost of insurance and administration charges	(42,053)	(34,485)	(32,075)	(364,486)
Mortality and expenses charges	(6,856)	(5,595)	(5,395)	(59,204)
Surrender charges (refunds)	1,119	15,755	2,431	40,376
Increase (decrease) in net assets from policy related transactions	(319,539)	(1,929,031)	(323,234)	2,959,168
Total increase (decrease)	(107,357)	(2,166,324)	(105,309)	5,475,850
Net assets as of December 31, 2023	$2,696,603	$1,258,187	$2,062,177	$23,789,243
See accompanying notes.

Principal Life Insurance Co
Variable Life Separate Account

Statements of Changes in Net Assets

Years ended December 31, 2023 and 2022

	PIMCO VIT Long-Term U.S. Government Portfolio - Administrative Class	PIMCO VIT Low Duration Portfolio - Administrative Class	PIMCO VIT Real Return Portfolio - Administrative Class	PIMCO VIT Short-Term Portfolio - Administrative Class
Net assets as of January 1, 2022	$997,926	$7,040,682	$20,869,322	$44,606,286
Increase (decrease) in net assets
Operations:
Net investment income (loss)	15,518	108,026	1,214,225	738,246
Total realized gains (losses) on investments	(165,386)	(51,105)	(70,132)	(55,953)
Change in net unrealized appreciation (depreciation) of investments	(131,602)	(449,177)	(3,421,511)	(751,484)
Net gains (losses) on investments	(281,470)	(392,256)	(2,277,418)	(69,191)
Net increase (decrease) in net assets resulting from operations	(281,470)	(392,256)	(2,277,418)	(69,191)
Policy related transactions:
Net premium payments, less sales charges and applicable premium taxes	529,679	645,931	4,554,211	12,930,737
Contract terminations and surrenders	(8,731)	(1,793)	(779,998)	(672,097)
Death benefit payments	(40)	—	(152,604)	(299,893)
Policy loan transfers	(41,313)	5,362	47,763	(713,581)
Transfers to other contracts	(410,378)	(903,272)	(6,475,282)	(11,067,869)
Cost of insurance and administration charges	(11,632)	(53,426)	(306,776)	(576,031)
Mortality and expenses charges	(1,883)	(8,724)	(50,435)	(93,899)
Surrender charges (refunds)	286	59	16,542	19,966
Increase (decrease) in net assets from policy related transactions	55,988	(315,863)	(3,146,579)	(472,667)
Total increase (decrease)	(225,482)	(708,119)	(5,423,997)	(541,858)
Net assets as of December 31, 2022	772,444	6,332,563	15,445,325	44,064,428

Increase (decrease) in net assets
Operations:
Net investment income (loss)	19,284	224,644	471,949	1,768,482
Total realized gains (losses) on investments	(121,092)	(76,930)	(883,687)	(435,976)
Change in net unrealized appreciation (depreciation) of investments	148,867	162,243	942,411	935,915
Net gains (losses) on investments	47,059	309,957	530,673	2,268,421
Net increase (decrease) in net assets resulting from operations	47,059	309,957	530,673	2,268,421
Policy related transactions:
Net premium payments, less sales charges and applicable premium taxes	627,179	667,883	6,315,652	14,434,532
Contract terminations and surrenders	(3,539)	(15)	(1,110,498)	(2,653,788)
Death benefit payments	(1,624)	(895)	(33,656)	(303,062)
Policy loan transfers	3,202	(1,448)	(21,132)	(168,995)
Transfers to other contracts	(414,487)	(796,739)	(5,712,132)	(19,440,143)
Cost of insurance and administration charges	(12,288)	(58,125)	(278,438)	(477,932)
Mortality and expenses charges	(2,029)	(9,222)	(45,065)	(76,699)
Surrender charges (refunds)	78	—	10,281	12,742
Increase (decrease) in net assets from policy related transactions	196,492	(198,561)	(874,988)	(8,673,345)
Total increase (decrease)	243,551	111,396	(344,315)	(6,404,924)
Net assets as of December 31, 2023	$1,015,995	$6,443,959	$15,101,010	$37,659,504
See accompanying notes.

Principal Life Insurance Co
Variable Life Separate Account

Statements of Changes in Net Assets

Years ended December 31, 2023 and 2022

	PIMCO VIT Total Return Portfolio - Administrative Class	Principal Capital Appreciation Account - Class 1	Principal LifeTime 2020 Account - Class 1	Principal LifeTime 2030 Account - Class 1
Net assets as of January 1, 2022	$42,494,400	$33,405,711	$114,028,423	$182,007,022
Increase (decrease) in net assets
Operations:
Net investment income (loss)	1,024,281	221,381	3,132,477	4,644,187
Total realized gains (losses) on investments	(632,524)	4,584,881	4,715,402	11,146,836
Change in net unrealized appreciation (depreciation) of investments	(6,619,356)	(10,193,103)	(24,615,616)	(47,035,987)
Net gains (losses) on investments	(6,227,599)	(5,386,841)	(16,767,737)	(31,244,964)
Net increase (decrease) in net assets resulting from operations	(6,227,599)	(5,386,841)	(16,767,737)	(31,244,964)
Policy related transactions:
Net premium payments, less sales charges and applicable premium taxes	24,053,228	3,757,047	35,572,219	74,913,776
Contract terminations and surrenders	(139,510)	(911,798)	(1,866,427)	(4,929,822)
Death benefit payments	(126,895)	(64,219)	(56,630)	(100,568)
Policy loan transfers	(216,937)	(200,811)	634,978	1,228,337
Transfers to other contracts	(21,738,978)	(3,474,001)	(42,272,768)	(63,411,385)
Cost of insurance and administration charges	(511,396)	(604,445)	(1,788,754)	(2,974,142)
Mortality and expenses charges	(83,036)	(48,342)	(237,697)	(399,116)
Surrender charges (refunds)	3,463	9,254	46,455	135,952
Increase (decrease) in net assets from policy related transactions	1,239,939	(1,537,315)	(9,968,624)	4,463,032
Total increase (decrease)	(4,987,660)	(6,924,156)	(26,736,361)	(26,781,932)
Net assets as of December 31, 2022	37,506,740	26,481,555	87,292,062	155,225,090

Increase (decrease) in net assets
Operations:
Net investment income (loss)	1,337,133	242,418	2,248,619	2,929,363
Total realized gains (losses) on investments	(1,336,737)	2,601,959	(1,443,383)	2,608,857
Change in net unrealized appreciation (depreciation) of investments	2,147,071	3,771,390	9,275,639	17,514,983
Net gains (losses) on investments	2,147,467	6,615,767	10,080,875	23,053,203
Net increase (decrease) in net assets resulting from operations	2,147,467	6,615,767	10,080,875	23,053,203
Policy related transactions:
Net premium payments, less sales charges and applicable premium taxes	19,443,848	3,566,519	24,627,951	55,026,959
Contract terminations and surrenders	(2,513,958)	(863,963)	(6,803,783)	(11,959,522)
Death benefit payments	(73,892)	(94,138)	(1,234,244)	(833,224)
Policy loan transfers	152,451	(196,559)	(516,981)	270,358
Transfers to other contracts	(17,976,902)	(2,324,192)	(24,902,069)	(42,154,181)
Cost of insurance and administration charges	(509,492)	(647,047)	(1,650,434)	(2,985,656)
Mortality and expenses charges	(82,062)	(51,066)	(213,015)	(397,232)
Surrender charges (refunds)	49,582	(2,033)	73,233	206,267
Increase (decrease) in net assets from policy related transactions	(1,510,425)	(612,479)	(10,619,342)	(2,826,231)
Total increase (decrease)	637,042	6,003,288	(538,467)	20,226,972
Net assets as of December 31, 2023	$38,143,782	$32,484,843	$86,753,595	$175,452,062
See accompanying notes.

Principal Life Insurance Co
Variable Life Separate Account

Statements of Changes in Net Assets

Years ended December 31, 2023 and 2022

	Principal LifeTime 2040 Account - Class 1	Principal LifeTime 2050 Account - Class 1	Principal LifeTime 2060 Account - Class 1	Principal LifeTime Strategic Income Account - Class 1
Net assets as of January 1, 2022	$103,890,101	$50,586,605	$12,517,901	$19,754,331
Increase (decrease) in net assets
Operations:
Net investment income (loss)	2,889,262	1,465,974	327,763	594,071
Total realized gains (losses) on investments	7,603,875	4,296,756	1,101,637	137,751
Change in net unrealized appreciation (depreciation) of investments	(29,098,449)	(15,288,899)	(3,781,285)	(3,371,771)
Net gains (losses) on investments	(18,605,312)	(9,526,169)	(2,351,885)	(2,639,949)
Net increase (decrease) in net assets resulting from operations	(18,605,312)	(9,526,169)	(2,351,885)	(2,639,949)
Policy related transactions:
Net premium payments, less sales charges and applicable premium taxes	37,779,601	12,852,332	4,380,214	9,309,931
Contract terminations and surrenders	(3,356,977)	(1,761,376)	(270,037)	(205,005)
Death benefit payments	(71,503)	(27,200)	(17,710)	(6,709)
Policy loan transfers	(302,623)	(51,270)	(153,110)	(327,057)
Transfers to other contracts	(29,916,847)	(10,451,274)	(3,844,029)	(9,112,532)
Cost of insurance and administration charges	(1,560,894)	(804,177)	(177,655)	(292,233)
Mortality and expenses charges	(174,004)	(79,626)	(26,524)	(43,043)
Surrender charges (refunds)	90,212	48,242	7,457	6,061
Increase (decrease) in net assets from policy related transactions	2,486,965	(274,349)	(101,394)	(670,587)
Total increase (decrease)	(16,118,347)	(9,800,518)	(2,453,279)	(3,310,536)
Net assets as of December 31, 2022	87,771,754	40,786,087	10,064,622	16,443,795

Increase (decrease) in net assets
Operations:
Net investment income (loss)	1,271,983	498,840	112,406	418,050
Total realized gains (losses) on investments	2,416,229	(671,796)	(98,104)	(1,596,342)
Change in net unrealized appreciation (depreciation) of investments	11,936,592	8,248,891	1,995,950	3,838,630
Net gains (losses) on investments	15,624,804	8,075,935	2,010,252	2,660,338
Net increase (decrease) in net assets resulting from operations	15,624,804	8,075,935	2,010,252	2,660,338
Policy related transactions:
Net premium payments, less sales charges and applicable premium taxes	40,944,377	13,740,827	4,874,844	28,273,633
Contract terminations and surrenders	(5,924,409)	(4,547,807)	(730,943)	(1,278,977)
Death benefit payments	(155,089)	(94,575)	(10,270)	(18,993)
Policy loan transfers	(1,201,754)	(145,523)	26,132	60,165
Transfers to other contracts	(33,100,239)	(9,932,328)	(3,407,849)	(11,219,455)
Cost of insurance and administration charges	(1,644,725)	(813,033)	(178,912)	(492,243)
Mortality and expenses charges	(183,893)	(80,983)	(26,594)	(71,453)
Surrender charges (refunds)	89,492	71,576	14,907	15,243
Increase (decrease) in net assets from policy related transactions	(1,176,240)	(1,801,846)	561,315	15,267,920
Total increase (decrease)	14,448,564	6,274,089	2,571,567	17,928,258
Net assets as of December 31, 2023	$102,220,318	$47,060,176	$12,636,189	$34,372,053
See accompanying notes.

Principal Life Insurance Co
Variable Life Separate Account

Statements of Changes in Net Assets

Years ended December 31, 2023 and 2022

	Putnam VT International Equity Fund - Class IB	Putnam VT International Value Fund - Class IB	Putnam VT Large Cap Growth Fund - Class IB	Putnam VT Large Cap Value Fund - Class IB
Net assets as of January 1, 2022	$1,707,696	$20,002	$47,762,503	$1,831,297
Increase (decrease) in net assets
Operations:
Net investment income (loss)	22,253	2,097	(473)	34,462
Total realized gains (losses) on investments	132,648	2,020	7,305,806	275,210
Change in net unrealized appreciation (depreciation) of investments	(407,818)	13,860	(21,551,257)	(260,610)
Net gains (losses) on investments	(252,917)	17,977	(14,245,924)	49,062
Net increase (decrease) in net assets resulting from operations	(252,917)	17,977	(14,245,924)	49,062
Policy related transactions:
Net premium payments, less sales charges and applicable premium taxes	45,182	296,182	2,530,809	3,064,762
Contract terminations and surrenders	(56,257)	—	(1,602,963)	(21,208)
Death benefit payments	—	—	(211,446)	—
Policy loan transfers	3,245	—	(116,591)	7,843
Transfers to other contracts	(77,109)	(11,840)	(2,021,272)	(450,774)
Cost of insurance and administration charges	(16,350)	(2,318)	(823,928)	(36,499)
Mortality and expenses charges	(3,102)	(414)	(86,365)	(6,588)
Surrender charges (refunds)	—	—	(700)	—
Increase (decrease) in net assets from policy related transactions	(104,391)	281,610	(2,332,456)	2,557,536
Total increase (decrease)	(357,308)	299,587	(16,578,380)	2,606,598
Net assets as of December 31, 2022	1,350,388	319,589	31,184,123	4,437,895

Increase (decrease) in net assets
Operations:
Net investment income (loss)	521	12,520	(538)	94,589
Total realized gains (losses) on investments	(8,594)	67,145	1,310,291	232,208
Change in net unrealized appreciation (depreciation) of investments	244,835	64,864	12,665,092	239,973
Net gains (losses) on investments	236,762	144,529	13,974,845	566,770
Net increase (decrease) in net assets resulting from operations	236,762	144,529	13,974,845	566,770
Policy related transactions:
Net premium payments, less sales charges and applicable premium taxes	636,869	1,021,356	7,030,515	403,510
Contract terminations and surrenders	(121,660)	—	(2,128,199)	(22,171)
Death benefit payments	(10,210)	—	(276,799)	(2,503)
Policy loan transfers	(21,800)	—	(210,419)	6,097
Transfers to other contracts	(827,569)	(463,719)	(1,788,973)	(1,230,290)
Cost of insurance and administration charges	(16,359)	(15,292)	(824,303)	(36,290)
Mortality and expenses charges	(3,041)	(2,471)	(85,395)	(6,273)
Surrender charges (refunds)	—	—	3,624	—
Increase (decrease) in net assets from policy related transactions	(363,770)	539,874	1,720,051	(887,920)
Total increase (decrease)	(127,008)	684,403	15,694,896	(321,150)
Net assets as of December 31, 2023	$1,223,380	$1,003,992	$46,879,019	$4,116,745
See accompanying notes.

Principal Life Insurance Co
Variable Life Separate Account

Statements of Changes in Net Assets

Years ended December 31, 2023 and 2022

	Real Estate Securities Account - Class 1	Rydex VI Basic Materials Fund	Rydex VI Utilities Fund	SAM Balanced Portfolio - Class 1
Net assets as of January 1, 2022	$94,116,480	$554,984	$247,398	$101,470,927
Increase (decrease) in net assets
Operations:
Net investment income (loss)	969,043	2,932	2,622	2,066,400
Total realized gains (losses) on investments	5,421,703	22,125	3,470	10,972,599
Change in net unrealized appreciation (depreciation) of investments	(30,137,393)	(77,609)	(10,121)	(29,248,015)
Net gains (losses) on investments	(23,746,647)	(52,552)	(4,029)	(16,209,016)
Net increase (decrease) in net assets resulting from operations	(23,746,647)	(52,552)	(4,029)	(16,209,016)
Policy related transactions:
Net premium payments, less sales charges and applicable premium taxes	21,532,385	51,220	144,968	9,752,978
Contract terminations and surrenders	(2,699,448)	—	—	(2,759,564)
Death benefit payments	(299,329)	(14,001)	—	(1,198,214)
Policy loan transfers	(102,582)	(532)	—	(29,654)
Transfers to other contracts	(18,923,572)	(22,808)	(11,973)	(8,129,705)
Cost of insurance and administration charges	(1,563,262)	(4,303)	(1,693)	(2,564,652)
Mortality and expenses charges	(168,892)	(703)	(312)	(163,165)
Surrender charges (refunds)	31,868	—	—	(20,085)
Increase (decrease) in net assets from policy related transactions	(2,192,832)	8,873	130,990	(5,112,061)
Total increase (decrease)	(25,939,479)	(43,679)	126,961	(21,321,077)
Net assets as of December 31, 2022	68,177,001	511,305	374,359	80,149,850

Increase (decrease) in net assets
Operations:
Net investment income (loss)	1,315,077	—	4,385	2,026,679
Total realized gains (losses) on investments	604,092	11,673	630	1,621,903
Change in net unrealized appreciation (depreciation) of investments	6,645,263	33,781	(20,387)	8,838,260
Net gains (losses) on investments	8,564,432	45,454	(15,372)	12,486,842
Net increase (decrease) in net assets resulting from operations	8,564,432	45,454	(15,372)	12,486,842
Policy related transactions:
Net premium payments, less sales charges and applicable premium taxes	13,382,454	65,819	3,956	13,333,199
Contract terminations and surrenders	(3,329,251)	—	—	(3,916,160)
Death benefit payments	(560,825)	—	—	(331,475)
Policy loan transfers	(352,273)	(2,476)	(96)	93,438
Transfers to other contracts	(15,421,979)	(47,457)	(355,663)	(9,314,362)
Cost of insurance and administration charges	(1,457,309)	(4,888)	(869)	(2,544,091)
Mortality and expenses charges	(150,704)	(780)	(153)	(155,572)
Surrender charges (refunds)	25,900	—	—	1,984
Increase (decrease) in net assets from policy related transactions	(7,863,987)	10,218	(352,825)	(2,833,039)
Total increase (decrease)	700,445	55,672	(368,197)	9,653,803
Net assets as of December 31, 2023	$68,877,446	$566,977	$6,162	$89,803,653
See accompanying notes.

Principal Life Insurance Co
Variable Life Separate Account

Statements of Changes in Net Assets

Years ended December 31, 2023 and 2022

	SAM Conservative Balanced Portfolio - Class 1	SAM Conservative Growth Portfolio - Class 1	SAM Flexible Income Portfolio - Class 1	SAM Strategic Growth Portfolio - Class 1
Net assets as of January 1, 2022	$63,551,264	$86,924,308	$29,404,533	$91,994,377
Increase (decrease) in net assets
Operations:
Net investment income (loss)	1,422,162	1,604,459	726,561	1,694,635
Total realized gains (losses) on investments	5,431,649	10,054,439	1,767,208	8,902,187
Change in net unrealized appreciation (depreciation) of investments	(16,384,481)	(27,364,714)	(6,225,537)	(27,812,337)
Net gains (losses) on investments	(9,530,670)	(15,705,816)	(3,731,768)	(17,215,515)
Net increase (decrease) in net assets resulting from operations	(9,530,670)	(15,705,816)	(3,731,768)	(17,215,515)
Policy related transactions:
Net premium payments, less sales charges and applicable premium taxes	8,852,857	20,570,660	3,736,766	8,423,732
Contract terminations and surrenders	(731,039)	(1,508,423)	(985,328)	(2,488,170)
Death benefit payments	(223,683)	(715,810)	(174,888)	(45,120)
Policy loan transfers	261,419	150,819	(62,494)	(537,057)
Transfers to other contracts	(5,528,087)	(16,058,484)	(2,827,717)	(5,215,267)
Cost of insurance and administration charges	(1,136,792)	(1,814,244)	(598,523)	(1,770,802)
Mortality and expenses charges	(119,248)	(110,487)	(50,472)	(100,455)
Surrender charges (refunds)	3	(22,402)	(4,267)	(56,863)
Increase (decrease) in net assets from policy related transactions	1,375,430	491,629	(966,923)	(1,790,002)
Total increase (decrease)	(8,155,240)	(15,214,187)	(4,698,691)	(19,005,517)
Net assets as of December 31, 2022	55,396,024	71,710,121	24,705,842	72,988,860

Increase (decrease) in net assets
Operations:
Net investment income (loss)	1,557,416	1,345,297	826,680	1,117,884
Total realized gains (losses) on investments	(1,399,116)	3,148,721	(1,195,205)	2,893,371
Change in net unrealized appreciation (depreciation) of investments	5,996,350	9,073,416	2,502,884	11,443,541
Net gains (losses) on investments	6,154,650	13,567,434	2,134,359	15,454,796
Net increase (decrease) in net assets resulting from operations	6,154,650	13,567,434	2,134,359	15,454,796
Policy related transactions:
Net premium payments, less sales charges and applicable premium taxes	8,180,251	15,331,448	3,347,326	10,570,442
Contract terminations and surrenders	(4,430,030)	(4,023,064)	(2,342,269)	(2,194,053)
Death benefit payments	(40,112)	(127,026)	(17,647)	(315,154)
Policy loan transfers	(2,364,245)	(774,317)	(645,759)	(1,403,241)
Transfers to other contracts	(5,538,306)	(12,441,449)	(2,490,820)	(9,075,261)
Cost of insurance and administration charges	(1,118,671)	(1,798,629)	(573,133)	(1,681,246)
Mortality and expenses charges	(115,458)	(111,665)	(46,982)	(91,168)
Surrender charges (refunds)	73,835	(29,585)	21,048	(9,306)
Increase (decrease) in net assets from policy related transactions	(5,352,736)	(3,974,287)	(2,748,236)	(4,198,987)
Total increase (decrease)	801,914	9,593,147	(613,877)	11,255,809
Net assets as of December 31, 2023	$56,197,938	$81,303,268	$24,091,965	$84,244,669
See accompanying notes.

Principal Life Insurance Co
Variable Life Separate Account

Statements of Changes in Net Assets

Years ended December 31, 2023 and 2022

	Short-Term Income Account - Class 1	SmallCap Account - Class 1	T. Rowe Price Equity Income Portfolio - II	T. Rowe Price Health Sciences Portfolio - II
Net assets as of January 1, 2022	$65,758,685	$102,773,547	$1,588,514	$2,498,536
Increase (decrease) in net assets
Operations:
Net investment income (loss)	800,707	49,882	28,510	—
Total realized gains (losses) on investments	(911,317)	15,285,660	130,197	17,672
Change in net unrealized appreciation (depreciation) of investments	(2,520,625)	(36,435,020)	(207,613)	(350,976)
Net gains (losses) on investments	(2,631,235)	(21,099,478)	(48,906)	(333,304)
Net increase (decrease) in net assets resulting from operations	(2,631,235)	(21,099,478)	(48,906)	(333,304)
Policy related transactions:
Net premium payments, less sales charges and applicable premium taxes	31,853,072	16,644,896	8,543,568	594,511
Contract terminations and surrenders	(1,896,270)	(2,115,261)	—	(4,368)
Death benefit payments	(183,126)	(808,227)	(246)	—
Policy loan transfers	(278,682)	(261,887)	3,119	(9,214)
Transfers to other contracts	(21,089,062)	(15,619,064)	(8,234,953)	(398,277)
Cost of insurance and administration charges	(1,845,024)	(1,853,284)	(20,573)	(24,174)
Mortality and expenses charges	(208,121)	(179,305)	(3,615)	(3,577)
Surrender charges (refunds)	38,696	3,963	—	92
Increase (decrease) in net assets from policy related transactions	6,391,483	(4,188,169)	287,300	154,993
Total increase (decrease)	3,760,248	(25,287,647)	238,394	(178,311)
Net assets as of December 31, 2022	69,518,933	77,485,900	1,826,908	2,320,225

Increase (decrease) in net assets
Operations:
Net investment income (loss)	1,261,223	239,876	32,269	—
Total realized gains (losses) on investments	(850,724)	(1,212,041)	84,551	(65,922)
Change in net unrealized appreciation (depreciation) of investments	3,488,192	12,569,269	60,762	97,565
Net gains (losses) on investments	3,898,691	11,597,104	177,582	31,643
Net increase (decrease) in net assets resulting from operations	3,898,691	11,597,104	177,582	31,643
Policy related transactions:
Net premium payments, less sales charges and applicable premium taxes	19,088,143	16,072,381	8,376,342	481,371
Contract terminations and surrenders	(2,247,925)	(3,786,601)	—	(365,251)
Death benefit payments	(265,131)	(844,068)	—	—
Policy loan transfers	(1,090,539)	(381,440)	4,192	(12,983)
Transfers to other contracts	(14,023,577)	(12,910,993)	(8,797,723)	(680,055)
Cost of insurance and administration charges	(1,726,461)	(1,833,141)	(22,307)	(26,750)
Mortality and expenses charges	(210,001)	(172,328)	(3,726)	(3,898)
Surrender charges (refunds)	29,609	13,463	—	512
Increase (decrease) in net assets from policy related transactions	(445,882)	(3,842,727)	(443,222)	(607,054)
Total increase (decrease)	3,452,809	7,754,377	(265,640)	(575,411)
Net assets as of December 31, 2023	$72,971,742	$85,240,277	$1,561,268	$1,744,814
See accompanying notes.

Principal Life Insurance Co
Variable Life Separate Account

Statements of Changes in Net Assets

Years ended December 31, 2023 and 2022

	TOPS® Managed Risk Balanced ETF Portfolio - Class 2	TOPS® Managed Risk Growth ETF Portfolio - Class 2	TOPS® Managed Risk Moderate Growth ETF Portfolio - Class 2	VanEck VIP Trust Global Resources Fund - Class S Shares
Net assets as of January 1, 2022	$724,691	$1,168,186	$897,582	$1,327,286
Increase (decrease) in net assets
Operations:
Net investment income (loss)	121,046	86,547	134,682	29,194
Total realized gains (losses) on investments	271,833	432,797	533,453	107,117
Change in net unrealized appreciation (depreciation) of investments	(478,046)	(681,610)	(793,031)	(86,273)
Net gains (losses) on investments	(85,167)	(162,266)	(124,896)	50,038
Net increase (decrease) in net assets resulting from operations	(85,167)	(162,266)	(124,896)	50,038
Policy related transactions:
Net premium payments, less sales charges and applicable premium taxes	89,091	101,248	129,128	995,791
Contract terminations and surrenders	(4,448)	(26,945)	(8,651)	(47,856)
Death benefit payments	—	—	—	—
Policy loan transfers	(11,464)	(11,204)	(73)	(25,633)
Transfers to other contracts	(57,087)	(18,290)	(21,040)	(329,995)
Cost of insurance and administration charges	(13,227)	(20,085)	(18,877)	(41,974)
Mortality and expenses charges	(1,016)	(1,605)	(1,570)	(2,560)
Surrender charges (refunds)	(135)	(1,338)	(128)	(108)
Increase (decrease) in net assets from policy related transactions	1,714	21,781	78,789	547,665
Total increase (decrease)	(83,453)	(140,485)	(46,107)	597,703
Net assets as of December 31, 2022	641,238	1,027,701	851,475	1,924,989

Increase (decrease) in net assets
Operations:
Net investment income (loss)	2,001	5,158	3,875	46,747
Total realized gains (losses) on investments	(75,918)	(67,109)	(114,939)	129,813
Change in net unrealized appreciation (depreciation) of investments	135,933	177,896	204,718	(251,690)
Net gains (losses) on investments	62,016	115,945	93,654	(75,130)
Net increase (decrease) in net assets resulting from operations	62,016	115,945	93,654	(75,130)
Policy related transactions:
Net premium payments, less sales charges and applicable premium taxes	97,859	86,118	131,082	248,128
Contract terminations and surrenders	(15,789)	(12,802)	(31,029)	(86,713)
Death benefit payments	—	—	—	—
Policy loan transfers	—	(12,036)	(72)	(13,791)
Transfers to other contracts	(23,810)	(49,386)	(3,014)	(243,690)
Cost of insurance and administration charges	(13,309)	(20,300)	(19,854)	(46,753)
Mortality and expenses charges	(999)	(1,645)	(1,603)	(2,847)
Surrender charges (refunds)	(401)	(366)	(385)	(92)
Increase (decrease) in net assets from policy related transactions	43,551	(10,417)	75,125	(145,758)
Total increase (decrease)	105,567	105,528	168,779	(220,888)
Net assets as of December 31, 2023	$746,805	$1,133,229	$1,020,254	$1,704,101
See accompanying notes.

Principal Life Insurance Co
Variable Life Separate Account

Statements of Changes in Net Assets

Years ended December 31, 2023 and 2022

	VanEck VIP Trust Global Resources Fund - Initial Class Shares	Vanguard VIF Balanced Portfolio	Vanguard VIF Equity Income Portfolio	Vanguard VIF Equity Index Portfolio
Net assets as of January 1, 2022	$8,645,666	$46,850,177	$—	$221,517,696
Increase (decrease) in net assets
Operations:
Net investment income (loss)	165,831	794,538	—	2,521,069
Total realized gains (losses) on investments	2,488,675	3,882,569	—	22,790,419
Change in net unrealized appreciation (depreciation) of investments	(2,176,992)	(11,284,227)	—	(65,476,943)
Net gains (losses) on investments	477,514	(6,607,120)	—	(40,165,455)
Net increase (decrease) in net assets resulting from operations	477,514	(6,607,120)	—	(40,165,455)
Policy related transactions:
Net premium payments, less sales charges and applicable premium taxes	13,413,136	8,462,604	—	71,688,789
Contract terminations and surrenders	(167,414)	(1,294,013)	—	(8,707,417)
Death benefit payments	—	(104,074)	—	(640,596)
Policy loan transfers	(24,687)	(87,211)	—	(2,460,340)
Transfers to other contracts	(11,851,332)	(12,292,732)	—	(57,457,002)
Cost of insurance and administration charges	(156,494)	(606,246)	—	(2,235,623)
Mortality and expenses charges	(26,239)	(112,484)	—	(388,245)
Surrender charges (refunds)	4,683	1,463	—	(10)
Increase (decrease) in net assets from policy related transactions	1,191,653	(6,032,693)	—	(200,444)
Total increase (decrease)	1,669,167	(12,639,813)	—	(40,365,899)
Net assets as of December 31, 2022	10,314,833	34,210,364	—	181,151,797

Increase (decrease) in net assets
Operations:
Net investment income (loss)	218,723	737,463	—	2,848,773
Total realized gains (losses) on investments	91,938	1,092,381	(665)	12,075,425
Change in net unrealized appreciation (depreciation) of investments	(666,743)	2,804,931	83,936	31,997,359
Net gains (losses) on investments	(356,082)	4,634,775	83,271	46,921,557
Net increase (decrease) in net assets resulting from operations	(356,082)	4,634,775	83,271	46,921,557
Policy related transactions:
Net premium payments, less sales charges and applicable premium taxes	7,407,145	8,195,503	1,793,301	59,745,797
Contract terminations and surrenders	(509,948)	(1,777,079)	—	(10,996,008)
Death benefit payments	(19,869)	(243,925)	—	(529,768)
Policy loan transfers	22,906	(323,165)	—	181,940
Transfers to other contracts	(7,864,046)	(8,622,330)	(602)	(50,566,724)
Cost of insurance and administration charges	(147,104)	(583,801)	(21,566)	(2,641,882)
Mortality and expenses charges	(24,074)	(101,830)	(3,485)	(433,555)
Surrender charges (refunds)	8,718	1,959	—	(15)
Increase (decrease) in net assets from policy related transactions	(1,126,272)	(3,454,668)	1,767,648	(5,240,215)
Total increase (decrease)	(1,482,354)	1,180,107	1,850,919	41,681,342
Net assets as of December 31, 2023	$8,832,479	$35,390,471	$1,850,919	$222,833,139
See accompanying notes.

Principal Life Insurance Co
Variable Life Separate Account

Statements of Changes in Net Assets

Years ended December 31, 2023 and 2022

	Vanguard VIF Global Bond Index Portfolio	Vanguard VIF International Portfolio	Vanguard VIF Mid-Cap Index Portfolio	Wanger International
Net assets as of January 1, 2022	$908,089	$—	$148,852,462	$2,806,669
Increase (decrease) in net assets
Operations:
Net investment income (loss)	22,557	—	1,475,943	17,699
Total realized gains (losses) on investments	(167)	—	14,584,113	402,342
Change in net unrealized appreciation (depreciation) of investments	(272,678)	—	(44,491,999)	(1,333,241)
Net gains (losses) on investments	(250,288)	—	(28,431,943)	(913,200)
Net increase (decrease) in net assets resulting from operations	(250,288)	—	(28,431,943)	(913,200)
Policy related transactions:
Net premium payments, less sales charges and applicable premium taxes	2,327,883	—	74,965,310	1,147,976
Contract terminations and surrenders	—	—	(1,991,625)	(15,365)
Death benefit payments	—	—	(152,131)	(2,390)
Policy loan transfers	—	—	(1,101,910)	(2,183)
Transfers to other contracts	(27,636)	—	(59,805,635)	(972,538)
Cost of insurance and administration charges	(22,247)	—	(1,894,993)	(31,845)
Mortality and expenses charges	(3,574)	—	(316,351)	(3,725)
Surrender charges (refunds)	—	—	55,956	(163)
Increase (decrease) in net assets from policy related transactions	2,274,426	—	9,758,621	119,767
Total increase (decrease)	2,024,138	—	(18,673,322)	(793,433)
Net assets as of December 31, 2022	2,932,227	—	130,179,140	2,013,236

Increase (decrease) in net assets
Operations:
Net investment income (loss)	57,248	—	1,954,599	7,170
Total realized gains (losses) on investments	(10,111)	(39)	2,309,764	(160,673)
Change in net unrealized appreciation (depreciation) of investments	146,295	84,558	15,139,085	490,933
Net gains (losses) on investments	193,432	84,519	19,403,448	337,430
Net increase (decrease) in net assets resulting from operations	193,432	84,519	19,403,448	337,430
Policy related transactions:
Net premium payments, less sales charges and applicable premium taxes	130,656	933,471	57,326,611	1,139,122
Contract terminations and surrenders	—	—	(10,154,678)	(94,039)
Death benefit payments	—	—	(360,871)	(1,173)
Policy loan transfers	(3,083)	(650)	(143,098)	(4,286)
Transfers to other contracts	(32,330)	—	(57,540,738)	(964,312)
Cost of insurance and administration charges	(33,080)	(2,637)	(1,934,580)	(35,469)
Mortality and expenses charges	(5,276)	(422)	(316,860)	(4,239)
Surrender charges (refunds)	—	—	132,358	1,860
Increase (decrease) in net assets from policy related transactions	56,887	929,762	(12,991,856)	37,464
Total increase (decrease)	250,319	1,014,281	6,411,592	374,894
Net assets as of December 31, 2023	$3,182,546	$1,014,281	$136,590,732	$2,388,130
See accompanying notes.

Principal Life Insurance Co
Variable Life Separate Account

Notes to Financial Statements

December 31, 2023

1. Nature of Operations and Significant Accounting Policies

Description of Business

Principal Life Insurance Company Variable Life Separate Account (“the Separate Account”) is a segregated investment account of Principal Life Insurance Company (“Principal Life”) and is registered under the Investment Company Act of 1940 as a unit investment trust, with no stated limitations on the number of authorized units. As directed by eligible contractholders, each division of the Separate Account invests exclusively in shares representing interests in a corresponding investment option. As of December 31, 2023, contractholder investment options included the following diversified open-end management investment companies:

Principal Variable Contracts Funds, Inc. – Class 1: (1)
Bond Market Index Account
Core Plus Bond Account
Diversified Balanced Account
Diversified International Account
Equity Income Account
Global Emerging Markets Account
Government & High Quality Bond Account
LargeCap Growth Account I
LargeCap S&P 500 Index Account
MidCap Account
Principal Capital Appreciation Account
Principal LifeTime 2020 Account
Principal LifeTime 2030 Account
Principal LifeTime 2040 Account
Principal LifeTime 2050 Account
Principal LifeTime 2060 Account
Principal LifeTime Strategic Income Account
Real Estate Securities Account
Short-Term Income Account
SmallCap Account
Strategic Asset Management (“SAM”) Portfolios:
Balanced Portfolio
Conservative Balanced Portfolio
Conservative Growth Portfolio
Flexible Income Portfolio
Strategic Growth Portfolio
AllianceBernstein VPS.:
     Discovery Value Portfolio – Class A
International Value Portfolio – Class A
Small Cap Growth Portfolio – Class A
     Sustainable Global Thematic Portfolio – Class A
Sustainable International Thematic Portfolio – Class A
Allspring VT:
Discovery All Cap Growth Fund – Class 2
Index Asset Allocation Fund – Class 2

Principal Life Insurance Co
Variable Life Separate Account

Notes to Financial Statements

December 31, 2023
American Century:
     VP Capital Appreciation Fund – Class II
VP Disciplined Core Value Fund – Class I
VP Disciplined Core Value Fund – Class II
VP Inflation Protection Fund – Class II
VP International Fund – Class II
VP Mid Cap Value Fund – Class II
VP Ultra Fund – Class I
VP Ultra Fund – Class II
VP Value Fund – Class II
American Funds Insurance Series:
Capital World Bond Fund – Class 2 Shares
Global Balanced Fund – Class 2 Shares
Global Small Capitalization Fund – Class 2 Shares
Growth Fund – Class 2 Shares
International Fund – Class 2 Shares
New World Fund – Class 2 Shares
Washington Mutual Investors Fund – Class 2
BNY Mellon IP:
MidCap Stock Portfolio – Service Shares
Technology Growth Portfolio – Service Shares
BNY Mellon Sustainable U.S. Equity Portfolio, Inc. – Service Shares
BNY Mellon VIF:
Appreciation Portfolio – Service Shares
Opportunistic Small Cap Portfolio – Service Shares
Calvert VP:
     EAFE International Index Portfolio – Class F
Investment Grade Bond Index Portfolio – Class I
Russell 2000 Small Cap Index Portfolio – Class F
S&P 500 Index Portfolio
S&P MidCap 400 Index Portfolio – Class F
ClearBridge:
Variable Mid Cap Portfolio – Class I Shares
Variable Small Cap Growth Portfolio – Class I Shares
Delaware VIP:
     Small Cap Value Series – Service Class
DWS:
Alternative Asset Allocation VIP – Class B
Small Mid Cap Value VIP – Class B
Fidelity VIP:
     Asset Manager Portfolio – Service Class 2
Contrafund® Portfolio – Initial Class
     Contrafund® Portfolio – Service Class 2
         Equity-Income Portfolio – Initial Class
     Equity-Income Portfolio – Service Class 2
     Extended Market Index Portfolio – Service Class 2
     Government Money Market Portfolio – Service Class
     Growth Portfolio – Service Class 2

Principal Life Insurance Co
Variable Life Separate Account

Notes to Financial Statements

December 31, 2023
     High Income Portfolio – Initial Class
     High Income Portfolio – Service Class 2
     International Index Portfolio – Service Class 2
     Mid Cap Portfolio – Service Class 2
     Strategic Income Portfolio – Service Class 2
     Total Market Index Portfolio – Service Class 2
Franklin Templeton VIP Trust:
     Franklin Income VIP Fund – Class 2
     Franklin Mutual Global Discovery VIP Fund – Class 2
     Franklin Mutual Shares VIP Fund – Class 2
     Franklin Rising Dividends VIP Fund – Class 2
     Franklin Small Cap Value VIP Fund – Class 2
     Franklin Strategic Income VIP Fund – Class 2
     Franklin U.S. Government Securities VIP Fund – Class 2
     Templeton Developing Markets VIP Fund – Class 2
     Templeton Foreign VIP Fund – Class 2
     Templeton Global Bond VIP Fund – Class 2
Goldman Sachs VIT:
     Small Cap Equity Insights Fund – Institutional Shares
Invesco V.I.:
     American Franchise Fund – Series I Shares
American Franchise Fund – Series II Shares
American Value Fund – Series I Shares
Core Equity Fund – Series I Shares
         Core Equity Fund – Series II Shares
     Discovery Mid Cap Growth Fund – Series I Shares
     EQV International Equity Fund – Series I Shares
     Global Real Estate Fund – Series I Shares
     Health Care Fund – Series I Shares
     Main Street Mid Cap Fund – Series II Shares
     Main Street Small Cap Fund – Series II Shares
     Small Cap Equity Fund – Series I Shares
     Technology Fund – Series I Shares
Janus Henderson Global Sustainable Equity Portfolio – Service Shares
Janus Henderson Series:
     Balanced Portfolio – Service Shares
         Enterprise Portfolio – Service Shares
         Flexible Bond Portfolio – Service Shares
         Forty Portfolio – Service Shares
         Global Research Portfolio – Service Shares
     Global Technology and Innovation Portfolio – Service Shares
         Overseas Portfolio – Service Shares
Lord Abbett Series Fund:
     Developing Growth Portfolio – Class VC
LVIP JPMorgan:
     Core Bond Portfolio – Class 1 Shares
     Small Cap Core Portfolio – Class 1 Shares
MFS®:

Principal Life Insurance Co
Variable Life Separate Account

Notes to Financial Statements

December 31, 2023
     Blended Research® Small Cap Equity Portfolio – Service Class
     Global Equity Series – Service Class
         Growth Series – Service Class
     Inflation-Adjusted Bond Portfolio – Service Class
International Intrinsic Value Portfolio – Service Class
     Mid Cap Growth Series – Service Class
     Mid Cap Value Portfolio – Service Class
     New Discovery Series – Service Class
     New Discovery Value Portfolio – Service Class
     Research International Series – Service Class
     Total Return Series – Service Class
     Utilities Series – Service Class
     Value Series – Service Class
Neuberger Berman AMT:
         Mid Cap Growth Portfolio – Class S
         Sustainable Equity Portfolio – Class I Shares
PIMCO VIT:
         All Asset Portfolio – Administrative Class
         Commodity Real Return® Strategy Portfolio – Administrative Class
         Emerging Market Bond Portfolio – Administrative Class
     High Yield Portfolio – Administrative Class
     Long-Term U.S. Government Portfolio – Administrative Class
     Low Duration Portfolio – Administrative Class
     Real Return Portfolio – Administrative Class
     Short-Term Portfolio – Administrative Class
     Total Return Portfolio – Administrative Class
Putnam VT:
         International Equity Fund – Class IB
     International Value Fund – Class IB
         Large Cap Growth Fund – Class IB
     Large Cap Value Fund – Class IB
Rydex VI:
     Basic Materials Fund
     Utilities Fund
T. Rowe Price:
         Equity Income Portfolio – II
     Health Sciences Portfolio – II
TOPS® Managed Risk:
     Balanced ETF Portfolio – Class 2
     Growth ETF Portfolio – Class 2
     Moderate Growth ETF Portfolio – Class 2
VanEck VIP Trust:
         Global Resources Fund – Class S Shares
     Global Resources Fund – Initial Class Shares
Vanguard VIF:
         Balanced Portfolio
         Conservative Allocation Portfolio (3)
         Equity Income Portfolio

Principal Life Insurance Co
Variable Life Separate Account

Notes to Financial Statements

December 31, 2023
         Equity Index Portfolio
     Global Bond Index Portfolio
         International Portfolio
         Mid-Cap Index Portfolio
         Real Estate Index Portfolio (2)
Wanger International

(1)Organized by Principal Life.
(2)These funds were available for purchase on June 6. 2022, but did not have any activity in 2023, so the ending asset balance was zero. Thus, they were excluded from the financials and notes 4-6 for 2023.
(3)These funds were available for purchase on June 3. 2023, but did not have any activity in 2023, so the ending asset balance was zero. Thus, they were excluded from the financials and notes 4-6 for 2023.

    During 2023, the following divisions were liquidated and subsequently reinvested:

Date	Liquidation Division	Reinvested Division	Transferred Assets
April 29, 2023	JPMorgan Core Bond Fund - Class 1 Shares	LVIP JPMorgan Core Bond Fund - Class 1 Shares	$4,522,786
April 29, 2023	JPMorgan Small Cap Core Fund - Class 1 Shares	LVIP JPMorgan Small Cap Core Fund - Class 1 Shares	2,165,763
April 29, 2023	Principal LifeTime 2010 Account - Class 1	Principal LifeTime Strategic Income Account - Class 1	20,707,544

The assets of the Separate Account are owned by Principal Life. The assets of the Separate Account support the following variable life insurance contracts of Principal Life and may not be used to satisfy the liabilities arising from any other business of Principal Life:

Principal® Benefit Variable Universal Life contracts;
Principal® Benefit Variable Universal Life II contracts;
Principal® Executive Variable Universal Life contracts;
Principal® Executive Variable Universal Life II contracts;
Principal® Executive Variable Universal Life III contracts;
Principal® Flexible Variable Life contracts;
PrinFlex Life® contracts;
Principal® Survivorship Flexible Premium Variable Universal Life contracts;
Principal® Variable Universal Life Accumulator contracts;
Principal® Variable Universal Life Accumulator II contracts;
Principal® Variable Universal Life Income contracts;
Principal® Variable Universal Life Income II contracts and
Principal® Variable Universal Life Income IV contracts.

Use of Estimates in the Preparation of Financial Statements

The preparation of financial statements and accompanying notes of the Separate Account in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported and disclosed. These estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed in the financial statements and accompanying notes.

Principal Life Insurance Co
Variable Life Separate Account

Notes to Financial Statements

December 31, 2023
Investments

Investments are stated at the closing net asset value (“NAV”) per share on December 31, 2023. Realized capital gains (losses) on sales of investments are determined on the basis of specific identification under the first-in, first-out method. Investment transactions are accounted for on a trade date basis. Dividends and realized gains (losses) on investments are recognized on an accrual basis as of the ex-dividend date and are automatically reinvested in shares of the funds on the payable date.

Fair Value Measurements

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). The fair value hierarchy prioritizes the inputs to valuation techniques used to measure fair value into three levels. The level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety considering factors specific to the asset or liability.

•Level 1 – Fair values are based on unadjusted quoted prices in active markets for identical assets or liabilities.

•Level 2 – Fair values are based on inputs other than quoted prices within Level 1 that are observable for the asset or liability, either directly or indirectly.

•Level 3 – Fair values are based on at least one significant unobservable input for the asset or liability.

All investments of the open-end management investment companies listed above represent investments in mutual funds for which a daily NAV is calculated and published. Therefore, the investments fall into Level 1 of the fair value hierarchy.

2. Expenses and Related Party Transactions

Principal Life is compensated for the following expenses and charges:

Principal® Benefit Variable Universal Life contracts – Principal Life assumes a risk that expenses incurred in issuing and administering a policy are greater than originally estimated. The expense charge is deducted at an annual rate of 0.40% of the net policy value in years one through ten and 0.30% thereafter to cover this risk. A cost of insurance charge, which is based on Principal Life’s expected future mortality experience, is deducted as compensation for insurance charges. All charges are assessed through the redemption of units. In all years, a sales charge of 6.50% of premiums less than or equal to target premium is deducted from each payment on behalf of each participant. The sales charge in excess of target premium is reduced to 5.00% in years one through five. After the fifth year, the sales charge is 6.50% of premiums paid. A tax charge of 2.20% for state and local taxes and 1.25% for federal taxes is deducted from each premium payment on behalf of each participant. The sales and tax charges are deducted from contributions by Principal Life prior to their transfer to the Separate Account.

Principal® Benefit Variable Universal Life II contracts – Principal Life assumes a risk that expenses incurred in issuing and administering a policy are greater than originally estimated. The expense charge is deducted at an annual rate of 0.70% of the net policy value in years one through ten and 0.30% thereafter to cover this risk. A cost of insurance charge, which is based on Principal Life’s expected future mortality experience, is deducted as compensation for insurance charges. All charges are assessed through the redemption of units. In policy years one through five, a sales charge of 6.70% of premiums paid up to target premium and 5.20% of premiums paid in excess of target premium is

Principal Life Insurance Co
Variable Life Separate Account

Notes to Financial Statements

December 31, 2023
deducted from each payment on behalf of each participant. In policy years six and thereafter, a sales charge of 6.70% of premiums paid is deducted from each payment on behalf of each participant. A tax charge of 2.00% for state and local taxes and 1.25% for federal taxes is deducted from each premium payment on behalf of each participant. The sales and tax charges are deducted from contributions by Principal Life prior to their transfer to the Separate Account.

Principal® Executive Variable Universal Life contracts – Principal Life assumes a risk that expenses incurred in issuing and administering a policy are greater than originally estimated. The expense charge is deducted at an annual rate of 0.30% of the net policy value to cover this risk. A cost of insurance charge, which is based on Principal Life’s expected future mortality experience, is deducted as compensation for insurance charges. All charges are assessed through the redemption of units. In the first year, a sales charge of 4.50% of premiums paid up to target premium is deducted from each payment on behalf of each participant. In years two through five, a sales charge of 7.00% of premiums paid up to target premium is deducted from each payment on behalf of each participant. In years six through ten, a sales charge of 3.00% of premiums paid up to target premium is deducted from each payment on behalf of each participant. No sales charge is deducted after year ten. A tax charge of 2.00% for state and local taxes and 1.25% for federal taxes is deducted from each payment on behalf of each participant. The sales and tax charges are deducted from contributions by Principal Life prior to their transfer to the Separate Account.

Principal® Executive Variable Universal Life II contracts – Principal Life assumes a risk that expenses incurred in issuing and administering a policy are greater than originally estimated. The maximum expense charge is deducted at an annual rate of 0.30% of the net policy value to cover this risk. A cost of insurance charge, which is based on Principal Life’s expected future mortality experience, is deducted as compensation for insurance charges. All charges are assessed through the redemption of units. In the first year, a sales charge of 3.75% of premiums paid is deducted from each payment on behalf of each participant. In years two through five, a sales charge of 7.00% of premiums paid is deducted from each payment on behalf of each participant. In years six through ten, a sales charge of 5.75% of premiums paid is deducted from each payment on behalf of each participant. Each year thereafter, a sales charge of 3.00% of premiums paid is deducted from each payment on behalf of each participant. A tax charge of 2.00% for state and local taxes and 1.25% for federal taxes is deducted from each premium payment on behalf of each participant. The sales and tax charges are deducted from contributions by Principal Life prior to their transfer to the Separate Account.

Principal® Executive Variable Universal Life III contracts – Principal Life assumes a risk that expenses incurred in issuing and administering a policy are greater than originally estimated. The expense charge is deducted at an annual rate of 0.35% of the net policy value in years one through five, 0.30% in years six through fifteen, and 0.25% thereafter to cover this risk. A cost of insurance charge, which is based on Principal Life’s expected future mortality experience, is deducted as compensation for insurance charges. All charges are assessed through the redemption of units. In the first year, a sales charge of 3.00% of premiums paid is deducted from each payment on behalf of each participant. In years two through seven, a sales charge of 6.50% of premiums paid is deducted from each payment on behalf of each participant. Each year thereafter, a sales charge of 2.50% of premiums paid is deducted from each payment on behalf of each participant. A tax charge of 3.25% for state, local and federal taxes is deducted from each premium payment on behalf of each participant. The sales and tax charges are deducted from contributions by Principal Life prior to their transfer to the Separate Account.

Principal® Flexible Variable Life contracts – Mortality and expense risks assumed by Principal Life are compensated for by a daily charge resulting in a monthly reduction of the unit value equivalent to an annual rate of 0.75% of the policy value. An annual administration charge of $60 for each policy and a cost of insurance charge, which is based on Principal Life’s expected future mortality experience, are deducted on a monthly basis through the redemption of units as compensation for administrative and insurance expenses, respectively. A sales charge of 5.00% and a tax charge of 2.00% of premiums paid are deducted from each payment on behalf of each participant. The sales and tax charges are deducted from the contributions by Principal Life prior to their transfer to the Separate Account. In addition, a surrender

Principal Life Insurance Co
Variable Life Separate Account

Notes to Financial Statements

December 31, 2023
charge up to a maximum of 25.00% of the minimum first year premium may be imposed upon total surrender or termination of a policy for insufficient value.

PrinFlex Life® contracts – Mortality and expense risks assumed by Principal Life are compensated for by a charge equivalent to an annual rate of 0.90% of the division values through the ninth policy year. Each month thereafter, the charge will be deducted at an annual rate of 0.27% of the division values. A monthly administration charge of $0.60 for each $1,000 of policy face amount (with a maximum charge of $25 per month) will be deducted from policies in their first policy year. After the first policy year, the administration charge is $10 per month. A cost of insurance charge, which is based on Principal Life’s expected future mortality experience, is also deducted as compensation for insurance charges. All charges are assessed through the redemption of units. A sales charge of 2.75% of premiums paid less than or equal to target premium and 0.75% of premiums in excess of target premium is deducted from premium payments on behalf of each participant. A tax charge of 2.20% for state and local taxes and 1.25% for federal taxes is also deducted from each premium payment on behalf of each participant. The sales and tax charges are deducted from contributions by Principal Life prior to their transfer to the Separate Account.

Principal® Survivorship Flexible Premium Variable Universal Life contracts – Mortality and expense risks assumed by Principal Life are compensated for by a monthly charge equivalent to an annual rate of 0.80% of the division values through the ninth policy year. Each month thereafter, the charge is deducted at an annual rate of 0.30% of the division values. A monthly administration charge of $8 is deducted from policies. An additional monthly administration charge of $0.08 per $1,000 of face amount is deducted in the first ten years (and ten years after an increase in the face amount). The charge of $0.08 is increased by $0.005 per $1,000 for each insured classified as a smoker. In years 11 through 20 (after issue or adjustment) an additional monthly charge of $0.04 per $1,000 of face amount is deducted. After policy year 21, an additional monthly charge of $0.02 per $1,000 of face amount is deducted. A cost of insurance charge, which is based on Principal Life’s expected future mortality experience, is also deducted as compensation for insurance charges. All charges are assessed through the redemption of units. In policy years one through ten, a sales charge of 5.00% of premiums paid less than or equal to target premium and 2.00% of premiums paid in excess of target is deducted from each payment on behalf of each participant. Each year thereafter, a sales charge of 2.00% of premiums paid is deducted from each premium payment on behalf of each participant. A tax charge of 2.20% for state and local taxes and 1.25% for federal taxes is deducted from each premium payment on behalf of each participant. The sales and tax charges are deducted from contributions by Principal Life prior to their transfer to the Separate Account.

Principal® Variable Universal Life Accumulator contracts – Mortality and expense risks assumed by Principal Life are compensated for by a monthly charge equivalent to an annual rate of 0.70% of the policy value through the tenth policy year. Each month thereafter, the charge will be deducted at a rate equivalent to 0.20% of the policy value per year. The current administrative charge is $25 per month during the first policy year. After the first policy year, the administrative charge is $10 per month. A cost of insurance charge, which is based on Principal Life’s expected future mortality experience, is deducted as compensation for insurance charges. All charges are assessed through the redemption of units. A sales charge of 3.00% of premiums paid is deducted from each payment on behalf of each participant during the first five policy years. A tax charge of 2.20% for state and local taxes and 1.25% for federal taxes is deducted from each premium payment on behalf of each participant. The sales and tax charges are deducted from contributions by Principal Life prior to their transfer to the Separate Account.

Principal® Variable Universal Life Accumulator II contracts – Mortality and expense risks assumed by Principal Life are compensated for by a monthly charge equivalent to an annual rate of 0.70% of the policy value through the tenth policy year. Each month thereafter, the charge will be deducted at a rate equivalent to 0.20% of the policy value per year. The current monthly administrative charge is $25 per month during the first policy year. After the first policy year, the administrative charge is $10 per month. A cost of insurance charge, which is based on Principal Life’s expected future mortality experience, is deducted as compensation for insurance charges. All charges are assessed through the

Principal Life Insurance Co
Variable Life Separate Account

Notes to Financial Statements

December 31, 2023
redemption of units. A sales charge of 3.00% of premiums paid up to surrender target premium and a sale charge of 1.25% of premiums in excess of surrender target premium is deducted from each payment on behalf of each participant. A tax charge of 2.00% for state and local taxes and 1.25% for federal taxes is deducted from each premium payment on behalf of each participant. The sales and tax charges are deducted from contributions by Principal Life prior to their transfer to the Separate Account.

Principal® Variable Universal Life Income contracts – Mortality and expense risks assumed by Principal Life are compensated for by a monthly charge equivalent to an annual rate of 0.70% of the policy value through the tenth policy year. The current monthly administrative charge is $25 per month during the first policy year. After the first policy year, the administrative charge is $10 per month. A cost of insurance charge, which is based on Principal Life’s expected future mortality experience, is deducted as compensation for insurance charges. All charges are assessed through the redemption of units. A sales charge of 3.00% of premiums paid (without the surrender charge adjustment rider) is deducted from each payment on behalf of each participant. A tax charge of 2.00% for state and local taxes and 1.25% for federal taxes is deducted from each premium payment on behalf of each participant. The sales and tax charges are deducted from contributions by Principal Life prior to their transfer to the Separate Account.

Principal® Variable Universal Life Income II contracts – For policies issued prior to May 18, 2009, asset based charges assumed by Principal Life are compensated for by a monthly charge equivalent to an annual rate of 0.70% of the asset value of each policy. The current administrative charge is $25 per month. A cost of insurance charge, which is based on Principal Life's expected future mortality experience, is deducted as compensation for insurance charges. All charges are assessed through the redemption of units. A sales charge of 4.50% of premiums is deducted from each payment on behalf of each participant. A tax charge of 2.00% for state and local taxes and 1.25% for federal taxes is deducted from each premium payment on behalf of each participant. The sales and tax charges are deducted from contributions by Principal Life prior to their transfer to the Separate Account. For policies issued May 18, 2009 and after, asset based charges assumed by Principal Life are compensated for by a monthly charge equivalent to an annual rate of 0.50% of the asset value of each policy through the tenth policy year. The current administrative charge is $25 per month during the first policy year. After the first policy year, the administrative charge is $10 per month. A cost of insurance charge, which is based on Principal Life's expected future mortality experience, is deducted as compensation for insurance charges. All charges are assessed through the redemption of units. A sales charge of 3.00% of premiums paid is deducted from each payment on behalf of each participant. A tax charge of 2.00% for state and local taxes and 1.25% for federal taxes is deducted from each premium payment on behalf of each participant. The sales and tax charges are deducted from contributions by Principal Life prior to their transfer to the Separate Account.

Principal® Variable Universal Life Income IV contracts - The current administrative charge is $10 per month. A cost of insurance charge, which is based on Principal Life’s expected future mortality experience, is deducted as compensation for insurance charges. All charges are assessed through the redemption of units. A sales charge of 4.00% of premiums paid up to target premium is deducted from each payment on behalf of each participant during the first policy year. In policy years two and later, the sales charge is 2.00% of premiums paid up to target premium. A tax charge of 2.00% for state and local taxes and 1.25% for federal taxes is deducted from each premium payment on behalf of each participant. The sales and tax charges are deducted from contributions by Principal Life prior to their transfer to the Separate Account.
During the year ended December 31, 2023, investment advisory and management fees were paid indirectly to Principal Global Investors, LLC (“Manager”) (wholly owned by Principal Financial Services, Inc.) in its capacity as advisor to Principal Variable Contracts Funds, Inc computed at an annual percentage rate of each of the Account’s average daily net assets. A portion of the management fee is paid by the Manager to the sub-advisor of each of the Accounts, some of which are affiliates of the Manager. The annual rate paid by the SAM Portfolios is based upon the aggregate average daily net assets (“aggregate net assets”) of the SAM Portfolios. The investment advisory and management fee schedule for the SAM

Principal Life Insurance Co
Variable Life Separate Account

Notes to Financial Statements

December 31, 2023
Portfolios is 0.25% of aggregate net assets up to the first $1 billion and 0.20% of aggregate net assets over $1 billion. The Principal LifeTime Accounts do not pay investment advisory and management fees.

The annual rates used in this calculation for each of the other Accounts are shown in the following tables:

	Net Assets of Accounts
	(in millions)
	First $100	Next $100	Next $100	Next $100	Thereafter
Core Plus Bond Account	0.50%	0.45%	0.40%	0.35%	0.30%
Government & High Quality Bond Account	0.50	0.48	0.46	0.45	0.44
LargeCap Growth Account I	0.80	0.75	0.70	0.65	0.60
Real Estate Securities Account	0.79	0.77	0.73	0.70	0.68
SmallCap Account	0.85	0.80	0.75	0.70	0.65

	(in millions)
	First $100	Next $100	Next $100	Next $100	Next $300	Next $300	Thereafter
Equity Income Account	0.60%	0.55%	0.50%	0.45%	0.40%	0.39%	0.38%
MidCap Account	0.65	0.60	0.55	0.50	0.45	0.44	0.43

	Net Assets of Accounts
	(in millions)
	First $250	Next $250	Next $250	Next $250	Thereafter
Diversified International Account	0.85%	0.80%	0.75%	0.70%	0.65%
Global Emerging Markets Account	1.00	0.98	0.96	0.95	0.90

	Net Assets of Accounts
	(in millions)
	First $500	Over $500
Principal Capital Appreciation Account	0.63%	0.50%
Short-Term Income Account	0.40	0.39

Principal Life Insurance Co
Variable Life Separate Account

Notes to Financial Statements

December 31, 2023

	Net Assets of Accounts
	(in billions)
	First $3	Over $3
LargeCap S&P 500 Index Account	0.20%	0.18%

All Net Assets
Bond Market Index Account	0.14%
Diversified Balanced Account	0.05

The Manager has contractually agreed to waive certain of the Accounts’ investment advisory and management fees. The expense waiver will reduce the Accounts’ investment advisory and management fees. The waivers are expressed as a percentage of average daily net assets on an annualized basis during the reported period. The waivers were as follows:

	From January 1, 2023 through December 31, 2023
	All Classes	Expiration
LargeCap Growth Account I	0.016%	April 30, 2024

The Manager has contractually agreed to limit the expenses (excluding interest expense, expenses related to account investments, acquired account fees and expenses, and tax reclaim recovery expenses and other extraordinary expenses) for certain classes of shares of certain of the Accounts. The reductions and reimbursements are in amounts that maintain total operating expenses at or below certain limits. The limits are expressed as a percentage of average daily net assets attributable to each class of shares on an annualized basis during the reporting period. The expenses borne by the Manager are subject to reimbursement by the Accounts through the fiscal year end, provided no reimbursement will be made if it would result in the Accounts exceeding the total operating expense limits. Any amounts outstanding at the end of the year are shown as an expense reimbursement from Manager or expense reimbursement to Manager on the statements of assets and liabilities. The operating expense limits, were as follows:

	From January 1, 2023 through December 31, 2023
	Class 1	Expiration
Global Emerging Markets Account	1.20%	April 30, 2023
LargeCap Growth Account I	0.69	April 30, 2024

3. Federal Income Taxes

The operations of the Separate Account are a part of the operations of Principal Life. Under current practice, no federal income taxes are allocated by Principal Life to the operations of the Separate Account.

Principal Life Insurance Co
Variable Life Separate Account

Notes to Financial Statements

December 31, 2023
4. Purchases and Sales of Investments

The aggregate cost of purchases and proceeds from sales of investments were as follows for the year ended December 31, 2023:

Division	Purchases	Sales

AllianceBernstein VPS Discovery Value Portfolio - Class A	$2,879,825	$2,231,413

AllianceBernstein VPS International Value Portfolio - Class A	$439,624	$750,793

AllianceBernstein VPS Small Cap Growth Portfolio - Class A	$397,744	$692,002

AllianceBernstein VPS Sustainable Global Thematic Portfolio - Class A	$721,656	$1,032,660

AllianceBernstein VPS Sustainable International Thematic Portfolio - Class A	$182,620	$148,743

Allspring VT Discovery All Cap Growth Fund - Class 2	$516,195	$409,758

Allspring VT Index Asset Allocation Fund - Class 2	$324,027	$227,540

American Century VP Capital Appreciation Fund - Class II	$387,686	$1,001,647

American Century VP Disciplined Core Value Fund - Class I	$244,093	$323,233

American Century VP Disciplined Core Value Fund - Class II	$2,061,517	$4,743,842

American Century VP Inflation Protection Fund - Class II	$458,497	$1,108,758

American Century VP International Fund - Class II	$597,020	$467,422

American Century VP Mid Cap Value Fund - Class II	$21,708,750	$23,680,202

American Century VP Ultra Fund - Class I	$467,473	$685,655

American Century VP Ultra Fund - Class II	$1,649,210	$1,925,398

American Century VP Value Fund - Class II	$6,184,202	$4,496,350

American Funds Insurance Series - Capital World Bond Fund - Class 2 Shares	$706,227	$776,933

American Funds Insurance Series - Global Balanced Fund - Class 2 Shares	$907,200	$385,187

Principal Life Insurance Co
Variable Life Separate Account

Notes to Financial Statements

December 31, 2023

Division	Purchases	Sales
American Funds Insurance Series - Global Small Capitalization Fund - Class 2 Shares	$103,524	$91,049

American Funds Insurance Series - Growth Fund - Class 2 Shares	$16,716,502	$10,671,184

American Funds Insurance Series - International Fund - Class 2 Shares	$4,861,470	$6,429,216

American Funds Insurance Series - New World Fund - Class 2 Shares	$7,616,438	$9,001,910

American Funds Insurance Series - Washington Mutual Investors Fund - Class 2 Shares	$6,935,036	$8,152,828

BNY Mellon IP MidCap Stock Portfolio - Service Shares	$373,296	$384,866

BNY Mellon IP Technology Growth Portfolio - Service Shares	$11,371,447	$11,490,447

BNY Mellon Sustainable U.S. Equity Portfolio, Inc. - Service Shares	$171,520	$126,056

BNY Mellon VIF Appreciation Portfolio - Service Shares	$1,634,227	$736,748

BNY Mellon VIF Opportunistic Small Cap Portfolio - Service Shares	$627,834	$592,848

Bond Market Index Account - Class 1	$46,627,587	$39,904,316

Calvert VP EAFE International Index Portfolio - Class F	$2,348,419	$3,941,120

Calvert VP Investment Grade Bond Index Portfolio - Class I	$1,711,271	$1,130,265

Calvert VP Russell 2000 Small Cap Index Portfolio - Class F	$94,547,839	$93,382,692

Calvert VP S&P 500 Index Portfolio	$1,160,234	$1,031,058

Calvert VP S&P MidCap 400 Index Portfolio - Class F	$256,126	$503,195

ClearBridge Variable Mid Cap Portfolio - Class I Shares	$235,244	$191,305

ClearBridge Variable Small Cap Growth Portfolio - Class I Shares	$7,614,347	$10,967,599

Core Plus Bond Account - Class 1	$39,105,989	$30,634,996

Delaware VIP Small Cap Value Series - Service Class	$4,422,229	$6,018,428

Diversified Balanced Account - Class 1	$2,337,312	$1,918,072

Principal Life Insurance Co
Variable Life Separate Account

Notes to Financial Statements

December 31, 2023

Division	Purchases	Sales

Diversified International Account - Class 1	$22,181,907	$29,973,754

DWS Alternative Asset Allocation VIP - Class B	$141,596	$87,586

DWS Small Mid Cap Value VIP - Class B	$591,217	$395,739

Equity Income Account - Class 1	$32,015,885	$28,479,304

Fidelity VIP Asset Manager Portfolio - Service Class 2	$307,915	$123,784

Fidelity VIP Contrafund® Portfolio - Initial Class	$5,637,280	$8,304,169

Fidelity VIP Contrafund® Portfolio - Service Class 2	$20,011,198	$23,076,030

Fidelity VIP Equity-Income Portfolio - Initial Class	$2,057,798	$2,408,499

Fidelity VIP Equity-Income Portfolio - Service Class 2	$6,028,622	$7,012,108

Fidelity VIP Extended Market Index Portfolio - Service Class 2	$350,865	$58,013

Fidelity VIP Government Money Market Portfolio - Service Class	$267,416,818	$222,465,155

Fidelity VIP Growth Portfolio - Service Class 2	$3,266,145	$6,028,475

Fidelity VIP High Income Portfolio - Initial Class	$834,691	$866,946

Fidelity VIP High Income Portfolio - Service Class 2	$3,421,555	$4,431,588

Fidelity VIP International Index Portfolio - Service Class 2	$8,866,124	$6,794,668

Fidelity VIP Mid Cap Portfolio - Service Class 2	$4,343,375	$6,495,156

Fidelity VIP Strategic Income Portfolio - Service Class 2	$1,793,269	$2,403,167

Fidelity VIP Total Market Index Portfolio - Service Class 2	$9,722,570	$3,313,794

Franklin Templeton VIP Trust - Franklin Income VIP Fund - Class 2	$6,443,430	$2,830,186

Franklin Templeton VIP Trust - Franklin Mutual Global Discovery VIP Fund - Class 2	$2,003,215	$2,262,191

Franklin Templeton VIP Trust - Franklin Mutual Shares VIP Fund - Class 2	$1,891,977	$2,361,305

Principal Life Insurance Co
Variable Life Separate Account

Notes to Financial Statements

December 31, 2023

Division	Purchases	Sales

Franklin Templeton VIP Trust - Franklin Rising Dividends VIP Fund - Class 2	$7,122,224	$5,404,077

Franklin Templeton VIP Trust - Franklin Small Cap Value VIP Fund - Class 2	$6,106,155	$7,702,169

Franklin Templeton VIP Trust - Franklin Strategic Income VIP Fund - Class 2	$3,562,231	$4,006,948

Franklin Templeton VIP Trust - Franklin U.S. Government Securities VIP Fund - Class 2	$48,130	$240,486

Franklin Templeton VIP Trust - Templeton Developing Markets VIP Fund - Class 2	$6,533,899	$6,402,366

Franklin Templeton VIP Trust - Templeton Foreign VIP Fund - Class 2	$2,872,422	$3,005,372

Franklin Templeton VIP Trust - Templeton Global Bond VIP Fund - Class 2	$2,133,832	$3,472,520

Global Emerging Markets Account - Class 1	$5,560,073	$7,995,893

Goldman Sachs VIT Small Cap Equity Insights Fund - Institutional Shares	$459,508	$1,240,853

Government & High Quality Bond Account - Class 1	$14,271,757	$10,915,483

Invesco V.I. American Franchise Fund - Series I Shares	$454,257	$269,849

Invesco V.I. American Franchise Fund - Series II Shares	$469,483	$716,806

Invesco V.I. American Value Fund - Series I Shares	$356,663	$296,639

Invesco V.I. Core Equity Fund - Series I Shares	$478,517	$896,116

Invesco V.I. Core Equity Fund - Series II Shares	$972,635	$2,006,513

Invesco V.I. Discovery Mid Cap Growth Fund - Series I Shares	$748,836	$1,588,159

Invesco V.I. EQV International Equity Fund - Series I Shares	$4,254,545	$3,886,227

Invesco V.I. Global Real Estate Fund - Series I Shares	$716,632	$451,067

Principal Life Insurance Co
Variable Life Separate Account

Notes to Financial Statements

December 31, 2023

Division	Purchases	Sales

Invesco V.I. Health Care Fund - Series I Shares	$5,005,665	$8,969,789

Invesco V.I. Main Street Mid Cap Fund - Series II Shares	$114,733	$148,530

Invesco V.I. Main Street Small Cap Fund - Series II Shares	$4,792,557	$4,097,807

Invesco V.I. Small Cap Equity Fund - Series I Shares	$2,813,058	$2,808,301

Invesco V.I. Technology Fund - Series I Shares	$6,388,986	$7,993,146

Janus Henderson Global Sustainable Equity Portfolio - Service Shares	$131,107	$20,548

Janus Henderson Series Balanced Portfolio - Service Shares	$7,970,031	$6,408,682

Janus Henderson Series Enterprise Portfolio - Service Shares	$21,774,488	$22,768,720

Janus Henderson Series Flexible Bond Portfolio - Service Shares	$8,743,669	$8,245,150

Janus Henderson Series Forty Portfolio - Service Shares	$6,124,665	$5,392,604

Janus Henderson Series Global Research Portfolio - Service Shares	$2,065,434	$1,481,593

Janus Henderson Series Global Technology and Innovation Portfolio - Service Shares	$1,634,227	$1,205,586

Janus Henderson Series Overseas Portfolio - Service Shares	$7,665,953	$7,793,605

LargeCap Growth Account I - Class 1	$79,143,338	$80,075,386

LargeCap S&P 500 Index Account - Class 1	$132,811,584	$106,922,606

Lord Abbett Series Fund Developing Growth Portfolio - Class VC	$1,807,707	$2,256,686

LVIP JPMorgan Core Bond Fund - Class 1 Shares	$5,577,628	$458,259

LVIP JPMorgan Small Cap Core Fund - Class 1 Shares	$2,483,866	$292,961

Principal Life Insurance Co
Variable Life Separate Account

Notes to Financial Statements

December 31, 2023

Division	Purchases	Sales

MFS® Blended Research® Small Cap Equity Portfolio Series - Service Class	$812,412	$1,298,374

MFS® Global Equity Series - Service Class	$3,626,227	$4,081,228

MFS® Growth Series - Service Class	$17,865,857	$12,541,298

MFS® Inflation-Adjusted Bond Portfolio - Service Class	$738,336	$1,360,921

MFS® International Intrinsic Value Portfolio - Service Class	$10,416,694	$9,593,479

MFS® Mid Cap Growth Series - Service Class	$29,575	$34,504

MFS® Mid Cap Value Portfolio - Service Class	$1,749,544	$2,481,355

MFS® New Discovery Series - Service Class	$4,915,830	$5,862,443

MFS® New Discovery Value Portfolio - Service Class	$1,417,986	$1,389,980

MFS® Research International Series - Service Class	$1,313,093	$1,172,590

MFS® Total Return Series - Service Class	$2,047,782	$1,465,723

MFS® Utilities Series - Service Class	$1,818,267	$2,146,530

MFS® Value Series - Service Class	$17,135,508	$16,301,424

MidCap Account - Class 1	$24,098,002	$33,481,796

Neuberger Berman AMT Mid Cap Growth Portfolio - Class S	$98,792	$740,118

Neuberger Berman AMT Sustainable Equity Portfolio - Class I	$836,825	$1,071,411

PIMCO VIT All Asset Portfolio - Administrative Class	$839,197	$1,079,752

PIMCO VIT Commodity Real Return® Strategy Portfolio - Administrative Class	$1,302,685	$2,810,558

Principal Life Insurance Co
Variable Life Separate Account

Notes to Financial Statements

December 31, 2023

Division	Purchases	Sales

PIMCO VIT Emerging Market Bond Portfolio - Administrative Class	$2,164,399	$2,371,264

PIMCO VIT High Yield Portfolio - Administrative Class	$15,113,807	$10,906,473

PIMCO VIT Long-Term U.S. Government Portfolio - Administrative Class	$646,463	$430,687

PIMCO VIT Low Duration Portfolio - Administrative Class	$892,527	$866,444

PIMCO VIT Real Return Portfolio - Administrative Class	$6,787,601	$7,190,640

PIMCO VIT Short-Term Portfolio - Administrative Class	$16,203,014	$23,107,877

PIMCO VIT Total Return Portfolio - Administrative Class	$20,780,981	$20,954,273

Principal Capital Appreciation Account - Class 1	$5,712,972	$4,179,549

Principal LifeTime 2020 Account - Class 1	$28,182,897	$35,248,186

Principal LifeTime 2030 Account - Class 1	$61,436,979	$57,853,401

Principal LifeTime 2040 Account - Class 1	$44,617,927	$42,120,617

Principal LifeTime 2050 Account - Class 1	$15,557,183	$15,544,401

Principal LifeTime 2060 Account - Class 1	$5,289,183	$4,313,529

Principal LifeTime Strategic Income Account - Class 1	$28,840,235	$13,005,713

Putnam VT International Equity Fund - Class IB	$637,390	$1,000,639

Putnam VT International Value Fund - Class IB	$1,033,876	$481,482

Putnam VT Large Cap Growth Fund - Class IB	$7,549,511	$5,311,002

Putnam VT Large Cap Value Fund - Class IB	$763,248	$1,291,430

Principal Life Insurance Co
Variable Life Separate Account

Notes to Financial Statements

December 31, 2023

Division	Purchases	Sales
Real Estate Securities Account - Class 1	$17,127,691	$21,246,977

Rydex VI Basic Materials Fund	$65,819	$55,601

Rydex VI Utilities Fund	$8,341	$356,781

SAM Balanced Portfolio - Class 1	$18,977,027	$16,168,022

SAM Conservative Balanced Portfolio - Class 1	$10,120,930	$13,532,987

SAM Conservative Growth Portfolio - Class 1	$20,605,006	$19,306,371

SAM Flexible Income Portfolio - Class 1	$4,174,265	$6,095,821

SAM Strategic Growth Portfolio - Class 1	$14,577,011	$14,770,150

Short-Term Income Account - Class 1	$20,349,739	$19,534,398

SmallCap Account - Class 1	$16,313,247	$19,916,098

T. Rowe Price Equity Income Portfolio - II	$8,488,735	$8,819,564

T. Rowe Price Health Sciences Portfolio - II	$545,292	$1,088,425

TOPS® Managed Risk Balanced ETF Portfolio - Class 2	$103,282	$54,308

TOPS® Managed Risk Growth ETF Portfolio - Class 2	$92,926	$96,535

TOPS® Managed Risk Moderate Growth ETF Portfolio - Class 2	$137,675	$55,957

VanEck VIP Trust Global Resources Fund - Class S Shares	$294,889	$393,900

VanEck VIP Trust Global Resources Fund - Initial Class Shares	$7,625,868	$8,533,417

Vanguard VIF Balanced Portfolio	$10,362,108	$11,650,171

Vanguard VIF Equity Income Portfolio	$1,793,301	$25,653

Principal Life Insurance Co
Variable Life Separate Account

Notes to Financial Statements

December 31, 2023

Division	Purchases	Sales

Vanguard VIF Equity Index Portfolio	$68,903,952	$64,986,012

Vanguard VIF Global Bond Index Portfolio	$192,891	$73,769

Vanguard VIF International Portfolio	$933,471	$3,709

Vanguard VIF Mid-Cap Index Portfolio	$61,734,064	$70,318,467

Wanger International	$1,146,300	$1,101,666

Principal Life Insurance Co
Variable Life Separate Account

Notes to Financial Statements

December 31, 2023
5. Changes in Units Outstanding

Transactions in units were as follows for each of the years ended December 31:

	2023			2022
Division	Purchases	Redemptions	Net increase (decrease)	Purchases	Redemptions	Net increase (decrease)

AllianceBernstein VPS Discovery Value Portfolio - Class A	71,271	69,723	1,548	67,495	96,381	(28,886)

AllianceBernstein VPS International Value Portfolio - Class A	47,526	83,466	(35,940)	61,098	30,386	30,712

AllianceBernstein VPS Small Cap Growth Portfolio - Class A	10,300	17,316	(7,016)	13,297	14,817	(1,520)

AllianceBernstein VPS Sustainable Global Thematic Portfolio - Class A	22,395	34,654	(12,259)	56,720	39,806	16,914

AllianceBernstein VPS Sustainable International Thematic Portfolio - Class A	10,454	10,311	143	13,340	5,710	7,630

Allspring VT Discovery All Cap Growth Fund - Class 2	2,407	9,138	(6,731)	5,106	90,127	(85,021)

Allspring VT Index Asset Allocation Fund - Class 2	5,564	5,482	82	11,561	13,723	(2,162)

American Century VP Capital Appreciation Fund - Class II	17,303	45,028	(27,725)	42,517	66,521	(24,004)

American Century VP Disciplined Core Value Fund – Class I	5,149	8,729	(3,580)	8,520	8,986	(466)

American Century VP Disciplined Core Value Fund – Class II	48,505	116,722	(68,217)	63,484	51,206	12,278

American Century VP Inflation Protection Fund - Class II	28,150	83,309	(55,159)	41,338	36,484	4,854

American Century VP International Fund - Class II	19,760	16,211	3,549	26,467	22,043	4,424

American Century VP Mid Cap Value Fund - Class II	370,866	517,573	(146,707)	571,492	409,198	162,294

American Century VP Ultra Fund - Class I	4,300	11,980	(7,680)	6,049	11,065	(5,016)

American Century VP Ultra Fund - Class II	18,347	32,579	(14,232)	20,159	31,196	(11,037)

American Century VP Value Fund - Class II	68,606	97,500	(28,894)	182,436	156,067	26,369

American Funds Insurance Series - Capital World Bond Fund - Class 2 Shares	72,272	78,948	(6,676)	67,107	42,359	24,748

American Funds Insurance Series - Global Balanced Fund – Class 2 Shares	50,612	31,318	19,294	79,514	52,762	26,752

American Funds Insurance Series - Global Small Capitalization Fund - Class 2 Shares	9,833	8,547	1,286	4,713	2,703	2,010

Principal Life Insurance Co
Variable Life Separate Account

Notes to Financial Statements

December 31, 2023

	2023			2022
Division	Purchases	Redemptions	Net increase (decrease)	Purchases	Redemptions	Net increase (decrease)

American Funds Insurance Series - Growth Fund - Class 2 Shares	457,907	333,342	124,565	678,925	510,825	168,100

American Funds Insurance Series - International Fund – Class 2 Shares	354,715	501,003	(146,288)	485,974	427,685	58,289

American Funds Insurance Series - New World Fund – Class 2 Shares	489,223	611,793	(122,570)	831,436	490,498	340,938

American Funds Insurance Series - Washington Mutual Investors Fund - Class 2 Shares	327,199	421,405	(94,206)	418,242	393,312	24,930

BNY Mellon IP MidCap Stock Portfolio - Service Shares	21,767	21,441	326	1,704	14,804	(13,100)

BNY Mellon IP Technology Growth Portfolio - Service Shares	284,875	285,391	(516)	244,412	237,801	6,611

BNY Mellon Sustainable U.S. Equity Portfolio, Inc. – Service Shares	1,631	2,917	(1,286)	5,945	2,236	3,709

BNY Mellon VIF Appreciation Portfolio - Service Shares	27,645	15,397	12,248	15,341	24,026	(8,685)

BNY Mellon VIF Opportunistic Small Cap Portfolio – Service Shares	17,832	21,090	(3,258)	9,028	16,444	(7,416)

Bond Market Index Account - Class 1	4,110,366	3,577,319	533,047	686,354	810,588	(124,234)

Calvert VP EAFE International Index Portfolio – Class F	143,297	273,349	(130,052)	210,021	122,865	87,156

Calvert VP Investment Grade Bond Index Portfolio - Class I	143,518	100,262	43,256	128,144	82,030	46,114

Calvert VP Russell 2000 Small Cap Index Portfolio - Class F	3,047,108	3,026,687	20,421	1,336,239	1,307,767	28,472

Calvert VP S&P 500 Index Portfolio	36,525	39,544	(3,019)	26,772	11,898	14,874

Calvert VP S&P MidCap 400 Index Portfolio - Class F	3,705	14,580	(10,875)	5,659	7,390	(1,731)

ClearBridge Variable Mid Cap Portfolio - Class I Shares	14,608	11,688	2,920	11,829	4,711	7,118

ClearBridge Variable Small Cap Growth Portfolio - Class I Shares	303,314	441,904	(138,590)	477,569	521,501	(43,932)

Core Plus Bond Account - Class 1	1,341,251	1,137,500	203,751	955,150	1,109,183	(154,033)

Principal Life Insurance Co
Variable Life Separate Account

Notes to Financial Statements

December 31, 2023

	2023			2022
Division	Purchases	Redemptions	Net increase (decrease)	Purchases	Redemptions	Net increase (decrease)

Delaware VIP Small Cap Value Series - Service Class	98,815	182,169	(83,354)	135,890	106,773	29,117

Diversified Balanced Account - Class 1	76,223	138,259	(62,036)	78,834	132,061	(53,227)

Diversified International Account - Class 1	561,100	836,530	(275,430)	805,076	764,276	40,800

DWS Alternative Asset Allocation VIP - Class B	8,894	7,272	1,622	11,223	16,355	(5,132)

DWS Small Mid Cap Value VIP - Class B	20,645	15,366	5,279	10,183	15,115	(4,932)

Equity Income Account - Class 1	700,846	871,615	(170,769)	715,971	744,220	(28,249)

Fidelity VIP Asset Manager Portfolio - Service Class 2	9,032	4,174	4,858	8,058	15,277	(7,219)

Fidelity VIP Contrafund® Portfolio - Initial Class	21,821	71,889	(50,068)	25,947	82,858	(56,911)

Fidelity VIP Contrafund® Portfolio - Service Class 2	244,801	346,237	(101,436)	211,220	289,238	(78,018)

Fidelity VIP Equity-Income Portfolio - Initial Class	15,134	37,633	(22,499)	22,048	54,515	(32,467)

Fidelity VIP Equity-Income Portfolio - Service Class 2	120,470	177,497	(57,027)	108,912	118,313	(9,401)

Fidelity VIP Extended Market Index Portfolio – Service Class 2	26,296	4,475	21,821	3,155	5,715	(2,560)

Fidelity VIP Government Money Market Portfolio – Service Class	22,968,726	20,551,110	2,417,616	24,555,565	20,488,321	4,067,244

Fidelity VIP Growth Portfolio - Service Class 2	34,956	99,478	(64,522)	42,244	47,184	(4,940)

Fidelity VIP High Income Portfolio - Initial Class	20,499	31,263	(10,764)	(510)	24,870	(25,380)

Fidelity VIP High Income Portfolio - Service Class 2	81,682	136,646	(54,964)	59,482	130,451	(70,969)

Fidelity VIP International Index Portfolio - Service Class 2	750,043	584,855	165,188	607,703	608,802	(1,099)

Fidelity VIP Mid Cap Portfolio - Service Class 2	61,997	116,332	(54,335)	86,674	104,573	(17,899)

Fidelity VIP Strategic Income Portfolio - Service Class 2	135,441	213,014	(77,573)	176,378	121,939	54,439

Fidelity VIP Total Market Index Portfolio - Service Class 2	645,622	217,035	428,587	883,282	89,552	793,730

Franklin Templeton VIP Trust - Franklin Income VIP Fund - Class 2	120,628	73,281	47,347	77,271	63,294	13,977

Principal Life Insurance Co
Variable Life Separate Account

Notes to Financial Statements

December 31, 2023

	2023			2022
Division	Purchases	Redemptions	Net increase (decrease)	Purchases	Redemptions	Net increase (decrease)

Franklin Templeton VIP Trust - Franklin Mutual Global Discovery VIP Fund - Class 2	27,032	49,576	(22,544)	46,223	54,112	(7,889)

Franklin Templeton VIP Trust - Franklin Mutual Shares VIP Fund - Class 2	23,484	74,509	(51,025)	30,380	29,333	1,047

Franklin Templeton VIP Trust - Franklin Rising Dividends VIP Fund - Class 2	79,174	98,736	(19,562)	75,684	72,998	2,686

Franklin Templeton VIP Trust - Franklin Small Cap Value VIP Fund - Class 2	97,073	152,095	(55,022)	165,638	154,816	10,822

Franklin Templeton VIP Trust - Franklin Strategic Income VIP Fund - Class 2	173,158	239,187	(66,029)	158,262	229,261	(70,999)

Franklin Templeton VIP Trust - Franklin U.S. Government Securities VIP Fund - Class 2	3,712	20,672	(16,960)	3,172	1,599	1,573

Franklin Templeton VIP Trust - Templeton Developing Markets VIP Fund - Class 2	333,130	336,266	(3,136)	435,445	435,822	(377)

Franklin Templeton VIP Trust - Templeton Foreign VIP Fund - Class 2	190,500	232,870	(42,370)	143,301	169,233	(25,932)

Franklin Templeton VIP Trust - Templeton Global Bond VIP Fund - Class 2	150,027	246,194	(96,167)	131,806	208,072	(76,266)

Global Emerging Markets Account - Class 1	112,274	190,524	(78,250)	144,532	162,811	(18,279)

Goldman Sachs VIT Small Cap Equity Insights Fund - Institutional Shares	15,212	40,201	(24,989)	12,190	9,020	3,170

Government & High Quality Bond Account - Class 1	983,000	814,954	168,046	725,204	962,051	(236,847)

Invesco V.I. American Franchise Fund - Series I Shares	10,431	7,615	2,816	6,849	11,579	(4,730)

Invesco V.I. American Franchise Fund - Series II Shares	11,091	20,881	(9,790)	13,269	14,256	(987)

Invesco V.I. American Value Fund - Series I Shares	16,383	19,208	(2,825)	37,521	24,636	12,885

Invesco V.I. Core Equity Fund - Series I Shares	8,032	25,506	(17,474)	11,731	25,532	(13,801)

Invesco V.I. Core Equity Fund - Series II Shares	14,948	40,458	(25,510)	16,629	38,399	(21,770)

Invesco V.I. Discovery Mid Cap Growth Fund - Series I Shares	58,313	120,794	(62,481)	121,990	120,969	1,021

Principal Life Insurance Co
Variable Life Separate Account

Notes to Financial Statements

December 31, 2023

	2023			2022
Division	Purchases	Redemptions	Net increase (decrease)	Purchases	Redemptions	Net increase (decrease)

Invesco V.I. EQV International Equity Fund - Series I Shares	113,829	104,567	9,262	94,537	124,416	(29,879)

Invesco V.I. Global Real Estate Fund - Series I Shares	58,706	38,642	20,064	61,167	28,021	33,146

Invesco V.I. Health Care Fund - Series I Shares	120,306	215,246	(94,940)	191,892	213,284	(21,392)

Invesco V.I. Main Street Mid Cap Fund - Series II Shares	3,890	5,069	(1,179)	4,653	8,695	(4,042)

Invesco V.I. Main Street Small Cap Fund - Series II Shares	120,841	103,516	17,325	136,528	94,148	42,380

Invesco V.I. Small Cap Equity Fund - Series I Shares	90,965	96,246	(5,281)	66,494	75,024	(8,530)

Invesco V.I. Technology Fund - Series I Shares	241,552	308,858	(67,306)	236,598	271,785	(35,187)

Janus Henderson Global Sustainable Equity Portfolio - Service Shares	12,209	1,911	10,298	332	2	330

Janus Henderson Series Balanced Portfolio - Service Shares	158,089	140,423	17,666	217,512	148,553	68,959

Janus Henderson Series Enterprise Portfolio - Service Shares	286,787	386,480	(99,693)	272,447	380,816	(108,369)

Janus Henderson Series Flexible Bond Portfolio - Service Shares	330,424	362,043	(31,619)	625,742	680,461	(54,719)

Janus Henderson Series Forty Portfolio - Service Shares	146,596	129,060	17,536	128,391	156,964	(28,573)

Janus Henderson Series Global Research Portfolio - Service Shares	58,510	46,331	12,179	109,849	114,684	(4,835)

Janus Henderson Series Global Technology and Innovation Portfolio - Service Shares	99,866	71,159	28,707	75,430	101,542	(26,112)

Janus Henderson Series Overseas Portfolio - Service Shares	198,106	201,907	(3,801)	220,797	223,971	(3,174)

LargeCap Growth Account I - Class 1	661,054	850,262	(189,208)	765,467	1,006,051	(240,584)

LargeCap S&P 500 Index Account - Class 1	2,367,523	2,305,813	61,710	2,640,886	2,533,550	107,336

Lord Abbett Series Fund Developing Growth Portfolio - Class VC	80,948	100,448	(19,500)	87,825	85,452	2,373

LVIP JPMorgan Core Bond Fund - Class 1 Shares	362,490	30,576	331,914	—	—	—

LVIP JPMorgan Small Cap Core Fund - Class 1 Shares	50,987	5,915	45,072	—	—	—

Principal Life Insurance Co
Variable Life Separate Account

Notes to Financial Statements

December 31, 2023

	2023			2022
Division	Purchases	Redemptions	Net increase (decrease)	Purchases	Redemptions	Net increase (decrease)

MFS® Blended Research® Small Cap Equity Portfolio Series - Service Class	39,548	71,179	(31,631)	60,900	43,030	17,870

MFS® Global Equity Series - Service Class	84,734	109,115	(24,381)	47,625	81,146	(33,521)

MFS® Growth Series - Service Class	201,648	183,040	18,608	204,841	213,802	(8,961)

MFS® Inflation-Adjusted Bond Portfolio - Service Class	72,744	141,568	(68,824)	76,391	119,621	(43,230)

MFS® International Intrinsic Value Portfolio - Service Class	406,970	491,177	(84,207)	408,795	301,911	106,884

MFS® Mid Cap Growth Series - Service Class	679	818	(139)	324	7,156	(6,832)

MFS® Mid Cap Value Portfolio - Service Class	82,446	139,418	(56,972)	189,075	91,658	97,417

MFS® New Discovery Series - Service Class	96,954	115,012	(18,058)	138,556	139,773	(1,217)

MFS® New Discovery Value Portfolio - Service Class	54,916	66,581	(11,665)	45,258	42,026	3,232

MFS® Research International Series - Service Class	92,714	83,272	9,442	44,337	69,964	(25,627)

MFS® Total Return Series - Service Class	70,967	61,533	9,434	73,389	61,669	11,720

MFS® Utilities Series - Service Class	53,393	85,491	(32,098)	91,352	63,517	27,835

MFS® Value Series - Service Class	288,088	337,059	(48,971)	304,116	392,336	(88,220)

MidCap Account - Class 1	118,144	209,960	(91,816)	122,623	218,921	(96,298)

Neuberger Berman AMT Mid Cap Growth Portfolio - Class S	5,663	40,607	(34,944)	10,059	29,712	(19,653)

Neuberger Berman AMT Sustainable Equity Portfolio - Class I	49,723	75,633	(25,910)	51,859	104,994	(53,135)

PIMCO VIT All Asset Portfolio - Administrative Class	48,662	68,796	(20,134)	93,370	68,972	24,398

PIMCO VIT Commodity Real Return® Strategy Portfolio - Administrative Class	101,953	330,951	(228,998)	353,798	426,022	(72,224)

PIMCO VIT Emerging Market Bond Portfolio - Administrative Class	160,517	185,701	(25,184)	292,364	260,029	32,335

PIMCO VIT High Yield Portfolio - Administrative Class	674,135	527,716	146,419	471,798	523,196	(51,398)

Principal Life Insurance Co
Variable Life Separate Account

Notes to Financial Statements

December 31, 2023

	2023			2022
Division	Purchases	Redemptions	Net increase (decrease)	Purchases	Redemptions	Net increase (decrease)

PIMCO VIT Long-Term U.S. Government Portfolio - Administrative Class	58,160	38,792	19,368	44,000	38,069	5,931

PIMCO VIT Low Duration Portfolio - Administrative Class	64,167	83,072	(18,905)	62,367	92,183	(29,816)

PIMCO VIT Real Return Portfolio - Administrative Class	437,519	499,387	(61,868)	300,658	507,561	(206,903)

PIMCO VIT Short-Term Portfolio - Administrative Class	1,157,615	1,862,617	(705,002)	1,079,805	1,119,124	(39,319)

PIMCO VIT Total Return Portfolio - Administrative Class	1,423,367	1,535,240	(111,873)	1,696,320	1,615,947	80,373

Principal Capital Appreciation Account - Class 1	153,317	178,204	(24,887)	171,526	239,779	(68,253)

Principal LifeTime 2020 Account - Class 1	866,832	1,235,009	(368,177)	1,241,076	1,620,957	(379,881)

Principal LifeTime 2030 Account - Class 1	1,770,066	1,865,071	(95,005)	2,447,928	2,315,516	132,412

Principal LifeTime 2040 Account - Class 1	1,185,819	1,227,973	(42,154)	1,132,314	1,048,089	84,225

Principal LifeTime 2050 Account - Class 1	379,440	430,635	(51,195)	368,679	377,337	(8,658)

Principal LifeTime 2060 Account - Class 1	227,839	205,167	22,672	213,119	218,377	(5,258)

Principal LifeTime Strategic Income Account - Class 1	1,344,206	604,983	739,223	452,365	489,101	(36,736)

Putnam VT International Equity Fund - Class IB	26,104	40,197	(14,093)	1,971	6,629	(4,658)

Putnam VT International Value Fund - Class IB	75,419	33,290	42,129	25,301	1,215	24,086

Putnam VT Large Cap Growth Fund - Class IB	255,441	197,389	58,052	101,846	194,089	(92,243)

Putnam VT Large Cap Value Fund - Class IB	21,918	71,820	(49,902)	180,477	29,191	151,286

Real Estate Securities Account - Class 1	131,651	207,072	(75,421)	191,531	212,107	(20,576)

Rydex VI Basic Materials Fund	4,841	4,159	682	3,816	3,067	749

Rydex VI Utilities Fund	475	26,306	(25,831)	9,721	983	8,738

SAM Balanced Portfolio - Class 1	547,158	666,686	(119,528)	410,556	626,542	(215,986)

SAM Conservative Balanced Portfolio - Class 1	378,325	629,861	(251,536)	393,755	344,030	49,725

SAM Conservative Growth Portfolio - Class 1	581,401	728,550	(147,149)	784,832	774,498	10,334

SAM Flexible Income Portfolio - Class 1	165,831	303,031	(137,200)	183,817	227,079	(43,262)

Principal Life Insurance Co
Variable Life Separate Account

Notes to Financial Statements

December 31, 2023

	2023			2022
Division	Purchases	Redemptions	Net increase (decrease)	Purchases	Redemptions	Net increase (decrease)

SAM Strategic Growth Portfolio - Class 1	378,477	530,948	(152,471)	310,414	378,629	(68,215)

Short-Term Income Account - Class 1	1,350,368	1,381,117	(30,749)	2,262,823	1,827,100	435,723

SmallCap Account - Class 1	334,586	417,554	(82,968)	345,623	436,832	(91,209)

T. Rowe Price Equity Income Portfolio - II	260,126	272,594	(12,468)	267,354	258,116	9,238

T. Rowe Price Health Sciences Portfolio - II	25,830	59,214	(33,384)	31,782	24,328	7,454

TOPS® Managed Risk Balanced ETF Portfolio - Class 2	6,534	3,546	2,988	5,699	5,534	165

TOPS® Managed Risk Growth ETF Portfolio - Class 2	5,286	5,799	(513)	6,127	4,863	1,264

TOPS® Managed Risk Moderate Growth ETF Portfolio - Class 2	8,164	3,473	4,691	7,829	3,104	4,725

VanEck VIP Trust Global Resources Fund - Class S Shares	30,063	47,833	(17,770)	108,558	51,623	56,935

VanEck VIP Trust Global Resources Fund - Initial Class Shares	747,037	859,257	(112,220)	1,281,030	1,189,282	91,748

Vanguard VIF Balanced Portfolio	175,776	248,232	(72,456)	180,743	312,970	(132,227)

Vanguard VIF Equity Income Portfolio	163,486	2,400	161,086	—	—	—

Vanguard VIF Equity Index Portfolio	1,051,320	1,138,841	(87,521)	1,294,754	1,294,469	285

Vanguard VIF Global Bond Index Portfolio	14,573	8,221	6,352	250,728	5,774	244,954

Vanguard VIF International Portfolio	127,493	482	127,011	—	—	—

Vanguard VIF Mid-Cap Index Portfolio	944,499	1,156,706	(212,207)	1,233,432	1,071,685	161,747

Wanger International	92,983	90,487	2,496	92,847	79,178	13,669

Principal Life Insurance Co
Variable Life Separate Account

Notes to Financial Statements

December 31, 2023
6. Financial Highlights

Principal Life sells a number of variable life insurance products, which have unique combinations of features and fees that are charged against the contractholder’s account balance. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.

The Separate Account has presented the following disclosures for 2023, 2022, 2021, 2020 and 2019 in accordance with the American Institute of Certified Public Accountants Audit and Accounting Guide for Investment Companies. The following table was developed by determining which products issued by Principal Life have the lowest and highest total return. Only product designs within each division that had units outstanding during the respective periods were considered when determining the lowest and highest total return. The summary may not reflect the minimum and maximum contract charges offered by Principal Life as the contractholder may not have selected all available and applicable contract options as discussed in Note 2. Additionally, the unit values, expense ratios and total returns are presented as a range of minimum to maximum values. Therefore, some individual contract unit values may not be within the ranges presented.

	December 31,			For the year ended December 31, except as noted
Division	Units (000's)	Unit fair value corresponding to lowest to highest expense ratio	Net assets (000's)	Investment income ratio (1)	Expense ratio (2) lowest to highest	Total return (3) corresponding to lowest to highest expense ratio

AllianceBernstein VPS Discovery Value Portfolio - Class A:
2023 (10)	182	$36.22	$6,603	1.05%	—%	17.18%
2022	181	$30.91	$5,587	1.09%	—%	(15.64)%
2021	210	$36.64	$7,680	0.81%	—%	35.96%
2020	182	$26.95	$4,896	1.10%	—%	3.38%
2019	200	$26.07	$5,202	0.59%	—%	4.53%

AllianceBernstein VPS International Value Portfolio - Class A:
2023	206	$9.31	$1,933	0.75%	—%	15.08%
2022	242	$8.09	$1,971	4.75%	—%	(13.59)%
2021	211	$9.36	$1,992	2.05%	—%	11.03%
2020	192	$8.43	$1,631	2.09%	—%	2.42%
2019	182	$8.22	$1,508	0.78%	—%	3.92%

AllianceBernstein VPS Small Cap Growth Portfolio - Class A:
2023	51	$42.22	$2,173	—%	—%	18.03%
2022	58	$35.77	$2,092	—%	—%	(39.09)%
2021	60	$58.73	$3,525	—%	—%	9.45%
2020	61	$53.66	$3,280	—%	—%	54.02%
2019	69	$34.84	$2,414	—%	—%	36.36%

Principal Life Insurance Co
Variable Life Separate Account

Notes to Financial Statements

December 31, 2023

	December 31,					For the year ended December 31, except as noted
Division	Units (000's)	Unit fair value corresponding to lowest to highest expense ratio			Net assets (000's)	Investment income ratio (1)	Expense ratio (2) lowest to highest			Total return (3) corresponding to lowest to highest expense ratio

AllianceBernstein VPS Sustainable Global Thematic Portfolio - Class A:
2023	40			$31.46	$1,255	0.27%			—%			16.00%
2022	52			$27.12	$1,414	—%			—%			(26.98)%
2021	35			$37.14	$1,309	—%			—%			22.86%
2020	37			$30.23	$1,106	0.69%			—%			39.44%
2019	38			$21.68	$834	0.45%			—%			30.13%

AllianceBernstein VPS Sustainable International Thematic Portfolio - Class A:
2023	68			$15.19	$1,035	—%			—%			12.60%
2022	68			$13.49	$917	—%			—%			(27.59)%
2021	60			$18.63	$1,124	—%			—%			8.25%
2020	54			$17.21	$935	1.35%			—%			29.98%
2019	59			$13.24	$783	0.56%			—%			27.43%

Allspring VT Discovery All Cap Growth Fund - Class 2:
2023 (11)	84	$52.72	to	$47.66	$4,424	—%	—%	to	0.75%	33.16%	to	32.17%
2022	91	$39.59	to	$36.06	$3,589	—%	—%	to	0.75%	(37.20)%	to	(37.67)%
2021	176	$63.04	to	$57.85	$11,075	—%	—%	to	0.75%	14.97%	to	14.13%
2020	169	$54.83	to	$50.69	$9,254	—%	—%	to	0.75%	43.16%	to	42.11%
2019	163	$38.30	to	$35.67	$6,254	—%	—%	to	0.75%	37.08%	to	36.04%

Allspring VT Index Asset Allocation Fund - Class 2:
2023	56	$44.47	to	$37.81	$2,472	0.96%	—%	to	0.75%	16.69%	to	15.84%
2022	56	$38.11	to	$32.64	$2,115	0.64%	—%	to	0.75%	(17.03)%	to	(17.66)%
2021	58	$45.93	to	$39.64	$2,648	0.58%	—%	to	0.75%	16.01%	to	15.13%
2020	67	$39.59	to	$34.43	$2,641	0.80%	—%	to	0.75%	16.58%	to	15.73%
2019	47	$33.96	to	$29.75	$1,589	1.09%	—%	to	0.75%	20.17%	to	19.24%

American Century VP Capital Appreciation Fund - Class II:
2023	93			$24.33	$2,256	—%			—%			20.56%
2022	120			$20.18	$2,431	—%			—%			(28.26)%
2021	144			$28.13	$4,063	—%			—%			11.05%
2020	48			$25.33	$1,223	—%			—%			42.30%
2019	45			$17.80	$804	—%			—%			6.27%

Principal Life Insurance Co
Variable Life Separate Account

Notes to Financial Statements

December 31, 2023

	December 31,					For the year ended December 31, except as noted
Division	Units (000's)	Unit fair value corresponding to lowest to highest expense ratio			Net assets (000's)	Investment income ratio (1)	Expense ratio (2) lowest to highest			Total return (3) corresponding to lowest to highest expense ratio

American Century VP Disciplined Core Value Fund - Class I:
2023	87	$40.58	to	$34.24	$3,542	1.54%	—%	to	0.75%	8.65%	to	7.84%
2022	91	$37.35	to	$31.75	$3,391	1.80%	—%	to	0.75%	(12.73)%	to	(13.39)%
2021	91	$42.80	to	$36.66	$3,907	1.08%	—%	to	0.75%	23.66%	to	22.73%
2020	96	$34.61	to	$29.87	$3,317	1.96%	—%	to	0.75%	11.79%	to	10.96%
2019	104	$30.96	to	$26.92	$3,214	2.08%	—%	to	0.75%	23.99%	to	23.03%

American Century VP Disciplined Core Value Fund - Class II:
2023	182			$43.09	$7,859	1.25%			—%			8.21%
2022	251			$39.82	$9,977	1.56%			—%			(12.93)%
2021	238			$45.68	$10,885	0.82%			—%			23.36%
2020	242			$37.03	$8,947	1.76%			—%			11.44%
2019	240			$33.23	$7,978	1.81%			—%			5.19%

American Century VP Inflation Protection Fund - Class II:
2023	156	$13.61	to	$12.28	$2,118	3.28%	—%	to	0.75%	3.42%	to	2.59%
2022	211	$13.16	to	$11.97	$2,775	5.02%	—%	to	0.75%	(13.08)%	to	(13.70)%
2021	206	$15.14	to	$13.87	$3,119	3.16%	—%	to	0.75%	6.32%	to	5.48%
2020	176	$14.24	to	$13.15	$2,502	1.37%	—%	to	0.75%	7.55%	to	8.68%
2019	128	$13.00	to	$12.10	$1,663	2.29%	—%	to	0.75%	1.01%	to	8.13%

American Century VP International Fund - Class II:
2023	67			$30.15	$2,031	1.20%			—%			12.46%
2022	64			$26.81	$1,711	1.42%			—%			(24.86)%
2021	59			$35.68	$2,119	0.01%			—%			8.58%
2020	42			$32.86	$1,364	0.52%			—%			25.66%
2019	94			$26.15	$2,460	0.54%			—%			28.12%

American Century VP Mid Cap Value Fund - Class II:
2023	726	$47.91	to	$43.26	$34,775	2.17%	—%	to	0.75%	6.02%	to	5.23%
2022	873	$45.19	to	$41.11	$39,425	2.13%	—%	to	0.75%	(1.37)%	to	(2.12)%
2021	710	$45.82	to	$42.00	$32,543	1.05%	—%	to	0.75%	23.01%	to	22.09%
2020	692	$37.25	to	$34.40	$25,784	1.69%	—%	to	0.75%	1.11%	to	0.38%
2019	816	$36.84	to	$34.27	$30,049	1.92%	—%	to	0.75%	5.50%	to	28.02%

Principal Life Insurance Co
Variable Life Separate Account

Notes to Financial Statements

December 31, 2023

	December 31,					For the year ended December 31, except as noted
Division	Units (000's)	Unit fair value corresponding to lowest to highest expense ratio			Net assets (000's)	Investment income ratio (1)	Expense ratio (2) lowest to highest			Total return (3) corresponding to lowest to highest expense ratio

American Century VP Ultra Fund - Class I:
2023	50	$66.38	to	$56.02	$3,314	—%	—%	to	0.75%	43.52%	to	42.44%
2022	58	$46.25	to	$39.33	$2,659	—%	—%	to	0.75%	(32.38)%	to	(32.87)%
2021	63	$68.40	to	$58.59	$4,276	—%	—%	to	0.75%	23.18%	to	22.24%
2020	68	$55.53	to	$47.93	$3,759	—%	—%	to	0.75%	59.84%	to	48.71%
2019	68	$37.06	to	$32.23	$2,517	—%	—%	to	0.75%	34.57%	to	33.57%

American Century VP Ultra Fund - Class II:
2023	103			$71.84	$7,390	—%			—%			43.25%
2022	117			$50.15	$5,872	—%			—%			(32.46)%
2021	128			$74.25	$9,513	—%			—%			22.99%
2020	143			$60.37	$8,614	—%			—%			49.54%
2019	155			$40.37	$6,259	—%			—%			34.48%

American Century VP Value Fund - Class II:
2023	636	$49.26	to	$41.89	$31,350	2.23%	—%	to	0.75%	9.01%	to	8.21%
2022	665	$45.19	to	$38.71	$30,061	1.94%	—%	to	0.75%	0.31%	to	(0.44)%
2021	639	$45.05	to	$38.88	$28,781	1.60%	—%	to	0.75%	24.28%	to	23.35%
2020	654	$36.25	to	$31.52	$23,696	2.16%	—%	to	0.75%	0.83%	to	0.06%
2019	829	$35.95	to	$31.50	$29,814	1.96%	—%	to	0.75%	7.89%	to	26.00%

American Funds Insurance Series - Capital World Bond Fund - Class 2 Shares:
2023	207			$10.19	$2,107	—%			—%			6.15%
2022	214			$9.60	$2,049	0.24%			—%			(17.67)%
2021	189			$11.66	$2,201	1.74%			—%			(4.89)%
2020	182			$12.26	$2,235	1.51%			—%			9.86%
2019	125			$11.16	$1,395	1.76%			—%			7.83%

American Funds Insurance Series - Global Balanced Fund - Class 2 Shares:
2023	183	$13.30	to	$12.75	$2,433	1.67%	—%	to	0.75%	13.87%	to	12.93%
2022	164	$11.68	to	$11.29	$1,912	—%	—%	to	0.75%	(14.56)%	to	(15.18)%
2021	137	$13.67	to	$13.31	$1,872	1.00%	—%	to	0.75%	10.78%	to	9.91%
2020	135	$12.34	to	$12.11	$1,661	1.03%	—%	to	0.75%	10.28%	to	9.49%
2019	124	$11.19	to	$11.06	$1,384	1.75%	—%	to	0.75%	4.78%	to	19.57%

Principal Life Insurance Co
Variable Life Separate Account

Notes to Financial Statements

December 31, 2023

	December 31,					For the year ended December 31, except as noted
Division	Units (000's)	Unit fair value corresponding to lowest to highest expense ratio			Net assets (000's)	Investment income ratio (1)	Expense ratio (2) lowest to highest			Total return (3) corresponding to lowest to highest expense ratio

American Funds Insurance Series - Global Small Capitalization Fund - Class 2 Shares:
2023	16			$11.69	$192	0.28%			—%			16.20%
2022	15			$10.06	$153	—%			—%			(29.60)%
2021	13			$14.29	$188	—%			—%			6.80%
2020 (7)	0			$13.38	$—	—%			—%			33.00%

American Funds Insurance Series - Growth Fund - Class 2 Shares:
2023	979	$38.59	to	$35.90	$37,795	0.36%	—%	to	0.75%	38.46%	to	37.44%
2022	855	$27.87	to	$26.12	$23,821	0.35%	—%	to	0.75%	(29.92)%	to	(30.46)%
2021	687	$39.77	to	$37.56	$27,314	0.22%	—%	to	0.75%	21.99%	to	21.08%
2020	704	$32.60	to	$31.02	$22,959	0.31%	—%	to	0.75%	52.05%	to	50.95%
2019	662	$21.44	to	$20.55	$14,203	0.74%	—%	to	0.75%	8.39%	to	29.82%

American Funds Insurance Series - International Fund - Class 2 Shares:
2023	1,265	$13.79	to	$12.83	$17,440	1.26%	—%	to	0.75%	15.88%	to	14.96%
2022	1,411	$11.90	to	$11.16	$16,797	1.77%	—%	to	0.75%	(20.83)%	to	(21.35)%
2021	1,353	$15.03	to	$14.19	$20,328	2.36%	—%	to	0.75%	(1.44)%	to	(2.21)%
2020	1,464	$15.25	to	$14.51	$22,327	0.64%	—%	to	0.75%	13.98%	to	13.09%
2019	1,705	$13.38	to	$12.83	$22,812	1.61%	—%	to	0.75%	6.11%	to	21.96%

American Funds Insurance Series - New World Fund - Class 2 Shares:
2023	1,797	$15.74	to	$14.64	$28,280	1.46%	—%	to	0.75%	15.99%	to	15.09%
2022	1,919	$13.57	to	$12.72	$26,044	1.39%	—%	to	0.75%	(22.10)%	to	(22.67)%
2021	1,578	$17.42	to	$16.45	$27,492	0.90%	—%	to	0.75%	4.94%	to	4.18%
2020	1,178	$16.60	to	$15.79	$19,555	0.07%	—%	to	0.75%	23.60%	to	22.59%
2019	1,171	$13.43	to	$12.88	$15,735	1.05%	—%	to	0.75%	6.93%	to	28.16%

American Funds Insurance Series - Washington Mutual Investors Fund - Class 2 Shares:
2023	1,098	$21.47	to	$20.12	$23,571	1.83%	—%	to	0.75%	17.26%	to	16.37%
2022	1,192	$18.31	to	$17.29	$21,822	1.94%	—%	to	0.75%	(8.45)%	to	(9.10)%
2021	1,167	$20.00	to	$19.02	$23,339	1.51%	—%	to	0.75%	27.80%	to	26.80%
2020	1,005	$15.65	to	$15.00	$15,727	1.80%	—%	to	0.75%	8.68%	to	7.84%
2019	947	$14.40	to	$13.91	$13,633	2.14%	—%	to	0.75%	7.70%	to	20.54%

Principal Life Insurance Co
Variable Life Separate Account

Notes to Financial Statements

December 31, 2023

	December 31,					For the year ended December 31, except as noted
Division	Units (000's)	Unit fair value corresponding to lowest to highest expense ratio			Net assets (000's)	Investment income ratio (1)	Expense ratio (2) lowest to highest			Total return (3) corresponding to lowest to highest expense ratio

BNY Mellon IP MidCap Stock Portfolio - Service Shares:
2023	9	$19.78	to	$18.40	$183	0.17%	—%	to	0.75%	17.95%	to	17.05%
2022	9	$16.77	to	$15.72	$150	0.49%	—%	to	0.75%	(14.26)%	to	(14.89)%
2021	22	$19.56	to	$18.47	$431	0.47%	—%	to	0.75%	25.55%	to	24.63%
2020	18	$15.58	to	$14.82	$284	0.53%	—%	to	0.75%	7.82%	to	700.00%
2019	19	$14.45	to	$13.85	$272	0.33%	—%	to	0.75%	5.71%	to	18.99%

BNY Mellon IP Technology Growth Portfolio - Service Shares:
2023	133			$48.60	$6,445	—%			—%			58.98%
2022	133			$30.57	$4,069	—%			—%			(46.51)%
2021	127			$57.15	$7,230	—%			—%			12.63%
2020	120			$50.74	$6,094	0.06%			—%			69.59%
2019	119			$29.92	$3,573	—%			—%			25.50%

BNY Mellon Sustainable U.S. Equity Portfolio, Inc. - Service Shares:
2023	18			$47.66	$866	0.54%			—%			23.50%
2022	19			$38.59	$751	0.30%			—%			(23.05)%
2021	16			$50.15	$790	0.57%			—%			26.67%
2020	16			$39.59	$652	0.79%			—%			23.87%
2019	15			$31.96	$478	1.31%			—%			34.00%

BNY Mellon VIF Appreciation Portfolio - Service Shares:
2023	73			$53.89	$3,908	0.48%			—%			20.67%
2022	60			$44.66	$2,692	0.43%			—%			(18.25)%
2021	69			$54.63	$3,767	0.21%			—%			26.84%
2020	91			$43.07	$3,907	0.52%			—%			23.30%
2019	126			$34.93	$4,413	0.90%			—%			35.81%

BNY Mellon VIF Opportunistic Small Cap Portfolio - Service Shares:
2023	167			$29.88	$5,004	0.09%			—%			9.01%
2022	171			$27.41	$4,679	—%			—%			(16.84)%
2021	178			$32.96	$5,871	—%			—%			16.18%
2020	188			$28.37	$5,333	0.41%			—%			19.55%
2019	201			$23.73	$4,767	—%			—%			21.51%

Principal Life Insurance Co
Variable Life Separate Account

Notes to Financial Statements

December 31, 2023

	December 31,					For the year ended December 31, except as noted
Division	Units (000's)	Unit fair value corresponding to lowest to highest expense ratio			Net assets (000's)	Investment income ratio (1)	Expense ratio (2) lowest to highest			Total return (3) corresponding to lowest to highest expense ratio

Bond Market Index Account - Class 1:
2023	2,636			$11.63	$30,639	2.65%			—%			5.54%
2022	2,103			$11.02	$23,165	2.19%			—%			(13.16)%
2021	2,227			$12.69	$28,253	2.05%			—%			(1.78)%
2020	2,334			$12.92	$30,160	3.03%			—%			7.22%
2019	1,404			$12.05	$16,915	2.78%			—%			8.46%

Calvert VP EAFE International Index Portfolio - Class F:
2023	711			$15.57	$11,073	2.83%			—%			17.51%
2022	841			$13.25	$11,144	3.69%			—%			(14.74)%
2021	754			$15.54	$11,718	1.84%			—%			10.60%
2020	704			$14.05	$9,891	3.48%			—%			7.58%
2019	579			$13.06	$7,557	2.87%			—%			21.04%

Calvert VP Investment Grade Bond Index Portfolio - Class I:
2023	360			$11.53	$4,150	2.78%			—%			5.49%
2022	317			$10.93	$3,462	2.79%			—%			(12.49)%
2021	271			$12.49	$3,382	2.35%			—%			(1.81)%
2020	286			$12.72	$3,635	2.87%			—%			7.34%
2019	230			$11.85	$2,725	3.10%			—%			0.51%

Calvert VP Russell 2000 Small Cap Index Portfolio - Class F:
2023	1,299			$34.03	$44,190	0.92%			—%			16.38%
2022	1,278			$29.24	$37,380	0.84%			—%			(20.67)%
2021	1,250			$36.86	$46,068	0.76%			—%			14.29%
2020	1,124			$32.25	$36,231	1.04%			—%			19.40%
2019	1,229			$27.01	$33,191	0.91%			—%			6.34%

Calvert VP S&P 500 Index Portfolio:
2023	125	$29.56	to	$27.49	$3,708	1.31%	—%	to	0.75%	25.89%	to	24.95%
2022	128	$23.48	to	$22.00	$3,016	1.35%	—%	to	0.75%	(18.33)%	to	(18.94)%
2021	114	$28.75	to	$27.14	$3,266	1.35%	—%	to	0.75%	28.41%	to	27.48%
2020	113	$22.39	to	$21.29	$2,532	1.77%	—%	to	0.75%	18.09%	to	17.24%
2019	94	$18.96	to	$18.16	$1,772	1.66%	—%	to	0.75%	31.21%	to	30.18%

Principal Life Insurance Co
Variable Life Separate Account

Notes to Financial Statements

December 31, 2023

	December 31,					For the year ended December 31, except as noted
Division	Units (000's)	Unit fair value corresponding to lowest to highest expense ratio			Net assets (000's)	Investment income ratio (1)	Expense ratio (2) lowest to highest			Total return (3) corresponding to lowest to highest expense ratio

Calvert VP S&P MidCap 400 Index Portfolio - Class F:
2023	67			$37.83	$2,527	1.23%			—%			15.90%
2022	78			$32.64	$2,535	0.95%			—%			(13.51)%
2021	79			$37.74	$2,997	0.85%			—%			24.19%
2020	79			$30.39	$2,409	1.26%			—%			13.10%
2019	85			$26.87	$2,296	1.18%			—%			4.96%

ClearBridge Variable Mid Cap Portfolio - Class I Shares:
2023	40	$17.17	to	$16.10	$690	0.13%	—%	to	0.75%	12.89%	to	12.12%
2022	37	$15.21	to	$14.36	$567	0.36%	—%	to	0.75%	(25.29)%	to	(25.86)%
2021	30	$20.36	to	$19.37	$614	0.03%	—%	to	0.75%	28.70%	to	27.69%
2020	28	$15.82	to	$15.17	$441	0.27%	—%	to	0.75%	15.31%	to	14.49%
2019	29	$13.72	to	$13.25	$394	0.51%	—%	to	0.75%	6.11%	to	31.97%

ClearBridge Variable Small Cap Growth Portfolio - Class I Shares:
2023	853			$26.06	$22,242	—%			—%			8.40%
2022	992			$24.04	$23,850	—%			—%			(28.85)%
2021	1,036			$33.79	$35,003	—%			—%			12.60%
2020	980			$30.01	$29,401	—%			—%			43.25%
2019	968			$20.95	$20,265	—%			—%			26.89%

Core Plus Bond Account - Class 1:
2023	3,772	$24.33	to	$46.86	$105,466	2.98%	—%	to	0.75%	5.35%	to	4.55%
2022	3,568	$23.09	to	$44.82	$94,738	3.12%	—%	to	0.75%	(14.13)%	to	(14.76)%
2021	3,722	$26.89	to	$52.58	$115,046	2.59%	—%	to	0.75%	(0.45)%	to	(1.20)%
2020	3,969	$27.01	to	$53.22	$123,239	3.83%	—%	to	0.75%	9.53%	to	8.75%
2019	4,531	$24.66	to	$48.94	$128,314	3.26%	—%	to	0.75%	1.07%	to	8.97%

Delaware VIP Small Cap Value Series - Service Class:
2023	640	$35.70	to	$32.23	$22,839	0.65%	—%	to	0.75%	9.11%	to	8.26%
2022	723	$32.72	to	$29.77	$23,662	0.52%	—%	to	0.75%	(12.37)%	to	(13.00)%
2021	694	$37.34	to	$34.22	$25,911	0.61%	—%	to	0.75%	34.03%	to	33.00%
2020	661	$27.86	to	$25.73	$18,429	1.11%	—%	to	0.75%	(2.18)%	to	(2.91)%
2019	753	$28.48	to	$26.50	$21,432	0.76%	—%	to	0.75%	6.03%	to	26.79%

Principal Life Insurance Co
Variable Life Separate Account

Notes to Financial Statements

December 31, 2023

	December 31,					For the year ended December 31, except as noted
Division	Units (000's)	Unit fair value corresponding to lowest to highest expense ratio			Net assets (000's)	Investment income ratio (1)	Expense ratio (2) lowest to highest			Total return (3) corresponding to lowest to highest expense ratio

Diversified Balanced Account - Class 1:
2023	1,112	$14.86	to	$14.14	$16,424	2.00%	—%	to	0.75%	14.13%	to	13.30%
2022	1,174	$13.02	to	$12.48	$15,203	2.47%	—%	to	0.75%	(14.85)%	to	(15.50)%
2021	1,227	$15.29	to	$14.77	$18,679	2.15%	—%	to	0.75%	11.12%	to	10.22%
2020	1,252	$13.76	to	$13.40	$17,173	2.36%	—%	to	0.75%	12.88%	to	12.13%
2019	1,295	$12.19	to	$11.95	$15,744	2.11%	—%	to	0.75%	18.46%	to	17.50%

Diversified International Account - Class 1:
2023	4,312	$29.52	to	$26.45	$166,354	1.27%	—%	to	0.75%	17.42%	to	16.57%
2022	4,588	$25.14	to	$22.69	$150,687	2.67%	—%	to	0.75%	(19.99)%	to	(20.61)%
2021	4,547	$31.42	to	$28.58	$186,621	1.30%	—%	to	0.75%	9.74%	to	8.96%
2020	4,798	$28.63	to	$26.23	$179,272	2.62%	—%	to	0.75%	16.15%	to	15.30%
2019	4,890	$32.26	to	$22.75	$157,206	1.63%	—%	to	0.75%	5.87%	to	21.72%

DWS Alternative Asset Allocation VIP - Class B:
2023	36			$12.67	$456	6.69%			—%			5.67%
2022	34			$11.99	$412	8.05%			—%			(7.70)%
2021	39			$12.99	$513	1.75%			—%			12.27%
2020	36			$11.57	$414	2.46%			—%			5.37%
2019	42			$10.98	$457	4.26%			—%			14.38%

DWS Small Mid Cap Value VIP - Class B:
2023	75	$27.96	to	$25.44	$2,089	0.76%	—%	to	0.75%	14.59%	to	13.77%
2022	69	$24.40	to	$22.36	$1,694	0.49%	—%	to	0.75%	(16.15)%	to	(16.78)%
2021	74	$29.10	to	$26.87	$2,164	0.86%	—%	to	0.75%	30.03%	to	29.06%
2020	69	$22.38	to	$20.82	$1,536	1.12%	—%	to	0.75%	(1.10)%	to	(1.84)%
2019	68	$22.63	to	$21.21	$1,540	0.39%	—%	to	0.75%	5.11%	to	20.10%

Equity Income Account - Class 1:
2023	4,009	$35.46	to	$31.21	$141,586	2.11%	—%	to	0.75%	11.23%	to	10.36%
2022	4,180	$31.88	to	$28.28	$132,750	1.94%	—%	to	0.75%	(10.50)%	to	(11.15)%
2021	4,208	$35.62	to	$31.83	$149,340	1.99%	—%	to	0.75%	22.45%	to	21.53%
2020	4,314	$29.09	to	$26.19	$125,036	2.12%	—%	to	0.75%	6.44%	to	5.65%
2019	5,278	$27.33	to	$24.79	$143,822	1.90%	—%	to	0.75%	5.73%	to	28.11%

Principal Life Insurance Co
Variable Life Separate Account

Notes to Financial Statements

December 31, 2023

	December 31,					For the year ended December 31, except as noted
Division	Units (000's)	Unit fair value corresponding to lowest to highest expense ratio			Net assets (000's)	Investment income ratio (1)	Expense ratio (2) lowest to highest			Total return (3) corresponding to lowest to highest expense ratio

Fidelity VIP Asset Manager Portfolio - Service Class 2:
2023	42			$31.94	$1,352	2.32%			—%			12.66%
2022	37			$28.35	$1,062	1.76%			—%			(15.15)%
2021	45			$33.41	$1,493	1.53%			—%			9.68%
2020	39			$30.46	$1,179	1.24%			—%			14.51%
2019	50			$26.60	$1,330	1.30%			—%			18.01%

Fidelity VIP Contrafund® Portfolio - Initial Class:
2023	681	$78.55	to	$66.76	$87,775	0.49%	—%	to	0.75%	33.45%	to	32.46%
2022	731	$58.86	to	$50.40	$70,779	0.51%	—%	to	0.75%	(26.31)%	to	(26.86)%
2021	788	$79.88	to	$68.91	$103,556	0.06%	—%	to	0.75%	27.83%	to	26.88%
2020	840	$62.49	to	$54.31	$86,320	0.25%	—%	to	0.75%	30.57%	to	29.59%
2019	906	$47.86	to	$41.91	$71,296	0.46%	—%	to	0.75%	31.56%	to	30.60%

Fidelity VIP Contrafund® Portfolio - Service Class 2:
2023	1,370			$76.22	$104,387	0.26%			—%			33.11%
2022	1,471			$57.26	$84,226	0.26%			—%			(26.49)%
2021	1,549			$77.89	$120,651	0.03%			—%			27.52%
2020	1,686			$61.08	$102,967	0.08%			—%			30.23%
2019	1,922			$46.90	$90,129	0.21%			—%			7.05%

Fidelity VIP Equity-Income Portfolio - Initial Class:
2023	358	$46.47	to	$35.89	$23,738	1.94%	—%	to	0.75%	10.64%	to	9.82%
2022	380	$42.00	to	$32.68	$22,855	1.87%	—%	to	0.75%	(4.96)%	to	(5.66)%
2021	413	$44.19	to	$34.64	$25,941	1.91%	—%	to	0.75%	24.89%	to	23.98%
2020	435	$35.38	to	$27.94	$21,911	1.83%	—%	to	0.75%	6.69%	to	5.87%
2019	476	$33.16	to	$26.39	$22,461	2.00%	—%	to	0.75%	27.42%	to	26.51%

Fidelity VIP Equity-Income Portfolio - Service Class 2:
2023	624			$42.75	$26,673	1.73%			—%			10.38%
2022	681			$38.73	$26,373	1.75%			—%			(5.24)%
2021	690			$40.87	$28,217	1.68%			—%			24.60%
2020	702			$32.80	$23,011	1.64%			—%			6.42%
2019	806			$30.82	$24,850	1.83%			—%			6.02%

Principal Life Insurance Co
Variable Life Separate Account

Notes to Financial Statements

December 31, 2023

	December 31,					For the year ended December 31, except as noted
Division	Units (000's)	Unit fair value corresponding to lowest to highest expense ratio			Net assets (000's)	Investment income ratio (1)	Expense ratio (2) lowest to highest			Total return (3) corresponding to lowest to highest expense ratio

Fidelity VIP Extended Market Index Portfolio - Service Class 2:
2023	36	$14.77	to	$14.28	$532	3.11%	—%	to	0.75%	17.13%	to	16.29%
2022	14	$12.61	to	$12.28	$179	1.04%	—%	to	0.75%	(18.33)%	to	(18.94)%
2021	17	$15.44	to	$15.15	$259	1.64%	—%	to	0.75%	20.91%	to	20.05%
2020	6	$12.77	to	$12.62	$80	3.49%	—%	to	0.75%	16.20%	to	15.36%
2019 (5)	1	$10.99	to	$10.94	$6	2.75%	—%	to	0.75%	5.67%	to	9.40%

Fidelity VIP Government Money Market Portfolio - Service Class:
2023	38,148	$11.10	to	$10.46	$423,323	4.67%	—%	to	0.75%	4.82%	to	3.98%
2022	35,730	$10.59	to	$10.06	$378,371	1.40%	—%	to	0.75%	1.34%	to	0.60%
2021	31,663	$10.45	to	$10.00	$330,813	0.01%	—%	to	0.75%	—%	to	(0.70)%
2020	36,524	$10.45	to	$10.07	$381,580	0.22%	—%	to	0.75%	0.29%	to	(0.49)%
2019	25,999	$10.42	to	$10.12	$270,866	1.87%	—%	to	0.75%	0.29%	to	1.20%

Fidelity VIP Growth Portfolio - Service Class 2:
2023	330	$72.74	to	$61.84	$23,966	—%	—%	to	0.75%	35.89%	to	34.87%
2022	394	$53.53	to	$45.85	$21,088	0.35%	—%	to	0.75%	(24.64)%	to	(25.22)%
2021	399	$71.03	to	$61.31	$28,334	—%	—%	to	0.75%	22.89%	to	21.99%
2020	397	$57.80	to	$50.26	$22,910	0.04%	—%	to	0.75%	43.57%	to	42.50%
2019	482	$40.26	to	$35.27	$19,414	0.06%	—%	to	0.75%	33.98%	to	32.94%

Fidelity VIP High Income Portfolio - Initial Class:
2023	164	$25.22	to	$27.83	$4,840	5.69%	—%	to	0.75%	10.47%	to	9.65%
2022	175	$22.83	to	$25.38	$4,671	4.97%	—%	to	0.75%	(11.37)%	to	(12.03)%
2021	200	$25.76	to	$28.85	$6,048	5.53%	—%	to	0.75%	4.41%	to	3.63%
2020	168	$24.67	to	$27.84	$4,864	5.04%	—%	to	0.75%	2.74%	to	1.98%
2019	179	$24.01	to	$27.30	$5,031	5.13%	—%	to	0.75%	15.10%	to	14.23%

Fidelity VIP High Income Portfolio - Service Class 2:
2023	398			$34.55	$13,759	5.64%			—%			10.24%
2022	453			$31.34	$14,204	4.86%			—%			(11.69)%
2021	524			$35.49	$18,600	5.23%			—%			4.29%
2020	536			$34.03	$18,244	4.98%			—%			2.44%
2019	660			$33.22	$21,942	5.46%			—%			1.87%

Principal Life Insurance Co
Variable Life Separate Account

Notes to Financial Statements

December 31, 2023

	December 31,					For the year ended December 31, except as noted
Division	Units (000's)	Unit fair value corresponding to lowest to highest expense ratio			Net assets (000's)	Investment income ratio (1)	Expense ratio (2) lowest to highest			Total return (3) corresponding to lowest to highest expense ratio

Fidelity VIP International Index Portfolio - Service Class 2:
2023	429	$12.69	to	$12.26	$5,442	3.02%	—%	to	0.75%	15.89%	to	15.01%
2022	264	$10.95	to	$10.66	$2,887	2.01%	—%	to	0.75%	(16.22)%	to	(16.85)%
2021	265	$13.07	to	$12.82	$3,460	3.03%	—%	to	0.75%	7.48%	to	6.66%
2020	84	$12.16	to	$12.02	$1,018	1.88%	—%	to	0.75%	10.34%	to	9.47%
2019 (5)	51	$11.02	to	$10.98	$565	7.97%	—%	to	0.75%	5.25%	to	9.80%

Fidelity VIP Mid Cap Portfolio - Service Class 2:
2023	522			$45.02	$32,475	0.38%			—%			14.79%
2022	576			$39.22	$31,326	0.27%			—%			(14.97)%
2021	594			$46.12	$38,139	0.36%			—%			25.29%
2020	623			$36.81	$31,977	0.40%			—%			17.86%
2019	761			$50.10	$33,133	0.64%			—%			6.35%

Fidelity VIP Strategic Income Portfolio - Service Class 2:
2023	511			$11.96	$6,119	4.37%			—%			9.12%
2022	589			$10.96	$6,454	3.59%			—%			(11.47)%
2021	535			$12.38	$6,621	2.54%			—%			3.51%
2020	409			$11.96	$4,888	3.24%			—%			7.17%
2019	382			$11.16	$4,259	4.09%			—%			10.60%

Fidelity VIP Total Market Index Portfolio - Service Class 2:
2023	1,345	$17.21	to	$16.63	$23,156	0.95%	—%	to	0.75%	25.71%	to	24.76%
2022	917	$13.69	to	$13.33	$12,553	1.57%	—%	to	0.75%	(19.42)%	to	(20.04)%
2021	123	$16.99	to	$16.67	$2,091	0.95%	—%	to	0.75%	25.39%	to	24.50%
2020	66	$13.55	to	$13.39	$888	2.38%	—%	to	0.75%	20.02%	to	19.02%
2019 (5)	28	$11.29	to	$11.25	$320	3.09%	—%	to	0.75%	6.51%	to	12.50%

Franklin Templeton VIP Trust - Franklin Income VIP Fund - Class 2:
2023	417			$40.78	$16,988	5.05%			—%			8.63%
2022	369			$37.54	$13,862	4.81%			—%			(5.49)%
2021	355			$39.72	$14,110	4.70%			—%			16.75%
2020	390			$34.02	$13,275	5.68%			—%			0.71%
2019	527			$33.78	$17,792	5.02%			—%			16.04%

Principal Life Insurance Co
Variable Life Separate Account

Notes to Financial Statements

December 31, 2023

	December 31,					For the year ended December 31, except as noted
Division	Units (000's)	Unit fair value corresponding to lowest to highest expense ratio			Net assets (000's)	Investment income ratio (1)	Expense ratio (2) lowest to highest			Total return (3) corresponding to lowest to highest expense ratio

Franklin Templeton VIP Trust - Franklin Mutual Global Discovery VIP Fund - Class 2:
2023	207			$50.73	$10,494	2.45%			—%			20.33%
2022	229			$42.16	$9,673	1.40%			—%			(4.77)%
2021	237			$44.27	$10,504	2.67%			—%			19.13%
2020	263			$37.16	$9,771	2.16%			—%			(4.45)%
2019	367			$38.89	$14,259	1.38%			—%			5.88%

Franklin Templeton VIP Trust - Franklin Mutual Shares VIP Fund - Class 2:
2023	336			$35.08	$11,801	1.82%			—%			13.49%
2022	387			$30.91	$11,978	1.86%			—%			(7.46)%
2021	386			$33.40	$12,905	3.16%			—%			19.20%
2020	393			$28.02	$11,001	2.88%			—%			(5.05)%
2019	409			$29.51	$12,068	1.81%			—%			22.55%

Franklin Templeton VIP Trust - Franklin Rising Dividends VIP Fund - Class 2:
2023	434			$58.87	$25,557	0.91%			—%			12.07%
2022	454			$52.53	$23,831	0.80%			—%			(10.57)%
2021	451			$58.74	$26,490	0.86%			—%			26.79%
2020	460			$46.33	$21,300	1.28%			—%			15.97%
2019	533			$39.95	$21,297	1.26%			—%			6.28%

Franklin Templeton VIP Trust - Franklin Small Cap Value VIP Fund - Class 2:
2023	329	$55.39	to	$50.39	$18,244	0.52%	—%	to	0.75%	12.74%	to	11.90%
2022	384	$49.13	to	$45.03	$18,884	0.98%	—%	to	0.75%	(10.07)%	to	(10.73)%
2021	374	$54.63	to	$50.44	$20,407	1.08%	—%	to	0.75%	25.38%	to	24.42%
2020	379	$43.57	to	$40.54	$16,533	1.52%	—%	to	0.75%	5.19%	to	4.40%
2019	438	$41.42	to	$38.83	$18,134	1.08%	—%	to	0.75%	4.36%	to	25.42%

Franklin Templeton VIP Trust - Franklin Strategic Income VIP Fund - Class 2:
2023	790			$17.64	$13,943	4.66%			—%			8.15%
2022	856			$16.31	$13,965	4.26%			—%			(10.73)%
2021	927			$18.27	$16,945	3.26%			—%			2.12%
2020	997			$17.89	$17,844	4.82%			—%			3.41%
2019	1,013			$17.30	$17,524	4.91%			—%			8.06%

Principal Life Insurance Co
Variable Life Separate Account

Notes to Financial Statements

December 31, 2023

	December 31,					For the year ended December 31, except as noted
Division	Units (000's)	Unit fair value corresponding to lowest to highest expense ratio			Net assets (000's)	Investment income ratio (1)	Expense ratio (2) lowest to highest			Total return (3) corresponding to lowest to highest expense ratio

Franklin Templeton VIP Trust - Franklin U.S. Government Securities VIP Fund - Class 2:
2023	5			$11.78	$55	2.80%			—%			4.43%
2022	22			$11.28	$244	2.37%			—%			(9.69)%
2021	20			$12.49	$250	2.57%			—%			(1.89)%
2020	27			$12.73	$350	5.04%			—%			3.83%
2019	34			$12.26	$418	4.14%			—%			5.24%

Franklin Templeton VIP Trust - Templeton Developing Markets VIP Fund - Class 2:
2023	438			$20.11	$8,804	2.06%			—%			12.60%
2022	441			$17.86	$7,873	2.74%			—%			(21.97)%
2021	441			$22.89	$10,100	0.91%			—%			(5.76)%
2020	450			$24.29	$10,922	4.15%			—%			17.23%
2019	441			$20.72	$9,135	1.00%			—%			26.65%

Franklin Templeton VIP Trust - Templeton Foreign VIP Fund - Class 2:
2023	921			$14.16	$13,033	3.18%			—%			20.82%
2022	963			$11.72	$11,290	3.08%			—%			(7.64)%
2021	989			$12.69	$12,548	1.83%			—%			4.19%
2020	998			$12.18	$12,158	3.51%			—%			(1.14)%
2019	1,034			$12.32	$12,742	1.71%			—%			12.51%

Franklin Templeton VIP Trust - Templeton Global Bond VIP Fund - Class 2:
2023	663	$14.68	to	$13.37	$9,744	—%	—%	to	0.75%	2.87%	to	2.06%
2022	759	$14.27	to	$13.10	$10,845	—%	—%	to	0.75%	(4.93)%	to	(5.62)%
2021	835	$15.01	to	$13.88	$12,556	—%	—%	to	0.75%	(5.00)%	to	(5.71)%
2020	1,031	$15.80	to	$14.72	$16,320	8.61%	—%	to	0.75%	(5.33)%	to	(6.00)%
2019	1,351	$16.68	to	$15.66	$22,564	6.96%	—%	to	0.75%	1.28%	to	1.23%

Global Emerging Markets Account - Class 1:
2023	804	$44.33	to	$37.80	$35,749	2.46%	—%	to	0.75%	12.50%	to	11.70%
2022	883	$39.40	to	$33.84	$34,860	1.60%	—%	to	0.75%	(22.65)%	to	(23.23)%
2021	901	$50.94	to	$44.08	$46,004	0.44%	—%	to	0.75%	0.57%	to	(0.18)%
2020	915	$50.65	to	$44.16	$46,470	2.44%	—%	to	0.75%	19.23%	to	18.36%
2019	1,023	$42.48	to	$37.31	$43,551	0.90%	—%	to	0.75%	6.87%	to	16.70%

Principal Life Insurance Co
Variable Life Separate Account

Notes to Financial Statements

December 31, 2023

	December 31,					For the year ended December 31, except as noted
Division	Units (000's)	Unit fair value corresponding to lowest to highest expense ratio			Net assets (000's)	Investment income ratio (1)	Expense ratio (2) lowest to highest			Total return (3) corresponding to lowest to highest expense ratio

Goldman Sachs VIT Small Cap Equity Insights Fund - Institutional Shares:
2023	32			$33.35	$1,082	0.72%			—%			19.28%
2022	57			$27.96	$1,606	0.31%			—%			(19.38)%
2021	54			$34.68	$1,882	0.43%			—%			23.77%
2020	64			$28.02	$1,788	0.25%			—%			8.60%
2019	71			$25.80	$1,831	0.46%			—%			24.82%

Government & High Quality Bond Account - Class 1:
2023	3,507	$13.76	to	$12.28	$48,227	2.37%	—%	to	0.75%	4.64%	to	3.80%
2022	3,339	$13.15	to	$11.83	$43,884	1.40%	—%	to	0.75%	(11.80)%	to	(12.44)%
2021	3,576	$14.91	to	$13.51	$53,290	2.23%	—%	to	0.75%	(1.32)%	to	(2.03)%
2020	3,818	$15.11	to	$13.79	$57,666	2.59%	—%	to	0.75%	2.86%	to	2.07%
2019	3,674	$14.69	to	$13.51	$53,941	2.89%	—%	to	0.75%	0.62%	to	5.63%

Invesco V.I. American Franchise Fund - Series I Shares:
2023	110	$41.35	to	$37.88	$4,555	—%	—%	to	0.75%	40.93%	to	39.88%
2022	107	$29.34	to	$27.08	$3,150	—%	—%	to	0.75%	(31.11)%	to	(31.63)%
2021	112	$42.59	to	$39.61	$4,774	—%	—%	to	0.75%	11.90%	to	11.08%
2020	103	$38.06	to	$35.66	$3,913	0.07%	—%	to	0.75%	42.39%	to	41.28%
2019	108	$26.73	to	$25.24	$2,882	—%	—%	to	0.75%	36.73%	to	35.77%

Invesco V.I. American Franchise Fund - Series II Shares:
2023	101			$40.14	$4,042	—%			—%			40.60%
2022	110			$28.55	$3,154	—%			—%			(31.30)%
2021	111			$41.56	$4,632	—%			—%			11.66%
2020	106			$37.22	$3,950	—%			—%			42.01%
2019	105			$26.21	$2,758	—%			—%			8.13%

Invesco V.I. American Value Fund - Series I Shares:
2023	28	$17.59	to	$16.49	$494	0.65%	—%	to	0.75%	15.57%	to	14.75%
2022	31	$15.22	to	$14.37	$470	0.79%	—%	to	0.75%	(2.62)%	to	(3.36)%
2021	18	$15.63	to	$14.87	$281	0.39%	—%	to	0.75%	28.01%	to	26.99%
2020	16	$12.21	to	$11.71	$195	1.10%	—%	to	0.75%	1.08%	to	0.43%
2019	12	$12.08	to	$11.66	$143	0.75%	—%	to	0.75%	7.28%	to	24.04%

Principal Life Insurance Co
Variable Life Separate Account

Notes to Financial Statements

December 31, 2023

	December 31,					For the year ended December 31, except as noted
Division	Units (000's)	Unit fair value corresponding to lowest to highest expense ratio			Net assets (000's)	Investment income ratio (1)	Expense ratio (2) lowest to highest			Total return (3) corresponding to lowest to highest expense ratio

Invesco V.I. Core Equity Fund - Series I Shares:
2023	174	$39.02	to	$32.93	$6,770	0.72%	—%	to	0.75%	23.36%	to	22.46%
2022	191	$31.63	to	$26.89	$6,037	0.93%	—%	to	0.75%	(20.55)%	to	(21.14)%
2021	205	$39.81	to	$34.10	$8,148	0.67%	—%	to	0.75%	27.76%	to	26.77%
2020	214	$31.16	to	$26.90	$6,651	1.36%	—%	to	0.75%	13.85%	to	13.03%
2019	234	$27.37	to	$23.80	$6,409	0.96%	—%	to	0.75%	28.98%	to	27.96%

Invesco V.I. Core Equity Fund - Series II Shares:
2023	168			$54.63	$9,187	0.46%			—%			23.07%
2022	194			$44.39	$8,596	0.62%			—%			(20.75)%
2021	215			$56.01	$12,067	0.45%			—%			27.38%
2020	220			$43.97	$9,688	1.06%			—%			13.56%
2019	252			$38.72	$9,763	0.17%			—%			6.34%

Invesco V.I. Discovery Mid Cap Growth Fund - Series I Shares:
2023	196	$13.95	to	$13.57	$2,732	—%	—%	to	0.75%	13.14%	to	12.33%
2022	258	$12.33	to	$12.08	$3,185	—%	—%	to	0.75%	(30.96)%	to	(31.52)%
2021	257	$17.86	to	$17.64	$4,596	—%	—%	to	0.75%	19.07%	to	18.23%
2020 (6)	265	$15.00	to	$14.92	$3,978	—%	—%	to	0.75%	48.22%	to	47.58%

Invesco V.I. EQV International Equity Fund - Series I Shares:
2023	371			$40.41	$15,000	0.20%			—%			18.16%
2022	362			$34.20	$12,379	1.71%			—%			(18.32)%
2021	392			$41.87	$16,404	1.28%			—%			5.89%
2020	411			$39.54	$16,235	2.39%			—%			14.01%
2019	420			$34.68	$14,563	1.42%			—%			28.54%

Invesco V.I. Global Real Estate Fund - Series I Shares:
2023	139			$12.30	$1,706	1.49%			—%			9.04%
2022	119			$11.28	$1,339	3.00%			—%			(24.90)%
2021	86			$15.02	$1,285	2.72%			—%			25.69%
2020	97			$11.95	$1,158	5.30%			—%			(12.33)%
2019	86			$13.63	$1,166	4.70%			—%			23.01%

Principal Life Insurance Co
Variable Life Separate Account

Notes to Financial Statements

December 31, 2023

	December 31,					For the year ended December 31, except as noted
Division	Units (000's)	Unit fair value corresponding to lowest to highest expense ratio			Net assets (000's)	Investment income ratio (1)	Expense ratio (2) lowest to highest			Total return (3) corresponding to lowest to highest expense ratio

Invesco V.I. Health Care Fund - Series I Shares:
2023	378	$43.37	to	$36.60	$16,398	—%	—%	to	0.75%	3.02%	to	2.26%
2022	473	$42.10	to	$35.79	$19,915	—%	—%	to	0.75%	(13.32)%	to	(13.97)%
2021	494	$48.57	to	$41.60	$24,015	0.20%	—%	to	0.75%	12.30%	to	11.47%
2020	525	$43.25	to	$37.32	$22,697	0.32%	—%	to	0.75%	14.48%	to	13.57%
2019	529	$37.78	to	$32.86	$19,992	0.04%	—%	to	0.75%	14.07%	to	31.55%

Invesco V.I. Main Street Mid Cap Fund - Series II Shares:
2023	19	$32.19	to	$29.28	$627	0.04%	—%	to	0.75%	14.15%	to	13.27%
2022	21	$28.20	to	$25.85	$583	0.07%	—%	to	0.75%	(14.47)%	to	(15.08)%
2021	25	$32.97	to	$30.44	$814	0.28%	—%	to	0.75%	22.88%	to	21.96%
2020	16	$26.83	to	$24.96	$421	0.51%	—%	to	0.75%	8.93%	to	8.10%
2019	14	$24.63	to	$23.09	$355	0.22%	—%	to	0.75%	6.62%	to	24.14%

Invesco V.I. Main Street Small Cap Fund - Series II Shares:
2023	278			$43.66	$12,152	0.97%			—%			17.81%
2022	261			$37.06	$9,672	0.26%			—%			(16.04)%
2021	219			$44.14	$9,649	0.19%			—%			22.27%
2020	197			$36.10	$7,122	0.37%			—%			19.62%
2019	199			$30.18	$6,016	—%			—%			6.23%

Invesco V.I. Small Cap Equity Fund - Series I Shares:
2023	360	$30.86	to	$27.23	$11,407	—%	—%	to	0.75%	16.58%	to	15.72%
2022	366	$26.47	to	$23.53	$9,937	—%	—%	to	0.75%	(20.51)%	to	(21.12)%
2021	374	$33.30	to	$29.83	$12,788	0.17%	—%	to	0.75%	20.39%	to	19.51%
2020	374	$27.66	to	$24.96	$10,603	0.35%	—%	to	0.75%	27.23%	to	26.32%
2019	437	$22.74	to	$19.76	$9,708	—%	—%	to	0.75%	26.61%	to	25.62%

Invesco V.I. Technology Fund - Series I Shares:
2023	299	$31.13	to	$26.27	$9,312	—%	—%	to	0.75%	46.91%	to	45.86%
2022	367	$21.19	to	$18.01	$7,763	—%	—%	to	0.75%	(39.94)%	to	(40.40)%
2021	402	$35.28	to	$30.22	$14,170	—%	—%	to	0.75%	14.40%	to	13.57%
2020	413	$30.84	to	$26.61	$12,726	—%	—%	to	0.75%	46.16%	to	45.01%
2019	405	$21.10	to	$18.35	$8,533	—%	—%	to	0.75%	35.87%	to	34.83%

Principal Life Insurance Co
Variable Life Separate Account

Notes to Financial Statements

December 31, 2023

	December 31,					For the year ended December 31, except as noted
Division	Units (000's)	Unit fair value corresponding to lowest to highest expense ratio			Net assets (000's)	Investment income ratio (1)	Expense ratio (2) lowest to highest			Total return (3) corresponding to lowest to highest expense ratio

Janus Henderson Global Sustainable Equity Portfolio - Service Shares:
2023	11	$11.52	to	$11.39	$122	1.10%	—%	to	0.75%	23.21%	to	22.34%
2022 (8)	0	$9.35	to	$9.31	$3	2.20%	—%	to	0.75%	(6.87)%	to	(7.27)%

Janus Henderson Series Balanced Portfolio - Service Shares:
2023	898			$49.41	$44,359	1.79%			—%			15.15%
2022	880			$42.91	$37,770	1.15%			—%			(16.61)%
2021	811			$51.46	$41,748	0.88%			—%			16.90%
2020	800			$44.02	$35,208	2.05%			—%			14.04%
2019	771			$38.60	$29,768	1.65%			—%			22.27%

Janus Henderson Series Enterprise Portfolio - Service Shares:
2023	1,022	$64.48	to	$54.41	$65,867	0.09%	—%	to	0.75%	17.77%	to	16.89%
2022	1,121	$54.75	to	$46.55	$61,384	0.27%	—%	to	0.75%	(16.14)%	to	(16.77)%
2021	1,230	$65.29	to	$55.93	$80,282	0.24%	—%	to	0.75%	16.55%	to	15.68%
2020	1,323	$56.02	to	$48.35	$74,115	0.05%	—%	to	0.75%	19.17%	to	18.30%
2019	1,527	$47.01	to	$40.87	$71,794	0.05%	—%	to	0.75%	5.66%	to	34.13%

Janus Henderson Series Flexible Bond Portfolio - Service Shares:
2023	1,458			$23.60	$34,400	3.59%			—%			5.31%
2022	1,489			$22.41	$33,379	2.17%			—%			(13.91)%
2021	1,544			$26.03	$40,193	2.24%			—%			(1.10)%
2020	1,683			$26.32	$44,288	2.45%			—%			10.26%
2019	1,621			$23.87	$38,697	2.75%			—%			9.24%

Janus Henderson Series Forty Portfolio - Service Shares:
2023	424			$48.47	$20,565	0.13%			—%			39.64%
2022	407			$34.71	$14,118	0.05%			—%			(33.72)%
2021	435			$52.37	$22,799	0.54%			—%			22.62%
2020	455			$42.71	$19,438	0.63%			—%			39.03%
2019	486			$30.72	$14,937	0.02%			—%			6.85%

Janus Henderson Series Global Research Portfolio - Service Shares:
2023	153			$36.68	$5,601	0.79%			—%			26.48%
2022	141			$29.00	$4,075	1.50%			—%			(19.62)%
2021	145			$36.08	$5,244	0.37%			—%			17.79%
2020	175			$30.63	$5,370	0.63%			—%			19.79%
2019	192			$25.57	$4,909	0.87%			—%			28.69%

Principal Life Insurance Co
Variable Life Separate Account

Notes to Financial Statements

December 31, 2023

	December 31,					For the year ended December 31, except as noted
Division	Units (000's)	Unit fair value corresponding to lowest to highest expense ratio			Net assets (000's)	Investment income ratio (1)	Expense ratio (2) lowest to highest			Total return (3) corresponding to lowest to highest expense ratio

Janus Henderson Series Global Technology and Innovation Portfolio - Service Shares:
2023	265	$20.16	to	$19.48	$5,347	—%	—%	to	0.75%	54.25%	to	53.14%
2022	237	$13.07	to	$12.72	$3,092	—%	—%	to	0.75%	(37.10)%	to	(37.59)%
2021	263	$20.78	to	$20.38	$5,460	0.64%	—%	to	0.75%	17.73%	to	16.86%
2020	234	$17.65	to	$17.44	$4,126	—%	—%	to	0.75%	50.73%	to	49.57%
2019 (5)	34	$11.71	to	$11.66	$399	—%	—%	to	0.75%	8.73%	to	16.60%

Janus Henderson Series Overseas Portfolio - Service Shares:
2023	74			$40.10	$2,962	1.40%			—%			10.56%
2022	78			$36.27	$2,816	1.70%			—%			(8.82)%
2021	81			$39.78	$3,215	1.05%			—%			13.30%
2020	78			$35.11	$2,722	1.19%			—%			15.99%
2019	111			$30.27	$3,349	1.81%			—%			26.71%

LargeCap Growth Account I - Class 1:
2023	3,452	$66.79	to	$54.65	$376,330	—%	—%	to	0.75%	40.34%	to	39.31%
2022	3,641	$47.59	to	$39.23	$282,897	—%	—%	to	0.75%	(34.16)%	to	(34.65)%
2021	3,882	$72.28	to	$60.03	$458,753	—%	—%	to	0.75%	21.89%	to	20.98%
2020	4,019	$59.29	to	$49.62	$389,617	0.03%	—%	to	0.75%	36.17%	to	35.17%
2019	4,456	$72.40	to	$36.71	$317,348	0.05%	—%	to	0.75%	7.45%	to	33.93%

LargeCap S&P 500 Index Account - Class 1:
2023	8,423	$52.40	to	$45.12	$441,381	1.44%	—%	to	0.75%	25.96%	to	25.06%
2022	8,361	$41.60	to	$36.08	$347,815	1.28%	—%	to	0.75%	(18.34)%	to	(18.94)%
2021	8,254	$50.94	to	$44.51	$420,418	1.39%	—%	to	0.75%	28.34%	to	27.35%
2020	7,971	$39.69	to	$34.95	$316,374	1.67%	—%	to	0.75%	18.09%	to	17.20%
2019	6,347	$33.61	to	$29.82	$213,356	1.89%	—%	to	0.75%	6.63%	to	30.10%

Lord Abbett Series Fund Developing Growth Portfolio - Class VC:
2023	76	$23.19	to	$21.90	$1,755	—%	—%	to	0.75%	8.16%	to	7.35%
2022	95	$21.44	to	$20.40	$2,040	—%	—%	to	0.75%	(35.98)%	to	(36.47)%
2021	93	$33.49	to	$32.11	$3,107	—%	—%	to	0.75%	(2.76)%	to	(3.46)%
2020	86	$34.44	to	$33.26	$2,960	—%	—%	to	0.75%	72.63%	to	71.27%
2019	40	$19.95	to	$19.42	$801	—%	—%	to	0.75%	4.56%	to	30.77%

LVIP JPMorgan Core Bond Fund - Class 1 Shares:
2023 (9)	332			$15.49	$5,141	2.22%			—%			1.77%

Principal Life Insurance Co
Variable Life Separate Account

Notes to Financial Statements

December 31, 2023

	December 31,					For the year ended December 31, except as noted
Division	Units (000's)	Unit fair value corresponding to lowest to highest expense ratio			Net assets (000's)	Investment income ratio (1)	Expense ratio (2) lowest to highest			Total return (3) corresponding to lowest to highest expense ratio

LVIP JPMorgan Small Cap Core Fund - Class 1 Shares:
2023 (9)	45			$54.68	$2,465	1.13%			—%			13.21%

MFS® Blended Research® Small Cap Equity Portfolio Series - Service Class:
2023	117	$20.78	to	$19.62	$2,426	0.50%	—%	to	0.75%	18.68%	to	17.77%
2022	148	$17.51	to	$16.66	$2,598	0.52%	—%	to	0.75%	(18.56)%	to	(19.17)%
2021	131	$21.50	to	$20.61	$2,806	0.62%	—%	to	0.75%	29.21%	to	28.17%
2020	114	$16.64	to	$16.08	$1,902	0.62%	—%	to	0.75%	2.09%	to	1.39%
2019	94	$16.30	to	$15.86	$1,529	0.49%	—%	to	0.75%	8.09%	to	25.38%

MFS® Global Equity Series - Service Class:
2023	231			$39.55	$9,133	0.50%			—%			13.88%
2022	255			$34.73	$8,867	0.22%			—%			(17.93)%
2021	289			$42.32	$12,224	0.46%			—%			16.87%
2020	310			$36.21	$11,230	0.99%			—%			13.05%
2019	295			$32.03	$9,456	0.99%			—%			30.20%

MFS® Growth Series - Service Class:
2023	671			$80.62	$54,094	—%			—%			35.52%
2022	652			$59.49	$38,812	—%			—%			(31.81)%
2021	661			$87.24	$57,695	—%			—%			23.24%
2020	684			$70.79	$48,412	—%			—%			31.53%
2019	799			$53.82	$43,012	—%			—%			37.79%

MFS® Inflation-Adjusted Bond Portfolio - Service Class:
2023	136			$9.88	$1,349	2.36%			—%			2.49%
2022	205			$9.64	$1,980	4.33%			—%			(21.69)%
2021	249			$12.31	$3,060	0.83%			—%			1.32%
2020	79			$12.15	$964	0.26%			—%			13.23%
2019	35			$10.73	$374	1.54%			—%			8.06%

MFS® International Intrinsic Value Portfolio - Service Class:
2023	1,505			$20.90	$31,461	0.48%			—%			17.35%
2022	1,589			$17.81	$28,306	0.50%			—%			(23.76)%
2021	1,482			$23.36	$34,626	0.14%			—%			10.29%
2020	1,415			$21.18	$29,981	0.78%			—%			20.20%
2019	1,239			$17.62	$21,840	1.53%			—%			25.68%

Principal Life Insurance Co
Variable Life Separate Account

Notes to Financial Statements

December 31, 2023

	December 31,					For the year ended December 31, except as noted
Division	Units (000's)	Unit fair value corresponding to lowest to highest expense ratio			Net assets (000's)	Investment income ratio (1)	Expense ratio (2) lowest to highest			Total return (3) corresponding to lowest to highest expense ratio

MFS® Mid Cap Growth Series - Service Class:
2023	1			$47.71	$54	—%			—%			20.97%
2022	1			$39.44	$50	—%			—%			(28.78)%
2021	8			$55.38	$448	—%			—%			13.86%
2020	8			$48.64	$389	—%			—%			36.13%
2019	15			$35.73	$552	—%			—%			38.27%

MFS® Mid Cap Value Portfolio - Service Class:
2023	297	$19.39	to	$18.17	$5,756	1.49%	—%	to	0.75%	12.41%	to	11.54%
2022	354	$17.25	to	$16.29	$6,104	0.88%	—%	to	0.75%	(9.02)%	to	(9.70)%
2021	256	$18.96	to	$18.04	$4,861	0.74%	—%	to	0.75%	30.58%	to	29.69%
2020	195	$14.52	to	$13.91	$2,834	1.01%	—%	to	0.75%	3.71%	to	2.88%
2019	215	$14.00	to	$13.52	$3,016	0.72%	—%	to	0.75%	5.98%	to	29.75%

MFS® New Discovery Series - Service Class:
2023	246	$54.54	to	$49.62	$13,441	—%	—%	to	0.75%	14.24%	to	13.42%
2022	264	$47.74	to	$43.75	$12,626	—%	—%	to	0.75%	(29.99)%	to	(30.52)%
2021	266	$68.19	to	$62.97	$18,119	—%	—%	to	0.75%	1.56%	to	0.82%
2020	299	$67.14	to	$62.46	$20,073	—%	—%	to	0.75%	45.58%	to	44.48%
2019	347	$46.12	to	$43.23	$15,987	—%	—%	to	0.75%	8.70%	to	40.22%

MFS® New Discovery Value Portfolio - Service Class:
2023	114	$22.60	to	$21.34	$2,586	0.97%	—%	to	0.75%	11.22%	to	10.40%
2022	126	$20.32	to	$19.33	$2,562	0.39%	—%	to	0.75%	(11.23)%	to	(11.94)%
2021	123	$22.89	to	$21.95	$2,812	0.67%	—%	to	0.75%	33.86%	to	32.87%
2020	105	$17.10	to	$16.52	$1,802	0.74%	—%	to	0.75%	3.76%	to	2.99%
2019	62	$16.48	to	$16.04	$1,019	0.37%	—%	to	0.75%	6.32%	to	32.45%

MFS® Research International Series - Service Class:
2023	220			$14.78	$3,250	0.77%			—%			12.82%
2022	210			$13.10	$2,757	1.65%			—%			(17.82)%
2021	236			$15.94	$3,762	0.67%			—%			11.24%
2020	188			$14.33	$2,693	1.77%			—%			12.75%
2019	219			$12.71	$2,787	1.22%			—%			27.61%

Principal Life Insurance Co
Variable Life Separate Account

Notes to Financial Statements

December 31, 2023

	December 31,					For the year ended December 31, except as noted
Division	Units (000's)	Unit fair value corresponding to lowest to highest expense ratio			Net assets (000's)	Investment income ratio (1)	Expense ratio (2) lowest to highest			Total return (3) corresponding to lowest to highest expense ratio

MFS® Total Return Series - Service Class:
2023	222			$25.87	$5,742	1.90%			—%			10.23%
2022	213			$23.47	$4,988	1.60%			—%			(9.83)%
2021	201			$26.03	$5,227	1.73%			—%			13.82%
2020	177			$22.87	$4,038	2.00%			—%			9.53%
2019	164			$20.88	$3,416	2.30%			—%			20.14%

MFS® Utilities Series - Service Class:
2023	200			$25.11	$5,015	3.30%			—%			(2.33)%
2022	232			$25.71	$5,960	2.34%			—%			0.47%
2021	204			$25.59	$5,219	1.53%			—%			13.83%
2020	212			$22.48	$4,760	2.23%			—%			5.64%
2019	216			$21.28	$4,604	3.77%			—%			2.60%

MFS® Value Series - Service Class:
2023	760			$51.78	$39,372	1.38%			—%			7.63%
2022	809			$48.11	$38,936	1.15%			—%			(6.15)%
2021	898			$51.26	$46,006	1.19%			—%			25.18%
2020	860			$40.95	$35,229	1.36%			—%			3.20%
2019	1,023			$39.68	$40,604	1.91%			—%			29.50%

MidCap Account - Class 1:
2023	1,327	$139.92	to	$482.23	$244,641	—%	—%	to	0.75%	26.08%	to	25.14%
2022	1,419	$110.98	to	$385.34	$207,595	0.19%	—%	to	0.75%	(22.98)%	to	(23.55)%
2021	1,515	$144.09	to	$504.06	$287,850	0.13%	—%	to	0.75%	25.52%	to	24.59%
2020	1,616	$114.79	to	$404.58	$244,972	0.72%	—%	to	0.75%	16.24%	to	17.45%
2019	1,824	$97.00	to	$344.48	$233,335	0.27%	—%	to	0.75%	43.09%	to	42.03%

Neuberger Berman AMT Mid Cap Growth Portfolio - Class S:
2023	50			$20.41	$1,028	—%			—%			17.91%
2022	85			$17.31	$1,477	—%			—%			(28.82)%
2021	105			$24.32	$2,553	—%			—%			12.75%
2020	60			$21.57	$1,298	—%			—%			39.70%
2019	52			$15.44	$796	—%			—%			32.53%

Principal Life Insurance Co
Variable Life Separate Account

Notes to Financial Statements

December 31, 2023

	December 31,			For the year ended December 31, except as noted
Division	Units (000's)	Unit fair value corresponding to lowest to highest expense ratio	Net assets (000's)	Investment income ratio (1)	Expense ratio (2) lowest to highest	Total return (3) corresponding to lowest to highest expense ratio

Neuberger Berman AMT Sustainable Equity Portfolio - Class I:
2023	430	$16.73	$7,189	0.34%	—%	26.93%
2022	456	$13.18	$6,007	0.45%	—%	(18.44)%
2021	509	$16.16	$8,225	0.38%	—%	23.45%
2020	533	$13.09	$6,979	0.62%	—%	19.54%
2019 (4)	899	$10.95	$9,838	0.54%	—%	6.52%

PIMCO VIT All Asset Portfolio - Administrative Class:
2023	163	$16.50	$2,697	2.98%	—%	7.98%
2022	184	$15.28	$2,804	7.63%	—%	(11.83)%
2021	159	$17.33	$2,758	11.13%	—%	16.23%
2020	130	$14.91	$1,933	5.07%	—%	8.04%
2019	157	$13.80	$2,164	2.88%	—%	11.83%

PIMCO VIT Commodity Real Return® Strategy Portfolio - Administrative Class:
2023	152	$8.29	$1,258	18.85%	—%	(7.79)%
2022	381	$8.99	$3,425	21.63%	—%	8.57%
2021	453	$8.28	$3,751	3.87%	—%	33.33%
2020	129	$6.21	$799	6.12%	—%	1.31%
2019	115	$6.13	$705	4.37%	—%	11.45%

PIMCO VIT Emerging Market Bond Portfolio - Administrative Class:
2023	150	$13.75	$2,062	5.69%	—%	11.16%
2022	175	$12.37	$2,167	4.81%	—%	(15.74)%
2021	143	$14.68	$2,097	4.48%	—%	(2.59)%
2020	122	$15.07	$1,833	4.50%	—%	6.73%
2019	90	$14.12	$1,270	4.39%	—%	14.80%

PIMCO VIT High Yield Portfolio - Administrative Class:
2023	1,076	$22.12	$23,789	5.59%	—%	12.23%
2022	929	$19.71	$18,313	5.06%	—%	(10.29)%
2021	980	$21.97	$21,532	4.42%	—%	3.63%
2020	922	$21.20	$19,536	4.80%	—%	5.74%
2019	848	$20.05	$16,989	4.88%	—%	14.77%

Principal Life Insurance Co
Variable Life Separate Account

Notes to Financial Statements

December 31, 2023

	December 31,			For the year ended December 31, except as noted
Division	Units (000's)	Unit fair value corresponding to lowest to highest expense ratio	Net assets (000's)	Investment income ratio (1)	Expense ratio (2) lowest to highest	Total return (3) corresponding to lowest to highest expense ratio

PIMCO VIT Long-Term U.S. Government Portfolio - Administrative Class:
2023	92	$10.99	$1,016	2.32%	—%	4.07%
2022	73	$10.56	$772	2.08%	—%	(28.94)%
2021	67	$14.86	$998	1.56%	—%	(4.74)%
2020	84	$15.60	$1,310	1.53%	—%	17.38%
2019	19	$13.29	$252	2.25%	—%	13.40%

PIMCO VIT Low Duration Portfolio - Administrative Class:
2023	599	$10.76	$6,444	3.61%	—%	4.98%
2022	617	$10.25	$6,333	1.69%	—%	(5.79)%
2021	647	$10.88	$7,041	0.53%	—%	(0.91)%
2020	159	$10.98	$1,747	1.14%	—%	3.00%
2019	147	$10.66	$1,564	2.68%	—%	4.00%

PIMCO VIT Real Return Portfolio - Administrative Class:
2023	1,025	$14.73	$15,101	3.02%	—%	3.66%
2022	1,087	$14.21	$15,445	7.08%	—%	(11.90)%
2021	1,294	$16.13	$20,869	4.93%	—%	5.63%
2020	1,282	$15.27	$19,584	1.45%	—%	11.70%
2019	936	$13.67	$12,805	1.65%	—%	8.49%

PIMCO VIT Short-Term Portfolio - Administrative Class:
2023	2,948	$12.78	$37,660	4.46%	—%	5.97%
2022	3,653	$12.06	$44,064	1.64%	—%	(0.17)%
2021	3,692	$12.08	$44,606	1.08%	—%	(0.08)%
2020	3,666	$12.09	$44,313	1.23%	—%	2.28%
2019	3,413	$11.82	$40,357	2.42%	—%	2.78%

PIMCO VIT Total Return Portfolio - Administrative Class:
2023	2,687	$14.20	$38,144	3.56%	—%	5.97%
2022	2,799	$13.40	$37,507	2.62%	—%	(14.32)%
2021	2,719	$15.64	$42,494	1.83%	—%	(1.26)%
2020	3,170	$15.84	$50,184	2.12%	—%	8.72%
2019	3,344	$14.57	$48,734	2.99%	—%	8.33%

Principal Life Insurance Co
Variable Life Separate Account

Notes to Financial Statements

December 31, 2023

	December 31,					For the year ended December 31, except as noted
Division	Units (000's)	Unit fair value corresponding to lowest to highest expense ratio			Net assets (000's)	Investment income ratio (1)	Expense ratio (2) lowest to highest			Total return (3) corresponding to lowest to highest expense ratio

Principal Capital Appreciation Account - Class 1:
2023	1,231	$26.40	to	$24.73	$32,485	0.82%	—%	to	0.75%	25.18%	to	24.21%
2022	1,256	$21.09	to	$19.91	$26,482	0.80%	—%	to	0.75%	(16.44)%	to	(17.04)%
2021	1,324	$25.24	to	$24.00	$33,406	0.87%	—%	to	0.75%	27.86%	to	26.92%
2020	1,346	$19.74	to	$18.91	$26,569	1.29%	—%	to	0.75%	18.70%	to	17.82%
2019	1,445	$16.63	to	$16.05	$24,031	1.60%	—%	to	0.75%	5.92%	to	31.45%

Principal LifeTime 2020 Account - Class 1:
2023	2,841	$30.53	to	$32.88	$86,754	2.61%	—%	to	0.75%	12.28%	to	11.42%
2022	3,209	$27.19	to	$29.51	$87,292	3.19%	—%	to	0.75%	(14.39)%	to	(15.03)%
2021	3,589	$31.76	to	$34.73	$114,028	1.65%	—%	to	0.75%	9.18%	to	8.36%
2020	3,854	$29.09	to	$32.05	$112,185	2.60%	—%	to	0.75%	12.88%	to	12.02%
2019	4,162	$25.77	to	$28.61	$107,316	2.42%	—%	to	0.75%	3.33%	to	17.25%

Principal LifeTime 2030 Account - Class 1:
2023	5,224	$33.57	to	$37.56	$175,452	1.78%	—%	to	0.75%	15.08%	to	14.23%
2022	5,319	$29.17	to	$32.88	$155,225	2.88%	—%	to	0.75%	(16.85)%	to	(17.47)%
2021	5,187	$35.08	to	$39.84	$182,007	1.37%	—%	to	0.75%	12.79%	to	11.97%
2020	5,060	$31.10	to	$35.58	$157,417	2.12%	—%	to	0.75%	14.88%	to	14.00%
2019	4,408	$27.07	to	$31.21	$119,380	2.14%	—%	to	0.75%	4.32%	to	21.11%

Principal LifeTime 2040 Account - Class 1:
2023	2,710	$37.71	to	$42.67	$102,220	1.35%	—%	to	0.75%	18.28%	to	17.39%
2022	2,752	$31.88	to	$36.35	$87,772	3.23%	—%	to	0.75%	(18.11)%	to	(18.72)%
2021	2,668	$38.93	to	$44.72	$103,890	1.29%	—%	to	0.75%	15.28%	to	14.43%
2020	2,448	$33.76	to	$39.08	$82,669	2.01%	—%	to	0.75%	16.09%	to	15.25%
2019	2,222	$29.08	to	$33.91	$64,652	1.92%	—%	to	0.75%	4.91%	to	23.80%

Principal LifeTime 2050 Account - Class 1:
2023	1,182	$39.75	to	$45.56	$47,060	1.14%	—%	to	0.75%	20.37%	to	19.49%
2022	1,234	$33.02	to	$38.13	$40,786	3.46%	—%	to	0.75%	(18.81)%	to	(19.40)%
2021	1,242	$40.67	to	$47.31	$50,587	1.15%	—%	to	0.75%	17.03%	to	16.16%
2020	989	$34.75	to	$40.73	$34,417	1.87%	—%	to	0.75%	16.65%	to	15.81%
2019	827	$29.79	to	$35.17	$24,643	1.90%	—%	to	0.75%	5.34%	to	25.43%

Principal Life Insurance Co
Variable Life Separate Account

Notes to Financial Statements

December 31, 2023

	December 31,					For the year ended December 31, except as noted
Division	Units (000's)	Unit fair value corresponding to lowest to highest expense ratio			Net assets (000's)	Investment income ratio (1)	Expense ratio (2) lowest to highest			Total return (3) corresponding to lowest to highest expense ratio

Principal LifeTime 2060 Account - Class 1:
2023	540	$23.40	to	$21.61	$12,636	1.05%	—%	to	0.75%	20.31%	to	19.39%
2022	517	$19.45	to	$18.10	$10,065	3.07%	—%	to	0.75%	(18.79)%	to	(19.38)%
2021	523	$23.95	to	$22.45	$12,518	1.04%	—%	to	0.75%	17.98%	to	17.11%
2020	425	$20.30	to	$19.17	$8,620	1.56%	—%	to	0.75%	16.53%	to	15.69%
2019	368	$17.42	to	$16.57	$6,408	1.46%	—%	to	0.75%	5.64%	to	26.30%

Principal LifeTime Strategic Income Account - Class 1:
2023	1,573	$21.85	to	$21.63	$34,372	1.39%	—%	to	0.75%	10.75%	to	9.96%
2022	834	$19.72	to	$19.67	$16,444	3.32%	—%	to	0.75%	(13.09)%	to	(13.73)%
2021	870	$22.69	to	$22.80	$19,754	1.88%	—%	to	0.75%	4.51%	to	3.78%
2020	945	$21.71	to	$21.97	$20,523	2.44%	—%	to	0.75%	10.32%	to	9.47%
2019	779	$19.68	to	$20.07	$15,328	2.67%	—%	to	0.75%	1.97%	to	11.62%

Putnam VT International Equity Fund - Class IB:
2023	46			$26.74	$1,223	0.04%			—%			18.48%
2022	60			$22.57	$1,350	1.56%			—%			(14.77)%
2021	64			$26.48	$1,708	0.90%			—%			8.84%
2020	56			$24.33	$1,354	1.50%			—%			12.07%
2019	47			$21.71	$1,015	1.29%			—%			25.20%

Putnam VT International Value Fund - Class IB:
2023	68			$14.83	$1,004	1.50%			—%			18.73%
2022	26			$12.49	$320	1.37%			—%			(6.86)%
2021	1			$13.41	$20	0.44%			—%			15.01%
2020 (7)	—			$11.66	$—	—%			—%			15.10%

Putnam VT Large Cap Growth Fund - Class IB:
2023 (12)	1,490	$31.47	to	$29.83	$46,879	—%	—%	to	0.75%	44.49%	to	43.41%
2022	1,432	$21.78	to	$20.80	$31,184	—%	—%	to	0.75%	(30.50)%	to	(31.03)%
2021	1,524	$31.34	to	$30.16	$47,763	—%	—%	to	0.75%	22.66%	to	21.76%
2020	1,687	$25.55	to	$24.77	$43,096	0.04%	—%	to	0.75%	38.71%	to	37.61%
2019	1,814	$18.42	to	$18.00	$33,423	0.13%	—%	to	0.75%	6.78%	to	35.75%

Principal Life Insurance Co
Variable Life Separate Account

Notes to Financial Statements

December 31, 2023

	December 31,					For the year ended December 31, except as noted
Division	Units (000's)	Unit fair value corresponding to lowest to highest expense ratio			Net assets (000's)	Investment income ratio (1)	Expense ratio (2) lowest to highest			Total return (3) corresponding to lowest to highest expense ratio

Putnam VT Large Cap Value Fund - Class IB:
2023	202			$20.37	$4,117	2.32%			—%			15.67%
2022	252			$17.61	$4,438	1.02%			—%			(3.14)%
2021	101			$18.18	$1,831	1.10%			—%			27.31%
2020	91			$14.28	$1,296	1.33%			—%			5.78%
2019	54			$13.50	$729	2.13%			—%			30.43%

Real Estate Securities Account - Class 1:
2023	618	$111.26	to	$81.18	$68,877	1.95%	—%	to	0.75%	13.33%	to	12.48%
2022	694	$98.17	to	$72.17	$68,177	1.25%	—%	to	0.75%	(25.41)%	to	(25.97)%
2021	714	$131.62	to	$97.49	$94,116	1.44%	—%	to	0.75%	40.44%	to	39.39%
2020	708	$93.72	to	$69.94	$66,464	1.96%	—%	to	0.75%	(3.41)%	to	(4.14)%
2019	847	$97.03	to	$72.96	$82,312	1.79%	—%	to	0.75%	(0.88)%	to	30.29%

Rydex VI Basic Materials Fund:
2023	39			$14.36	$567	—%			—%			8.95%
2022	39			$13.18	$511	0.57%			—%			(9.66)%
2021	38			$14.59	$555	0.61%			—%			23.02%
2020	36			$11.86	$421	1.33%			—%			19.68%
2019	37			$9.91	$366	—%			—%			21.45%

Rydex VI Utilities Fund:
2023	0			$13.22	$6	2.59%			—%			(7.16)%
2022	26			$14.24	$374	0.82%			—%			1.06%
2021	18			$14.09	$247	1.66%			—%			14.55%
2020	21			$12.30	$264	—%			—%			(5.17)%
2019	3			$12.97	$34	—%			—%			18.99%

SAM Balanced Portfolio - Class 1:
2023	3,389	$26.48	to	$34.27	$89,804	2.40%	—%	to	0.75%	15.99%	to	15.15%
2022	3,508	$22.83	to	$29.76	$80,150	2.41%	—%	to	0.75%	(16.16)%	to	(16.78)%
2021	3,724	$27.22	to	$35.76	$101,471	1.57%	—%	to	0.75%	13.74%	to	12.88%
2020	3,710	$23.93	to	$31.68	$88,875	2.24%	—%	to	0.75%	11.25%	to	10.46%
2019	3,806	$21.51	to	$28.68	$81,942	2.52%	—%	to	0.75%	3.81%	to	19.10%

Principal Life Insurance Co
Variable Life Separate Account

Notes to Financial Statements

December 31, 2023

	December 31,					For the year ended December 31, except as noted
Division	Units (000's)	Unit fair value corresponding to lowest to highest expense ratio			Net assets (000's)	Investment income ratio (1)	Expense ratio (2) lowest to highest			Total return (3) corresponding to lowest to highest expense ratio

SAM Conservative Balanced Portfolio - Class 1:
2023	2,424	$23.18	to	$26.85	$56,198	2.83%	—%	to	0.75%	11.98%	to	11.13%
2022	2,676	$20.70	to	$24.16	$55,396	2.44%	—%	to	0.75%	(14.46)%	to	(15.11)%
2021	2,626	$24.20	to	$28.46	$63,551	1.84%	—%	to	0.75%	9.70%	to	8.92%
2020	2,557	$22.06	to	$26.13	$56,420	2.39%	—%	to	0.75%	9.59%	to	8.78%
2019	2,643	$20.12	to	$24.02	$53,200	2.92%	—%	to	0.75%	2.86%	to	14.98%

SAM Conservative Growth Portfolio - Class 1:
2023	2,800	$29.02	to	$42.41	$81,303	1.76%	—%	to	0.75%	19.37%	to	18.46%
2022	2,947	$24.31	to	$35.80	$71,710	2.14%	—%	to	0.75%	(17.79)%	to	(18.40)%
2021	2,936	$29.57	to	$43.87	$86,924	1.21%	—%	to	0.75%	17.71%	to	16.86%
2020	3,113	$25.12	to	$37.54	$78,262	1.88%	—%	to	0.75%	12.95%	to	12.09%
2019	3,157	$22.24	to	$33.49	$70,267	1.84%	—%	to	0.75%	4.71%	to	23.12%

SAM Flexible Income Portfolio - Class 1:
2023	1,129	$21.34	to	$22.99	$24,092	3.40%	—%	to	0.75%	9.38%	to	8.55%
2022	1,266	$19.51	to	$21.18	$24,706	2.86%	—%	to	0.75%	(13.10)%	to	(13.76)%
2021	1,309	$22.45	to	$24.56	$29,405	2.37%	—%	to	0.75%	6.85%	to	6.09%
2020	1,238	$21.00	to	$23.15	$26,011	2.74%	—%	to	0.75%	7.25%	to	6.44%
2019	1,279	$19.58	to	$21.75	$25,045	3.50%	—%	to	0.75%	2.03%	to	12.40%

SAM Strategic Growth Portfolio - Class 1:
2023	2,731	$30.83	to	$48.85	$84,245	1.43%	—%	to	0.75%	21.86%	to	20.98%
2022	2,883	$25.30	to	$40.38	$72,989	2.19%	—%	to	0.75%	(18.81)%	to	(19.40)%
2021	2,951	$31.14	to	$50.10	$91,994	0.96%	—%	to	0.75%	19.86%	to	18.97%
2020	2,950	$25.98	to	$42.11	$76,715	1.81%	—%	to	0.75%	15.36%	to	14.52%
2019	3,032	$22.52	to	$36.77	$68,324	1.54%	—%	to	0.75%	5.58%	to	26.49%

Short-Term Income Account - Class 1:
2023	4,991	$14.62	to	$13.05	$72,972	1.77%	—%	to	0.75%	5.56%	to	4.82%
2022	5,022	$13.85	to	$12.45	$69,519	1.13%	—%	to	0.75%	(3.42)%	to	(4.23)%
2021	4,586	$14.34	to	$13.00	$65,759	1.53%	—%	to	0.75%	(0.69)%	to	(1.44)%
2020	5,332	$14.44	to	$13.19	$77,009	2.37%	—%	to	0.75%	3.36%	to	2.57%
2019	4,004	$13.97	to	$12.86	$55,945	2.70%	—%	to	0.75%	0.36%	to	3.96%

Principal Life Insurance Co
Variable Life Separate Account

Notes to Financial Statements

December 31, 2023

	December 31,					For the year ended December 31, except as noted
Division	Units (000's)	Unit fair value corresponding to lowest to highest expense ratio			Net assets (000's)	Investment income ratio (1)	Expense ratio (2) lowest to highest			Total return (3) corresponding to lowest to highest expense ratio

SmallCap Account - Class 1:
2023	1,648	$51.68	to	$39.93	$85,240	0.30%	—%	to	0.75%	15.54%	to	14.68%
2022	1,731	$44.73	to	$34.82	$77,486	0.06%	—%	to	0.75%	(20.64)%	to	(21.22)%
2021	1,823	$56.36	to	$44.20	$102,774	0.31%	—%	to	0.75%	20.12%	to	19.23%
2020	1,910	$46.92	to	$37.07	$89,699	0.51%	—%	to	0.75%	22.19%	to	21.26%
2019	2,177	$38.40	to	$30.57	$83,630	0.33%	—%	to	0.75%	5.67%	to	26.48%

T. Rowe Price Equity Income Portfolio - II:
2023	45			$34.95	$1,561	1.80%			—%			9.32%
2022	57			$31.97	$1,827	1.67%			—%			(3.59)%
2021	48			$33.16	$1,589	1.39%			—%			25.18%
2020	74			$26.49	$1,966	2.12%			—%			0.99%
2019	78			$26.23	$2,054	1.97%			—%			26.05%

T. Rowe Price Health Sciences Portfolio - II:
2023	91			$19.10	$1,745	—%			—%			2.69%
2022	125			$18.60	$2,320	—%			—%			(12.72)%
2021	117			$21.31	$2,499	—%			—%			12.87%
2020	130			$18.88	$2,458	—%			—%			29.23%
2019	101			$14.61	$1,477	—%			—%			28.61%

TOPS® Managed Risk Balanced ETF Portfolio - Class 2:
2023	47	$15.94	to	$14.61	$747	0.28%	—%	to	0.75%	9.03%	to	8.22%
2022	44	$14.62	to	$13.50	$641	18.28%	—%	to	0.75%	(11.87)%	to	(12.51)%
2021	44	$16.59	to	$15.43	$725	1.13%	—%	to	0.75%	8.57%	to	7.75%
2020	41	$15.28	to	$14.32	$633	2.29%	—%	to	0.75%	5.89%	to	5.06%
2019	40	$14.43	to	$13.63	$582	1.71%	—%	to	0.75%	3.07%	to	13.77%

TOPS® Managed Risk Growth ETF Portfolio - Class 2:
2023	65	$17.46	to	$16.01	$1,133	0.48%	—%	to	0.75%	11.14%	to	10.34%
2022	65	$15.71	to	$14.51	$1,028	8.16%	—%	to	0.75%	(13.73)%	to	(14.34)%
2021	64	$18.21	to	$16.94	$1,168	1.05%	—%	to	0.75%	12.55%	to	11.74%
2020	61	$16.18	to	$15.16	$985	2.34%	—%	to	0.75%	5.20%	to	4.41%
2019	92	$15.38	to	$14.52	$1,410	1.87%	—%	to	0.75%	4.84%	to	16.16%

Principal Life Insurance Co
Variable Life Separate Account

Notes to Financial Statements

December 31, 2023

	December 31,					For the year ended December 31, except as noted
Division	Units (000's)	Unit fair value corresponding to lowest to highest expense ratio			Net assets (000's)	Investment income ratio (1)	Expense ratio (2) lowest to highest			Total return (3) corresponding to lowest to highest expense ratio

TOPS® Managed Risk Moderate Growth ETF Portfolio - Class 2:
2023	59	$17.22	to	$15.78	$1,020	0.41%	—%	to	0.75%	10.31%	to	9.51%
2022	55	$15.61	to	$14.41	$851	15.73%	—%	to	0.75%	(13.33)%	to	(14.02)%
2021	50	$18.01	to	$16.76	$898	1.15%	—%	to	0.75%	11.04%	to	10.26%
2020	48	$16.22	to	$15.20	$783	2.36%	—%	to	0.75%	5.94%	to	5.12%
2019	55	$15.31	to	$14.46	$848	2.20%	—%	to	0.75%	3.87%	to	15.40%

VanEck VIP Trust Global Resources Fund - Class S Shares:
2023	206	$8.27	to	$7.53	$1,704	2.60%	—%	to	0.75%	(3.84)%	to	(4.56)%
2022	224	$8.60	to	$7.89	$1,925	1.62%	—%	to	0.75%	8.04%	to	7.35%
2021	167	$7.96	to	$7.35	$1,327	0.32%	—%	to	0.75%	18.63%	to	17.79%
2020	147	$6.71	to	$6.24	$988	0.75%	—%	to	0.75%	18.97%	to	17.96%
2019	118	$5.64	to	$5.29	$667	—%	—%	to	0.75%	8.25%	to	10.67%

VanEck VIP Trust Global Resources Fund - Initial Class Shares:
2023	891			$9.91	$8,832	2.45%			—%			(3.60)%
2022	1,003			$10.28	$10,315	1.62%			—%			8.32%
2021	911			$9.49	$8,646	0.43%			—%			18.92%
2020	794			$7.98	$6,332	0.92%			—%			19.10%
2019	751			$6.70	$5,029	—%			—%			11.85%

Vanguard VIF Balanced Portfolio:
2023	689			$51.35	$35,390	2.11%			—%			14.31%
2022	762			$44.92	$34,210	2.04%			—%			(14.29)%
2021	894			$52.41	$46,850	1.77%			—%			19.01%
2020	956			$44.04	$42,114	2.83%			—%			10.68%
2019	1,015			$39.79	$40,373	2.91%			—%			22.47%

Vanguard VIF Equity Income Portfolio:
2023 (13)	161			$11.49	$1,851	—%			—%			10.59%

Vanguard VIF Equity Index Portfolio:
2023	3,467			$64.27	$222,833	1.40%			—%			26.12%
2022	3,555			$50.96	$181,152	1.32%			—%			(18.24)%
2021	3,554			$62.33	$221,518	1.25%			—%			28.57%
2020	3,589			$48.48	$173,986	1.74%			—%			18.19%
2019	3,828			$41.02	$157,005	1.95%			—%			31.31%

Principal Life Insurance Co
Variable Life Separate Account

Notes to Financial Statements

December 31, 2023

	December 31,					For the year ended December 31, except as noted
Division	Units (000's)	Unit fair value corresponding to lowest to highest expense ratio			Net assets (000's)	Investment income ratio (1)	Expense ratio (2) lowest to highest			Total return (3) corresponding to lowest to highest expense ratio

Vanguard VIF Global Bond Index Portfolio:
2023	341			$9.32	$3,183	1.88%			—%			6.51%
2022	335			$8.75	$2,932	1.08%			—%			(13.11)%
2021	90			$10.07	$908	2.02%			—%			(1.85)%
2020 (7)	—			$10.26	$5	—%			—%			2.40%

Vanguard VIF International Portfolio:
2023 (14)	127			$7.99	$1,014	—%			—%			14.63%

Vanguard VIF Mid-Cap Index Portfolio:
2023	2,042			$66.9	$136,591	1.48%			—%			15.84%
2022	2,254			$57.75	$130,179	1.12%			—%			(18.82)%
2021	2,092			$71.14	$148,852	1.06%			—%			24.35%
2020	1,963			$57.21	$112,287	1.52%			—%			18.08%
2019	2,093			$48.45	$101,400	1.41%			—%			30.88%

Wanger International:
2023	178	$13.40	to	$12.56	$2,388	0.32%	—%	to	0.75%	16.93%	to	16.08%
2022	176	$11.46	to	$10.82	$2,013	0.89%	—%	to	0.75%	(33.83)%	to	(34.34)%
2021	162	$17.32	to	$16.48	$2,807	0.58%	—%	to	0.75%	18.87%	to	17.97%
2020	160	$14.57	to	$13.97	$2,327	2.10%	—%	to	0.75%	14.36%	to	13.48%
2019	161	$12.74	to	$12.31	$2,053	0.86%	—%	to	0.75%	8.43%	to	29.04%

(1)These amounts represent the dividends, excluding distributions of capital gains, received by the division from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the division is affected by the timing of the declaration of dividends by the underlying fund in which the divisions invest. These ratios are annualized for periods less than one year.
(2)These ratios represent the annualized contract expenses of the divisions, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contractholder accounts through the redemption of units and expenses of the underlying fund are excluded.
(3)These amounts represent the total return for the years indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the variable account. For purposes of the total return calculation the beginning unit value is typically equal to an investment option with a similar expense structure and if no such similar investment option exists, a beginning unit value of ten would typically be used. The total return is calculated for the year indicated or from the effective date through the end of the reporting period. Total returns have not been annualized for periods less than one year. These percentages represent the range of total returns available as of the report date and correspond with the expense ratio lowest to highest.

Principal Life Insurance Co
Variable Life Separate Account

Notes to Financial Statements

December 31, 2023
(4)Commenced operations April 29, 2019. Investment income ratios have been annualized for the year ended December 31, 2019.
(5)Commenced operations June 7, 2019. Investment income ratios have been annualized for the year ended December 31, 2019.
(6)Commenced operations April 30, 2020. Investment income ratios have been annualized for the year ended December 31, 2020.
(7)Commenced operations June 8, 2020. Investment income ratios have been annualized for the year ended December 31, 2020.
(8)Available to policyholders on June 6, 2022. Investment income ratios have been annualized for the year ended December 31, 2022.
(9)Available to policyholders on April 28, 2023. Investment income ratios have been annualized for the year ended December 31, 2023.
(10)Represented the operations of AllianceBernstein Small/Mid Cap Value Class A Division until June 3, 2023.
(11)Represented the operations of Allspring VT Omega Growth Class 2 Division until June 3, 2023.
(12)Represented the operations of Putnam VT Growth Opportunities Class IB Division until June 3, 2023.
(13)Available to policyholders on June 5, 2023. Investment income ratios have been annualized for the year ended December 31, 2023.
(14)Available to policyholders on June 6, 2022. Fund did not have activity until 2023.

7. Subsequent Events

    The Separate Account performed an evaluation of subsequent events through April 10, 2024, and determined no items required recognition or disclosure.

APPENDIX B - Principal Life Insurance Company Financials

Report of Independent Registered Public Accounting Firm

The Board of Directors and Stockholder of
Principal Life Insurance Company

Opinion on the Financial Statements

We have audited the accompanying consolidated statements of financial position of Principal Life Insurance Company (the Company) as of December 31, 2023 and 2022, the related consolidated statements of operations, comprehensive income, stockholder’s equity, and cash flows for each of the three years in the period ended December 31, 2023, and the related notes and schedules (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Company at December 31, 2023 and 2022, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2023, in conformity with U.S. generally accepted accounting principles.

Adoption of ASU No. 2018-12

As discussed in Note 1 to the consolidated financial statements, the Company changed its method of accounting for long-duration contracts in each of the three years in the period ended December 31, 2023 due to the adoption of ASU No. 2018-12, Financial Services – Insurance (Topic 944), Targeted Improvements to the Accounting for Long-Duration Contracts.

Basis for Opinion

These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Company’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB and in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

Critical Audit Matters

The critical audit matters communicated below are matters arising from the current period audit of the financial statements that were communicated or required to be communicated to the audit committee and that: (1) relate to accounts or disclosures that are material to the financial statements and (2) involved our especially challenging, subjective or complex judgments. The communication of critical audit matters does not alter in any way our opinion on the consolidated financial statements, taken as a whole, and we are not, by communicating the critical audit matters below, providing separate opinions on the critical audit matters or on the accounts or disclosures to which they relate.

Valuation of investments in securities
Description of the Matter
A subset of the Company’s $63.2 billion fixed-income securities portfolio exhibits higher estimation uncertainty when determining fair value. The fixed-income securities, which include bonds, asset-backed securities, redeemable preferred stock and certain non-redeemable preferred securities, are classified as either available-for-sale or trading and, accordingly, are carried at fair value in the consolidated statements of financial position. As discussed in Note 19 of the consolidated financial statements, for certain securities the Company obtains prices from third party pricing vendors, a subset of which exhibit higher estimation uncertainty given the characteristics of the security. In addition, the Company uses a matrix priced internal model to develop the fair value for a subset of corporate bonds. The fair value is developed using a risk spread which creates higher estimation uncertainty.

Auditing the fair value of the securities that exhibit higher estimation uncertainty was especially challenging because determining the fair value is complex and highly judgmental and involves using inputs and assumptions that are not directly observable in the market.

How We Addressed the Matter in Our Audit
We obtained an understanding, evaluated the design and tested the operating effectiveness of controls over management’s valuation process for the fixed income securities portfolio that exhibits higher estimation uncertainty. This included, among others, testing the review and approval process that management has in place over validating the fair value from third party pricing sources and the assumptions used in determining the fair value for matrix priced securities.

To test the fair value calculation, we utilized the support of our valuation specialists which included, among others, independently calculating a reasonable range of fair values for a sample of securities by using a cash flow model and cash flow and yield assumptions based on independently obtained information or available transaction data for similar securities. We compared these ranges to management’s estimates of fair value for the selected securities.

Liability for future policy benefits and claims
Description of the Matter
At December 31, 2023, future policy benefits and claims related to traditional and limited payment long-duration contracts totaled $42.5 billion.

The future policy benefits liability related to these products is based on estimates of how much the Company will need to pay for future benefits and the amount of fees to be collected from policyholders for these policy features. As described in Note 11, there is uncertainty inherent in estimating this liability because there is a significant amount of management judgment involved in developing certain assumptions that impact the liability balance, which include mortality rates, and lapse termination rates.

Auditing the valuation of future policy benefits liabilities related to these products was complex and required the involvement of our actuarial specialist due to the high degree of judgment used by management in setting the assumptions used in the estimate of the future policy benefits liability related to these products.

How We Addressed the Matter in Our Audit
We obtained an understanding, evaluated the design and tested the operating effectiveness of controls over the future policy benefits liability estimation processes, including among others, controls related to the review and approval processes that management has in place for the assumptions used in the valuation of the future policy benefits liability. This included testing controls related to management’s evaluation of the need to update assumptions based on the comparison of actual company experience to previous assumptions.

We involved actuarial specialists to assist with our audit procedures which included, among others, an evaluation of the methodology applied by management with those methods used in prior periods. To assess the significant assumptions used by management, we compared the significant assumptions noted above to historical experience, industry data or management’s estimates of prospective changes in these assumptions. In addition, we performed an independent recalculation of cash flows related to the future policy benefit reserves for a sample of cohorts or contracts which we compared to the actuarial model used by management.

/s/ Ernst & Young LLP
Des Moines, Iowa
March 28, 2024

Principal Life Insurance Company
Consolidated Statements of Financial Position
	December 31,
	2023	2022
		(As recast)
	(in millions)
Assets
Fixed maturities, available-for-sale	$62,530.2	$59,631.3
Fixed maturities, trading (2023 and 2022 include $45.2 million and $0.0 million related to consolidated
variable interest entities)	715.3	634.0
Equity securities	43.0	53.1
Mortgage loans (2023 and 2022 include $871.9 million and $1,179.7 million related to consolidated
variable interest entities)	19,221.2	19,722.4
Real estate (2023 and 2022 include $779.1 million and $649.0 million related to consolidated variable
interest entities)	2,343.5	2,237.4
Policy loans	793.2	770.2
Other investments (2023 and 2022 include $182.1 million and $18.6 million related to consolidated variable
interest entities and $163.2 million and $0.0 million measured at fair value under the fair value option)	4,118.8	3,261.3
Total investments	89,765.2	86,309.7
Cash and cash equivalents (2023 and 2022 include $64.9 million and $14.2 million related to consolidated
variable interest entities)	3,638.0	3,329.3
Accrued investment income	774.0	728.5
Reinsurance recoverable and deposit receivable	24,424.7	21,442.3
Premiums due and other receivables	4,076.9	3,846.4
Deferred acquisition costs	3,926.5	3,939.2
Market risk benefit asset	153.4	109.2
Property and equipment	780.1	831.8
Goodwill	48.3	48.3
Other intangibles	10.6	11.6
Separate account assets	131,641.7	120,279.6
Other assets	530.7	727.0
Total assets	$259,770.1	$241,602.9

Liabilities
Contractholder funds	$41,362.9	$42,317.3
Future policy benefits and claims	42,488.0	38,279.4
Market risk benefit liability	111.9	181.4
Other policyholder funds	909.5	867.0
Long-term debt	3.0	67.8
Deferred income taxes	1,541.0	1,296.9
Separate account liabilities	131,641.7	120,279.6
Funds withheld payable	23,744.9	20,436.1
Other liabilities (2023 and 2022 include $83.9 million and $83.8 million related to consolidated variable
interest entities)	9,843.6	10,207.0
Total liabilities	251,646.5	233,932.5

Stockholder's equity
Common stock, par value $1.00 per share; 5,000,000 shares authorized; 2,500,000 shares issued
and outstanding (wholly owned indirectly by Principal Financial Group, Inc.)	2.5	2.5
Additional paid-in capital	6,320.0	6,331.1
Retained earnings	4,922.0	5,907.7
Accumulated other comprehensive loss	(3,128.7)	(4,574.7)
Total stockholder's equity attributable to Principal Life Insurance Company	8,115.8	7,666.6
Noncontrolling interest	7.8	3.8
Total stockholder's equity	8,123.6	7,670.4
Total liabilities and stockholder's equity	$259,770.1	$241,602.9

See accompanying notes.

Principal Life Insurance Company
Consolidated Statements of Operations

	For the year ended December 31,
	2023	2022	2021
		(As recast)	(As recast)
	(in millions)
Revenues
Premiums and other considerations	$6,396.7	$5,264.3	$4,714.0
Fees and other revenues	2,204.7	2,168.1	2,708.2
Net investment income	3,285.5	2,852.4	3,633.7
Net realized capital gains (losses) (1)	(154.7)	83.3	112.1
Net realized capital gains on funds withheld assets (1)	161.8	749.4	—
Change in fair value of funds withheld embedded derivative	(1,326.7)	3,652.8	—
Total revenues	10,567.3	14,770.3	11,168.0
Expenses
Benefits, claims and settlement expenses	7,226.2	5,882.7	6,617.5
Liability for future policy benefits remeasurement (gain) loss	(52.5)	(259.8)	0.4
Market risk benefit remeasurement loss	33.7	131.2	114.1
Dividends to policyholders	89.2	94.8	94.8
Operating expenses	3,121.5	3,135.9	2,828.5
Total expenses	10,418.1	8,984.8	9,655.3
Income before income taxes	149.2	5,785.5	1,512.7
Income taxes (benefits)	(87.4)	1,106.0	196.6
Net income	236.6	4,679.5	1,316.1
Net income attributable to noncontrolling interest	19.6	62.2	24.3
Net income attributable to Principal Life Insurance Company	$217.0	$4,617.3	$1,291.8

(1) Includes realized and unrealized gains (losses). See Note 5, Investments, for further details.

See accompanying notes.

Principal Life Insurance Company
Consolidated Statements of Comprehensive Income

	For the year ended December 31,
	2023	2022	2021
		(As recast)	(As recast)
	(in millions)
Net income	$236.6	$4,679.5	$1,316.1
Other comprehensive income (loss), net:
Net unrealized gains (losses) on available-for-sale securities	1,909.3	(9,751.4)	(1,607.2)
Net unrealized gains (losses) on derivative instruments	(41.8)	(23.1)	33.5
Liability for future policy benefits discount rate remeasurement gain (loss)	(392.2)	4,973.4	1,640.1
Market risk benefit nonperformance risk gain (loss)	(31.1)	111.5	(2.2)
Net unrecognized postretirement benefit obligation	1.8	(2.0)	1.5
Other comprehensive income (loss)	1,446.0	(4,691.6)	65.7
Comprehensive income (loss)	1,682.6	(12.1)	1,381.8
Comprehensive income attributable to noncontrolling interest	19.6	62.2	24.3
Comprehensive income (loss) attributable to Principal Life Insurance Company	$1,663.0	$(74.3)	$1,357.5

See accompanying notes.

Principal Life Insurance Company
Consolidated Statements of Stockholder's Equity

				Accumulated
		Additional		other		Total
	Common	paid-in	Retained	comprehensive	Noncontrolling	stockholder's
	stock	capital	earnings	income (loss)	interest	equity
	(in millions)
Balances as of January 1, 2021	$2.5	$6,344.2	$2,799.7	$3,986.9	$15.2	$13,148.5
Capital distributions to parent	—	(16.3)	—	—	—	(16.3)
Stock-based compensation	—	27.6	(2.4)	—	—	25.2
Dividends to parent	—	—	(1,250.0)	—	—	(1,250.0)
Distributions to noncontrolling interest	—	—	—	—	(27.4)	(27.4)
Contributions from noncontrolling interest	—	—	—	—	7.4	7.4
Purchase of subsidiary shares from noncontrolling
interest	—	(14.9)	—	—	(1.7)	(16.6)
Net liabilities transferred to affiliate due to change
in benefit plan sponsorship	—	0.3	—	2.0	—	2.3
Effects of implementation of accounting change
related to long-duration insurance contracts, net	—	—	(120.9)	(4,052.1)	—	(4,173.0)
Net income	—	—	1,291.8	—	24.3	1,316.1
Other comprehensive income	—	—	—	65.7	—	65.7
Balances as of December 31, 2021 (As recast)	2.5	6,340.9	2,718.2	2.5	17.8	9,081.9
Capital distributions to parent	—	(30.3)	—	—	—	(30.3)
Stock-based compensation	—	24.8	(2.8)	—	—	22.0
Dividends to parent	—	—	(1,425.0)	—	—	(1,425.0)
Distributions to noncontrolling interest	—	—	—	—	(81.1)	(81.1)
Contributions from noncontrolling interest	—	—	—	—	7.3	7.3
Purchase of subsidiary shares from noncontrolling
interest	—	(4.3)	—	—	(2.4)	(6.7)
Adjustment for reinsurance	—	—	—	114.4	—	114.4
Net income	—	—	4,617.3	—	62.2	4,679.5
Other comprehensive loss	—	—	—	(4,691.6)	—	(4,691.6)
Balances as of December 31, 2022 (As recast)	2.5	6,331.1	5,907.7	(4,574.7)	3.8	7,670.4
Capital distributions to parent	—	(39.0)	—	—	—	(39.0)
Stock-based compensation	—	27.9	(2.7)	—	—	25.2
Dividends to parent	—	—	(1,200.0)	—	—	(1,200.0)
Distributions to noncontrolling interest	—	—	—	—	(23.2)	(23.2)
Contributions from noncontrolling interest	—	—	—	—	7.6	7.6
Net income	—	—	217.0	—	19.6	236.6
Other comprehensive income	—	—	—	1,446.0	—	1,446.0
Balances as of December 31, 2023	$2.5	$6,320.0	$4,922.0	$(3,128.7)	$7.8	$8,123.6

See accompanying notes.

Principal Life Insurance Company
Consolidated Statements of Cash Flows

	For the year ended December 31,
	2023	2022	2021
		(As recast)	(As recast)
	(in millions)
Operating activities
Net income	$236.6	$4,679.5	$1,316.1
Adjustments to reconcile net income to net cash provided by operating activities:
Net realized capital (gains) losses	154.7	(83.3)	(112.1)
Net realized capital gains on funds withheld assets	(161.8)	(749.4)	—
Change in fair value of funds withheld embedded derivative	1,326.7	(3,652.8)	—
Depreciation and amortization expense	151.2	175.1	149.5
Amortization of deferred acquisition costs and contract costs	396.3	393.3	379.5
Additions to deferred acquisition costs and contract costs	(384.9)	(393.2)	(471.9)
Amortization of reinsurance loss	20.4	19.3	23.0
Market risk benefit remeasurement loss	33.7	131.2	114.1
Stock-based compensation	25.1	22.1	25.2
Income from equity method investments, net of dividends received	(27.5)	(42.9)	(54.2)
Changes in:
Accrued investment income	(45.5)	(50.1)	9.3
Net cash flows for trading securities and equity securities with operating intent	(60.0)	(389.0)	(7.9)
Premiums due and other receivables	(205.8)	(3,259.3)	7.3
Contractholder and policyholder liabilities and dividends	3,513.3	2,071.0	1,798.1
Current and deferred income taxes (benefits)	(191.2)	893.6	125.1
Real estate acquired through operating activities	(130.8)	(164.4)	(73.7)
Real estate sold through operating activities	164.8	—	1.4
Funds withheld, net of reinsurance recoverable and deposit receivable	(338.3)	2,904.5	(130.4)
Other assets and liabilities	176.1	417.2	18.2
Other	255.9	548.4	428.2
Net adjustments	4,672.4	(1,208.7)	2,228.7
Net cash provided by operating activities	4,909.0	3,470.8	3,544.8
Investing activities
Fixed maturities available-for-sale and equity securities with intent to hold:
Purchases	(10,704.4)	(18,288.2)	(15,068.4)
Sales	4,871.3	12,685.1	1,701.7
Maturities	4,957.2	6,566.9	10,475.1
Mortgage loans acquired or originated	(1,998.7)	(3,633.2)	(5,016.8)
Mortgage loans sold or repaid	2,011.4	2,513.2	2,626.6
Real estate acquired	(187.5)	(245.2)	(281.4)
Real estate sold	130.8	373.9	133.7
Net purchases of property and equipment	(41.1)	(68.4)	(91.9)
Net change in other investments	(781.8)	(218.1)	(149.4)
Net cash used in investing activities	(1,742.8)	(314.0)	(5,670.8)
Financing activities
Payments for financing element derivatives	(42.1)	(50.6)	(39.9)
Purchase of subsidiary shares from noncontrolling interest	—	(6.7)	(16.6)
Dividends paid to parent	(1,200.0)	(1,425.0)	(1,250.0)
Distributions to parent	(39.0)	(30.3)	(16.3)
Issuance of long-term debt	—	15.4	—
Principal repayments of long-term debt	(64.0)	(2.1)	(1.8)
Investment contract deposits	8,152.2	6,881.3	8,868.3
Investment contract withdrawals	(9,326.3)	(7,524.6)	(8,760.5)
Net increase (decrease) in banking operation deposits	(338.6)	1,086.3	2,922.9
Other	0.3	0.2	—
Net cash provided by (used in) financing activities	(2,857.5)	(1,056.1)	1,706.1
Net increase (decrease) in cash and cash equivalents	308.7	2,100.7	(419.9)
Cash and cash equivalents at beginning of period	3,329.3	1,228.6	1,648.5
Cash and cash equivalents at end of period	$3,638.0	$3,329.3	$1,228.6

Supplemental information:
Cash paid for interest	$1.3	$2.6	$2.2
Cash paid for income taxes	63.4	43.5	46.3

Principal Life Insurance Company
Consolidated Statements of Cash Flows – continued

	For the year ended December 31,
	2023	2022	2021
		(As recast)	(As recast)
	(in millions)
Supplemental disclosure of non-cash activities:
Asset changes resulting from deconsolidation of residential whole loan securitizations:
Decrease in mortgage loans	$(389.7)	$(220.7)	$—
Increase in fixed maturities, available-for-sale	286.2	167.6	—
Increase in fixed maturities, trading	10.8	—	—
Assets transferred in kind for settlement to reinsurer	—	(428.5)	—
Changes from re-designation of other postretirement employee benefits ("OPEB") plan assets to cover non-retiree benefits:
Increases in equity securities re-designated from funded status of OPEB plan	—	—	548.1
Increases in other investments re-designated from funded status of OPEB plan	—	—	117.5
Decrease in tax receivable re-designated from funded status of OPEB plan	—	—	(9.1)
Decrease in accumulated other comprehensive income ("AOCI") due to reclassifying
excess assets out of funded status of OPEB plan	—	—	9.1
Decrease in other assets due to reclassifying excess assets out of funded status of OPEB plan	—	—	(665.6)
Assets received in kind from pension risk transfer transactions	—	—	109.5

See accompanying notes.

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2023

1. Nature of Operations and Significant Accounting Policies

Description of Business

Principal Life Insurance Company (“PLIC”) along with its consolidated subsidiaries is a diversified financial services organization offering businesses, individuals and institutional clients a wide range of financial products and services, including retirement and insurance in the U.S. We are a direct wholly owned subsidiary of Principal Financial Services, Inc. (“PFS”), which in turn is a direct wholly owned subsidiary of Principal Financial Group, Inc. (“PFG”).

Basis of Presentation

The accompanying consolidated financial statements include the accounts of PLIC and all other entities in which we directly or indirectly have a controlling financial interest as well as those variable interest entities (“VIEs”) in which we are the primary beneficiary. The consolidated financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). All significant intercompany accounts and transactions have been eliminated.

Uncertainties may impact our business, results of operations, financial condition and liquidity. See “Use of Estimates in the Preparation of Financial Statements” for additional details. Our estimates and assumptions could change in the future. Our results of operations and financial condition may also be impacted by other uncertainties including evolving regulatory, legislative and standard-setter accounting interpretations and guidance.

On January 1, 2023, we adopted the guidance commonly referred to as long-duration targeted improvements (“LDTI”), which updates certain requirements in the accounting for long-duration insurance and annuity contracts. The guidance was applied as of the January 1, 2021, transition date. As such, results for 2022 and 2021 have been recast and are also presented under the new LDTI guidance.

Certain reclassifications have been made to prior periods relating to the presentation of our loss adjustment expense (“LAE”) liability and the change in that liability to conform to the current presentation. See Note 11, Future Policy Benefits and Claims. The LAE liability was previously reported in other liabilities in the consolidated statements of financial position and the change in the liability was previously reported in operating expenses in the consolidated statements of operations. The LAE liability is now reported in future policy benefits and claims in the consolidated statements of financial position and the change in the liability is now reported in benefits, claims and settlement expenses in the consolidated statements of operations.

During the fourth quarter of 2023, we closed a coinsurance with funds withheld reinsurance transaction with Principal Financial Services (Bermuda) Ltd. (“PFS Bermuda”), an affiliated Class C reinsurer that is a Bermuda exempted company limited by shares, pursuant to which we ceded certain of our term life and pension risk transfer (“PRT”) blocks of business (the “PFS Bermuda Reinsurance Transaction”). During the second quarter of 2022, we closed a coinsurance with funds withheld reinsurance transaction with Talcott Life &Annuity Re, Ltd. (“Talcott Life & Annuity Re”), a limited liability company organized under the laws of the Cayman Islands and an affiliate of Talcott Resolution Life, Inc., a subsidiary of Sixth Street, pursuant to which we ceded our in-force U.S. retail fixed annuity and universal life insurance with secondary guarantee (“ULSG”) blocks of business (the “Talcott Reinsurance Transaction”). The economics of the Talcott Reinsurance Transaction were effective as of January 1, 2022. See Note 13, Reinsurance, for further details. Collectively, these reinsurance transactions are referred to as the “Reinsurance Transactions.”

We evaluated subsequent events through March 28, 2024, which was the date our consolidated financial statements were issued.

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2023

Consolidation

We have relationships with various special purpose entities and other legal entities that must be evaluated to determine if the entities meet the criteria of a VIE or a voting interest entity (“VOE”). This assessment is performed by reviewing contractual, ownership and other rights, including involvement of related parties, and requires use of judgment. First, we determine if we hold a variable interest in an entity by assessing if we have the right to receive expected losses and expected residual returns of the entity. If we hold a variable interest, then the entity is assessed to determine if it is a VIE. An entity is a VIE if the equity at risk is not sufficient to support its activities, if the equity holders lack a controlling financial interest or if the entity is structured with non-substantive voting rights. In addition to the previous criteria, if the entity is a limited partnership or similar entity, it is a VIE if the limited partners do not have the power to direct the entity’s most significant activities through substantive kick-out rights or participating rights. A VIE is evaluated to determine the primary beneficiary. The primary beneficiary of a VIE is the enterprise with (1) the power to direct the activities of a VIE that most significantly impact the entity's economic performance and (2) the obligation to absorb losses of the entity or the right to receive benefits from the entity that could potentially be significant to the VIE. When we are the primary beneficiary, we are required to consolidate the entity in our financial statements. We reassess our involvement with VIEs on a quarterly basis. For further information about VIEs, refer to Note 4, Variable Interest Entities.

If an entity is not a VIE, it is considered a VOE. VOEs are generally consolidated if we own a greater than 50% voting interest. If we determine our involvement in an entity no longer meets the requirements for consolidation under either the VIE or VOE models, the entity is deconsolidated. Entities in which we have management influence over the operating and financing decisions but are not required to consolidate, other than investments accounted for at fair value under the fair value option, are reported using the equity method.

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2023

Recent Accounting Pronouncements

Description	Date of adoption	Effect on our consolidated financial statements or other significant matters
Standards not yet adopted:
Improvements to reportable segments disclosures
This authoritative guidance enhances the disclosures about a public entity’s reportable segments and addresses requests from investors for additional, more detailed information about a reportable segment’s expenses.
	January 1, 2025	We are currently evaluating the impact this guidance will have on our consolidated financial statements.
Improvements to income tax disclosures This authoritative guidance provides improvements to income tax disclosures primarily related to the rate reconciliation and income taxes paid information.	January 1, 2025	We are currently evaluating the impact this guidance will have on our consolidated financial statements.
Standards adopted:
Targeted improvements to the accounting for long-duration insurance contracts
This authoritative guidance updated certain requirements in the accounting for long-duration insurance and annuity contracts.

1.The assumptions used to calculate the liability for future policy benefits on traditional and limited-payment contracts are reviewed and updated periodically. Cash flow assumptions are reviewed at least annually and updated when necessary with the impact recognized in net income. Discount rate assumptions are prescribed as the current upper-medium grade (low credit risk) fixed income instrument yield and are updated quarterly with the impact recognized in other comprehensive income (“OCI”).
2.MRBs, which are contracts or contract features that provide protection to the policyholder from capital market risk and expose us to other-than-nominal capital market risk, are measured at fair value. The periodic change in fair value is recognized in net income with the exception of the periodic change in fair value related to our own nonperformance risk, which is recognized in OCI.
January 1, 2023
We created a governance framework and a plan to support implementation of the standard. Our implementation and evaluation process included, but was not limited to the following:
•identifying and documenting contracts and contract features in scope of the guidance;
•identifying the actuarial models, systems and processes to be updated;
•evaluating and selecting our systems solutions for implementing the new guidance;
•building models and evaluating preliminary output as models were developed;
•evaluating and finalizing our key accounting policies;
•assessing the impact to our chart of accounts;

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2023

Description	Date of adoption	Effect on our consolidated financial statements or other significant matters
3.Deferred acquisition costs (“DAC”) and other actuarial balances for all insurance and annuity contracts are amortized on a constant basis over the expected term of the related contracts.
4.Additional disclosures are required, including disaggregated rollforwards of significant insurance liabilities and other account balances as well as disclosures about significant inputs, judgments, assumptions and methods used in measurement.

The guidance for the liability for future policy benefits for traditional and limited-payment contracts and DAC was applied on a modified retrospective basis; that is, to contracts in force as of the beginning of the earliest period presented (January 1, 2021, also referred to as the transition date) based on their existing carrying amounts. An entity could elect to apply the changes retrospectively. The guidance for market risk benefits was applied retrospectively.

•developing format and content of new disclosures;
•conducting financial dry runs using model output and updated chart of accounts;
•evaluating transition requirements and impacts and
•establishing and documenting appropriate internal controls.

This guidance changed how we account for many of our insurance and annuity products.

The guidance did not have a material impact on our consolidated statements of operations. Further details about transition impacts of the guidance are included under the caption “Adoption of Targeted Improvements to the Accounting for Long-Duration Insurance Contracts Guidance.”

The additional disclosure requirements can be found in the following notes:
•Note 8, Deferred Acquisition Costs and Other Actuarial Balances
•Note 9, Separate Account Balances
•Note 10, Contractholder Funds
•Note 11, Future Policy Benefits and Claims
•Note 12, Market Risk Benefits

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2023

Description	Date of adoption	Effect on our consolidated financial statements or other significant matters
Troubled debt restructurings and vintage disclosures
This authoritative guidance eliminated the accounting requirements for Troubled Debt Restructurings (“TDRs”) by creditors and enhanced the disclosure requirements for certain loan refinancing and restructuring by creditors when a borrower is experiencing financial difficulty. The update required entities to disclose current-period gross write-offs by year of origination for financing receivables and net investments in leases. The amendments in this update were applied prospectively, except for the transition method related to the recognition and measurement of troubled debt restructurings, for which an entity had the option to apply a modified retrospective transition method. Early adoption was permitted.
	January 1, 2023	This guidance did not have a material impact on our consolidated financial statements.
Targeted improvements to accounting for hedging activities – portfolio layer method
This authoritative guidance is intended to further align the economics of a company’s risk management activities in its financial statements with hedge accounting requirements. The guidance expanded the current single-layer method to allow multiple hedge layers of a single closed portfolio. Non-prepayable assets can also be included in the same portfolio. This guidance also clarified the current guidance on accounting for fair value basis adjustments applicable to both a single hedged layer and multiple hedged layers. Upon adoption, the application of these hedge strategies was applied prospectively. Early adoption was permitted.
	January 1, 2023	This guidance did not have a material impact on our consolidated financial statements.
Simplifying the accounting for income taxes
This authoritative guidance simplifies the accounting for income taxes by removing certain exceptions, including exceptions related to the incremental approach for intraperiod tax allocation, calculating income taxes in an interim period and the recognition of deferred tax liabilities for outside basis differences. Also, the guidance clarifies the accounting for franchise taxes, transactions that result in a step-up in the tax basis of goodwill and enacted changes in tax laws or rates. It specifies that an entity is not required to allocate the consolidated amount of current and deferred tax expense to a legal entity that is not subject to tax in its separate financial statements, although an entity may elect to do so. The guidance was applied based on varying transition methods defined by amendment. Early adoption was permitted.
	January 1, 2021	This guidance did not have a material impact on our consolidated financial statements.

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2023

Description	Date of adoption	Effect on our consolidated financial statements or other significant matters
Facilitation of the effects of reference rate reform on financial reporting
This authoritative guidance provided optional expedients and exceptions for contracts and hedging relationships affected by reference rate reform. An entity could elect not to apply certain modification accounting requirements to contracts affected by reference rate reform and instead account for the modified contract as a continuation of the existing contract. Also, an entity could apply optional expedients to continue hedge accounting for hedging relationships in which the critical terms changed due to reference rate reform. This guidance eased the financial reporting impacts of reference rate reform on contracts and hedging relationships and was effective until December 31, 2022. A subsequent amendment issued in December 2022 extended the relief date from December 31, 2022, to December 31, 2024, and was effective upon issuance.
	March 12, 2020	We adopted the guidance upon issuance prospectively and elected the applicable optional expedients and exceptions for contracts and hedging relationships impacted by reference rate reform through December 31, 2024. The guidance did not have an impact on our consolidated financial statements upon adoption.

When we adopt new accounting standards, we have a process in place to perform a thorough review of the pronouncement, identify the financial statement and system impacts and create an implementation plan among our impacted business units to ensure we are compliant with the pronouncement on the date of adoption. This includes having effective processes and controls in place to support the reported amounts. Each of the standards listed above is in varying stages in our implementation process based on its issuance and adoption dates. We are on track to implement guidance by the respective effective dates.

Adoption of Targeted Improvements to the Accounting for Long-Duration Insurance Contracts Guidance
As mentioned above, we adopted LDTI on January 1, 2023.

For traditional and limited-payment long-duration contracts, we review and update, if necessary, assumptions used to measure cash flows for the liability for future policy benefits during the third quarter of each year, or more frequently if evidence suggests assumptions should be revised. The change in our liability estimate as a result of updating cash flow assumptions is recognized in net income. Actual cash flows are grouped into issue-year cohorts for the liability calculation and updated quarterly. Cohorts are used as the unit of account for liability measurement. Discount rate assumptions are prescribed as the current upper-medium grade (low-credit-risk) fixed-income instrument yield. The discount rate is updated quarterly at each reporting date with the impact recognized in OCI. The provision for risk of adverse deviation is eliminated, as is premium deficiency, or loss recognition, testing. We also removed unrealized gain (loss) adjustments, previously recorded in AOCI, attributable to the impact of unrealized gains and losses on premium deficiency testing.

Under LDTI, market risk benefits ("MRBs"), which are contracts or contract features that provide protection to the policyholder from capital market risk and expose us to other-than-nominal capital market risk, are measured at fair value. The periodic change in fair value is recognized in net income with the exception of the periodic change in fair value related to our own nonperformance risk, which is recognized in OCI. Certain contract features previously accounted for as an embedded derivative or as an additional liability for annuitization benefits or death or other insurance benefits are recorded as MRBs under LDTI.

LDTI simplified the amortization of DAC and other actuarial balances such as the unearned revenue liability and sales inducement asset for long-duration contracts. These balances were previously amortized in proportion to premiums, estimated gross profits, estimated gross margins or estimated gross revenues; however, these balances are now amortized on a constant level basis over the expected life of the related contracts. Impairment testing is no longer applicable for DAC. We also removed unrealized gain (loss) adjustments, previously recorded in AOCI, as the LDTI amortization is not impacted by investment gains and losses.

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2023

LDTI also requires disaggregated rollforwards for the liability for future policy benefits, additional liability for certain benefit features, MRBs, DAC and other actuarial balances required to be amortized on a basis consistent with DAC. Although the accounting for the additional liability for certain benefit features, separate account liabilities and contractholder funds does not change under LDTI, the guidance requires disaggregated rollforwards for those balances. Further, for certain actuarial balances, disclosures are required for the significant inputs, judgments, assumptions and methods used in measurement, including changes in those inputs, judgments and assumptions, and the effect of those changes on measurement.

The LDTI guidance is not prescriptive as to the appropriate level of aggregation for disclosures; however, amounts from different reportable segments cannot be aggregated. Factors to consider in determining the level of aggregation for disclosures include the type of coverage, geography and market or type of customer. We have identified the following levels of aggregation for LDTI disclosures. The disclosures do not include levels of aggregation for insignificant balances.

•Retirement and Income Solutions:
oWorkplace savings and retirement solutions – Group annuity contracts offered to the plan sponsors of defined contribution plans or defined benefit plans
oIndividual variable annuities – Variable deferred annuities and registered index-linked annuities (“RILAs”) offered to individuals for both qualified and nonqualified retirement savings
oPension risk transfer – Single premium group annuities offered to pension plan sponsors and other institutions
oIndividual fixed deferred annuities – An exited business that offered single premium deferred annuity contracts and flexible premium deferred annuities (“FPDAs”) to individuals for both qualified and nonqualified retirement savings
oIndividual fixed income annuities – An exited business that offered single premium immediate annuities (“SPIAs”) and deferred income annuities (“DIAs”) to individuals for both qualified and nonqualified retirement savings; also includes supplementary contracts generated by annuitizations from other individual product lines
oInvestment only – Primarily guaranteed investment contracts (“GICs”) and funding agreements offered to retirement plan sponsors and other institutions
•Benefits and Protection – Specialty Benefits:
oIndividual disability – Disability insurance providing protection to individuals and/or business owners
•Benefits and Protection – Life Insurance:
oUniversal life – Universal life, variable universal life and indexed universal life insurance products offered to individuals and/or business owners, which will be collectively referred to hereafter as “universal life” contracts; includes our exited ULSG business
oTerm life – Term life insurance products offered to individuals and/or business owners
oParticipating life – Participating life insurance contracts offered to individuals, some of which are part of a closed block of business and are only in the scope of LDTI disclosures for DAC
•Corporate:
oLong-term care insurance – A closed block of long-term care insurance that is fully reinsured, which was offered on both a group and individual basis.

For the separate account liability disclosures, our Retirement and Income Solutions segment will use a Group retirement contracts level of aggregation. This consists primarily of separate account liabilities for the workplace savings and retirement solutions business as well as amounts for the investment only and pension risk transfer businesses.

Impact of Adoption

We adopted the guidance for the liability for future policy benefits for traditional and limited-payment contracts and DAC and other actuarial balances on a modified retrospective basis; that is, to contracts in force as of the beginning of the earliest period presented based on their existing carrying amounts. We adopted the guidance for MRBs and cost of reinsurance retrospectively. Results for reporting periods beginning January 1, 2021, within our consolidated financial statements are presented under the new guidance.

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2023

A cumulative effect adjustment of $120.9 million was recorded as a decrease to retained earnings and a cumulative effect adjustment of $4,052.1 million was recorded as a decrease to AOCI as of January 1, 2021, as shown below.

				Accumulated other
	Retained earnings			comprehensive income
	Pre-Tax	Tax	After-Tax	Pre-Tax	Tax	After-Tax

	(in millions)
DAC and other actuarial balances:
Adjustment for reversal of unrealized loss from AOCI (1) (2)	$—	$—	$—	$421.5	$(88.5)	$333.0
Cost of reinsurance asset (liability):
Cumulative effect of amortization basis change	(9.0)	1.9	(7.1)	—	—	—
Adjustment of unrealized loss in AOCI	—	—	—	16.1	(3.4)	12.7
Reinsurance recoverable:
Adjustment for reversal of unrealized gain from AOCI (2)	—	—	—	(45.5)	9.5	(36.0)
Adjustment under the modified retrospective approach (3)	31.4	(6.6)	24.8	—	—	—
Effect of remeasurement of the recoverable at the current
discount rate	—	—	—	201.8	(42.4)	159.4
Liability for future policy benefits:
Adjustment for reversal of unrealized loss from AOCI (2)	—	—	—	1,330.7	(279.3)	1,051.4
Adjustment under the modified retrospective approach (3)	(39.5)	8.2	(31.3)	—	—	—
Effect of remeasurement of the liability at the current
discount rate	—	—	—	(6,947.1)	1,458.9	(5,488.2)
Market risk benefits:
Cumulative effect of changes in the nonperformance risk
between the original contract issue date and the
transition date	—	—	—	(4.8)	1.0	(3.8)
Adjustments to the host contract for differences between
previous carrying amount and measurement
of the MRB	20.9	(4.4)	16.5	—	—	—
Retained earnings adjustment for the valuation of contracts
as MRBs (exclusive of nonperformance risk changes)	(258.8)	54.4	(204.4)	—	—	—
Reclassification of nonperformance risk changes between
retained earnings and AOCI (4)	102.0	(21.4)	80.6	(102.0)	21.4	(80.6)
Total impact on opening balance as of January 1, 2021	$(153.0)	$32.1	$(120.9)	$(5,129.3)	$1,077.2	$(4,052.1)

(1)Includes the impact for DAC, sales inducement asset and the unearned revenue liability. We have not included the disaggregated rollforwards for the sales inducement asset within the footnote disclosures due to immateriality.
(2)Prior period unrealized gain (loss) adjustments in AOCI were reversed as an adjustment to the opening balance of AOCI upon the adoption of LDTI.
(3)The impact of loss cohorts, those with net premiums in excess of gross premiums, and cohorts with negative reserves, was reflected as an adjustment to the opening balance of retained earnings upon adoption of LDTI.
(4)The cumulative effect of changes in the nonperformance risk between the original contract issue date and the transition date for contract features previously accounted for as an embedded derivative was recorded as a reclassification from retained earnings to AOCI.

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2023

The table below reflects the increase (decrease) to the impacted line items in the consolidated statements of financial position related to the cumulative effect adjustment as of January 1, 2021.

Increase (decrease)
(in millions)

Assets
Reinsurance recoverable and deposit receivable	$187.7
Premiums due and other receivables (1)	(24.4)
Deferred acquisition costs	450.9
Market risk benefit asset (2)	18.9
Other assets (3)	19.3
Total assets	$652.4

Liabilities
Contractholder funds (4)	$(344.5)
Future policy benefits and claims (5)	5,620.3
Market risk benefit liability (2)	610.2
Other policyholder funds (6)	48.8
Deferred income taxes	(1,109.4)
Total liabilities	4,825.4
Stockholder's equity
Retained earnings	(120.9)
Accumulated other comprehensive income	(4,052.1)
Total stockholder's equity	(4,173.0)
Total liabilities and stockholder's equity	$652.4

(1)Includes the impact on the cost of reinsurance asset.
(2)This is a new line item on the consolidated statements of financial position as a result of implementing LDTI. These contract features were previously recorded as embedded derivatives within contractholder funds or additional liabilities for certain benefit features within future policy benefits and claims on the consolidated statements of financial position.
(3)Reflects the impact on the sales inducement asset.
(4)Reflects the impact of contract features previously recorded as embedded derivatives that are recorded as MRBs under LDTI.
(5)Includes the impact on the liability for future policy benefits and cost of reinsurance liability. Also includes the impact on contract features classified as additional liabilities for certain benefit features that are recorded as MRBs under LDTI.
(6)Reflects the impact on the unearned revenue liability.

    The disaggregated rollforwards below reconcile the ending asset or liability balances as of December 31, 2020, to the opening balance as of January 1, 2021, which is the earliest period presented within the consolidated financial statements, for those balances impacted by LDTI with associated disaggregated disclosure requirements. The level of aggregation presented within the rollforwards is consistent with the disaggregated rollforwards required by the guidance. The balances as of December 31, 2020, shown in the rollforwards below, do not equal amounts reported on the consolidated statements of financial position as they do not include balances for short-duration contracts, insignificant balances not included in our levels of aggregation for disclosures and other amounts not within the scope of the disaggregated rollforwards.

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2023

Deferred Acquisition Costs

		Adjustment
		for reversal of
	Balance as of	unrealized loss	Balance as of
	December 31, 2020	from AOCI (1)	January 1, 2021 (2)

	(in millions)
Retirement and Income Solutions:
Workplace savings and retirement solutions	$424.6	$52.6	$477.2
Individual variable annuities	281.7	0.2	281.9
Pension risk transfer (3)	—	—	—
Individual fixed deferred annuities	11.5	181.2	192.7
Investment only	12.6	—	12.6
Total Retirement and Income Solutions	730.4	234.0	964.4
Benefits and Protection:
Specialty Benefits:
Individual disability	529.8	—	529.8
Life Insurance:
Universal life	1,443.0	165.3	1,608.3
Term life	607.9	—	607.9
Participating life	60.3	51.6	111.9
Total Benefits and Protection	2,641.0	216.9	2,857.9
Total	$3,371.4	$450.9	$3,822.3

(1)Prior period adjustments in AOCI were reversed as an adjustment to the opening balance of AOCI upon the adoption of LDTI.
(2)Does not include DAC for short-duration contracts. Refer to Note 8, Deferred Acquisition Costs and Other Actuarial Balances, for further information on DAC.
(3)This product began recording DAC upon implementing LDTI.

The balances and changes in DAC for 2021 for each level of aggregation were as follows:

Retirement and Income Solutions

	For the year ended December 31, 2021
	Workplace
	savings and	Individual	Pension	Individual
	retirement	variable	risk	fixed deferred	Investment
	solutions	annuities	transfer (1)	annuities	only
	(in millions)
Balance at beginning of period	$477.2	$281.9	$—	$192.7	$12.6
Costs deferred	50.1	26.4	2.7	7.6	9.1
Amortized to expense	(38.3)	(27.1)	—	(38.1)	(3.6)
Balance at end of period	$489.0	$281.2	$2.7	$162.2	$18.1

(1)Amortization during 2021 was nominal.

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2023

Benefits and Protection

	For the year ended December 31, 2021
	Specialty
	Benefits	Life Insurance
	Individual
	disability	Universal life	Term life	Participating life

	(in millions)
Balance at beginning of period	$529.8	$1,608.3	$607.9	$111.9
Costs deferred	89.8	84.3	126.5	1.9
Amortized to expense	(38.9)	(96.4)	(55.5)	(11.5)
Balance at end of period	$580.7	$1,596.2	$678.9	$102.3

Unearned Revenue Liability

		Adjustment
		for reversal of
	Balance as of	unrealized gain	Balance as of
	December 31, 2020	from AOCI (1)	January 1, 2021 (2)

	(in millions)
Benefits and Protection - Life Insurance:
Universal life	$335.6	$48.8	$384.4
Total	$335.6	$48.8	$384.4

(1)Prior period adjustments in AOCI were reversed as an adjustment to the opening balance of AOCI upon the adoption of LDTI.
(2)Reported within other policyholder funds in the consolidated statements of financial position. Refer to Note 8, Deferred Acquisition Costs and Other Actuarial Balances, for further information on the unearned revenue liability.

Benefits and Protection

The balances and changes in the unearned revenue liability for 2021 for Life Insurance – Universal life were as follows:

For the year ended
December 31, 2021

(in millions)
Balance at beginning of period	$384.4
Deferrals	66.1
Revenue recognized	(25.2)
Balance at end of period	$425.3

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2023

Liability for Future Policy Benefits

				Effect of
			Adjustment	remeasurement
		Adjustment	under the	of the liability
	Balance as of	for reversal of	modified	at the current	Balance as of
	December 31,	unrealized loss	retrospective	discount	January 1,
	2020	from AOCI (1)	approach (2)	rate (3)	2021 (4)

	(in millions)
Retirement and Income Solutions:
Pension risk transfer	$21,982.8	$(947.0)	$—	$4,827.9	$25,863.7
Individual fixed income annuities	6,147.2	(215.0)	0.1	1,213.5	7,145.8
Total Retirement and Income Solutions	28,130.0	(1,162.0)	0.1	6,041.4	33,009.5
Benefits and Protection:
Specialty Benefits:
Individual disability	2,173.8	(168.7)	2.4	493.4	2,500.9
Life Insurance:
Term life	834.5	—	7.0	318.8	1,160.3
Total Benefits and Protection	3,008.3	(168.7)	9.4	812.2	3,661.2
Corporate:
Long-term care insurance	134.1	—	30.0	93.5	257.6
Total	$31,272.4	$(1,330.7)	$39.5	$6,947.1	$36,928.3

(1)Prior period adjustments in AOCI related to premium deficiency testing were reversed as an adjustment to the opening balance of AOCI upon the adoption of LDTI.
(2)As a result of updating cash flow assumptions and measuring the liability for future policy benefits at the issue-year cohort level, the impact of loss cohorts, those with net premiums in excess of gross premiums, and cohorts with negative reserves, was reflected as an adjustment to the opening balance of retained earnings upon adoption of LDTI.
(3)The remeasurement of the liability at the current upper-medium grade fixed-income instrument yield, which was generally lower than the locked-in interest accretion rate, was reflected as an adjustment to the opening balance of AOCI upon the adoption of LDTI.
(4)Reported within future policy benefits and claims in the consolidated statements of financial position. Refer to Note 11, Future Policy Benefits and Claims, for further information on the liability for future policy benefits.

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2023

The balances and changes in the liability for future policy benefits for 2021 for each level of aggregation were as follows:

Retirement and Income Solutions

	For the year ended December 31, 2021
	Pension	Individual
	risk	fixed income
	transfer	annuities

	(in millions)
Present value of expected future policy benefit payments
Balance at beginning of period	$25,863.7	$7,145.8
Effect of changes in discount rate assumptions at beginning of period	(4,827.9)	(1,213.5)
Balance at beginning of period at original discount rate	21,035.8	5,932.3
Effect of actual variances from expected experience	(2.4)	(1.3)
Adjusted beginning of period balance at original discount rate	21,033.4	5,931.0
Interest accrual	916.7	240.5
Benefit payments	(1,772.5)	(532.0)
Issuances	1,801.7	82.9
Balance at end of period at original discount rate	21,979.3	5,722.4
Effect of changes in discount rate assumptions at end of period	3,386.5	812.6
Future policy benefits	$25,365.8	$6,535.0

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2023

Benefits and Protection and Corporate

	For the year ended December 31, 2021
	Benefits and Protection		Corporate
	Specialty	Life
	Benefits	Insurance
	Individual		Long-term
	disability	Term life	care insurance

	(in millions)
Present value of expected net premiums
Balance at beginning of period	$3,148.3	$3,799.0	$66.7
Effect of changes in discount rate assumptions at beginning of period	(340.7)	(861.1)	(17.6)
Balance at beginning of period at original discount rate	2,807.6	2,937.9	49.1
Effect of changes in cash flow assumptions	—	—	2.8
Effect of actual variances from expected experience	122.0	211.4	(0.8)
Adjusted beginning of period balance at original discount rate	2,929.6	3,149.3	51.1
Interest accrual	95.4	151.1	2.9
Net premiums collected	(280.4)	(315.0)	(5.2)
Issuances	206.4	518.2	—
Balance at end of period at original discount rate	2,951.0	3,503.6	48.8
Effect of changes in discount rate assumptions at end of period	198.9	690.1	14.0
Balance at end of period	$3,149.9	$4,193.7	$62.8

Present value of expected future policy benefit payments
Balance at beginning of period	$5,649.2	$4,959.3	$324.3
Effect of changes in discount rate assumptions at beginning of period	(834.1)	(1,179.9)	(111.1)
Balance at beginning of period at original discount rate	4,815.1	3,779.4	213.2
Effect of changes in cash flow assumptions	—	—	0.5
Effect of actual variances from expected experience	118.8	216.0	(4.6)
Adjusted beginning of period balance at original discount rate	4,933.9	3,995.4	209.1
Interest accrual	181.0	194.3	12.4
Benefit payments	(179.7)	(335.7)	(13.5)
Issuances	212.1	543.4	—
Balance at end of period at original discount rate	5,147.3	4,397.4	208.0
Effect of changes in discount rate assumptions at end of period	501.0	913.9	89.5
Balance at end of period	$5,648.3	$5,311.3	$297.5

Future policy benefits (1)	$2,498.4	$1,117.6	$234.7
Reinsurance impact	(549.9)	(0.1)	(234.7)
Future policy benefits after reinsurance	$1,948.5	$1,117.5	$—

(1)Represents the present value of expected future policy benefit payments less the present value of expected net premiums.

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2023

Additional Liability for Certain Benefit Features

Benefits and Protection

    The balances and changes in the additional liability for certain benefits features for 2021 for Life Insurance – Universal life were as follows:

For the year ended,
December 31, 2021

(in millions)
Balance at beginning of period	$3,463.9
Effect of changes in cash flow assumptions	(11.1)
Effect of actual variances from expected experience	18.1
Interest accrual	158.3
Net assessments collected	324.7
Benefit payments	(83.1)
Other (1)	(56.6)
Balance at end of period	$3,814.2

(1)Reflects model refinements accounted for as a change in accounting estimate.

Market Risk Benefits

Cumulative
effect of
		changes in the	Retained earnings
		nonperformance	adjustment
		risk between the	for the valuation of
		original contract	contracts as MRBs
	Asset (liability)	issue date and	(exclusive of	Asset (liability)
	balance as of	the transition	nonperformance	balance as of
	December 31, 2020 (1)	date (2)	risk changes) (3)	January 1, 2021 (4)

(in millions)
Retirement and Income Solutions:
Individual variable annuities	$(348.6)	$(4.8)	$(237.9)	$(591.3)
Total	$(348.6)	$(4.8)	$(237.9)	$(591.3)

(1)The balance as of December 31, 2020, for MRBs represents the contract features that meet the definition of an MRB under LDTI and the related carrying amount of those features prior to adoption. These contract features were previously accounted for as an embedded derivative or as an additional liability for annuitization benefits or death or other insurance benefits.
(2)The cumulative effect of the change in our own nonperformance risk between the original contract issuance date and the transition date of LDTI for contract features previously accounted for as an additional liability for certain benefit features was recorded as an adjustment to the opening balance of AOCI.
(3)The cumulative difference, exclusive of the nonperformance risk change, between the pre-adoption carrying amount and the fair value measurement for MRBs was recorded as an adjustment to the opening balance of retained earnings.
(4)Refer to Note 12, Market Risk Benefits, for further information on MRBs. The cumulative effect of changes in the nonperformance risk between the original contract issue date and the transition date for contract features previously accounted for as an embedded derivative was recorded as a reclassification from retained earnings to AOCI.

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2023

The balances and changes in MRBs for Individual variable annuities for 2021 were as follows:

For the year ended
December 31, 2021

(in millions)
Balance at beginning of period	$(591.3)
Effect of changes in nonperformance risk at beginning of period	106.7
Adjusted balance at beginning of period	(484.6)
Effect of:
Interest accrual and expected policyholder behavior	(120.7)
Benefit payments	0.4
Changes in interest rates	154.3
Changes in equity markets	106.4
Changes in equity index volatility	15.1
Actual policyholder behavior different from expected behavior	2.3
Changes in future expected policyholder behavior	(96.6)
Changes in other future expected assumptions	38.2
Adjusted balance at end of period	(385.2)
Effect of changes in nonperformance risk at end of period	(109.5)
Balance at end of period	$(494.7)

Use of Estimates in the Preparation of Financial Statements

    The preparation of our consolidated financial statements and accompanying notes requires management to make estimates and assumptions that affect the amounts reported and disclosed. These estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed in the consolidated financial statements and accompanying notes. The most critical estimates include those used in determining:

•the fair value of investments in the absence of quoted market values;
•investment impairments and valuation allowances;
•the fair value of derivatives;
•the fair value of MRBs;
•the liability for future policy benefits and claims, including the deferred profit liability;
•the value of our other postretirement benefit obligation and
•accounting for income taxes and the valuation of deferred tax assets.

A description of such critical estimates is incorporated within the discussion of the related accounting policies that follow. In applying these policies, management makes subjective and complex judgments that frequently require estimates about matters that are inherently uncertain. Actual results could differ from these estimates.

Closed Block

    We operate a closed block (“Closed Block”) for the benefit of individual participating dividend-paying policies in force at the time of the 1998 mutual insurance holding company (“MIHC”) formation. See Note 7, Closed Block, for further details.

Cash and Cash Equivalents

    Cash and cash equivalents include cash on hand, money market instruments and other debt issues with a maturity date of three months or less when purchased.

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2023

Investments

Fixed maturities include bonds, asset-backed securities (“ABS”), redeemable preferred stock and certain non-redeemable preferred securities. Equity securities include mutual funds, common stock and non-redeemable preferred stock. We classify fixed maturities as either available-for-sale or trading at the time of the purchase and, accordingly, carry them at fair value. Equity securities are also carried at fair value. See Note 19, Fair Value Measurements, for methodologies related to the determination of fair value. Unrealized gains and losses related to fixed maturities, available-for-sale, excluding those in fair value hedging relationships, are reflected in stockholder’s equity, net of adjustments associated with related actuarial balances, derivatives in cash flow hedge relationships and applicable income taxes. Mark-to-market adjustments on fixed maturities, trading are reflected in net realized capital gains (losses). Mark-to-market adjustments on certain fixed maturities, trading are reflected in market risk benefit remeasurement (gain) loss. Unrealized gains and losses related to hedged portions of fixed maturities, available-for-sale in fair value hedging relationships are reflected in net investment income. Mark-to-market adjustments related to certain securities carried at fair value with an investment objective to realize economic value through mark-to-market changes are reflected in net investment income.
The amortized cost of fixed maturities includes cost adjusted for amortization of premiums and discounts, computed using the interest method. The amortized cost of fixed maturities, available-for-sale is adjusted for changes in fair value of the hedged portions of securities in fair value hedging relationships and excludes accrued interest receivable. Accrued interest receivable is reported in accrued investment income on the consolidated statements of financial position. Fixed maturities, available-for-sale are subject to an allowance for credit loss and changes in the allowance are reported in net income as a component of net realized capital gains (losses). Interest income, as well as prepayment fees and the amortization of the related premium or discount, is reported in net investment income. For loan-backed and structured securities, we recognize income using a constant effective yield based on currently anticipated cash flows.

Commercial and residential mortgage loans are generally reported at cost adjusted for amortization of premiums and accrual of discounts, computed using the interest method and net of valuation allowances. Amortized cost excludes accrued interest receivable. Interest income is accrued on the principal amount of the loan based on the loan’s contractual interest rate. Interest income, as well as prepayment of fees and the amortization of the related premium or discount, is reported in net investment income on the consolidated statements of operations. Accrued interest receivable is reported in accrued investment income on the consolidated statements of financial position. Any changes in the loan valuation allowances are reported in net realized capital gains (losses) on the consolidated statements of operations. See Note 5, Investments, for further details of our valuation allowance.

Our commercial and residential mortgage loan portfolios can include loans that have been modified. We assess loan modifications on a case-by-case basis to evaluate whether a TDR has occurred. In response to the novel coronavirus ("COVID-19”), the Coronavirus Aid, Relief and Economic Security Act, which was subsequently amended by the Consolidated Appropriations Act, 2021, (collectively the “CARES Act”) provides a temporary suspension of TDR accounting for certain COVID-19 related loan modifications where the loan was not more than 30 days past due as of December 31, 2019. We elected the TDR relief in the CARES Act beginning in the second quarter of 2020. The CARES Act TDR relief does not apply to modifications completed subsequent to the earlier of 60 days after the national emergency related to COVID-19 ends, or January 1, 2022. In addition, the Interagency Statement on Loan Modifications and Reporting for Financial Institutions Working with Customers Affected by the Coronavirus (As Revised on April 7, 2020) (“Interagency Statement”) provides additional guidance to determine if a short-term COVID-19 related loan modification is a TDR. We consider the CARES Act and the Interagency Statement when assessing loan modifications to determine whether a TDR has occurred. As of January 1, 2022, the TDR relief ended. See Note 5, Investments, under the caption “Mortgage Loan Modifications” for further details.

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2023

Real estate investments are reported at cost less accumulated depreciation. The initial cost bases of properties acquired through loan foreclosures are the lower of the fair market values of the properties at the time of foreclosure or the outstanding loan balance. Buildings and land improvements are generally depreciated on the straight-line method over the estimated useful life of improvements and tenant improvement costs are depreciated on the straight-line method over the term of the related lease. We recognize impairment losses for properties when indicators of impairment are present and a property's expected undiscounted cash flows are not sufficient to recover the property's carrying value. In such cases, the cost basis of the property is reduced to fair value. Real estate expected to be disposed is carried at the lower of cost or fair value, less cost to sell, with valuation allowances established accordingly and depreciation no longer recognized. The carrying amount of real estate held for sale was $228.8 million and $238.6 million as of December 31, 2023 and 2022, respectively. Any impairment losses and any changes in valuation allowances are reported in net income.

Net realized capital gains and losses on sales of investments are determined on the basis of specific identification. In general, in addition to realized capital gains and losses on investment sales and periodic settlements on derivatives not designated as hedges, we report gains and losses related to the following in net realized capital gains (losses) on the consolidated statements of operations: mark-to-market adjustments on equity securities, mark-to-market adjustments on fixed maturities, trading, mark-to-market adjustments on certain investment funds, mark-to-market adjustments on derivatives not designated as hedges, cash flow hedge gains (losses) when the hedged item impacts realized capital gains (losses), changes in the valuation allowance for fixed maturities, available-for-sale and certain financing receivables, impairments of real estate held for investment, impairments of equity method investments. Investment gains and losses on sales of certain real estate held for sale due to investment strategy and mark-to-market adjustments on certain securities carried at fair value with an investment objective to realize economic value through mark-to-market changes are reported as net investment income and are excluded from net realized capital gains (losses).

    Policy loans and certain other investments are reported at cost. Interests in unconsolidated entities, joint ventures and partnerships are generally accounted for using the equity method. We had certain real estate ventures for which the fair value option had been elected in prior periods. See Note 19, Fair Value Measurements, for detail on these investments.

Derivatives

Overview

    Derivatives are financial instruments whose values are derived from interest rates, foreign exchange rates, financial indices or the values of securities. Derivatives generally used by us include swaps, options, futures and forwards. Derivative positions are either assets or liabilities in the consolidated statements of financial position and are measured at fair value, generally by obtaining quoted market prices or through the use of pricing models. See Note 19, Fair Value Measurements, for policies related to the determination of fair value. Fair values can be affected by changes in interest rates, foreign exchange rates, financial indices, values of securities, credit spreads, and market volatility and liquidity.

Accounting and Financial Statement Presentation

    We designate derivatives as either:

(a)    a hedge of the exposure to changes in the fair value of a recognized asset or liability or an unrecognized firm commitment, including those denominated in a foreign currency (“fair value hedge”);
(b)    a hedge of a forecasted transaction or the exposure to variability of cash flows to be received or paid related to a recognized asset or liability, including those denominated in a foreign currency (“cash flow hedge”) or
(c)    a derivative not designated as a hedging instrument.

    Our accounting for the ongoing changes in fair value of a derivative depends on the intended use of the derivative and the designation, as described above, and is determined when the derivative contract is entered into or at the time of redesignation. Hedge accounting is used for derivatives that are specifically designated in advance as hedges and that reduce our exposure to an indicated risk by having a high correlation between changes in the value of the derivatives and the items being hedged at both the inception of the hedge and throughout the hedge period. Cash flows associated with derivatives are included within operating activities in the consolidated statements of cash flows, with the exception of cash paid for certain options with deferred premiums. Those are included in payments for financing element derivatives within financing activities in the consolidated statements of cash flows.

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2023

Fair Value Hedges. When a derivative is designated as a fair value hedge and is determined to be highly effective, changes in its fair value, along with changes in the fair value of the hedged asset, liability or firm commitment attributable to the hedged risk, are reported in the same consolidated statements of operations line item that is used to report the earnings effect of the hedged item. For fair value hedges of fixed maturities, available-for-sale, these changes in fair value are reported in net investment income or net realized capital gains (losses). For fair value hedges of liabilities, changes in fair value are reported in cost of interest credited. The change in the fair value of excluded components is recorded in OCI and is recognized in net income through periodic settlements. A fair value hedge determined to be highly effective may still result in a mismatch between the change in the fair value of the hedging instrument and the change in the fair value of the hedged item attributable to the hedged risk. Certain fair value hedges use the portfolio layer method to hedge a designated layer amount within a closed portfolio of prepayable assets that is expected to remain outstanding for the length of the hedging relationship and is not expected to be impacted by prepayments, defaults or other factors that affect the timing and amount of cash flows. Prepayment risk is excluded when measuring the change in fair value attributable to the hedged risk under the portfolio layer method.

    Cash Flow Hedges. When a derivative is designated as a cash flow hedge and is determined to be highly effective, changes in its fair value are recorded as a component of OCI. At the time the variability of cash flows being hedged impacts net income, the related portion of deferred gains or losses on the derivative instrument is reclassified and reported in net income.

    Non-Hedge Derivatives. If a derivative does not qualify or is not designated for hedge accounting, all changes in fair value are reported in net income without considering the changes in the fair value of the economically associated assets or liabilities.

    Hedge Documentation and Effectiveness Testing. At inception, we formally document all relationships between hedging instruments and hedged items, as well as our risk management objective and strategy for undertaking various hedge transactions. This process includes associating all derivatives designated as fair value or cash flow hedges with specific assets or liabilities on the consolidated statements of financial position or with specific firm commitments or forecasted transactions. Documentation of fair value hedges that use the portfolio layer method supports the expectation that the hedged layer amount is anticipated to be outstanding at the end of the hedging relationship and includes expectations of prepayments, defaults or other factors that affect the timing and amount of cash flows. Effectiveness of the hedge is formally assessed at inception and throughout the life of the hedging relationship. Even if a hedge is determined to be highly effective, the hedge may still result in a mismatch between the change in the fair value of the hedging instrument and the change in the fair value of the hedged item attributable to the hedged risk.

    We use qualitative and quantitative methods to assess hedge effectiveness. Qualitative methods may include monitoring changes to terms and conditions and counterparty credit ratings. Quantitative methods may include statistical tests including regression analysis and minimum variance and dollar offset techniques. For portfolio layer method hedges, the assessment of hedge effectiveness includes confirming we expect the hedged layer amount to be outstanding at the end of the hedging relationship.

    Termination of Hedge Accounting. We prospectively discontinue hedge accounting when (1) the criteria to qualify for hedge accounting is no longer met, e.g., a derivative is determined to no longer be highly effective in offsetting the change in fair value or cash flows of a hedged item; (2) the derivative expires, is sold, terminated or exercised or (3) we remove the designation of the derivative being the hedging instrument for a fair value or cash flow hedge.

    If it is determined that a derivative no longer qualifies as an effective hedge, the derivative will continue to be carried on the consolidated statements of financial position at its fair value, with changes in fair value recognized prospectively in net realized capital gains (losses). The asset or liability under a fair value hedge will no longer be adjusted for changes in fair value pursuant to hedging rules and the existing basis adjustment is amortized to the consolidated statements of operations line associated with the asset or liability. If a portfolio layer method hedging relationship is discontinued, the outstanding basis adjustment is allocated to the individual assets in the closed portfolio and those amounts are amortized consistent with the amortization of other discounts or premiums associated with those assets.

The component of AOCI related to discontinued cash flow hedges that are no longer highly effective is amortized to the consolidated statements of operations consistent with the net income impacts of the original hedged cash flows. If a cash flow hedge is discontinued because it is probable the hedged forecasted transaction will not occur, the deferred gain or loss is immediately reclassified from AOCI into net income.

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2023

    Embedded Derivatives. We purchase and issue certain financial instruments and products that contain a derivative that is embedded in the financial instrument or product. We assess whether this embedded derivative is clearly and closely related to the asset or liability that serves as its host contract. If we deem that the embedded derivative's terms are not clearly and closely related to the host contract, and a separate instrument with the same terms would qualify as a derivative instrument, the derivative is bifurcated from that contract and held at fair value on the consolidated statements of financial position, with changes in fair value reported in net income.

Contractholder and Policyholder Liabilities

    Contractholder and policyholder liabilities (contractholder funds, future policy benefits and claims, MRBs and other policyholder funds) include reserves for investment contracts, individual and group annuities that provide periodic income payments, universal life insurance, variable universal life insurance, indexed universal life insurance, term life insurance, participating traditional individual life insurance, group dental and vision insurance, group critical illness, group accident, group hospital indemnity, paid family and medical leave (“PFML”), group short-term and long-term disability insurance, group life insurance, individual disability insurance and long-term care insurance. It also includes a provision for dividends on participating policies.

    Investment contracts are contractholders' funds on deposit with us and generally include reserves for pension and annuity contracts. Reserves on investment contracts are equal to the cumulative deposits less any applicable charges and withdrawals plus credited interest. Reserves for universal life, variable universal life and indexed universal life insurance contracts are equal to cumulative deposits less charges plus credited interest, which represents the account balances that accrue to the benefit of the policyholders. See Note 10, Contractholder Funds, for additional details.

We hold additional reserves on certain long-duration contracts where benefit features result in gains in early years followed by losses in later years and universal life, variable universal life and indexed universal life insurance contracts that contain no lapse guarantee features.

    Refer to Note 11, Future Policy Benefits and Claims, under the caption “Long-Duration Contracts” for information about the calculation of reserves for long-duration insurance and annuity contracts.

Contracts or contract features that provide protection to the policyholder from capital market risk and expose us to other than nominal capital market risk are classified as MRBs and reported at fair value. See Note 12, Market Risk Benefits, for additional details.

    Reserves for participating life insurance contracts are based on the net level premium reserve for death and endowment policy benefits. This net level premium reserve is calculated based on dividend fund interest rates and mortality rates guaranteed in calculating the cash surrender values described in the contract.

    Participating business represented approximately 2%, 3% and 4% of our life insurance in force and 16%, 17% and 18% of the number of life insurance policies in force as of December 31, 2023, 2022 and 2021, respectively. Participating business represented approximately 16%, 18% and 26% of life insurance premiums for the years ended December 31, 2023, 2022 and 2021, respectively. The amount of dividends to policyholders is declared annually by our Board of Directors. The amount of dividends to be paid to policyholders is determined after consideration of several factors including interest, mortality, morbidity and other expense experience for the year and judgment as to the appropriate level of statutory surplus to be retained by us. At the end of the reporting period, we establish a dividend liability for the pro rata portion of the dividends expected to be paid on or before the next policy anniversary date.

    Some of our policies and contracts require payment of fees or other policyholder assessments in advance for services that will be rendered over the estimated lives of the policies and contracts. See Note 8, Deferred Acquisition Costs and Other Actuarial Balances, under the caption “Unearned Revenue Liability” for additional details.

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2023

Short-Duration Contracts

    We include the following group products in our short-duration insurance contracts disclosures: long-term disability (“LTD”), group life waiver, dental, vision, short-term disability (“STD”), critical illness, accident, PFML, hospital indemnity and group life. Refer to Note 11, Future Policy Benefits and Claims, under the caption “Short-Duration Contracts” for additional details.

Liability for Unpaid Claims

    The liability for unpaid claims for both long-duration and short-duration contracts is an estimate of the ultimate net cost of reported and unreported losses not yet settled. This liability is estimated using actuarial analyses and case basis evaluations. Although considerable variability is inherent in such estimates, we believe the liability for unpaid claims is adequate. These estimates are continually reviewed and, as adjustments to this liability become necessary, such adjustments are reflected in net income.

We incur claim adjustment expenses for both long-duration and short-duration contracts that cannot be allocated to a specific claim. Our claim adjustment expense liability is estimated using actuarial analyses based on historical trends of expenses and expected claim runout patterns.

See Note 11, Future Policy Benefits and Claims, under the caption “Liability for Unpaid Claims” for further details.

Recognition of Premiums and Other Considerations, Fees and Other Revenues and Benefits

    Products with fixed and guaranteed premiums and benefits consist principally of whole life and term life insurance policies and individual disability income. Premiums from these products are recognized as premium revenue when due. Related policy benefits and expenses for individual life products are associated with earned premiums and result in the recognition of profits over the expected term of the policies and contracts.
    Immediate annuities with life contingencies include products with fixed and guaranteed annuity considerations and benefits and consist principally of group and individual single premium annuities with life contingencies. Annuity considerations from these products are recognized as premium revenue. However, the collection of these annuity considerations does not represent the completion of the earnings process, as we establish annuity reserves using estimates for mortality and interest assumptions. We anticipate profits to emerge over the life of the annuity products as we earn investment income, pay benefits and release reserves. Any gross premium received in excess of the net premium is recognized as a deferred profit liability and amortized in relation to the expected future benefit payments. See Note 11, Future Policy Benefits and Claims, for additional details.

    Group life, dental, vision, critical illness, accident, PFML, hospital indemnity and disability premiums are generally recorded as premium revenue over the term of the coverage. Certain group contracts contain experience premium refund provisions based on a pre-defined formula that reflects their claim experience. Experience premium refunds reduce revenue over the term of the coverage and are adjusted to reflect current experience. Related policy benefits and expenses are associated with earned premiums and result in the recognition of profits over the term of the policies and contracts. Fees for contracts providing claim processing or other administrative services are recorded as revenue over the period the service is provided.

    Universal life-type policies are insurance contracts with terms that are not fixed. Amounts received as payments for such contracts are not reported as premium revenues. Revenues for universal life-type insurance contracts consist of policy charges for the cost of insurance, policy initiation and administration, surrender charges and other fees that have been assessed against policy account values and investment income. Policy benefits and claims that are charged to expense include interest credited to contracts and benefit claims incurred in the period in excess of related policy account balances.

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2023

    Investment contracts do not subject us to significant risks arising from policyholder mortality or morbidity and consist primarily of guaranteed investment contracts (“GICs”), funding agreements and certain deferred annuities. Amounts received as payments for investment contracts are established as investment contract liability balances and are not reported as premium revenues. Revenues for investment contracts consist of investment income and policy administration charges. Investment contract benefits that are charged to expense include benefit claims incurred in the period in excess of related investment contract liability balances and interest credited to investment contract liability balances.

    Fees and other revenues are earned for administrative services performed including recordkeeping, trust and custody and reporting services for retirement savings plans, insurance companies, endowments and other financial institutions and other products. Fees and other revenues received for performance of administrative services are recognized as revenue when earned, typically when the service is performed.

Deferred Acquisition Costs

Refer to Note 8, Deferred Acquisition Costs and Other Actuarial Balances, for information related to DAC on insurance policies and investment contracts. Commissions and other incremental direct costs for the acquisition of long-term service contracts are also capitalized to the extent recoverable.

Internal Replacement Transactions

All insurance and investment contract modifications and replacements are reviewed to determine if the internal replacement results in a substantially changed contract. If so, the acquisition costs, sales inducements and unearned revenue associated with the new contract are deferred and amortized over the lifetime of the new contract. In addition, the existing DAC, sales inducement costs and unearned revenue balances associated with the replaced contract are written off. If an internal replacement results in a substantially unchanged contract, the acquisition costs, sales inducements and unearned revenue associated with the new contract are immediately recognized in the period incurred. In addition, the existing DAC, sales inducement costs or unearned revenue balance associated with the replaced contract is not written off, but instead is carried over to the new contract.

Long-Term Debt

    Long-term debt includes notes payable, nonrecourse mortgages and other debt with a maturity date greater than one year at the date of issuance. Current maturities of long-term debt are classified as long-term debt in our consolidated statements of financial position. Long-term debt is primarily recorded at the unpaid principal balance, net of unamortized discount, premium and issuance costs.

Reinsurance

We enter into reinsurance agreements with other companies in the normal course of business in order to limit losses and minimize exposure to significant risks.

We evaluate each insurance agreement to determine whether the agreement provides indemnification against loss or liability related to insurance risk. For agreements that expose the reinsurer to reasonable possibility of significant loss from insurance risk, the reinsurance method of accounting is used for the agreement. Assets and liabilities related to reinsurance ceded are reported on a gross basis on the consolidated statements of financial position. Insurance liabilities are reported before the effects of reinsurance and we record an offsetting reinsurance recoverable, net of valuation allowance. Premiums and expenses are reported net of reinsurance ceded on the consolidated statements of operations.

If an agreement does not expose the reinsurer to reasonable possibility of significant loss from insurance risk, the deposit method of accounting is used for the agreement. We record a deposit receivable, net of valuation allowance, if necessary. The deposit receivable is adjusted as amounts are paid or received on the underlying contracts. Accretion on the deposit receivable is calculated using an effective interest method and is reported in fees and other revenues and operating expense on the consolidated statements of operations.

The cost of reinsurance related to long-duration contracts is amortized over the life of the underlying reinsured policies using assumptions consistent with those used to account for the underlying policies.

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2023

We have entered into coinsurance with funds withheld reinsurance agreements in which we record a funds withheld payable that contains an embedded derivative for which the fair value is estimated based on the change in fair value of the assets supporting the funds withheld payable. The change in fair value of the funds withheld embedded derivative is separately reported on the consolidated statements of operations. Gains and losses that do not flow to the reinsurer are reported in net realized capital gains (losses) on funds withheld assets on the consolidated statements of operations.

For further information about reinsurance, refer to Note 13, Reinsurance. For further information about the financing receivables valuation allowance on the reinsurance recoverable and deposit receivable, refer to Note 5, Investments.

Separate Accounts

Refer to Note 9, Separate Account Balances, for information on our separate account assets and liabilities.

Income Taxes

    Our ultimate parent, PFG, files a U.S. consolidated income tax return that includes us and all of our qualifying subsidiaries. In addition, PFG files income tax returns in all states and foreign jurisdictions in which it conducts business. PFG has a tax sharing agreement with companies in the group under which it allocates income tax expenses and benefits generally based upon pro rata contribution of taxable income or operating losses. We are taxed at corporate rates on taxable income based on existing tax laws. Current income taxes are charged or credited to net income based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year. Deferred income taxes are provided for the tax effect of temporary differences in the financial reporting and income tax bases of assets and liabilities, net operating loss carryforwards and tax credit carryforwards using enacted income tax rates and laws. The effect on deferred income tax assets and deferred income tax liabilities of a change in tax rates is recognized in net income in the period in which the change is enacted. Subsequent to a change in tax rates and laws, any stranded tax effects remaining in AOCI will be released only if an entire portfolio is liquidated, sold or extinguished.

Actuarial Balance Re-Cohorting

In 2021, we completed a comprehensive review of our business mix and capital management options (the “Strategic Review”). We made the decision to exit our U.S. retail ULSG business. The ULSG business was previously managed together with our other universal life (“UL”) business within our Benefits and Protection segment. As such, calculations of actuarial balances included UL and ULSG in the same cohorts, which are the unit of account used for measurement. As a result of the Strategic Review, we made the decision in the second quarter of 2022 to manage the ULSG business separately from our other UL business effective as of January 1, 2022. This led to us re-cohorting the UL business, resulting in separate cohorts for the ULSG business vs. the remaining UL business.

The re-cohorting impacted the measurement of our cost of reinsurance and additional liability for certain benefit features. The pre-tax impacts to comprehensive income were as follows:

For the year ended
December 31, 2022
(in millions)
Increase to income before taxes
Cost of reinsurance amortization (1)	$33.7
Change in additional liability for certain benefit features (1)	167.4
Total increase to income before income taxes	201.1

Increase to pre-tax other comprehensive income
Cost of reinsurance unrealized losses	(2.1)
Change in additional liability for certain benefit features unrealized gains	7.8
Total increase to pre-tax other comprehensive income	5.7

Total increase to pre-tax comprehensive income	$206.8

(1) Reported in liability for future policy benefits remeasurement (gain) loss.

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2023

2. Related Party Transactions

Expense Agreements

We have entered into various related party transactions with our ultimate parent and its other affiliates. During the years ended December 31, 2023, 2022 and 2021, we received $524.6 million, $606.0 million and $647.2 million, respectively, of expense reimbursements from affiliated entities, which are net of amounts paid for brand licensing agreements with PFS.

Cash Advance Agreement

We and our direct parent, PFS, are parties to a cash advance agreement, which allows us, collectively, to pool our available cash with other affiliates in order to more efficiently and effectively invest our cash. The cash advance agreement allows (i) us to advance cash to PFS in aggregate principal amounts not to exceed $1.0 billion, with such advanced amounts earning interest at the secured overnight financing rate (“SOFR”) plus 10 basis points (the “Internal Crediting Rate”); and (ii) PFS to advance cash to us in aggregate principal amounts not to exceed $1.0 billion, with such advance amounts paying interest at the Internal Crediting Rate to reimburse PFS for the costs incurred in maintaining short-term investing and borrowing programs. Under this cash advance agreement, we had a receivable (payable) to PFS of $71.5 million and $86.0 million as of December 31, 2023 and 2022, respectively, and earned interest of $10.1 million, $4.2 million and $0.1 million during 2023, 2022 and 2021, respectively.

Reinsurance

We and an affiliated entity, Principal National Life Insurance Company, are parties to a reinsurance agreement to reinsure certain life insurance business. Under this agreement, we had an assumed reinsurance liability of $5,919.9 million and $5,158.5 million as of December 31, 2023 and 2022, respectively. In addition, we recognized premiums and other fees of $938.1 million, $890.2 million and $862.9 million for the years ended December 31, 2023, 2022 and 2021, respectively, associated with this agreement. Furthermore, we recognized expenses of $1,076.2 million, $970.9 million and $995.5 million for the years ended December 31, 2023, 2022 and 2021, respectively, associated with this agreement.

We and an affiliated entity, PFS Bermuda, are parties to a coinsurance with funds withheld agreement for PFS Bermuda to reinsure certain term life and PRT blocks of business. Under this agreement, we had a reinsurance recoverable of $3,813.1 million and $0.0 million as of December 31, 2023 and 2022, respectively. We had a $1.7 million and $0.0 million receivable from PFS Bermuda and a $26.2 million and $0.0 million payable to PFS Bermuda as of December 31, 2023 and 2022, respectively, associated with the settlement statements. In addition, we ceded premiums of $53.4 million, $0.0 million and $0.0 million and benefits of $76.4 million, $0.0 million and $0.0 million for the years ended December 31, 2023, 2022 and 2021, respectively, associated with this agreement. We passed net investment income of $56.1 million, $0.0 million and $0.0 million and net realized capital losses of $1.1 million, $0.0 million and $0.0 million on the funds withheld assets to PFS Bermuda for the years ended December 31, 2023, 2022 and 2021, respectively. Furthermore, our operating expenses were reduced by ceding commissions and expense allowances received of $31.2 million, $0.0 million and $0.0 million for the years ended December 31, 2023, 2022 and 2021, respectively.

Notes Receivable

As of December 31, 2023, we had the following notes receivable from PFS related to the sale of interests in subsidiaries (1) a 10-year note with a par amount of $156.0 million, which bears interest at 2.87% with semi-annual principal and interest payments due in February and August each year and (2) a 10-year note with a par amount of $300.0 million, which bears interest at 2.885% with semi-annual principal and interest payments due in May and November each year. The carrying amount of the notes is included in premiums due and other receivables on the consolidated statements of financial position. We recorded interest income on these notes of $4.6 million, $5.9 million and $7.2 million for the years ended December 31, 2023, 2022 and 2021, respectively. Our ultimate parent, PFG, is a guarantor of the notes.

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2023

Distribution of Affiliated Products

We receive commission fees, distribution fees and service fees from Principal Securities, Inc. and Principal Global Investors, LLC (“PGI LLC”). Furthermore, we receive management and administrative fees for investments our products sold in the Principal Mutual Funds and Principal Variable Contracts. Fees and other revenues were $407.1 million, $412.6 million and $471.2 million for the years ended December 31, 2023, 2022 and 2021, respectively. In addition, we pay commission expense to affiliated registered representatives within Principal Securities, Inc. to sell proprietary products. Commission expense was $95.9 million, $81.5 million and $95.7 million for the years ended December 31, 2023, 2022 and 2021, respectively.

Benefit Plans

PFG is the sponsor of the qualified defined contribution plans for both employees and individual field agents. We were allocated plan expenses from PFG of $44.2 million, $41.3 million and $36.5 million during 2023, 2022 and 2021, respectively.

PFG is also the sponsor of the nonqualified deferred compensation plans for select employees and individual field agents. We were allocated plan expenses from PFG of $1.8 million, $2.3 million and $2.1 million during 2023, 2022 and 2021, respectively.

PFG is the sponsor of the defined benefit pension plans for both employees and individual field agents. We were allocated $38.8 million, $55.4 million and $58.6 million of pension expense from PFG during 2023, 2022 and 2021, respectively.

Other Agreements

PGI LLC provides asset management services for us. We recognized $108.1 million, $109.3 million and $114.9 million of asset management fee expense for the years ended December 31, 2023, 2022 and 2021, respectively.

Pursuant to certain regulatory requirements or otherwise in the ordinary course of business, we guarantee certain payments of our affiliates and have agreements with affiliates to provide and/or receive management, administrative and other services, all of which, individually and in the aggregate, are immaterial to our business, financial condition and net income.

3. Goodwill and Other Intangible Assets

Goodwill

The changes in the carrying amount of goodwill reported in our segments were as follows:

	Retirement
	and Income	Benefits and
	Solutions	Protection	Corporate	Consolidated
	(in millions)
Balance as of January 1, 2022	$18.8	$56.3	$—	$75.1
Impairment (1)	—	(26.8)	—	(26.8)
Balance as of December 31, 2022	$18.8	$29.5	$—	$48.3

Balance as of December 31, 2023	$18.8	$29.5	$—	$48.3

(1)Resulted from a change in the allocation of equity between our reportable operating segments following the Talcott Reinsurance Transaction.

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2023

Finite Lived Intangible Assets

Amortized intangible assets that continue to be subject to amortization over a weighted average remaining expected life of 11 years were as follows:

	December 31,
	2023	2022
	(in millions)
Gross carrying value	$34.9	$34.9
Accumulated amortization	24.3	23.3
Net carrying value	$10.6	$11.6

During 2023 and 2022, we fully amortized other finite lived intangible assets of $0.0 million and $6.5 million, respectively.

The amortization expense for intangible assets with finite useful lives was $1.0 million, $2.8 million and $2.8 million for 2023, 2022 and 2021, respectively. As of December 31, 2023, the estimated amortization expense for the next five years is as follows (in millions):

Year ending December 31:
2024	$1.0
2025	1.0
2026	1.0
2027	1.0
2028	1.0

4. Variable Interest Entities

We have relationships with various types of entities which may be VIEs. Certain VIEs are consolidated in our financial results. See Note 1, Nature of Operations and Significant Accounting Policies, under the caption “Consolidation” for further details of our consolidation accounting policies. We did not provide financial or other support to investees designated as VIEs for the periods ended December 31, 2023 and December 31, 2022.

Consolidated Variable Interest Entities

Real Estate

We invest in several real estate limited partnerships and limited liability companies. The entities invest in real estate properties. Certain of these entities are VIEs based on the combination of our significant economic interest and related voting rights. We determined we are the primary beneficiary as a result of our power to control the entities through our significant ownership. Due to the nature of these real estate investments, the investment balance will fluctuate as we purchase and sell interests in the entities and as capital expenditures are made to improve the underlying real estate.

Residential Mortgage Loans

We invest in ABS trusts. The trusts issue various collateralized mortgage obligation certificates and purchase residential mortgage loans. The trusts are considered VIEs due to insufficient equity to sustain themselves. We concluded we are the primary beneficiary as we purchase substantially all of the certificates and have the obligation to absorb losses that could potentially be significant to the VIEs. We deconsolidated trusts in 2023 and 2022 as we no longer held substantially all of the certificates.

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2023

Asset-Backed Limited Partnership

We invest in an ABS limited partnership. The limited partnership issues multiple notes and purchases consumer loans, auto loans, other loans and credit facilities. The limited partnership is considered a VIE due to insufficient equity to sustain itself. We concluded we are the primary beneficiary as we have purchased all of the notes and have the obligation to absorb losses and residual returns that could potentially be significant to the VIE.

Assets and Liabilities of Consolidated Variable Interest Entities

The carrying amounts of our consolidated VIE assets, which can only be used to settle obligations of consolidated VIEs, and liabilities of consolidated VIEs for which creditors do not have recourse were as follows:

	December 31, 2023		December 31, 2022
	Total	Total	Total	Total
	assets	liabilities	assets	liabilities
	(in millions)
Real estate (1)	$829.1	$63.0	$689.6	$42.2
Residential mortgage loans (2)	874.7	20.9	1,182.6	41.8
Asset-backed limited partnership (3)	249.3	—	—	—
Total	$1,953.1	$83.9	$1,872.2	$84.0

(1) The assets of the real estate VIEs primarily include real estate, other investments and cash. Liabilities primarily include other liabilities.
(2) The assets of the residential mortgage loans VIEs primarily include residential mortgage loans. The liabilities primarily include other liabilities.
(3) The assets of the asset-backed limited partnership VIE primarily include consumer loans, auto loans, other loans and credit facilities. These assets are reported with cash and cash equivalents, other investments and fixed maturities, trading on the consolidated statements of financial position. As of December 31, 2023, we did not have any unfunded commitments to the VIE. Unfunded commitments are not liabilities on our consolidated statements of financial position because we are only required to fund additional capital when called upon to do so by the investment manager.

Unconsolidated Variable Interest Entities

We hold a variable interest in a number of VIEs where we are not the primary beneficiary. Our investments in these VIEs are reported in fixed maturities, available-for-sale; fixed maturities, trading and other investments in the consolidated statements of financial position and are described below.

Unconsolidated VIEs include certain commercial mortgage-backed securities (“CMBS”), residential mortgage-backed pass-through securities ("RMBS") and other ABS. All of these entities were deemed VIEs because the equity within these entities is insufficient to sustain them. We determined we are not the primary beneficiary in the entities within these categories of investments. This determination was based primarily on the fact we do not own the class of security that controls the unilateral right to replace the special servicer or equivalent function.

We invest in cash collateralized debt obligations, collateralized bond obligations, collateralized loan obligations and other collateralized structures, which are VIEs due to insufficient equity to sustain the entities. We have determined we are not the primary beneficiary of these entities primarily because we do not control the economic performance of the entities and were not involved with the design of the entities or because we do not have a potentially significant variable interest in the entities for which we are the asset manager.

We have invested in various VIE trusts and similar entities as a debt holder. Most of these entities are classified as VIEs due to insufficient equity to sustain them. In addition, we have an entity classified as a VIE based on the combination of our significant economic interest and lack of voting rights. We have determined we are not the primary beneficiary primarily because we do not control the economic performance of the entities and were not involved with the design of the entities.

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2023

We have invested in partnerships and other funds, which are classified as VIEs. The entities are VIEs as equity holders lack the power to control the most significant activities of the entities because the equity holders do not have either the ability by a simple majority to exercise substantive kick-out rights or substantive participating rights. We have determined we are not the primary beneficiary because we do not have the power to direct the most significant activities of the entities.

As previously discussed, we sponsor and invest in certain investment funds that are VIEs. We determined we are not the primary beneficiary of the VIEs for which we are the asset manager but do not have a potentially significant variable interest in the funds.

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2023

The carrying value and maximum loss exposure for our unconsolidated VIEs were as follows:

		Maximum exposure to
	Asset carrying value	loss (1)
	(in millions)
December 31, 2023
Fixed maturities, available-for-sale:
Corporate	$364.9	$369.8
Residential mortgage-backed pass-through securities	2,824.9	2,959.8
Commercial mortgage-backed securities	4,743.4	5,391.6
Collateralized debt obligations (2)	5,397.8	5,459.0
Other debt obligations	7,879.4	8,976.2
Fixed maturities, trading:
Residential mortgage-backed pass-through securities	10.4	10.4
Commercial mortgage-backed securities	53.1	53.1
Collateralized debt obligations (2)	2.0	2.0
Other debt obligations	228.4	228.4
Other investments:
Other limited partnership and fund interests	1,661.2	2,954.3

December 31, 2022
Fixed maturities, available-for-sale:
Corporate	$111.8	$127.2
Residential mortgage-backed pass-through securities	2,170.9	2,362.1
Commercial mortgage-backed securities	4,827.5	5,529.7
Collateralized debt obligations (2)	4,560.2	4,813.4
Other debt obligations	6,483.3	7,537.2
Fixed maturities, trading:
Residential mortgage-backed pass-through securities	5.4	5.4
Commercial mortgage-backed securities	83.4	83.4
Collateralized debt obligations (2)	5.7	5.7
Other debt obligations	80.0	80.0
Other investments:
Other limited partnership and fund interests	1,088.5	1,765.4

(1)Our risk of loss is limited to our initial investment measured at amortized cost for fixed maturities, available-for-sale. Our risk of loss is limited to our investment measured at fair value for our fixed maturities, trading. Our risk of loss is limited to our carrying value plus any unfunded commitments and/or guarantees and similar provisions for our other investments. A carrying value of zero is used if distributions have been received in excess of our investment, resulting in a negative carrying value for the investment. Unfunded commitments are not liabilities on our consolidated statements of financial position because we are only required to fund additional equity when called upon to do so by the general partner or investment manager.
(2)Primarily consists of collateralized loan obligations backed by secured corporate loans.

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2023

5. Investments

Our investments include assets backing reserves as part of a coinsurance with funds withheld agreement. The funds withheld invested assets are reported within their respective line items, primarily consisting of fixed maturities available-for-sale, mortgage loans and other investments. See Note 13, Reinsurance, for more information on the funds withheld invested assets.

Fixed Maturities

    The amortized cost, gross unrealized gains and losses, allowance for credit loss and fair value of fixed maturities, available-for-sale were as follows:

		Gross	Gross	Allowance
	Amortized	unrealized	unrealized	for credit
	cost (1)	gains	losses	loss	Fair value
	(in millions)
December 31, 2023
Fixed maturities, available-for-sale:
U.S. government and agencies	$1,719.1	$19.3	$233.5	$—	$1,504.9
Non-U.S. governments	522.2	16.9	59.2	—	479.9
States and political subdivisions	7,493.9	45.4	926.0	—	6,613.3
Corporate	35,707.6	433.7	3,059.9	1.9	33,079.5
Residential mortgage-backed pass-through securities	2,959.8	25.7	160.6	—	2,824.9
Commercial mortgage-backed securities	5,391.6	1.6	649.8	—	4,743.4
Collateralized debt obligations (2)	5,379.6	45.0	26.8	—	5,397.8
Other debt obligations	8,447.2	42.2	602.8	0.1	7,886.5
Total fixed maturities, available-for-sale	$67,621.0	$629.8	$5,718.6	$2.0	$62,530.2

December 31, 2022
Fixed maturities, available-for-sale:
U.S. government and agencies	$1,964.6	$0.1	$248.8	$—	$1,715.9
Non-U.S. governments	565.3	18.9	63.8	—	520.4
States and political subdivisions	7,280.1	14.8	1,126.6	—	6,168.3
Corporate	37,495.4	219.5	4,530.1	—	33,184.8
Residential mortgage-backed pass-through securities	2,362.1	6.0	197.2	—	2,170.9
Commercial mortgage-backed securities	5,529.7	0.9	703.1	—	4,827.5
Collateralized debt obligations (2)	4,698.9	4.5	143.2	—	4,560.2
Other debt obligations	7,207.8	6.0	730.4	0.1	6,483.3
Total fixed maturities, available-for-sale	$67,103.9	$270.7	$7,743.2	$0.1	$59,631.3

(1)Amortized cost excludes accrued interest receivable of $616.0 million and $575.8 million as of December 31, 2023 and 2022, respectively.
(2)Primarily consists of collateralized loan obligations backed by secured corporate loans.

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2023

The amortized cost and fair value of fixed maturities available-for-sale as of December 31, 2023, by expected maturity, were as follows:

	Amortized cost	Fair value
	(in millions)
Due in one year or less	$1,298.4	$1,282.2
Due after one year through five years	8,486.2	8,285.1
Due after five years through ten years	9,209.3	8,675.0
Due after ten years	26,448.9	23,435.3
Subtotal	45,442.8	41,677.6
Mortgage-backed and other asset-backed securities	22,178.2	20,852.6
Total	$67,621.0	$62,530.2

Actual maturities may differ because borrowers may have the right to call or prepay obligations. Our portfolio is diversified by industry, issuer and asset class. Credit concentrations are managed to established limits.

Net Investment Income

    The major components of net investment income are shown below and are net of amounts on funds withheld invested assets that are passed directly to the reinsurers. See Note 13, Reinsurance, for further details.

	For the year ended December 31,
	2023	2022	2021
	(in millions)
Fixed maturities, available-for-sale	$2,230.0	$1,734.4	$2,483.8
Fixed maturities, trading	32.4	19.6	8.7
Equity securities	3.5	(35.4)	1.7
Mortgage loans	661.5	619.9	692.4
Real estate	177.2	276.2	194.4
Policy loans	39.1	34.4	36.2
Cash and cash equivalents	148.2	37.6	1.7
Derivatives	38.6	171.3	28.2
Other	231.6	194.8	362.0
Total	3,562.1	3,052.8	3,809.1
Investment expenses	(276.6)	(200.4)	(175.4)
Net investment income	$3,285.5	$2,852.4	$3,633.7

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2023

Net Realized Capital Gains and Losses

The major components of net realized capital gains (losses) on investments are shown below and are net of amounts on funds withheld invested assets that are passed directly to the reinsurers. See Note 13, Reinsurance, for further details. The amounts below do not include net realized capital gains (losses) on funds withheld assets that are not passed to the reinsurers, which are separately reported on the consolidated statements of operations. Net realized capital gains (losses) on funds withheld assets includes gains (losses) realized upon sale of assets put into the funds withheld at the start of the Reinsurance Transactions for the unrealized gains (losses) on the date of transfer into the funds withheld, the change in the valuation allowance on funds withheld commercial mortgage loans and unrealized gains and losses related to the change in fair value of funds withheld fixed maturities, trading and equity securities.

	For the year ended December 31,
	2023	2022	2021
	(in millions)
Fixed maturities, available-for-sale:
Gross gains	$46.8	$38.9	$50.4
Gross losses	(134.8)	(120.7)	(26.9)
Net credit losses (1)	(31.3)	(11.5)	(34.5)
Hedging, net	2.2	(0.7)	(9.5)
Fixed maturities, trading (2)	0.7	(8.6)	(6.6)
Equity securities (3)	0.7	(7.4)	(0.5)
Mortgage loans (4)	(133.8)	(74.1)	5.3
Derivatives	(5.3)	154.7	126.4
Other	100.1	112.7	8.0
Net realized capital gains (losses)	$(154.7)	$83.3	$112.1

(1)Net credit losses include adjustments to the credit loss valuation allowance, write-offs and recoveries on available-for-sale securities.
(2)Unrealized losses on fixed maturities, trading still held at the reporting date were $(0.2) million, $(7.8) million and $(6.4) million for the years ended December 31, 2023, 2022 and 2021, respectively. This excludes $(2.9) million, $16.6 million and $0.0 million in unrealized gains (losses) for the years ended December 31, 2023, 2022 and 2021, respectively, that were reported in market risk benefit remeasurement (gain) loss and $6.8 million, $(1.4) million and $0.0 million of unrealized gains (losses) for the years ended December 31, 2023, 2022 and 2021, respectively, that were reported in net realized capital gains (losses) on funds withheld assets.
(3)Unrealized gains (losses) on equity securities still held at the reporting date were $0.7 million, $(7.1) million and $(0.1) million for the years ended December 31, 2023, 2022 and 2021, respectively. This excludes $1.7 million, $(1.7) million and $0.0 million unrealized gains (losses) for the years ended December 31, 2023, 2022 and 2021, respectively, that were reported in net realized capital gains (losses) on funds withheld assets.
(4)Net realized capital gains (losses) on mortgage loans include losses related to the deconsolidation of residential mortgage loan trusts in both 2023 and 2022.

Proceeds from sales of investments (excluding call and maturity proceeds) in fixed maturities, available-for-sale were $4,950.4 million, $12,273.0 million and $1,609.0 million in 2023, 2022 and 2021, respectively.

Allowance for Credit Loss

We have a process in place to identify fixed maturity securities that could potentially require an allowance for credit loss. This process involves monitoring market events that could impact issuers’ credit ratings, business climate, management changes, litigation and government actions and other similar factors. This process also involves monitoring late payments, pricing levels, downgrades by rating agencies, key financial ratios, financial statements, revenue forecasts and cash flow projections as indicators of credit issues.

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2023

Each reporting period, all securities in an unrealized loss position are reviewed to determine whether a decline in value is due to credit. Relevant facts and circumstances considered include: (1) the extent the fair value is below cost; (2) the reasons for the decline in value; (3) the financial position and access to capital of the issuer, including the current and future impact of any specific events and (4) for structured securities, the adequacy of the expected cash flows. To the extent we determine an unrealized loss is due to credit, an allowance for credit loss is recognized through a reduction to net income.

We estimate the amount of the allowance for credit loss as the difference between amortized cost and the present value of the expected cash flows of the security. The present value is determined using the best estimate cash flows discounted at the effective interest rate implicit to the security at the date of purchase or the current yield to accrete an asset-backed or floating rate security. The methodology and assumptions for establishing the best estimate cash flows vary depending on the type of security. The ABS cash flow estimates are based on security specific facts and circumstances that may include collateral characteristics, expectations of delinquency and default rates, loss severity and prepayment speeds and structural support, including subordination and guarantees. The corporate security cash flow estimates are derived from scenario-based outcomes of expected corporate restructurings or liquidations using bond specific facts and circumstances including timing, security interests and loss severity. We do not measure a credit loss allowance on accrued interest receivable because we write off the accrued interest receivable balance to net investment income in a timely manner when we have concern regarding collectability.

Amounts on fixed maturities, available-for-sale deemed to be uncollectible are written off and removed from the allowance for credit loss. A write-off may also occur if we intend to sell a security or whether it is more likely than not we will be required to sell the security before the recovery of its amortized cost which, in some cases, may extend to maturity.

A rollforward of the allowance for credit loss by major security type was as follows.

	For the year ended December 31, 2023
					Residential
					mortgage-
					backed	Commercial	Collateralized
	U.S.		States and		pass-	mortgage-	debt	Other
	government	Non-U.S.	political		through	backed	obligations	debt
	and agencies	governments	subdivisions	Corporate	securities	securities	(1)	obligations	Total
	(in millions)
Beginning
balance	$—	$—	$—	$—	$—	$—	$—	$0.1	$0.1
Additions for
credit losses
not previously
recorded	—	—	—	5.7	—	—	—	—	5.7
Write-offs
charged against
allowance	—	—	—	(3.8)	—	—	—	—	(3.8)
Ending balance	$—	$—	$—	$1.9	$—	$—	$—	$0.1	$2.0

Accrued interest
written off to
net investment
income	$—	$—	$—	$0.1	$—	$—	$—	$—	$0.1

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2023

	For the year ended December 31, 2022
					Residential
					mortgage-
					backed	Commercial	Collateralized
	U.S.		States and		pass-	mortgage-	debt	Other
	government	Non-U.S.	political		through	backed	obligations	debt
	and agencies	governments	subdivisions	Corporate	securities	securities	(1)	obligations	Total
	(in millions)
Beginning
balance	$—	$—	$—	$4.5	$—	$0.3	$—	$0.1	$4.9
Reductions for
securities sold
during the
period	—	—	—	(8.7)	—	—	—	—	(8.7)
Additional
increases
(decreases)
for credit
losses on
securities with
an allowance
recorded in the
previous period	—	—	—	4.2	—	—	—	—	4.2
Write-offs
charged against
allowance	—	—	—	—	—	(0.3)	—	—	(0.3)
Ending balance	$—	$—	$—	$—	$—	$—	$—	$0.1	$0.1

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2023

	For the year ended December 31, 2021
					Residential
					mortgage-
					backed	Commercial	Collateralized
	U.S.		States and		pass-	mortgage-	debt	Other
	government	Non-U.S.	political		through	backed	obligations	debt
	and agencies	governments	subdivisions	Corporate	securities	securities	(1)	obligations	Total
	(in millions)
Beginning
balance	$—	$—	$—	$—	$—	$4.3	$2.2	$—	$6.5
Additions for
credit losses
not previously
recorded	—	—	—	16.9	—	0.4	—	0.1	17.4
Reductions for
securities sold
during the
period	—	—	—	(12.4)	—	—	—	—	(12.4)
Additional
increases
(decreases)
for credit
losses on
securities with
an allowance
recorded in the
previous period	—	—	—	—	—	2.4	0.4	—	2.8
Write-offs
charged against
allowance	—	—	—	—	—	(6.8)	(2.6)	—	(9.4)
Ending balance	$—	$—	$—	$4.5	$—	$0.3	$—	$0.1	$4.9

Accrued interest
written off to
net investment
income	$—	$—	$—	$0.2	$—	$—	$—	$—	$0.2

(1)Primarily consists of collateralized loan obligations backed by secured corporate loans.

During 2022, we did not write off any accrued interest to net investment income.

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2023

Available-for-Sale Securities in Unrealized Loss Positions Without an Allowance for Credit Loss

    For available-for-sale securities with unrealized losses for which an allowance for credit loss has not been recorded, the gross unrealized losses and fair value, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position were as follows:

	December 31, 2023
	Less than		Greater than or
	twelve months		equal to twelve months		Total
		Gross		Gross		Gross
	Fair	unrealized	Fair	unrealized	Fair	unrealized
	value	losses	value	losses	value	losses
	(in millions)
Fixed maturities, available-for-sale (1):
U.S. government and agencies	$315.3	$3.1	$974.2	$230.5	$1,289.5	$233.6
Non-U.S. governments	41.9	1.7	307.9	57.5	349.8	59.2
States and political subdivisions	596.6	19.0	5,011.7	906.9	5,608.3	925.9
Corporate	2,540.5	89.7	22,305.9	2,968.9	24,846.4	3,058.6
Residential mortgage-backed pass-
through securities	472.9	2.9	1,275.6	157.7	1,748.5	160.6
Commercial mortgage-backed
securities	280.3	4.1	4,160.3	645.6	4,440.6	649.7
Collateralized debt obligations (2)	404.8	1.5	2,296.3	25.3	2,701.1	26.8
Other debt obligations	1,183.7	18.5	4,386.0	584.2	5,569.7	602.7
Total fixed maturities, available-for-sale	$5,836.0	$140.5	$40,717.9	$5,576.6	$46,553.9	$5,717.1

(1)Fair value and gross unrealized losses are excluded for available-for-sale securities for which an allowance for credit loss has been recorded.
(2)Primarily consists of collateralized loan obligations backed by secured corporate loans.

Of the available-for-sale fixed maturities within our consolidated portfolio in a gross unrealized loss position, 94% were investment grade (rated AAA through BBB-) with an average price of 89 (carrying value/amortized cost) as of December 31, 2023. Gross unrealized losses in our fixed maturities portfolio decreased during the year ended December 31, 2023, primarily due to a tightening of credit spreads.
For those securities that had been in a continuous unrealized loss position for less than twelve months, our consolidated portfolio held 983 securities reflecting an average price of 98 as of December 31, 2023. Of this portfolio, 91% was investment grade (rated AAA through BBB-) as of December 31, 2023, with associated unrealized losses of $131.2 million. The unrealized losses on these securities can primarily be attributed to changes in market interest rates and changes in credit spreads since the securities were acquired.

For those securities that had been in a continuous unrealized loss position greater than or equal to twelve months, our consolidated portfolio held 7,042 securities reflecting an average price of 88 and an average credit rating of A as of December 31, 2023. Corporate securities with unrealized losses had an average price of 88 and an average credit rating of BBB+. States and political subdivisions securities with unrealized losses had an average price of 85 and an average credit rating of AA-. Commercial mortgage-backed securities with unrealized losses had an average price of 87 and an average credit rating of AA. Collateralized mortgage obligation securities with unrealized losses had an average price of 85 and an average credit rating of AAA. The unrealized losses on these securities can primarily be attributed to changes in market interest rates and changes in credit spreads since the securities were acquired.

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2023

Because we expected to recover our amortized cost, we did not record an allowance for credit loss on these securities as of December 31, 2023. Because it was not our intent to sell the fixed maturity available-for-sale securities with unrealized losses and it was not more likely than not that we would be required to sell these securities before recovery of the amortized cost, which may be at maturity, we did not write down these investments to fair value.

	December 31, 2022
	Less than		Greater than or
	twelve months		equal to twelve months		Total
		Gross		Gross		Gross
	Fair	unrealized	Fair	unrealized	Fair	unrealized
	value	losses	value	losses	value	losses
	(in millions)
Fixed maturities, available-for-sale (1):
U.S. government and agencies	$1,505.5	$207.0	$180.4	$41.8	$1,685.9	$248.8
Non-U.S. governments	373.0	56.7	19.9	7.1	392.9	63.8
States and political subdivisions	5,243.6	999.7	387.8	126.9	5,631.4	1,126.6
Corporate	26,668.2	3,875.1	2,625.4	654.9	29,293.6	4,530.0
Residential mortgage-backed pass-
through securities	1,201.7	97.6	574.8	104.7	1,776.5	202.3
Commercial mortgage-backed
securities	3,622.3	480.7	1,113.9	220.9	4,736.2	701.6
Collateralized debt obligations (2)	2,830.1	88.8	1,327.2	54.4	4,157.3	143.2
Other debt obligations	3,412.6	290.7	2,266.7	434.4	5,679.3	725.1
Total fixed maturities, available-for-sale	$44,857.0	$6,096.3	$8,496.1	$1,645.1	$53,353.1	$7,741.4

(1)Fair value and gross unrealized losses are excluded for available-for-sale securities for which an allowance for credit loss has been recorded.
(2)Primarily consists of collateralized loan obligations backed by secured corporate loans.

Of the available-for-sale fixed maturities within our consolidated portfolio in a gross unrealized loss position, 94% were investment grade (rated AAA through BBB-) with an average price of 87 (carrying value/amortized cost) as of December 31, 2022. Gross unrealized losses in our fixed maturities portfolio increased during the year ended December 31, 2022, primarily due to an increase in interest rates and a widening of credit spreads.
For those securities that had been in a continuous unrealized loss position for less than twelve months, our consolidated portfolio held 7,589 securities reflecting an average price of 88 as of December 31, 2022. Of this portfolio, 95% was investment grade (rated AAA through BBB-) as of December 31, 2022, with associated unrealized losses of $5,920.4 million. The unrealized losses on these securities can primarily be attributed to changes in market interest rates and changes in credit spreads since the securities were acquired.

For those securities that had been in a continuous unrealized loss position greater than or equal to twelve months, our consolidated portfolio held 1,654 securities reflecting an average price of 84 and an average credit rating of AA- as of December 31, 2022. Corporate securities with unrealized losses had an average price of 80 and an average credit rating of BBB+. Collateralized mortgage obligation securities with unrealized losses had an average price of 81 and an average credit rating of AAA. Commercial mortgage-backed securities with unrealized losses had an average price of 83 and an average credit rating of AA+. States and political subdivisions securities with unrealized losses had an average price of 75 and an average credit rating of AA-. The unrealized losses on these securities can primarily be attributed to changes in market interest rates and changes in credit spreads since the securities were acquired.

Because we expected to recover our amortized cost, we did not record an allowance for credit loss on these securities as of December 31, 2022. Because it was not our intent to sell the fixed maturity available-for-sale securities with unrealized losses and it was not more likely than not that we would be required to sell these securities before recovery of the amortized cost, which may be at maturity, we did not write down these investments to fair value.

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2023

Net Unrealized Gains and Losses on Available-for-Sale Securities and Derivative Instruments

    The net unrealized gains and losses on investments in available-for-sale securities and the net unrealized gains and losses on derivative instruments in cash flow hedge relationships are reported as separate components of stockholder’s equity. The cumulative amount of net unrealized gains and losses on available-for-sale securities and derivative instruments in cash flow hedge relationships net of adjustments related to actuarial balances, policyholder liabilities, noncontrolling interest and applicable income taxes was as follows:

	December 31, 2023	December 31, 2022
	(in millions)
Net unrealized losses on fixed maturities, available-for-sale (1)	$(5,128.4)	$(7,552.6)
Net unrealized gains (losses) on derivative instruments	(1.6)	50.7
Adjustments for assumed changes in amortization patterns	(5.2)	(1.8)
Adjustments for assumed changes in policyholder liabilities	1.4	0.5
Net unrealized gains on other investments and noncontrolling interest
adjustments	2.9	2.9
Provision for deferred income tax benefits	1,099.6	1,601.5
Net unrealized losses on available-for-sale securities and derivative instruments	$(4,031.3)	$(5,898.8)

(1)Excludes net unrealized gains (losses) on fixed maturities, available-for-sale included in fair value hedging relationships.

Financing Receivables

Mortgage Loans

Mortgage loans consist of commercial and residential mortgage loans. Our commercial mortgage loan portfolio consists primarily of non-recourse, fixed rate mortgages on stabilized properties. Our residential mortgage loan portfolio is composed of first lien and home equity mortgages.

Commercial and residential mortgage loans are generally reported at cost adjusted for amortization of premiums and accrual of discounts, computed using the interest method and net of valuation allowances. Amortized cost excludes accrued interest receivable. Interest income is accrued on the principal amount of the loan based on the loan's contractual interest rate. Interest income, as well as prepayment of fees and the amortization of the related premium or discount, is reported in net investment income on the consolidated statements of operations. Accrued interest receivable is reported in accrued investment income on the consolidated statements of financial position. Any changes in the loan valuation allowances are reported in net realized capital gains (losses) on the consolidated statements of operations. Further details relating to our valuation allowance are included under the caption “Financing Receivables Valuation Allowance.”

Reinsurance Recoverable and Deposit Receivable

Our reinsurance recoverables include amounts due from reinsurers for paid or unpaid claims, claims incurred but not reported or policy benefits. We cede life, disability, medical and long-term care insurance as well as fixed annuity contracts with significant life insurance risk to other insurance companies through reinsurance. Deposit receivables include amounts due from the reinsurer for fixed annuity contracts without significant life insurance risk recorded using the deposit method of accounting.

Other Loans

Our other loans include consumer, auto and other loans (“other loans”) of a consolidated VIE for which the fair value option was elected as well as consumer loans for which the fair value option was not elected. Other loans are generally subject to amortized cost accounting and a valuation allowance if the fair value option is not elected. Other loans are reported as a component of other investments in the consolidated statements of financial position.

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2023

Credit Quality Information for Financing Receivables

The amortized cost of our financing receivables by credit risk and vintage was as follows:

	December 31, 2023
	2023	2022	2021	2020	2019	Prior	Total
	(in millions)
Commercial mortgage
loans:
A- and above	$667.4	$1,214.8	$2,271.5	$1,535.8	$1,921.0	$5,447.2	$13,057.7
BBB+ thru BBB-	282.6	356.8	343.0	203.3	309.9	886.9	2,382.5
BB+ thru BB-	110.6	142.1	—	—	35.3	234.6	522.6
B+ and below	—	—	—	—	83.5	53.9	137.4
Total	$1,060.6	$1,713.7	$2,614.5	$1,739.1	$2,349.7	$6,622.6	$16,100.2

Residential mortgage
loans:
Performing	$456.3	$1,023.4	$1,272.5	$150.4	$86.8	$253.6	$3,243.0
Non-performing	—	2.1	4.0	—	1.8	2.3	10.2
Total	$456.3	$1,025.5	$1,276.5	$150.4	$88.6	$255.9	$3,253.2

Other loans:
Performing	$168.5	$—	$—	$—	$—	$—	$168.5
Non-performing	—	—	—	—	—	0.1	0.1
Total	$168.5	$—	$—	$—	$—	$0.1	$168.6

Reinsurance recoverable and deposit receivable							$24,427.9

	December 31, 2022
	2022	2021	2020	2019	2018	Prior	Total
	(in millions)
Commercial mortgage
loans:
A- and above	$995.9	$2,182.5	$1,753.8	$2,177.2	$2,130.8	$4,555.1	$13,795.3
BBB+ thru BBB-	371.8	412.8	149.7	391.6	222.6	676.4	2,224.9
BB+ thru BB-	104.0	—	—	—	8.9	66.5	179.4
B+ and below	—	—	—	—	8.3	35.5	43.8
Total	$1,471.7	$2,595.3	$1,903.5	$2,568.8	$2,370.6	$5,333.5	$16,243.4

Residential mortgage
loans:
Performing	$1,101.4	$1,669.1	$364.5	$99.2	$51.2	$253.6	$3,539.0
Non-performing	8.0	4.7	1.8	1.0	0.6	4.4	20.5
Total	$1,109.4	$1,673.8	$366.3	$100.2	$51.8	$258.0	$3,559.5

Reinsurance recoverable and deposit receivable							$21,445.0

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2023

The amortized cost of commercial mortgage loans, residential mortgage loans and other loans excluded accrued interest receivable of $57.1 million, $10.3 million and $1.6 million, respectively, as of December 31, 2023, and $55.9 million, $9.8 million and $0.0 million, respectively, as of December 31, 2022.
Financing Receivables Credit Monitoring

Commercial Mortgage Loan Credit Risk Profile Based on Internal Rating

We actively monitor and manage our commercial mortgage loan portfolio. All commercial mortgage loans are analyzed regularly and substantially all are internally rated, based on a proprietary risk rating cash flow model, in order to monitor the financial quality of these assets. The model stresses expected cash flows at various levels and at different points in time depending on the durability of the income stream, which includes our assessment of factors such as location (macro and micro markets), tenant quality and lease expirations. Our internal rating analysis presents expected losses in terms of an S&P Global (“S&P”) bond equivalent rating for commercial mortgage loans. As the credit risk for commercial mortgage loans increases, we adjust our internal ratings downward with loans in the category “B+ and below” having the highest risk for credit loss. Internal ratings on commercial mortgage loans are updated at least annually and potentially more often for certain loans with material changes in collateral value or occupancy and for loans on an internal “watch list”.

Commercial mortgage loans that require more frequent and detailed attention are identified and placed on an internal “watch list”. Among the criteria that may indicate a potential problem are significant negative changes in ratios of loan to value or contract rents to debt service, major tenant vacancies or bankruptcies, borrower sponsorship problems, late payments, delinquent taxes and loan relief/restructuring requests.

Residential Mortgage Loan Credit Risk Profile Based on Performance Status

Our residential mortgage loan portfolio is monitored based on performance of the loans. Monitoring on a residential mortgage loan increases when the loan is delinquent or earlier if there is an indication of potential impairment. We define non-performing residential mortgage loans as loans 90 days or greater delinquent or on non-accrual status.

Other Loans Credit Risk Profile Based on Performance Status

Our other loans are monitored based on performance of the loans. Monitoring on other loans increases when the loan is delinquent or earlier if there is an indication of potential impairment.

Non-Accrual Financing Receivables

Financing receivables are placed on non-accrual status if we have concern regarding the collectability of future payments or if a financing receivable has matured without being paid off or extended. Factors considered may include conversations with the borrower, loss of major tenant, bankruptcy of borrower or major tenant, decreased property cash flow for commercial mortgage loans or number of days past due and other circumstances for residential mortgage loans. Based on an assessment as to the collectability of the principal, a determination is made to apply any payments received either against the principal, against the valuation allowance or according to the contractual terms. When a financing receivable is placed on non-accrual status, the accrued unpaid interest receivable is reversed against interest income. Accrual of interest resumes after factors resulting in doubts about collectability have improved.

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2023

The amortized cost of financing receivables on non-accrual status was as follows:

	December 31, 2023
			Amortized cost
	Beginning	Ending	of nonaccrual
	amortized cost	amortized cost	assets without
	on nonaccrual	on nonaccrual	a valuation
	status	status	allowance
	(in millions)
Commercial mortgage loans	$43.8	$53.9	$—
Residential mortgage loans	16.0	8.2	0.5
Total	$59.8	$62.1	$0.5

	December 31, 2022
			Amortized cost
	Beginning	Ending	of nonaccrual
	amortized cost	amortized cost	assets without
	on nonaccrual	on nonaccrual	a valuation
	status	status	allowance
	(in millions)
Commercial mortgage loans	$8.7	$43.8	$—
Residential mortgage loans	3.4	16.0	0.6
Total	$12.1	$59.8	$0.6

    Interest income recognized on non-accrual financing receivables was as follows:

	For the year ended December 31,
	2023	2022	2021
	(in millions)

Commercial mortgage loans	$1.2	$0.9	$0.5
Total	$1.2	$0.9	$0.5

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2023

The aging of our financing receivables, based on amortized cost, was as follows:

	December 31, 2023
			90 days or				90 days or
	30-59 days	60-89 days	more past	Total past			more and
	past due	past due	due	due	Current	Total (1)	accruing
	(in millions)
Commercial mortgage loans	$—	$—	$7.9	$7.9	$16,092.3	$16,100.2	$—
Residential mortgage loans	8.5	1.8	8.7	19.0	3,234.2	3,253.2	2.0
Other loans	1.0	0.5	0.7	2.2	166.4	168.6	0.6
Total	$9.5	$2.3	$17.3	$29.1	$19,492.9	$19,522.0	$2.6

	December 31, 2022
			90 days or				90 days or
	30-59 days	60-89 days	more past	Total past			more and
	past due	past due	due	due	Current	Total (1)	accruing
	(in millions)
Commercial mortgage loans	$—	$—	$8.3	$8.3	$16,235.1	$16,243.4	$—
Residential mortgage loans	35.9	2.4	12.4	50.7	3,508.8	3,559.5	4.4
Total	$35.9	$2.4	$20.7	$59.0	$19,743.9	$19,802.9	$4.4

(1)As of both December 31, 2023 and 2022, no reinsurance recoverables or deposit receivables were considered past due.

Financing Receivables Valuation Allowance

We establish a valuation allowance to provide for the risk of credit losses inherent in our financing receivables. The valuation allowance is maintained at a level believed adequate by management to absorb estimated expected credit losses. The valuation allowance is based on amortized cost excluding accrued interest receivable and includes reserves for pools of financing receivables with similar risk characteristics. We do not measure a credit loss allowance on accrued interest receivable because we write off the uncollectible accrued interest receivable balance to net investment income in a timely manner, generally within 90 days. During 2023 and 2022, we did not write off any commercial mortgage loan accrued interest or residential mortgage loan accrued interest.

For commercial and residential mortgage loans, management's periodic evaluation and assessment of the valuation allowance adequacy is based on known and inherent risks in the portfolio, adverse situations that may affect a borrower's ability to repay, the estimated value of the underlying collateral, composition of the portfolio, portfolio delinquency information, underwriting standards, peer group information, current and forecasted economic conditions, loss experience and other relevant factors. For reinsurance recoverables and deposit receivables, management’s periodic evaluation and assessment of the valuation allowance adequacy is based on known and inherent risks, adverse situations that may affect a reinsurer’s ability to repay, current and forecasted economic conditions, industry loss experience and other relevant factors.

Our commercial mortgage loans are pooled by risk rating level with an estimated loss ratio applied against each risk rating level. The loss ratio is generally based upon historical loss experience for each risk rating level as adjusted for certain current and forecasted environmental factors management believes to be relevant. Environmental factors are forecasted for two years or less with immediate reversion to historical experience. A commercial mortgage loan is evaluated individually if it does not continue to share similar risk characteristics of a pool. We analyze the need for an individual evaluation for any commercial mortgage loan that is delinquent for 60 days or more, in process of foreclosure, restructured, on the internal “watch list” or that currently is evaluated individually.

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2023

We estimate expected credit losses for certain commercial mortgage loan commitments where we have a contractual obligation to extend credit. The expected credit losses are estimated based on the commercial mortgage loan valuation allowance process described previously, adjusted for probability of funding. The estimated expected credit losses for commercial mortgage loan commitments are reported in other liabilities on the consolidated statements of financial position. The change in the credit loss liability for commitments is included in net realized capital gains (losses) on the consolidated statements of operations. Once funded, expected credit losses for commercial mortgage loans are included within the commercial mortgage loan valuation allowance described previously.

We evaluate residential mortgage loans based on aggregated risk factors and historical loss experience by pool type. We adjust these quantitative factors for qualitative factors of present and forecasted conditions. Qualitative factors include items such as economic and business conditions, changes in the portfolio, value of underlying collateral and concentrations. A residential mortgage loan is evaluated individually if it does not continue to share similar risk characteristics of a pool. We analyze the need for an individual evaluation for any residential mortgage loan that is delinquent for 60 days or more, in process of foreclosure, restructured, on the internal “watch list” or that currently is evaluated individually.

As discussed previously, commercial and residential mortgage loans are evaluated individually if the asset does not continue to share similar risk characteristics of a pool. When we determine a commercial or residential mortgage loan is probable of foreclosure, a valuation allowance is established equal to the difference between the carrying amount of the mortgage loan and the estimated value of the collateral reduced by the cost to sell. For certain commercial mortgage loans where repayment is expected to be provided substantially through the operation or sale of the collateral and the borrower is experiencing financial difficulty, we elect to establish a valuation allowance equal to the difference between the carrying amount of the mortgage loan and the estimated value of the real estate collateral, which may be reduced by the cost to sell. Estimated value may also be based on either the present value of the expected future cash flows discounted at the asset's effective interest rate or the asset's observable market price. Subsequent changes in the estimated value are reflected in the valuation allowance. Amounts on financing receivables deemed to be uncollectible are charged off and removed from the valuation allowance. The change in the valuation allowance for loans is included in net realized capital gains (losses) on the consolidated statements of operations.

Our reinsurance recoverables and deposit receivable are pooled by reinsurer risk rating with an estimated loss ratio applied against each risk rating level. The loss ratio is generally based upon industry historical loss experience and expected recovery timing as adjusted for certain current and forecasted environmental factors management believes to be relevant. Environmental factors are forecasted for five years or less with immediate reversion to industry historical experience. A reinsurance recoverable or deposit receivable is evaluated individually if it does not continue to share similar risk characteristics of a pool. We analyze the need for an individual evaluation for any reinsurance recoverable or deposit receivable based on past due payments and changes in reinsurer risk ratings. The change in the valuation allowance for reinsurance recoverables and deposit receivable is included in benefits, claims and settlement expenses on the consolidated statements of operations.

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2023

A rollforward of our valuation allowance was as follows:

	For the year ended December 31, 2023
	Commercial	Residential
	mortgage	mortgage	Reinsurance
	loans	loans	recoverables	Total
	(in millions)
Beginning balance	$75.5	$5.0	$2.7	$83.2
Provision	50.6	—	0.5	51.1
Charge-offs	—	(0.4)	—	(0.4)
Recoveries	—	1.5	—	1.5
Ending balance	$126.1	$6.1	$3.2	$135.4

	For the year ended December 31, 2022
	Commercial	Residential
	mortgage	mortgage	Reinsurance
	loans	loans	recoverables	Total
	(in millions)
Beginning balance	$42.0	$1.7	$2.7	$46.4
Provision	33.5	1.2	—	34.7
Charge-offs	—	(0.2)	—	(0.2)
Recoveries	—	2.3	—	2.3
Ending balance	$75.5	$5.0	$2.7	$83.2

	For the year ended December 31, 2021
	Commercial	Residential
	mortgage	mortgage	Reinsurance
	loans	loans	recoverables	Total
	(in millions)
Beginning balance	$40.5	$5.7	$2.7	$48.9
Provision (1)	1.5	(7.2)	—	(5.7)
Charge-offs	—	(0.5)	—	(0.5)
Recoveries	—	3.7	—	3.7
Ending balance	$42.0	$1.7	$2.7	$46.4

(1)During the year ended December 31, 2021, certain valuation allowances for residential mortgage loans were released. This release was a result of further adjustments to our current and forecasted environmental factors management believed to be relevant as global economic activity improved from previously adverse impacts due to COVID-19.

For the years ended December 31, 2023, 2022 and 2021, no allowance was recorded for other loans.

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2023

Mortgage Loans

We periodically purchase mortgage loans as well as sell mortgage loans we have originated. Mortgage loans purchased and sold were as follows:

	For the year ended December 31,
	2023	2022	2021
	(in millions)
Commercial mortgage loans:
Purchased	$108.1	$261.3	$—
Residential mortgage loans:
Purchased (1)	505.6	1,805.2	2,272.4
Sold	99.3	512.8	—

(1) Includes mortgage loans purchased by residential mortgage loan VIEs.

Our commercial mortgage loan portfolio is diversified by geographic region and specific collateral property type as follows:

	December 31, 2023		December 31, 2022
	Amortized	Percent	Amortized	Percent
	cost	of total	cost	of total
	($ in millions)
Geographic distribution
New England	$367.6	2.3%	$513.3	3.2%
Middle Atlantic	4,525.0	28.1	4,518.8	27.8
East North Central	584.5	3.6	653.9	4.0
West North Central	336.9	2.1	371.9	2.3
South Atlantic	2,768.8	17.2	2,565.5	15.8
East South Central	430.3	2.7	340.6	2.1
West South Central	1,272.0	7.9	1,208.8	7.4
Mountain	825.9	5.1	940.9	5.8
Pacific	4,989.2	31.0	5,129.7	31.6
Total	$16,100.2	100.0%	$16,243.4	100.0%

Property type distribution
Office	$3,651.5	22.7%	$4,331.8	26.7%
Retail	1,457.4	9.1	1,502.5	9.2
Industrial	3,526.7	21.9	3,246.4	20.0
Apartments	7,148.5	44.4	6,848.3	42.2
Hotel	68.6	0.4	72.5	0.4
Mixed use/other	247.5	1.5	241.9	1.5
Total	$16,100.2	100.0%	$16,243.4	100.0%

Mortgage Loan Modifications
Our commercial and residential mortgage loan portfolios include loans that have been modified. We assess loan modifications that are related to our borrowers experiencing financial difficulty in the form of principal forgiveness, an interest rate reduction, an other-than-insignificant payment delay, or a term extension (or a combination thereof). Generally, an assessment of whether a borrower is experiencing financial difficulty is made on the date of the modification.

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2023

The financing receivables valuation allowance utilizes an estimate of lifetime expected credit losses and it is recorded on each loan upon origination or acquisition. The starting point for the estimate of the valuation allowance is historical loss information, which includes losses from modification of receivables to borrowers experiencing financial difficulty. Because the effect of most modifications made to borrowers experiencing financial difficulty is already included in the valuation allowance because of the measurement methodologies used to estimate the allowance, a change to the valuation allowance is generally not recorded upon modification.

Occasionally, a modification of a loan from a borrower experiencing financial difficulty is in the form of principal forgiveness. When principal forgiveness is provided as a modification, the amount of the principal forgiven is deemed uncollectible. Therefore, that portion of the loan is written off, which results in a reduction of the amortized cost and a corresponding adjustment to the valuation allowance.

In some cases, we modify a loan by providing multiple types of concessions. Typically, one type of concession, such as a term extension, is granted initially. If the borrower continues to experience financial difficulty, another concession, such as principal forgiveness may be granted.

We did not have any significant mortgage loans that were modified for the year ended December 31, 2023.

Troubled Debt Restructuring

Prior to the implementation of authoritative guidance in 2023, we assessed loan modifications on a case-by-case basis to evaluate whether a TDR has occurred. When we had commercial mortgage loan TDRs, they were modified to delay or reduce principal payments and to reduce or delay interest payments. The commercial mortgage loan modifications result in delayed cash receipts, a decrease in interest income and loan rates that were considered below market. When we had residential mortgage loan TDRs, they included modifications of interest-only payment periods, delays in principal balloon payments and interest rate reductions. Residential mortgage loan modifications resulted in delayed or decreased cash receipts and a decrease in interest income.

When we had commercial mortgage loan TDRs, they were reserved for in the mortgage loan valuation allowance at the estimated fair value of the underlying collateral reduced by the cost to sell.

When we had residential mortgage loan TDRs, they were specifically reserved for in the mortgage loan valuation allowance if losses resulted from the modification. Residential mortgage loans that had defaulted or had been discharged through bankruptcy were reduced to the expected collectible amount.

The following table includes information about outstanding loans that were modified and met the criteria of a TDR during the periods indicated.

	For the year ended December 31, 2022
	TDRs		TDRs in payment default
	Number of	Recorded	Number of	Recorded
	contracts	investment	contracts	investment
		(in millions)		(in millions)
Commercial mortgage loans	1	$35.5	—	$—
Total	1	$35.5	—	$—

We did not have any significant loans that were modified and met the criteria of a TDR for the year ended December 31, 2021.

Real Estate

    Depreciation expense on invested real estate was $69.8 million, $66.1 million and $67.4 million in 2023, 2022 and 2021, respectively. Accumulated depreciation was $749.6 million and $708.5 million as of December 31, 2023 and 2022, respectively.

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2023

Other Investments

    Other investments include interests in unconsolidated entities, joint ventures and partnerships and properties owned jointly with venture partners and operated by the partners. Such investments are generally accounted for using the equity method. In applying the equity method, we record our share of income or loss reported by the equity investees in net investment income. Summarized financial information for these unconsolidated entities was as follows:

		December 31,
		2023	2022
		(in millions)
Total assets		$119,329.9	$128,765.7
Total liabilities		16,131.8	12,335.4
Total equity		$103,198.1	$116,430.3
Net investment in unconsolidated entities		$1,869.9	$1,275.5

	For the year ended December 31,
	2023	2022	2021
	(in millions)
Total revenues	$2,555.9	$36,915.1	$17,674.2
Net income	(3,110.6)	33,194.6	14,083.1
Our share of net income of unconsolidated entities	151.0	119.5	229.6

In addition, other investments include other loans. See the captions “Financing Receivables” and “Financing Receivables Valuation Allowance” for further details related to our valuation of other loans.

Furthermore, other investments include $1,186.3 million and $1,115.6 million of cash surrender value of company owned life insurance as of December 31, 2023 and 2022, respectively.

Derivative assets are carried at fair value and reported as a component of other investments. See Note 6, Derivative Financial Instruments, for further details.

Securities Posted as Collateral

    As of December 31, 2023 and 2022, we posted $6,616.8 million and $6,411.0 million, respectively, in commercial mortgage loans and residential first lien mortgages to satisfy collateral requirements associated with our obligation under funding agreements with Federal Home Loan Bank of Des Moines (“FHLB Des Moines”). In addition, as of December 31, 2023 and 2022, we posted $4,129.6 million and $3,567.6 million, respectively, in fixed maturities, available-for-sale and trading securities to satisfy collateral requirements primarily associated with a reinsurance arrangement, our derivative credit support annex (collateral) agreements, Futures Commission Merchant (“FCM”) agreements, a lending arrangement and our obligation under funding agreements with FHLB Des Moines. Since we did not relinquish ownership rights on these instruments, they are reported as mortgage loans, fixed maturities, available-for-sale and fixed maturities, trading, respectively, on our consolidated statements of financial position. Of the securities posted as collateral, as of December 31, 2023 and 2022, $509.8 million and $503.8 million, respectively, could be sold or repledged by the secured party.

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2023

Balance Sheet Offsetting

Financial assets subject to master netting agreements or similar agreements were as follows:

		Gross amounts not offset in the
		consolidated statements
		of financial position
	Gross amount
	of recognized	Financial	Collateral
	assets (1)	instruments (2)	received	Net amount
	(in millions)
December 31, 2023
Derivative assets	$253.0	$(166.0)	$(81.0)	$6.0
Reverse repurchase agreements	122.7	—	(122.7)	—
Total	$375.7	$(166.0)	$(203.7)	$6.0
December 31, 2022
Derivative assets	$256.6	$(133.5)	$(120.8)	$2.3
Reverse repurchase agreements	112.9	—	(112.9)	—
Total	$369.5	$(133.5)	$(233.7)	$2.3

(1)The gross amount of recognized derivative and reverse repurchase agreement assets are reported with other investments and cash and cash equivalents, respectively, on the consolidated statements of financial position. The gross amounts of derivative and reverse repurchase agreement assets are not netted against offsetting liabilities for presentation on the consolidated statements of financial position.
(2)Represents amount of offsetting derivative liabilities that are subject to an enforceable master netting agreement or similar agreement that are not netted against the gross derivative assets for presentation on the consolidated statements of financial position.

Financial liabilities subject to master netting agreements or similar agreements were as follows:

		Gross amounts not offset in the
		consolidated statements
		of financial position
	Gross amount
	of recognized	Financial	Collateral
	liabilities (1)	instruments (2)	pledged	Net amount
	(in millions)
December 31, 2023
Derivative liabilities	$473.4	$(166.0)	$(295.5)	$11.9
December 31, 2022
Derivative liabilities	$612.2	$(133.5)	$(467.2)	$11.5

(1)    The gross amount of recognized derivative liabilities is reported with other liabilities on the consolidated statements of financial position. The above excludes derivative liabilities, which are primarily embedded derivatives that are not subject to master netting agreements or similar agreements. The gross amounts of derivative liabilities are not netted against offsetting assets for presentation on the consolidated statements of financial position.
(2)    Represents amount of offsetting derivative assets that are subject to an enforceable master netting agreement or similar agreement that are not netted against the gross derivative liabilities for presentation on the consolidated statements of financial position.

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2023

The financial instruments that are subject to master netting agreements or similar agreements include right of setoff provisions. Derivative instruments include provisions to setoff positions covered under the agreements with the same counterparties and provisions to setoff positions outside of the agreements with the same counterparties in the event of default by one of the parties. Derivative instruments also include collateral or variation margin provisions, which are generally settled daily with each counterparty. See Note 6, Derivative Financial Instruments, for further details.

Repurchase and reverse repurchase agreements include provisions to setoff other repurchase and reverse repurchase balances with the same counterparty. Repurchase and reverse repurchase agreements also include collateral provisions with the counterparties. For reverse repurchase agreements we require the counterparties to pledge collateral with a value greater than the amount of cash transferred. We have the right but do not sell or repledge collateral received in reverse repurchase agreements. Repurchase agreements are structured as secured borrowings for all counterparties. We pledge fixed maturities available-for-sale, which the counterparties have the right to sell or repledge. Interest incurred on repurchase agreements is reported as part of operating expenses on the consolidated statements of operations. Net proceeds related to repurchase agreements are reported as a component of financing activities on the consolidated statements of cash flows. We did not have any outstanding repurchase agreements as of December 31, 2023 and December 31, 2022.

6. Derivative Financial Instruments

    Derivatives are generally used to hedge or reduce exposure to market risks associated with assets held or expected to be purchased or sold and liabilities incurred or expected to be incurred. Derivatives are used to change the characteristics of our asset/liability mix consistent with our risk management activities. Derivatives are also used in asset replication strategies.

Types of Derivative Instruments

Interest Rate Contracts

Interest rate risk is the risk we will incur economic losses due to adverse changes in interest rates. Sources of interest rate risk include the difference between the maturity and interest rate changes of assets with the liabilities they support, timing differences between the pricing of liabilities and the purchase or procurement of assets and changing cash flow profiles from original projections due to prepayment options embedded within asset and liability contracts. We use various derivatives to manage our exposure to fluctuations in interest rates.

Interest rate swaps are contracts in which we agree with other parties to exchange, at specified intervals, the difference between fixed rate and/or floating rate interest amounts based upon designated market rates or rate indices and an agreed upon notional principal amount. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by any party. Cash is paid or received based on the terms of the swap. We use interest rate swaps primarily to more closely match the interest rate characteristics of assets and liabilities and to mitigate the risks arising from timing mismatches between assets and liabilities (including duration mismatches). We also use interest rate swaps to hedge against changes in the value of assets we anticipate acquiring and other anticipated transactions and commitments. Interest rate swaps are used to hedge against changes in the value of the guaranteed minimum withdrawal benefit (“GMWB”) MRB. The GMWB rider on our variable annuity products provides for guaranteed minimum withdrawal benefits regardless of the actual performance of various equity and/or fixed income funds available with the product. Additionally, we utilize interest rate swaps to replicate the returns of floating rate assets.

Interest rate options, including interest rate caps and interest rate floors, which can be combined to form interest rate collars, are contracts that entitle the purchaser to pay or receive the amounts, if any, by which a specified market rate exceeds a cap strike interest rate, or falls below a floor strike interest rate, respectively, at specified dates. We use interest rate options to manage prepayment risks in our assets and minimum guaranteed interest rates and lapse risks in our liabilities.

A swaption is an option to enter into an interest rate swap at a future date. We have purchased swaptions to hedge interest rate exposure for certain assets and liabilities. Swaptions not only hedge against the downside risk, but also allow us to take advantage of any upside benefits.

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2023

In exchange-traded futures transactions, we agree to purchase or sell a specified number of contracts, the values of which are determined by the values of designated classes of securities, and to post variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts. We enter into exchange-traded futures with regulated futures commissions merchants who are members of a trading exchange. We use exchange-traded interest rate futures to hedge against changes in value of the GMWB MRB.

Interest rate forwards, including to be announced (“TBA”) forwards, bond forwards and treasury forwards are contracts to take delivery of a fixed income security at a specified price at a future date. TBA forwards deliver government guaranteed mortgage-backed securities. Bond forwards and treasury forwards deliver corporate or municipal and U.S. Treasury bonds, respectively. At inception of the TBA and treasury forward contracts, we do not intend to take physical delivery. We intend to take delivery of the bond forwards referencing corporate or municipal bonds. We have used TBA forwards to gain exposure to the investment risk and return of agency mortgage-backed security pools in order to reduce asset and liability duration mismatch. Treasury forwards are used to hedge against changes in the value of the GMWB MRB. Bond forwards are used to gain leverage through synthetic exposure during the forward period and fix the purchase price of a bond at a specified date in future.

Foreign Exchange Contracts

Foreign currency risk is the risk we will incur economic losses due to adverse fluctuations in foreign currency exchange rates. This risk arises from foreign currency-denominated funding agreements issued to nonqualified institutional investors in the international market and foreign currency-denominated fixed maturity securities we invest in. We use various derivatives to manage our exposure to fluctuations in foreign currency exchange rates.

Currency swaps are contracts in which we agree with other parties to exchange, at specified intervals, a series of principal and interest payments in one currency for that of another currency. Generally, the principal amount of each currency is exchanged at the beginning and termination of the currency swap by each party. The interest payments are primarily fixed-to-fixed rate; however, they may also be fixed-to-floating rate or floating-to-fixed rate. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty for payments made in the same currency at each due date. We use currency swaps to reduce market risks from changes in currency exchange rates with respect to investments or liabilities denominated in foreign currencies that we either hold or intend to acquire or sell.

Currency forwards are contracts in which we agree with other parties to deliver or receive a specified amount of an identified currency at a specified future date. Typically, the price is agreed upon at the time of the contract and payment for such a contract is made at the specified future date. We use currency forwards to hedge certain foreign-denominated real estate funds.

Equity Contracts

Equity risk is the risk that we will incur economic losses due to adverse fluctuations in common stock prices. We use various derivatives to manage our exposure to equity risk, which arises from products in which the return or interest we credit is tied to an external equity index as well as products subject to minimum contractual guarantees.

We purchase equity call spreads (“option collars”) to hedge the equity participation rates promised to contractholders in conjunction with our fixed deferred annuity and universal life products that credit interest based on changes in an external equity index.

We use equity put options to hedge against changes in the value of the GMWB MRB related to the GMWB rider on our variable annuity product. We also use equity options to hedge returns credited to policyholder accounts related to our RILA product. The premium associated with certain options is paid quarterly over the life of the option contract.

We use exchange-traded equity futures to hedge against changes in the value of the GMWB MRB, returns credited to policyholder accounts related to our RILA product and the economic exposure to certain fund closures in process.

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2023

Credit Contracts

Credit risk relates to the uncertainty associated with the continued ability of a given obligor to make timely payments of principal and interest. We use credit default swaps to enhance the return on our investment portfolio by providing comparable exposure to fixed income securities that might not be available in the primary market. They are also used to hedge credit exposures in our investment portfolio. Credit derivatives are used to sell or buy credit protection on an identified name or names on an unfunded or synthetic basis in return for receiving or paying a quarterly premium. The premium generally corresponds to a referenced name's credit spread at the time the agreement is executed. In cases where we sell protection, we also buy a quality cash bond to match against the credit default swap, thereby entering into a synthetic transaction replicating a cash security. When selling protection, if there is an event of default by the referenced name, as defined by the agreement, we are obligated to pay the counterparty the referenced amount of the contract and receive in return the referenced security in a principal amount equal to the notional value of the credit default swap.

Other Contracts

Embedded Derivatives. We purchase or issue certain financial instruments or products that contain a derivative instrument that is embedded in the financial instrument or product. When it is determined that the embedded derivative possesses economic characteristics that are not clearly or closely related to the economic characteristics of the host contract and a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is bifurcated from the host instrument for measurement purposes. The embedded derivative, which is reported with the host instrument in the consolidated statements of financial position, is carried at fair value.

We offer group annuity contracts that have guaranteed separate accounts as an investment option. We have fixed deferred annuities, RILAs and universal life products that credit interest based on changes in an external equity index.

We have a funds withheld payable associated with our coinsurance with funds withheld agreements. The funds withheld payable has an embedded total return swap as the total return of the funds withheld assets are transferred to the reinsurers, which is not based on our own creditworthiness.

Exposure

    Our risk of loss is typically limited to the fair value of our derivative instruments and not to the notional or contractual amounts of these derivatives. We are also exposed to credit losses in the event of nonperformance of the counterparties. Our current credit exposure is limited to the value of derivatives that have become favorable to us. This credit risk is minimized by purchasing such agreements from financial institutions with high credit ratings and by establishing and monitoring exposure limits. We also utilize various credit enhancements, including collateral and credit triggers to reduce the credit exposure to our derivative instruments.

    Derivatives may be exchange-traded or they may be privately negotiated contracts, which are usually referred to as over-the-counter (“OTC”) derivatives. Certain of our OTC derivatives are cleared and settled through central clearing counterparties (“OTC cleared”), while others are bilateral contracts between two counterparties (“bilateral OTC”). Our derivative transactions are generally documented under International Swaps and Derivatives Association, Inc. (“ISDA”) Master Agreements. Management believes that such agreements provide for legally enforceable set-off and close-out netting of exposures to specific counterparties. Under such agreements, in connection with an early termination of a transaction, we are permitted to set off our receivable from a counterparty against our payables to the same counterparty arising out of all included transactions. For reporting purposes, we do not offset fair value amounts of bilateral OTC derivatives for the right to reclaim cash collateral or the obligation to return cash collateral against fair value amounts recognized for derivative instruments executed with the same counterparties under master netting agreements. OTC cleared derivatives have variation margin that is legally characterized as settlement of the derivative exposure, which reduces their fair value in the consolidated statements of financial position.

We posted $536.9 million and $730.6 million in cash and securities under collateral arrangements as of December 31, 2023 and December 31, 2022, respectively, to satisfy collateral and initial margin requirements associated with our derivative credit support agreements and FCM agreements.

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2023

Certain of our derivative instruments contain provisions that require us to maintain an investment grade rating from each of the major credit rating agencies on our debt. If the ratings on our debt were to fall below investment grade, it would be in violation of these provisions and the counterparties to the derivative instruments could request immediate payment or demand immediate and ongoing full overnight collateralization on derivative instruments in net liability positions. The aggregate fair value, inclusive of accrued interest, of all derivative instruments with credit-risk-related contingent features that were in a liability position without regard to netting under derivative credit support annex agreements as of December 31, 2023 and December 31, 2022, was $474.2 million and $613.0 million, respectively. Cleared derivatives have contingent features that require us to post excess margin as required by the FCM. The terms surrounding excess margin vary by FCM agreement. With respect to derivatives containing collateral provisions, we posted collateral and initial margin of $536.9 million and $730.6 million as of December 31, 2023 and December 31, 2022, respectively, in the normal course of business, which reflects netting under derivative agreements. If the credit-risk-related contingent features underlying these agreements were triggered on December 31, 2023, we would be required to post up to an additional $93.0 million of collateral to our counterparties.

As of December 31, 2023 and December 31, 2022, we had received $97.0 million and $142.6 million, respectively, of cash collateral associated with our derivative credit support annex agreements and FCM agreements, for which we recorded a corresponding liability reflecting our obligation to return the collateral.

Notional amounts are used to express the extent of our involvement in derivative transactions and represent a standard measurement of the volume of our derivative activity. Notional amounts represent those amounts used to calculate contractual flows to be exchanged and are not paid or received, except for contracts such as currency swaps. Credit exposure represents the gross amount owed to us under derivative contracts as of the valuation date. The notional amounts and credit exposure of our derivative financial instruments by type were as follows:

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2023

	December 31, 2023	December 31, 2022
	(in millions)
Notional amounts of derivative instruments
Interest rate contracts:
Interest rate swaps	$57,766.6	$52,249.9
Interest rate options	4,498.4	4,418.9
Interest rate forwards	1,990.8	2,527.5
Interest rate futures	1,174.5	877.5
Foreign exchange contracts:
Currency swaps	1,888.5	1,389.8
Currency forwards	54.2	32.0
Equity contracts:
Equity options	2,331.3	2,049.3
Equity futures	559.6	574.1
Credit contracts:
Credit default swaps	305.0	400.0
Other contracts:
Embedded derivatives	26,454.2	23,209.3
Total notional amounts at end of period	$97,023.1	$87,728.3

Credit exposure of derivative instruments
Interest rate contracts:
Interest rate swaps	$42.9	$64.2
Interest rate options	37.0	41.7
Interest rate forwards	4.2	0.1
Foreign exchange contracts:
Currency swaps	89.8	139.2
Currency forwards	0.7	0.9
Equity contracts:
Equity options	83.8	16.5
Credit contracts:
Credit default swaps	4.7	3.6
Total gross credit exposure	263.1	266.2
Less: collateral received	107.1	158.8
Net credit exposure	$156.0	$107.4

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2023

The fair value of our derivative instruments classified as assets and liabilities was as follows:

	Derivative assets (1)		Derivative liabilities (2)
	December 31, 2023	December 31, 2022	December 31, 2023	December 31, 2022
	(in millions)
Derivatives designated as hedging
instruments
Interest rate contracts	$9.0	$20.0	$72.6	$105.1
Foreign exchange contracts	84.6	134.6	38.9	19.3
Total derivatives designated as hedging
instruments	$93.6	$154.6	$111.5	$124.4

Derivatives not designated as hedging
instruments
Interest rate contracts	$70.3	$81.1	$284.3	$439.9
Foreign exchange contracts	0.7	0.9	2.3	0.3
Equity contracts	83.8	16.5	74.2	45.6
Credit contracts	4.6	3.5	1.1	2.0
Other contracts	—	—	(2,210.6)	(3,606.5)
Total derivatives not designated as hedging
instruments	159.4	102.0	(1,848.7)	(3,118.7)

Total derivative instruments	$253.0	$256.6	$(1,737.2)	$(2,994.3)

(1) The fair value of derivative assets is reported with other investments on the consolidated statements of financial position.
(2) The fair value of derivative liabilities is reported with other liabilities on the consolidated statements of financial position, with the exception of certain embedded derivative liabilities. Embedded derivatives with a net liability fair value of $115.5 million and $46.3 million as of December 31, 2023 and 2022, respectively, are reported with contractholder funds on the consolidated statements of financial position. Embedded derivatives with a net (asset) liability fair value of $(2,326.1) million and $(3,652.8) million as of December 31, 2023 and 2022, respectively, are reported with funds withheld payable on the consolidated statements of financial position.

Credit Derivatives Sold

When we sell credit protection, we are exposed to the underlying credit risk similar to purchasing a fixed maturity security instrument. Our credit derivative contracts sold reference a single name or reference security (referred to as “single name credit default swaps”). These instruments are either referenced in an OTC credit derivative transaction or embedded within an investment structure that has been fully consolidated into our financial statements.

These credit derivative transactions are subject to events of default defined within the terms of the contract, which normally consist of bankruptcy, failure to pay, or modified restructuring of the reference entity and/or issue. If a default event occurs for a reference name or security, we are obligated to pay the counterparty an amount equal to the notional amount of the credit derivative transaction. As a result, our maximum future payment is equal to the notional amount of the credit derivative. In certain cases, we also may have purchased credit protection with identical underlyings to certain of our sold protection transactions. As of December 31, 2023 and 2022, we did not purchase credit protection relating to our sold protection transactions. In certain circumstances, our potential loss could also be reduced by any amount recovered in the default proceedings of the underlying credit name.

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2023

The following tables show our credit default swap protection sold by types of contract, types of referenced/underlying asset class and external agency rating for the underlying reference security. The maximum future payments are undiscounted and have not been reduced by the effect of any offsetting transactions, collateral or recourse features described above.

	December 31, 2023
				Weighted
			Maximum	average
	Notional	Fair	future	expected life
	amount	value	payments	(in years)
	(in millions)
Single name credit default swaps
Corporate debt
A	$40.0	$0.3	$40.0	1.5
BBB	140.0	3.8	140.0	3.0
BB	20.0	0.2	20.0	3.5
Sovereign
A	20.0	0.2	20.0	1.5
Total credit default swap protection sold	$220.0	$4.5	$220.0	2.7

	December 31, 2022
				Weighted
			Maximum	average
	Notional	Fair	future	expected life
	amount	value	payments	(in years)
	(in millions)
Single name credit default swaps
Corporate debt
A	$40.0	$0.4	$40.0	2.5
BBB	190.0	2.2	190.0	3.1
BB	20.0	(0.2)	20.0	4.5
Sovereign
A	20.0	0.2	20.0	2.5
Total credit default swap protection sold	$270.0	$2.6	$270.0	3.1

Fair Value and Cash Flow Hedges

Fair Value Hedges

    We use fixed-to-floating rate interest rate swaps to more closely align the interest rate characteristics of certain assets and also use them to align the interest rate characteristics of certain liabilities. In general, these swaps are used in asset and liability management to modify duration, which is a measure of sensitivity to interest rate changes.

    We enter into currency exchange swap agreements to convert certain foreign denominated assets into U.S. dollar denominated instruments to hedge the exposure to future currency volatility on those items.

The net interest effect of interest rate swap and currency swap transactions for derivatives in fair value hedges is recorded as an adjustment to income or expense of the underlying hedged item in our consolidated statements of operations. The currency related impacts of currency swap transactions for derivatives in fair value hedges is recorded as an adjustment to net realized capital gains or losses of the underlying hedged item in our consolidated statements of operations.

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2023

The following amounts were recorded on the consolidated statements of financial position related to cumulative basis adjustments for fair value hedges. The amortized cost includes the amortized cost basis and the fair value hedging basis adjustment.

			Cumulative amount of fair
			value hedging basis adjustment
Line item in the consolidated statements			increase/(decrease) included in the
of financial position in which the	Carrying amount of hedged item		carrying amount of the hedged item
hedged item is included	December 31, 2023	December 31, 2022	December 31, 2023	December 31, 2022
	(in millions)
Fixed maturities, available-for-sale (1):
Active hedging relationships	$3,510.1	$3,498.6	$(87.0)	$(153.4)
Discontinued hedging relationships	304.7	48.8	(5.2)	1.3
Total fixed maturities, available-for-sale in
active or discontinued hedging relationships	$3,814.8	$3,547.4	$(92.2)	$(152.1)

Investment contracts:
Active hedging relationships	$300.5	$—	$0.4	$—
Total investment contracts in active or
discontinued hedging relationships	$300.5	$—	$0.4	$—

(1)These amounts include the amortized cost basis of closed portfolios used to designate portfolio layer hedging relationships in which the hedged layer amount is expected to remain at the end of the hedging relationship. As of December 31, 2023 and December 31, 2022, the amortized cost basis of the closed portfolios used in these hedging relationships was $3,178.5 million and $3,256.9 million, respectively, the cumulative basis adjustments associated with these hedging relationships was $(62.2) million and $(102.4) million, respectively, and the amount of the designated hedged items were $1,395.0 million and $1,110.0 million, respectively.

For the years ended December 31, 2023, 2022 and 2021, $(1.8) million, $0.0 million and $0.0 million, respectively, of the derivative instruments’ gain (loss) was excluded from the assessment of hedge effectiveness.

Cash Flow Hedges

    We utilize floating-to-fixed rate interest rate swaps to eliminate the variability in cash flows of recognized financial assets and liabilities.

    We enter into currency exchange swap agreements to convert both principal and interest payments of certain foreign denominated assets and liabilities into U.S. dollar denominated fixed-rate instruments to eliminate the exposure to future currency volatility on those items.

We use bond forwards and have used floating-to-fixed rate interest rate swaps to hedge forecasted transactions.

The net interest effect of interest rate swap and currency swap transactions for derivatives in cash flow hedges is recorded as an adjustment to income or expense of the underlying hedged item in our consolidated statements of operations.

    The maximum length of time we are hedging our exposure to the variability in future cash flows for forecasted transactions, excluding those related to the payments of variable interest on existing financial assets and liabilities, is 6.4 years. As of December 31, 2023, we had $30.4 million of net gains reported in AOCI on the consolidated statements of financial position related to active hedges of forecasted transactions. If a hedged forecasted transaction is no longer probable of occurring, cash flow hedge accounting is discontinued. If it is probable that the hedged forecasted transaction will not occur, the deferred gain or loss is immediately reclassified from AOCI into net income.

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2023

The following table shows the effect of derivatives in cash flow hedging relationships on the consolidated statements of financial position.

		Amount of gain (loss) recognized in AOCI on derivatives
Derivatives in cash flow		for the year ended December 31,
hedging relationships	Related hedged item	2023	2022	2021
		(in millions)
Interest rate contracts	Fixed maturities, available-for-sale	$30.4	$(102.1)	$—
Interest rate contracts	Investment contracts	(11.0)	15.9	4.1
Foreign exchange contracts	Fixed maturities, available-for-sale	(64.0)	84.2	53.4
Total		$(44.6)	$(2.0)	$57.5

We expect to reclassify net gains of $24.5 million from AOCI into net income in the next twelve months, which includes both net deferred gains on discontinued hedges and net gains on periodic settlements of active hedges. Actual amounts may vary from this amount as a result of market conditions.

Effect of Fair Value and Cash Flow Hedges on Consolidated Statements of Operations

The following tables show the effect of derivatives in fair value and cash flow hedging relationships and the related hedged items on the consolidated statements of operations.

	For the year ended December 31, 2023
			Benefits,
	Net investment	Net realized	claims and
	income related	capital gains	settlement
	to hedges	(losses) related to	expenses
	of fixed	hedges of fixed	related to
	maturities,	maturities,	hedges of
	available-	available-	investment
	for-sale	for-sale	contracts
	(in millions)
Total amounts of consolidated statement of operations line items in
which the effects of fair value and cash flow hedges are reported	$3,285.5	$(154.7)	$7,226.2

Gains (losses) on fair value hedging relationships:
Interest rate contracts:
Gain recognized on hedged item	$45.3	$—	$0.4
Loss recognized on derivatives	(43.9)	—	(2.1)
Amortization of hedged item basis adjustments	(0.2)	—	—
Amounts related to periodic settlements on derivatives	60.5	—	(2.6)

Foreign exchange contracts:
Gain recognized on hedged item	—	3.7	—
Loss recognized on derivatives	—	(3.7)	—
Amounts related to periodic settlements on derivatives	0.6	—	—
Total gain (loss) recognized for fair value hedging relationships	$62.3	$—	$(4.3)

Gains on cash flow hedging relationships:
Interest rate contracts:
Gain (loss) reclassified from AOCI on derivatives	$4.1	$—	$(0.1)
Gain reclassified from AOCI as a result that a forecasted
transaction is no longer probable of occurring	—	1.9	—
Amounts related to periodic settlements on derivatives	—	—	14.2

Foreign exchange contracts:
Gain reclassified from AOCI on derivatives	—	1.5	—
Amounts related to periodic settlements on derivatives	21.4	—	—
Total gain recognized for cash flow hedging relationships	$25.5	$3.4	$14.1

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2023

	For the year ended December 31, 2022
			Benefits,
	Net investment	Net realized	claims and
	income related	capital gains	settlement
	to hedges	related to	expenses
	of fixed	hedges of fixed	related to
	maturities,	maturities,	hedges of
	available-	available-	investment
	for-sale	for-sale	contracts
	(in millions)
Total amounts of consolidated statement of operations line items in
which the effects of fair value and cash flow hedges are reported	$2,852.4	$83.3	$5,882.7

Gains on fair value hedging relationships:
Interest rate contracts:
Loss recognized on hedged item	$(154.4)	$—	$—
Gain recognized on derivatives	151.6	—	—
Amortization of hedged item basis adjustments	(1.3)	—	—
Amounts related to periodic settlements on derivatives	5.2	—	—
Total gain recognized for fair value hedging relationships	$1.1	$—	$—

Gains on cash flow hedging relationships:
Interest rate contracts:
Gain (loss) reclassified from AOCI on derivatives	$9.0	$—	$(0.1)
Gain reclassified from AOCI as a result that a forecasted
transaction is no longer probable of occurring	—	18.5	—
Amounts related to periodic settlements on derivatives	—	—	3.7

Foreign exchange contracts:
Gain reclassified from AOCI on derivatives	—	0.6	—
Amounts related to periodic settlements on derivatives	14.5	—	—
Total gain recognized for cash flow hedging relationships	$23.5	$19.1	$3.6

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2023

	For the year ended December 31, 2021
			Benefits,
	Net investment	Net realized	claims and
	income related	capital gains	settlement
	to hedges	related to	expenses
	of fixed	hedges of fixed	related to
	maturities,	maturities,	hedges of
	available-	available-	investment
	for-sale	for-sale	contracts
	(in millions)
Total amounts of consolidated statement of operations line items in
which the effects of fair value and cash flow hedges are reported	$3,633.7	$112.1	$6,617.5

Losses on fair value hedging relationships:
Interest rate contracts:
Loss recognized on hedged item	$(28.7)	$—	$—
Gain recognized on derivatives	28.6	—	—
Amortization of hedged item basis adjustments	(1.8)	—	—
Amounts related to periodic settlements on derivatives	(10.0)	—	—
Total loss recognized for fair value hedging relationships	$(11.9)	$—	$—

Gains (losses) on cash flow hedging relationships:
Interest rate contracts:
Gain (loss) reclassified from AOCI on derivatives	$15.4	$—	$(0.1)
Gain reclassified from AOCI as a result that a forecasted
transaction is no longer probable of occurring	—	1.0	—
Amounts related to periodic settlements on derivatives	—	—	(0.4)

Foreign exchange contracts:
Gain reclassified from AOCI on derivatives	—	9.2	—
Amounts related to periodic settlements on derivatives	9.6	—	—
Total gain (loss) recognized for cash flow hedging relationships	$25.0	$10.2	$(0.5)

Derivatives Not Designated as Hedging Instruments

    Our use of futures, certain swaptions and swaps, option collars, options and forwards are effective from an economic standpoint, but they have not been designated as hedges for financial reporting purposes. As such, periodic changes in the market value of these instruments, which includes mark-to-market gains and losses as well as periodic and final settlements, primarily flow directly into net realized capital gains (losses) on the consolidated statements of operations. However, the change in fair value of the funds withheld embedded derivative is separately reported on the consolidated statements of operations. Additionally, mark-to-market gains and losses as well as periodic and final settlements for derivatives used to hedge market risk benefits are reported in market risk benefit (gain) loss on the consolidated statements of operations.

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2023

The following table shows the effect of derivatives not designated as hedging instruments, including fair value changes of embedded derivatives that have been bifurcated from the host contract, on the consolidated statements of operations.

	Amount of gain (loss) recognized in
	net income on derivatives for the
	year ended December 31,
Derivatives not designated as hedging instruments	2023	2022	2021
	(in millions)
Interest rate contracts	$(46.5)	$(317.7)	$(33.8)
Foreign exchange contracts	(2.8)	1.4	(4.7)
Equity contracts	(136.6)	20.7	(81.1)
Credit contracts	4.1	0.1	0.1
Other contracts (1)	(1,395.9)	3,682.2	0.1
Total	$(1,577.7)	$3,386.7	$(119.4)

(1)Includes the change in fair value of the funds withheld embedded derivative.

7. Closed Block

In connection with the 1998 MIHC formation, we formed a Closed Block to provide reasonable assurance to policyholders included therein that, after the formation of the MIHC, assets would be available to maintain dividends in aggregate in accordance with the 1997 policy dividend scales, if the experience underlying such scales continued. Our assets were allocated to the Closed Block in an amount that produces cash flows which, together with anticipated revenue from policies and contracts included in the Closed Block, were expected to be sufficient to support the Closed Block policies. This includes, but is not limited to, provisions for payment of claims, certain expenses, charges and taxes, and to provide for continuation of policy and contract dividends in aggregate in accordance with the 1997 dividend scales, if the experience underlying such scales continues, and to allow for appropriate adjustments in such scales, if such experience changes. Due to adjustable life policies being included in the Closed Block, the Closed Block is charged with amounts necessary to properly fund for certain adjustments, such as face amount and premium increases, that are made to these policies after the Closed Block inception date. These amounts are referred to as Funding Adjustment Charges.

Assets allocated to the Closed Block inure solely to the benefit of the holders of policies included in the Closed Block. Closed Block assets and liabilities are carried on the same basis as other similar assets and liabilities. We will continue to pay guaranteed benefits under all policies, including the policies within the Closed Block, in accordance with their terms. If the assets allocated to the Closed Block, the investment cash flows from those assets and the revenues from the policies included in the Closed Block, including investment income thereon, prove to be insufficient to pay the benefits guaranteed under the policies included in the Closed Block, we will be required to make such payments from our general funds. No additional policies were added to the Closed Block, nor was the Closed Block affected in any other way, as a result of the demutualization.

A policyholder dividend obligation (“PDO”) is required to be established for higher than expected earnings in the Closed Block that will need to be paid as dividends unless future performance of the Closed Block is less favorable than originally expected. A model of the Closed Block was established to produce the pattern of expected earnings, assets and liabilities in the Closed Block. These projections are utilized to determine ratios that will allow us to compare actual cumulative earnings to expected cumulative earnings and determine the amount of the PDO. As of both December 31, 2023 and 2022, the PDO was $0.0 million.

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2023

Closed Block liabilities and assets designated to the Closed Block were as follows:

	December 31, 2023	December 31, 2022

	(in millions)
Closed Block liabilities
Future policy benefits and claims	$2,982.9	$3,128.1
Other policyholder funds	5.1	5.1
Policyholder dividends payable	157.2	168.2
Income taxes currently payable	4.0	—
Other liabilities	23.2	24.9
Total Closed Block liabilities	3,172.4	3,326.3

Assets designated to the Closed Block
Fixed maturities, available-for-sale	1,766.7	1,690.2
Fixed maturities, trading	2.0	2.0
Equity securities	0.9	0.8
Mortgage loans	469.5	544.9
Policy loans	379.9	407.4
Other investments	61.2	62.2
Total investments	2,680.2	2,707.5
Cash and cash equivalents	6.1	62.0
Accrued investment income	32.6	30.3
Reinsurance recoverable and deposit receivable	3.5	3.9
Premiums due and other receivables	3.4	4.1
Deferred tax asset	52.1	62.0
Other assets	5.3	0.1
Total assets designated to the Closed Block	2,783.2	2,869.9
Excess of Closed Block liabilities over assets designated to the Closed Block	389.2	456.4
Amounts included in accumulated other comprehensive income	(69.6)	(111.9)
Maximum future earnings to be recognized from Closed Block assets and
liabilities	$319.6	$344.5

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2023

    Closed Block revenues and expenses were as follows:

	For the year ended December 31,
	2023	2022	2021
	(in millions)
Revenues
Premiums and other considerations	$166.1	$178.0	$196.1
Net investment income	127.3	129.1	137.6
Net realized capital losses	(10.0)	(21.2)	(4.6)
Total revenues	283.4	285.9	329.1

Expenses
Benefits, claims and settlement expenses	161.6	184.3	212.0
Dividends to policyholders	86.8	92.5	92.6
Operating expenses	2.6	2.2	2.3
Total expenses	251.0	279.0	306.9
Closed Block revenues, net of Closed Block expenses, before income
taxes	32.4	6.9	22.2
Income taxes	6.1	0.7	3.9
Closed Block revenues, net of Closed Block expenses and income taxes	26.3	6.2	18.3
Funding adjustments and other transfers	(1.4)	28.5	(4.0)
Closed Block revenues, net of Closed Block expenses, income taxes and
funding adjustments	$24.9	$34.7	$14.3

The change in maximum future earnings of the Closed Block was as follows:

	For the year ended December 31,
	2023	2022	2021

	(in millions)
Beginning of year	$344.5	$379.2	$393.5
End of year	319.6	344.5	379.2
Change in maximum future earnings	$(24.9)	$(34.7)	$(14.3)

    We charge the Closed Block with U.S. federal income taxes, payroll taxes, state and local premium taxes and other state or local taxes, licenses and fees as provided in the plan of reorganization.

8. Deferred Acquisition Costs and Other Actuarial Balances

Deferred Acquisition Costs

Incremental direct costs of contract acquisition as well as certain costs directly related to acquisition activities (underwriting, policy issuance and processing, medical and inspection and sales force contract selling) for the successful acquisition of new and renewal insurance policies and investment contracts are capitalized in the period they are incurred. Maintenance costs and acquisition costs that are not deferrable are charged to operating expenses as incurred.

For our long-duration insurance products and certain investment contracts, DAC is amortized on a constant level basis over the expected life of the contracts using groupings and assumptions consistent with those used in computing policyholder liabilities. For each of our long-duration insurance products, we select an inforce measure as a basis for amortization that will result in a constant level amortization pattern for the expected life of the contract. If our actual contract terminations differ from our expectation, the amortization pattern is adjusted on a prospective basis.

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2023

Some of our life and disability products within the Benefits and Protection segment have renewal commissions resulting in new DAC capitalizations in the years following the initial capitalization. We also have life products that allow for underwritten death benefit increases and cost of living adjustments, resulting in an immaterial amount of new DAC capitalizations each year. The new capitalizations are added to the existing DAC balance when incurred and amortized over the remaining life of the business.

DAC on short-duration group benefits contracts is amortized over the estimated life of the underlying contracts.

We review and update actuarial experience assumptions (such as mortality, surrenders, lapse, and premium persistency) serving as inputs to the models that establish the expected life for DAC and other actuarial balances during the third quarter of each year, or more frequently if evidence suggests assumptions should be revised. We make model refinements as necessary, and any changes resulting from these assumption updates are applied prospectively.

DAC amortization expense of $388.7 million, $385.7 million and $372.2 million related to our long-duration and short-duration contracts was recorded in operating expenses on the consolidated statements of operations for the years ended December 31, 2023, 2022 and 2021, respectively.
The following tables summarize disaggregated DAC amounts and reconcile the totals to those reported in the consolidated statements of financial position.

	December 31, 2023	December 31, 2022
	(in millions)
Retirement and Income Solutions:
Workplace savings and retirement solutions	$506.4	$498.0
Individual variable annuities	279.5	278.0
Pension risk transfer	15.4	8.1
Individual fixed deferred annuities	106.1	131.0
Investment only	11.5	14.9
Total Retirement and Income Solutions	918.9	930.0
Benefits and Protection:
Specialty Benefits:
Individual disability	667.7	626.1
Life Insurance:
Universal life	1,545.3	1,569.7
Term life	678.8	685.7
Participating life	84.7	93.0
Total Benefits and Protection	2,976.5	2,974.5
Short-duration contracts	31.1	34.7
Total DAC per consolidated statements of financial position	$3,926.5	$3,939.2

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2023

Retirement and Income Solutions

    The balances and changes in DAC were as follows:

	Workplace			Individual
	savings and	Individual	Pension	fixed
	retirement	variable	risk	deferred	Investment
	solutions	annuities	transfer	annuities	only

	(in millions)
Balances as of January 1, 2022	$489.0	$281.2	$2.7	$162.2	$18.1
Costs deferred	48.3	22.5	5.6	—	1.4
Amortized to expense	(39.3)	(25.7)	(0.2)	(31.2)	(4.6)
Balances as of December 31, 2022	498.0	278.0	8.1	131.0	14.9
Costs deferred	48.1	27.4	7.9	—	1.3
Amortized to expense	(39.7)	(25.9)	(0.6)	(24.9)	(4.7)
Balances as of December 31, 2023	$506.4	$279.5	$15.4	$106.1	$11.5

Benefits and Protection

    The balances and changes in DAC were as follows:

	Specialty Benefits	Life Insurance
	Individual
	disability	Universal life	Term life	Participating life

	(in millions)
Balances as of January 1, 2022	$580.7	$1,596.2	$678.9	$102.3
Costs deferred	87.6	70.6	66.7	1.4
Amortized to expense	(42.2)	(97.1)	(59.9)	(10.7)
Balances as of December 31, 2022	626.1	1,569.7	685.7	93.0
Costs deferred	86.7	70.7	55.0	1.4
Amortized to expense	(45.1)	(95.1)	(61.9)	(9.7)
Balances as of December 31, 2023	$667.7	$1,545.3	$678.8	$84.7

Unearned Revenue Liability
An unearned revenue liability is established when we collect fees or other policyholder assessments, inclusive of cost of insurance charges, administrative charges and other similar fees, for services to be provided in future periods. These unearned front-end fees are deferred and the amortization is recorded using an approach consistent with DAC.

The unearned revenue liability is included within other policyholder funds in the consolidated statements of financial position. The following table summarizes disaggregated unearned revenue liability amounts and reconciles the totals to those reported in the consolidated statements of financial position.

	December 31, 2023	December 31, 2022
	(in millions)
Benefits and Protection – Life Insurance:
Universal life	$485.5	$459.0
Total unearned revenue liability	$485.5	$459.0

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2023

Benefits and Protection

The balances and changes in the unearned revenue liability for Life Insurance – Universal life contracts were as follows:

	For the year ended	For the year ended
	December 31, 2023	December 31, 2022
	(in millions)
Balance at beginning of period	$459.0	$425.3
Deferrals	56.3	61.8
Revenue recognized	(29.8)	(28.1)
Balance at end of period	485.5	459.0
Reinsurance impact	(225.1)	(227.9)
Balance at end of period after reinsurance	$260.4	$231.1

9. Separate Account Balances
The separate accounts are legally segregated and are not subject to claims that arise out of any of our other business. The client, rather than us, directs the investments and bears the investment risk of these funds. The separate account assets represent the fair value of funds that are separately administered by us for contracts with equity, real estate and fixed income investments and are presented as a summary total within the consolidated statements of financial position. An equivalent amount is reported as separate account liabilities, which represent the obligation to return the monies to the client. Refer to Note 19, Fair Value Measurements, for further information on the valuation methodologies.

We receive fees for mortality, withdrawal and expense risks, as well as administrative, maintenance and investment advisory services that are included in the consolidated statements of operations. Net deposits, net investment income and realized and unrealized capital gains and losses of the separate accounts are not reflected in the consolidated statements of operations.

The Retirement and Income Solutions segment offers variable annuity contracts that allow the policyholder to allocate deposits into various investment options in a separate account. The variable annuity contracts can also include GMWB riders and guaranteed minimum death benefit (“GMDB”) riders that are accounted for as MRBs. Retirement and Income Solutions also offers certain group annuity contracts that have separate accounts as an investment option.

The Benefits and Protection segment offers variable universal life products with separate account investment options.

Refer to Note 12, Market Risk Benefits, for further information on the MRBs associated with the contracts mentioned above.

As of December 31, 2023 and December 31, 2022, the separate accounts included a separate account valued at $88.2 million and $101.4 million, respectively, which primarily included shares of our stock that were allocated and issued to eligible participants of qualified employee benefit plans administered by us as part of the policy credits issued under our 2001 demutualization. These shares are included in both basic and diluted earnings per share calculations. In the consolidated statements of financial position, the separate account shares are recorded at fair value and are reported as separate account assets with a corresponding separate account liability. Changes in fair value of the separate account shares are reflected in both the separate account assets and separate account liabilities and do not impact our results of operations.

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2023

Separate Account Assets

The aggregate fair value of assets, by major investment category, supporting separate accounts were as follows:

	December 31, 2023	December 31, 2022
	(in millions)
Fixed maturities:
U.S. government and agencies	$6,948.6	$7,065.0
Non-U.S. governments	1,258.6	1,338.4
States and political subdivisions	205.1	211.7
Corporate	6,102.9	5,689.8
Residential mortgage-backed pass-through securities	4,096.2	3,853.2
Commercial mortgage-backed securities	221.1	206.2
Other debt obligations	505.8	218.0
Total fixed maturities	19,338.3	18,582.3
Equity securities	98,884.9	87,052.5
Real estate	494.6	610.6
Other investments	8,997.9	9,761.9
Cash and cash equivalents	3,162.3	3,233.1
Other assets	763.7	1,039.2
Total separate account assets per consolidated statements of financial position	$131,641.7	$120,279.6

Separate Account Liabilities

The following tables summarize disaggregated separate account liability amounts and reconcile the totals to separate account liabilities reported in the consolidated statements of financial position.

	December 31, 2023	December 31, 2022
	(in millions)
Retirement and Income Solutions:
Group retirement contracts	$117,518.5	$107,240.1
Individual variable annuities	9,131.9	8,659.0
Total Retirement and Income Solutions	126,650.4	115,899.1
Benefits and Protection - Life Insurance:
Universal life	4,991.3	4,380.5
Total separate account liabilities per consolidated statements of financial position	$131,641.7	$120,279.6

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2023

Retirement and Income Solutions

    The balances and the changes in separate account liabilities were as follows:

	For the year ended		For the year ended
	December 31, 2023		December 31, 2022
	Group	Individual	Group	Individual
	retirement	variable	retirement	variable
	contracts	annuities	contracts	annuities
	(in millions)
Balance at beginning of period	$107,240.1	$8,659.0	$131,188.6	$11,000.0
Premiums and deposits (1)	11,379.0	328.5	14,859.3	354.1
Policy charges	(366.0)	(204.5)	(383.7)	(211.1)
Surrenders, withdrawals and benefit payments (1)	(13,916.8)	(1,018.2)	(14,479.4)	(790.1)
Investment performance	15,820.7	1,315.1	(20,641.3)	(1,723.3)
Net transfers (to) from general account (1)	(2,461.1)	30.4	(2,571.7)	29.4
Other (2)	(177.4)	21.6	(731.7)	—
Balance at end of period	$117,518.5	$9,131.9	$107,240.1	$8,659.0

Cash surrender value (3)	$116,522.1	$9,011.5	$106,125.7	$8,538.7

(1)Within the policyholder account balances rollforwards in Note 10, Contractholder Funds, amounts in these lines for Individual variable annuities and Workplace savings and retirement solutions included in Group retirement contracts are reflected in net transfers from (to) separate account.
(2)Includes amounts to be settled between the separate account and general account due to the timing of trade settlements as of the reporting date.
(3)Cash surrender value represents the amount of the contractholders’ account balances distributable at the end of the reporting period less surrender charges.

Benefits and Protection

    The balances and the changes in separate account liabilities for Life Insurance – Universal life were as follows:

	For the year ended	For the year ended
	December 31, 2023	December 31, 2022
	(in millions)
Balance at beginning of period	$4,380.5	$5,340.4
Premiums and deposits	232.8	276.3
Policy charges	(100.0)	(97.5)
Surrenders, withdrawals and benefit payments	(302.4)	(181.6)
Investment performance	773.6	(952.1)
Net transfers (to) from general account	6.8	(5.0)
Balance at end of period	$4,991.3	$4,380.5

Cash surrender value (1)	$5,062.4	$4,452.9

(1)Cash surrender value represents the amount of the contractholders’ account balances distributable at the end of the reporting period less surrender charges. Certain products include surrender value enhancement riders that result in cash surrender values greater than account balances.

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2023

10. Contractholder Funds

    Contractholder funds include policyholder account balances related to contracts with significant insurance risk and investment contracts.

The following tables summarize disaggregated policyholder account balance amounts and reconcile the totals to contractholder funds reported in the consolidated statements of financial position.

	December 31, 2023	December 31, 2022
	(in millions)
Retirement and Income Solutions:
Workplace savings and retirement solutions	$12,721.5	$12,154.7
Individual variable annuities	514.2	381.4
Individual fixed deferred annuities	5,538.3	7,228.3
Total Retirement and Income Solutions	18,774.0	19,764.4
Benefits and Protection – Life Insurance:
Universal life	6,910.4	6,947.9
Total policyholder account balances for contracts with significant
insurance risk or investment contracts with significant fee revenue	25,684.4	26,712.3

Reconciling items:
Investment contracts without significant fee revenue (1)	15,624.3	15,585.2
Embedded derivatives (2)	115.5	46.4
Other balances (3)	(61.3)	(26.6)
Total contractholder funds per consolidated statements of financial
position	$41,362.9	$42,317.3

(1)Includes GICs, funding agreements and individual fixed income annuities. These contracts are not included within the disaggregated rollforward or guaranteed minimum interest rate (“GMIR”) disclosures below.
(2)Refer to Note 19, Fair Value Measurements, for details on the changes in Level 3 fair value measurements of embedded derivatives.
(3)Includes amounts that are not accrued to the benefit of the contractholder and, therefore, are not included within the disaggregated rollforward or GMIR disclosures below.

GICs and Funding Agreements

Our GICs and funding agreements contain provisions limiting or prohibiting early surrenders, which typically include penalties for early surrenders, minimum notice requirements or, in the case of funding agreements with survivor options, minimum pre-death holding periods and specific maximum amounts.

Funding agreements include those issued directly to nonqualified institutional investors and those issued to the
FHLB Des Moines under their membership funding programs. As of December 31, 2023 and 2022, $3,981.8 million and $4,275.5 million, respectively, of liabilities were outstanding with respect to issuances under the program with FHLB Des Moines. In addition, we have five separate programs where the funding agreements have been issued directly or indirectly to unconsolidated special purpose entities. Claims for principal and interest under funding agreements are afforded equal priority to claims of life insurance and annuity policyholders under insolvency provisions of Iowa Insurance Laws.

We were authorized to issue up to $4.0 billion of funding agreements under a program established in 1998 to support the prospective issuance of medium term notes by an unaffiliated entity in non-U.S. markets. As of December 31, 2023 and 2022, $75.9 million and $75.6 million, respectively, of liabilities were outstanding with respect to the issuance outstanding under this program.

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2023

In addition, we were authorized to issue up to $7.0 billion of funding agreements under a program established in 2001 to support the prospective issuance of medium term notes by an unaffiliated entity in both domestic and international markets. The unaffiliated entity is an unconsolidated special purpose entity. As of both December 31, 2023 and 2022, $201.9 million of liabilities were being held with respect to issuances outstanding under this program. We do not anticipate any new issuance activity under this program, given our December 2005 termination of the dealership agreement for this program and the availability of the program established in 2011 described below.

Additionally, we were authorized to issue up to $5.0 billion of funding agreements under a program that was originally established in 2011 to support the prospective issuance of medium term notes by an unaffiliated entity in both domestic and international markets. The unaffiliated entity is an unconsolidated special purpose entity. In June 2015, this program was amended to authorize issuance of up to an additional $4.0 billion. In November 2017, this program was amended to authorize issuance of up to an additional $4.0 billion. In February 2021, this program was amended to authorize issuance of up to an additional $4.0 billion. In November 2023, this program was amended to authorize issuance of up to an additional $4.0 billion. As of December 31, 2023 and 2022, $8,072.6 million and $7,765.7 million, respectively, of liabilities were being held with respect to issuances outstanding under this program. Our payment obligations on each funding agreement issued under this program are guaranteed by PFG. The program established in 2011 is not registered with the United States Securities and Exchange Commission (“SEC”).

Policyholder Account Balances

Retirement and Income Solutions

    The changes in policyholder account balances were as follows:

	For the year ended December 31, 2023			For the year ended December 31, 2022
	Workplace			Workplace
	savings and	Individual	Individual	savings and	Individual	Individual
	retirement	variable	fixed deferred	retirement	variable	fixed deferred
	solutions	annuities	annuities (1)	solutions	annuities	annuities (1)
	($ in millions)
Balance at beginning of
period	$12,154.7	$381.4	$7,228.3	$10,996.2	$380.9	$9,646.3
Premiums and deposits	4,441.7	586.7	36.8	3,719.5	426.5	35.9
Policy charges	(31.6)	—	—	(28.5)	—	—
Surrenders, withdrawals
and benefit payments	(4,356.6)	(1,123.0)	(1,888.4)	(2,866.7)	(843.2)	(2,655.6)
Net transfers from
(to) separate
account (2)	264.8	659.3	—	164.6	406.6	—
Interest credited	280.2	9.8	161.6	194.3	10.6	201.7
Other	(31.7)	—	—	(24.7)	—	—
Balance at end of period	$12,721.5	$514.2	$5,538.3	$12,154.7	$381.4	$7,228.3

Weighted-average
crediting rate (3)	2.54%	3.22%	2.84%	1.94%	2.79%	2.63%
Cash surrender value (4)	$11,211.9	$512.6	$5,434.4	$10,341.7	$378.6	$7,081.4
(1)We use the deposit method of accounting for the reinsurance of this exited business.
(2)Within the separate account liabilities rollforwards in Note 9, Separate Account Balances, these transfers for Individual variable annuities and Workplace savings and retirement solutions included in Group retirement contracts are reflected in premiums and deposits; surrenders, withdrawals and benefit payments; and net transfers (to) from general account.
(3)The weighted-average crediting rate is the crediting rate as of the end of each reporting period weighted by account value.
(4)Cash surrender value represents the amount of the contractholders’ account balances distributable at the end of the reporting period less surrender charges.

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2023

The net amount at risk for policyholder account balances for Individual variable annuities is equal to the MRB net amount at risk, as reported in Note 12, Market Risk Benefits. Workplace savings and retirement solutions and Individual fixed deferred annuities do not have guarantees that provide for benefits in excess of the current policyholder account balances.

Benefits and Protection

    The changes in policyholder account balances for Life Insurance – Universal life were as follows:

	For the year ended	For the year ended
	December 31, 2023	December 31, 2022
	($ in millions)
Balance at beginning of period	$6,947.9	$6,962.5
Premiums and deposits	1,260.5	1,267.2
Policy charges	(858.1)	(837.8)
Surrenders, withdrawals and benefit payments	(483.6)	(390.0)
Net transfers from (to) separate account	(197.7)	(301.5)
Interest credited	242.1	247.5
Other	(0.7)	—
Balance at end of period	6,910.4	6,947.9
Reinsurance impact	(3,396.8)	(3,528.9)
Balance at end of period after reinsurance	$3,513.6	$3,419.0

Weighted-average crediting rate (1)	4.01%	3.35%
Net amount at risk (2)	$86,671.0	$86,547.9
Cash surrender value (3)	$5,953.0	$5,911.5

(1)The weighted-average crediting rate is the crediting rate as of the end of each reporting period weighted by account value, including indexed credits.
(2)For those guarantees of benefits that are payable in the event of death, the net amount at risk is generally defined as the death benefit in excess of the current account balance or the fixed death benefit at the consolidated statement of financial position date.
(3)Cash surrender value represents the amount of the contractholders’ account balances distributable at the end of the reporting period less surrender charges.

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2023

Guaranteed Minimum Interest Rate

    The account values, for contracts with significant insurance risk and investment contracts with significant fee revenue by range of GMIR and the related range of difference, in basis points, between rates credited to policyholders and the respective GMIR were as follows. The amounts are before reinsurance impacts of our exited U.S. retail fixed annuity and ULSG businesses.

	December 31, 2023
	Excess of crediting rates over GMIR
		Up to 0.50%	0.51% to 1.00%	1.01% to 2.00%	2.01% or more
	At GMIR	above GMIR	above GMIR	above GMIR	above GMIR	Total

	(in millions)
Retirement and Income Solutions
Workplace savings and retirement solutions
Up to 1.00%	$—	$3.3	$101.8	$1,006.0	$312.8	$1,423.9
1.01% - 2.00%	5,135.0	3.8	1,153.1	—	874.6	7,166.5
2.01% - 3.00%	357.1	0.1	0.8	59.1	1,701.2	2,118.3
3.01% - 4.00%	7.4	—	—	—	—	7.4
4.01% and above	16.9	—	—	—	—	16.9
Subtotal	5,516.4	7.2	1,255.7	1,065.1	2,888.6	10,733.0
No GMIR						1,988.5
Total						$12,721.5

Individual variable annuities
Up to 1.00%	$22.6	$—	$—	$—	$—	$22.6
1.01% - 2.00%	4.6	—	—	—	—	4.6
2.01% - 3.00%	273.5	—	—	—	—	273.5
3.01% - 4.00%	—	—	—	—	—	—
4.01% and above	—	—	—	—	—	—
Subtotal	300.7	—	—	—	—	300.7
No GMIR						213.5
Total						$514.2

Individual fixed deferred annuities
Up to 1.00%	$305.5	$115.4	$121.8	$449.4	$999.5	$1,991.6
1.01% - 2.00%	100.8	0.9	26.3	123.5	2.4	253.9
2.01% - 3.00%	2,897.7	—	—	—	—	2,897.7
3.01% - 4.00%	156.9	—	—	—	—	156.9
4.01% and above	—	—	—	—	—	—
Subtotal	3,460.9	116.3	148.1	572.9	1,001.9	5,300.1
No GMIR						238.2
Total						$5,538.3

Benefits and Protection – Life Insurance
Universal life
Up to 1.00%	$—	$—	$16.1	$1.0	$2.4	$19.5
1.01% - 2.00%	294.1	—	418.1	485.6	415.4	1,613.2
2.01% - 3.00%	729.7	677.2	836.3	350.6	3.0	2,596.8
3.01% - 4.00%	1,657.0	49.8	37.6	36.4	3.2	1,784.0
4.01% and above	40.5	3.9	8.3	1.5	—	54.2
Subtotal	2,721.3	730.9	1,316.4	875.1	424.0	6,067.7
No GMIR						842.7
Total						$6,910.4

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2023

	December 31, 2022
	Excess of crediting rates over GMIR
		Up to 0.50%	0.51% to 1.00%	1.01% to 2.00%	2.01% or more
	At GMIR	above GMIR	above GMIR	above GMIR	above GMIR	Total

	(in millions)
Retirement and Income Solutions
Workplace savings and retirement solutions
Up to 1.00%	$3.9	$24.8	$1,188.9	$307.8	$364.9	$1,890.3
1.01% - 2.00%	—	549.9	6,090.2	1,477.0	9.4	8,126.5
2.01% - 3.00%	15.1	0.1	—	0.1	—	15.3
3.01% - 4.00%	7.8	—	—	—	—	7.8
4.01% and above	18.8	—	—	—	—	18.8
Subtotal	45.6	574.8	7,279.1	1,784.9	374.3	10,058.7
No GMIR						2,096.0
Total						$12,154.7

Individual variable annuities
Up to 1.00%	$33.0	$—	$—	$—	$—	$33.0
1.01% - 2.00%	3.6	—	—	—	—	3.6
2.01% - 3.00%	331.8	—	—	—	—	331.8
3.01% - 4.00%	—	—	—	—	—	—
4.01% and above	—	—	—	—	—	—
Subtotal	368.4	—	—	—	—	368.4
No GMIR						13.0
Total						$381.4

Individual fixed deferred annuities
Up to 1.00%	$426.4	$161.7	$236.2	$879.2	$993.0	$2,696.5
1.01% - 2.00%	139.8	1.4	39.9	250.5	0.6	432.2
2.01% - 3.00%	3,617.1	—	—	—	—	3,617.1
3.01% - 4.00%	169.7	—	—	—	—	169.7
4.01% and above	—	—	—	—	—	—
Subtotal	4,353.0	163.1	276.1	1,129.7	993.6	6,915.5
No GMIR						312.8
Total						$7,228.3

Benefits and Protection – Life Insurance
Universal life
Up to 1.00%	$—	$8.4	$10.1	$—	$0.7	$19.2
1.01% - 2.00%	315.7	—	407.0	695.5	155.0	1,573.2
2.01% - 3.00%	865.9	951.2	903.5	59.9	0.4	2,780.9
3.01% - 4.00%	1,698.9	35.8	21.9	25.3	3.2	1,785.1
4.01% and above	40.6	10.1	3.4	1.6	—	55.7
Subtotal	2,921.1	1,005.5	1,345.9	782.3	159.3	6,214.1
No GMIR						733.8
Total						$6,947.9

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2023

11. Future Policy Benefits and Claims

Future policy benefits and claims include reserves for short-duration contracts and long-duration contracts as well as certain reinsurance balances, when in a liability position.

    The following tables summarize disaggregated amounts included in future policy benefit and claims and reconcile the totals to those reported in the consolidated statements of financial position.

	December 31, 2023	December 31, 2022
	(in millions)
Liability for future policy benefits by segment (1):
Retirement and Income Solutions:
Pension risk transfer	$23,855.8	$21,211.4
Individual fixed income annuities	4,914.1	5,019.4
Total Retirement and Income Solutions	28,769.9	26,230.8
Benefits and Protection:
Specialty Benefits:
Individual disability	1,898.4	1,698.8
Life Insurance:
Term life	1,085.9	909.0
Total Benefits and Protection	2,984.3	2,607.8
Corporate:
Long-term care insurance	166.7	183.5
Total liability for future policy benefits	31,920.9	29,022.1

Additional liability for certain benefit features by segment (2):
Benefits and Protection – Life Insurance:
Universal life	5,326.5	4,095.2
Total additional liability for certain benefit features	5,326.5	4,095.2

Reconciling items:
Participating contracts	3,060.5	3,207.2
Short-duration contracts	1,283.4	1,295.6
Cost of reinsurance liability	673.3	479.8
Reinsurance recoverable liability	45.2	39.4
Other (3)	178.2	140.1
Future policy benefits and claims per consolidated statements of financial
position	$42,488.0	$38,279.4

(1)Amounts include the deferred profit liability.
(2)Includes reserves on certain long-duration contracts where benefit features result in gains in early years followed by losses in later years.
(3)Includes other miscellaneous reserves and the impact of unrealized gains (losses) on the additional liability for certain benefit features.

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2023

Liability for Unpaid Claims

The liability for unpaid claims is reported in future policy benefits and claims within our consolidated statements of financial position. Activity associated with unpaid claims was as follows:

	For the year ended December 31,
	2023	2022	2021
	(in millions)
Balance at beginning of year	$1,395.0	$1,370.9	$1,686.0
Less: reinsurance recoverable	68.6	68.7	436.9
Net balance at beginning of year	1,326.4	1,302.2	1,249.1
Incurred:
Current year	1,650.4	1,581.8	1,505.1
Prior years	(95.4)	(44.4)	(35.4)
Total incurred	1,555.0	1,537.4	1,469.7
Payments:
Current year	1,189.2	1,138.0	1,067.8
Prior years	354.1	375.2	348.8
Total payments	1,543.3	1,513.2	1,416.6
Net balance at end of year	1,338.1	1,326.4	1,302.2
Plus: reinsurance recoverable	67.8	68.6	68.7
Balance at end of year	$1,405.9	$1,395.0	$1,370.9

    Incurred liability adjustments relating to prior years, which affected current operations during 2023, 2022 and 2021, resulted in part from developed claims for prior years being different than were anticipated when the liabilities for unpaid claims were originally estimated. These trends have been considered in establishing the current year liability for unpaid claims.

Short-Duration Contracts

Future policy benefits and claims include reserves for group life and disability insurance that provide periodic income payments. These reserves are computed using assumptions of mortality, morbidity and investment performance. These assumptions are based on our experience, industry results, emerging trends and future expectations. Future policy benefits and claims also include reserves for incurred but unreported group disability, dental, vision, critical illness, accident, PFML, hospital indemnity and life insurance claims. We recognize claims costs in the period the service was provided to our policyholders. However, claims costs incurred in a particular period are not known with certainty until after we receive, process and pay the claims. We determine the amount of this liability using actuarial methods based on historical claim payment patterns as well as emerging cost trends, where applicable, to determine our estimate of claim liabilities. Premium deficiency reserves may be established for short-duration contracts to provide for expected future losses. The premium deficiency reserve calculation considers, among other factors, anticipated investment income.

We have defined claim frequency as follows for each short-duration product:

•LTD: Claim frequency is based on submitted reserve claim counts.
•Group Life Waiver: Claim frequency is based on submitted reserve claim counts, consistent with LTD.
•Dental and Vision: Claim frequency is based on the claim form, which may include one or more procedures.
•STD, Critical Illness, Accident, Hospital Indemnity and PFML: Claim frequency is based on submitted claims.
•Group Life: Claim frequency is based on submitted life claims (lives, not coverages).

We did not make any significant changes to our methodologies or assumptions used to calculate the liability for unpaid claims for short-duration contracts during 2023.

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2023

Claims Development

    The following tables present undiscounted information about claims development by incurral year, including separate information about incurred claims and paid claims net of reinsurance for the periods indicated. The tables also include information on incurred but not reported claims and the cumulative number of reported claims.

The tables present information for the number of years for which claims incurred typically remain outstanding, but do not exceed ten years. The data is disaggregated into groupings of claims with similar characteristics, such as duration of the claim payment period and average claim amount, and with consideration to the overall size of the groupings. Outstanding liabilities equal total net incurred claims less total net paid claims plus outstanding liabilities for net unpaid claims of prior years.

LTD and Group Life Waiver Claims

											Incurred	Cumulative
											but not	number of
											reported	reported
	Net incurred claims (1)										claims	claims
	December 31,
	2014	2015	2016	2017	2018	2019	2020	2021	2022	2023	2023	2023
	($ in millions)
Incurral
year
2014	$242.2	$231.4	$214.4	$218.1	$206.2	$201.9	$202.0	$199.3	$199.8	$200.7	$0.1	7,610
2015		231.0	227.2	217.2	215.3	208.2	210.0	211.8	210.5	208.3	0.1	7,184
2016			229.8	228.4	219.4	219.5	214.4	218.7	221.9	219.0	0.1	6,171
2017				238.4	239.7	243.1	245.8	245.2	246.5	248.9	0.1	6,091
2018					239.4	245.1	239.2	239.8	235.3	238.0	0.1	5,782
2019						255.2	248.4	240.4	240.2	238.6	0.1	5,961
2020							252.1	231.0	221.1	217.7	5.8	5,939
2021								259.7	244.5	221.6	8.5	5,571
2022									274.3	240.5	4.1	5,572
2023										267.4	111.8	3,353
Total net incurred claims										$2,300.7

	Net cumulative paid claims (1)
	December 31,
	2014	2015	2016	2017	2018	2019	2020	2021	2022	2023
	(in millions)
Incurral
year
2014	$16.1	$66.0	$96.3	$111.8	$122.3	$132.4	$140.8	$147.2	$153.3	$158.5
2015		16.9	67.0	98.0	114.6	126.8	137.1	146.5	154.0	160.3
2016			16.2	70.6	105.6	124.9	136.8	147.2	157.1	165.3
2017				17.8	76.5	115.0	135.9	151.7	165.4	176.8
2018					20.1	79.9	115.7	135.7	150.3	163.3
2019						19.2	79.7	117.5	136.4	150.6
2020							20.6	78.8	113.1	130.0
2021								19.8	79.0	113.2
2022									19.6	76.6
2023										20.0
Total net paid claims										1,314.6
All outstanding liabilities for unpaid claims prior to 2014 net of reinsurance										251.8
Total outstanding liabilities for unpaid claims net of reinsurance										$1,237.9

(1) 2014-2022 unaudited.

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2023

Dental, Vision, STD, Critical Illness, Accident, Hospital Indemnity and PFML Claims

			Incurred	Cumulative
			but not	number of
			reported	reported
	Net incurred claims (1)		claims	claims
	December 31,
	2022	2023	2023	2023
	($ in millions)
Incurral year
2022	$924.4	$910.6	$—	4,317,802
2023		1,032.3	57.1	4,566,920
Total net incurred claims		$1,942.9

	Net cumulative
	paid claims (1)
	December 31,
	2022	2023
	(in millions)
Incurral year
2022	$845.5	$909.8
2023		954.0
Total net paid claims		1,863.8
All outstanding liabilities for unpaid claims prior to 2022 net of
reinsurance		—
Total outstanding liabilities for unpaid claims net of reinsurance		$79.1

(1) 2022 unaudited.

Group Life Claims

			Incurred	Cumulative
			but not	number of
			reported	reported
	Net incurred claims (1)		claims	claims
	December 31,
	2022	2023	2023	2023
	($ in millions)
Incurral year
2022	$279.3	$284.2	$1.1	6,168
2023		284.8	33.3	5,064
Total net incurred claims		$569.0

	Net cumulative
	paid claims (1)
	December 31,
	2022	2023
	(in millions)
Incurral year
2022	$218.3	$277.5
2023		215.1
Total net paid claims		492.6
All outstanding liabilities for unpaid claims prior to 2022 net of
reinsurance		8.1
Total outstanding liabilities for unpaid claims net of reinsurance		$84.5

(1) 2022 unaudited.

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2023

Reconciliation of Unpaid Claims to Liability for Unpaid Claims

    Our reconciliation of net outstanding liabilities for unpaid claims of short-duration contracts to the liability for unpaid claims follows:

	December 31, 2023
		Dental, Vision, STD,
		Critical Illness,
	LTD and Group	Accident, Hospital
	Life Waiver	Indemnity and PFML	Group Life	Consolidated
	(in millions)
Net outstanding liabilities for unpaid claims	$1,237.9	$79.1	$84.5	$1,401.5

Reconciling items:
Reinsurance recoverable on unpaid claims	39.2	—	0.1	39.3
Impact of discounting	(215.0)	—	—	(215.0)
Loss adjustment expense liability	20.5	4.6	12.5	37.6
Liability for unpaid claims - short-duration
contracts	$1,082.6	$83.7	$97.1	1,263.4
Insurance contracts other than short-duration				142.5
Liability for unpaid claims				$1,405.9

Claim Duration and Payout

    Our historical average percentage of claims paid in each year from incurral was as follows:

	December 31, 2023 (1)
		Dental, Vision, STD,
		Critical Illness,
	LTD and Group Life	Accident, Hospital
Year	Waiver	Indemnity and PFML	Group Life
1	8.1%	92.1%	78.9%
2	25.0	7.9	18.8
3	15.4
4	8.2
5	5.8
6	5.2
7	4.5
8	3.5
9	3.0
10	2.6

(1) Unaudited.

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2023

Discounting

    The following table provides the carrying amount of liabilities reported at present value for short-duration contract unpaid claims. We use a range of discount rates to derive the present value of the unpaid claims. The ranges of discount rates as well as the aggregate amount of discount deducted to derive the liabilities for unpaid claims and interest accretion recognized are also disclosed. Interest accretion is included in benefits, claims and settlement expenses within our consolidated statements of operations.

				Dental, Vision, STD,
				Critical Illness,
	LTD and Group			Accident, Hospital
	Life Waiver			Indemnity and PFML			Group Life
	($ in millions)
Carrying amount of liabilities for unpaid claims
December 31, 2023	$1,082.6			$83.7			$97.1
December 31, 2022	1,076.2			79.7			73.6
Range of discount rates
December 31, 2023	2.8	-	7.0%	—	-	—%	—	-	—%
December 31, 2022	2.8	-	7.0	—	-	—	—	-	—
Aggregate amount of discount
December 31, 2023	$215			$—			$—
December 31, 2022	209.4			—			—
Interest accretion
For the year ended:
December 31, 2023	$34.7			$—			$—
December 31, 2022	33.0			—			—
December 31, 2021	33.8			—			—

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2023

Long-Duration Contracts

Gross Premiums or Assessments and Interest Accretion

The amount of gross premiums or assessments and interest accretion recognized by segment in the consolidated statements of operations was as follows:

	Gross premiums or assessments (1)			Interest accretion (2)
	For the year ended			For the year ended
	December 31,			December 31,
	2023	2022	2021	2023	2022	2021
	(in millions)
Retirement and Income Solutions:
Pension risk transfer	$2,905.9	$1,941.0	$1,800.1	$1,008.6	$935.7	$916.7
Individual fixed income annuities	42.5	30.1	83.5	219.1	229.7	240.5
Total Retirement and Income Solutions	2,948.4	1,971.1	1,883.6	1,227.7	1,165.4	1,157.2
Benefits and Protection:
Specialty Benefits:
Individual disability	624.6	601.0	574.1	94.5	90.2	85.6
Life Insurance:
Universal life	681.8	577.7	621.0	209.2	171.2	158.3
Term life	649.1	630.5	619.4	48.2	43.9	43.2
Total Benefits and Protection	1,955.5	1,809.2	1,814.5	351.9	305.3	287.1
Corporate:
Long-term care insurance	5.1	5.2	5.2	9.6	9.8	9.5
Total per consolidated statements of operations	$4,909.0	$3,785.5	$3,703.3	$1,589.2	$1,480.5	$1,453.8

(1)Gross premiums are included within premiums and other considerations on the consolidated statements of operations. Assessments, which are only applicable to the Life Insurance – Universal life level of aggregation, are included within fees and other revenues on the consolidated statements of operations.
(2)Interest accretion is included within benefits, claims and settlement expenses on the consolidated statements of operations.

Liability for Future Policy Benefits

    The liability for future policy benefits (“LFPB”) for individual and group annuities is generally equal to the present value of expected future policy benefit payments. The reserves are computed using assumptions for mortality and interest. Mortality rate assumptions are based on our experience and are periodically reviewed against both industry standards and experience. The LFPB for non-participating term life insurance, individual disability income contracts and individual and group long-term care contracts is generally equal to the present value of expected future policy benefit payments less the present value of expected net premiums. The reserves are computed using assumptions for mortality, interest, morbidity and lapse.

An interest accretion rate is determined for an identified cohort and remains unchanged after the issue year. For policies issued on or prior to December 31, 2020, the interest accretion rate is based on the assumed investment yield when the business was issued. For policies issued after December 31, 2020, the interest accretion rate is based on the upper-medium grade fixed-income instrument yields, which is generally equivalent to a single-A rated bond yield matched to the duration of our insurance liabilities, when the business was issued.

The LFPB is remeasured to reflect current upper-medium grade fixed-income instrument yields as of each reporting date. The liability is calculated by discounting cash flows using rate curves reflecting the currency and duration of the insurance liabilities. For discount rate tenors, or points on the curves, where the upper-medium grade fixed-income instrument yields are not liquid or limited observable market data is available, we use various estimation techniques consistent with fair value measurement guidance.

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2023

Further details regarding reference rates used are included under “Interest Accretion and Current Discount Rates.”

Retirement and Income Solutions

The balances and the changes in the present value for expected future policy benefits were as follows:

	For the year ended		For the year ended
	December 31, 2023		December 31, 2022
	Pension	Individual	Pension	Individual
	risk	fixed income	risk	fixed income
	transfer	annuities	transfer	annuities

	($ in millions)
Present value of expected future policy benefit payments
Balance at beginning of period	$21,211.4	$5,019.4	$25,365.8	$6,535.0
Effect of changes in discount rate assumptions at beginning of
period	1,799.6	439.0	(3,386.5)	(812.6)
Balance at beginning of period at original discount rate	23,011.0	5,458.4	21,979.3	5,722.4
Effect of changes in cash flow assumptions	(53.4)	(1.3)	(7.9)	(3.0)
Effect of actual variances from expected experience	(14.6)	(0.1)	(3.2)	—
Adjusted beginning of period balance at original discount rate	22,943.0	5,457.0	21,968.2	5,719.4
Interest accrual	1,008.6	219.1	935.7	229.7
Benefit payments	(1,981.4)	(507.3)	(1,841.7)	(520.4)
Issuances	2,921.7	42.0	1,948.8	29.7
Balance at end of period at original discount rate	24,891.9	5,210.8	23,011.0	5,458.4
Effect of changes in discount rate assumptions at end of period	(1,036.1)	(296.7)	(1,799.6)	(439.0)
Future policy benefits	23,855.8	4,914.1	21,211.4	5,019.4
Reinsurance impact	(3,540.8)	(4,869.1)	—	(5,002.7)
Future policy benefits after reinsurance	$20,315.0	$45.0	$21,211.4	$16.7

Weighted-average duration for future policy benefits (years) (1)	8.5	7.9	8.5	7.9

(1)Represents the average of the cohort-level duration of the benefit cash flows weighted by the reserve balance for each cohort.

Upper-medium grade fixed-income instrument yields decreased during the year ended December 31, 2023, resulting in an increase to the LFPB of $763.5 million for Pension risk transfer and $142.3 million for Individual fixed income annuities.

Upper-medium grade fixed-income instrument yields increased during the year ended December 31, 2022, resulting in a decrease to the LFPB of $5,186.1 million for Pension risk transfer and $1,251.6 million for Individual fixed income annuities.

See “Interest Accretion and Current Discount Rates” for further details.

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2023

Benefits and Protection

The balances and the changes in the present value for expected net premiums and expected future policy benefits were as follows:

	For the year ended		For the year ended
	December 31, 2023		December 31, 2022
	Specialty	Life	Specialty	Life
	Benefits	Insurance	Benefits	Insurance
	Individual		Individual
	disability	Term life	disability	Term life

	($ in millions)
Present value of expected net premiums
Balance at beginning of period	$2,341.8	$3,423.2	$3,149.9	$4,193.7
Effect of changes in discount rate assumptions at beginning of
period	395.2	196.0	(198.9)	(690.1)
Balance at beginning of period at original discount rate	2,737.0	3,619.2	2,951.0	3,503.6
Effect of changes in cash flow assumptions	(37.6)	143.5	(413.1)	—
Effect of actual variances from expected experience	244.3	103.3	235.9	128.6
Adjusted beginning of period balance at original discount rate	2,943.7	3,866.0	2,773.8	3,632.2
Interest accrual	95.6	171.9	95.2	162.9
Net premiums collected	(273.4)	(359.8)	(276.5)	(346.6)
Issuances	100.1	215.7	144.5	170.7
Balance at end of period at original discount rate	2,866.0	3,893.8	2,737.0	3,619.2
Effect of changes in discount rate assumptions at end of period	(313.7)	(100.1)	(395.2)	(196.0)
Balance at end of period	$2,552.3	$3,793.7	$2,341.8	$3,423.2

Present value of expected future policy benefit payments
Balance at beginning of period	$4,040.6	$4,332.2	$5,648.3	$5,311.3
Effect of changes in discount rate assumptions at beginning of
period	1,021.4	251.6	(501.0)	(913.9)
Balance at beginning of period at original discount rate	5,062.0	4,583.8	5,147.3	4,397.4
Effect of changes in cash flow assumptions	(51.5)	181.8	(476.3)	—
Effect of actual variances from expected experience	260.8	116.8	240.0	139.0
Adjusted beginning of period balance at original discount rate	5,271.3	4,882.4	4,911.0	4,536.4
Interest accrual	190.1	220.1	185.4	206.8
Benefit payments	(210.0)	(330.4)	(183.7)	(340.6)
Issuances	102.8	232.0	149.3	181.2
Balance at end of period at original discount rate	5,354.2	5,004.1	5,062.0	4,583.8
Effect of changes in discount rate assumptions at end of period	(903.5)	(124.5)	(1,021.4)	(251.6)
Balance at end of period	$4,450.7	$4,879.6	$4,040.6	$4,332.2

Future policy benefits (1)	$1,898.4	$1,085.9	$1,698.8	$909.0
Reinsurance impact	(421.6)	(214.3)	(386.8)	25.6
Future policy benefits after reinsurance	$1,476.8	$871.6	$1,312.0	$934.6

Weighted-average duration for future policy benefits (years) (2)	18.4	9.4	18.5	9.6
(1)Represents the present value of expected future policy benefit payments less the present value of expected net premiums.
(2)Represents the average of the cohort-level duration of the benefits less the net premium cash flows weighted by the reserve balance for each cohort.

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2023

Upper-medium grade fixed-income instrument yields decreased during the year ended December 31, 2023, resulting in an increase to the LFPB of $36.4 million for Individual disability and $31.2 million for Term life.

Upper-medium grade fixed-income instrument yields increased during the year ended December 31, 2022, resulting in a decrease to the LFPB of $928.3 million for Individual disability and $279.4 million for Term life.

See “Interest Accretion and Current Discount Rates” for further details.

We updated our actuarial assumptions during the third quarter of 2023, resulting in a $13.9 million decrease in the LFPB and a $10.2 million increase to income before taxes, net of reinsurance, for Individual disability. This was primarily due to favorable updates to claim incidence rates. The updates also resulted in a $38.3 million increase in the LFPB and a $25.4 million decrease to income before taxes, net of reinsurance, for Term life. This was primarily due to unfavorable updates to mortality assumptions.

We updated our actuarial assumptions during the third quarter of 2022, resulting in a $63.2 million decrease in the LFPB and a $52.4 million increase to income before taxes, net of reinsurance, for Individual disability. This was primarily due to favorable updates to claim experience assumptions.

Additional Liability for Certain Benefit Features
The LFPB also includes an additional reserve on certain universal life contracts where benefit features result in gains in early years followed by losses in later years. The liability for these future losses is accrued in relation to estimated contract assessments. A premium deficiency exists if the net liabilities together with future premiums are determined to be insufficient to provide for expected future policy benefits. Premium deficiency testing considers, among other factors, anticipated investment income and does not include a provision for adverse deviation. We did not have a premium deficiency reserve as of December 31, 2023 or December 31, 2022.
The balances and the changes in the additional liability for certain benefits features for Life Insurance – Universal life contracts, excluding the impact of unrealized gains (losses), were as follows:

	For the year ended	For the year ended
	December 31, 2023	December 31, 2022

	($ in millions)
Balance at beginning of period	$4,095.2	$3,814.2
Effect of changes in cash flow assumptions	725.4	(6.0)
Effect of actual variances from expected experience	45.2	54.9
Interest accrual	209.2	171.2
Net assessments collected	378.1	320.3
Benefit payments	(126.6)	(91.9)
Other (1)	—	(167.5)
Balance at end of period	5,326.5	4,095.2
Reinsurance impact	(5,306.2)	(4,091.4)
Balance at end of period after reinsurance	$20.3	$3.8

Weighted-average duration for additional liability (years) (2)	26.2	27.6

(1)Reflects the impact of re-cohorting in 2022 as a result of our decision to manage the ULSG business separately from our other UL business following the Strategic Review.
(2)Represents the average of the cohort-level duration of the benefits less the net assessment cash flows weighted by the reserve balance for each cohort.

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2023

We updated our actuarial assumptions during the third quarter of 2023, resulting in a $725.4 million increase in the additional liability for certain benefit features primarily due to policyholder lapse behavior assumptions related to ULSG products, resulting in a $13.1 million decrease to income before taxes, net of reinsurance.

Corporate

The balances and the changes in the present value for expected net premiums and expected future policy benefits for long-term care insurance were as follows:

	For the year ended	For the year ended
	December 31, 2023	December 31, 2022

	($ in millions)
Present value of expected net premiums
Balance at beginning of period	$64.6	$62.8
Effect of changes in discount rate assumptions at beginning of period	(3.6)	(14.0)
Balance at beginning of period at original discount rate	61.0	48.8
Effect of changes in cash flow assumptions	(13.3)	10.0
Effect of actual variances from expected experience	(5.7)	4.1
Adjusted beginning of period balance at original discount rate	42.0	62.9
Interest accrual	2.9	3.3
Net premiums collected	(5.1)	(5.2)
Balance at end of period at original discount rate	39.8	61.0
Effect of changes in discount rate assumptions at end of period	3.0	3.6
Balance at end of period	$42.8	$64.6

Present value of expected future policy benefit payments
Balance at beginning of period	$248.1	$297.5
Effect of changes in discount rate assumptions at beginning of period	(18.9)	(89.5)
Balance at beginning of period at original discount rate	229.2	208.0
Effect of changes in cash flow assumptions	(40.5)	17.2
Effect of actual variances from expected experience	2.5	3.7
Adjusted beginning of period balance at original discount rate	191.2	228.9
Interest accrual	12.5	13.1
Benefit payments	(14.2)	(12.8)
Balance at end of period at original discount rate	189.5	229.2
Effect of changes in discount rate assumptions at end of period	20.0	18.9
Balance at end of period	$209.5	$248.1

Future policy benefits (1)	$166.7	$183.5
Reinsurance impact	(166.7)	(183.5)
Future policy benefits after reinsurance	$—	$—

Weighted-average duration for future policy benefits (years) (2)	10.4	11.8

(1)Represents the present value of expected future policy benefit payments less the present value of expected net premiums.
(2)Represents the average of cohort-level duration of the benefits less the net premium cash flows weighted by the reserve balance for each cohort.

Upper-medium grade fixed-income instrument yields decreased during the year ended December 31, 2023, resulting in an increase to the LFPB of $1.7 million.

Upper-medium grade fixed-income instrument yields increased during the year ended December 31, 2022, resulting in a decrease to the LFPB of $60.2 million.

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2023

See “Interest Accretion and Current Discount Rates” for further details.

Expected Future Gross Premiums and Benefit Payments

The amounts of expected undiscounted future benefit payments, expected undiscounted future gross premiums and expected discounted future gross premiums, utilizing the current upper-medium fixed-income instrument yield, were as follows:

	December 31, 2023	December 31, 2022
	(in millions)

Retirement and Income Solutions:
Pension risk transfer
Expected undiscounted future benefit payments	$36,325.5	$33,691.4

Individual fixed income annuities
Expected undiscounted future benefit payments	$7,292.0	$7,716.6

Benefits and Protection – Specialty Benefits:
Individual disability
Expected discounted future gross premiums	$5,456.4	$5,140.9
Expected undiscounted future gross premiums	$8,264.8	$7,978.7
Expected undiscounted future benefit payments	$8,981.2	$8,473.9

Benefits and Protection – Life Insurance:
Term life
Expected discounted future gross premiums	$6,385.1	$6,104.6
Expected undiscounted future gross premiums	$10,287.2	$10,146.3
Expected undiscounted future benefit payments	$7,832.3	$7,202.5

Corporate:
Long-term care insurance
Expected discounted future gross premiums	$42.8	$64.6
Expected undiscounted future gross premiums	$60.3	$96.5
Expected undiscounted future benefit payments	$371.0	$483.4

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2023

Interest Accretion and Current Discount Rates

The interest accretion rate shown for each level of aggregation is an average of the cohort-level accretion rates weighted by the reserve balance for each cohort within that level of aggregation. The current discount rate is calculated at a cohort-level based on current upper-medium fixed-income instrument yields and weighted by the reserve balance for each cohort within each level of aggregation. The weighted-average rates were as follows:

	Interest accretion rate		Current discount rate
	December 31, 2023	December 31, 2022	December 31, 2023	December 31, 2022
Retirement and Income Solutions:
Pension risk transfer	4.52%	4.38%	4.99%	5.31%
Individual fixed income annuities	4.22%	4.22%	4.97%	5.30%
Benefits and Protection:
Specialty Benefits:
Individual disability	3.96%	4.03%	5.05%	5.36%
Life Insurance:
Universal life	4.75%	4.73%	See note (1)	See note (1)
Term life	4.83%	4.89%	4.90%	5.22%
Corporate:
Long-term care insurance	6.16%	6.16%	5.01%	5.34%

(1)The additional liability for certain benefit features for Life Insurance – Universal life is measured using the discount rate at contract inception. Therefore, the current discount rate is not applicable for this product.

12. Market Risk Benefits

    Contracts or contract features that provide protection to the policyholder from capital market risk, including equity, interest rate or foreign exchange risk, and expose us to other-than-nominal capital market risk are classified as MRBs. We issue certain annuity contracts and other investment contracts that include MRBs that have been bifurcated from the host contract. The Retirement and Income Solutions segment offers variable annuity products with GMWB riders and GMDB riders, including the GMDB for its RILA products that offer return of premium death benefits.

MRBs are measured at fair value at the contract level and can be in either an asset or liability position, depending on certain inputs at the reporting date. MRB assets and liabilities are presented separately within the consolidated statements of financial position. Increases to an asset or decreases to a liability are described as favorable changes to fair value.

Changes in fair value are reported in MRB remeasurement (gain) loss on the consolidated statements of operations. However, the change in fair value related to our own nonperformance risk is reported in OCI. For contracts that contain multiple MRB features, the MRBs are valued on a combined basis using an integrated model.

    MRBs are classified as Level 3 fair value measurements as the fair value is based on unobservable inputs. The key assumptions for calculating the fair value of the MRBs are market assumptions such as equity market returns, interest rate levels, market volatility and correlations and policyholder behavior assumptions such as lapse, mortality, utilization and withdrawal patterns. Risk margins are included in the policyholder behavior assumptions. The assumptions are based on a combination of historical data and actuarial judgment. The MRBs are valued using stochastic models that incorporate a spread reflecting our own nonperformance risk.

The assumption for our own nonperformance risk for MRBs is based on the current market credit spreads for debt-like instruments we have issued and are available in the market. Increases (decreases) in our own nonperformance risk, which impacts the rates used to discount future cash flows, could lead to favorable (unfavorable) changes in the fair value of the MRBs.

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2023

Long-term interest rates are used as the mean return when projecting the growth in the value of the associated account value and impact the discount rate used in the discounted future cash flows valuation. The amount of claims will increase if account value is not sufficient to cover guaranteed withdrawals. An increase (decrease) in risk-free rates could cause a favorable (unfavorable) change in the fair value of the MRBs. A decrease (increase) in market volatilities could cause a favorable (unfavorable) change in the fair value of the MRBs.

An increase (decrease) in mortality rates or the overall lapse rate assumptions could cause a favorable (unfavorable) change in the fair value of the MRBs. The lapse rate assumption may vary dynamically based on the relationship between the guarantee and associated account value. A weaker (stronger) dynamic lapse rate assumption could lead to favorable (unfavorable) changes in the fair value of the MRBs.
The utilization rate assumption includes how many contractholders will take withdrawals, when they will take them and how much of their benefit they will take. A decrease (increase) in the number of contractholders taking withdrawals, contractholders taking withdrawals earlier versus later, or contractholders taking more versus less of their benefit could lead to favorable (unfavorable) changes in the fair value of the MRBs.

The following tables summarize disaggregated MRB amounts in an asset and liability position reported in the consolidated statements of financial position.

	December 31, 2023			December 31, 2022
			Net asset			Net asset
	Asset	Liability	(liability)	Asset	Liability	(liability)
	(in millions)
Retirement and Income Solutions:
Individual variable annuities	$153.4	$111.9	$41.5	$109.2	$181.4	$(72.2)
Total MRB per consolidated statements
of financial position	$153.4	$111.9	$41.5	$109.2	$181.4	$(72.2)

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2023

Retirement and Income Solutions

    The net asset (liability) balances and the changes in the valuation of the MRBs for Individual variable annuities were as follows:

	For the year ended	For the year ended
	December 31, 2023	December 31, 2022

	($ in millions)
Balance at beginning of period	$(72.2)	$(494.7)
Effect of changes in nonperformance risk at beginning of period	(31.7)	109.5
Adjusted balance at beginning of period	(103.9)	(385.2)
Effect of:
Interest accrual and expected policyholder behavior	(80.9)	(90.1)
Benefit payments	0.4	1.3
Changes in interest rates	39.9	539.1
Changes in equity markets	155.1	(112.4)
Changes in equity index volatility	47.9	(50.2)
Actual policyholder behavior different from expected behavior	(4.0)	1.5
Changes in future expected policyholder behavior	—	(6.1)
Changes in other future expected assumptions	(5.3)	(1.8)
Adjusted balance at end of period	49.2	(103.9)
Effect of changes in nonperformance risk at end of period	(7.7)	31.7
Balance at end of period	$41.5	$(72.2)

Weighted-average attained age of policyholders (years) (1)	67.7	67.4
Net amount at risk (2)	$111.2	$415.5

(1)The weighted-average attained age is calculated at the contract level using the total contributions since inception and the age of the contractholders.
(2)The net amount at risk for our GMDB riders is defined as the current GMDB amount in excess of the current account balance. The net amount at risk for our GMWB riders is defined as the greater of the present value of the GMWB payments less the current account balance or zero. For contracts with both GMDB and GMWB riders, the net amount at risk is the greater of the GMDB or GMWB net amount at risk. A decrease in the net amount at risk in 2023 as a result of increases in the equity markets was partially offset by an increase in the net amount at risk as a result of increases in interest rates. Decreases in the equity markets and increases in interest rates resulted in an increase in the net amount at risk in 2022.

Significant changes to inputs and assumptions that impacted the change in the MRB fair value measurement shown above were as follows:

	For the year ended		For the year ended
	December 31, 2023		December 31, 2022
		Change in net		Change in net
	Change in input	MRB asset (liability)	Change in input	MRB asset (liability)
Long-term interest rate	Increased	Favorable	Increased	Favorable
Equity markets	Increased	Favorable	Decreased	Unfavorable
Equity market volatilities	Decreased	Favorable	Increased	Unfavorable
Own nonperformance risk	Decreased	Unfavorable	Increased	Favorable

See “Unobservable Inputs for Fair Value Measurement” for additional details on the inputs.

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2023

Unobservable Inputs for Fair Value Measurement

The following table provides quantitative information about the significant unobservable inputs used for fair value measurements of MRBs. The utilization rate and mortality rate inputs are omitted from the table as a range does not provide meaningful presentation. The utilization rate represents the number of contractholders taking withdrawals in addition to the amount and timing of the withdrawals. The mortality rate is an input based on an appropriate industry mortality table.

	December 31, 2023				December 31, 2022
				Weighted-				Weighted-
	Range of inputs			Average	Range of inputs			Average
Retirement and Income Solutions:
Individual variable annuities
Long-term interest rate (1)	4.00	-	4.20%	4.10%	3.97	-	4.12%	4.04%
Long-term equity market volatility	18.00	-	33.00%	22.00%	18.10	-	34.15%	22.07%
Nonperformance risk	0.80	-	1.60%	1.30%	0.90	-	1.96%	1.65%
Lapse rate	1.10	-	55.00%	5.90%	1.25	-	24.75%	5.76%

(1)Represents the range of rate curves used in the valuation analysis that we have determined market participants would use when pricing the instrument. The rate curves are derived from an interpolation between various observable swap rates.

13. Reinsurance

We reinsure a portion of the insurance risks associated with our individual disability, traditional life, universal life, medical and long-term care insurance as well as pension risk transfer and retail fixed annuity contracts with significant life insurance risk through reinsurance agreements with affiliated and unaffiliated reinsurance companies, primarily on a quota share, excess loss, yearly renewable term or coinsurance basis. During the fourth quarter of 2023, we closed a coinsurance with funds withheld reinsurance transaction with PFS Bermuda in which we ceded certain of our term life and PRT blocks of business. We use the reinsurance method of accounting for this transaction. During the second quarter of 2022, we closed a coinsurance with funds withheld reinsurance transaction with Talcott Life & Annuity Re in which we ceded our in-force U.S. retail fixed annuity and ULSG blocks of business. The economics of the transaction were effective as of January 1, 2022. We use both the reinsurance and deposit methods of accounting for this transaction. For further information about this transaction, refer to Note 1, Nature of Operations and Significant Accounting Policies.

We are contingently liable with respect to reinsurance ceded to other companies in the event the reinsurer is unable to meet the obligations it has assumed. As of December 31, 2023 and 2022, we had $18,346.0 million and $13,541.3 million of reinsurance recoverable assets, respectively, included in reinsurance recoverable and deposit receivable on the consolidated statements of financial position, which does not reflect potentially offsetting impacts of collateral. As of December 31, 2023 and 2022, we had $45.2 million and $39.4.0 million of reinsurance recoverable liabilities, respectively, included in future policy benefits and claims on the consolidated statements of financial condition. As of December 31, 2023 and 2022, $18,093.5 million, or 99%, and $12,953.1 million, or 98%, were with our five largest ceded reinsurers, respectively.

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2023

The effects of reinsurance on premiums and other considerations and policy and contract benefits were as follows:

	For the year ended December 31,
	2023	2022	2021

	(in millions)
Premiums and other considerations:
Direct	$6,423.8	$5,216.5	$4,869.7
Assumed	517.0	503.5	494.3
Ceded	(544.1)	(455.7)	(650.0)
Net premiums and other considerations	$6,396.7	$5,264.3	$4,714.0

Benefits, claims and settlement expenses:
Direct	$8,022.0	$6,579.3	$6,460.7
Assumed	853.7	772.1	727.8
Ceded	(1,649.5)	(1,468.7)	(571.0)
Net benefits, claims and settlement expenses	$7,226.2	$5,882.7	$6,617.5

Liability for future policy benefits remeasurement (gain) loss:
Direct	$466.9	$(166.5)	$(12.4)
Assumed	269.6	(8.3)	10.9
Ceded	(789.0)	(85.0)	1.9
Net liability for future policy benefits remeasurement (gain) loss	$(52.5)	$(259.8)	$0.4

As of December 31, 2023 and 2022, we had a $6,078.7 million and $7,901.0 million reinsurance deposit receivable, respectively.

Refer to Note 5, Investments, for information on our financing receivables valuation allowance related to the reinsurance recoverable and deposit receivable.

Cost of Reinsurance

A reinsurance asset or liability is established to spread the expected net reinsurance costs or profits over the expected term of the contracts. The cost of reinsurance asset and liability are reported in premiums due and other receivables and liability for future policy benefits and claims, respectively, on the consolidated statements of financial position. The cost of reinsurance asset and liability included on the consolidated statements of financial position were as follows:

	December 31, 2023	December 31, 2022
	(in millions)
Cost of reinsurance asset	$3,529.7	$3,339.1

Cost of reinsurance liability	$673.3	$479.8

Cost of reinsurance amortization, including the impact of remeasurement, of $20.4 million, $19.3 million and $23.0 million for the years ended December 31, 2023, 2022 and 2021, respectively, was reported in benefits, claims and settlement expenses and liability for future policy benefits remeasurement (gain) loss on the consolidated statements of operations.

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2023

Funds Withheld

The following assets were held in support of our reserves associated with our coinsurance with funds withheld agreement and are reported in the line items shown on the consolidated statements of financial position.

	December 31, 2023	December 31, 2022
	(in millions)
Fixed maturities, available-for-sale	$19,220.7	$15,693.5
Fixed maturities, trading	316.8	100.8
Equity securities	0.3	11.0
Mortgage loans	2,826.0	2,810.8
Other investments	621.4	179.8
Cash and cash equivalents	942.0	1,762.9
Accrued interest income	231.7	178.7
Net other liabilities	(201.9)	(33.6)
Net assets	$23,957.0	$20,703.9

Certain assets are reported at amortized cost while the fair value of those assets is reflected in the funds withheld payable. As of December 31, 2023 and 2022, we had a $23,744.9 million and $20,436.1 million funds withheld payable, which was net of a $2,326.1 million and $3,652.8 million embedded derivative asset, respectively. The change in fair value of the embedded derivative was a gain (loss) of $(1,326.7) million, $3,652.8 million and $0.0 million for the years ended December 31, 2023, 2022 and 2021, respectively.

While the economic benefits of the funds withheld assets flow to the reinsurers, we retain legal ownership of the assets within the funds withheld account. Guidelines are in place to ensure the investment risk is appropriately managed. Net investment income and net realized capital gains (losses) related to the assets on the consolidated statements of operations is reported net of the amounts that flow to the reinsurers. The realized gains and losses that do not flow to the reinsurers are reported in net realized capital gains (losses) on funds withheld assets on the consolidated statements of operations.

Following are the components of net investment income on the funds withheld assets that were passed to the reinsurers.

	For the year ended December 31,
	2023	2022
	(in millions)
Fixed maturities, available-for-sale	$906.9	$745.9
Fixed maturities, trading	11.9	2.0
Equity securities	0.2	0.6
Mortgage loans	125.2	98.4
Cash and cash equivalents	58.9	18.2
Other	64.0	4.8
Total	1,167.0	869.9
Investment expenses	24.7	20.5
Net investment income	$1,142.3	$849.4

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2023

Following are the components of net realized capital gains (losses) on the funds withheld assets that were passed to the reinsurers.

	For the year ended December 31,
	2023	2022
	(in millions)
Fixed maturities, available-for-sale	$(230.9)	$(235.5)
Fixed maturities, trading	(0.1)	(6.4)
Equity securities	(1.2)	(2.4)
Mortgage loans	(34.1)	(24.8)
Derivatives	7.2	2.7
Other	—	3.3
Net realized capital losses	$(259.1)	$(263.1)

14. Debt

Short-Term Debt

The components of short-term debt were as follows:

			December 31, 2023
	Financing			Short-term debt
Obligor/Applicant	structure	Maturity	Capacity	outstanding
			(in millions)
PLIC	Credit facility	October 2027	$800.0	$—
Total			$800.0	$—

			December 31, 2022
	Financing			Short-term debt
Obligor/Applicant	structure	Maturity	Capacity	outstanding
			(in millions)
PLIC	Credit facility	October 2027	$800.0	$—
Total			$800.0	$—

    Our revolving credit facilities are committed and available for general corporate purposes. These credit facilities also provide 100% back-stop support for our commercial paper program, of which we had no outstanding balances as of both December 31, 2023 and 2022.

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2023

Long-Term Debt

    The components of long-term debt were as follows:

	December 31, 2023
		Net unamortized
		discount,
		premium and
		debt issuance	Carrying
	Principal	costs	amount
	(in millions)
Non-recourse mortgages and notes payable	$3.1	$(0.1)	$3.0
Total long-term debt	$3.1	$(0.1)	$3.0

	December 31, 2022
		Net unamortized
		discount,
		premium and
		debt issuance	Carrying
	Principal	costs	amount
	(in millions)
Non-recourse mortgages and notes payable	$67.1	$0.7	$67.8
Total long-term debt	$67.1	$0.7	$67.8

The non-recourse mortgages and notes payable are primarily financings for real estate developments. As of December 31, 2023, the development had an outstanding principal balance of $3.0 million with an interest rate of 4.0%. As of December 31, 2022, outstanding principal balances ranged from $3.0 million to $15.9 million per development with interest rates ranging from 3.5% to 4.8%. Outstanding debt is secured by the underlying real estate properties, which were reported as real estate on our consolidated statements of financial position with a carrying value of $321.7 million and $317.6 million as of December 31, 2023 and 2022, respectively.

As of December 31, 2023, future annual maturities of long-term debt were as follows (in millions):

Year ending December 31:
2024	$0.1
2025	0.1
2026	0.9
2027	0.9
2028	1.0
Thereafter	—
Total future maturities of long-term debt	$3.0

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2023

15. Income Taxes

Income Taxes (Benefits)

    Our income taxes (benefits) were as follows:

	For the year ended December 31,
	2023	2022	2021
	(in millions)
Current income taxes (benefits):
U.S. federal	$45.8	$(142.9)	$96.8
State	19.1	21.7	11.4
Total current income taxes (benefits)	64.9	(121.2)	108.2
Deferred income taxes (benefits):
U.S. federal	(141.0)	1,231.7	87.9
State	(11.3)	(4.5)	0.5
Total deferred income taxes (benefits)	(152.3)	1,227.2	88.4
Income taxes (benefits)	$(87.4)	$1,106.0	$196.6

    Our income before income taxes was as follows:

	For the year ended December 31,
	2023	2022	2021
	(in millions)
Domestic	$149.2	$5,785.5	$1,512.7
Total income before income taxes	$149.2	$5,785.5	$1,512.7

Effective Income Tax Rate

Our provision for income taxes may not have the customary relationship of taxes to income. A reconciliation between the U.S. corporate income tax rate and the effective income tax rate was as follows:

	For the year ended December 31,
	2023	2022	2021
U.S. corporate income tax rate	21%	21%	21%
Dividends received deduction	(47)	(1)	(5)
Tax credits	(40)	(1)	(3)
Interest exclusion from taxable income	(15)	—	(1)
Impact of equity method presentation	(3)	—	—
Employee compensation	(2)	—	—
Other postretirement employee benefits redesignation	(2)	—	—
Low income housing tax credit amortization	24	—	—
State income taxes	4	—	—
Nondeductible expenses	2	—	—
Other	(1)	—	1
Effective income tax rate	(59)%	19%	13%

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2023

Unrecognized Tax Benefits

    Our changes in unrecognized tax benefits were as follows:

	For the year ended December 31,
	2023	2022	2021
	(in millions)
Balance at beginning of period	$40.6	$43.9	$45.8
Additions based on tax positions related to the current year	0.3	—	1.3
Reductions for tax positions related to the current year	(3.2)	(3.3)	(3.2)
Balance at end of period (1)	$37.7	$40.6	$43.9

(1) Our 2023 effective income tax rate would not be impacted if unrecognized tax benefits were recognized. We recognize interest and penalties related to uncertain tax positions in operating expenses within the consolidated statements of operations.

As of December 31, 2023 and 2022, we had recognized $1.7 million and $1.4 million of accumulated pre-tax interest and penalties related to unrecognized tax benefits, respectively. We do not believe there is a reasonable possibility the total amount of the unrecognized tax benefits will significantly increase or decrease in the next twelve months considering recent settlements and the status of current and pending Internal Revenue Service (“IRS”) examinations.

Net Deferred Income Taxes

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Our significant components of net deferred income taxes were as follows:

	December 31,
	2023	2022
	(in millions)
Deferred income tax assets:
Net unrealized losses on available-for-sale securities	$1,098.3	$1,611.9
Net operating and capital loss carryforwards	42.9	—
Tax credit carryforwards	64.2	65.8
Employee benefits	30.0	26.4
Intangible assets	42.2	17.6
Other deferred income tax assets	8.5	—
Gross deferred income tax assets	1,286.1	1,721.7
Valuation allowance	(12.0)	(12.3)
Total deferred income tax assets	1,274.1	1,709.4
Deferred income tax liabilities:
Deferred acquisition costs	(622.5)	(655.6)
Investments, including derivatives	(210.1)	(187.6)
Funds withheld embedded derivative	(488.5)	(767.1)
Real estate	(136.7)	(140.0)
Insurance liabilities	(1,165.6)	(1,011.9)
Gain on sale of discontinued operations (1)	(174.5)	(182.1)
Other deferred income tax liabilities	—	(51.1)
Total deferred income tax liabilities	(2,797.9)	(2,995.4)
Total net deferred income tax liabilities	$(1,523.8)	$(1,286.0)

(1)Represents a deferred intercompany gain on the sale of PGI LLC to PFS, which was allocated to stockholder’s equity as the result of a taxable common control transaction on the standalone financials of the transferring entity.

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2023

Our net deferred income taxes by jurisdiction were as follows:

	December 31,
	2023	2022
	(in millions)
Deferred income tax assets:
State	$17.2	$10.9
Net deferred income tax assets	17.2	10.9
Deferred income tax liabilities:
U.S. federal	(1,541.0)	(1,296.9)
Net deferred income tax liabilities	(1,541.0)	(1,296.9)
Total net deferred income tax liabilities	$(1,523.8)	$(1,286.0)

In management’s judgment, total deferred income tax assets are more likely than not to be realized. Included in the deferred income tax asset are tax credit carryforwards available to offset future taxable income or income taxes. As of December 31, 2023 and 2022, we had tax credit carryforwards for U.S. federal income tax purposes of $64.2 million and $65.8 million, respectively. The federal tax credit carryforwards, if unused, will expire in 2042. As of December 31, 2023, these carryforwards are anticipated to be utilized before expiration; therefore, no valuation allowance has been provided for the related deferred income tax asset.

As of December 31, 2023 and 2022, state net operating loss carryforwards were $178.5 million and $0.3 million, respectively, and will expire between 2032 and 2040. As of December 31, 2023, all accumulated state net operating loss carryforwards are anticipated to be utilized before expiration; therefore, no valuation allowance has been provided for the related deferred income tax assets. As of December 31, 2023 and 2022, valuation allowances of $12.0 million and $12.3 million, respectively, had been recorded against the income tax benefits associated primarily with net unrealized capital losses on benefit plan trusts.

Effects of Tax Legislation

The Inflation Reduction Act of 2022 (“IRA 2022”) was enacted by the U.S. government on August 16, 2022. The IRA 2022 implements a new corporate alternative minimum tax (“CAMT”) effective January 1, 2023. We are an “Applicable Corporation,” which requires computation of the U.S. federal income tax liability under two systems, the U.S. regular corporate tax (“RCT”) and the CAMT. Although the CAMT may apply in any given year when tentative minimum tax (“TMT”) exceeds the RCT liability, as a “prepayment” the CAMT generates a corresponding alternative minimum tax credit (“AMTC”). The AMTC is accounted for as a deferred tax asset (“DTA”) with an indefinite carryover life recoverable in years when the RCT liability exceeds TMT. Our tax sharing agreement with PFG was amended in 2023 to allocate the CAMT exclusively to PFS.

The tax accounting consequences of a change in tax law is required to be recognized in the period legislation is enacted. Generally, a company is also required to consider the impact of new tax law on realizability of its DTAs, including determination of whether a change to its valuation allowance amounts is necessary. We made an accounting policy election to disregard our CAMT status when evaluating DTAs under the RCT system associated with the IRA 2022.

Other Tax Information

Income tax returns are filed in U.S. federal jurisdiction as well as various states where we and one or more of our subsidiaries conduct business. Although determined by jurisdiction, with few exceptions our tax uncertainties relate primarily to U.S. federal income tax matters. The IRS has completed examination of our consolidated U.S. federal income tax returns for years prior to 2013 and did not exam 2013 and 2014. IRS claims for refund for tax years 2004 through 2008, following settlement of a partnership matter with the Department of Justice in March 2019, were finalized in 2020 and have been received in full as of December 31, 2021. IRS claims for refund filed for tax years 2006 through 2008 were received in September 2020. In 2019, an IRS 30-day letter on examination of tax years 2009 through 2012 was received, the proposed adjustments found acceptable, and associated tax settlements subsequently occurred in 2020 prior to expiration of the extended statute of limitations. As of December 31, 2023 and 2022, we had $(141.0) million and $20.7 million, respectively, of current income tax receivables (payables) associated with outstanding audit issues.

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2023

The U.S. federal statute of limitations has expired for years prior to 2015. The IRS is currently auditing our U.S. federal income tax returns for tax years 2015-2018 and 2019-2022. The statutes remain open through normal statute extensions. We do not expect the results of these audits, subsequent related adjustments or developments in other tax areas for all open tax years to significantly change the possible increase in the amount of unrecognized tax benefits, but the outcome of tax reviews is uncertain and unforeseen results can occur.

We believe we have adequate defenses against, or sufficient provisions for, contested issues, but final resolution could take several years depending on whether legal remedies are pursued. Consequently, we do not believe issues that might arise in tax years subsequent to 2014 will have a material impact on our net income.

16. Employee and Agent Benefits

PFG provides a U.S. qualified defined benefit pension plan, covering U.S. employees that meet certain eligibility requirements and certain agents contracted on or before December 31, 2018. A final average pay benefit formula has been in place for plan participants employed prior to January 1, 2002. For agents, this formula ended on December 31, 2018, and for employees the formula ended on December 31, 2022. The final average pay benefit is based on the years of service and generally the employee's or agent's average annual compensation during the last five years prior to the earliest of termination, retirement or the formula end date. A cash balance benefit was added on January 1, 2002. A participant's cash balance account is credited with an amount based on the participant’s salary, age and service. These credits accrue with interest. For plan participants hired on and after January 1, 2002, only the cash balance benefit applies. For pre-2002 participants, the pension benefit earned prior to the final average pay formula end date is the greater of the final average pay benefit or the cash balance benefit earned before the end date. They will also earn a new cash balance benefit for service after the formula end date. We reflect pension expense through our expense allocation agreement with PFG.

In addition, PFG sponsors non-qualified defined benefit plans subject to Section 409A of the Internal Revenue Code. This plan is for certain highly compensated employees and agents to replace the benefit that cannot be provided by the qualified defined benefit pension plan due to IRS limits. These nonqualified plans generally parallel the qualified plan but offer different payment options. No agent will become a new participant in the nonqualified plan after December 31, 2018.

We provide certain health care, life insurance and long-term care benefits for retired employees, their beneficiaries and covered dependents ("other postretirement benefits"). While virtually all U.S. employees continue to have access to the postretirement health care and life insurance benefits, only those U.S. employees that were hired prior to January 1, 2002, and retired prior to January 1, 2011, (post-65 medical) or January 1, 2020, (life insurance and pre-65 medical) were eligible to receive subsidized benefits. All others pay the full cost of coverage. The long-term care plan was subsidized only for those who retired prior to January 1, 2000, and is no longer accessible. The subsidy level for all benefits varies by plan, age, service and retirement date. Our policy is to fund the cost of providing retiree benefits in the years the employees are providing service, taking into account the funded status of the trust. PFG is the sponsor of the post-65 retiree medical plan for both employees and individual field agents.

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2023

Obligations and Funded Status

    The combined funded status, reconciled to amounts recognized in the consolidated statements of financial position relating to the other postretirement employee benefits plans, was as follows:

	December 31,
	2023	2022
	(in millions)
Change in benefit obligation
Benefit obligation at beginning of year	$(58.6)	$(79.2)
Interest cost	(2.8)	(1.9)
Actuarial gain (loss)	(3.0)	17.0
Participant contributions	(6.1)	(6.4)
Benefits paid	13.6	11.9
Benefit obligation at end of year	$(56.9)	$(58.6)

Change in plan assets
Fair value of plan assets at beginning of year	$70.4	$89.5
Actual return on plan assets	9.6	(15.0)
Employer contribution	1.5	1.4
Participant contributions	6.1	6.4
Benefits paid	(13.6)	(11.9)
Fair value of plan assets at end of year	$74.0	$70.4

Amount recognized in statement of financial position
Other assets	$17.1	$11.8
Total	$17.1	$11.8

Amount recognized in accumulated other comprehensive income
Total net actuarial gain	$(20.5)	$(18.1)
Pre-tax accumulated other comprehensive income	$(20.5)	$(18.1)

Other Postretirement Plan Changes and Plan Gains/Losses

For the year ended December 31, 2023, the other postretirement benefit plans had an actuarial loss primarily due to a decrease in the discount rates and actual medical claims costs being higher than previously expected. For the year ended December 31, 2022, the other postretirement benefit plans had an actuarial gain primarily due to an increase in the discount rates and actual medical claims costs being lower than previously expected.

We did not have any other postretirement benefit plans with an accumulated postretirement benefit obligation in excess of plan assets.

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2023

Components of Other Postretirement Benefits Net Periodic Benefit Cost

	For the year ended December 31,
	2023	2022	2021
	(in millions)
Interest cost	$2.8	$1.9	$1.8
Expected return on plan assets	(3.5)	(3.8)	(3.5)
Recognized net actuarial gain	(0.7)	(0.8)	(0.4)
Net periodic benefit income	$(1.4)	$(2.7)	$(2.1)

The components of net periodic benefit cost including the service cost component are included in operating expenses on the consolidated statements of operations.

For the other postretirement benefit plans, actuarial gains and losses were amortized with use of the corridors allowed.

For the other postretirement benefit plans, amounts recognized in pre-tax accumulated other comprehensive (income) loss were as follows:

	For the year ended December 31,
	2023	2022
	(in millions)
Other changes recognized in accumulated other comprehensive (income) loss
Net actuarial (gain) loss	$(3.1)	$1.8
Amortization of net gain	0.7	0.8
Total recognized in pre-tax accumulated other comprehensive (income) loss	$(2.4)	$2.6
Total recognized in net periodic benefit cost and pre-tax accumulated
other comprehensive income	$(3.8)	$(0.1)

Net actuarial (gain) loss and net prior service cost benefit have been recognized in AOCI.

Assumptions

Weighted-average assumptions used for other postretirement benefit plans to determine benefit obligations as disclosed under the Obligations and Funded Status section

	December 31,
	2023	2022
Discount rate	4.80%	5.05%
Rate of compensation increase	N/A	N/A

Weighted average assumptions used for other postretirement benefit plans to determine net periodic benefit cost

	For the year ended December 31,
	2023	2022	2021
Discount rate	5.05%	2.55%	2.15%
Expected long-term return on plan assets	5.20%	4.25%	4.25%
Rate of compensation increase	N/A	N/A	N/A %

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2023

For other postretirement benefits, the discount rate is determined by projecting future benefit payments inherent in the accumulated postretirement benefit obligation, and discounting those cash flows using a spot yield curve for high quality corporate bonds. The plans’ expected benefit payments are discounted to determine a present value using the yield curve and the discount rate is the level rate that produces the same present value. The 5.20% expected long-term return on plan assets for 2023 was based on the weighted average expected long-term asset returns for the medical, life and long-term care plans.

Assumed Health Care Cost Trend Rates Used to Determine Net Periodic Benefit Cost

	December 31,
	2023	2022
Health care cost trend rate assumed for next year under age 65	7.50%	7.00%
Rate to which the cost trend rate is assumed to decline (the ultimate trend rate)	4.50%	4.50%
Year that the rate reaches the ultimate trend rate (under age 65)	2032	2031

Other Postretirement Benefit Plan Assets

Fair value is defined as the price that would be received to sell an asset in an orderly transaction between market participants at the measurement date (an exit price). The fair value hierarchy prioritizes the inputs to valuation techniques used to measure fair value into three levels.

•Level 1 – Fair values are based on unadjusted quoted prices in active markets for identical assets.
•Level 2 – Fair values are based on inputs other than quoted prices within Level 1 that are observable for the asset, either directly or indirectly.
•Level 3 – Fair values are based on significant unobservable inputs for the asset.

Our other postretirement benefit plan assets consist of cash, investments in fixed income security portfolios and investments in equity security portfolios. Because of the nature of cash, its carrying amount approximates fair value. The fair value of fixed income investment funds, U.S. equity portfolios and international equity portfolios is based on quoted prices in active markets for identical assets.

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2023

The fair value of the other postretirement benefit plans’ assets by asset category as of the most recent measurement date was as follows:

	December 31, 2023
	Assets	Fair value hierarchy level
	measured at
	fair value	Level 1	Level 2	Level 3
	(in millions)
Asset category
Cash and cash equivalents	$1.1	$1.1	$—	$—
Fixed income security portfolios (1)	34.9	34.9	—	—
U.S. equity portfolios (2)	27.6	27.6	—	—
International equity portfolios (3)	10.4	10.4	—	—
Total	$74.0	$74.0	$—	$—

	December 31, 2022
	Assets	Fair value hierarchy level
	measured at
	fair value	Level 1	Level 2	Level 3
	(in millions)
Asset category
Cash and cash equivalents	$0.5	$0.5	$—	$—
Fixed income security portfolios (1)	34.7	34.7	—	—
U.S. equity portfolios (2)	25.6	25.6	—	—
International equity portfolios (3)	9.6	9.6	—	—
Total	$70.4	$70.4	$—	$—

(1)The portfolios invest in various fixed income securities, primarily of U.S. origin. These include, but are not limited to, corporate bonds, residential mortgage-backed securities, commercial mortgage-backed securities, U.S. Treasury securities, agency securities, asset-backed securities and collateralized mortgage obligations.
(2)The portfolios invest primarily in publicly traded equity securities of large U.S. companies.
(3)The portfolios invest primarily in publicly traded equity securities of non-U.S. companies.

    We have established an investment policy that provides the investment objectives and guidelines for the other postretirement benefit plans. Our investment strategy is to achieve the following:

•Obtain a reasonable long-term return consistent with the level of risk assumed and at a cost of operation within prudent levels. Performance benchmarks are monitored.
•Ensure sufficient liquidity to meet the emerging benefit liabilities for the plans.
•Provide for diversification of assets in an effort to avoid the risk of large losses and maximize the investment return to the other postretirement benefit plans consistent with market and economic risk.

    In administering the other postretirement benefit plans’ asset allocation strategies, we consider the projected liability stream of benefit payments, the relationship between current and projected assets of the plan and the projected actuarial liabilities streams, the historical performance of capital markets adjusted for the perception of future short- and long-term capital market performance and the perception of future economic conditions.

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2023

According to our investment policy, the target asset allocation for the other postretirement benefit plans is:

Asset category	Target allocation
Fixed income security portfolios	50%
U.S. equity portfolios	35%
International equity portfolios	15%

Estimated Future Benefit Payments

The estimated future benefit payments, which reflect expected future service are:

Other postretirement
benefits (gross benefit
payments, including
prescription drug benefits)
(in millions)
Year ending December 31:
2024	$11.2
2025	10.2
2026	9.1
2027	8.0
2028	7.2
2029-2033	29.7

    The above table reflects the total estimated future benefits to be paid from the plan, including both our share of the benefit cost and the participants' share of the cost, which is funded by their contributions to the plan. The assumptions used in calculating the estimated future benefit payments are the same as those used to measure the benefit obligation for the year ended December 31, 2023.

17. Contingencies, Guarantees, Indemnifications and Leases

Litigation and Regulatory Contingencies

We are regularly involved in litigation, both as a defendant and as a plaintiff, but primarily as a defendant. Litigation naming us as a defendant ordinarily arises out of our business operations as a provider of asset management and accumulation products and services, individual life insurance, specialty benefits insurance and our investment activities. Some of the lawsuits may be class actions, or purport to be, and some may include claims for unspecified or substantial punitive and treble damages.

We may discuss such litigation in one of three ways. We accrue a charge to income and disclose legal matters for which the chance of loss is probable and for which the amount of loss can be reasonably estimated. We may disclose contingencies for which the chance of loss is reasonably possible and provide an estimate of the possible loss or range of loss or a statement that such an estimate cannot be made. Finally, we may voluntarily disclose loss contingencies for which the chance of loss is remote in order to provide information concerning matters that potentially expose us to possible losses.

In addition, regulatory bodies such as state insurance departments, the SEC, the Financial Industry Regulatory Authority, the Department of Labor and other regulatory agencies regularly make inquiries and conduct examinations or investigations concerning our compliance with, among other things, insurance laws, securities laws, Employee Retirement Income Security Act and laws governing the activities of broker-dealers. We receive requests from regulators and other governmental authorities relating to industry issues and may receive additional requests, including subpoenas and interrogatories, in the future.

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2023

While the outcome of any pending or future litigation or regulatory matter cannot be predicted, management does not believe any such matter will have a material adverse effect on our business or financial position. To the extent such matters present a reasonably possible chance of loss, we are generally not able to estimate the possible loss or range of loss associated therewith. The outcome of such matters is always uncertain and unforeseen results can occur. It is possible that such outcomes could require us to pay damages or make other expenditures or establish accruals in amounts that we could not estimate as of December 31, 2023.

Guarantees and Indemnifications

    In the normal course of business, we have provided guarantees to our ultimate parent, PFG, related to benefit payments of the nonqualified pension plans and the nonqualified deferred compensation plans. We also provided guarantees to third parties primarily related to a former subsidiary. The terms of these agreements range in duration and often are not explicitly defined. The maximum exposure under these agreements as of December 31, 2023, was approximately $141.0 million. At inception, the fair value of such guarantees was insignificant. In addition, we believe the likelihood is remote that material payments will be required. Therefore, any liability accrued within our consolidated statements of financial position is insignificant. Should we be required to perform under these guarantees, we generally could recover a portion of the loss from third parties through recourse provisions included in agreements with such parties, the sale of assets held as collateral that can be liquidated in the event performance is required under the guarantees or other recourse generally available to us; therefore, such guarantees would not result in a material adverse effect on our business or financial position. While the likelihood is remote, such outcomes could materially affect net income in a particular quarter or annual period.

We are also subject to various other indemnification obligations issued in conjunction with divestitures, acquisitions, financing and reinsurance transactions whose terms range in duration and often are not explicitly defined. Certain portions of these indemnifications may be capped, while other portions are not subject to such limitations; therefore, the overall maximum amount of the obligation under the indemnifications cannot be reasonably estimated. At inception, the fair value of such indemnifications was insignificant. In addition, we believe the likelihood is remote that material payments will be required. Therefore, any liability accrued within our consolidated statements of financial position is insignificant. While we are unable to estimate with certainty the ultimate legal and financial liability with respect to these indemnifications, we believe that performance under these indemnifications would not result in a material adverse effect on our business or financial position. While the likelihood is remote, performance under these indemnifications could materially affect net income in a particular quarter or annual period.

Guaranty Funds

Under state insurance guaranty fund laws, insurers doing business in a state can be assessed, up to prescribed limits, for certain obligations of insolvent insurance companies to policyholders and claimants. A state’s fund assesses its members based on their pro rata market share of written premiums in the state for the classes of insurance for which the insolvent insurer was engaged. Some states permit member insurers to recover assessments paid through full or partial premium tax offsets. We accrue liabilities for guaranty fund assessments when an assessment is probable, can be reasonably estimated and when the event obligating us to pay has occurred. While we cannot predict the amount and timing of any future assessments, we have established reserves we believe are adequate for assessments relating to insurance companies that are currently subject to insolvency proceedings. As of December 31, 2023 and 2022, the liability balance for guaranty fund assessments, which is not discounted, was $20.7 million and $20.6 million, respectively, and was reported within other liabilities in the consolidated statements of financial position. As of December 31, 2023 and 2022, $9.9 million and $9.7 million, respectively, related to premium tax offsets were included in premiums due and other receivables in the consolidated statements of financial position.

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2023

Leases

    As a lessee, we lease office space, data processing equipment, office furniture and office equipment under various operating leases. We also lease buildings and hardware storage equipment under finance leases. Lease assets and liabilities are recognized at the commencement of a lease based on the present value of lease payments over the lease term. We generally use our incremental borrowing rate based on the information available at the lease commencement date to determine the present value of lease payments. Lease term may include options to extend or terminate the lease when it is reasonably certain we will exercise the option. Leases with an initial term of twelve months or less are not recorded on the consolidated statements of financial position. We recognize lease expense for leases on a straight-line basis over the lease term. Some of our lease agreements include payments for property taxes, insurance, utilities or common area maintenance, which are not based on an index or rate. These payments are recognized in net income in the period in which the obligation has occurred.

    We sublease certain office space to third parties, which are primarily operating leases. We record sublease income on a straight-line basis over the lease term.

    The lease assets and liabilities were as follows:

	December 31,
	2023	2022
	(in millions)
Assets
Operating lease assets (1)	$113.0	$116.9
Finance lease assets (1)	73.8	82.4
Total lease assets	$186.8	$199.3

Liabilities
Operating lease liabilities (2)	$104.5	$112.2
Finance lease liabilities (2)	74.8	83.0
Total lease liabilities	$179.3	$195.2

(1)Operating and finance lease assets are primarily reported within property and equipment on the consolidated statements of financial position.
(2)Operating and finance lease liabilities are reported within other liabilities on the consolidated statements of financial position.

The lease cost was as follows:

	For the year ended December 31,
	2023	2022	2021
	(in millions)
Finance lease cost (1):
Amortization of right-of-use assets	$32.9	$34.0	$30.5
Interest on lease liabilities	1.9	1.2	1.0
Operating lease cost (1)	28.9	34.6	37.6
Other lease cost (1) (2)	6.6	9.5	7.3
Sublease income (3)	(0.3)	(1.5)	(1.7)
Total lease cost	$70.0	$77.8	$74.7

(1)Finance, operating and other lease costs are primarily included in operating expenses on the consolidated statements of operations.
(2)Other lease cost primarily reflects variable and short-term lease costs.
(3)Sublease income is included in fees and other revenues on the consolidated statements of operations.

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2023

Payments for operating leases for the years ended December 31, 2023, 2022 and 2021, were $32.4 million, $32.0 million and $36.0 million, respectively. Payments for finance leases for the years ended December 31, 2023, 2022 and 2021, were $34.3 million, $35.1 million and $31.4 million, respectively. The following represents future payments due by period for lease obligations:

	Operating leases	Finance leases	Total
	(in millions)
For the twelve months ending December 31:
2024	$25.2	$31.1	$56.3
2025	22.1	23.4	45.5
2026	18.9	17.1	36.0
2027	15.2	7.5	22.7
2028	11.0	0.1	11.1
2029 and thereafter	25.9	—	25.9
Total lease payments	118.3	79.2	197.5
Less: interest	13.8	4.4	18.2
Present value of lease liabilities	$104.5	$74.8	$179.3

    The weighted-average remaining lease term and weighted-average discount rates were as follows:

	For the year ended December 31,
	2023	2022	2021
Weighted-average remaining lease term (in years):
Operating leases	7.3	7.7	7.8
Finance leases	3.0	2.8	3.2

Weighted-average discount rate:
Operating leases	2.9%	2.5%	2.2%
Finance leases	3.5%	1.7%	1.1%

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2023

18. Stockholder's Equity

Other Comprehensive Income (Loss)

	For the year ended December 31, 2023
	Pre-Tax	Tax	After-Tax
	(in millions)
Net unrealized gains on available-for-sale securities during the period	$2,069.1	$(438.8)	$1,630.3
Reclassification adjustment for losses included in net income (1)	355.1	(74.8)	280.3
Adjustments for assumed changes in amortization patterns	(2.5)	0.6	(1.9)
Adjustments for assumed changes in policyholder liabilities	0.7	(0.1)	0.6
Net unrealized gains on available-for-sale securities	2,422.4	(513.1)	1,909.3

Net unrealized losses on derivative instruments during the period	(44.9)	9.4	(35.5)
Reclassification adjustment for gains included in net income (2)	(7.4)	1.6	(5.8)
Adjustments for assumed changes in amortization patterns	(0.9)	0.2	(0.7)
Adjustments for assumed changes in policyholder liabilities	0.2	—	0.2
Net unrealized losses on derivative instruments	(53.0)	11.2	(41.8)

Liability for future policy benefits discount rate remeasurement loss (3)	(496.5)	104.3	(392.2)

Market risk benefit nonperformance risk loss (4)	(39.4)	8.3	(31.1)

Unrecognized postretirement benefit obligation during the period	3.0	(0.7)	2.3
Amortization of amounts included in net periodic benefit cost (5)	(0.7)	0.2	(0.5)
Net unrecognized postretirement benefit obligation	2.3	(0.5)	1.8

Other comprehensive income	$1,835.8	$(389.8)	$1,446.0

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2023

	For the year ended December 31, 2022
	Pre-Tax	Tax	After-Tax
	(in millions)
Net unrealized losses on available-for-sale securities during the period	$(12,980.2)	$2,753.0	$(10,227.2)
Reclassification adjustment for losses included in net income (1)	333.3	(70.4)	262.9
Adjustments for assumed changes in amortization patterns	(3.7)	0.7	(3.0)
Adjustments for assumed changes in policyholder liabilities	273.2	(57.3)	215.9
Net unrealized losses on available-for-sale securities	(12,377.4)	2,626.0	(9,751.4)

Net unrealized losses on derivative instruments during the period	(1.4)	0.4	(1.0)
Reclassification adjustment for gains included in net income (2)	(28.0)	5.8	(22.2)
Adjustments for assumed changes in amortization patterns	(0.1)	—	(0.1)
Adjustments for assumed changes in policyholder liabilities	0.4	(0.2)	0.2
Net unrealized losses on derivative instruments	(29.1)	6.0	(23.1)

Liability for future policy benefits discount rate remeasurement gain (3)	6,295.5	(1,322.1)	4,973.4

Market risk benefit nonperformance risk gain (4)	141.2	(29.7)	111.5

Unrecognized postretirement benefit obligation during the period	(1.7)	0.3	(1.4)
Amortization of amounts included in net periodic benefit cost (5)	(0.8)	0.2	(0.6)
Net unrecognized postretirement benefit obligation	(2.5)	0.5	(2.0)

Other comprehensive loss	$(5,972.3)	$1,280.7	$(4,691.6)

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2023

	For the year ended December 31, 2021
	Pre-Tax	Tax	After-Tax
	(in millions)
Net unrealized losses on available-for-sale securities during the period	$(2,313.3)	$490.5	$(1,822.8)
Reclassification adjustment for losses included in net income (1)	20.5	(4.3)	16.2
Adjustments for assumed changes in amortization patterns	(0.2)	—	(0.2)
Adjustments for assumed changes in policyholder liabilities	252.6	(53.0)	199.6
Net unrealized losses on available-for-sale securities	(2,040.4)	433.2	(1,607.2)

Net unrealized gains on derivative instruments during the period	66.7	(14.1)	52.6
Reclassification adjustment for gains included in net income (2)	(25.5)	5.4	(20.1)
Adjustments for assumed changes in policyholder liabilities	1.2	(0.2)	1.0
Net unrealized gains on derivative instruments	42.4	(8.9)	33.5

Liability for future policy benefits discount rate remeasurement gain (3)	2,076.0	(435.9)	1,640.1

Market risk benefit nonperformance risk loss (4)	(2.8)	0.6	(2.2)

Unrecognized postretirement benefit obligation during the period	2.3	(0.5)	1.8
Amortization of amounts included in net periodic benefit cost (5)	(0.4)	0.1	(0.3)
Net unrecognized postretirement benefit obligation	1.9	(0.4)	1.5

Other comprehensive income	$77.1	$(11.4)	$65.7

(1)     Pre-tax reclassification adjustments relating to available-for-sale securities are reported in net realized capital gains (losses) and net realized capital gains (losses) on funds withheld assets on the consolidated statements of operations.
(2) See Note 6, Derivative Financial Instruments, under the caption “Effect of Fair Value and Cash Flow Hedges on Consolidated Statements of Operations” for further details.
(3) Includes the discount rate remeasurement gain (loss) associated with the LFPB and the associated reinsurance recoverable. See Note 11, Future Policy Benefits and Claims, under the caption “Liability for Future Policy Benefits” for further details.
(4) See Note 12, Market Risk Benefits, for further details.
(5) Amount is comprised of amortization of prior service cost (benefit) and recognized net actuarial (gain) loss, which is reported in operating expenses on the consolidated statements of operations. See Note 16, Employee and Agent Benefits, under the caption “Components of Net Periodic Benefit Cost” for further details.

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2023

Accumulated Other Comprehensive Income (Loss)

	Net unrealized	Net unrealized	LFPB		Unrecognized	Accumulated
	gains (losses) on	gains (losses) on	discount rate	MRB	postretirement	other
	available-for-sale	derivative	remeasurement	nonperformance	benefit	comprehensive
	securities (1)	instruments	gain (loss)	risk gain (loss)	obligation	income (loss)
	(in millions)
Balances as of January 1, 2021	$3,955.5	$18.5	$—	$—	$12.9	$3,986.9
Other comprehensive income during
the period, net of adjustments	(1,623.4)	53.6	1,640.1	(2.2)	1.8	69.9
Amounts reclassified from AOCI	16.2	(20.1)	—	—	(0.3)	(4.2)
Other comprehensive income	(1,607.2)	33.5	1,640.1	(2.2)	1.5	65.7
Effects of implementation of
accounting change related to
long-duration insurance
contracts, net	1,356.0	5.0	(5,328.8)	(84.3)	—	(4,052.1)
Net assets transferred to affiliate due
to change in benefit plan
sponsorship	—	—	—	—	2.0	2.0
Balances as of December 31, 2021	3,704.3	57.0	(3,688.7)	(86.5)	16.4	2.5
Other comprehensive loss during
the period, net of adjustments	(10,014.3)	(0.9)	4,973.4	111.5	(1.4)	(4,931.7)
Amounts reclassified from AOCI	262.9	(22.2)	—	—	(0.6)	240.1
Other comprehensive loss	(9,751.4)	(23.1)	4,973.4	111.5	(2.0)	(4,691.6)
Adjustments for reinsurance (2)	108.3	6.1	—	—	—	114.4
Balances as of December 31, 2022	(5,938.8)	40.0	1,284.7	25.0	14.4	(4,574.7)
Other comprehensive income during
the period, net of adjustments	1,629.0	(36.0)	(392.2)	(31.1)	2.3	1,172.0
Amounts reclassified from AOCI	280.3	(5.8)	—	—	(0.5)	274.0
Other comprehensive income	1,909.3	(41.8)	(392.2)	(31.1)	1.8	1,446.0
Balances as of December 31, 2023	$(4,029.5)	$(1.8)	$892.5	$(6.1)	$16.2	$(3,128.7)

(1)Net unrealized losses on available-for-sale debt securities for which an allowance for credit loss has been recorded were $1.5 million, $1.8 million and $0.6 million as of December 31, 2023, 2022 and 2021, respectively.
(2)Reflects the January 1, 2022, balance associated with our ULSG business that was ceded to Talcott Life & Annuity Re.

Dividend Limitations

Under Iowa law, we may pay dividends or make other distributions only from the earned surplus arising from our business and must receive the prior approval of the Commissioner of Insurance of the State of Iowa (“the Commissioner”) to pay stockholder dividends or make any other distribution if such distribution would exceed certain statutory limitations. Iowa law gives the Commissioner discretion to disapprove requests for distributions in excess of these limitations. Extraordinary dividends include those made, together with dividends and other distributions, within the preceding twelve months that exceed the greater of (i) 10% of our statutory policyholder surplus as of the previous year-end excluding admitted disallowed interest maintenance reserve or (ii) the statutory net gain from operations from the previous calendar year, not to exceed earned surplus. Based on this limitation and 2023 statutory results, we could pay approximately $1,497.8 million in ordinary stockholder dividends in 2024 without prior regulatory approval. However, because the dividend test is based on dividends previously paid over rolling twelve-month periods, if paid before a specified date during 2024, some or all of such dividends may be extraordinary and require regulatory approval.

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2023

19. Fair Value Measurements

We use fair value measurements to record fair value of certain assets and liabilities and to estimate fair value of financial instruments not recorded at fair value but required to be disclosed at fair value. Certain financial instruments, particularly policyholder liabilities other than investment contracts, are excluded from these fair value disclosure requirements.

Valuation Hierarchy

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). The fair value hierarchy prioritizes the inputs to valuation techniques used to measure fair value into three levels. The level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety considering factors specific to the asset or liability.

•Level 1 – Fair values are based on unadjusted quoted prices in active markets for identical assets or liabilities.
•Level 2 – Fair values are based on inputs other than quoted prices within Level 1 that are observable for the asset or liability, either directly or indirectly.
•Level 3 – Fair values are based on at least one significant unobservable input for the asset or liability.

Determination of Fair Value

The following discussion describes the valuation methodologies and inputs used for assets and liabilities measured at fair value on a recurring basis. The techniques utilized in estimating the fair value of financial instruments are reliant on the assumptions used. Care should be exercised in deriving conclusions about our business, its value or financial position based on the fair value information of financial instruments presented below.

Fair value estimates are made based on available market information and judgments about the financial instrument at a specific point in time. Such estimates do not consider the tax impact of the realization of unrealized gains or losses. In addition, the disclosed fair value may not be realized in the immediate settlement of the financial instrument. We validate prices through an investment analyst review process, which includes validation through direct interaction with external sources, review of recent trade activity or use of internal models. In circumstances where broker quotes are used to value an instrument, we generally receive one non-binding quote. Broker quotes are validated through an investment analyst review process, which includes validation through direct interaction with external sources and use of internal models or other relevant information. We did not make any significant changes to our valuation processes during 2023.

Fixed Maturities

Fixed maturities include bonds, ABS, redeemable preferred stock and certain non-redeemable preferred securities. When available, the fair value of fixed maturities is based on quoted prices of identical assets in active markets. These are reflected in Level 1 and primarily include U.S. Treasury bonds and actively traded redeemable corporate preferred securities.

When quoted prices of identical assets in active markets are not available, our first priority is to obtain prices from third party pricing vendors. We have regular interaction with these vendors to ensure we understand their pricing methodologies and to confirm they are utilizing observable market information. Their methodologies vary by asset class and include inputs such as estimated cash flows, benchmark yields, reported trades, broker quotes, credit quality, industry events and economic events. Fixed maturities with validated prices from pricing services, which includes the majority of our public fixed maturities in all asset classes, are generally reflected in Level 2. Also included in Level 2 are corporate bonds when quoted market prices are not available, for which an internal model using substantially all observable inputs or a matrix pricing valuation approach is used. In the matrix approach, securities are grouped into pricing categories that vary by sector, rating and average life. Each pricing category is assigned a risk spread based on studies of observable public market data for specific security classes. The expected cash flows of the security are then discounted back at the current Treasury curve plus the appropriate risk spread. Although the matrix valuation approach provides a fair valuation of each pricing category, the valuation of an individual security within each pricing category may also be impacted by company specific factors.

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2023

If we are unable to price a fixed maturity security using prices from third party pricing vendors or other sources specific to the asset class, we may obtain a broker quote or utilize an internal pricing model specific to the asset utilizing relevant market information, to the extent available and where at least one significant unobservable input is utilized. These are reflected in Level 3 in the fair value hierarchy and can include fixed maturities across all asset classes. As of December 31, 2023, approximately 3% of our total fixed maturities were Level 3 securities valued using internal pricing models.

The primary inputs, by asset class, for valuations of the majority of our Level 2 investments from third party pricing vendors or our internal pricing valuation approach are described below.

U.S. Government and Agencies/Non-U.S. Governments. Inputs include recently executed market transactions, interest rate yield curves, maturity dates, market price quotations and credit spreads relating to similar instruments.

States and Political Subdivisions. Inputs include Municipal Securities Rulemaking Board reported trades, U.S. Treasury and other benchmark curves, material event notices, new issue data and obligor credit ratings.

Corporate. Inputs include recently executed transactions, market price quotations, benchmark yields, issuer spreads and observations of equity and credit default swap curves related to the issuer. For private placement corporate securities valued through the matrix valuation approach inputs include the current Treasury curve and risk spreads based on sector, rating and average life of the issuance.

RMBS, CMBS, Collateralized Debt Obligations and Other Debt Obligations. Inputs include cash flows, priority of the tranche in the capital structure, expected time to maturity for the specific tranche, reinvestment period remaining and performance of the underlying collateral including prepayments, defaults, deferrals, loss severity of defaulted collateral and, for RMBS, prepayment speed assumptions. Other inputs include market indices and recently executed market transactions.

Equity Securities

Equity securities include mutual funds, common stock and non-redeemable preferred stock. Fair values of equity securities are determined using quoted prices in active markets for identical assets when available, which are reflected in Level 1. When quoted prices are not available, we may utilize internal valuation methodologies appropriate for the specific asset that use observable inputs such as underlying share prices or the net asset value (“NAV”), which are reflected in Level 2. Fair values might also be determined using broker quotes or through the use of internal models or analysis that incorporate significant assumptions deemed appropriate given the circumstances and consistent with what other market participants would use when pricing such securities, which are reflected in Level 3.

Derivatives

The fair values of exchange-traded derivatives are determined through quoted market prices, which are reflected in Level 1. Exchange-traded derivatives include futures that are settled daily, which reduces their fair value in the consolidated statements of financial position. The fair values of OTC cleared derivatives are determined through market prices published by the clearinghouses, which are reflected in Level 2. The clearinghouses utilize the SOFR curve in their valuation. Variation margin associated with OTC cleared derivatives is settled daily, which reduces their fair value in the consolidated statements of financial position. The fair values of bilateral OTC derivative instruments are determined using either pricing valuation models that utilize market observable inputs or broker quotes. The majority of our bilateral OTC derivatives are valued with models that use market observable inputs, which are reflected in Level 2. Significant inputs include contractual terms, interest rates, currency exchange rates, credit spread curves, equity prices and volatilities. These valuation models consider projected discounted cash flows, relevant swap curves and appropriate implied volatilities. Certain bilateral OTC derivatives utilize unobservable market data, primarily independent broker quotes that are nonbinding quotes based on models that do not reflect the result of market transactions, which are reflected in Level 3.

Our non-cleared derivative contracts are generally documented under ISDA Master Agreements, which provide for legally enforceable set-off and close-out netting of exposures to specific counterparties. Collateral arrangements are bilateral and based on current ratings of each entity. We utilize the SOFR curve to value our positions. Counterparty credit risk is routinely monitored to ensure our adjustment for nonperformance risk is appropriate. Our centrally cleared derivative contracts are conducted with regulated centralized clearinghouses, which provide for daily exchange of cash collateral or variation margin equal to the difference in the daily market values of those contracts that eliminates the nonperformance risk on these trades.

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2023

Interest Rate Contracts. For non-cleared contracts, which include interest rate swaps and have included swaptions, we use discounted cash flow valuation techniques to determine the fair value using observable swap curves as the inputs. These are reflected in Level 2. We have forward contracts for which we obtain prices from third party pricing vendors. These are reflected in Level 2. For centrally cleared contracts we use published prices from clearinghouses. These are reflected in Level 2. In addition, we have forward contracts and have had interest rate options that were valued using broker quotes. These are reflected in Level 3.

Foreign Exchange Contracts. We use discounted cash flow valuation techniques that utilize observable swap curves and exchange rates as the inputs to determine the fair value of foreign currency swaps. These are reflected in Level 2. Currency forwards are valued using observable market inputs, including forward currency exchange rates. These are reflected in Level 2. In addition, we had a limited number of non-standard currency swaps that were valued using broker quotes. These were reflected within Level 3.

Equity Contracts. We use an option pricing model using observable implied volatilities, dividend yields, index prices and swap curves as the inputs to determine the fair value of equity options. These are reflected in Level 2. Certain equity option contracts are valued using broker quotes. These are reflected in Level 3.

Credit Contracts. We use either the ISDA Credit Default Swap Standard discounted cash flow model that utilizes observable default probabilities and recovery rates as inputs to determine the fair value of credit default swaps. These are reflected in Level 2. In addition, we have a limited number of credit default swaps that are valued using broker quotes. These are reflected within Level 3.

Other Investments

Other investments reported at fair value include invested assets of consolidated sponsored investment funds, unconsolidated sponsored investment funds, other investment funds reported at fair value, other loans of a consolidated VIE for which the fair value option was elected and certain redeemable and nonredeemable preferred stock.

The fair value of investment funds is determined using the NAV of the fund. The NAV of the fund represents the price at which we would be able to initiate a transaction. Investments for which the NAV represents a quoted price in an active market for identical assets are reflected in Level 1. Investments that do not have a quoted price in an active market are reflected in Level 2.

Other loans of a consolidated VIE for which the fair value option was elected are reflected in Level 3. The fair value of these loans is estimated using a discounted cash flow valuation model that utilizes standard assumption-setting methodology accepted by market participants in the industry. The assumptions are formed based on historical performance of the loans and utilizes market data inputs such as charge-off rates, prepayment rates, recovery rates and discount rates.

Cash Equivalents

Certain cash equivalents are reported at fair value on a recurring basis and include money market instruments and other short-term investments with maturities of three months or less. Fair values of these cash equivalents may be determined using public quotations, when available, which are reflected in Level 1. When public quotations are not available, because of the highly liquid nature of these assets, carrying amounts may be used to approximate fair values, which are reflected in Level 2.

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2023

Separate Account Assets

Separate account assets include equity securities, debt securities, cash equivalents and derivative instruments, for which fair values are determined as previously described, and are reflected in Level 1, Level 2 and Level 3. Separate account assets also include commercial mortgage loans, for which the fair value is estimated by discounting the expected total cash flows using market rates that are applicable to the yield, credit quality and maturity of the loans. The market clearing spreads vary based on mortgage type, weighted average life, rating and liquidity. These are reflected in Level 3. Finally, separate account assets include real estate, for which the fair value is estimated using discounted cash flow valuation models that utilize various public real estate market data inputs. In addition, each property is appraised annually by an independent appraiser. The real estate included in separate account assets is recorded net of related mortgage encumbrances for which the fair value is estimated using discounted cash flow analysis based on our incremental borrowing rate for similar borrowing arrangements. The real estate within the separate accounts is reflected in Level 3.

Market Risk Benefits

MRBs are measured at fair value at the contract level on a recurring basis and are reflected in Level 3 as either an asset or a liability, depending on certain inputs at the reporting date. The key assumptions for calculating the fair value are market assumptions and policyholder behavior. Risk margins are included in the policyholder behavior assumptions. The assumptions are based on a combination of historical data and actuarial judgment. The MRBs are valued using stochastic models that incorporate a spread reflecting our own nonperformance risk.

The assumption for our own nonperformance risk is based on current market credit spreads for debt-like instruments we have issued and are available in the market. Refer to Note 12, Market Risk Benefits, for further information on the determination of fair value measurement of MRBs.

Investment and Universal Life Contracts

Certain universal life, annuity and other investment contracts include embedded derivatives that have been bifurcated from the host contract and are measured at fair value on a recurring basis, which are reflected in Level 3. The key assumptions for calculating the fair value of the embedded derivative liabilities are market assumptions (such as equity market returns, interest rate levels, market volatility and correlations) and policyholder behavior assumptions (such as lapse and mortality). Risk margins are included in the policyholder behavior assumptions. The assumptions are based on a combination of historical data and actuarial judgment. The embedded derivative liabilities are valued using models that incorporate a spread reflecting our own creditworthiness.

The assumption for our own nonperformance risk for investment contracts and any embedded derivatives bifurcated from certain universal life, annuity and investment contracts is based on the current market credit spreads for debt-like instruments we have issued and are available in the market.

Funds Withheld Payable

The funds withheld payable includes an embedded derivative that has been bifurcated from the host contract and is measured at fair value on a recurring basis, which is reflected in Level 3. The fair value is determined based on the change in the estimated fair value of the underlying funds withheld investments. The fair value of these assets is determined as previously described.

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2023

Assets and Liabilities Measured at Fair Value on a Recurring Basis

    Assets and liabilities measured at fair value on a recurring basis were as follows:

	December 31, 2023
	Assets/	Amount
	(liabilities)	measured at	Fair value hierarchy level
	measured at	net asset
	fair value	value (5)	Level 1	Level 2	Level 3
	(in millions)
Assets
Fixed maturities, available-for-sale:
U.S. government and agencies	$1,504.9	$—	$1,210.8	$294.1	$—
Non-U.S. governments	479.9	—	—	479.9	—
States and political subdivisions	6,613.3	—	—	6,545.1	68.2
Corporate	33,079.5	—	30.9	30,742.7	2,305.9
Residential mortgage-backed pass-
through securities	2,824.9	—	—	2,824.9	—
Commercial mortgage-backed securities	4,743.4	—	—	4,740.4	3.0
Collateralized debt obligations (1)	5,397.8	—	—	5,322.4	75.4
Other debt obligations	7,886.5	—	—	6,703.9	1,182.6
Total fixed maturities, available-for-sale	62,530.2	—	1,241.7	57,653.4	3,635.1
Fixed maturities, trading	715.3	—	27.7	307.8	379.8
Equity securities	43.0	—	14.9	28.1	—
Derivative assets (2)	253.0	—	—	246.9	6.1
Other investments	238.3	73.7	—	—	164.6
Cash equivalents	3,010.2	—	449.6	2,560.6	—
Market risk benefit asset (3)	153.4	—	—	—	153.4
Sub-total excluding separate account
assets	66,943.4	73.7	1,733.9	60,796.8	4,339.0

Separate account assets	131,641.7	8,692.0	103,598.9	18,598.0	752.8
Total assets	$198,585.1	$8,765.7	$105,332.8	$79,394.8	$5,091.8

Liabilities
Investment and universal life contracts (4)	$(115.5)	$—	$—	$—	$(115.5)
Market risk benefit liability (3)	(111.9)	—	—	—	(111.9)
Funds withheld payable embedded
derivative (4)	2,326.1	—	—	—	2,326.1
Derivative liabilities (2)	(473.4)	—	—	(472.6)	(0.8)
Total liabilities	$1,625.3	$—	$—	$(472.6)	$2,097.9

Net assets	$200,210.4	$8,765.7	$105,332.8	$78,922.2	$7,189.7

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2023

	December 31, 2022
	Assets/	Amount
	(liabilities)	measured at	Fair value hierarchy level
	measured at	net asset
	fair value	value (5)	Level 1	Level 2	Level 3
	(in millions)
Assets
Fixed maturities, available-for-sale:
U.S. government and agencies	$1,715.9	$—	$1,354.0	$361.9	$—
Non-U.S. governments	520.4	—	—	520.4	—
States and political subdivisions	6,168.3	—	—	6,099.2	69.1
Corporate	33,184.8	—	26.6	31,589.9	1,568.3
Residential mortgage-backed pass-
through securities	2,170.9	—	—	2,170.9	—
Commercial mortgage-backed securities	4,827.5	—	—	4,824.1	3.4
Collateralized debt obligations (1)	4,560.2	—	—	4,504.0	56.2
Other debt obligations	6,483.3	—	—	6,015.5	467.8
Total fixed maturities, available-for-sale	59,631.3	—	1,380.6	56,085.9	2,164.8
Fixed maturities, trading	634.0	—	78.6	449.2	106.2
Equity securities	53.1	—	14.8	38.3	—
Derivative assets (2)	256.6	—	—	256.5	0.1
Other investments	82.8	81.4	—	—	1.4
Cash equivalents	2,776.4	—	930.3	1,846.1	—
Market risk benefit asset (3)	109.2	—	—	—	109.2
Sub-total excluding separate account
assets	63,543.4	81.4	2,404.3	58,676.0	2,381.7

Separate account assets	120,279.6	9,120.9	91,424.2	18,700.4	1,034.1
Total assets	$183,823.0	$9,202.3	$93,828.5	$77,376.4	$3,415.8

Liabilities
Investment and universal life contracts (4)	$(46.3)	$—	$—	$—	$(46.3)
Market risk benefit liability (3)	(181.4)	—	—	—	(181.4)
Funds withheld payable embedded
derivative (4)	3,652.8	—	—	—	3,652.8
Derivative liabilities (2)	(612.2)	—	—	(608.1)	(4.1)
Total liabilities	$2,812.9	$—	$—	$(608.1)	$3,421.0

Net assets	$186,635.9	$9,202.3	$93,828.5	$76,768.3	$6,836.8

(1)Primarily consists of collateralized loan obligations backed by secured corporate loans.
(2)Within the consolidated statements of financial position, derivative assets are reported with other investments and derivative liabilities are reported with other liabilities. The amounts are presented gross in the tables above to reflect the presentation on the consolidated statements of financial position; however, are presented net for purposes of the rollforward in the Changes in Level 3 Fair Value Measurements tables. Refer to Note 6, Derivative Financial Instruments, for further information on fair value by class of derivative instruments.
(3)Refer to Note 12, Market Risk Benefits, for further information on the change in the Level 3 fair value measurements of MRBs.
(4)Includes bifurcated embedded derivatives that are reported at net asset (liability) fair value within the same line item in the consolidated statements of financial position in which the host contract is reported. The funds withheld payable embedded derivative could be in either an asset or (liability) position.
(5)Certain investments are measured at fair value using the NAV per share (or its equivalent) practical expedient and have not been classified in the fair value hierarchy. Other investments using the NAV practical expedient consist of certain fund interests that are restricted until maturity with unfunded commitments totaling $7.1 million and $7.8 million as of December 31, 2023 and 2022, respectively. Separate account assets using the NAV practical expedient consist of certain funds with varying investment strategies that also have a variety of redemption terms and conditions. We do not have unfunded commitments associated with these funds.

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2023

Changes in Level 3 Fair Value Measurements

The reconciliation for all assets and liabilities measured at fair value on a recurring basis using significant unobservable inputs (Level 3) was as follows:

	For the year ended December 31, 2023

	Beginning			Net			Ending
	asset/	Total realized/unrealized		purchases,			asset/
	(liability)	gains (losses)		sales,			(liability)
	balance		Included in	issuances			balance
	as of	Included	other	and	Transfers	Transfers	as of
	January 1,	in net	comprehensive	settlements	into	out of	December 31,
	2023	income (2)	income (3)	(4)	Level 3	Level 3	2023
	(in millions)
Assets
Fixed maturities, available-
for-sale:
States and political
subdivisions	$69.1	$—	$0.8	$(1.7)	$—	$—	$68.2
Corporate	1,568.3	(4.5)	13.3	593.6	212.4	(77.2)	2,305.9
Commercial mortgage-backed
securities	3.4	—	—	(0.4)	—	—	3.0
Collateralized debt obligations	56.2	—	1.9	165.8	—	(148.5)	75.4
Other debt obligations	467.8	1.3	1.2	537.0	239.5	(64.2)	1,182.6
Total fixed maturities,
available-for-sale	2,164.8	(3.2)	17.2	1,294.3	451.9	(289.9)	3,635.1
Fixed maturities, trading	106.2	2.4	—	271.2	—	—	379.8
Other investments	1.4	(5.7)	—	168.9	—	—	164.6
Separate account assets (1)	1,034.1	(7.9)	—	(273.4)	—	—	752.8

Liabilities
Investment and universal life
contracts	(46.3)	(37.8)	—	(31.4)	—	—	(115.5)
Funds withheld payable
embedded derivative	3,652.8	(1,326.7)	—	—	—	—	2,326.1

Derivatives
Net derivative assets (liabilities)	(4.0)	6.1	—	3.1	0.1	—	5.3

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2023

	For the year ended December 31, 2022

	Beginning			Net			Ending
	asset/	Total realized/unrealized		purchases,			asset/
	(liability)	gains (losses)		sales,			(liability)
	balance		Included in	issuances			balance
	as of	Included	other	and	Transfers	Transfers	as of
	January 1,	in net	comprehensive	settlements	into	out of	December 31,
	2022	income (2)	income (3)	(4)	Level 3	Level 3	2022
	(in millions)
Assets
Fixed maturities, available-
for-sale:
States and political
subdivisions	$92.4	$—	$(23.5)	$(1.6)	$12.0	$(10.2)	$69.1
Corporate	834.3	(4.8)	(28.6)	626.3	176.3	(35.2)	1,568.3
Commercial mortgage-backed
securities	19.2	—	(1.0)	(4.6)	—	(10.2)	3.4
Collateralized debt obligations	85.8	—	(1.0)	151.8	—	(180.4)	56.2
Other debt obligations	42.1	(0.3)	(20.4)	474.2	—	(27.8)	467.8
Total fixed maturities,
available-for-sale	1,073.8	(5.1)	(74.5)	1,246.1	188.3	(263.8)	2,164.8
Fixed maturities, trading	4.9	(0.6)	—	72.9	29.0	—	106.2
Other investments	1.4	—	—	—	—	—	1.4
Separate account assets (1)	946.0	112.0	—	(23.9)	—	—	1,034.1

Liabilities
Investment and universal life
contracts	(83.2)	36.1	—	0.8	—	—	(46.3)
Funds withheld payable
embedded derivative	—	3,652.8	—	—	—	—	3,652.8

Derivatives
Net derivative assets (liabilities)	0.6	(4.0)	(0.3)	—	—	(0.3)	(4.0)

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2023

	For the year ended December 31, 2021

	Beginning			Net			Ending
	asset/	Total realized/unrealized		purchases,			asset/
	(liability)	gains (losses)		sales,			(liability)
	balance		Included in	issuances			balance
	as of	Included	other	and	Transfers	Transfers	as of
	January 1,	in net	comprehensive	settlements	into	out of	December 31,
	2021	income (2)	income (3)	(4)	Level 3	Level 3	2021
	(in millions)
Assets
Fixed maturities, available-
for-sale:
States and political
subdivisions	$—	$—	$12.5	$(0.4)	$80.3	$—	$92.4
Corporate	290.8	(21.9)	7.8	381.8	175.8	—	834.3
Commercial mortgage-backed
securities	13.2	(1.0)	(0.4)	7.4	—	—	19.2
Collateralized debt obligations	27.2	(2.0)	1.7	397.4	72.1	(410.6)	85.8
Other debt obligations	29.2	—	0.4	16.9	20.6	(25.0)	42.1
Total fixed maturities,
available-for-sale	360.4	(24.9)	22.0	803.1	348.8	(435.6)	1,073.8
Fixed maturities, trading	—	—	—	4.9	—	—	4.9
Other investments	30.0	12.4	—	(41.0)	—	—	1.4
Separate account assets (1)	8,893.2	313.8	—	(8,261.0)	—	—	946.0

Liabilities
Investment and universal life
contracts	(90.8)	(15.6)	—	23.2	—	—	(83.2)

Derivatives
Net derivative assets (liabilities)	(5.1)	(5.0)	—	10.7	—	—	0.6

(1) Gains and losses for separate account assets do not impact net income as the change in value of separate account assets is offset by a change in value of separate account liabilities.

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2023

(2) Both realized gains (losses) and mark-to-market unrealized gains (losses) are generally reported in net realized capital gains (losses), net realized capital gains (losses) on funds withheld assets or change in fair value of funds withheld embedded derivative within the consolidated statements of operations. Realized and unrealized gains (losses) on certain securities with an investment objective to realize economic value through mark-to-market changes are reported in net investment income within the consolidated statements of operations. Changes in unrealized gains (losses) included in net income relating to positions still held were:

	For the year ended December 31,
	2023	2022	2021
	(in millions)
Assets
Fixed maturities, available-for-sale:
Corporate	$0.3	$(1.3)	$(4.6)
Commercial mortgage-backed securities	—	—	(1.0)
Collateralized debt obligations	—	—	(2.0)
Other debt obligations	1.9	1.9	1.9
Total fixed maturities, available-for-sale	2.2	0.6	(5.7)
Fixed maturities, trading	2.3	(0.6)	—
Other investments	(5.2)	—	12.5
Separate account assets	(80.3)	89.8	90.5

Liabilities
Investment and universal life contracts	(29.2)	22.6	(8.6)
Funds withheld payable embedded derivative	(1,326.7)	3,652.8	—

Derivatives
Net derivative assets (liabilities)	7.3	(4.0)	—

(3) Changes in unrealized gains (losses) included in OCI relating to positions still held were:

	For the year ended December 31,
	2023	2022	2021
	(in millions)
Assets
Fixed maturities, available-for-sale:
States and political subdivisions	$(4.1)	$(21.7)	$12.5
Corporate	(38.9)	(19.8)	(0.7)
Commercial mortgage-backed securities	—	(0.5)	(0.4)
Collateralized debt obligations	0.7	—	1.9
Other debt obligations	(29.8)	(18.5)	—
Total fixed maturities, available-for-sale	(72.1)	(60.5)	13.3

Derivatives
Net derivative assets (liabilities)	—	(0.2)	—

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2023

(4) Gross purchases, sales, issuances and settlements were:

	For the year ended December 31, 2023
					Net purchases,
					sales, issuances
	Purchases	Sales	Issuances	Settlements	and settlements
	(in millions)
Assets
Fixed maturities, available-for-sale:
States and political subdivisions	$—	$—	$—	$(1.7)	$(1.7)
Corporate	815.2	(27.7)	—	(193.9)	593.6
Commercial mortgage-backed securities	—	—	—	(0.4)	(0.4)
Collateralized debt obligations	167.0	—	—	(1.2)	165.8
Other debt obligations	563.3	—	—	(26.3)	537.0
Total fixed maturities, available-for-sale	1,545.5	(27.7)	—	(223.5)	1,294.3
Fixed maturities, trading	424.7	(138.7)	—	(14.8)	271.2
Other investments	194.2	—	—	(25.3)	168.9
Separate account assets (5)	—	(286.3)	(109.1)	122.0	(273.4)

Liabilities
Investment and universal life contracts	—	—	(69.9)	38.5	(31.4)

Derivatives
Net derivative assets (liabilities)	0.8	2.3	—	—	3.1

	For the year ended December 31, 2022
					Net purchases,
					sales, issuances
	Purchases	Sales	Issuances	Settlements	and settlements
	(in millions)
Assets
Fixed maturities, available-for-sale:
States and political subdivisions	$—	$—	$—	$(1.6)	$(1.6)
Corporate	817.3	(50.4)	—	(140.6)	626.3
Commercial mortgage-backed securities	—	(4.1)	—	(0.5)	(4.6)
Collateralized debt obligations	151.9	—	—	(0.1)	151.8
Other debt obligations	487.4	(8.2)	—	(5.0)	474.2
Total fixed maturities, available-for-sale	1,456.6	(62.7)	—	(147.8)	1,246.1
Fixed maturities, trading	106.9	(32.6)	—	(1.4)	72.9
Separate account assets (5)	11.8	(4.5)	(50.0)	18.8	(23.9)

Liabilities
Investment and universal life contracts	—	—	(22.2)	23.0	0.8

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2023

	For the year ended December 31, 2021
					Net purchases,
					sales, issuances
	Purchases	Sales	Issuances	Settlements	and settlements
	(in millions)
Assets
Fixed maturities, available-for-sale:
States and political subdivisions	$—	$—	$—	$(0.4)	$(0.4)
Corporate	626.6	(84.3)	—	(160.5)	381.8
Commercial mortgage-backed securities	7.7	—	—	(0.3)	7.4
Collateralized debt obligations	422.7	—	—	(25.3)	397.4
Other debt obligations	45.1	—	—	(28.2)	16.9
Total fixed maturities, available-for-sale	1,102.1	(84.3)	—	(214.7)	803.1
Fixed maturities, trading	4.9	—	—	—	4.9
Other investments	—	(41.0)	—	—	(41.0)
Separate account assets (5)	38.5	(8,206.2)	(191.5)	98.2	(8,261.0)

Liabilities
Investment and universal life contracts	—	—	(19.5)	42.7	23.2

Derivatives
Net derivative assets (liabilities)	—	10.7	—	—	10.7

(5)    Issuances and settlements include amounts related to mortgage encumbrances associated with real estate in our separate accounts.

Transfers

Transfers of assets and liabilities measured at fair value on a recurring basis between fair value hierarchy levels were as follows:

	For the year ended December 31, 2023
	Transfers out	Transfers out	Transfers out	Transfers out
	of Level 1 into	of Level 2 into	of Level 3 into	of Level 3 into
	Level 3	Level 3	Level 1	Level 2
	(in millions)
Assets
Fixed maturities, available-for-sale:
Corporate	$—	$212.4	$—	$77.2
Collateralized debt obligations	—	—	—	148.5
Other debt obligations	—	239.5	—	64.2
Total fixed maturities, available-for-sale	—	451.9	—	289.9

Derivatives
Net derivative assets (liabilities)	—	0.1	—	—

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2023

	For the year ended December 31, 2022
	Transfers out	Transfers out	Transfers out	Transfers out
	of Level 1 into	of Level 2 into	of Level 3 into	of Level 3 into
	Level 3	Level 3	Level 1	Level 2
	(in millions)
Assets
Fixed maturities, available-for-sale:
States and political subdivisions	$—	$12.0	$—	$10.2
Corporate	—	176.3	—	35.2
Commercial mortgage-backed securities	—	—	—	10.2
Collateralized debt obligations	—	—	—	180.4
Other debt obligations	—	—	—	27.8
Total fixed maturities, available-for-sale	—	188.3	—	263.8
Fixed maturities, trading	—	29.0	—	—

Derivatives
Net derivative assets (liabilities)	—	—	—	0.3

	For the year ended December 31, 2021
	Transfers out	Transfers out	Transfers out	Transfers out
	of Level 1 into	of Level 2 into	of Level 3 into	of Level 3 into
	Level 3	Level 3	Level 1	Level 2
	(in millions)
Assets
Fixed maturities, available-for-sale:
States and political subdivisions	$—	$80.3	$—	$—
Corporate	—	175.8	—	—
Collateralized debt obligations	—	72.1	—	410.6
Other debt obligations	—	20.6	—	25.0
Total fixed maturities, available-for-sale	—	348.8	—	435.6

Assets transferred into Level 3 during 2023, 2022 and 2021, primarily included those assets for which we are now unable to obtain pricing from a recognized third party pricing vendor as well as assets that were previously priced using a matrix valuation approach that may no longer be relevant when applied to asset-specific situations.

Assets transferred out of Level 3 during 2023, 2022 and 2021, included those assets for which we are now able to obtain pricing from a recognized third party pricing vendor or from internal models using substantially all market observable information.

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2023

Quantitative Information about Level 3 Fair Value Measurements

The following table provides quantitative information about the significant unobservable inputs used for recurring fair value measurements categorized within Level 3, excluding assets and liabilities for which significant quantitative unobservable inputs are not developed internally, which primarily consists of those valued using broker quotes. The MRB asset and liability are excluded from the table. Refer to Note 12, Market Risk Benefits, for information on the unobservable inputs used for fair value measurement of MRBs. The funds withheld payable embedded derivative is excluded from the table as the determination of its fair value incorporates the fair value of the invested assets supporting the reinsurance agreement. Refer to “Assets and liabilities measured at fair value on a recurring basis” for a complete valuation hierarchy summary.

	December 31, 2023
	Assets /
	(liabilities)
	measured at	Valuation	Unobservable	Input/range	Weighted
	fair value	technique(s)	input description	of inputs	average
	(in millions)
Assets
Fixed maturities, available-for-sale:
Corporate	$1,997.4	Discounted cash flow	Discount rate (1)	4.9%-24.2%	12.0%
			Earnings before interest, taxes, depreciation and amortization multiple	3.25x	3.25x
			Illiquidity premium	30 basis points ("bps")-483bps	121bps
			Comparability adjustment	67bps-217bps	141bps
Collateralized debt obligations	74.6	Discounted cash flow	Discount rate (1)	4.1%	4.1%
			Comparability adjustment	20bps	20bps
Other debt obligations	879.5	Discounted cash flow	Discount rate (1)	5.0%-10.6%	7.4%
			Illiquidity premium	69bps-650bps	337bps
			Comparability adjustment	(20)bps-213bps	92bps
Fixed maturities, trading	168.7	Discounted cash flow	Discount rate (1)	11.4%-22.3%	13.4%
Other investments	163.2	Discounted cash flow	Discount rate (1)	12.0%-13.5%	12.6%
			Probability of default	6.0%-10.0%	8.5%
			Potential loss severity	87.0%-100.0%	90.7%

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2023

	December 31, 2023
	Assets /
	(liabilities)
	measured at	Valuation	Unobservable	Input/range	Weighted
	fair value	technique(s)	input description	of inputs	average
	(in millions)
Separate account assets	752.8	Discounted cash flow - real estate	Discount rate (1)	6.5%-10.0%	7.5%
			Terminal capitalization rate	5.3%-9.5%	6.1%
			Average market rent growth rate	2.0%-3.7%	2.9%
		Discounted cash flow - real estate debt	Loan to value	46.0%-72.0%	55.3%
			Market interest rate	5.3%-8.1%	6.4%

Liabilities
Investment and universal life contracts (4)	(115.5)	Discounted cash flow	Long duration interest rate	2.5%-4.8% (2)	4.0%
			Long-term equity market volatility	15.5%-40.1%	19.2%
			Nonperformance risk	0.8%-1.6%	1.1%
			Lapse rate	0.0%-55.0%	7.0%
			Mortality rate	See note (3)

	December 31, 2022
	Assets /
	(liabilities)
	measured at	Valuation	Unobservable	Input/range	Weighted
	fair value	technique(s)	input description	of inputs	average
	(in millions)
Assets
Fixed maturities, available-for-sale:
Corporate	$1,479.9	Discounted cash flow	Discount rate (1)	2.7%-33.1%	11.0%
			Illiquidity premium	0bps-467bps	50bps
			Comparability adjustment	(16)bps-0bps	(11)bps
Collateralized debt obligations	39.5	Discounted cash flow	Discount rate (1)	4.4%	4.4%
			Comparability adjustment	55bps	55bps
Other debt obligations	467.8	Discounted cash flow	Discount rate (1)	5.6%-8.2%	7.6%
			Illiquidity premium	0bps-260bps	220bps
			Comparability adjustment	1bps-139bps	77bps
Fixed maturities, trading	92.5	Discounted cash flow	Discount rate (1)	9.6%-15.2%	11.0%

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2023

	December 31, 2022
	Assets /
	(liabilities)
	measured at	Valuation	Unobservable	Input/range	Weighted
	fair value	technique(s)	input description	of inputs	average
	(in millions)
Separate account assets	1,034.1	Discounted cash flow - real estate	Discount rate (1)	5.5%-10.0%	7.0%
			Terminal capitalization rate	4.5%-9.5%	5.8%
			Average market rent growth rate	2.0%-3.8%	3.0%
		Discounted cash flow - real estate debt	Loan to value	43.6%-62.2%	50.6%
			Market interest rate	5.3%-8.6%	6.6%

Liabilities
Investment and universal life contracts (4)	(46.3)	Discounted cash flow	Long duration interest rate	2.4%-4.7% (2)	3.1%
			Long-term equity market volatility	17.8%-36.9%	22.0%
			Nonperformance risk	0.9%	0.9%
			Mortality rate	See note (3)

(1)Represents market comparable interest rate or an index adjusted rate used as the base rate in the discounted cash flow analysis prior to any illiquidity or other adjustments, where applicable.
(2)Represents the range of rate curves used in the valuation analysis that we have determined market participants would use when pricing the instrument. Derived from interpolation between various observable swap rates.
(3)This input is based on an appropriate industry mortality table and a range does not provide a meaningful presentation.
(4)Includes bifurcated embedded derivatives that are reported at net asset (liability) fair value within the same line item in the consolidated statements of financial position in which the host contract is reported.

Market comparable discount rates are used as the base rate in the discounted cash flows used to determine the fair value of certain assets. The use of a higher or lower discount rate would have caused the fair value of the assets to significantly decrease or increase, respectively. Additionally, we may adjust the base discount rate or the modeled price by applying an illiquidity premium given the highly structured nature of certain assets. The use of a higher or lower illiquidity premium would have caused significant decreases or increases, respectively, in the fair value of the asset.

Embedded derivatives within our investment and universal life contracts liability can be in either an asset or liability position, depending on certain inputs at the reporting date. Increases to an asset or decreases to a liability are described as increases to fair value. The use of a higher or lower market volatility would have caused significant decreases or increases, respectively, in the fair value of embedded derivatives in investment and universal life contracts. Long duration interest rates are used as the mean return when projecting the growth in the value of associated account value and impact the discount rate used in the discounted future cash flows valuation. The use of higher or lower risk-free rates would have caused the fair value of the embedded derivative to significantly increase or decrease, respectively. The use of a higher or lower rate for our own credit risks, which impact the rates used to discount future cash flows, would have significantly increased or decreased, respectively, the fair value of the embedded derivative. The use of a lower or higher mortality rate assumption would have caused the fair value of the embedded derivative to decrease or increase, respectively. The use of a lower or higher overall lapse rate assumption would have caused the fair value of the embedded derivative to decrease or increase, respectively.

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2023

Assets and Liabilities Measured at Fair Value on a Nonrecurring Basis

No significant assets and liabilities were measured at fair value on a nonrecurring basis for the years ended December 31, 2023, 2022 and 2021.

Fair Value Option

We elected fair value accounting for:
•Certain other loans of a consolidated VIE that were subject to amortized cost accounting and a valuation allowance.
•Certain real estate ventures that were subject to the equity method of accounting because the nature of the investments was to add value to the properties and generate income from the operations of the properties. Other equity method real estate investments were not fair valued because the investments mainly generated income from the operations of the underlying properties. The last equity method real estate investment for which the fair value option was elected was sold in the third quarter of 2021.

The following table presents information regarding the assets for which the fair value option was elected.

	December 31,
	2023	2022
	(in millions)

Other loans of consolidated VIE (1)
Fair value (1)	$163.2	$—
Aggregate contractual principal	167.1	—

(1)Reported with other investments on the consolidated statements of financial position.

The following table presents information regarding the consolidated statements of operations impact of assets for which the fair value option was elected.

	For the year ended December 31,
	2023	2022	2021
	(in millions)
Other loans of consolidated VIE
Change in fair value pre-tax loss - instrument specific credit risk	$(5.6)	$—	$—
Change in fair value pre-tax loss (1)	(5.6)	—	—
Interest income (2)	8.1	—	—

Real estate ventures
Change in fair value pre-tax gain (1)	—	—	12.5

(1)Reported in net realized capital gains (losses) on the consolidated statements of operations.
(2)Reported in net investment income on the consolidated statements of operations.

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2023

Financial Instruments Not Reported at Fair Value

The carrying value and estimated fair value of financial instruments not recorded at fair value on a recurring basis but required to be disclosed at fair value were as follows:

	December 31, 2023
			Fair value hierarchy level
	Carrying amount	Fair value	Level 1	Level 2	Level 3
	(in millions)
Assets (liabilities)
Mortgage loans	$19,221.2	$17,583.5	$—	$—	$17,583.5
Policy loans	793.2	780.1	—	—	780.1
Other investments	248.4	240.7	—	122.7	118.0
Cash and cash equivalents	627.8	627.8	627.8	—	—
Reinsurance deposit receivable	6,078.7	5,487.7	—	—	5,487.7
Cash collateral receivable	33.2	33.2	33.2	—	—
Investment contracts	(33,847.5)	(32,071.2)	—	(7,828.1)	(24,243.1)
Long-term debt	(3.0)	(0.4)	—	—	(0.4)
Separate account liabilities	(117,504.5)	(116,642.3)	—	—	(116,642.3)
Bank deposits (1)	(399.5)	(385.3)	—	(385.3)	—
Cash collateral payable	(170.7)	(170.7)	(170.7)	—	—

	December 31, 2022
			Fair value hierarchy level
	Carrying amount	Fair value	Level 1	Level 2	Level 3
	(in millions)
Assets (liabilities)
Mortgage loans	$19,722.4	$17,847.1	$—	$—	$17,847.1
Policy loans	770.2	749.5	—	—	749.5
Other investments	230.0	217.4	—	112.9	104.5
Cash and cash equivalents	552.9	552.9	552.9	—	—
Reinsurance deposit receivable	7,901.0	6,859.9	—	—	6,859.9
Cash collateral receivable	262.8	262.8	262.8	—	—
Investment contracts	(34,919.4)	(31,915.2)	—	(7,278.9)	(24,636.3)
Long-term debt	(67.8)	(60.5)	—	—	(60.5)
Separate account liabilities	(107,227.6)	(106,410.4)	—	—	(106,410.4)
Bank deposits (1)	(352.4)	(336.3)	—	(336.3)	—
Cash collateral payable	(285.1)	(285.1)	(285.1)	—	—

(1)Excludes deposit liabilities without defined or contractual maturities.

20. Statutory Insurance Financial Information

We, the largest indirect subsidiary of PFG, prepare statutory financial statements in accordance with the accounting practices prescribed or permitted by the Insurance Division of the Department of Commerce of the State of Iowa (the “Iowa Insurance Division”). The Iowa Insurance Division recognizes only statutory accounting practices prescribed or permitted by the State of Iowa for determining and reporting the financial condition and results of operations of an insurance company to determine its solvency under the Iowa Insurance Law. The National Association of Insurance Commissioners' (“NAIC”) Accounting Practices and Procedures Manual has been adopted as a component of prescribed practices by the State of Iowa. The Commissioner has the right to permit other specific practices that deviate from prescribed practices. Statutory accounting practices differ from U.S. GAAP primarily due to charging policy acquisition costs to expense as incurred, establishing reserves using different actuarial assumptions, valuing investments on a different basis and not admitting certain assets, including certain net deferred income tax assets.

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2023

We cede certain term, universal life and Closed Block life insurance statutory reserves to our affiliated reinsurance subsidiaries on a funds withheld coinsurance basis. The reserves are secured by cash, invested assets and financing provided by highly rated third parties. As of December 31, 2023 and 2022, our affiliated reinsurance subsidiaries assumed statutory reserves of $18,474.2 million and $17,815.1 million from us, respectively. In the states of Vermont and Delaware, the affiliated reinsurers had permitted and prescribed practices allowing for the admissibility of certain assets backing these reserves. As of December 31, 2023 and 2022, assets admitted under these practices totaled $4,153.8 million and $3,748.4 million, respectively. In addition, as of December 31, 2023 and 2022, one of our affiliated reinsurance subsidiaries in Vermont ceded $10,406.3 million and $9,956.9 million of the ULSG reserves it assumed from us to Talcott Life & Annuity Re, respectively.

    Life and health insurance companies are subject to certain risk-based capital (“RBC”) requirements as specified by the NAIC. Under those requirements, the amount of capital and surplus maintained by a life and health insurance company is to be determined based on the various risk factors related to it. As of December 31, 2023, we met the minimum RBC requirements.

Our statutory net income (loss) and statutory capital and surplus were as follows:

	As of or for the year ended December 31,
	2023	2022	2021
	(in millions)
Statutory net income (loss)	$1,285.0	$(1,563.1)	$864.0
Statutory capital and surplus	4,753.4	4,304.4	5,375.2

21. Segment Information

    We provide financial products and services through the following segments: Retirement and Income Solutions and Benefits and Protection. In addition, we have a Corporate segment. The segments are managed and reported separately because they provide different products and services, have different strategies or have different markets and distribution channels.

    We are now reporting results for our Retirement and Income Solutions segment in total and not separated into Fee and Spread components, as previously reported. Additionally, in 2023 we updated the name of our U.S. Insurance Solutions segment to Benefits and Protection and will continue to report the results of Specialty Benefits and Life Insurance within this segment. These changes did not have an impact on our consolidated financial statements.

The Retirement and Income Solutions segment provides retirement and related financial products and services primarily to businesses, their employees and other individuals. The segment includes workplace savings and retirement solutions, banking, trust and custodial services, individual variable annuities, pension risk transfer, investment only and our exited retail fixed annuities business.

The Benefits and Protection (formerly known as U.S. Insurance Solutions) segment focuses on solutions primarily for small-to-mid sized businesses and their employees. The segment is organized into Specialty Benefits, which provides group dental, group life insurance, group disability insurance (including short-term disability, long-term disability and paid family and medical leave), supplemental health products (including vision, critical illness, accident and hospital indemnity) and individual disability insurance; and Life Insurance, which provides life insurance, with a focus on the business market customer, including universal life and, variable universal life (including indexed universal life) and traditional life insurance (including term life insurance). All remaining customers are part of the legacy life block of business, including universal and variable universal life insurance (including indexed universal life), traditional life insurance (including participating whole life, adjustable life products and term life insurance) and our exited ULSG business.

Our Corporate segment manages the assets representing capital that has not been allocated to any other segment. Financial results of the Corporate segment primarily reflect income on capital not allocated to the segments, inter-segment eliminations, income tax risks and certain income, expenses and other adjustments not allocated to other segments based on the nature of such items. Results of our exited group medical and long-term care insurance businesses are reported in this segment.

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2023

Management uses segment pre-tax operating earnings in evaluating performance, which is consistent with the financial results provided to and discussed with securities analysts. We determine segment pre-tax operating earnings by adjusting U.S. GAAP income before income taxes for pre-tax net realized capital gains (losses), as adjusted, pre-tax income (loss) from exited business, pre-tax other adjustments that management believes are not indicative of overall operating trends and certain adjustments related to equity method investments and noncontrolling interest. While these items may be significant components in understanding and assessing the consolidated financial performance, management believes the presentation of pre-tax operating earnings enhances the understanding of our results of operations by highlighting pre-tax earnings attributable to the normal, ongoing operations of the business.

The pre-tax net realized capital gains (losses), as adjusted, excluded from pre-tax operating earnings reflects consolidated U.S. GAAP pre-tax net realized capital gains (losses) excluding the following items that are included in pre-tax operating earnings:
•Periodic settlements and accruals on derivative instruments not designated as hedging instruments,
•Certain market value adjustments of derivatives and embedded derivatives and
•Certain market value adjustments of derivative instruments used to economically hedge embedded derivatives.

Pre-tax income (loss) from exited business includes amounts associated with our exited U.S. retail fixed annuity and ULSG businesses, including the change in fair value of the funds withheld embedded derivative, net realized capital gains (losses) on funds withheld assets, strategic review costs and impacts, amortization of reinsurance gain (loss) and other impacts of reinsured business. The strategic review costs and impacts primarily include actuarial balance re-cohorting impacts resulting from the Strategic Review and costs to close the Talcott Reinsurance Transaction. Other impacts of reinsured business primarily include DAC amortization.

Pre-tax net realized capital gains (losses), as adjusted, are further adjusted for:
•Amortization of hedge accounting book value adjustments for certain discontinued hedges,
•Certain hedge accounting market value revenue adjustments,
•Certain market value adjustments to fee revenues,
•Certain variable annuity fees,
•The change in fair value of the funds withheld embedded derivative and net realized capital gains (losses) on funds withheld assets associated with the PFS Bermuda Reinsurance Transaction,
•Market value adjustments of market risk benefits,
•Related changes in the amortization pattern of actuarial balances,
•Certain hedge accounting market value expense adjustments and
•Net realized capital gains (losses) distributed.

Segment operating revenues reflect consolidated U.S. GAAP total revenues excluding:
•Net realized capital gains (losses), except periodic settlements and accruals on derivatives not designated as hedging instruments and certain market value adjustments of derivative instruments used to economically hedge embedded derivatives, and their impact on:
•Amortization of hedge accounting book value adjustments for certain discontinued hedges,
•Certain hedge accounting market value revenue adjustments,
•Certain variable annuity fees and
•Certain market value adjustments to fee revenues.
•The change in fair value of the funds withheld embedded derivative and net realized capital gains (losses) on funds withheld assets associated with the PFS Bermuda Reinsurance Transaction.
•Pre-tax revenues from exited business,
•Pre-tax other adjustments and income taxes of equity method investments and
•Pre-tax other adjustments management believes are not indicative of overall operating trends.

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2023

The accounting policies of the segments are consistent with the accounting policies for the consolidated financial statements, with the exception of: (1) OPEB cost allocations, (2) certain expenses deemed to benefit the entire organization and (3) income tax allocations. For purposes of determining pre-tax operating earnings, the segments are allocated the service component of other postretirement benefit costs. The Corporate segment reflects the non-service components of other postretirement benefit costs as assumptions are established and funding decisions are managed from a company-wide perspective. Additionally, the Corporate segment reflects expenses that benefit the entire organization for which the segments are not able to influence the spend. This includes expenses such as acquisition and disposition costs, among others. The Corporate segment functions to absorb the risk inherent in interpreting and applying tax law. For purposes of determining non-GAAP operating earnings, the segments are allocated tax adjustments consistent with the positions PFG took on tax returns. The Corporate segment results reflect any differences between the tax returns and the estimated resolution of any disputes.

The following tables summarize select financial information by segment, including operating revenues for our products and services, and reconcile segment totals to those reported in the consolidated financial statements:

	December 31, 2023	December 31, 2022
	(in millions)
Assets:
Retirement and Income Solutions	$215,894.6	$201,454.3
Benefits and Protection	42,889.7	39,301.9
Corporate	985.8	846.7
Total consolidated assets	$259,770.1	$241,602.9

	For the year ended December 31,
	2023	2022	2021

	(in millions)
Operating revenues by segment:
Retirement and Income Solutions (1)	$7,194.7	$5,881.4	$6,248.5
Benefits and Protection:
Specialty Benefits	3,226.1	2,981.6	2,706.8
Life Insurance	1,265.1	1,313.8	2,072.8
Eliminations	(0.8)	(0.2)	(0.2)
Total Benefits and Protection	4,490.4	4,295.2	4,779.4
Corporate	120.3	60.7	67.5
Total segment operating revenues	11,805.4	10,237.3	11,095.4
Net realized capital gains (losses), net of related revenue adjustments	(264.7)	153.2	105.1
Revenues from exited business (2)	(927.5)	4,414.8	—
Market risk benefit derivative settlements	(45.9)	(35.0)	(32.5)
Total revenues per consolidated statements of operations	$10,567.3	$14,770.3	$11,168.0

Pre-tax operating earnings (losses) by segment:
Retirement and Income Solutions	$1,062.1	$1,028.6	$1,123.8
Benefits and Protection	523.4	565.3	357.7
Corporate	6.6	(117.0)	(40.8)
Total segment pre-tax operating earnings	1,592.1	1,476.9	1,440.7
Pre-tax net realized capital gains (losses), as adjusted (3)	(334.7)	(50.4)	47.7
Pre-tax income (loss) from exited business (4)	(1,127.8)	4,296.8	—
Adjustments related to equity method investments and
noncontrolling interest	19.6	62.2	24.3
Income before income taxes per consolidated statements
of operations	$149.2	$5,785.5	$1,512.7

(1)     Reflects inter-segment revenues of $65.9 million, $27.2 million and $18.9 million for the years ended December 31, 2023, 2022 and 2021, respectively.

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2023

(2) Revenues from exited business is derived as follows:

	For the year ended December 31,
	2023	2022	2021

	(in millions)
Revenues from exited business:
Change in fair value of funds withheld embedded derivative	$(1,085.7)	$3,652.8	$—
Net realized capital gains on funds withheld assets	165.0	749.4	—
Amortization of reinsurance gain	5.9	12.6	—
Other impacts of reinsured business	(12.7)	—	—
Total revenues from exited business	$(927.5)	$4,414.8	$—

(3) Pre-tax net realized capital gains (losses), as adjusted, is derived as follows:

	For the year ended December 31,
	2023	2022	2021

	(in millions)
Net realized capital gains (losses)	$(154.7)	$83.3	$112.1
Derivative and hedging-related revenue adjustments	59.6	(6.7)	(86.9)
Market value adjustments to fee revenues	1.3	0.7	(0.6)
Certain variable annuity fees	73.3	75.9	80.5
Change in fair value of funds withheld embedded derivative and net
realized capital losses on funds withheld assets	(244.2)	—	—
Net realized capital gains (losses), net of related revenue adjustments	(264.7)	153.2	105.1
Amortization of deferred acquisition costs and other actuarial balances	(0.1)	(0.1)	9.7
Capital (gains) losses distributed	2.5	0.5	(0.5)
Derivative and hedging-related expense adjustments	1.8	—	—
Market value adjustments of market risk benefits	(75.9)	(163.1)	(52.7)
Market value adjustments of embedded derivatives	1.7	(40.9)	(13.9)
Pre-tax net realized capital gains (losses), as adjusted (a)	$(334.7)	$(50.4)	$47.7

(a)As adjusted before noncontrolling interest capital gains (losses).

(4) Pre-tax income (loss) from exited business included:

	For the year ended December 31,
	2023	2022	2021

	(in millions)
Pre-tax income (loss) from exited business:
Change in fair value of funds withheld embedded derivative	$(1,085.7)	$3,652.8	$—
Net realized capital gains on funds withheld assets	165.0	749.4	—
Strategic review costs and impacts	—	74.4	—
Amortization of reinsurance loss	(68.7)	(56.7)	—
Other impacts of reinsured business	(138.4)	(123.1)	—
Total pre-tax income (loss) from exited business	$(1,127.8)	$4,296.8	$—

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2023

The following is a summary of income tax expense (benefit) allocated to our segments for purposes of determining non-GAAP operating earnings. Segment income taxes are reconciled to income taxes reported on our consolidated statements of operations.

	For the year ended December 31,
	2023	2022	2021
	(in millions)
Income tax expense (benefit) by segment:
Retirement and Income Solutions	$134.2	$111.2	$135.0
Benefits and Protection	95.0	108.7	68.6
Corporate	(13.3)	(8.1)	(14.4)
Total segment income taxes from operating earnings	215.9	211.8	189.2
Tax benefit related to net realized capital losses, as adjusted	(66.5)	(13.7)	7.4
Tax expense (benefit) related to exited business (1)	(236.8)	907.9	—
Total income taxes (benefits) per consolidated statements of operations	$(87.4)	$1,106.0	$196.6

(1) Income tax expense (benefit) related to exited business is derived as follows:

	For the year ended December 31,
	2023	2022	2021

	(in millions)
Income tax expense (benefit) related to exited business:
Change in fair value of funds withheld embedded derivative	$(228.0)	$767.1	$—
Net realized capital gains on funds withheld assets	34.7	157.4	—
Strategic review costs and impacts	—	21.2	—
Amortization of reinsurance loss	(14.4)	(11.9)	—
Other impacts of reinsured business	(29.1)	(25.9)	—
Total income tax expense (benefit) related to exited business	$(236.8)	$907.9	$—

The following is a summary of depreciation and amortization expense allocated to our segments for purposes of determining pre-tax operating earnings. Segment depreciation and amortization is reconciled to depreciation and amortization included in operating expenses in our consolidated statements of operations.

	For the year ended December 31,
	2023	2022	2021
	(in millions)
Depreciation and amortization expense by segment:
Retirement and Income Solutions	$57.2	$58.0	$53.0
Benefits and Protection	19.2	18.9	19.3
Corporate	5.0	5.3	9.8
Total segment depreciation and amortization expense included
in pre-tax operating earnings	81.4	82.2	82.1
Depreciation and amortization expense related to exited business	—	26.9	—
Total depreciation and amortization expense included in our
consolidated statements of operations	$81.4	$109.1	$82.1

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2023

22. Revenues from Contracts with Customers

    The following tables summarize disaggregation of revenues from contracts with customers, including select financial information by segment, and reconcile totals to those reported in the consolidated financial statements. Revenues from contracts with customers are included in fees and other revenues on the consolidated statements of operations.

	For the year ended December 31,
	2023	2022	2021

	(in millions)
Revenue from contracts with customers by segment:
Retirement and Income Solutions	$556.3	$533.6	$409.2
Benefits and Protection:
Specialty Benefits	12.7	12.3	12.0
Life Insurance	73.1	64.4	60.2
Eliminations	—	—	(0.1)
Total Benefits and Protection	85.8	76.7	72.1
Corporate	(0.8)	(0.9)	(1.0)
Total segment revenue from contracts with customers	641.3	609.4	480.3
Adjustments for fees and other revenues not within the scope of
revenue recognition guidance (1)	1,482.9	1,469.5	2,148.0
Pre-tax other adjustments (2)	80.5	89.2	79.9
Total fees and other revenues per consolidated statements of
operations	$2,204.7	$2,168.1	$2,708.2

(1)     Fees and other revenues not within the scope of the revenue recognition guidance primarily represent revenue on contracts accounted for under the financial instruments or insurance contracts standards.
(2)     Pre-tax other adjustments relate to revenues from exited business, certain variable annuity fees and market value adjustments to fee revenues.

Retirement and Income Solutions

Retirement and Income Solutions offers service and trust agreements for defined contribution retirement plans, including 401(k) plans, 403(b) plans, and employee stock ownership plans. The investment components of these service agreements are in the form of mutual fund offerings. In addition, plan sponsor retirement plan trust and custody services are also available through our trust company. Individual retirement accounts (“IRAs”) are offered through Principal Bank. Furthermore, services and trust agreements are offered to non-retirement customers including insurance companies, endowments and other financial institutions.

Administrative service fee revenues are earned for administrative activities performed for the defined contribution retirement plans including recordkeeping and reporting as well as trust and custody, asset management and investment services. Administrative service fee revenues are earned for administrative activities performed for non-retirement plan customers including trust and custody services, defined benefit administration and investment management activities. The majority of these activities are performed daily over time. Fee-for-service transactions are also provided upon client request. These services are considered distinct or grouped into a bundle until a distinct performance obligation is identified. Some performance obligations are considered a series of distinct services, which are substantially the same and have the same pattern of transfer to the customer.

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2023

Administrative service fee revenues can be based on a fixed contractual rate for these services or can be variable based upon contractual rates applied to the market value of the client’s investments or assets under administration. If the consideration for this series of performance obligations is based on market value, it is considered variable during the billing period as the services are performed over time. The consideration becomes unconstrained and thus recognized as revenue for each billing period’s series of distinct services once the market value of the client’s investments or assets under administration is determined at market close. Additionally, fixed fees and other revenues are recognized point-in-time as fee-for-service transactions upon completion.

IRAs are primarily funded by retirement savings rolled over from qualified retirement plans. The IRAs are held in savings accounts, money market accounts and certificates of deposit. Deposit account fee revenues are earned as the performance of establishing and maintaining IRA accounts is completed. Fee-for-service transactions are also provided upon client request. The establishment fees and annual maintenance fees are accrued into earnings over a period of time using the average account life. Upfront and recurring bank fees are related to performance obligations that have the same pattern of transfer to the customer and are recognized in income over time with control transferred to the customers utilizing the output method. These fees are based on a fixed contractual rate. Fixed fees and other revenues are also recognized point-in-time as fee-for-service transactions upon completion. Additionally, commission income is earned on advisory services provided to customers. The revenues are earned over time as the service is performed based upon contractual rates applied to the market value of the clients’ portfolios.

The types of revenues from contracts with customers were as follows:

	For the year ended December 31,
	2023	2022	2021

	(in millions)
Administrative service fee revenue	$539.5	$519.2	$395.8
Deposit account fee revenue	11.3	10.2	9.2
Commission income	1.9	1.2	0.7
Other fee revenue	3.6	3.0	3.5
Total revenues from contracts with customers	556.3	533.6	409.2
Fees and other revenues not within the scope of revenue
recognition guidance	1,118.7	1,114.0	1,226.9
Total fees and other revenues	1,675.0	1,647.6	1,636.1
Premiums and other considerations	2,935.0	1,959.7	1,883.6
Net investment income	2,584.7	2,274.1	2,728.8
Total operating revenues	$7,194.7	$5,881.4	$6,248.5

Benefits and Protection

    Fees and other revenues are earned for administrative services performed including recordkeeping and reporting services for fee-for-service products, nonqualified benefit plans, separate accounts and dental networks. Services within contracts are not distinct on their own; however, we combine the services into a distinct bundle and account for the bundle as a single performance obligation, which is satisfied over time utilizing the output method as services are rendered. The transaction price corresponds with the performance completed to date, for which the value is recognized as revenue during the period. Variability of consideration is resolved at the end of each period and payments are due when billed.
Commission income is earned through sponsored brokerage services. Performance obligations are satisfied at a point in time, upon delivery of a placed case, and the transaction price calculated per the compensation schedule is recognized as revenue.

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2023

The types of revenues from contracts with customers were as follows:

	For the year ended December 31,
	2023	2022	2021

	(in millions)
Specialty Benefits:
Administrative service fees	$12.7	$12.3	$12.0
Total revenues from contracts with customers	12.7	12.3	12.0
Fees and other revenues not within the scope of revenue
recognition guidance	18.2	18.5	19.0
Total fees and other revenues	30.9	30.8	31.0
Premiums and other considerations	3,020.9	2,771.2	2,496.6
Net investment income	174.3	179.6	179.2
Total operating revenues	$3,226.1	$2,981.6	$2,706.8

	For the year ended December 31,
	2023	2022	2021

	(in millions)
Life Insurance:
Administrative service fees	$30.3	$26.9	$26.3
Commission income	42.8	37.5	33.9
Total revenues from contracts with customers	73.1	64.4	60.2
Fees and other revenues not within the scope of revenue
recognition guidance	332.6	321.0	884.5
Total fees and other revenues	405.7	385.4	944.7
Premiums and other considerations	461.6	535.8	333.9
Net investment income	397.8	392.6	794.2
Total operating revenues	$1,265.1	$1,313.8	$2,072.8

Corporate

The Corporate segment includes inter-segment eliminations of fees and other revenues. The types of revenues from contracts with customers were as follows:

	For the year ended December 31,
	2023	2022	2021

	(in millions)
Eliminations	$(0.8)	$(0.9)	$(1.0)
Total revenues from contracts with customers	(0.8)	(0.9)	(1.0)
Fees and other revenues not within the scope of revenue
recognition guidance	13.4	16.0	17.6
Total fees and other revenues	12.6	15.1	16.6
Premiums and other considerations	(7.3)	(2.2)	—
Net investment income	115.0	47.8	50.9
Total operating revenues	$120.3	$60.7	$67.5

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2023

Contract Costs

    Sales compensation and other incremental costs of obtaining a contract are capitalized and amortized over the period of contract benefit if the costs are expected to be recovered. The contract cost asset, which is included in other assets on the consolidated statements of financial position, was $44.3 million and $43.0 million as of December 31, 2023 and 2022, respectively.
We apply the practical expedient for certain costs where we recognize the incremental costs of obtaining these contracts as an expense when incurred if the amortization period of the assets is one year or less. These costs, along with costs that are not deferrable, are included in operating expenses on the consolidated statements of operations.

Deferred contract costs consist primarily of commissions and variable compensation. We amortize capitalized contract costs on a straight-line basis over the expected contract life, reflecting lapses as they are incurred. Deferred contract costs are subject to impairment testing on an annual basis, or when a triggering event occurs that could warrant an impairment. To the extent future revenues less future maintenance expenses are not adequate to cover the asset balance, an impairment is recognized. For the years ended December 31, 2023, 2022 and 2021, $7.6 million, $7.6 million and $7.3 million, respectively, of amortization expense was recorded in operating expenses on the consolidated statements of operations and no impairment loss was recognized in relation to the costs capitalized.

23. Stock-Based Compensation Plans

As of December 31, 2023, our ultimate parent, PFG, sponsored the 2021 Stock Incentive Plan, the 2014 Stock Incentive Plan, the Employee Stock Purchase Plan, the Amended and Restated 2010 Stock Incentive Plan and the Stock Incentive Plan ("Stock-Based Compensation Plans"), which resulted in expense to us. No new grants will be made under the 2014 Stock Incentive Plan, the Amended and Restated 2010 Stock Incentive Plan or the Stock Incentive Plan. Under the terms of the 2021 Stock Incentive Plan grants may be nonqualified stock options, incentive stock options qualifying under Section 422 of the Internal Revenue Code, restricted stock, restricted stock units, stock appreciation rights, performance shares, performance units or other stock-based awards. To date, PFG has not granted any incentive stock options, restricted stock or performance units under any plans. As part of our fair value process, for each stock-based compensation plan, we assess the impact of material nonpublic information on PFG’s share price or expected volatility, as applicable, at the time of grant. No awards in 2023 required a fair value adjustment.

For awards with graded vesting, we use an accelerated expense attribution method. The compensation cost that was charged against net income for stock-based awards granted under the Stock-Based Compensation Plans was as follows:

	For the year ended December 31,
	2023	2022	2021
	(in millions)
Compensation cost	$25.3	$22.2	$25.2
Related income tax benefit	5.1	4.6	4.3
Capitalized as part of an asset	1.1	1.2	1.4

Nonqualified Stock Options
    No nonqualified stock options were granted to employees during 2023 and 2022. Previously, nonqualified stock options were granted to certain employees under the 2014 Stock Incentive Plan, the Amended and Restated 2010 Stock Incentive Plan and the Stock Incentive Plan. Options outstanding were granted at an exercise price equal to the fair market value of PFG common stock on the date of grant and expire ten years after the grant date. These options have graded vesting over a three-year period, except in the case of specific types of terminations.

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2023

    The fair value of stock options is estimated using the Black-Scholes option pricing model. The following is a summary of the assumptions used in this model for the stock options granted during the period:

	For the year ended December 31,
Options	2023	2022	2021
Expected volatility	—%	—%	34.2%
Expected term (in years)	—	—	7.0
Risk-free interest rate	—%	—%	1.2%
Expected dividend yield	—%	—%	3.82%
Weighted average estimated fair value	$—	$—	$15.67

We determine expected volatility based on a combination of historical volatility using daily price observations and implied volatility from traded options on PFG common stock. We believe that incorporating both historical and implied volatility into our expected volatility assumption calculation better reflects market expectations. The expected term represents the period of time that options granted are expected to be outstanding. We determine expected term using historical exercise and employee termination data. The risk-free rate for periods within the expected term of the option is based on the U.S. Treasury risk-free interest rate in effect at the time of grant. The dividend yield is based on historical dividend distributions compared to the closing price of PFG common shares on the grant date.

    As of December 31, 2023, we had $0.1 million of total unrecognized compensation cost related to nonvested stock options. The cost is expected to be recognized over a weighted-average service period of approximately 0.2 years.

Performance Share Awards

    Performance share awards were granted to certain employees under the 2021 Stock Incentive Plan, 2014 Stock Incentive Plan and the Amended and Restated 2010 Stock Incentive Plan. The performance share awards are treated as an equity award and are paid in shares. Effective in 2022, we added a relative total shareholder return modifier to the performance share awards under which the number of shares ultimately granted is also impacted by our actual shareholder return relative to PFG’s S&P 500 Financial Sector Index peer group. The fair value of performance share awards is determined using a Monte Carlo simulation model. Whether the performance shares are earned depends upon the participant's continued employment through the performance period (except in the case of specific types of terminations) and PFG’s performance against three-year goals set at the beginning of the performance period. Performance goals based on various PFG factors must be achieved for any of the performance shares to be earned. If the performance requirements are not met, the performance shares will be forfeited, no compensation cost will be recognized and any previously recognized compensation cost will be reversed. These awards have no maximum contractual term. Dividend equivalents are credited on performance shares outstanding as of the record date. These dividend equivalents are only paid on the shares released.

The weighted-average grant-date fair value of performance share awards granted during 2023, 2022 and 2021 was $91.47, $66.62 and $58.68, respectively.

As of December 31, 2023, we had $14.5 million of total unrecognized compensation cost related to nonvested performance share awards granted. The cost is expected to be recognized over a weighted-average service period of approximately 1.8 years.

Restricted Stock Units
    Restricted stock units were granted to certain employees and agents under the 2021 Stock Incentive Plan, the 2014 Stock Incentive Plan and the Amended and Restated 2010 Stock Incentive Plan. Restricted stock units are treated as equity awards and are paid in shares. Under these plans, awards have graded or cliff vesting over a three-year service period. When service for PFG ceases (except in the case of specific types of terminations), all vesting stops and unvested units are forfeited. These awards have no maximum contractual term. Dividend equivalents are credited on restricted stock units outstanding as of the record date. These dividend equivalents are only paid on the shares released.

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2023

The fair value of restricted stock units is determined based on the closing stock price of PFG common shares on the grant date. The weighted-average grant-date fair value of restricted stock units granted during 2023, 2022 and 2021 was $86.86, $69.80 and $59.38, respectively.

As of December 31, 2023, we had $33.8 million of total unrecognized compensation cost related to nonvested restricted stock unit awards granted under these plans. The cost is expected to be recognized over a weighted-average period of approximately 1.6 years.

Employee Stock Purchase Plan

    Under the Employee Stock Purchase Plan, participating employees have the opportunity to purchase shares of PFG common stock on a quarterly basis. Employees may purchase up to $25,000 in PFG stock value annually. Employees may purchase shares of our common stock at a price equal to 90% of the shares' fair market value as of the end of the purchase period. Prior to 2022 employees were able to purchase shares of our common stock at a price equal to 85% of the shares' fair market value as of the beginning or end of the purchase period, whichever was lower.

    We recognize compensation expense for the fair value of the discount granted to employees participating in the employee stock purchase plan in the period of grant. Shares of the Employee Stock Purchase Plan are treated as an equity award. The weighted-average fair value of the discount on the stock purchased was $7.49, $7.31 and $15.64 during 2023, 2022 and 2021, respectively.

Part C
Other Information
Item 30. Exhibits
Unless otherwise noted, documents containing Accession Numbers below have previously been filed with the Securities and Exchange Commission and are incorporated herein by reference.

(a)
Resolution of Board of Directors of the Depositor - Filed as Ex-99(a)(1) on 2/1/1999 (Accession No. 0000812797-99-000003) This exhibit was originally filed in paper format. Accordingly, a hyperlink has not been provided.

(b)	Custodian Agreements - N/A

(c)	Underwriting Contracts - Exhibits (c1) through (c4) were originally filed in paper format. Accordingly, a hyperlink has not been provided.

	(c1)	Distribution Agreement (Filed as Ex-99(a)(3)a.a on 2/1/99 (Accession No. 0000812797-99-000003)
	(c2)	Selling Agreement (Filed as Ex-99(a)(3)b.a on 5/21/99 (Accession No. 0000812797-99-000021)
	(c3)	Registered Representative Agreement (Filed as Ex-99(a)(3)b.b on 2/1/99 (Accession No. 0000812797-99-000003)
	(c4)	Schedule of sales commissions (Filed as Ex-99(a)(3)c on 5/21/99 (Accession No. 0000812797-99-000021)

(d)	Contracts - Exhibits (d1) through (d6) were originally filed in paper format. Accordingly, a hyperlink has not been provided.

	(d1)	Form of Variable Life Contract (Filed as Ex-99(a)(5)a on 5/21/99 (Accession No. 0000812797-99-000021)
	(d2)	Form of Enhanced Death Benefit Rider (Filed as Ex-99(a)(5)a.iv on 2/1/99 (Accession No. 0000812797-99-000003)
	(d3)	Form of Four Year Term Insurance Rider (Filed as Ex-99(a)(5)a.i on 2/1/99 (Accession No. 0000812797-99-000003)
	(d4)	Form of Policy Split Option Rider (Filed as Ex-99(a)(5)a.ii on 2/1/99 (Accession No. 0000812797-99-000003)
	(d5)	Form of Single Life Term Insurance Rider (Filed as Ex-99(a)(5)a.iii on 2/1/99 (Accession No. 0000812797-99-000003)
	(d6)	Form of Variable Life Contract - Unisex Version (Filed as Ex-99(a)(5)b on 5/21/99 (Accession No. 0000812797-99-000021)

(e)	Applications - Exhibits (e1) and (e2) filed on 5/21/99 (Accession No. 0000812797-99-000021) were originally filed in paper format. Accordingly, a hyperlink has not been provided.

	(e1)	Form of Life Insurance Application (Filed as Ex-99(a)(10)a on 5/21/99 (Accession No. 0000812797-99-000021)
	(e2)	Form of Supplemental Application (Filed as Ex-99(a)(10)a on 5/21/99 (Accession No. 0000812797-99-000021)

(f)	Depositor's Certificate of Incorporation and By-laws

	(f1)	Articles of Incorporation of the Depositor (Incorporated by Reference from Exhibit (a) to Registrant's filing on Form N-6 on 5/7/2004)(Accession No. 0000870786-04-000077)
	(f2)	Bylaws of Depositor (Incorporated by Reference from Exhibit (a) to Registrant's filing on Form N-6 on 5/7/2004)(Accession No. 0000870786-04-000077)

(g)	Reinsurance Contracts - Incorporated by Reference to the Registrant's filing on Form N-6 on 2/27/2003 (Accession No. 0000870786-03-000061)

(h)	Participation Agreements

1. American Century
	(a)	Shareholder Services Agreement dated April 1, 1999 (Incorporated by Reference from Exhibit (h)(3)(a) to Registrant's Filing on Form N-6 on 6/26/08)(Accession No. 0000950137-08-008766)
	(b)	Rule 22c-2 Agreement dated April 16, 2007 (Incorporated by Reference from Exhibit (h)(3)(b) to Registrant's Filing on Form N-6 on 6/26/08)(Accession No. 0000950137-08-008766)
	(c)	Amendment 1 to Shareholder Services Agreement dated May 1, 2001 (Incorporated by Reference from Exhibit (h)(3)(a) to Registrant's Filing on Form N-6 on 6/26/08)(Accession No. 0000950137-08-008766)
	(d)	Amendment 2 to Shareholder Services Agreement dated May 1, 2002 (Incorporated by Reference from Exhibit (h)(3)(a) to Registrant's Filing on Form N-6 on 6/26/08)(Accession No. 0000950137-08-008766)
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(e)	Amendment 3 to Shareholder Services Agreement dated May 1, 2004 (Incorporated by Reference from Exhibit (h)(3)(a) to Registrant's Filing on Form N-6 on 6/26/08)(Accession No. 0000950137-08-008766)
(f)
Amendment 4 to Shareholder Services Agreement dated October 13, 2005 (Incorporated by Reference from Exhibit (h)(3)(a) to Registrant's Filing on Form N-6 on 6/26/08)(Accession No. 0000950137-08-008766)

(g)
Amendment 5 to Shareholder Services Agreement dated June 1, 2011 (Incorporated by Reference from Exhibit (h)(2)(g) to the Form N-6 filed on 12/09/2011 by Principal National Life Insurance Co Variable Life Separate Account, File No. 333-175768)(Accession No. 0000898745-11-000809)

(h)
Amendment 6 to Shareholder Services Agreement dated November 1, 2011 (Incorporated by Reference from Exhibit (h)(2)(h) to the Form N-6 filed on 12/09/2011 by Principal National Life Insurance Co Variable Life Separate Account, File No. 333-175768)(Accession No. 0000898745-11-000809)

(i)
Amendment 1 to Rule 22c-2 Agreement dated November 1, 2011 (Incorporated by Reference from Exhibit (h)(2)(i) to the Form N-6 filed on 12/09/2011 by Principal National Life Insurance Co Variable Life Separate Account, File No. 333-175768)(Accession No. 0000898745-11-000809)

(j)	Amendment 7 to Shareholder Services Agreement dated March 20, 2014 (Filed as Exhibit (h)1(j) on 04/28/2014 (Accession No. 0000812797-14-000030)

2. American Funds
(a)	Fund Participation and Service Agreement dated May 1, 2014 -- Filed as exhibit 99.h02(a) on 04/27/2015 (Accession No. 0000812797-15-000033)
(b)	Rule 22c-2 Agreement dated May 19, 2014 -- Filed as exhibit 99.h02(b) on 04/27/2015 (Accession No. 0000812797-15-000033)
(c)	Business Agreement dated May 1, 2014 -- Filed as exhibit 99.h02(c) on 04/27/2015 (Accession No. 0000812797-15-000033)
(d)	Form of First Amendment To Fund Participation and Service Agreement -- Filed as exhibit 99.h02(d) on 04/27/2015 (Accession No. 0000812797-15-000033)

3. Calvert Variable Series, Inc.
(a)
Consolidated Fund Participation Agreement dated November 1, 2011 (Incorporated by Reference from Exhibit (h)(3)(a) to the Form N-6 filed on 12/09/2011 by Principal National Life Insurance Co Variable Life Separate Account, File No. 333-175768)(Accession No. 0000898745-11-000809)

(b)	Amendment to Consolidated Fund Participation Agreement dated April 30, 2014 -- Filed as exhibit 99.h03(b) on 04/27/2015 (Accession No. 0000812797-15-000033)
(c)
Consolidated Administrative Services Agreement dated November 1, 2011 (Incorporated by Reference from Exhibit (h)(3)(b) to the Form N-6 filed on 12/09/2011 by Principal National Life Insurance Co Variable Life Separate Account, File No. 333-175768)(Accession No. 0000898745-11-000809)

(d)	Amendment to Consolidated Services Agreement dated April 30, 2014 -- Filed as exhibit 99.h03(d) on 04/27/2015 (Accession No. 0000812797-15-000033)
(e)	Rule 22c-2 Agreement (PLIC) dated March 29, 2007 -- Filed as exhibit 99.h03(e) on 04/27/2015 (Accession No. 0000812797-15-000033)
(f)	Rule 22c-2 Agreement (Princor) dated April 10, 2007 -- Filed as exhibit 99.h03(f) on 04/27/2015 (Accession No. 0000812797-15-000033)

4. ClearBridge (Legg Mason)
(a)	Participation Agreement dated April 26, 2013 (Filed as Exhibit (h)5(a) on 04/25/2014 (Accession No. 0000812797-14-000019)
(b)	Administrative Services Agreement dated April 26, 2013 (Filed as Exhibit (h)5(b) on 04/25/2014 (Accession No. 0000812797-14-000019)

5. Delaware Distributors
(a)	Participation Agreement dated April 26, 2010 (Filed as Exhibit (h)4(a) on 04/28/2014 (Accession No. 0000812797-14-000030)
(b)	Administrative Services Agreement dated April 26, 2010 (Filed as Exhibit (h)4(b) on 04/28/2014 (Accession No. 0000812797-14-000030)
(c)	Amendment 1 to Participation Agreement dated December 30, 2010 (Filed as Exhibit (h)4(c) on 04/28/2014 (Accession No. 0000812797-14-000030)
(d)	Amendment 2 to Participation Agreement dated April 4, 2014 (Filed as Exhibit (h)4(d) on 04/28/2014 (Accession No. 0000812797-14-000030)
(e)	Amendment 3 to Participation Agreement dated July 1, 2015 -- Filed as Exhibit (h)5(e) on 04/25/2016 (Accession No. 0000812797-16-000157)
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6. Dreyfus
(a)
Participation Agreement dated March 26, 2001 (Incorporated by Reference from Exhibit (8)(d)(1) to the Form N-4 filed on 05/01/2008 by Principal Life Insurance Co Separate Account B, File No. 333-116220)(Accession No. 0000950137-08-006515)

(b)
Amendment to Participation Agreement dated March 26, 2002 (Incorporated by Reference from Exhibit (8)(d)(1) to the Form N-4 filed on 05/01/2008 by Principal Life Insurance Co Separate Account B, File No. 333-116220)(Accession No. 0000950137-08-006515)

(c)	Amendment 2 to Participation Agreement dated April 15, 2011 (Filed as Exhibit (h)7(g) on 04/25/2014 (Accession No. 0000812797-14-000019)
(d)	Amendment 3 to Participation Agreement dated April 25, 2012 (Filed as Exhibit (h)7(i) on 04/25/2014 (Accession No. 0000812797-14-000019)
(e)
Administrative Services Agreement dated March 26, 2002 (Incorporated by Reference from Exhibit (8)(d)(2) to the Form N-4 filed on 05/01/2008 by Principal Life Insurance Co Separate Account B, File No. 333-116220)(Accession No. 0000950137-08-006515)

(f)
Amendment to Administrative Services Agreement dated September 1, 2004 (Incorporated by Reference from Exhibit (8)(d)(2) to the Form N-4 filed on 05/01/2008 by Principal Life Insurance Co Separate Account B, File No. 333-116220)(Accession No. 0000950137-08-006515)

(g)	Amendment 2 to Administrative Services Agreement dated April 25, 2012 (Filed as Exhibit (h)7(j) on 04/25/2014 (Accession No. 0000812797-14-000019)
(h)
12b-1 Letter Agreement dated March 26, 2001 (Incorporated by Reference from Exhibit (8)(d)(3) to the Form N-4 filed on 05/01/2008 by Principal Life Insurance Co Separate Account B, File No. 333-116220)(Accession No. 0000950137-08-006515)

(i)	12b-1 Letter Agreement for Service Class Shares dated March 26, 2002 -- Filed as exhibit 99.h06(i) on 04/27/2015 (Accession No. 0000812797-15-000033)
(j)
Amendment to 12b-1 Letter Agreement dated September 1, 2004 (Incorporated by Reference from Exhibit (8)(d)(3) to the Form N-4 filed on 05/01/2008 by Principal Life Insurance Co Separate Account B, File No. 333-116220)(Accession No. 0000950137-08-006515)

(k)	Amendment 2 to 12b-1 Letter Agreement dated April 25, 2012 (Filed as Exhibit (h)7(h) on 04/25/2014 (Accession No. 0000812797-14-000019)
(l)	Rule 22c-2 (Supplemental) Agreement dated April 16, 2007 -- Filed as exhibit 99.h06(l) on 04/27/2015 (Accession No. 0000812797-15-000033)

7. DWS
(a)	Participation Agreement dated December 1, 2007 (Incorporated by Reference from Exhibit (h)(5) to Registrant's Filing on Form N-6 on 6/26/08)(Accession No. 0000950137-08-008766)
(b)	Amendment 1 to Participation Agreement dated January 5, 2011 (Incorporated by Reference from Exhibit (h)(5) to Registrant's Filing on Form N-6 on 04/27/11)(Accession No. 0000898745-11-000198)
(c)	Amendment 2 to Participation Agreement dated May 1, 2011 (Filed as Exhibit (h)6(c) on 04/28/2014 (Accession No. 0000812797-14-000030)
(d)	Amendment 3 to Participation Agreement dated December 18, 2012 (Filed as Exhibit (h)6(d) on 04/28/2014 (Accession No. 0000812797-14-000030)
(e)	Amendment 4 to Participation Agreement dated April 10, 2013 (Filed as Exhibit (h)6(e) on 04/28/2014 (Accession No. 0000812797-14-000030)

8. Fidelity Distributors Corporation
(a)
Amended and Restated Participation Agreement dated December 20, 2004 (Incorporated by Reference from Exhibit (h)(6)(a) to Registrant's Filing on Form N-6 on 6/26/08)(Accession No. 0000950137-08-008766)

(b)	Services Agreement dated July 1, 1999 (Incorporated by Reference from Exhibit (h)(6)(b) to Registrant's Filing on Form N-6 on 6/26/08)(Accession No. 0000950137-08-008766)
(c)	Service Contract (Service Class Shares) dated August 2, 1999 (Incorporated by Reference from Exhibit (h)(6)(c) to Registrant's Filing on Form N-6 on 6/26/08)(Accession No. 0000950137-08-008766)
(d)	Service Contract (Initial Class Shares) dated March 1, 2000 (Incorporated by Reference from Exhibit (h)(6)(d) to Registrant's Filing on Form N-6 on 6/26/08)(Accession No. 0000950137-08-008766)
(e)	Service Contract (Class 2 shares) dated April 1, 2002 (Incorporated by Reference from Exhibit (h)(6)(e) to Registrant's Filing on Form N-6 on 6/26/08)(Accession No. 0000950137-08-008766)
(f)	Rule 22c-2 Shareholder Information Agreement dated April 16, 2007 (Incorporated by Reference from Exhibit (h)(6)(f) to Registrant's Filing on Form N-6 on 6/26/08)(Accession No. 0000950137-08-008766)

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9. Franklin Templeton
(a)	Amended and Restated Participation Agreement dated November 1, 2007 (Incorporated by Reference from Exhibit (h)(7)(b) to Registrant's Filing on Form N-6 on 6/26/08)(Accession No. 0000950137-08-008766)
(b)
Amendment 1 to Amended and Restated Participation Agreement dated September 10, 2009 (Incorporated by Reference from Exhibit (h)(7)(b) to the Form N-6 Filed on 10/19/2011 by Principal National Life Insurance Co Variable Life Separate Account, File No. 333-175768)(Accession No. 0000898745-11-000724)

(c)
Amendment 2 to Amended and Restated Participation Agreement dated August 16, 2010 (Incorporated by Reference from Exhibit (h)(7)(c) to the Form N-6 Filed on 10/19/2011 by Principal National Life Insurance Co Variable Life Separate Account, File No. 333-175768)(Accession No. 0000898745-11-000724)

(d)
Participation Agreement Addendum dated May 1, 2011 (Incorporated by Reference from Exhibit (h)(7)(e) to the Form N-6 Filed on 10/19/2011 by Principal National Life Insurance Co Variable Life Separate Account, File No. 333-175768)(Accession No. 0000898745-11-000724)

(e)
Amendment 3 to Amended and Restated Participation Agreement dated November 1, 2011 (Incorporated by Reference from Exhibit (h)(7)(d) to the Form N-6 Filed on 10/19/2011 by Principal National Life Insurance Co Variable Life Separate Account, File No. 333-175768)(Accession No. 0000898745-11-000724)

(f)	Amendment 4 to Amended and Restated Participation Agreement dated September 16, 2013 (Filed as Exhibit (h)10(j) on 04/25/2014 (Accession No. 0000812797-14-000019)
(g)	Amendment 5 to Amended and Restated Participation Agreement dated May 1, 2014 -- Filed as exhibit 99.h09(g) on 04/27/2015 (Accession No. 0000812797-15-000033)
(h)	Amendment 6 to Amended and Restated Participation Agreement dated September 16, 2014 -- Filed as exhibit 99.h09(h) on 04/27/2015 (Accession No. 0000812797-15-000033)
(i)	Administrative Services Agreement dated December 14, 2007 (Incorporated by Reference from Exhibit (h)(7)(c) to Registrant's Filing on Form N-6 on 6/26/08)(Accession No. 0000950137-08-008766)
(j)
Amendment 1 to Administrative Services Agreement dated September 10, 2009 (Incorporated by Reference from Exhibit (h)(7)(g) to the Form N-6 Filed on 10/19/2011 by Principal National Life Insurance Co Variable Life Separate Account, File No. 333-175768)(Accession No. 0000898745-11-000724)

(k)
Amendment 2 to Administrative Services Agreement dated April 20, 2011 (Incorporated by Reference from Exhibit (h)(7)(h) to the Form N-6 Filed on 10/19/2011 by Principal National Life Insurance Co Variable Life Separate Account, File No. 333-175768)(Accession No. 0000898745-11-000724)

(l)
Amendment 3 to Administrative Services Agreement dated November 1, 2011 (Incorporated by Reference from Exhibit (h)(7)(i) to the Form N-6 Filed on 10/19/2011 by Principal National Life Insurance Co Variable Life Separate Account, File No. 333-175768)(Accession No. 0000898745-11-000724)

(m)	Amendment 4 to Administrative Services Agreement dated May 24, 2013 -- Filed as Exhibit 99.h09(m) on 04/27/2015 (Accession No. 0000812797-15-000033)
(n)	Amendment 5 to Administrative Services Agreement dated May 1, 2014 -- Filed as Exhibit 99(h)(9)(n) on 04/27/2017 (Accession No. 0000812797-17-000070)
(o)	Amendment 6 to Administrative Services Agreement dated August 30, 2016 -- Filed as Exhibit 99(h)(9)(o) on 04/27/2017 (Accession No. 0000812797-17-000070)
(p)	Shareholder Information Agreement dated April 16, 2007 (Incorporated by Reference from Exhibit (h)(7)(a) to Registrant's Filing on Form N-6 on 6/26/08)(Accession No. 0000950137-08-008766)
(q)	Amendment to Shareholder Information Agreement (22c-2) dated April 2015 -- Filed as exhibit 99.h09(o) on 04/27/2015 (Accession No. 0000812797-15-000033)
(r)	Amendment to Participation Agreement Addendum dated March 31, 2015 -- Filed as exhibit 99.h09(p) on 04/27/2015 (Accession No. 0000812797-15-000033)

10. Invesco (formerly AIM Advisors, Inc.)
(a)	Participation Agreement dated June 8, 1999 (Incorporated by Reference from Exhibit (h)(2)(a) to Registrant's Filing on Form N-6 on 6/26/08)(Accession No. 0000950137-08-008766)
(b)	Amendment 1 to Participation Agreement dated April 1, 2001 (Incorporated by Reference from Exhibit (h)(2)(a) to Registrant's Filing on Form N-6 on 6/26/08)(Accession No. 0000950137-08-008766)
(c)	Amendment 1 to Participation Agreement dated May 1, 2002 (Incorporated by Reference from Exhibit (h)(2)(a) to Registrant's Filing on Form N-6 on 6/26/08)(Accession No. 0000950137-08-008766)
(d)	Amendment 3 to Participation Agreement dated August 15, 2002 (Incorporated by Reference from Exhibit (h)(2)(a) to Registrant's Filing on Form N-6 on 6/26/08)(Accession No. 0000950137-08-008766)
(e)	Amendment 4 to Participation Agreement dated January 8, 2003 (Incorporated by Reference from Exhibit (h)(2)(a) to Registrant's Filing on Form N-6 on 6/26/08)(Accession No. 0000950137-08-008766)
(f)	Amendment 5 to Participation Agreement dated February 14, 2003 (Incorporated by Reference from Exhibit (h)(2)(a) to Registrant's Filing on Form N-6 on 6/26/08)(Accession No. 0000950137-08-008766)
4

(g)	Amendment 6 to Participation Agreement dated April 30, 2004 (Incorporated by Reference from Exhibit (h)(2)(a) to Registrant's Filing on Form N-6 on 6/26/08)(Accession No. 0000950137-08-008766)
(h)	Amendment 7 to Participation Agreement dated April 29, 2005 (Incorporated by Reference from Exhibit (h)(2)(a) to Registrant's Filing on Form N-6 on 6/26/08)(Accession No. 0000950137-08-008766)
(i)	Amendment 8 to Participation Agreement dated May 1, 2006 (Incorporated by Reference from Exhibit (h)(2)(a) to Registrant's Filing on Form N-6 on 6/26/08)(Accession No. 0000950137-08-008766)
(j)
Amendment 9 to Participation Agreement dated April 30, 2010 (Incorporated by Reference from Exhibit (h)(8)(j) to the Form N-6 Filed on 10/19/2011 by Principal National Life Insurance Co Variable Life Separate Account, File No. 333-175768)(Accession No. 0000898745-11-000724)

(k)
Amendment 10 to Participation Agreement dated April 1, 2011 (Incorporated by Reference from Exhibit (h)(8)(k) to the Form N-6 Filed on 10/19/2011 by Principal National Life Insurance Co Variable Life Separate Account, File No. 333-175768)(Accession No. 0000898745-11-000724)

(l)
Amendment 11 to Participation Agreement dated November 1, 2011 (Incorporated by Reference from Exhibit (h)(7)(p) to the Form N-6 filed on 12/09/2011 by Principal National Life Insurance Co Variable Life Separate Account, File No. 333-175768)(Accession No. 0000898745-11-000809)

(m)	Distribution Services Agreement dated October 1, 2002 (Incorporated by Reference from Exhibit (h)(2)(b) to Registrant's Filing on Form N-6 on 6/26/08)(Accession No. 0000950137-08-008766)
(n)	Rule 22c-2 Agreement dated April 16, 2007 (Incorporated by Reference from Exhibit (h)(2)(c) to Registrant's Filing on Form N-6 on 6/26/08)(Accession No. 0000950137-08-008766)
(o)	Administrative Services Agreement dated June 8, 1999 (Incorporated by Reference from Exhibit (h)(2)(d) to Registrant's Filing on Form N-6 on 6/26/08)(Accession No. 0000950137-08-008766)
(p)
Amendment 1 to Administrative Services Agreement dated April 30, 2004 (Incorporated by Reference from Exhibit (h)(8)(o) to the Form N-6 Filed on 10/19/2011 by Principal National Life Insurance Co Variable Life Separate Account, File No. 333-175768)(Accession No. 0000898745-11-000724)

(q)
Amendment 2 to Administrative Services Agreement dated November 1, 2011 (Incorporated by Reference from Exhibit (h)(7)(q) to the Form N-6 filed on 12/09/2011 by Principal National Life Insurance Co Variable Life Separate Account, File No. 333-175768)(Accession No. 0000898745-11-000809)

(r)
Amendment 1 to Rule 22c-2 Agreement dated November 1, 2011 (Incorporated by Reference from Exhibit (h)(7)(r) to the Form N-6 filed on 12/09/2011 by Principal National Life Insurance Co Variable Life Separate Account, File No. 333-175768)(Accession No. 0000898745-11-000809)

11. Janus
(a)
Fund Participation Agreement dated August 28, 2000 (Incorporated by Reference from Exhibit (h)(9)(a) to the Form N-6 Filed on 10/19/2011 by Principal National Life Insurance Co Variable Life Separate Account, File No. 333-175768)(Accession No. 0000898745-11-000724)

(b)	Amendment 1 to Participation Agreement dated April 1, 2001 (Incorporated by Reference from Exhibit (h)(8) to Registrant's Filing on Form N-6 on 6/26/08)(Accession No. 0000950137-08-008766)
(c)	Amendment 2 to Participation Agreement October 16, 2001 (Incorporated by Reference from Exhibit (h)(8) to Registrant's Filing on Form N-6 on 6/26/08)(Accession No. 0000950137-08-008766)
(d)	Amendment 3 to Participation Agreement dated May 1, 2002 (Incorporated by Reference from Exhibit (h)(8) to Registrant's Filing on Form N-6 on 6/26/08)(Accession No. 0000950137-08-008766)
(e)
Amendment 4 to Participation Agreement dated September 3, 2002 (Incorporated by Reference from Exhibit (h)(9)(e) to the Form N-6 Filed on 10/19/2011 by Principal National Life Insurance Co Variable Life Separate Account, File No. 333-175768)(Accession No. 0000898745-11-000724)

(f)
Amendment 5 to Participation Agreement dated January 8, 2003 (Incorporated by Reference from Exhibit (h)(9)(f) to the Form N-6 Filed on 10/19/2011 by Principal National Life Insurance Co Variable Life Separate Account, File No. 333-175768)(Accession No. 0000898745-11-000724)

(g)
Amendment 6 to Participation Agreement dated August 20, 2007 (Incorporated by Reference from Exhibit (h)(9)(g) to the Form N-6 Filed on 10/19/2011 by Principal National Life Insurance Co Variable Life Separate Account, File No. 333-175768)(Accession No. 0000898745-11-000724)

(h)
Amendment 7 to Participation Agreement dated November 1, 2011 (Incorporated by Reference from Exhibit (h)(8)(k) to the Form N-6 filed on 12/09/2011 by Principal National Life Insurance Co Variable Life Separate Account, File No. 333-175768)(Accession No. 0000898745-11-000809)

(i)	Amendment 8 to Participation Agreement dated February 24, 2012 (Filed as Exhibit (h)13(o) on 04/25/2014 (Accession No. 0000812797-14-000019)
(j)	Amendment to Participation Agreement dated October 15, 2019 - Filed as Exhibit (h)11(j) on 04/28/2020 (Accession No. 0000812797-20-000058)
5

(k)
Distribution & Shareholder Services Agreement (Service Shares) dated August 28, 2000 (Incorporated by Reference from Exhibit (h)(8) to Registrant's Filing on Form N-6 on 6/26/08)(Accession No. 0000950137-08-008766)

(l)	Acceptance Letter of New Distribution and Shareholder Services Agreement dated October 19, 2001 -- Filed as exhibit 99.h12(k) on 04/27/2015 (Accession No. 0000812797-15-000033)
(m)
Amendment 1 to Distribution and Shareholder Services Agreement dated November 1, 2011 (Incorporated by Reference from Exhibit (h)(8)(l) to the Form N-6 filed on 12/09/2011 by Principal National Life Insurance Co Variable Life Separate Account, File No. 333-175768)(Accession No. 0000898745-11-000809)

(n)	Administrative Services Letter Agreement dated August 14, 2006 (Incorporated by Reference from Exhibit (h)(8) to Registrant's Filing on Form N-6 on 6/26/08)(Accession No. 0000950137-08-008766)
(o)	Administrative Services Letter Agreement dated May 6, 2008 -- Filed as exhibit 99.h12(n) on 04/27/2015 (Accession No. 0000812797-15-000033)
(p)
Amendment 1 to Administrative Services Letter Agreement dated November 1, 2011 (Incorporated by Reference from Exhibit (h)(8)(m) to the Form N-6 filed on 12/09/2011 by Principal National Life Insurance Co Variable Life Separate Account, File No. 333-175768)(Accession No. 0000898745-11-000809)

(q)
Supplemental Agreement dated April 12, 2007 to Distribution, Shareholder Servicing, Administrative Servicing and Fund/SERV Agreements Letter dated August 14, 2006 -- Filed as exhibit 99.h12(p) on 04/27/2015 (Accession No. 0000812797-15-000033)

(r)	Amendment to Administrative Services Letter Agreement dated October 15, 2019 - Filed as Exhibit (h)11(r) on 04/28/2020 (Accession No. 0000812797-20-000058)
(s)
Rule 22c-2 Agreement dated April 16, 2007 (Incorporated by Reference from Exhibit (h)(9)(j) to the Form N-6 Filed on 10/19/2011 by Principal National Life Insurance Co Variable Life Separate Account, File No. 333-175768)(Accession No. 0000898745-11-000724)

(t)
Amendment 1 to Rule 22c-2 Agreement dated November 1, 2011 (Incorporated by Reference from Exhibit (h)(8)(n) to the Form N-6 filed on 12/09/2011 by Principal National Life Insurance Co Variable Life Separate Account, File No. 333-175768)(Accession No. 0000898745-11-000809)

(u)	Letter regarding Handling of Mutual Fund Orders dated May 20, 2005 -- Filed as exhibit 99.h12(s) on 04/27/2015 (Accession No. 0000812797-15-000033)

12. Lincoln
(a)	Participation Agreement with Lincoln Variable Insurance Products Trust dated April 26, 2021 *
(b)	Amendment to Participation Agreement with Lincoln Variable Insurance Products Trust dated May 1, 2023 *
(c)	Amendment to Participation Agreement with Lincoln Variable Insurance Products Trust dated April 29, 2024 *
(d)	Distribution Services Agreement with Lincoln Financial Distributors, Inc. dated April 26, 2021 *
(e)	Amendment to Distribution Services Agreement with Lincoln Financial Distributors, Inc. dated April 29, 2024 *
(f)	Administrative Services Agreement with Lincoln Financial Investments Corporation dated May 1, 2023 *
(g)	Amendment to Administrative Services Agreement with Lincoln Financial Investments Corporation dated April 29, 2024 *
13. Lord Abbett
(a)	Participation Agreement dated May 1, 2016 -- Filed Exhibit 99(h)(12)(a) on 04/27/2017 (Accession No. 0000812797-17-000070)
(b)	Administrative Service Agreement dated May 1, 2016 -- Filed as Exhibit 99(h)(12)(b) on 04/27/2017 (Accession No. 0000812797-17-000070)
(c)	Service Agreement Letter dated May 1, 2016 -- Filed as Exhibit 99(h)(12)(c) on 04/27/2017 (Accession No. 0000812797-17-000070)
(d)	Support Payment Agreement dated May 1, 2016 -- Filed as Exhibit 99(h)(12)(d) on 04/27/2017 (Accession No. 0000812797-17-000070)

14. MFS
(a)	Amended and Restated Participation Agreement dated May 1, 2013 (Filed as Exhibit (h)11(a) on 04/28/2014 (Accession No. 0000812797-14-000030)
(b)	Amended and Restated Fund/Serv Supplement dated May 1, 2013 (Filed as Exhibit (h)11(b) on 04/28/2014 (Accession No. 0000812797-14-000030)
(c)	Amended and Restated Administrative Services Letter dated April 1, 2016 -- Filed as Exhibit 99(h)(13)(c) on 04/27/2017 (Accession No. 0000812797-17-000070)
(d)
Rule 22c-2 Agreement dated April 16, 2007 (Incorporated by Reference from Exhibit (h)(10)(m) to the Form N-6 Filed on 10/19/2011 by Principal National Life Insurance Co Variable Life Separate Account, File No. 333-175768)(Accession No. 0000898745-11-000724)

6

(e)
Amendment 1 to Rule 22c-2 Agreement dated November 1, 2011 (Incorporated by Reference from Exhibit (h)(9)(o) to the Form N-6 filed on 12/09/2011 by Principal National Life Insurance Co Variable Life Separate Account, File No. 333-175768)(Accession No. 0000898745-11-000809)

15. Principal Variable Contracts Funds, Inc.
(a)	Participation Agreement dated January 5, 2007 (Filed as Exhibit (h)19(a) on 04/25/2014 (Accession No. 0000812797-14-000019)
(b)
Amendment 1 to Participation Agreement dated June 1, 2007 (Incorporated by Reference from Exhibit (h)(12)(b) to the Form N-6 filed on 12/09/2011 by Principal National Life Insurance Co Variable Life Separate Account, File No. 333-175768)(Accession No. 0000898745-11-000809)

(c)	Amendment 2 to Participation Agreement dated January 1, 2010 (Filed as Exhibit (h)19(c) on 04/25/2014 (Accession No. 0000812797-14-000019)
(d)	Amendment 3 (letter) to Participation Agreement dated June 17, 2010 -- Filed as exhibit 99.h13(d) on 04/27/2015 (Accession No. 0000812797-15-000033)
(e)
Amendment 4 to Participation Agreement dated November 1, 2011 (Incorporated by Reference from Exhibit (h)(12)(d) to the Form N-6 filed on 12/09/2011 by Principal National Life Insurance Co Variable Life Separate Account, File No. 333-175768)(Accession No. 0000898745-11-000809)

(f)	Amendment 5 to Participation Agreement dated February 9, 2015 -- Filed as exhibit 99.h13(f) on 04/27/2015 (Accession No. 0000812797-15-000033)
(g)	Amendment 6 to Participation Agreement dated August 10, 2016 -- Filed as Exhibit 99(h)(14)(g) on 04/27/2017 (Accession No. 0000812797-17-000070)
(h)	Rule 22c-2 Agreement dated April 16, 2007 (Filed as Exhibit (h)19(f) on 04/25/2014 (Accession No. 0000812797-14-000019)
(i)
Amendment 1 to Rule 22c-2 Agreement dated November 1, 2011 (Incorporated by Reference from Exhibit (h)(1)(g) to the Form N-6 filed on 12/09/2011 by Principal National Life Insurance Co Variable Life Separate Account, File No. 333-175768)(Accession No. 0000898745-11-000809)

(j)	Rule 12b-1 Letter Agreement dated December 30, 2009 (Filed as Exhibit (h)19(e) on 04/25/2014 (Accession No. 0000812797-14-000019)
(k)	Amendment 12b-1 Letter Agreement dated November 9, 2011 -- Filed as exhibit 99.h13(j) on 04/27/2015 (Accession No. 0000812797-15-000033)

16. Putnam
(a)
Participation Agreement dated May 1, 1998 (Incorporated by Reference from Exhibit (h)(14)(b) to the Form N-6 Filed on 10/19/2011 by Principal National Life Insurance Co Variable Life Separate Account, File No. 333-175768)(Accession No. 0000898745-11-000724)

(b)
Amendment 1 to Participation Agreement dated May 1, 2002 (Incorporated by Reference from Exhibit (h)(14)(c) to the Form N-6 Filed on 10/19/2011 by Principal National Life Insurance Co Variable Life Separate Account, File No. 333-175768)(Accession No. 0000898745-11-000724)

(c)	Amendment 2 to Participation Agreement dated March 2, 2021 - Filed as Exhibit 99(h)15(c) on 04/29/2021 (Accession No. 0000812797-21-000064)
(d)
Marketing and Administrative Servicing Agreement dated April 1, 2011 (Incorporated by Reference from Exhibit (h)(14)(a) to the Form N-6 Filed on 10/19/2011 by Principal National Life Insurance Co Variable Life Separate Account, File No. 333-175768)(Accession No. 0000898745-11-000724)

(e)
Amendment 1 to Marketing and Administrative Servicing Agreement dated November 1, 2011 (Incorporated by Reference from Exhibit (h)(13)(b) to the Form N-6 filed on 12/09/2011 by Principal National Life Insurance Co Variable Life Separate Account, File No. 333-175768)(Accession No. 0000898745-11-000809)

(f)	Amendment 2 to Marketing and Administrative Servicing Agreement dated December 1, 2011 -- Filed as exhibit 99.h14(e) on 04/27/2015 (Accession No. 0000812797-15-000033)
(g)	Amendment 3 to Marketing and Administrative Servicing Agreement dated March 2, 2021 - Filed as Exhibit 99(h)15(g) on 04/29/2021 (Accession No. 0000812797-21-000064)
(h)
Rule 22c-2 Agreement dated March 9, 2007 (Incorporated by Reference from Exhibit (h)(14)(d) to the Form N-6 Filed on 10/19/2011 by Principal National Life Insurance Co Variable Life Separate Account, File No. 333-175768)(Accession No. 0000898745-11-000724)

(i)	Consent dated May 15, 2007 -- Filed as exhibit 99.h14(g) on 04/27/2015 (Accession No. 0000812797-15-000033)
(j)	Amendment 3 to Participation Agreement dated July 31, 2023 *
17. TOPS (Northern Lights)
(a)	Participation Agreement dated May 1, 2012 (Filed as Exhibit (h)14(a) on 04/28/2014 (Accession No. 0000812797-14-000030)

7

18. Van Eck
(a)
Service Agreement dated November 28, 2007 (Incorporated by Reference from Exhibit (h)(15)(a) to the Form N-6 Filed on 10/19/2011 by Principal National Life Insurance Co Variable Life Separate Account, File No. 333-175768)(Accession No. 0000898745-11-000724)

(b)
Amendment 1 to Service Agreement dated April 24, 2009 (Incorporated by Reference from Exhibit (h)(15)(b) to the Form N-6 Filed on 10/19/2011 by Principal National Life Insurance Co Variable Life Separate Account, File No. 333-175768)(Accession No. 0000898745-11-000724)

(c)
Amendment 2 to Service Agreement dated May 1, 2011 (Incorporated by Reference from Exhibit (h)(15)(c) to the Form N-6 Filed on 10/19/2011 by Principal National Life Insurance Co Variable Life Separate Account, File No. 333-175768)(Accession No. 0000898745-11-000724)

(d)
Participation Agreement dated November 28, 2007 (Incorporated by Reference from Exhibit (h)(15)(d) to the Form N-6 Filed on 10/19/2011 by Principal National Life Insurance Co Variable Life Separate Account, File No. 333-175768)(Accession No. 0000898745-11-000724)

(e)
Amendment 1 to Participation Agreement dated April 24, 2009 (Incorporated by Reference from Exhibit (h)(15)(e) to the Form N-6 Filed on 10/19/2011 by Principal National Life Insurance Co Variable Life Separate Account, File No. 333-175768)(Accession No. 0000898745-11-000724)

(f)
Amendment 2 to Participation Agreement dated November 1, 2011 (Incorporated by Reference from Exhibit (h)(14)(f) to the Form N-6 filed on 12/09/2011 by Principal National Life Insurance Co Variable Life Separate Account, File No. 333-175768)(Accession No. 0000898745-11-000809)

(g)	Amendment 4 to Participation Agreement dated May 10, 2022
(h)
Amendment 3 to Service Agreement dated November 1, 2011 (Incorporated by Reference from Exhibit (h)(14)(g) to the Form N-6 filed on 12/09/2011 by Principal National Life Insurance Co Variable Life Separate Account, File No. 333-175768)(Accession No. 0000898745-11-000809)

(i)	Amendment 4 to Service Agreement dated as of May 1, 2012 (Filed as Exhibit (h)15(j) on 04/28/2014 (Accession No. 0000812797-14-000030)
(j)	Amendment 5 to Service Agreement dated May 1, 2018 (Filed as Exhibit 99(h)17(k) on 04/26/2019 (Accession No. 0000812797-19-000043)
(k)	Amendment 6 to Service Agreement dated October 15, 2019 - Filed as Exhibit (h)17(j) on 04/28/2020 (Accession No. 0000812797-20-000058)
(l)	Amendment 7 to Service Agreement dated May 10, 2022
(m)
Shareholder Information Agreement dated November 28, 2007 (Incorporated by Reference from Exhibit (h)(14)(h) to the Form N-6 filed on 12/09/2011 by Principal National Life Insurance Co Variable Life Separate Account, File No. 333-175768)(Accession No. 0000898745-11-000809)

(n)
Amendment 1 to Shareholder Information Agreement dated November 1, 2011 (Incorporated by Reference from Exhibit (h)(14)(i) to the Form N-6 filed on 12/09/2011 by Principal National Life Insurance Co Variable Life Separate Account, File No. 333-175768)(Accession No. 0000898745-11-000809)

19. Wanger International
(a)	Wanger Advisors Trust Participation Agreement dated April 28, 2015 -- Filed as Exhibit (h)17(a) on 04/25/2016 (Accession No. 0000812797-16-000157)
(b)	Services Agreement dated May 1, 2015 -- Filed as Exhibit (h)17(b) on 04/25/2016 (Accession No. 0000812797-16-000157)

20. Wells Fargo
(a)	Participation Agreement dated February 28, 2006 (Filed as Exhibit (h)16(a) on 04/28/2014 (Accession No. 0000812797-14-000030)
(b)	Amendment 1 to Participation Agreement dated April 1, 2012 (Filed as Exhibit (h)16(b) on 04/28/2014 (Accession No. 0000812797-14-000030)
(c)	Rule 22c-2 Agreement dated April 16, 2007 (Filed as Exhibit (h)16(c) on 04/28/2014 (Accession No. 0000812797-14-000030)
(d)	Amendment 1 to Rule 22c-2 Agreement dated March 20, 2012 (Filed as Exhibit (h)16(d) on 04/28/2014 (Accession No. 0000812797-14-000030)
8

(i)	Administrative Contracts - N/A

(j)	Other Material Contracts - N/A

(k)	Legal Opinion - Filed as Ex-99.2 on 2/1/99 (Accession No. 0000812797-99-000003) and was originally filed in paper format. Accordingly, a hyperlink has not been provided.

(l)	Actuarial Opinion - N/A

(m)	Calculations - N/A

(n)	Other Opinions

(1) Consent of Ernst & Young LLP *
(2) Powers of Attorney - Filed as Ex 99.(n)(2) on 04/29/2022 (Accession No. 0000812797-22-000051) and Filed as Ex 99. (n)(2) on 04/27/2023 (Accession No. 0000812797-23-000058) for H. E. Mitchell
(3) Opinion of Counsel *

(o)	Financial Statements Schedules

Principal Life Insurance Company

Report of Independent Registered Public Accounting Firm on Schedules *

Schedule I - Summary of Investments - Other Than Investments in Related Parties as of December 31, 2023*

Schedule III - Supplementary Insurance Information As of December 31, 2023, 2022 and 2021 and for each of the years then ended *

Schedule IV - Reinsurance As of December 31, 2023, 2022 and 2021 and for each of the years then ended *

All other schedules for which provision is made in the applicable accounting regulation of the Securities and Exchange Commission are not required under the related instructions or are inapplicable and therefore have been omitted.

(p)	Initial Capital Agreements - N/A

(q)	Redeemability Exemption -- Filed as Exhibit 99.q on 04/27/2015 (Accession No. 0000812797-15-000033)

* Filed herein

9

Item 31. Officers and Directors of the Depositor
Principal Life Insurance Company is managed by a Board of Directors which is elected by its policyowners. The directors and executive officers of the Company, their positions with the Company, including Board Committee memberships, and their principal business address, are as follows:
DIRECTORS:

Name and Principal Business Address	Positions and Offices
JONATHAN S. AUERBACH 3 Penon Peak Trail Carmel, CA 93923	Director Member, Nominating and Governance Committee
MARY E. BEAMS 20 Green Lane Weston, MA 02493	Director Member, Audit Committee
JOCELYN CARTER-MILLER 8701 Banyan Court Tamarac, FL 33321	Director Chair, Human Resources Committee Member, Executive, Nominating and Governance Committee
ROGER C. HOCHSCHILD 682 Ardsley Road Winnetka, IL 60093	Director Chair, Nominating and Governance Committee Member, Human Resources Committee
DANIEL J. HOUSTON Principal Financial Group Des Moines, IA 50392	Director Chairman of the Board and Chair, Executive Committee Principal Life: Chairman, President and Chief Executive Officer
SCOTT M. MILLS BET Media Group 1515 Broadway, 22nd Floor New York, NY 10036	Director Member, Audit, Executive and Human Resources Committees
H. ELIZABETH MITCHELL 107 West 89th Street, Apt. 2B New York, NY 10024	Director Member, Audit Committee
CLAUDIO MURUZABAL 791 Crandon Boulevard, #1508 Key Biscayne, FL 33149	Director Member, Human Resources and Nominating and Governance Committees
DIANE C. NORDIN 140 Monument Street Concord, MA 01742	Director Chair, Audit Committee
BLAIR C. PICKERELL Lower House 1 29 Mt. Kellett Road The Peak Hong Kong	Director Member, Nominating and Governance Committee
CLARE S. RICHER 169 Marlborough St. Apt 1 Boston, MA 02116	Director Member, Audit and Executive Committees
ALFREDO RIVERA Condominio Lomas del Valle Flats 21, Torre A, Apt. 7 Pozos de Santa Ana San Jose, Costa Rica 10903	Director Member, Audit and Human Resources Committees

10

EXECUTIVE OFFICERS (OTHER THAN DIRECTORS)

Name and Principal Business Address	Positions and Offices
VIVEK AGRAWAL(1)	Executive Vice President and Chief Growth Officer
KAMAL BHATIA(1)	Senior Executive Managing Director - Global Head of Investments, Principal Asset Management
J. SCOTT BOYD(1)	Senior Vice President - Retirement Distribution
WEE YEE (THOMAS) CHEONG(3)	Executive Vice President, Principal Asia
JON N. COUTURE(1)	Executive Vice President Principal Global Services and Chief Human Resources Officer
NOREEN M. FIERRO(1)	Senior Vice President and Enterprise Chief Ethics and Compliance Officer
AMY C. FRIEDRICH(1)	President Benefits and Protection
GINA L. GRAHAM(1)	Vice President and Treasurer
PATRICK G. HALTER(1)	President and Chief Executive Officer - Principal Asset Management
TERESA M. HASSARA(1)	Senior Vice President - WSRS
TIMOTHY A. HILL(1)	Senior Executive Managing Director - US & Europe Client Group, Principal Asset Management
KARA M. HOOGENSEN(1)	Senior Vice President, Benefits and Protection - Head of Workplace Benefits
KATHLEEN B. KAY(1)	Executive Vice President and Chief Information Officer
NATALIE LAMARQUE(1)	Executive Vice President, General Counsel and Secretary
CHRISTOPHER J. LITTLEFIELD(1)	President - Retirement and Income Solutions
KENNETH A. MCCULLUM(1)	Executive Vice President and Chief Risk Officer
DENNIS J. MENKEN(1)	Senior Vice President and Chief Investment Officer - Principal Life Insurance Company
CHRISTOPHER D. PAYNE(1)	Senior Vice President, Government Relations
JOEL M. PITZ(1)	Senior Vice President and Controller
SRINIVAS D. REDDY(1)	Senior Vice President - Retirement and Income Solutions
NATHAN P. SCHELHAAS(1)	Senior Vice President, Benefits and Protection - Head of Business Owner Segment
ELLEN W. SHUMWAY(1)	Senior Executive Managing Director - Global Head of Product & Marketing, Principal Asset Management
PABLO SPRENGER(2)	Executive Vice President, Principal Latin America
DEANNA D. STRABLE(1)	Executive Vice President and Chief Financial Officer
A. SHEA TREADWAY(1)	Senior Vice President, Benefits and Protection - Head of Distribution
LUIS VALDES(1)	Chairman - Latin America
BETHANY A. WOOD(1)	Executive Vice President and Chief Marketing Officer

(1)	711 High Street
Des Moines, IA 50392

(2)	Principal Vida Chile
Av Apoquindo 3600
Las Condes
Santiago, Chile

(3)	Unit 1001-2 Central Plaza
18 Harbour Road
Wan Chai, Hong Kong

11

Item 32. Persons Controlled by or Under Common Control with the Depositor or the Registrant
The Registrant is a separate account of Principal Life Insurance Company (the "Depositor") and is operated as a unit investment trust. Registrant supports benefits payable under Depositor's variable life contracts by investing assets allocated to various investment options in shares of Principal Variable Contracts Funds, Inc. and other mutual funds registered under the Investment Company Act of 1940 as open-end management investment companies of the "series" type. No person is directly or indirectly controlled by the Registrant.
The Depositor is wholly-owned by Principal Financial Services, Inc. Principal Financial Services, Inc. (an Iowa corporation) an intermediate holding company organized pursuant to Section 512A.14 of the Iowa Code. In turn, Principal Financial Services, Inc. is a wholly-owned subsidiary of Principal Financial Group, Inc., a publicly traded company that filed consolidated financial statements with the SEC. A list of persons directly or indirectly controlled by or under common control with Depositor as of December 31, 2023 appears below:
None of the companies listed in such organization chart is a subsidiary of the Registrant; therefore, only the separate financial statements of Registrant and the consolidated financial statements of Depositor are being filed with this Registration Statement.

Principal Life Insurance Company - Organizational Structure
(December 31, 2023)

	Organized in	% Owned
PRINCIPAL FINANCIAL GROUP, INC.	Delaware	Publicly Held
→ Principal Financial Services, Inc.*#	Iowa	100
→ CCB Pension Management, Co. Ltd.	China	17.64
→ PFG DO Brasil LTDA*#	Brazil	100
→ Brasilprev Seguros E Previdencia S.A.*	Brazil	50
→ Principal Global Investors Participacoes, LTDA*#	Brazil	100
→ Claritas Investments LTD*#	Cayman Islands	100
→ Claritas Administracao de Recursos LTDA*#	Brazil	100
→ PFG Do Brasil 2 Participacoes LTDA*#	Brazil	100
→ Ciclic Corretora de Seguros S.A.*#	Brazil	50.01
→ Principal International, LLC.*#	Iowa	100
→ Principal International (Asia) Limited*#	Hong Kong	100
→ Principal Asia Pacific Investment Consulting (Beijing) Limited*#	China	100
→ Principal International (South Asia) SDN, BHD*#	Malaysia	100
→ Principal Nominee Company (Hong Kong) Limited*#	Hong Kong	100
→ Principal Asset Management Company (Asia) Limited*#	Hong Kong	100
→ Principal Trust Company (Hong Kong) Limited*	Hong Kong	100
→ Principal Insurance Company (Hong Kong) Limited*#	Hong Kong	100
→ Principal Asset Management Berhad*	Malaysia	60
→ CIMB Wealth Advisors Berhad*	Malaysia	100
→ PT Principal Asset Management	Indonesia	99
→ Principal Asset Management (S) PTE LTD*#	Singapore	100
→ Principal Asset Management Company Limited*	Thailand	100
→ PT Principal International Indonesia*	Indonesia	100
→ Principal Trust Company (Asia) Limited*#	Hong Kong	100
→ Principal Investment & Retirement Services Limited*#	Hong Kong	100
→ Principal Consulting (India) Private Limited*#	India	100
→ Principal Bermuda Holding, LLC	Delaware	100
→ Principal Financial Services (Bermuda) Ltd.	Bermuda	100
→ Principal Global Investors Holding Company, LLC*#	Delaware	100
→ Principal Global Financial Services (Europe) II LTD*#	United Kingdom	100
→ Principal Global Investors (Europe) Limited*	Wales/United Kingdom	100
→ Principal Global Investors (Switzerland) GMBH*	Switzerland	100
→ Principal Global Investors (Ireland) Limited*#	Ireland	100
→ PGI Origin Holding Company LTD*#<	Wales/United Kingdom	100
→ Origin Asset Management LLP*#<	Wales/United Kingdom	93.08
→ PGI Finisterre Holding Company LTD*	Wales/United Kingdom	100
→ Finisterre Holdings Limited*	Malta	100
→ Finisterre Capital LLP*	Wales/United Kingdom	86
→ Principal Corporate Secretarial Services Limited	Wales/United Kingdom	100
→ Principal Real Estate Europe Limited	Wales/United Kingdom	100
→ Principal Real Estate Limited	Wales/United Kingdom	100
→ Principal Real Estate B.V.	Netherlands	100
12

→ Principal Real Estate GmbH	Germany	100
→ PD Frankfurt GmbH mbH	Germany	94.9
→ Principal Real Estate S.á.r.l.	Luxembourg	100
→ Principal Real Estate SAS	France	100
→ Principal Real Estate S.L.U.	Spain	100
→ Principal Real Estate Spezialfondsgesellschaft mbH	Germany	94.9
→ Principal Global Investors (Singapore) Limited*#	Singapore	100
→ Principal Real Asset Investments Private Fund Management (Beijing) Co., Ltd.	China	50
→ Principal Private Fund Management (Shanghai) Co., Ltd.	China	100
→ Principal Global Investors (Hong Kong) Limited*#	Hong Kong	100
→ Principal Global Investors Holding Company (US), LLC*#	Delaware	100
→ Spectrum Asset Management, Inc.*#<	Connecticut	100
→ SAMI Brokerage LLC	Connecticut	100
→ Post Advisory Group, LLC*#<	Delaware	75.23
→ Principal Commercial Funding, LLC*#<	Delaware	100
→ Principal Enterprise Capital, LLC*#	Delaware	100
→ Principal Global Investors, LLC*#<	Delaware	100
→ Principal Real Estate Investors, LLC*#	Delaware	100
→ Principal Global Investors Trust Company*#	Oregon	100
→ Principal Shareholder Services, Inc.*#	Washington	100
→ Principal Funds Distributor, Inc.*#	Washington	100
→ Principal Islamic Asset Management SDN. BHD*#	Malaysia	60
→ Principal Financial Group (Mauritius) LTD*#	Mauritius	100
→ Principal Life Insurance Company+#	Iowa	100
→ Principal Reinsurance Company of Delaware*#<	Delaware	100
→ Principal Reinsurance Company of Delaware II*#<	Delaware	100
→ Principal Real Estate Holding Company, LLC*#<	Delaware	100
→ GAVI PREHC HC, LLC*#<	Delaware	100
→ Principal Development Investors, LLC*#<	Delaware	100
→ Principal Real Estate Fund Investors, LLC*#<	Delaware	100
→ Principal Holding Company, LLC*#<	Iowa	100
→ Petula Associates, LLC*<	Iowa	100
→ Principal Real Estate Portfolio, Inc.*#<	Delaware	100
→ GAVI PREPI HC, LLC*#<	Delaware	100
→ Petula Prolix Development Company, LLC*#<	Iowa	100
→ Principal Commercial Acceptance, LLC*#<	Delaware	100
→ Principal Generation Plant, LLC*#<	Delaware	100
→ Principal Bank*#<	Iowa	100
→ Principal Advised Services, LLC	Delaware	100
→ Equity FC, LTD*#<	Iowa	100
→ Principal Dental Services, Inc.*#<	Arizona	100
→ Employers Dental Services, Inc.*#<	Arizona	100
→ First Dental Health*#<	California	100
→ Delaware Charter Guarantee & Trust Company*#<	Delaware	100
→ Preferred Product Network, Inc.*#<	Delaware	100
→ Principal Reinsurance Company of Vermont*#	Vermont	100
→ Principal Reinsurance Company of Vermont II*#<	Vermont	100
→ Principal International Holding Company, LLC*#	Delaware	100
→ Principal Global Services Private Limited*#	India	100
→ Principal Global Services (Philippines) LLC	Philippines	100
→ CCB Principal Asset Management Company, LTD*	China	25
→ Principal Financial Services I (US), LLC*#	Delaware	100
→ Principal Financial Services II (US), LLC*#	Delaware	100
→ Principal Financial Services I (UK) LLP *#	Wales/United Kingdom	100
→ Principal Financial Services V (UK) LTD.*#	United Kingdom	100
→ Principal Financial Services II (UK) LTD.*#	Wales/United Kingdom	100
→ Principal Financial Services III (UK) LTD.*#	Wales/United Kingdom	100
→ Principal Financial Services Asia (UK) LTD*#	United Kingdom	100
→ Principal Global Investors Asia (UK) Ltd	United Kingdom	100
→ Principal Global Investors (Australia) Service Company Pty Limited*#	Australia	100
→ Principal Global Investors (Australia) Limited*#	Australia	100
→ Principal Global Investors (Japan) Limited*#	Japan	100
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→ Principal Financial Services VI (UK) LTD*#	United Kingdom	100
→ Principal Global Financial Services (Europe) LTD*#	United Kingdom	100
→ Principal Financial Services Latin America LTD.*#	Wales/United Kingdom	100
→ Principal International Latin America LTD.*#	United Kingdom	100
→ Principal International Mexico, LLC*#	Delaware	100
→ Principal Mexico Servicios, S.A. de C.V.*#	Mexico	100
→ Principal Innovación, S.A. de C.V.	Mexico	100
→ Principal Financial Group, S.A. de C. V. Grupo Financiero*#	Mexico	100
→ Principal Afore, S. A. de C.V., Principal Grupo Financiero*#	Mexico	100
→ Principal Fondos de Inversión S.A. de C.V., Operadora de Fondos de Inversion, Principal Grupo Financiero*#	Mexico	100
→ Principal Seguros, S.A. de C.V., Principal Grupo Financiero*#	Mexico	100
→ Principal International South America I LTD.*#	Wales/United Kingdom	100
→ Principal International South America II LTD.*#	Wales/United Kingdom	100
→ Principal International South America II LTD., Agencia En Chile*#	Chile/United Kingdom	100
→ Principal International de Chile, S.A.*#	Chile	100
→ Principal Compania de Seguros de Vida Chile S.A.*#	Chile	100
→ Principal Administradora General de Fondos S.A.*#	Chile	100
→ Principal Ahorro e Inversiones S.A.*#	Chile	100
→ Principal Servicios Corporativos Chile LTDA*#	Chile	100
→ Principal Servicios de Administración S.A.*#	Chile	100
→ Principal Holding Company Chile S.A.*#	Chile	100
→ Principal Chile Limitada*#	Chile	100
→ Administradora de Fondos de Pensiones Cuprum S.A.*#	Chile	97
→ Inversiones Cuprum Internacional S.A.*#	Chile	100
→ Principal National Life Insurance Company+#	Iowa	100
→ Principal Securities, Inc.	Iowa	100
→ Diversified Dental Services, Inc.*#	Nevada	100
→ Principal Innovations, Inc.	Delaware	90.55
→ Business Owner Ecosystem, Inc.	Delaware	100
→ Principal Workforce, LLC	Delaware	100
→ Principal Financial Services (Asia) Pte Ltd	Singapore	100

+ Consolidated financial statements are filed with the SEC.
* Not required to file financial statements with the SEC.
# Included in the consolidated financial statements of Principal Financial Group, Inc. filed with the SEC.
= Separate Financial statements are filed with SEC.
< Included in the financial statements of Principal Life Insurance Company filed with the SEC.

Item 33. Indemnification
Sections 490.851 through 490.859 of the Iowa Business Corporation Act permit corporations to indemnify directors and officers where (A) all of the following apply: the director or officer (i) acted in good faith; (ii) reasonably believed that (a) in the case of conduct in the individual's official capacity, that the individual's conduct was in the best interests of the corporation or (b) in all other cases, that the individual's conduct was at least not opposed to the best interests of the corporation; and (iii) in the case of any criminal proceeding, the individual had no reasonable cause to believe the individual's conduct was unlawful; and (B) the individual engaged in conduct for which broader indemnification has been made permissible or obligatory under a provision of the corporation's articles of incorporation.
Unless ordered by a court pursuant to the Iowa Business Corporation Act, a corporation shall not indemnify a director or officer in either of the following circumstances: (A) in connection with a proceeding by or in the right of the corporation, except for reasonable expenses incurred in connection with the proceeding if it is determined that the director has met the relevant standard of conduct (above) or (B) in connection with any proceeding with respect to conduct for which the director was adjudged liable on the basis that the director receive a financial benefit to which he or she was not entitled, whether or not involving action in the director's official capacity.
Registrant's By-Laws provide that it shall indemnify directors and officers against damages, awards, settlements and costs reasonably incurred or imposed in connection with any suit or proceeding to which such person is or may be made a party by reason of being a director or officer of the Registrant. Such rights of indemnification are in addition to any rights to indemnity to which the person may be entitled under Iowa law and are subject to any limitations imposed by the Board of Directors. The Board has provided that certain procedures must be followed for indemnification of officers, and that there is no indemnity of officers when there is a final adjudication of liability based upon acts which constitute gross negligence or willful misconduct.
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Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
Item 34. Principal Underwriters
(a)    Other Activity
Principal Securities, Inc. (formerly Princor Financial Services Corporation) acts as principal underwriter for variable life insurance contracts issued by Principal Life Insurance Company Variable Life Separate Account, a registered unit investment trust, and for variable annuity contracts issued by Principal Life Insurance Company Separate Account B, a registered unit investment trust.
(b)    Management

(b1) Name and principal	(b2) Positions and offices
business address	with principal underwriter

Christopher Agbe-Davies	Vice President, Associate General Counsel and Assistant Secretary
Principal Financial Group(1)

Carla Beitzel	Vice President, Distribution (PPN)
Principal Financial Group(1)

Jess Beltran	Chief Supervision Officer
Principal Financial Group(1)

Chad Claire	Chief Information Officer
Principal Financial Group(1)

Brock Cooper	Chief Compliance Officer
Principal Financial Group(1)

Amy C. Friedrich	Director
Principal Financial Group(1)

William Froehlich	Vice President, Operations
Principal Financial Group(1)

Gina L. Graham	Vice President and Treasurer
Principal Financial Group(1)

Sarah Juteau	Counsel
Principal Financial Group(1)

Cody Lawler	Vice President, Operations
Principal Financial Group(1)

Kenneth A. McCullum	Director
Principal Financial Group(1)

Michael F. Murray	Chairman, President and Chief Executive Officer
Principal Financial Group(1)

Mitch G. Nass	Counsel and Secretary
Principal Financial Group(1)
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Doug Rants	Chief Information Security Officer
Principal Financial Group(1)

David A. Rigler	Chief Financial Officer
Principal Financial Group(1)

Craig Spadafora	Senior Vice President
Principal Financial Group(1)

Deanna D. Strable-Soethout	Director
Principal Financial Group(1)

A. Shea Treadway	Director
Principal Financial Group(1)

Dan VanWinkle	AML Officer
Principal Financial Group(1)

Dan L. Westholm	Assistant Vice President - Treasury
Principal Financial Group(1)

(1) 655 9th Street
Des Moines, IA 50309
(c)    Compensation from the Registrant

(1) Name of Principal Underwriter	(2) Net Underwriting Discounts & Commissions	(3) Compensation on Events Occasioning the Deduction of a Deferred Sales Load	(4) Brokerage Commissions	(5) Compensation
Principal Securities, Inc. formerly Princor Financial Services Corporation	$6,758,083.00	—	—	—

Item 35. Location of Accounts and Records
All accounts, books or other documents of the Registrant are located at the offices of the Depositor, Principal Financial Group, Des Moines, Iowa 50392.
Item 36. Management Services
N/A
Item 37. Fee Representation
Principal Life Insurance Company represents the fees and charges deducted under the Policy, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.

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SIGNATURES
Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, certifies that it meets all of the requirements for effectiveness of this registration statement under rule 485(b) under the Securities Act and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the city of Des Moines and State of Iowa, on the 26th day of April, 2024.

PRINCIPAL LIFE INSURANCE COMPANY VARIABLE LIFE
SEPARATE ACCOUNT
(Registrant)

	By :	/s/ D. J. Houston
D. J. Houston
Chairman, President and Chief Executive Officer

PRINCIPAL LIFE INSURANCE COMPANY
(Depositor)

	By :	/s/ D. J. Houston
D. J. Houston
Chairman of the Board
Director, Chairman, President and Chief Executive Officer

Attest:

/s/ Christopher Agbe-Davies
Christopher Agbe-Davies
Assistant Corporate Secretary

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Pursuant to the requirements of the Securities Act, this amendment to the registration statement has been signed by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ D. J. Houston	Director, Chairman of the Board	April 26, 2024
D. J. Houston	Chairman, President and Chief Executive Officer

/s/ J. M. Pitz	Senior Vice President and Controller	April 26, 2024
J. M. Pitz	(Principal Accounting Officer)

/s/ D. D. Strable-Soethout	Executive Vice President and Chief Financial Officer (Principal Financial Officer)	April 26, 2024
D. D. Strable-Soethout

(J. S. Auerbach)*	Director	April 26, 2024
J. S. Auerbach

(M. E. Beams)*	Director	April 26, 2024
M. E. Beams

(J. Carter-Miller)*	Director	April 26, 2024
J. Carter-Miller

(R. C. Hochschild)*	Director	April 26, 2024
R. C. Hochschild

(S. M. Mills)*	Director	April 26, 2024
S. M. Mills

(H. E. Mitchell)*	Director	April 26, 2024
H. E. Mitchell

(C. N. Muruzabel)*	Director	April 26, 2024
C. N. Muruzabal

(D. C. Nordin)*	Director	April 26, 2024
D. C. Nordin

(B. C. Pickerell)*	Director	April 26, 2024
B. C. Pickerell

(C. S. Richer)*	Director	April 26, 2024
C. S. Richer

(A. Rivera)*	Director	April 26, 2024
A. Rivera

*By	/s/ D. J. Houston
D. J. Houston
Director, Chairman of the Board
Chairman, President and Chief Executive Officer

*Pursuant to Powers of Attorney Filed as Ex 99.(n)(2) on 04/29/2022 (Accession No. 0000812797-22-000042) and Filed as Ex 99. (n)(2) on 04/27/2023 (Accession No. 0000812797-23-000058) for H. E. Mitchell
18